Registration No. 33-25301
                                                                      811-5685


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933          /X /
                                                                 ---


         Pre-Effective Amendment No.

         Post-Effective Amendment No.  29
                                       and

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940  / X /

         Amendment No.  32


                          WILLIAMSBURG INVESTMENT TRUST
               (Exact Name of Registrant as Specified in Charter)

              312 WALNUT STREET, 21ST FLOOR, CINCINNATI, OHIO 45202
                    (Address of Principal Executive Offices)

       Registrant's Telephone Number, including Area Code: (513)629-2000

                             W. Lee H. Dunham, Esq.
                            Sullivan & Worcester LLP
                             One Post Office Square
                                Boston, MA 02109
                     (Name and Address of Agent for Service)


It is proposed that this filing will become effective:
 --
/ X/ immediately upon filing pursuant to Rule 485(b)
 --
/  / on (      ) pursuant to Rule 485(b)
 --
 --
/  / 60 days after filing pursuant to Rule 485(a)
 --
 --
/  / on (      ) pursuant to Rule 485(a)
 --


     The Registrant has registered an indefinite number of shares under the Securities Act of 1933, as amended, pursuant to Rule 24f-2 under the Investment Company Act of 1940, as amended. The Rule 24f-2 Notice for the fiscal year ended March 31, 1997 was filed on May 30, 1997.

                          WILLIAMSBURG INVESTMENT TRUST

                  CROSS-REFERENCE SHEET PURSUANT TO RULE 495(A)

                  Part A                         Prospectus
                  FORM ITEM                      CROSS-REFERENCE
Item 1.           Cover Page                     Cover Page

Item 2.           Synopsis                       Prospectus Summary;
                                                 Synopsis of Costs and
                                                 Expenses

Item 3.           Condensed Financial            Financial Highlights;
                  Information                    Dividends, Distributions,
                                                 Taxes and Other
                                                 Information

Item 4.           General Description            Investment Objective(s),
                  of Registrant                  Investment Policies and
                                                 Risk Considerations;
                                                 Management of the
                                                 Fund(s); Appendix A:
                                                 Description of Municipal
                                                 Obligations; Appendix B

Item 5.           Management of the Fund         Management of the Fund(s)

Item 5A.          Management's Discussion        Not Applicable
                  of Fund Performance            (Annual Report)

Item 6.           Capital Stock and              Tax Status; Dividends,
                  Distributions,                 Taxes and Other
                  Other Securities               Information

Item 7.           Purchase of Securities         How to Purchase Shares;
                  Being Offered                  How Net Asset Value is
                                                 Determined; Application

Item 8.           Redemption or Repurchase       How to Redeem Shares

Item 9.           Pending Legal Proceedings      Not Applicable
                                                 STATEMENT OF
                  PART B                         ADDITIONAL INFORMATION
                  FORM ITEM                      CROSS-REFERENCE
Item 10.          Cover Page                     Cover Page

Item 11.          Table of Contents              Cover Page


Item 12.          General Information            Capital Shares and Voting
                  and History

Item 13.          Investment Objectives          Investment Objective and
                  and Policies                   Policies; Description of
                                                 Bond Ratings; Investment
                                                 Limitations

Item 14.          Management of the Fund         Trustees and Officers

Item 15.          Control Persons and            Trustees and Officers
                  Principal Holders of
                  Securities

Item 16.          Investment Advisory and        Investment Advisor;
                  Other Services                 Administrator;
                                                 Other Services

Item 17.          Brokerage Allocation           Brokerage

Item 18.          Capital Stock and              Capital Shares and Voting
                  Other Securities

Item 19.          Purchase, Redemption and       Special Shareholder
                  Pricing of Securities          Services; Purchase of
                  Being Offered                  Shares; Redemption of
                                                 Shares; Net Asset Value
                                                 Determination

Item 20.          Tax Status                     Additional Tax
                                                 Information

Item 21.          Underwriters                   Not Applicable

Item 22.          Calculation of                 Calculation of
                  Performance Data               Performance Data

Item 23.          Financial Statements           Financial Statements and
                                                 Reports

                       THE FLIPPIN, BRUCE & PORTER FUNDS
                           FBP Contrarian Equity Fund
                          FBP Contrarian Balanced Fund


                                   Prospectus


                                 No-Load Funds

The Flippin, Bruce & Porter Funds



Investment Advisor
Flippin, Bruce & Porter, Inc.
800 Main Street, Suite 202
P.O. Box 6138
Lynchburg, Virginia 24505
800-FBP-9375


Administrator
Countrywide Fund Services, Inc.
P.O. Box 5354
Cincinnati, Ohio 45201-5354
800-443-4249


Custodian
Star Bank, N.A.
425 Walnut Street
Cincinnati, Ohio  45202

Independent Auditors
Tait, Weller & Baker
Two Penn Center Plaza
Philadelphia, Pennsylvania 19102

Legal Counsel
Sullivan & Worcester, LLP
One Post Office Square
Boston, Massachusetts 02109

Officers
John M. Flippin, President
John T. Bruce, Vice President and
         Portfolio Manager
R. Gregory Porter, III, Vice President


Trustees
Austin Brockenbrough, III
John T. Bruce
Charles M. Caravati, Jr.
J. Finley Lee, Jr.
Richard Mitchell
Richard L. Morrill
Harris V. Morrissette
Fred T. Tattersall
Erwin H. Will, Jr.
Samuel B. Witt, III

PROSPECTUS

NO-LOAD FUNDS
August 1, 1997



FBP Contrarian Equity Fund
FBP Contrarian Balanced Fund

The FBP CONTRARIAN EQUITY FUND seeks long term growth of capital through investment in a diversified portfolio comprised primarily of equity securities, with current income as a secondary objective.

The FBP CONTRARIAN BALANCED FUND seeks long term capital appreciation and current income through investment in a balanced portfolio of equity and fixed income securities assuming a moderate level of investment risk.

The FBP Contrarian Equity Fund and the FBP Contrarian
Balanced Fund (the "Funds") are NO-LOAD, diversified, open-end series of the Williamsburg Investment Trust, a registered management investment company. This Prospectus provides you with the basic information you should know before investing in the Funds. You should read it and keep it for future reference. While there is no assurance that the Funds will achieve their investment objectives, they endeavor to do so by following the investment policies described in this Prospectus.

A Statement of Additional Information dated August 1, 1997, containing additional information about the Funds, has been filed with the Securities and Exchange Commission and is incorporated by reference in this Prospectus in its entirety. The Funds' address is P.O. Box 5354, Cincinnati, Ohio 45201-5354, and their telephone number is 1-800-443-4249. A copy of the Statement of Additional Information may be obtained at no charge by calling or writing the Funds.


                                TABLE OF CONTENTS

Prospectus Summary....................................................  2
Synopsis of Costs and Expenses........................................  3
Financial Highlights..................................................  4
Investment Objectives, Investment Policies and Risk Considerations....  6
How to Purchase Shares................................................ 12
How to Redeem Shares.................................................. 14
How Net Asset Value is Determined..................................... 15
Management of the Funds............................................... 15
Dividends, Distributions, Taxes and Other Information................. 17
Application........................................................... 21

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

PROSPECTUS SUMMARY
The Funds. The FBP Contrarian Equity Fund (the "Equity Fund") and the FBP Contrarian Balanced Fund (the "Balanced Fund") are No-Load, diversified, open-end series of the Williamsburg Investment Trust, a registered management investment company commonly known as a "mutual fund". Each represents a separate mutual fund with its own investment objectives and policies. An investor may elect one or both of the Funds to meet individual investment objectives, and may switch from one Fund to the other without charge when a shareholder's investment objectives or plans change. While there is no assurance that the Funds will achieve their investment objectives, they each endeavor to do so by following the investment policies described in this Prospectus.

Investment Objectives. The Equity Fund's investment objective is long term growth of capital through investment in a diversified portfolio comprised primarily of equity securities, with current income as a secondary objective.

The Balanced Fund's investment objectives are long term capital appreciation and current income through investment in a balanced portfolio of equity and fixed income securities assuming a moderate level of investment risk.

Investment Approach. In seeking to achieve the investment objectives of both the Equity Fund and the Balanced Fund, a "contrarian" investment strategy is utilized. Contrarian investing entails the acquisition of securities of companies which, in the Adviser's judgment, are undervalued in the securities markets, usually because they are out of favor with most of the investment community. A company's securities may be out of favor because, for example, of earnings declines, business or economic cycle slumps, competitive problems, litigation, product obsolescence and other reasons. Such securities are selected based upon the Adviser's assessment of historical valuations, future recovery prospects and other factors. (See "Investment Objectives, Investment Policies and Risk Considerations.")

Investment Adviser. Flippin, Bruce & Porter, Inc. (the "Adviser") serves as investment adviser to each of the Funds. For its services, the Adviser receives compensation of 0.75% of the average daily net assets of each of the Funds. The fees are reduced for either Fund when the assets of the particular Fund exceed $250 million. (See "Management of the Funds.")

Purchase of Shares. Shares are offered "No-Load", which means they may be purchased directly from the Funds without the imposition of any sales or 12b-1 charges. The minimum initial purchase for either Fund is $25,000 ($1,000 for IRAs or Keogh accounts). Subsequent investments in both Funds must be $1,000 or more ($300 for IRA or Keogh accounts). Shares may be purchased by individuals or organizations and may be appropriate for use in Tax Sheltered Retirement Plans and Systematic Withdrawal Plans. (See "How to Purchase Shares.")

Redemption of Shares. There is currently no charge for redemptions from either Fund. Shares may be redeemed at any time in which the Funds are open for business at the net asset value next determined after receipt of a redemption request by the Funds. (See "How to Redeem Shares.")

Dividends and Distributions. Net investment income of the Funds is distributed quarterly. Net capital gains, if any, are distributed annually. Shareholders may elect to receive dividends and capital gain distributions in cash or the dividends and capital gain distributions may be reinvested in additional Fund shares. (See "Dividends, Distributions, Taxes and Other Information.")


Management. The Funds are series of the Williamsburg Investment
Trust (the "Trust"), the Board of Trustees of which is responsible for overall management of the Trust and the Funds. The Trust has employed Countrywide Fund Services, Inc. (the "Administrator") to provide administration, accounting and transfer agent services. (See "Management of the Funds.")

SYNOPSIS OF COSTS AND EXPENSES
                           FBP CONTRARIAN EQUITY FUND

Shareholder Transaction Expenses: ..................................    None


Annual Fund Operating Expenses:
         (As a percentage of average daily net assets)
Investment Advisory Fees (after waivers) ...........................   0.71%
Administrator's Fees ...............................................   0.21%
Other Expenses .....................................................   0.29%
                                                                       -----
Total Fund Operating Expenses ......................................   1.21%
                                                                       =====

EXAMPLE: You would pay the following expenses on a $1,000 investment, whether or not you redeem at the end of the period, assuming 5% annual return:

            1 Year     3 Years     5 Years     10 Years
             $12         $38         $66         $147


                          FBP CONTRARIAN BALANCED FUND

Shareholder Transaction Expenses: ..................................    None


Annual Fund Operating Expenses:
         (As a percentage of average daily net assets)
Investment Advisory Fees ...........................................   0.75%
Administrator's Fees ...............................................   0.19%
Other Expenses .....................................................   0.14%
                                                                       -----
Total Fund Operating Expenses ......................................   1.08%
                                                                       =====

EXAMPLE: You would pay the following expenses on a $1,000 investment, whether or not you redeem at the end of the period, assuming 5% annual return:
            1 Year     3 Years     5 Years     10 Years
              $11        $34         $60         $132

The purpose of the foregoing tables is to assist investors in the Funds in understanding the various costs and expenses that they will bear directly or indirectly. See "Management of the Funds" for more information about the fees and costs of operating the Funds. The Annual Fund Operating Expenses shown above are based upon actual operating history for the fiscal year ended March 31, 1997. Absent fee waivers by the Adviser, the Equity Fund's investment advisory fees would have been 0.75% of average daily net assets and total fund operating expenses would have been 1.25% of average daily net assets. THE EXAMPLES SHOWN SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES IN THE FUTURE MAY BE GREATER OR LESS THAN THOSE SHOWN.

FINANCIAL HIGHLIGHTS

The following audited financial information has been audited by Tait, Weller & Baker, independent accountants, whose report covering the fiscal year ended March 31, 1997 is contained in the Statement of Additional Information. This information should be read in conjunction with the Funds' latest audited annual financial statements and notes thereto, which are also contained in the Statement of Additional Information, a copy of which may be obtained at no charge by calling the Funds.

FBP CONTRARIAN EQUITY FUND
Selected Per Share Data and Ratios for a Share Outstanding Throughout
Each Period

                                                               Year         Year       Year       July 30,
                                                              Ended        Ended      Ended     1993(a) To
                                                           March 31,   March 31,  March 31,      March 31,
                                                                1997        1996       1995           1994
Net asset value at beginning of period ..................   $  14.21    $  11.21    $ 10.15       $  10.00
                                                            --------    --------    -------       --------
Income from investment operations:
         Net investment income ..........................       0.22        0.24       0.21           0.12
         Net realized and unrealized gains on investments       2.24        3.05       1.14           0.19
                                                            --------    --------    -------       --------
Total from investment operations ........................       2.46        3.29       1.35           0.31
                                                            --------    --------    -------       --------
Less distributions:
         Dividends from net investment income ...........      (0.22)      (0.24)     (0.23)         (0.10)
         Distributions from net realized gains                 (0.37)      (0.05)     (0.06)         (0.06)
                                                            --------    --------    -------       --------
Total distributions .....................................      (0.59)      (0.29)     (0.29)         (0.16)
                                                            --------    --------    -------       --------
Net asset value at end of period ........................   $  16.08    $  14.21    $ 11.21       $  10.15
                                                            ========    ========    =======       ========
Total return ............................................     17.65%      29.54%     13.52%          4.59%(c)
                                                            ========    ========    =======       ========
Net assets at end of period (000's) .....................   $  16,34    $  9,090    $ 5,323       $  3,135
                                                            ========    ========    =======       ========
Ratio of expenses to average net assets(b) ..............       1.21%      1.25%      1.25%          1.25%(c)

Ratio of net investment income to average net assets ....       1.50%      1.89%      2.15%          1.98%(c)

Portfolio turnover rate .................................          9%        12%         9%             7%

Average commission rate per share .......................   $  0.0925         --        --              --

(a) Commencement of operations.

(b) Absent fee waivers and/or expense reimbursements by the Adviser, the ratios of expenses to average net assets would have been 1.25%, 1.67%, 2.27% and 3.10%(c) for the periods ended March 31, 1997, 1996, 1995 and 1994, respectively.

(c) Annualized.

FBP CONTRARIAN BALANCED FUND
Selected Per Share Data and Ratios for a Share Outstanding Throughout
Each Period
                                                                                                                         July 3,
                                                                         Years Ended March 31,                        1989(a) To
                                                                                                                       March 31,
                                                      1997      1996     1995      1994      1993       1992      1991     1990
Net asset value at beginning of period ............$ 14.86   $ 12.80  $ 12.19   $ 12.10   $ 11.10    $  9.90   $  9.75  $ 10.16
                                                   -------   -------  -------   -------   -------    -------   -------  -------
Income from investment operations:
         Net investment income ....................   0.42      0.43     0.38      0.33      0.34       0.36      0.45     0.28
         Net realized and unrealized gains (losses)
                  on investments ..................   1.49      2.44     0.87      0.15      1.06       1.17      0.18    (0.42)
                                                   -------   -------  -------   -------   -------    -------   -------  -------
Total from investment operations ..................   1.91      2.87     1.25      0.48      1.40       1.53      0.63    (0.14)
                                                   -------   -------  -------   -------   -------    -------   -------  -------
Less distributions:
         Dividends from net investment income .....  (0.42)    (0.43)   (0.39)    (0.32)    (0.35)     (0.33)    (0.48)   (0.27)
         Distributions from net realized gains ....  (0.48)    (0.38)   (0.25)    (0.07)    (0.05)       --        --       --
                                                   -------   -------  -------   -------   -------    -------   -------  -------
Total distributions ...............................  (0.90)    (0.81)   (0.64)    (0.39)    (0.40)    (0.33)    (0.48)   (0.27)
                                                   -------   -------  -------   -------   -------    -------   -------  -------
Net asset value at end of period ..................$ 15.87   $ 14.86  $ 12.80   $ 12.19   $ 12.10    $ 11.10   $  9.90   $  9.75
                                                   =======   =======  =======   =======   =======    =======   =======  =======
Total return ...................................... 13.15%     22.86%  10.54%     3.88%    12.76%    15.71%     6.98%   (1.78%)(d)
                                                   =======   =======  =======   =======   =======    =======   =======  =======
Net assets at end of period (000's) ...............$40,854   $35,641  $25,976   $21,969   $ 16,43    $ 9,572   $ 5,285   $ 3,270
                                                   =======   =======  =======   =======   =======    =======   =======  =======
Ratio of expenses to average net assets ...........  1.08%     1.17%   1.17%(b)  1.25%(c)   1.31%(c) 1.35%(c)    1.40%  1.84%(c)(d)

Ratio of net investment income
         to average net assets ....................  2.65%     3.04%     3.10%    2.64%      3.09%     3.61%     5.07%    4.90%
(d)

Portfolio turnover rate ...........................    24%       17%      14%       28%        27%       14%       13%     16%

Average commission rate per share .................$0.0779       --        --       --         --        --        --      --

(a) Effective date of the Fund's initial registration under the Securities Act of 1933, as amended.

(b) In an effort to reduce the total operating expenses of the Fund, a portion of the Fund's custodian fees for the year ended March 31, 1995 was paid through an arrangement with a third-party broker-dealer who was compensated through commission trades. Payment of the fees was based on a percentage of commissions earned. Absent expenses reimbursed through the directed brokerage arrangement, the ratio of expenses to average net assets would have been 1.20% for the year ended March 31, 1995.

(c) Absent fee waivers and/or expense reimbursements by the Adviser, the ratios of expenses to average net assets would have been 1.36%, 1.43%, 1.66%, 1.95% and 2.59% (d) for the periods ended March 31, 1994, 1993, 1992, 1991 and 1990, respectively.

(d) Annualized.

Further information about the performance of the Funds is contained in the Annual Report, a copy of which may be obtained at no charge by calling the Funds.

INVESTMENT OBJECTIVES, INVESTMENT POLICIES
AND RISK CONSIDERATIONS

A description of the investment objectives and policies of each Fund appears below. The investment objectives of each Fund may not be altered without the prior approval of a majority (as defined by the Investment Company Act of 1940) of the Fund's shares.

THE EQUITY FUND

The investment objective of the Equity Fund is long term growth of capital through investment in a diversified portfolio comprised primarily of equity securities. As income is a secondary objective, any income produced will be a by-product of the effort to achieve the Equity Fund's primary objective.

In seeking to achieve the Fund's investment objective, the Adviser follows a contrarian investment approach in the selection and sale of equity securities. The contrarian philosophy is a disciplined form of value management, setting the stage for investors to take advantage of quality securities which in the opinion of the Adviser are undervalued. These securities, while out of favor with much of the investment community when purchased, still retain the fundamental characteristics that may return their performance to historical levels. (See "Investment Selection.")

It is the intention of the Adviser for the Equity Fund to remain fully invested at all times. Equity securities will normally comprise 70-100% of the Fund's assets, while money market instruments will comprise 0-30%. The use of money market instruments enables the Fund to earn interest while satisfying its working capital needs, such as the accumulation of liquid reserves for anticipated acquisition of portfolio securities.

THE BALANCED FUND

The investment objective of the Balanced Fund is long term capital appreciation and current income by investing in a balanced portfolio of equity and fixed income securities assuming a moderate level of investment risk.

The Balanced Fund invests in both equity and fixed income securities. Equity securities are acquired for capital appreciation or a combination of capital appreciation and income. Fixed income securities, including money market instruments, are acquired for income and secondarily for capital appreciation. (See "Investment Selection.")

In addition to investing in various types of securities, the Adviser also invests in various companies, industries and economic sectors. The percentage of assets invested in equities, fixed income securities and money market instruments will vary from time to time depending upon the Adviser's judgment of general market and economic conditions, trends in yields and interest rates and changes in fiscal or monetary policies. Depending upon the Adviser's determination of market and economic conditions, investment emphasis may be placed on equities or fixed income securities as reflected in the table below.

This allocation between stocks and bonds creates an opportunity for investors to receive competitive returns of capital growth and income while maintaining diversification. Under normal market conditions the Balanced Fund's portfolio allocation ranges will be as follows:

                                   % of Total Assets
         Equity Securities          40-70%
         Fixed Income Securities    25-50%
         Money Market Instruments   0-35%

INVESTMENT SELECTION -- EQUITY FUND AND BALANCED FUND

The concept of "contrarian" investing used in both the Equity Fund and the Balanced Fund entails the acquisition of securities of companies which, in the Adviser's judgment, are undervalued in the securities markets. Candidates for such contrarian investment will usually include the equity securities of domestic, established companies. Under normal conditions, at least 65% of each Fund's assets will be invested utilizing the contrarian investment approach described herein.

It is the Adviser's belief that the securities of well managed companies which may be temporarily out of favor due to earnings declines or other adverse developments, such as competitive problems, litigation or product obsolescence, are likely to provide a greater total investment return than securities of companies which are favored by most investors because of actual or anticipated favorable developments. The reason, the Adviser believes, is that the prices of securities of "out of favor" companies often tend to be driven lower than fundamentally derived values because of overly pessimistic investor expectations, while the prices of securities of "in favor" companies tend to be driven higher than fundamentally derived values because of overly optimistic investor perceptions.

No assurance can be given, of course, that the Adviser will be correct in its expectations of recovery for the securities selected for the Funds' portfolios. While portfolio securities are generally acquired for the long term, they will be sold when the Adviser believes that: (a) the anticipated price appreciation has been achieved or is no longer probable; (b) alternate investments offer superior total return prospects; or (c) the risk of decline in market value is increased. In an attempt to reduce overall portfolio risk, provide stability, and to meet operations and cash needs of both of the Funds, and generate income for the Balanced Fund, the Adviser allocates a portion of the Equity Fund's assets to money market instruments, and a portion of the Balanced Fund's assets to fixed income securities as well as money market instruments.

As a temporary defensive measure, when the Adviser determines that market conditions warrant, the Equity Fund and the Balanced Fund may depart from their normal investment objective and money market instruments may be emphasized, even to the point that 100% of either Fund's assets may be so invested.

EQUITY SELECTION. The Adviser will invest the Funds' assets among various companies, industries and economic sectors in an attempt to take advantage of what the Adviser believes are the best opportunities for capital appreciation and growth with limited risk.

The Equity Fund and the equity portion of the Balanced Fund will be primarily invested in common stocks, convertible preferred stocks, and investment rights and warrants traded on domestic securities exchanges or on the over-the-counter market. Foreign securities, if held, will be held in the form of American Depository Receipts ("ADRs"). ADRs are foreign securities denominated in U.S. Dollars and traded on U.S. securities markets. The Funds will invest only in sponsored ADRs on foreign equities.

The majority of the equities in the Equity Fund and the equity portion of the Balanced Fund will be in the securities of established companies, having operating histories of 10 years or longer and having a market capitalization of $500 million or more, which are undervalued in the Adviser's opinion. In determining whether a common stock is undervalued, the Adviser considers, among other things, such factors as: research material generated by the brokerage community; investment and business publications and general investor attitudes as perceived by the Adviser; valuation with respect to price-to-book value, price-to-sales, price-to-cash flow, price-to-earnings ratios, and dividend yield, all compared to historical valuations and future prospects for the company as judged by the Adviser.

In order to implement the Funds' contrarian strategy, the Adviser allocates the total portfolio of the Equity Fund, and the equity portion of the Balanced Fund's portfolio as follows:

FRESHLY IDENTIFIED CONTRARIAN SECURITIES will normally comprise approximately 25% of the equities held by the Funds. Such securities will be of companies which the Adviser believes have reached the low point of their business cycle and have, as a result, fallen out of favor with most of the investment community. Such companies must, in the Adviser's assessment, possess the capability to achieve full recovery of business and economic viability, as well as investment community favor, within a typical time frame of from three to four years.

SECURITIES OF RECOVERING COMPANIES will normally comprise approximately 50% of the equities held by the Funds. Such companies will be evidencing varying degrees of recovery from their business cycle low points and the investment community will, in varying degrees, be recognizing this recovery. Recognition may take many forms, some of which may be in the form of favorable research reports and purchase recommendations by brokerage firms and other investment professionals, renewed institutional interest in the form of reported large block purchase transactions and/or favorable market price movements relative to the stock market as a whole. Such securities, considered by many to be so called "value" purchases, are considered by the Adviser to have attractive potential for long term capital appreciation and growth.

SECURITIES OF RECOVERED COMPANIES will comprise approximately 25% of the equities held by the Funds. These once contrarian issues are now at or near the top of the Adviser's growth and price expectations, have generally achieved renewed favor of the investment community and are, generally, candidates for the option writing activities described herein or for other disposition in order to realize their capital gains potential.

FIXED INCOME SELECTION. The Balanced Fund's fixed income investments may include corporate debt obligations and "U.S. Government Securities." The Balanced Fund will generally invest in obligations which mature in one to ten years from the date of purchase except when, in the Adviser's opinion, long term interest rates are expected by the Adviser to be in a declining trend, in which case maturities may extend to thirty years.

Corporate debt obligations will consist primarily of "investment grade" securities rated at least Baa by Moody's Investors Service, Inc. ("Moody's") or BBB by Standard & Poor's Ratings Group ("S&P") or, if not rated, of equivalent quality in the Adviser's opinion. Corporate debt obligations are acquired primarily for their income return and secondarily for capital appreciation. Those acquired for their capital appreciation potential may be "contrarian" issues as described herein. For example, fixed income securities of companies and/or industries at the low point of their business cycle often experience a downgrading of their quality ratings by Moody's, S&P or other rating services, generally resulting in reduced prices for such securities. The Adviser believes such downgraded debt obligations often represent opportunities for capital appreciation as well as current income and will acquire such securities after a downgrading where it believes that the company's financial condition (and therefore its quality ratings) will be improving. Such downgraded securities will usually be rated less than A by Moody's and S&P. The Balanced Fund will invest no more than 5% of its net assets in fixed income securities rated less than Baa by Moody's or BBB by S&P and will not invest in fixed income securities rated lower than B (or the equivalent, in the Adviser's opinion, if not rated). Lower rated issues (those rated lower than A) are considered speculative in certain respects. Descriptions of the quality ratings of Moody's and S&P are contained in the Statement of Additional Information. Although the Adviser utilizes the ratings of various credit rating services as one factor in establishing creditworthiness, it relies primarily upon its own analysis of factors establishing creditworthiness. For as long as the Balanced Fund holds a fixed income issue, the Adviser monitors the issuer's credit standing.

The Adviser expects that U.S. Government Securities will normally comprise at least 10% of the Balanced Fund's total assets. "U.S. Government Securities" include direct obligations of the U.S. Treasury, securities issued or guaranteed as to interest and principal by agencies or instrumentalities of the U.S. Government, or any of the foregoing subject to repurchase agreements. (See "Repurchase Agreements.") While obligations of some U.S. Government sponsored entities are supported by the full faith and credit of the U.S. Government, several are supported by the right of the issuer to borrow from the U.S. Government, and still others are supported only by the credit of the issuer itself. The guarantee of the U.S. Government does not extend to the yield or value of the U.S. Government Securities held by the Funds or to either Fund's shares. See the Statement of Additional Information for a more detailed description.

MONEY MARKET INSTRUMENTS. Money market instruments mature in thirteen months or less from the date of purchase and include U.S. Government Securities (defined above) and corporate debt securities (including those subject to repurchase agreements), bankers' acceptances and certificates of deposit of domestic branches of U.S. banks and commercial paper (including variable amount demand master notes). At the time of purchase, money market instruments will have a short-term rating in the highest category by Moody's or S&P or, if not rated, issued by a corporation having an outstanding unsecured debt issue rated A or better by Moody's or S&P or, if not so rated, of equivalent quality in the Adviser's opinion. See the Statement of Additional Information for a further description of money market instruments.

OPTIONS. When the Adviser believes that individual portfolio securities within the Equity Fund and Balanced Fund are approaching the top of the Adviser's growth and price expectations, covered call options ("Calls") may be written
(sold) against such securities in a disciplined approach to selling portfolio securities.

When the Funds write a call, they receive a premium and agree to sell the underlying security to a purchaser of a corresponding call at a specified price ("strike price") by a future date ("exercise date"). To terminate its obligation on a call the Fund has written, it may purchase a corresponding call in a "closing purchase transaction". A profit or loss will be realized, depending upon whether the price of the closing purchase transaction is more or less than the premium (net of transaction costs) previously received on the call written.

The Funds may also realize a profit if the call it has written lapses unexercised, in which case the Funds keep the premium and retain the underlying security as well. If a call written by one of the Funds is exercised, the Fund forgoes any possible profit from an increase in the market price of the underlying security over the exercise price plus the premium received. The Funds write options only for hedging purposes and not for speculation where the aggregate value of the underlying obligations will not exceed 25% of a Fund's net assets. If the Adviser is incorrect in its expectations and the market price of a stock subject to a call option rises above the exercise price of the option, the Funds will lose the opportunity for further appreciation of that security.

Profits on closing purchase transactions and premiums on lapsed calls written are considered capital gains for financial reporting purposes and are short term gains for federal income tax purposes. When short term gains are distributed to shareholders, they are taxed as ordinary income. If the Funds desire to enter into a closing purchase transaction, but there is no market when they desire to do so, they would have to hold the securities underlying the call until the call lapses or until the call is exercised.

The Funds will only write options which are issued by the Options Clearing Corporation and listed on a national securities exchange. Call writing affects the Funds' portfolio turnover rate and the brokerage commissions paid. Commissions for options, which are normally higher than for general securities transactions, are payable when writing calls and when purchasing closing purchase transactions. The Statement of Additional Information contains additional information about covered call options.

FACTORS TO CONSIDER. Neither Fund is intended to be a complete investment program and there can be no assurance that the Funds will achieve their investment objectives. To the extent that the Equity Fund's portfolio is fully invested in equity securities, and the major portion of the Balanced Fund's portfolio is invested in equity securities, it may be expected that the net asset value of each Fund will be subject to greater fluctuation than a portfolio containing mostly fixed income securities. The fixed income securities in which the Balanced Fund will invest are also subject to fluctuation in value. Such fluctuations may be based on movements in interest rates or from changes in creditworthiness of the issuers, which may result from adverse business and economic developments or proposed corporate transactions, such as a leveraged buy-out or recapitalization of the issuer. The Funds may borrow using their assets as collateral, but only under certain limited conditions. Borrowing, if done, would tend to exaggerate the effects of market fluctuations on a Fund's net asset value until repaid. (See "Borrowing.")

The value of the Balanced Fund's fixed income securities will generally vary inversely with the direction of prevailing interest rate movements. Consequently, should interest rates increase or the creditworthiness of an issuer deteriorate, the value of the Balanced Fund's fixed income securities would decrease in value, which would have a depressing influence on the Balanced Fund's net asset value. At times when fixed income investments are emphasized, the Balanced Fund's net asset value would not be subject to as much stock market volatility but may be expected to fluctuate inversely with the direction of interest rates. The Adviser believes that, by utilizing the investment policies described herein, the Balanced Fund's net asset value may not rise as rapidly or as much as the stock market (as represented by the S&P 500 Index) during rising market cycles, but that during declining market cycles, the Balanced Fund would not suffer as great a decline in its net asset value as the S&P 500 Index. This should result, in the Adviser's opinion, in the Balanced Fund and its shareholders experiencing less volatile year-to-year total returns than would be experienced by the S&P 500 Index.

UNSEASONED ISSUERS. The Funds may invest in the securities of unseasoned issuers, that is, companies having an operating history of less than three years (including predecessors and, in the case of fixed income securities, guarantors). The management of such companies frequently does not have substantial business experience. Furthermore, they may be competing with other companies which are well established, more experienced and better financed. Because of these and other risks, described in the Statement of Additional Information, investment in unseasoned issuers is restricted by the Funds to no more than 5% of each Fund's net assets.

FOREIGN SECURITIES. The Funds may invest in foreign securities in order to take advantage of opportunities for growth where, as with domestic securities, they are depressed in price because they are out of favor with most of the investment community. The same factors would be considered in selecting foreign securities as with domestic securities. Foreign securities investment presents special considerations not typically associated with investments in domestic securities. Foreign taxes may reduce income. Currency exchange rates and regulations may cause fluctuations in the value of foreign securities. Foreign securities are subject to different regulatory environments than in the United States and, compared to the United States, there may be a lack of uniform accounting, auditing and financial reporting standards, less volume and liquidity and more volatility, less public information, and less regulation of foreign issuers. Countries have been known to expropriate or nationalize assets, and foreign investments may be subject to political, financial or social instability or adverse diplomatic developments. There may be difficulties in obtaining service of process on foreign issuers and difficulties in enforcing judgments with respect to claims under the U.S. securities laws against such issuers. Favorable or unfavorable differences between U.S. and foreign economies could affect foreign securities values. The U.S. Government has, in the past, discouraged certain foreign investments by U.S. investors through taxation or other restrictions and it is possible that such restrictions could be imposed again. Because of the inherent risk of foreign securities over domestic issues, the Funds have adopted a policy limiting foreign investments to those traded domestically as American Depository Receipts (ADRs).

LOWER RATED FIXED INCOME SECURITIES. The Balanced Fund will invest to a limited extent in fixed income securities which are rated lower than A by Moody's and S&P. Issues rated lower than A are speculative in certain respects. The Balanced Fund limits its investment in issues rated less than Baa by Moody's and BBB by S&P to 5% of the Balanced Fund's net assets and the Balanced Fund will not invest in issues rated lower than B by either rating service. The Adviser carefully evaluates such lower rated issues prior to purchase to ascertain that the issuer's financial condition is, in the Adviser's judgment, improving. See the Statement of Additional Information for descriptions of the rating categories.

BORROWING. Each Fund may borrow, temporarily, up to 5% of its total assets for extraordinary purposes and may increase this limit to 33.3% of its total assets to meet redemption requests which might otherwise require untimely disposition of portfolio holdings. To the extent the Funds borrow for these purposes, the effects of market price fluctuations on portfolio net asset value will be exaggerated. If while such borrowing is in effect, the value of the particular Fund's assets declines, the Fund would be forced to liquidate portfolio securities when it is disadvantageous to do so. The Funds would incur interest and other transaction costs in connection with such borrowing. A Fund will not make any additional investments while its outstanding borrowings exceed 5% of the current value of its total assets.

PORTFOLIO TURNOVER. By utilizing the contrarian approach to investing described herein, annual portfolio turnover will generally not exceed 100% with respect to either Fund. Market conditions may dictate, however, a higher rate of portfolio turnover in a particular year. The degree of portfolio activity affects the brokerage costs of the Funds and may have an impact on the amount of taxable distributions to shareholders. The portfolio turnover of the Equity Fund and of the Balanced Fund for the fiscal year ended March 31, 1997 was 9% and 24%, respectively.

REPURCHASE AGREEMENTS. The Funds may acquire U.S. Government securities or other high-grade debt securities subject to repurchase agreements. A repurchase agreement transaction occurs when the Funds acquire a security and simultaneously resell it to the vendor (normally a member bank of the Federal Reserve or a registered Government Securities dealer) for delivery on an agreed upon future date. The repurchase price exceeds the purchase price by an amount which reflects an agreed upon market interest rate earned by the Funds effective for the period of time during which the repurchase agreement is in effect. Delivery pursuant to the resale typically will occur within one to five days of the purchase. For purposes of the Investment Company Act of 1940 (the "1940 Act"), a repurchase agreement is considered to be a loan collateralized by the securities subject to the repurchase agreement. Neither Fund will enter into a repurchase agreement which will cause more than 10% of its assets to be invested in repurchase agreements which extend beyond seven days and other illiquid securities.

INVESTMENT LIMITATIONS. For the purpose of limiting the Funds' exposure to risk, each Fund has adopted certain limitations which, together with its investment objectives, are considered fundamental policies which may not be changed without shareholder approval. Each Fund will not: (1) issue senior securities, borrow money or pledge its assets, except that it may borrow from banks as a temporary measure (a) for extraordinary or emergency purposes, in amounts not exceeding 5% of either Fund's total assets, or (b) in order to meet redemption requests which might otherwise require untimely disposition of portfolio securities if, immediately after such borrowing, the value of a Fund's assets, including all borrowings then outstanding, less its liabilities (excluding all borrowings), is equal to at least 300% of the aggregate amount of borrowings then outstanding, and may pledge its assets to secure all such borrowings; (2) invest in restricted securities, or invest more than 10% of a Fund's net assets in other illiquid securities, including repurchase agreements maturing in over seven days, and other securities for which there is no established market or for which market quotations are not readily available; (3) acquire foreign securities, except that the Funds may acquire foreign securities sold as American Depository Receipts without limit; (4) write, acquire or sell puts, calls or combinations thereof, or purchase or sell commodities, commodities contracts, futures contracts or related options, except that the Funds may (a) write covered call options provided that the aggregate value of the obligations underlying the call options will not exceed 25% of a Fund's net assets and (b) purchase exchange listed put and call options provided the aggregate premiums paid on all such options which are held at any time do not exceed 20% of a Fund's net assets; and
(5) purchase securities of other investment companies, except through purchases in the open market involving only customary brokerage commissions and as a result of which not more than 5% of a Fund's total assets would be invested in such securities, or except as part of a merger, consolidation or other acquisition.

With respect to the purchase of put and call options, limitation numbered 4(b) above, the Funds reserve the right to, but do not intend to, engage in such transactions during the coming year. Should the Trustees determine that it is desirable for the Funds to do so in the future, shareholders would be provided 60 days' notice in writing (including a description of the implications of such transactions) and the Prospectus would be amended. Other fundamental investment limitations are listed in the Statement of Additional Information.

HOW TO PURCHASE SHARES

There are NO SALES COMMISSIONS CHARGED TO INVESTORS. Assistance in opening accounts may be obtained from the Administrator by calling 1-800-443-4249, or by writing to the Funds at the address shown below for regular mail orders. Assistance is also available through any broker-dealer authorized to sell shares of the Funds. Such broker-dealer may charge you a fee for its services. Payment for shares purchased may be made through your account at the broker-dealer processing your application and order to purchase. Your investment will purchase shares at a Fund's net asset value next determined after your order is received by the Funds in proper order as indicated herein. The minimum initial investment in the Funds, unless stated otherwise herein, is $25,000. The minimum for an Individual Retirement Account ("IRA") or self employed retirement plan ("Keogh Plan") is $1,000. The Funds may, in the Adviser's sole discretion, accept certain accounts with less than the stated minimum initial investment.

Payment must be made by check or money order drawn on a U.S. bank and payable in U.S. dollars. All orders received by the Administrator, whether by mail, bank wire or facsimile order from a qualified broker-dealer, prior to 4:00 p.m. Eastern time will purchase shares at the net asset value next determined on that business day. If your order is not received by 4:00 p.m. Eastern time, your order will purchase shares at the net asset value determined on the next business day. (See "How Net Asset Value is Determined.")

Due to Internal Revenue Service ("IRS") regulations, applications without social security or tax identification numbers will not be accepted. If, however, you have already applied for a social security or tax identification number at the time of completing your account application, the application should so indicate. The Funds are required to, and will, withhold taxes on all distributions and redemption proceeds if the number is not delivered to the Funds within 60 days.

Investors should be aware that the Funds' account application contains provisions in favor of the Funds, the Administrator and certain of their affiliates, excluding such entities from certain liabilities (including, among others, losses resulting from unauthorized shareholder transactions) relating to the various services made available to investors.

Should an order to purchase shares be cancelled because your check does not clear, you will be responsible for any resulting losses or fees incurred by the Funds or the Administrator in the transaction.

REGULAR MAIL ORDERS. Please complete and sign the Account Application form accompanying this Prospectus and send it with your check, made payable to the appropriate Fund, and mail it to:

         THE FLIPPIN, BRUCE & PORTER FUNDS
         C/O SHAREHOLDER SERVICES
         P.O. BOX 5354
         CINCINNATI, OHIO  45201-5354

BANK WIRE ORDERS. Investments can be made directly by bank wire. To establish a new account or add to an existing account by wire, please call the Funds, at 1-800-443-4249, before wiring funds, to advise the Funds of the investment, the dollar amount and the account registration. This will ensure prompt and accurate handling of your investment. Please have your bank use the following wiring instructions to purchase by wire:

         STAR BANK, N.A.
         CINTI/TRUST
         ABA# 042000013
         FOR WILLIAMSBURG INVESTMENT TRUST #485777056
         FOR EITHER        FBP CONTRARIAN EQUITY FUND OR
                           FBP CONTRARIAN BALANCED FUND
         (SHAREHOLDER NAME AND ACCOUNT NUMBER OR TAX IDENTIFICATION NUMBER)

It is important that the wire contain all the information and that the Funds receive prior telephone notification to ensure proper credit. Once your wire is sent you should, as soon as possible thereafter, complete and mail your Account Application to the Funds as described under "Regular Mail Orders," above.

ADDITIONAL INVESTMENTS. You may add to your account by mail or wire (minimum additional investment of $1,000, or $300 for IRAs and Keoghs) at any time by purchasing shares at the then current net asset value as aforementioned. Before making additional investments by bank wire, please call the Funds at 1-800-443-4249 to alert the Funds that your wire is to be sent. Follow the wire instructions above to send your wire. When calling for any reason, please have your account number ready, if known. Mail orders should include, when possible, the "Invest by Mail" stub which is attached to your Fund confirmation statement. Otherwise, be sure to identify your account in your letter.

AUTOMATIC INVESTMENT PLAN. The automatic investment plan enables shareholders to make regular monthly or quarterly investment in shares through automatic charges to their checking account. With shareholder authorization and bank approval, the Administrator will automatically charge the checking account for the amount specified ($100 minimum) which will be automatically invested in shares at the net asset value on or about the 15th day and/or the last business day of the month. The shareholder may change the amount of the investment or discontinue the plan at any time by writing to the Administrator.

EXCHANGE PRIVILEGE. You may use proceeds from the redemption of shares of either Fund to purchase shares of the other Fund. Shares of either Fund may also be exchanged for the following money market funds:

Institutional Government Income Fund (a series of Midwest Trust)--invests in short-term U.S. Government obligations and seeks high current income, consistent with protection of capital.

Tax-Free Money Fund (a series of Midwest Group Tax Free Trust)--invests in high quality, short-term municipal obligations and seeks the highest level of interest income that is exempt from federal income tax, consistent with protection of capital.

Shares of the Institutional Government Income Fund and the Tax-Free Money Fund acquired via exchange may be reexchanged for shares of either Fund at net asset value.

There is no charge for this exchange privilege. Exchanges may only be made for shares of funds then offered for sale in your state of residence. Before making an exchange, you should read the Prospectus relating to the fund into which the shares are to be exchanged. The shares of the fund to be acquired will be purchased at the net asset value next determined after acceptance of the exchange request in writing by the Administrator. The exchange of shares of one fund for shares of another fund is treated, for federal income tax purposes, as a sale on which you may realize taxable gain or loss. To prevent the abuse of the exchange privilege to the disadvantage of other shareholders, each Fund reserves the right to terminate or modify the exchange offer upon 60 days' notice to shareholders.

EMPLOYEES AND AFFILIATES OF THE FUNDS. The minimum purchase requirement is not applicable to accounts of Trustees, officers or employees of the Funds or certain parties related thereto. The minimum initial investment for such accounts is $1,000. See the Statement of Additional Information for further details.

STOCK CERTIFICATES. Stock certificates will not be issued for your shares. Evidence of ownership will be given by issuance of periodic account statements which will show the number of shares owned.

HOW TO REDEEM SHARES

Shares of the Funds may be redeemed on each day that the Funds are open for business by sending a written request to the Funds. The Funds are open for business on each day the New York Stock Exchange (the "Exchange") is open for business. Any redemption may be for more or less than the purchase price of your shares depending on the market value of the Funds' portfolio securities. All redemption orders received in proper form, as indicated herein, by the Administrator prior to 4:00 p.m. Eastern time, will redeem shares at the net asset value determined as of that business day's close of trading. Otherwise, your order will redeem shares on the next business day. You may also redeem your shares through a broker-dealer who may charge you a fee for its services.

The Board of Trustees reserves the right to involuntarily redeem any account having an account value of less than $1,000 (due to redemptions, exchanges or transfers, and not due to market action) upon 60 days' written notice. If the shareholder brings his account value up to $1,000 or more during the notice period, the account will not be redeemed. Redemptions from retirement plans may be subject to tax withholding.

If you are uncertain of the requirements for redemption, please contact the Funds, at 1-800-443-4249, or write to the address shown below.

REGULAR MAIL REDEMPTIONS. Your request should be addressed to The
Flippin, Bruce & Porter Funds, P.O. Box 5354, Cincinnati, Ohio 45201-5354. Your request for redemption must include:

1) your letter of instruction or a stock assignment specifying the Equity Fund or the Balanced Fund, the account number, and the number of shares or dollar amount to be redeemed. This request must be signed by all registered shareholders in the exact names in which they are registered;

2) any required signature guarantees (see "Signature Guarantees"); and

3) other supporting legal documents, if required in the case of estates, trusts, guardianships, custodianships, corporations, partnerships, pension or profit sharing plans, and other organizations.

Your redemption proceeds will be mailed to you within three business days after receipt of your redemption request. However, a Fund may delay forwarding a redemption check for recently purchased shares while it determines whether the purchase payment will be honored. Such delay (which may take up to 15 days) may be reduced or avoided if the purchase is made by certified check, government check or wire transfer. In such cases, the net asset value next determined after receipt of the request for redemption will be used in processing the redemption and your redemption proceeds will be mailed to you upon clearance of your check to purchase shares. The Funds may suspend redemption privileges or postpone the date of payment (i) during any period that the Exchange is closed, or trading on the Exchange is restricted as determined by the Securities and Exchange Commission (the "Commission"), (ii) during any period when an emergency exists as defined by the rules of the Commission as a result of which it is not reasonably practicable for the Funds to dispose of securities owned by them, or to fairly determine the value of their assets, and (iii) for such other periods as the Commission may permit.

You can choose to have redemption proceeds mailed to you at your address of record, your bank, or to any other authorized person, or you can have the proceeds sent by bank wire to your bank ($5,000 minimum). Shares of the Funds may not be redeemed by wire on days in which your bank is not open for business. Redemption proceeds will only be sent to the bank account or person named in your Account Application currently on file with the Funds. You can change your redemption instructions anytime you wish by filing a letter including your new redemption instructions with the Funds. (See "Signature Guarantees.")

There is currently no charge by the Administrator for wire redemptions. However, the Administrator reserves the right, upon thirty days' written notice, to make reasonable charges for wire redemptions. All charges will be deducted from your account by redemption of shares in your account. Your bank or brokerage firm may also impose a charge for processing the wire. In the event that wire transfer of funds is impossible or impractical, the redemption proceeds will be sent by mail to the designated account.

SIGNATURE GUARANTEES. To protect your account and the Funds from fraud, signature guarantees are required to be sure that you are the person who has authorized a change in registration, or standing instructions, for your account. Signature guarantees are required for (1) change of registration requests, and
(2) requests to establish or change redemption services other than through your initial account application. Signature guarantees are acceptable from a member bank of the Federal Reserve System, a savings and loan institution, credit union, registered broker-dealer or a member firm of a U.S. Stock Exchange, and must appear on the written request for redemption, or change of registration.

SYSTEMATIC WITHDRAWAL PLAN. A shareholder who owns shares of either Fund valued at $25,000 or more at the current offering price may establish a Systematic Withdrawal Plan to receive a monthly or quarterly check in a stated amount not less than $100. Each month or quarter as specified, the Funds will automatically redeem sufficient shares from your account to meet the specified withdrawal amount. The shareholder may establish this service whether dividends and distributions are reinvested or paid in cash. Systematic withdrawals may be deposited directly to the shareholder's bank account by completing the applicable section on the Account Application form accompanying this Prospectus, or by writing the Funds. See the Statement of Additional Information for further details.

HOW NET ASSET VALUE IS DETERMINED

The net asset value of each Fund is determined on each business day that the Exchange is open for trading, as of the close of the Exchange (currently 4:00 p.m., Eastern time). Net asset value per share is determined by dividing the total value of all Fund securities (valued at market value) and other assets, less liabilities, by the total number of shares then outstanding. Net asset value includes interest on fixed income securities, which is accrued daily. See the Statement of Additional Information for further details.

Securities which are traded over-the-counter are priced at the last sale price, if available, otherwise, at the last quoted bid price. Securities traded on a national stock exchange will be valued based upon the closing price on the valuation date on the principal exchange where the security is traded. Fixed income securities will ordinarily be traded in the over-the-counter market and common stocks will ordinarily be traded on a national securities exchange, but may also be traded in the over-the-counter market. When market quotations are not readily available, fixed income securities may be valued on the basis of prices provided by an independent pricing service. The prices provided by the pricing service are determined with consideration given to institutional bid and last sale prices and take into account securities prices, yields, maturities, call features, ratings, institutional trading in similar groups of securities and developments related to specific securities. The Trustees will satisfy themselves that such pricing services consider all appropriate factors relevant to the value of such securities in determining their fair value. Calls written by the Funds are valued at the then current market quotation, using the ask price, as of the close of each day on the principal exchanges on which they are traded. Securities and other assets for which no quotations are readily available will be valued in good faith at fair value using methods determined by the Board of Trustees.

MANAGEMENT OF THE FUNDS

The Funds are diversified series of the Williamsburg Investment Trust (the "Trust"), an investment company organized as a Massachusetts business trust in July 1988, which was formerly known as The Nottingham Investment Trust. The Board of Trustees has overall responsibility for management of the Funds under the laws of Massachusetts governing the responsibilities of trustees of business trusts. The Statement of Additional Information identifies the Trustees and officers of the Trust and the Funds and provides information about them.

INVESTMENT ADVISER. Subject to the authority of the Board of Trustees, Flippin, Bruce & Porter, Inc. (the "Adviser") provides the Funds with a continuous program of supervision of each Fund's assets, including the composition of its portfolio, and furnishes advice and recommendations with respect to investments, investment policies and the purchase and sale of securities, pursuant to Investment Advisory Agreements with the Trust. The Adviser is also responsible for the selection of broker-dealers through which the Funds execute portfolio transactions, subject to brokerage policies established by the Trustees, and provides certain executive personnel to the Funds.

The Adviser, organized as a Virginia corporation in March 1985, is controlled by John M. Flippin, John T. Bruce and R. Gregory Porter, III. In addition to acting as Adviser to the Funds, the Adviser also provides investment advice to corporations, trusts, pension and profit sharing plans, other business and institutional accounts and individuals.

John T. Bruce is primarily responsible for managing the portfolio of each Fund and has acted in this capacity since the Funds' inception. Mr. Bruce has been a principal of the Adviser since the founding of the firm in 1985.

Compensation of the Adviser, based upon each Fund's average daily net assets, is at the following annual rates: On the first $250 million, 0.75%; on the next $250 million, 0.65%; on assets over $500 million, 0.50%. For the fiscal year ended March 31, 1997, the Adviser received $89,290 in investment advisory fees from the Equity Fund (net of fee waivers), which represented 0.71% of the Fund's average daily net assets. For the fiscal year ended March 31, 1997, the Adviser received $293,819 in investment advisory fees from the Balanced Fund, which represented 0.75% of the Fund's average daily net assets.

The Adviser's address is 800 Main Street, Suite 202, P.O. Box 6138, Lynchburg, Virginia 24505.

ADMINISTRATOR. The Funds have retained Countrywide Fund Services, Inc., P.O. Box 5354, Cincinnati, Ohio 45201, to provide administrative, pricing, accounting, dividend disbursing, shareholder servicing and transfer agent services. The Administrator is a wholly-owned indirect subsidiary of Countrywide Credit Industries, Inc., a New York Stock Exchange listed company principally engaged in the business of residential mortgage lending.

The Administrator supplies executive, administrative and regulatory services, supervises the preparation of tax returns, and coordinates the preparation of reports to shareholders and reports to and filings with the Securities and Exchange Commission and state securities authorities. In addition, the Administrator calculates daily net asset value per share and maintains such books and records as are necessary to enable it to perform its duties.

Each Fund pays the Administrator a fee for these services at the annual rate of 0.20% of the average value of its daily net assets up to $25 million, 0.175% on the next $25 million of such assets and 0.15% of such assets in excess of $50 million; provided, however, that the minimum fee is $2,000 per month with respect to each Fund. The Administrator also charges the Funds for certain costs involved with the daily valuation of investment securities and is reimbursed for out-of-pocket expenses.

CUSTODIAN. The Custodian of the Funds' assets is Star
Bank, N.A. (the "Custodian"). The Custodian's mailing address is 425 Walnut Street, Cincinnati, Ohio 45202. The Adviser, Administrator or interested persons thereof may have banking relationships with the Custodian.

OTHER FUND COSTS. The Funds pay all expenses not assumed by the Adviser, including its fees. Fund expenses include, among others, the fees and expenses, if any, of the Trustees and Officers who are not "affiliated persons" of the Adviser, fees of the Funds' Custodian, interest expense, taxes, brokerage fees and commissions, fees and expenses of the Funds' shareholder servicing operations, fees and expenses of qualifying and registering the Funds' shares under federal and state securities laws, expenses of preparing, printing and distributing prospectuses and reports to existing shareholders, auditing and legal expenses, insurance expenses, association dues, and the expense of shareholders' meetings and proxy solicitations. The Funds are also liable for any nonrecurring expenses as may arise such as litigation to which the Funds may be a party. The Funds may be obligated to indemnify the Trustees and officers with respect to such litigation. All expenses of a Fund are accrued daily on the books of such Fund at a rate which, to the best of its belief, is equal to the actual expenses expected to be incurred by the Fund in accordance with generally accepted accounting practices. For the fiscal year ended March 31, 1997, the expense ratio of the Balanced Fund was 1.08% of its average daily net assets and the expense ratio of the Equity Fund was 1.21% of its average daily net assets after expense reimbursements.

Brokerage. The Funds have adopted brokerage policies which allow the Adviser to prefer brokers which provide research or other valuable services to the Adviser and/or the Funds. In all cases, the primary consideration for selection of broker-dealers through which to execute brokerage transactions will be to obtain the most favorable price and execution for the Funds. Research services obtained through the Funds' brokerage transactions may be used by the Adviser for its other clients; conversely, the Funds may benefit from research services obtained through the brokerage transactions of the Adviser's other clients. The Statement of Additional Information contains more information about the management and brokerage practices of the Funds.


DIVIDENDS, DISTRIBUTIONS, TAXES AND OTHER INFORMATION

The Statement of Additional Information contains additional information about the federal income tax implications of an investment in the Funds in general and, particularly, with respect to dividends and distributions, tax aspects of the Funds' activities in options, and other matters. Shareholders should be aware that dividends from the Funds which are derived in whole or in part from interest on U.S. Government Securities may not be taxable for state income tax purposes. Other state income tax implications are not covered, nor is this discussion exhaustive on the subject of federal income taxation. Consequently, investors should seek qualified tax advice.

Each Fund intends to remain qualified as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986 (the "Code") and will distribute all of its net income and realized capital gains to shareholders. Shareholders are liable for taxes on distributions of net income and realized capital gains of the Funds but, of course, shareholders who are not subject to tax on their income will not be required to pay taxes on amounts distributed to them. The Funds intend to declare dividends quarterly, payable in March, June, September and December, on a date selected by the Trustees. In addition, distributions may be made annually in December out of any net short-term or long-term capital gains derived from the sale of securities and premiums from expired options realized through October 31 of that year. Each Fund may make a supplemental distribution of capital gains at the end of its fiscal year. The nature and amount of all dividends and distributions will be identified separately when tax information is distributed by the Funds at the end of each year. The Funds intend to withhold 30% on taxable dividends and any other payments that are subject to such withholding and are made to persons who are neither citizens or residents of the U.S.

There is no fixed dividend rate, and there can be no assurance as to the payment of any dividends or the realization of any gains for either Fund. Current practice of the Funds, subject to the discretion of the Board of Trustees, is for declaration and payment of income dividends during the last week of each calendar quarter. All dividends and capital gains distributions are reinvested in additional shares of the Funds unless the shareholder requests in writing to receive dividends and/or capital gains distributions in cash. That request must be received by the Funds prior to the record date to be effective as to the next dividend. Tax consequences to shareholders of dividends and distributions are the same if received in cash or if received in additional shares of the Funds.

TAX STATUS OF THE FUNDS. If a Fund is qualified as a "regulated investment company" under the Code, it will not be liable for federal income taxes on amounts paid as dividends and distributions. The Code contains a number of complex requirements which an investment company must meet in order to qualify. For a more detailed discussion of the tax status of the Funds, see "Additional Tax Information" in the Statement of Additional Information.

DESCRIPTION OF FUND SHARES AND OTHER MATTERS. The Declaration of Trust of the Williamsburg Investment Trust currently provides for the shares of eleven funds, or series, to be issued. Shares of all eleven series have currently been issued in addition to the Equity Fund and the Balanced Fund described in this
Prospectus: shares of The Jamestown Balanced Fund, The Jamestown Equity Fund, The Jamestown International Equity Fund and The Jamestown Tax Exempt Virginia Fund, which are managed by Lowe, Brockenbrough & Tattersall, Inc. of Richmond, Virginia; shares of The Jamestown Bond Fund and The Jamestown Short Term Bond Fund, which are managed by Lowe, Brockenbrough & Tattersall Strategic Advisors, Inc. of Richmond, Virginia; and shares of The Government Street Equity Fund, The Government Street Bond Fund and The Alabama Tax Free Bond Fund, which are managed by T. Leavell & Associates, Inc. of Mobile, Alabama. The Trustees are permitted to create additional series, or funds, at any time.

Shares are freely transferable, have no preemptive or conversion rights and, when issued, are fully paid and non-assessable. Upon liquidation of the Trust or a particular Fund of the Trust, holders of the outstanding shares of the Fund being liquidated shall be entitled to receive, in proportion to the number of shares of the Fund held by them, the excess of that Fund's assets over its liabilities. Each outstanding share is entitled to one vote for each full share and a fractional vote for each fractional share, on all matters which concern the Trust as a whole. On any matter submitted to a vote of shareholders, all shares of the Trust then issued and outstanding and entitled to vote, irrespective of the Fund, shall be voted in the aggregate and not by Fund, except (i) when required by the 1940 Act, shares shall be voted by individual Fund; and (ii) when the matter does not affect any interest of a particular Fund, then only shareholders of the affected Fund or Funds shall be entitled to vote thereon. Examples of matters which affect only a particular Fund could be a proposed change in the fundamental investment objectives or policies of that Fund or a proposed change in the investment advisory agreement for a particular Fund. The shares of the Funds will have noncumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect all of the Trustees if they so choose.

The Declaration of Trust provides the Trustees may hold office indefinitely, except that: (1) any Trustee may resign or retire; (2) any Trustee may be removed with or without cause at any time: (a) by a written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (b) by vote of shareholders holding not less than two-thirds of the outstanding shares of the Trust, cast in person or by proxy at a meeting called for that purpose; or (c) by a written declaration signed by shareholders holding not less than two-thirds of the outstanding shares of the Trust and filed with the Trust's custodian. In case a vacancy or an anticipated vacancy shall for any reason exist, the vacancy shall be filled by the affirmative vote of a majority of the remaining Trustees, subject to the provisions of Section 16(a) of the 1940 Act.

Any group of shareholders representing 10% or more of the shares then outstanding may call a meeting for the purpose of removing one or more of the Trustees. If shareholders desire to call a meeting to consider the removal of one or more Trustees, they will be assisted in communicating with other shareholders. See the Statement of Additional Information for more information. Shareholder inquiries may be made in writing, addressed to the Funds at the address shown on the cover.

Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for the obligations of the Trust. The Declaration of Trust, therefore, contains provisions which are intended to mitigate such liability. See the Statement of Additional Information for further information about the Trust and its shares.

CALCULATION OF PERFORMANCE DATA. From time to time each Fund may advertise its total return. Each Fund may also advertise yield. Both yield and total return figures are based on historical earnings and are not intended to indicate future performance.

The "total return" of a Fund refers to the average annual compounded rates of return over 1, 5 and 10 year periods that would equate an initial amount invested at the beginning of a stated period to the ending redeemable value of the investment. The calculation of total return assumes the reinvestment of all dividends and distributions, includes all recurring fees that are charged to all shareholder accounts and deducts all nonrecurring charges at the end of each period. If a Fund has been operating less than 1, 5 or 10 years, the time period during which the Fund has been operating is substituted.

In addition, the Funds may advertise other total return performance data ("Nonstandardized Return"). Nonstandardized Return shows as a percentage rate of return encompassing all elements of return (i.e., income and capital appreciation or depreciation); it assumes reinvestment of all dividends and capital gain distributions. Nonstandardized Return may be quoted for the same or different periods as those for which standardized return is quoted. Nonstandardized Return may consist of a cumulative percentage rate of return, actual year-by-year rates or any combination thereof.

The "yield" of a Fund is computed by dividing the net investment income per share earned during a thirty-day (or one month) period stated in the advertisement by the maximum offering price per share on the last day of the period (using the average number of shares entitled to receive dividends). The yield formula assumes that net investment income is earned and reinvested at a constant rate and annualized at the end of a six-month period. For the purpose of determining net investment income, the calculation includes among expenses of the Funds all recurring fees that are charged to all shareholder accounts and any nonrecurring charges for the period stated.

                        THE FLIPPIN, BRUCE & PORTER FUNDS

                                                  Send completed application to:
                                               THE FLIPPIN, BRUCE & PORTER FUNDS
                                                            Shareholder Services
FUND SHARES APPLICATION                                            P.O. Box 5354
(Please type or print clearly)                         Cincinnati, OH 45201-5354
================================================================================
ACCOUNT REGISTRATION


o  Individual
   ____________________________________________________________________________
   (First Name)      (Middle Initial) (Last Name)       (Birthdate)       (SS#)


o  Joint*
   ____________________________________________________________________________
   (First Name)      (Middle Initial) (Last Name)       (Birthdate)       (SS#)

   *Joint accounts will be registered joint tenants with the right of survivorship unless otherwise indicated.


o  UGMA/UTMA
   __________________________________ under the _______ Uniform Gifts/Transfers
   (First Name) (Middle Initial) (Last Name)    (State) to Minors Act


   ________________________________________________________________as Custodian
   (First Name)      (Middle Name)    (Last Name)


   ____________________________________________________________________________
   (Birthdate of Minor)       (SS # of Minor)

o For Corporations Partnerships, Trusts, Retirement Plans and Third Party IRAs
_______________________________________________________________________________
Name of Corporation or Partnership. If a Trust, include the name(s) of Trustees in which account will be registered, and the date of the Trust instrument.


_______________________________________________________________________________
         (Taxpayer Identification Number)

===============================================================================
ADDRESS

Street or P.O. Box_____________________________________________________________

City________________________________________     State_________    Zip_________

Telephone_______________ U.S. Citizen_____________ Resident Alien___________

Non Resident (Country of Residence)_____________

===============================================================================
DUPLICATE CONFIRMATION ADDRESS (if desired)

Name___________________________________________________________________________

Street or P.O. Box_____________________________________________________________

City________________________________________     State_________    Zip_________

===============================================================================
INITIAL INVESTMENT (Minimum initial investment: $25,000; $1,000 minimum for tax qualified account)

o Enclosed is a check payable to THE FLIPPIN, BRUCE & PORTER FUNDS for $____________ (Please indicate Fund below)

    o  FBP Contrarian Equity Fund (71) o FBP Contrarian Balanced Fund (70)

o   Funds were wired to Star Bank on____________ in the amount of $____________

By Mail: You may purchase shares by mail by completing and signing this application. Please mail with your check to the address above.

By Wire: You may purchase shares by wire. PRIOR TO SENDING THE WIRE, PLEASE CONTACT THE FUNDS AT 1-800-443-4249 SO THAT YOUR WIRE TRANSFER IS PROPERLY CREDITED TO YOUR ACCOUNT. PLEASE FORWARD YOUR COMPLETED APPLICATION BY MAIL IMMEDIATELY THEREAFTER TO THE FUNDS. THE WIRE SHOULD BE ROUTED AS FOLLOWS:

         STAR BANK, N.A.
         CINTI/TRUST
         ABA #042000013
         FOR CREDIT WILLIAMSBURG INVESTMENT TRUST #485777056
         FOR FBP CONTRARIAN EQUITY FUND OR FBP CONTRARIAN BALANCED FUND FOR (SHAREHOLDER NAME AND SOCIAL SECURITY OR TAXPAYER ID NUMBER)

===============================================================================
DIVIDEND AND DISTRIBUTION INSTRUCTIONS

o   Reinvest all dividends and capital gains distributions
o   Reinvest all capital gain distributions; dividends to be paid in cash
o   Pay all dividends and capital gain distributions in cash
    o   By Check    o ByACH to my bank checking or savings or account.
                      PLEASE ATTACH A VOIDED CHECK.

===============================================================================
SIGNATURE AUTHORIZATION - FOR USE BY CORPORATIONS,
TRUSTS, PARTNERSHIPS AND OTHER INSTITUTIONS

Please retain a copy of this document for your files. Any modification of the information contained in this section will require an Amendment to this Application Form.

o  New Application
o  Amendment to previous Application dated___________  Account No._____________

Name of Registered Owner_______________________________________________________

The following named person(s) are currently authorized signatories of the Registered Owner. Any of them is/are authorized under the applicable governing document to act with full power to sell, assign or transfer securities of THE FLIPPIN, BRUCE & PORTER FUNDS for the Registered Owner and to execute and deliver any instrument necessary to effectuate the authority hereby conferred:

         Name               Title                   Signature

   ________________   ________________   ________________________________

   ________________   ________________   ________________________________

   ________________   ________________   ________________________________


THE FLIPPIN, BRUCE & PORTER FUNDS, or any agent of the Funds may, without inquiry, rely upon the instruction of any person(s) purporting to be an authorized person named above, or in any Amendment received by the Funds or their agent. The Funds and their Agent shall not be liable for any claims, expenses or losses resulting from having acted upon any instruction reasonably believed to be genuine.


===============================================================================
SPECIAL INSTRUCTIONS

REDEMPTION INSTRUCTIONS
Please honor any redemption instruction received via telegraphic or facsimile believed to be authentic.

O  Please mail redemption proceeds to the name and address of record

O Please wire redemptions to the commercial bank account indicated below (subject to a minimum wire transfer of $5,000)

SYSTEMATIC WITHDRAWAL
Please redeem sufficient shares from this account at the then net asset value, in accordance with the instructions below: (subject to a minimum $100 per distribution)

Dollar amount of each withdrawal $_________ beginning the last business day of

Withdrawals to be made:  o  Monthly   o  Quarterly

o  Please DEPOSIT DIRECTLY the proceeds to the bank account below

o  Please mail redemption proceeds to the name and address of record

AUTOMATIC INVESTMENT
Please purchase shares of o FBP Contrarian Equity Fund q FBP Contrarian Balanced Fund by withdrawing from the commercial bank account below, per the instructions below:

Amount $___________ (minimum $100)    Please make my acutomatic investment on:

___________________________________   o the last business day of each month
         (Name of Bank)               o the 15th day of each month
is hereby authorized to charge to my o both the 15th and last business day account the bank draft amount here indicated. I understand the payment of this draft is subject to all provisions of the contract as stated on my bank account signature card.

___________________________________________________________________
(Signature as your name appears on the bank account to be drafted)

Name as it appears on the account______________________________________________

Commercial bank account #______________________________________________________

ABA Routing #__________________________________________________________________

City, State and Zip in which bank is located___________________________________

For AUTOMATIC INVESTMENT or SYSTEMATIC WITHDRAWAL please attach a voided check from the above account.

===============================================================================
SIGNATURE AND TIN CERTIFICATION
I/We certify that I have full right and power, and legal capacity to purchase shares of the Funds and affirm that I have received a current prospectus and understand the investment objectives and policies stated therein. The investor hereby ratifies any instructions given pursuant to this Application and for himself and his successors and assigns does hereby release Countrywide Fund Services, Inc., Williamsburg Investment Trust, Flippin, Bruce & Porter, Inc., and their respective officers, employees, agents and affiliates from any and all liability in the performance of the acts instructed herein provided that such entities have exercised due care to determine that the instructions are genuine. I certify under the penalties of perjury that (1) the Social Security Number or Tax Identification Number shown is correct and (2) I am not subject to backup withholding. The certifications in this paragraph are required from all non-exempt persons to prevent backup withholding of 31% of all taxable distributions and gross redemption proceeds under the federal income tax law. The Internal Revenue Service does not require your consent to any provision of this document other than the certifications required to avoid backup withholding. (Check here if you are subject to backup withholding) o.

_______________________________     _____________________________________
APPLICANT                  DATE     JOINT APPLICANT                  DATE

_______________________________     _____________________________________
OTHER AUTHORIZED SIGNATORY DATE     OTHER AUTHORIZED SIGNATORY DATE

                                   THE ALABAMA
                                    TAX FREE
                                    BOND FUND

                                 A No-Load Fund















                               Investment Advisor
                            T. Leavell & Associates,
                                      Inc.
                                  Founded 1979

THE ALABAMA TAX FREE BOND FUND

Investment Advisor
T. Leavell & Associates, Inc.
150 Government Street
Post Office Box 1307
Mobile, Alabama 36633


Administrator
Countrywide Fund Services, Inc.
312 Walnut Street
P.O. Box 5354
Cincinnati, Ohio 45201-5354
1-800-443-4249


Custodian
Star Bank, N.A.
425 Walnut Street
Cincinnati, Ohio 45202

Independent Auditors
Tait, Weller & Baker
Two Penn Center Plaza
Philadelphia, Pennsylvania 19102

Legal Counsel
Sullivan & Worcester, LLP
One Post Office Square
Boston, Massachusetts 02109

Board of Trustees
Richard Mitchell, President
Austin Brockenbrough, III
John T. Bruce
Charles M. Caravati, Jr.
J. Finley Lee, Jr.
Richard L. Morrill
Harris V. Morrissette
Fred T. Tattersall
Erwin H. Will, Jr.
Samuel B. Witt, III

Portfolio Manager
Timothy S. Healey



No person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, in connection with the offering contained in this Prospectus, and if given or made, such information or representations must not be relied upon as being authorized by the Fund. This Prospectus does not constitute an offer by the Fund to sell shares in any State to any person to whom it is unlawful for the Fund to make such offer in such State.

                                                                     PROSPECTUS
                                                                 August 1, 1997
                                   THE ALABAMA
                               TAX FREE BOND FUND
                                 A No-Load Fund
===============================================================================
The investment objectives of THE ALABAMA TAX FREE BOND FUND are to provide current income exempt from federal income taxes and from the personal income taxes of Alabama and to preserve capital. Capital appreciation will be of secondary importance.

                               INVESTMENT ADVISOR
                          T. Leavell & Associates, Inc.
                                 Mobile, Alabama

The Alabama Tax Free Bond Fund (the "Fund") is a NO-LOAD, non-diversified, open-end series of the Williamsburg Investment Trust, a registered management investment company. This Prospectus provides you with the basic information you should know before investing in the Fund. You should read it and keep it for future reference. While there is no assurance that the Fund will achieve its investment objectives, it endeavors to do so by following the investment policies described in this Prospectus.

A Statement of Additional Information, dated August 1, 1997, containing additional information about the Fund, has been filed with the Securities and Exchange Commission and is incorporated by reference in this Prospectus in its entirety. The Fund's address is P.O. Box 5354, Cincinnati, Ohio 45201-5354, and its telephone number is 1-800-443-4249. A copy of the Statement of Additional Information may be obtained at no charge by calling or writing the Fund.

                                TABLE OF CONTENTS
===============================================================================
Prospectus Summary......................................................     2
Synopsis of Costs and Expenses..........................................     3
Financial Highlights....................................................     4
Investment Objectives, Investment Policies and Risk Considerations......     5
How to Purchase Shares..................................................    11
How to Redeem Shares....................................................    12
How Net Asset Value is Determined.......................................    14
Management of the Fund..................................................    15
Tax Status..............................................................    17
Dividends, Distributions, Taxes and Other Information...................    18
Appendix A: Description of Municipal Obligations........................    21
Appendix B: Factors Affecting Alabama Issuers...........................    24
Application.............................................................    25

-------------------------------------------------------------------------------
THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

-------------------------------------------------------------------------------

PROSPECTUS SUMMARY
===============================================================================
The Alabama Tax Free Bond Fund (the "Fund") is a NO-LOAD, non-diversified, open-end series of the Williamsburg Investment Trust, a registered management investment company commonly known as a "mutual fund." The Fund's investment objectives are to provide current income exempt from federal income taxes and from the personal income taxes of Alabama and to preserve capital. Capital appreciation will be of secondary importance. While there is no assurance that the Fund will achieve its investment objectives, it endeavors to do so by following the investment policies described in this Prospectus.

HISTORY OF THE FUND. Pursuant to an Agreement and Plan of Reorganization dated March 1, 1994, the Fund, on April 1, 1994, succeeded to the assets and liabilities of another mutual fund of the same name (the "Predecessor Fund"), which was an investment series of Albermarle Investment Trust. The investment objectives, policies and restrictions of the Fund and the Predecessor Fund are practically identical and the financial data and information in this Prospectus for periods prior to April 1, 1994 relates to the Predecessor Fund.

INVESTMENT CONSIDERATIONS. The primary investment objectives of the Fund are to provide current income exempt from federal income taxes and from the personal income taxes of Alabama and to preserve capital. Prospective investors should be aware that the net asset value of the shares of the Fund (as with any open-end investment company) will change as the general levels of interest rates fluctuate. When interest rates decline, the value of a portfolio invested at higher yields can be expected to rise. Conversely, when interest rates rise, the value of a portfolio invested at lower yields can be expected to decline. (See "Investment Objectives, Investment Policies and Risk Considerations.")


INVESTMENT ADVISOR. T. Leavell & Associates, Inc. (the "Advisor") serves as investment advisor to the Fund and was investment advisor to the Predecessor Fund. For its services, the Advisor receives compensation of 0.35% of the average daily net assets of the Fund. The fees are reduced when the assets of the Fund exceed $100 million. (See "Management of the Fund.") The Advisor currently serves as investment advisor to approximately $385 million in assets, of which approximately $175 million are equities and $210 million are fixed income securities. The Advisor currently serves as investment advisor to two additional mutual funds, the subjects of separate prospectuses.


PURCHASE OF SHARES. Shares are offered "No-Load," which means they may be purchased directly from the Fund without the imposition of any sales or 12b-1 charges. The minimum initial purchase for the Fund is $5,000. Subsequent investments must be $500 or more. Shares may be purchased by individuals or organizations. (See "How to Purchase Shares.")

REDEMPTION OF SHARES. There is currently no charge for redemptions. Shares may be redeemed at any time in which the Fund is open for business at the net asset value next determined after receipt of a redemption request by the Fund. (See "How to Redeem Shares.")

DIVIDENDS AND DISTRIBUTIONS. Net investment income of the Fund is distributed monthly. Net capital gains, if any, are distributed annually. Shareholders may elect to receive dividends and capital gain distributions in cash or the dividends and capital gain distributions may be reinvested in additional Fund shares. (See "Dividends, Distributions, Taxes and Other Information.")

THE FUND. The Fund has registered as a non-diversified management investment company so that it will be able to invest more than 5% of its assets in obligations of each of one or more issuers. The proceeds of sales of shares of the Fund are used to buy securities (primarily municipal bonds and notes and other debt instruments, the interest on which is exempt from federal income taxes and from the personal income taxes of Alabama) for the portfolio of the Fund.


MANAGEMENT. The Fund is a series of the Williamsburg Investment Trust (the "Trust"), the Board of Trustees of which is responsible for overall management of the Trust and the Fund. The Trust has employed Countrywide Fund Services, Inc. (the "Administrator") to provide administration, accounting and transfer agent services. (See "Management of the Fund.")


SYNOPSIS OF COSTS AND EXPENSES
===============================================================================
SHAREHOLDER TRANSACTION EXPENSES:    .................................     None

ANNUAL FUND OPERATING EXPENSES:
(As a percentage of average daily net assets)
   Investment Advisory Fees (After waivers) ..........................    0.23%
   Administrator's Fees...............................................    0.15%
   Other Expenses....................................................     0.28%
                                                                      ---------
Total Fund Operating Expenses........................................     0.66%
                                                                      =========

EXAMPLE: You would pay the following expenses on a $1,000 investment, whether or not you redeem at the end of the period, assuming 5% annual return:

   1 YEAR                3 YEARS               5 YEARS              10 YEARS
   -------------------------------------------------------------------------
     $7                    $21                   $37                   $82

The purpose of the foregoing table is to assist investors in the Fund in understanding the various costs and expenses that they will bear directly or indirectly. See "Management of the Fund" for more information about the fees and costs of operating the Fund. The Annual Fund Operating Expenses shown above are based upon actual operating history for the fiscal year ended March 31, 1997. Absent fee waivers by the Advisor, the Fund's investment advisory fees would have been 0.35% of average daily net assets and total fund operating expenses would have been 0.78% of average daily net assets. THE EXAMPLE SHOWN SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES IN THE FUTURE MAY BE GREATER OR LESS THAN THOSE SHOWN.

FINANCIAL HIGHLIGHTS
===============================================================================
The following audited financial information has been audited by Tait, Weller & Baker, independent accountants, whose report covering the fiscal year ended March 31, 1997 is contained in the Statement of Additional Information. This information should be read in conjunction with the Fund's latest audited annual financial statements and notes thereto, which are also contained in the Statement of Additional Information, a copy of which may be obtained at no charge by calling the Fund.
===============================================================================

                           Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Period

                                                                                      SEVEN MONTHS  JANUARY 15,
                                                          YEARS ENDED MARCH 31,           ENDED     1993(B) TO
                                                                                        MARCH 31,    AUGUST 31,
                                                      1997        1996        1995       1994(A)       1993
-----------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period..........    $  10.23    $   9.96    $   9.96    $  10.30     $ 10.00
                                                  ----------   ---------   ----------   ---------  -----------

Income from investment operations:
   Net investment income........................        0.43        0.42        0.45        0.26        0.23
   Net realized and unrealized
     gains (losses) on investments..............      ( 0.05)       0.27          --      ( 0.34)       0.30
                                                  ----------   ---------   ----------   ---------  -----------

Total from investment operations................        0.38        0.69        0.45      ( 0.08 )      0.53
                                                  ----------   ---------   ----------   ---------  -----------

Less distributions:
   Dividends from net investment income.........      ( 0.43)     ( 0.42)     ( 0.45)     ( 0.26 )    ( 0.23)
                                                  ----------   ---------   ----------   ---------  -----------

Net asset value at end of period................    $  10.18    $  10.23    $   9.96    $   9.96     $ 10.30
                                                  ==========   =========   ==========   =========  ===========

Total return....................................       3.82%       7.02%       4.66%     (1.50%) (d)   8.79%(d)
                                                  ==========   =========   ==========   =========  ===========

Net assets at end of period (000's).............    $ 16,801    $ 15,480    $ 12,816    $  9,716     $ 3,429
                                                  ==========   =========   ==========   =========  ===========

Ratio of expenses to average net assets(c) .....       0.66%       0.75%       0.75%       0.75% (d)  0.75% (d)

Ratio of net investment income
   to average net assets........................       4.24%       4.11%       4.56%       4.46% (d)   4.01%(d)

Portfolio turnover rate.........................          6%          4%         36%          3%          2%


(a) Effective April 1, 1994, the Fund was reorganized and changed its fiscal year end from August 31 to March 31.

(b) Commencement of operations.

(c) Absent investment advisory fees waived and/or expenses reimbursed by the Advisor, the ratios of expenses to average net assets would have been 0.78%, 0.86%, 1.05%, 1.76%(d) and 2.75%(d) for the periods ended March 31, 1997,
    1996, 1995, 1994 and August 31, 1993, respectively.

(d) Annualized.


Further information about the performance of the Fund is contained in the Annual Report, a copy of which may be obtained at no charge by calling the Fund.

INVESTMENT OBJECTIVES, INVESTMENT POLICIES AND RISK CONSIDERATIONS
===============================================================================
The investment objectives of the Fund are to provide current income exempt from federal income taxes and from the personal income taxes of Alabama and to preserve capital. Capital appreciation will be of secondary importance. Any investment involves risk, and there can be no assurance that the Fund will achieve its investment objectives. The investment objectives of the Fund may not be altered without the prior approval of a majority (as defined by the Investment Company Act of 1940) of the Fund's shares.

As a fundamental policy, the Trust seeks to achieve the investment objectives of the Fund by investing the assets of the Fund primarily (i.e., at least 80% of its assets under normal conditions) in municipal bonds and notes and other debt instruments, the interest on which is exempt from federal income taxes and from the personal income taxes of Alabama and not subject to the alternative minimum tax. These obligations are issued primarily by Alabama, its political subdivisions, municipalities, agencies, instrumentalities or public authorities and other qualifying issuers (including Puerto Rico, the U.S. Virgin Islands and Guam). The securities will be rated in the three highest grades used by the recognized rating agencies or comparable securities. Under normal circumstances, the Fund's average maturity is expected to be of an intermediate term (three to ten years).

Although the Fund seeks to invest all the assets of the Fund in the obligations exempt from federal and Alabama state income taxes, market conditions may from time to time limit the availability of such obligations. During periods when the Fund is unable to purchase such obligations for the portfolio of the Fund, the Fund will seek to invest the assets of the Fund in Municipal Obligations (as defined below) the interest on which would be exempt from federal income taxes, but which would be subject to the personal income taxes of Alabama. Also, as a temporary defensive measure during times of adverse market conditions, up to 50% of the assets of the Fund may be held in cash or invested in the short-term obligations described in paragraphs 3 and 4 below. All of the investments of the Fund will be made in:

(1) Tax-exempt securities which are rated AAA, AA, or A by Standard & Poor's Ratings Group ("S&P") or are rated Aaa, Aa, or A by Moody's Investors Service, Inc. ("Moody's") (or of equivalent rating by any of the nationally recognized statistical rating organizations) or which are considered by the Advisor to have essentially the same characteristics and quality as securities having such ratings;

(2) Notes of issuers having an issue of outstanding Municipal Obligations rated AAA, AA or A by S&P or Aaa, Aa or A by Moody's or which are guaranteed by the U.S. Government or which are rated MIG-1 or MIG-2 by Moody's;

(3) Obligations issued or guaranteed as to interest and principal by the U.S. Government or its agencies or instrumentalities, which may be subject to repurchase agreements; and

(4) Commercial paper which is rated A-1 or A-2 by S&P or P-1 or P-2 by Moody's (or which is unrated but which is considered to have essentially the same characteristics and qualities as commercial paper having such ratings), obligations of banks with $1 billion of assets (including certificates of deposit, bankers' acceptances and repurchase agreements), securities of other investment companies, and cash.

Interest income from the short-term obligations described in paragraphs 3 and 4 above may be taxable to shareholders as ordinary income for federal and state income tax purposes. The Fund may purchase Municipal Obligations, the interest on which may be subject to the alternative minimum tax (for purposes of this Prospectus, the interest thereon is nonetheless considered to be tax-exempt). For a general discussion of Municipal Obligations, the risks associated with an investment therein, and descriptions of the ratings of Municipal Obligations and short-term obligations permitted as investments, see Appendix A. As used in this Prospectus, the terms "Municipal Obligations" and "tax-exempt securities" are used interchangeably to refer to debt instruments issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies or instrumentalities, the interest on which is exempt from federal income tax (without regard to whether the interest thereon is also exempt from the personal income taxes of any State).

With respect to those Municipal Obligations which are not rated by a major rating agency, the Fund will be more reliant on the Advisor's judgment, analysis and experience than would be the case if such Municipal Obligations were rated. In evaluating the creditworthiness of an issue, whether rated or unrated, the Advisor may take into consideration, among other things, the issuer's financial resources, its sensitivity to economic conditions and trends, the operating history of and the community support for the facility financed by the issue, the ability of the issuer's management and regulatory matters.

To protect the capital of shareholders of the Fund under adverse market conditions, the Fund may from time to time deem it prudent to hold cash or to purchase taxable short-term obligations for the Fund with a resultant decrease in yield or increase in the proportion of taxable income.

The Fund will not invest more than 10% of its total assets in securities of other investment companies nor (with affiliates) hold more than 3% of securities of one investment company. Any such investment would involve duplication of expenses, particularly investment advisory fees.

The Fund may invest its assets in a relatively high percentage of Municipal Obligations issued by entities having similar characteristics. The issuers may pay their interest obligations from revenue of similar projects such as multi-family housing, nursing homes, electric utility systems, hospitals or life care facilities. This too may make the Fund more sensitive to economic, political, or regulatory occurrences, particularly because such issuers would likely be located in the same State. As the similarity in issuers increases, the potential for fluctuation of the net asset value of the Fund's shares also increases. The Fund will only invest in securities of issuers which it believes will make timely payments of interest and principal.

The Fund may invest from time to time a portion of the Fund's assets in industrial revenue bonds (referred to under current tax law as private activity bonds), and also may invest a portion of the Fund's assets in revenue bonds issued for housing, including multi-family housing, health care facilities or electric utilities, at times when the relative value of issues of such a type is considered, in the judgment of the Advisor, to be more favorable than that of other available types of issues, taking into consideration the particular restrictions on investment flexibility arising from the investment objective of the Fund of providing current income exempt from personal income taxes of Alabama (as well as federal income taxes). Therefore, investors should also be aware of the risks which these investments may entail. Industrial revenue bonds are issued by various state and local agencies to finance various projects.

Housing revenue bonds typically are issued by a state, county or local housing authority and are secured only by the revenues of mortgages originated by the authority using the proceeds of the bond issue. Because of the impossibility of precisely predicting demand for mortgages from the proceeds of such an issue, there is a risk that the proceeds of the issue will be in excess of demand, which would result in early retirement of the bonds by the issuer. Moreover, such housing revenue bonds depend for their repayment upon the cash flow from the underlying mortgages, which cannot be precisely predicted when the bonds are issued. Any difference in the actual cash flow from such mortgages from the assumed cash flow could have an adverse impact upon the ability of the issuer to make scheduled payments of principal and interest on the bonds, or could result in early retirement of the bonds. Additionally, such bonds depend in part for scheduled payments of principal and interest upon reserve funds established from the proceeds of the bonds, assuming certain rates of return on investment of such reserve funds. If the assumed rates of return are not realized because of changes in interest rate levels or for other reasons, the actual cash flow for scheduled payments of principal and interest on the bonds may be inadequate. The financing of multi-family housing projects is affected by a variety of factors, including satisfactory completion of construction within cost constraints, the achievement and maintenance of a sufficient level of occupancy, sound management of the developments, timely and adequate increases in rents to cover increases in operating expenses, including taxes, utility rates and maintenance costs, changes in applicable laws and governmental regulations and social and economic trends.

Electric utilities face problems in financing large construction programs in an inflationary period, cost increases and delay occasioned by environmental considerations (particularly with respect to nuclear facilities), difficulty in obtaining fuel at reasonable prices, the cost of competing fuel sources, difficulty in obtaining sufficient rate increases and other regulatory problems, the effect of energy conservation and difficulty of the capital market to absorb utility debt.

Health care facilities include life care facilities, nursing homes and hospitals. Life care facilities are alternative forms of long-term housing for the elderly which offer residents the independence of condominium life style and, if needed, the comprehensive care of nursing home services. Bonds to finance these facilities have been issued by various state industrial development authorities. Because the bonds are secured only by the revenues of each facility, and not by state or local government tax payments, they are subject to a wide variety of risks. Primarily, the projects must maintain adequate occupancy levels to be able to provide revenues adequate to maintain debt service payments. Moreover, in the case of life care facilities, because a portion of housing, medical care and other services may be financed by an initial deposit, there may be risk if the facility does not maintain adequate financial reserves to secure estimated actuarial liabilities. The ability of management to accurately forecast inflationary cost pressures weighs importantly in this process. The facilities may also be affected by regulatory cost restrictions applied to health care delivery in general, particularly state regulations or changes in Medicare and Medicaid payments or qualifications, or restrictions imposed by medical insurance companies. They may also face competition from alternative health care or conventional housing facilities in the private or public sector. Hospital bond ratings are often based on feasibility studies which contain projections of expenses, revenues and occupancy levels. A hospital's gross receipts and net income available to service its debt are influenced by demand for hospital services, the ability of the hospital to provide the services required, management capabilities, economic developments in the service area, efforts by insurers and government agencies to limit rates and expenses, confidence in the hospital, service area economic developments, competition, availability and expense of malpractice insurance, Medicaid and Medicare funding, and possible federal legislation limiting the rates of increase of hospital charges.

The Fund may also invest in bonds for industrial and other projects, such as sewage or solid waste disposal or hazardous waste treatment facilities. Financing for such projects will be subject to inflation and other general economic factors as well as construction risks including labor problems, difficulties with construction sites and the ability of contractors to meet specifications in a timely manner. Because some of the materials, processes and wastes involved in these projects may include hazardous components, there are risks associated with their production, handling and disposal.

VARIABLE RATE SECURITIES. The Fund may invest in tax-exempt securities that bear interest at rates which are adjusted periodically to market rates. The market value of fixed coupon securities fluctuates with changes in prevailing interest rates, increasing in value when interest rates decline and decreasing in value when interest rates rise. The value of variable rate securities, however, is less affected by changes in prevailing interest rates because of the periodic adjustment of their coupons to a market rate. The shorter the period between adjustments, the smaller the impact of interest rate fluctuations on the value of these securities. The market value of tax exempt variable rate securities usually tends toward par (100% of face value) at interest rate adjustment time.

PUT BONDS. The Fund may invest in tax-exempt securities (including securities with variable interest rates) which may be redeemed or sold back (put) to the issuer of the security or a third party at face value prior to stated maturity. This type of security will normally trade as if maturity is the earlier put date, even though stated maturity is longer.

ZERO COUPON BONDS. Municipal Obligations in which the Fund may invest also include zero coupon bonds and deferred interest bonds. Zero coupon bonds and deferred interest bonds are debt obligations which are issued at a significant discount from face value. While zero coupon bonds do not require the periodic payment of interest, deferred interest bonds provide for a period of delay before the regular payment of interest begins. The discount approximates the total amount of interest the bonds will accrue and compound over the period until maturity or the first interest payment date at a rate of interest reflecting the market rate of the security at the time of issuance. Zero coupon bonds and deferred interest bonds benefit the issuer by mitigating its need for cash to meet debt service, but they also require a higher rate of return to attract investors who are willing to defer receipt of such cash. Such investments may experience greater volatility in market value than debt obligations which make regular payments of interest. The Fund will accrue income on such investments for tax and accounting purposes, which is distributable to shareholders.

MUNICIPAL LEASE OBLIGATIONS. The Fund may also invest in municipal lease obligations, installment purchase contract obligations, and certificates of participation in such obligations (collectively, "lease obligations"). A lease obligation does not constitute a general obligation of the municipality for which the municipality's taxing power is pledged, although the lease obligation is ordinarily backed by the municipality's covenant to budget for the payments due under the lease obligation. Certain lease obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease obligation payments in future years unless money is appropriated for such purpose on a yearly basis. A risk peculiar to these municipal lease obligations is the possibility that a municipality will not appropriate funds for lease payments. Although "non-appropriation" lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult. The Advisor will seek to minimize these risks by not investing more than 10% of the total assets of the Fund in lease obligations that contain "non-appropriation" clauses. In evaluating a potential investment in such a lease obligation, the Advisor will consider: (1) the credit quality of the obligor, (2) whether the underlying property is essential to a government function, and (3) whether the lease obligation contains covenants prohibiting the obligor from substituting similar property if the obligor fails to make appropriations for the lease obligation. Municipal lease obligations may be determined to be liquid in accordance with the guidelines established by the Board of Trustees and other factors the Advisor may determine to be relevant to such determination. In determining the liquidity of municipal lease obligations, the Advisor will consider a variety of factors including: (1) the willingness of dealers to bid for the security; (2) the number of dealers willing to purchase or sell the obligation and the number of other potential buyers; (3) the frequency of trades and quotes for the obligation; and (4) the nature of the marketplace trades. In addition, the Advisor will consider factors unique to particular lease obligations affecting their marketability. These include the general creditworthiness of the municipality, the importance of the property covered by the lease to the municipality, and the likelihood that the marketability of the obligation will be maintained throughout the time the obligation is held by the Fund.

The Board of Trustees is responsible for determining the credit quality of unrated municipal lease obligations on an ongoing basis, including an assessment of the likelihood that the lease will not be cancelled.

FACTORS TO CONSIDER. Because of the concentration in Alabama municipal securities, the Fund is more susceptible to factors affecting Alabama issuers than is a comparable municipal bond fund not concentrated in the obligations of issuers located in a single state. For a general discussion on certain economic, financial and legal matters pertaining to Alabama, see Appendix B. Yields on Alabama municipal securities depend on a variety of factors, including: the general conditions of the municipal bond market; the size of the particular offering; the maturity of the obligations; and the rating of the issue. Further, any adverse economic conditions or developments affecting the State of Alabama or its municipalities could impact the Fund's portfolio. The ability of the Fund to achieve its investment objectives also depends on the continuing ability of the issuers of Alabama municipal securities and participation interests, or the guarantors of either, to meet their obligations for the payment of interest and principal when due. Certain Alabama constitutional amendments, legislative measures, executive orders, administrative regulations and voter initiatives could result in adverse consequences affecting Alabama municipal securities.

The net asset value of the shares of the Fund changes as the general levels of interest rates fluctuate. When interest rates decline, the value of a portfolio invested at higher yields can be expected to rise. Conversely, when interest rates rise, the value of a portfolio invested at lower yields can be expected to decline.

The Fund has registered as a non-diversified management investment company so that more than 5% of the assets of the Fund may be invested in the obligations of each of one or more issuers. Because a relatively high percentage of the assets of the Fund may be invested in the obligations of a limited number of issuers, the value of shares of the Fund may be more sensitive to any single economic, political or regulatory occurrence than the shares of a diversified investment company would be.

BORROWING. The Fund may borrow, temporarily, up to 5% of its total assets for extraordinary purposes and may increase this limit to 15% of its total assets to meet redemption requests which might otherwise require untimely disposition of portfolio holdings. To the extent the Fund borrows for these purposes, the effects of market price fluctuations on portfolio net asset value will be exaggerated. If while such borrowing is in effect, the value of the Fund's assets declines, the Fund would be forced to liquidate portfolio securities when it is disadvantageous to do so. The Fund would incur interest and other transaction costs in connection with such borrowing. The Fund will not make any additional investments while its outstanding borrowings exceed 5% of the current value of its total assets.


PORTFOLIO TURNOVER. Portfolio turnover will not be a limiting factor when the Advisor deems changes appropriate. While portfolio turnover is difficult to predict in an active fixed income portfolio, it is expected that annual portfolio turnover will generally not exceed 100%. Market conditions may dictate, however, a higher rate of turnover in a particular year. The degree of portfolio turnover affects the brokerage costs of the Fund and may have an impact on the amount of taxable distributions to shareholders. The portfolio turnover of the Fund for the fiscal year ended March 31, 1997 was 6%.


DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS. Each month the Fund distributes to the shareholders of the Fund dividends substantially equal to all the net investment income of the Fund. The Fund's net investment income consists of non-capital gain income, less expenses. The Fund will declare one or more long-term capital gain distributions to the shareholders of the Fund during the calendar year if the Fund's profits from the sale of securities held for longer than the applicable period exceed losses from these transactions together with any net capital losses carried forward from prior years (to the extent not used to offset short-term capital gains). If the Fund realizes net short-term capital gains, they will also be distributed at that time. Shareholders may elect to receive dividends and capital gain distributions in either cash or additional shares. (See "Tax Status" and "Dividends, Distributions, Taxes and Other Information.")

INVESTMENT LIMITATIONS. For the purpose of limiting the Fund's exposure to risk, the Fund has adopted certain limitations which, together with its investment objectives, are considered fundamental policies which may not be changed without shareholder approval. The Fund will not: (1) issue senior securities, borrow money or pledge its assets, except that it may borrow from banks as a temporary measure (a) for extraordinary or emergency purposes, in amounts not exceeding 5% of the Fund's total assets, or (b) in order to meet redemption requests which might otherwise require untimely disposition of portfolio securities, in amounts not exceeding 15% of its total assets, and may pledge its assets to secure all such borrowings; (2) make loans of money or securities, except that the Fund may invest in repurchase agreements; (3) invest more than 15% of its net assets in securities subject to legal or contractual restrictions on resale or for which there are no readily available market quotations or in other illiquid securities; and (4) write, acquire or sell commodities, commodities contracts, futures contracts or related options. Other fundamental investment limitations are listed in the Statement of Additional Information.

HOW TO PURCHASE SHARES
===============================================================================
There are NO SALES COMMISSIONS CHARGED TO INVESTORS. Assistance in opening accounts may be obtained from the Administrator by calling 1-800-443-4249, or by writing to the Fund at the address shown below for regular mail orders. Assistance is also available through any broker-dealer authorized to sell shares of the Fund. Such broker-dealer may charge you a fee for its services. Payment for shares purchased may be made through your account at the broker-dealer processing your application and order to purchase. Your investment will purchase shares at the Fund's net asset value next determined after your order is received by the Fund in proper order as indicated herein. The minimum initial investment in the Fund, unless stated otherwise herein, is $5,000. The Fund may, in the Advisor's sole discretion, accept certain accounts with less than the stated minimum initial investment.

Payment must be made by check or money order drawn on a U.S. bank and payable in U.S. dollars. All orders received by the Administrator, whether by mail, bank wire or facsimile order from a qualified broker-dealer, prior to 4:00 p.m. Eastern time will purchase shares at the net asset value next determined on that business day. If your order is not received by 4:00 p.m. Eastern time, your order will purchase shares at the net asset value determined on the next business day. (See "How Net Asset Value is Determined.")

Due to Internal Revenue Service ("IRS") regulations, applications without social security or tax identification numbers will not be accepted. If, however, you have already applied for a social security or tax identification number at the time of completing your account application, the application should so indicate. The Fund is required to, and will, withhold taxes on all distributions and redemption proceeds if the number is not delivered to the Fund within 60 days.

Investors should be aware that the Fund's account application contains provisions in favor of the Fund, the Administrator and certain of their affiliates, excluding such entities from certain liabilities (including, among others, losses resulting from unauthorized shareholder transactions) relating to the various services made available to investors.

Should an order to purchase shares be cancelled because your check does not clear, you will be responsible for any resulting losses or fees incurred by the Fund or the Administrator in the transaction.

REGULAR MAIL ORDERS. Please complete and sign the Account Application form accompanying this Prospectus and send it with your check, made payable to The Alabama Tax Free Bond Fund, and mail it to:

         The Alabama Tax Free Bond Fund
         c/o Shareholder Services
         P.O. Box 5354
         Cincinnati, Ohio 45201-5354

BANK WIRE ORDERS. Investments can be made directly by bank wire. To establish a new account or add to an existing account by wire, please call the Fund, at 1-800-443-4249, before wiring funds, to advise the Fund of the investment, the dollar amount and the account registration. This will ensure prompt and accurate handling of your investment. Please have your bank use the following wiring instructions to purchase by wire:

         Star Bank, N.A.
         Cinti/Trust
         ABA# 042000013
         For Williamsburg Investment Trust #485777056
         For The Alabama Tax Free Bond Fund
         (Shareholder name and account number or tax identification number)

It is important that the wire contain all the information and that the Fund receive prior telephone notification to ensure proper credit. Once your wire is sent you should, as soon as possible thereafter, complete and mail your Account Application to the Fund as described under "Regular Mail Orders," above.

ADDITIONAL INVESTMENTS. You may add to your account by mail or wire (minimum additional investment of $500) at any time by purchasing shares at the then current net asset value as aforementioned. Before making additional investments by bank wire, please call the Fund at 1-800-443-4249 to alert the Fund that your wire is to be sent. Follow the wire instructions above to send your wire. When calling for any reason, please have your account number ready, if known. Mail orders should include, when possible, the "Invest by Mail" stub which is attached to your Fund confirmation statement. Otherwise, be sure to identify your account in your letter.

AUTOMATIC INVESTMENT PLAN. The automatic investment plan enables shareholders to make regular monthly or quarterly investment in shares through automatic charges to their checking account. With shareholder authorization and bank approval, the Administrator will automatically charge the checking account for the amount specified ($100 minimum) which will be automatically invested in shares at the net asset value on or about the 15th day and/or the last business day of the month. The shareholder may change the amount of the investment or discontinue the plan at any time by writing to the Administrator.

EMPLOYEES AND AFFILIATES OF THE FUND. The minimum purchase requirement is not applicable to accounts of Trustees, officers or employees of the Fund or certain parties related thereto. The minimum initial investment for such accounts is $1,000. See the Statement of Additional Information for further details.

STOCK CERTIFICATES. Stock certificates will not be issued for your shares. Evidence of ownership will be given by issuance of periodic account statements which will show the number of shares owned.

HOW TO REDEEM SHARES
===============================================================================
Shares of the Fund may be redeemed on each day that the Fund is open for business by sending a written request to the Fund. The Fund is open for business on each day the New York Stock Exchange (the "Exchange") is open for business. Any redemption may be for more or less than the purchase price of your shares depending on the market value of the Fund's portfolio securities. All redemption orders received in proper form, as indicated herein, by the Administrator prior to 4:00 p.m. Eastern time will redeem shares at the net asset value determined as of that business day's close of trading. Otherwise, your order will redeem shares on the next business day. You may also redeem your shares through a broker-dealer who may charge you a fee for its services.

The Board of Trustees reserves the right to involuntarily redeem any account having an account value of less than $1,000 (due to redemptions or transfers, and not due to market action) upon 60 days' written notice. If the shareholder brings his account value up to $1,000 or more during the notice period, the account will not be redeemed.

If you are uncertain of the requirements for redemption, please contact the Fund, at 1-800-443-4249, or write to the address shown below.

REGULAR MAIL REDEMPTIONS. Your request should be addressed to The Alabama Tax Free Bond Fund, P.O. Box 5354, Cincinnati, Ohio 45201-5354. Your request for redemption must include:

1) your letter of instruction or a stock assignment specifying the account number, and the number of shares or dollar amount to be redeemed. This request must be signed by all registered shareholders in the exact names in which they are registered;

2)   any required signature guarantees (see "Signature Guarantees"); and

3) other supporting legal documents, if required in the case of estates, trusts, guardianships, custodianships, corporations, partnerships, and other organizations.

Your redemption proceeds will be mailed to you within three business days after receipt of your redemption request. However, the Fund may delay forwarding a redemption check for recently purchased shares while it determines whether the purchase payment will be honored. Such delay (which may take up to 15 days) may be reduced or avoided if the purchase is made by certified check, government check or wire transfer. In such cases, the net asset value next determined after receipt of the request for redemption will be used in processing the redemption and your redemption proceeds will be mailed to you upon clearance of your check to purchase shares. The Fund may suspend redemption privileges or postpone the date of payment (i) during any period that the Exchange is closed, or trading on the Exchange is restricted as determined by the Securities and Exchange Commission (the "Commission"), (ii) during any period when an emergency exists as defined by the rules of the Commission as a result of which it is not reasonably practicable for the Fund to dispose of securities owned by it, or to fairly determine the value of its assets, and (iii) for such other periods as the Commission may permit.

You can choose to have redemption proceeds mailed to you at your address of record, your bank, or to any other authorized person, or you can have the proceeds sent by bank wire to your bank ($5,000 minimum). Shares of the Fund may not be redeemed by wire on days in which your bank is not open for business. Redemption proceeds will only be sent to the bank account or person named in your Account Application currently on file with the Fund. You can change your redemption instructions anytime you wish by filing a letter including your new redemption instructions with the Fund. (See "Signature Guarantees.")

There is currently no charge by the Administrator for wire redemptions. However, the Administrator reserves the right, upon thirty days' written notice, to make reasonable charges for wire redemptions. All charges will be deducted from your account by redemption of shares in your account. Your bank or brokerage firm may also impose a charge for processing the wire. In the event that wire transfer of funds is impossible or impractical, the redemption proceeds will be sent by mail to the designated account.

SIGNATURE GUARANTEES. To protect your account and the Fund from fraud, signature guarantees are required to be sure that you are the person who has authorized a change in registration, or standing instructions, for your account. Signature guarantees are required for (1) change of registration requests, and (2) requests to establish or change redemption services other than through your initial account application. Signature guarantees are acceptable from a member bank of the Federal Reserve System, a savings and loan institution, credit union, registered broker-dealer or a member firm of a U.S. Stock Exchange, and must appear on the written request for redemption, or change of registration.

SYSTEMATIC WITHDRAWAL PLAN. A shareholder who owns shares of the Fund valued at $10,000 or more at the current offering price may establish a Systematic Withdrawal Plan to receive a monthly or quarterly check in a stated amount not less than $100. Each month or quarter as specified, the Fund will automatically redeem sufficient shares from your account to meet the specified withdrawal amount. The shareholder may establish this service whether dividends and distributions are reinvested or paid in cash. Systematic withdrawals may be deposited directly to the shareholder's bank account by completing the applicable section on the Account Application form accompanying this Prospectus, or by writing the Fund. See the Statement of Additional Information for further details.

HOW NET ASSET VALUE IS DETERMINED
===============================================================================
The net asset value of the Fund is determined on each business day that the Exchange is open for trading, as of the close of the Exchange (currently 4:00 p.m., Eastern time). Net asset value per share is determined by dividing the total value of all Fund securities (valued at market value) and other assets, less liabilities, by the total number of shares then outstanding. Net asset value includes interest on fixed income securities, which is accrued daily. See the Statement of Additional Information for further details.

Securities which are traded over-the-counter are priced at the last sale price, if available, otherwise, at the last quoted bid price. Municipal Obligations will ordinarily be traded in the over-the-counter market. When market quotations are not readily available, Municipal Obligations may be valued on the basis of prices provided by an independent pricing service. The prices provided by the pricing service are determined with consideration given to institutional bid and last sale prices and take into account securities prices, yields, maturities, call features, ratings, institutional trading in similar groups of securities and developments related to specific securities. The Trustees will satisfy themselves that such pricing services consider all appropriate factors relevant to the value of such securities in determining their fair value. Securities and other assets for which no quotations are readily available will be valued in good faith at fair value using methods determined by the Board of Trustees.

MANAGEMENT OF THE FUND
===============================================================================
The Fund is a non-diversified series of the Williamsburg Investment Trust (the "Trust"), an investment company organized as a Massachusetts business trust in July 1988, which was formerly known as The Nottingham Investment Trust. The Board of Trustees has overall responsibility for management of the Fund under the laws of Massachusetts governing the responsibilities of trustees of business trusts. The Statement of Additional Information identifies the Trustees and officers of the Trust and the Fund and provides information about them.

INVESTMENT ADVISOR. Subject to the authority of the Board of Trustees, T. Leavell & Associates, Inc. (the "Advisor") provides the Fund with a continuous program of supervision of the Fund's assets, including the composition of its portfolio, and furnishes advice and recommendations with respect to investments, investment policies and the purchase and sale of securities, pursuant to an Investment Advisory Agreement with the Trust. The Advisor is also responsible for the selection of broker-dealers through which the Fund executes portfolio transactions, subject to brokerage policies established by the Trustees, and provides certain executive personnel to the Fund.

The Advisor, organized as an Alabama corporation in 1979, is controlled by Thomas W. Leavell, Richard Mitchell, Dorothy G. Gambill, Timothy S. Healey and John R. Miller, Jr. In addition to acting as Advisor to the Fund, the Advisor also provides investment advice to corporations, trusts, pension and profit sharing plans, other business and institutional accounts and individuals. The Advisor also serves as investment advisor to The Government Street Bond Fund and The Government Street Equity Fund (two series of the Trust), the subjects of separate prospectuses.

Timothy S. Healey is primarily responsible for managing the portfolio of the Fund and also acted in this capacity for the Predecessor Fund. Mr. Healey is a Vice President of the Advisor and has been a portfolio manager with the firm since 1986. Prior to joining the Advisor, Mr. Healey served as second Vice President at Torchmark Advisory Co., Inc. in Birmingham, Alabama. He holds a B.S., Finance from the University of Alabama and has been continuously engaged in the investment management business since 1975.


Compensation of the Advisor with respect to the Fund, based upon the Fund's average daily net assets, is at the following annual rates: On the first $100 million, 0.35%; on assets over $100 million, 0.25%. For the fiscal year ended March 31, 1997, the Advisor received $36,816 in investment advisory fees from the Fund (net of fee waivers), which represented 0.23% of the Fund's average daily net assets.

The Advisor currently intends to waive its investment advisory fees to the extent necessary to limit the total operating expenses of the Fund to 0.65% per annum of its average daily net assets. However, there is no assurance that any voluntary fee waivers will continue in the current or future fiscal years, and expenses of the Fund may therefore exceed 0.65% of its average daily net assets.


The Advisor's address is 150 Government Street, Post Office Box 1307, Mobile, Alabama 36633.

ADMINISTRATOR. The Fund has retained Countrywide Fund Services, Inc., P.O. Box 5354, Cincinnati, Ohio 45201, to provide administrative, pricing, accounting, dividend disbursing, shareholder servicing and transfer agent services. The Administrator is a wholly-owned indirect subsidiary of Countrywide Credit Industries, Inc., a New York Stock Exchange listed company principally engaged in the business of residential mortgage lending.


The Administrator supplies executive, administrative and regulatory services, supervises the preparation of tax returns, and coordinates the preparation of reports to shareholders and reports to and filings with the Securities and Exchange Commission and state securities authorities. In addition, the Administrator calculates daily net asset value per share and maintains such books and records as are necessary to enable it to perform its duties.

The Fund pays the Administrator a fee for these services at the annual rate of 0.15% of the average value of its daily net assets up to $200 million and 0.10% of such assets in excess of $200 million; provided, however, that the minimum fee is $2,000 per month. The Administrator also charges the Fund for certain costs involved with the daily valuation of investment securities and is reimbursed for out-of-pocket expenses.

CUSTODIAN. The Custodian of the Fund's assets is Star Bank, N.A. (the "Custodian"). The Custodian's mailing address is 425 Walnut Street, Cincinnati, Ohio 45202. The Advisor, Administrator or interested persons thereof may have banking relationships with the Custodian.

OTHER FUND COSTS. The Fund pays all expenses not assumed by the Advisor, including its fees. Fund expenses include, among others, the fees and expenses, if any, of the Trustees and officers who are not "affiliated persons" of the Advisor, fees of the Fund's Custodian, interest expense, taxes, brokerage fees and commissions, fees and expenses of the Fund's shareholder servicing operations, fees and expenses of qualifying and registering the Fund's shares under federal and state securities laws, expenses of preparing, printing and distributing prospectuses and reports to existing shareholders, auditing and legal expenses, insurance expenses, association dues, and the expense of shareholders' meetings and proxy solicitations. The Fund is also liable for any nonrecurring expenses as may arise such as litigation to which the Fund may be a party. The Fund may be obligated to indemnify the Trustees and officers with respect to such litigation. All expenses of the Fund are accrued daily on the books of the Fund at a rate which, to the best of its belief, is equal to the actual expenses expected to be incurred by the Fund in accordance with generally accepted accounting practices. For the fiscal year ended March 31, 1997, the expense ratio of the Fund was 0.66% of its average daily net assets after expense reimbursements.


BROKERAGE. The Fund has adopted brokerage policies which allow the Advisor to prefer brokers which provide research or other valuable services to the Advisor and/or the Fund. In all cases, the primary consideration for selection of broker-dealers through which to execute brokerage transactions will be to obtain the most favorable price and execution for the Fund. Research services obtained through the Fund's brokerage transactions may be used by the Advisor for its other clients; conversely, the Fund may benefit from research services obtained through the brokerage transactions of the Advisor's other clients. The Statement of Additional Information contains more information about the management and brokerage practices of the Fund. It is anticipated that most securities transactions of the Fund will be handled on a principal, rather than agency, basis. Municipal Obligations, including Alabama obligations, are normally traded on a net basis (without commission) through broker-dealers and banks acting for their own account. Such firms attempt to profit from buying at the bid price and selling at the higher asked price of the market, the difference being referred to as the spread.

TAX STATUS
===============================================================================
FEDERAL INCOME TAXES. Each series of the Trust is a separate entity for tax purposes, and the Trust intends to qualify the Fund each year as a separate "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986 (the "Code"). Because the Fund intends to distribute to shareholders substantially all of its net investment income and net realized capital gains in accordance with the timing requirements imposed by the Code, it is expected that the Fund will not be required to pay any federal income or excise taxes. The Fund also expects the dividends it pays to shareholders of the Fund from interest on Municipal Obligations generally to be exempt from federal income tax because the Trust intends the Fund to satisfy certain requirements of the Code. One such requirement is that at the close of each quarter of the taxable year of the Fund, at least 50% of the value of its total assets consists of obligations whose interest is exempt from federal income tax. Distributions of income from investments in taxable securities and from certain other investments of the Fund (including capital gains from the sale of securities) will be taxable to the shareholder, whether distributed in cash or in additional shares. However, it is expected that such amounts would not be substantial in relation to the tax-exempt interest received by the Fund.

A statement will be sent to each shareholder of the Fund promptly after the end of each calendar year setting forth the federal income tax status of all distributions for each calendar year, including the portion exempt from federal income taxes as "exempt-interest dividends;" the portion, if any, that is a tax preference item under the federal alternative minimum tax; the portion taxable as ordinary income; the portion taxable as capital gains; and the portion representing a return of capital (which is free of current taxes but results in a basis reduction). The Fund intends to withhold 30% on taxable dividends and any other payments that are subject to such withholding and are made to persons who are neither citizens nor residents of the U.S.

Current federal tax law limits the types and volume of bonds qualifying for the federal income tax exemption of interest and makes interest on certain tax-exempt bonds and distributions by the Fund of such interest a tax preference item for purposes of the individual and corporate alternative minimum tax. In addition, all exempt-interest dividends may affect a corporate shareholder's alternative minimum tax liability. Applicable tax law and changes therein may also affect the availability of Municipal Obligations for investment by the Fund and the value of the Fund's portfolio. The tax discussion in this Prospectus is for general information only. Prospective investors should consult their own tax advisors as to the tax consequences of an investment in the Fund.

STATE INCOME TAXES. The Trust is organized as a Massachusetts business trust and, under current law, the Fund is not liable for any income or franchise tax in the Commonwealth of Massachusetts as long as it qualifies as a regulated investment company under the Code. Set forth below is a brief description of the personal income tax status of an investment in the Fund under Alabama tax laws currently in effect. A statement setting forth the state income tax status of all distributions made during each calendar year will be sent to shareholders annually.

Under existing Alabama tax laws, as long as the Fund qualifies as a "regulated investment company" under the Code, and provided the Fund is invested in obligations the interest on which would be exempt from Alabama personal income taxes if held directly by an individual shareholder (such as obligations of Alabama or its political subdivisions, of the United States or of certain territories or possessions of the United States), dividends received from the Fund that represent interest received by the Fund on such obligations will be exempt from Alabama personal income taxes. To the extent that distributions by the Fund are derived from long-term or short-term capital gains on such obligations, or from dividends or capital gains on other types of obligations, such distributions will not be exempt from Alabama personal income tax.

Capital gains or losses realized from a redemption of shares of the Fund by an Alabama resident will be taxable for Alabama personal income tax purposes.

Interest on indebtedness incurred (directly or indirectly) by a shareholder of the Fund to purchase or carry shares of the Fund will not be deductible for Alabama income tax purposes.

The foregoing is a general and abbreviated summary of the applicable provisions of the Code, Treasury regulations, and Alabama tax laws presently in effect. For the complete provisions, reference should be made to the pertinent Code sections, the Treasury regulations promulgated thereunder, and the applicable Alabama tax laws. The Code, Treasury regulations, and Alabama tax laws are subject to change by legislative, judicial or administrative action either prospectively or retroactively. Shareholders are urged to consult their own tax advisors regarding specific questions as to federal, state, local or foreign taxes.

DIVIDENDS, DISTRIBUTIONS, TAXES AND OTHER INFORMATION
===============================================================================
The Statement of Additional Information contains additional information about the federal income tax implications of an investment in the Fund in general and, particularly, with respect to dividends and distributions and other matters. The discussion herein of the federal and state income tax consequences of an investment in the Fund is not exhaustive on the subject. Consequently, investors should seek qualified tax advice.

The Fund intends to remain qualified as a "regulated investment company" under Subchapter M of the Code and will distribute all of its net income and realized capital gains to shareholders. The Fund intends to declare dividends on each business day and to pay such dividends monthly. In addition, distributions may be made annually in December out of any net short-term or long-term capital gains derived from the sale of securities realized through October 31 of that year. The Fund may make a supplemental distribution of capital gains at the end of its fiscal year. The nature and amount of all dividends and distributions will be identified separately when tax information is distributed by the Fund at the end of each year.

There is no fixed dividend rate, and there can be no assurance as to the payment of any dividends or the realization of any gains. All dividends and capital gains distributions are reinvested in additional shares of the Fund unless the shareholder requests in writing to receive dividends and/or capital gains distributions in cash. That request must be received by the Fund prior to the record date to be effective as to the next dividend. Tax consequences to shareholders of dividends and distributions are the same if received in cash or if received in additional shares of the Fund.

TAX STATUS OF THE FUND. If the Fund is qualified as a "regulated investment company" under the Code, it will not be liable for federal income taxes on amounts paid as dividends and distributions. The Code contains a number of complex requirements which an investment company must meet in order to qualify. For a more detailed discussion of the tax status of the Fund, see "Additional Tax Information" in the Statement of Additional Information.


DESCRIPTION OF FUND SHARES AND OTHER MATTERS. The Declaration of Trust of the Williamsburg Investment Trust currently provides for the shares of eleven funds, or series, to be issued. Shares of all eleven series have currently been issued, in addition to the Fund: shares of the FBP Contrarian Equity Fund and the FBP Contrarian Balanced Fund, which are managed by Flippin, Bruce & Porter, Inc. of Lynchburg, Virginia; shares of The Jamestown Balanced Fund, The Jamestown Equity Fund, The Jamestown International Equity Fund and The Jamestown Tax Exempt Virginia Fund, which are managed by Lowe, Brockenbrough & Tattersall, Inc. of Richmond, Virginia; shares of The Jamestown Bond Fund and The Jamestown Short Term Bond Fund, which are managed by Lowe, Brockenbrough & Tattersall Strategic Advisors, Inc. of Richmond, Virginia; and shares of The Government Street Equity Fund and The Government Street Bond Fund, which are managed by T. Leavell & Associates, Inc. The Trustees are permitted to create additional series, or funds, at any time.


Shares are freely transferable, have no preemptive or conversion rights and, when issued, are fully paid and non-assessable. Upon liquidation of the Trust or a particular Fund of the Trust, holders of the outstanding shares of the Fund being liquidated shall be entitled to receive, in proportion to the number of shares of the Fund held by them, the excess of that Fund's assets over its liabilities. Each outstanding share is entitled to one vote for each full share and a fractional vote for each fractional share, on all matters which concern the Trust as a whole. On any matter submitted to a vote of shareholders, all shares of the Trust then issued and outstanding and entitled to vote, irrespective of the Fund, shall be voted in the aggregate and not by Fund, except (i) when required by the Investment Company Act of 1940 (the "1940 Act"), shares shall be voted by individual Fund; and (ii) when the matter does not affect any interest of a particular Fund, then only shareholders of the affected Fund or Funds shall be entitled to vote thereon. Examples of matters which affect only a particular Fund could be a proposed change in the fundamental investment objectives or policies of that Fund or a proposed change in the investment advisory agreement for a particular Fund. The shares of the Fund will have noncumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect all of the Trustees if they so choose.

The Declaration of Trust provides that the Trustees may hold office indefinitely, except that: (1) any Trustee may resign or retire; and (2) any Trustee may be removed with or without cause at any time: (a) by a written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (b) by vote of shareholders holding not less than two-thirds of the outstanding shares of the Trust, cast in person or by proxy at a meeting called for that purpose; or (c) by a written declaration signed by shareholders holding not less than two-thirds of the outstanding shares of the Trust and filed with the Trust's custodian. In case a vacancy or an anticipated vacancy shall for any reason exist, the vacancy shall be filled by the affirmative vote of a majority of the remaining Trustees, subject to the provisions of Section 16(a) of the 1940 Act.

Any group of shareholders representing 10% or more of the shares then outstanding may call a meeting for the purpose of removing one or more of the Trustees. If shareholders desire to call a meeting to consider the removal of one or more Trustees, they will be assisted in communicating with other shareholders. See the Statement of Additional Information for more information. Shareholder inquiries may be made in writing, addressed to the Fund at the address shown on the cover.

Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for the obligations of the Trust. The Declaration of Trust, therefore, contains provisions which are intended to mitigate such liability. See the Statement of Additional Information for further information about the Trust and its shares.

CALCULATION OF PERFORMANCE DATA. From time to time the Fund may advertise its total return. The Fund may also advertise yield and tax-equivalent yield. The Fund's yield, tax-equivalent yield and total return figures are based on historical earnings and are not intended to indicate future performance.

The "total return" of the Fund refers to the average annual compounded rates of return over 1, 5 and 10 year periods that would equate an initial amount invested at the beginning of a stated period to the ending redeemable value of the investment. The calculation of total return assumes the reinvestment of all dividends and distributions, includes all recurring fees that are charged to all shareholder accounts and deducts all nonrecurring charges at the end of each period. If the Fund has been operating less than 1, 5 or 10 years, the time period during which the Fund has been operating is substituted.

In addition, the Fund may advertise other total return performance data ("Nonstandardized Return"). Nonstandardized Return shows as a percentage rate of return encompassing all elements of return (i.e., income and capital appreciation or depreciation); it assumes reinvestment of all dividends and capital gain distributions. Nonstandardized Return may be quoted for the same or different periods as those for which standardized return is quoted. Nonstandardized Return may consist of a cumulative percentage rate of return, actual year-by-year rates or any combination thereof.

The "yield" of the Fund is computed by dividing the net investment income per share earned during a thirty-day (or one month) period stated in the advertisement by the maximum offering price per share on the last day of the period (using the average number of shares entitled to receive dividends). The yield formula assumes that net investment income is earned and reinvested at a constant rate and annualized at the end of a six-month period. For the purpose of determining net investment income, the calculation includes among expenses of the Fund all recurring fees that are charged to all shareholder accounts and any nonrecurring charges for the period stated. The "tax-equivalent yield" of the Fund is computed by using the tax-exempt yield figure and dividing by one minus the tax rate.

APPENDIX A
===============================================================================
DESCRIPTION OF MUNICIPAL OBLIGATIONS
Municipal Obligations include bonds, notes and commercial paper issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies or instrumentalities, the interest on which is exempt from federal income taxes (without regard to whether the interest thereon is also exempt from the personal income taxes of any state). Municipal Obligation bonds are issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. Other public purposes for which Municipal Obligation bonds may be issued include refunding outstanding obligations, obtaining funds for general operating expenses, and obtaining funds to loan to other public institutions and facilities. In addition, certain types of industrial development bonds are issued by or on behalf of public authorities to obtain funds to provide privately-operated housing facilities, airport, mass transit or port facilities, sewage disposal, solid waste disposal or hazardous waste treatment or disposal facilities and certain local facilities for water supply, gas or electricity. Such obligations are included within the term Municipal Obligations if the interest paid thereon qualifies as exempt from federal income tax. Other types of industrial development bonds, the proceeds of which are used for the construction, equipment, repair or improvement of privately operated industrial or commercial facilities, may constitute Municipal Obligations, although the current federal tax laws place substantial limitations on the size of such issues.

The two principal classifications of Municipal Obligation bonds are "general obligation" and "revenue" bonds. General obligation bonds are secured by the issuer's pledge of its good faith, credit and taxing power for the payment of principal and interest. The payment of the principal of and interest on such bonds may be dependent upon an appropriation by the issuer's legislative body. The characteristics and enforcement of general obligation bonds vary according to the law applicable to the particular issuer. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Industrial development bonds which are Municipal Obligations are in most cases revenue bonds and do not generally constitute the pledge of the credit of the issuer of such bonds.

Municipal Obligations also include participations in municipal leases. These are undivided interests in a portion of an obligation in the form of a lease or installment purchase which is issued by state and local governments to acquire equipment and facilities. Municipal leases frequently have special risks not normally associated with general obligation or revenue bonds. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt-issuance limitations are deemed to be inapplicable because of the inclusion in many leases or contracts of "non-appropriation" clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. Accordingly, a risk peculiar to these municipal lease obligations is the possibility that a governmental issuer will not appropriate funds for lease payments. Although the obligations will be secured by the leased equipment or facilities, the disposition of the property in the event of non-appropriation or foreclosure might, in some cases, prove difficult. There are, of course, variations in the security of Municipal Obligations, both within a particular classification and between classifications, depending on numerous factors.

Municipal Obligation notes generally are used to provide for short-term capital needs and generally have maturities of one year or less. Municipal Obligation notes include:

1. TAX ANTICIPATION NOTES. Tax Anticipation Notes are issued to finance working capital needs of municipalities. Generally, they are issued in anticipation of various tax revenues, such as income, sales, use and business taxes, and are payable from these specific future taxes.

2. REVENUE ANTICIPATION NOTES. Revenue Anticipation Notes are issued in expectation of receipt of other kinds of revenue, such as federal revenues available under Federal Revenue Sharing Programs.

3. BOND ANTICIPATION NOTES. Bond Anticipation Notes are issued to provide interim financing until long-term bond financing can be arranged. In most cases, the long-term bonds then provide the money for the repayment of the Notes.

Issues of commercial paper typically represent short-term, unsecured, negotiable promissory notes. These obligations are issued by agencies of state and local governments to finance seasonal working capital needs of municipalities or to provide interim construction financing and are paid from general revenues of municipalities or are refinanced with long-term debt. In most cases, Municipal Obligation commercial paper is backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or other institutions.

The yields on Municipal Obligations are dependent on a variety of factors, including general market conditions, supply and demand and general conditions of the Municipal Obligation market, size of a particular offering, the maturity of the obligation and rating (if any) of the issue.

DESCRIPTION OF MUNICIPAL BOND RATINGS. The ratings of the nationally recognized statistical rating organizations (Moody's Investors Service, Inc., Standard & Poor's Ratings Group, Fitch Investors Service and Duff & Phelps) represent each firm's opinion as to the quality of various Municipal Obligations. It should be emphasized, however, that ratings are not absolute standards of quality. Consequently, Municipal Obligations with the same maturity, coupon and rating may have different yields while Municipal Obligations of the same maturity and coupon with different ratings may have the same yield. The descriptions offered by each individual rating firm may differ slightly, but the following offers a description by Moody's Investors Service, Inc. of each rating category:

Aaa OR AAA: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa OR AA: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

APPENDIX B
===============================================================================
FACTORS AFFECTING ALABAMA MUNICIPAL OBLIGATIONS
The following information regarding certain economic, financial and legal matters pertaining to Alabama is drawn primarily from official statements relating to securities offerings of Alabama and other publicly available documents, dated as of various dates prior to the date of this Prospectus, and do not purport to be complete descriptions. Data regarding the financial condition of Alabama state government may not be relevant to Municipal Obligations issued by political subdivisions of Alabama. Moreover, the general economic conditions discussed may or may not affect issuers of the obligations.

Real Gross State Product (RGSP) is a comprehensive measure of economic performance for the State of Alabama. Alabama's RGSP is defined as the total value of all final goods and services produced in the State in constant dollar terms.

RGSP has grown at a slightly higher rate than the United States' Gross Domestic Product (GDP) for several years. This trend continued in 1996 with the RGSP of approximately 2.3%. In 1997, however, RGSP is expected to grow 1.9%, lower than the expected GDP growth rate of 2.1%. The recent strength of Alabama's RGSP has been derived primarily from the trade and services sectors.

The Alabama economy created almost 27,000 new jobs in 1996, with the trade and services sectors contributing almost 57% of these. In contrast, the manufacturing sector lost approximately 5,000 jobs with all of the losses occurring in non-durable goods production.
Job growth in Alabama is consistent with national trends.

In 1996, the service and trade sectors of Alabama's economy employed approximately 883,000 people and accounted for 32% of the State's total output. Alabama's manufacturing sector employs approximately 386,400 people and accounts for 23% of the State's total output.

In recent years, the importance of service industries to the State's economy has increased significantly. The major service industries in the State are the general health care industries, most notably represented by the University of Alabama medical complex in Birmingham, and the high technology research and development industries concentrated in the Huntsville area. The financial, insurance and real estate sectors have also shown strong growth over the last several years.

Among the leading manufacturing industries have been pulp and paper and chemicals, the development and growth of which have been made possible by abundant rainfall. In recent years Alabama has ranked as the fifth largest producer of timber in the nation. The State's growing chemical industry has been the natural complement of production of wood pulp and paper.

Coal mining; oil and gas production; textiles and apparel; rubber and plastics; printing and publishing; and steel are also important to Alabama's economy.

The continued movement toward diversification of Alabama's manufacturing base and the enlargement and diversification of the transportation, communication, and service industries in the State are expected to lead to increased economic stability.

                         THE ALABAMA TAX FREE BOND FUND

                                                 Send completed application to:
                                                 THE ALABAMA TAX FREE BOND FUND
                                                           Shareholder Services
FUND SHARES APPLICATION                                           P.O. Box 5354
(Please type or print clearly)                        Cincinnati, OH 45201-5354

===============================================================================
ACCOUNT REGISTRATION


o INDIVIDUAL___________________________________________________________________
            (First Name) (Middle Initial)  (Last Name)    (Birthdate)    (SS#)


o JOINT*    ___________________________________________________________________
            (First Name) (Middle Initial)  (Last Name)    (Birthdate)    (SS#)

*Joint accounts will be registered joint tenants with the right of survivorship unless otherwise indicated.


o UGMA/UTMA  __________________________________ under the_______ Uniform Gifts/
            (First Name)(Middle Initial) (Last Name)  (State)    Transfers to
                                                                 Minors Act

             ______________________________________________________as Custodian
            (First Name)        (Middle Name)        (Last Name)


             __________________________________________________________________
                         (Birthdate of Minor)         (SS # of Minor)

o For Corporations, Partnerships and Trusts

             __________________________________________________________________
             Name of Corporation or Partnership. If a Trust, include the name(s) of Trustees in which account will be registered, and the date of the Trust instrument.


             __________________________________________________________________
                        (Taxpayer Identification Number)

===============================================================================

ADDRESS

Street or P.O. Box_____________________________________________________________

City____________________________________State____________Zip___________________

Telephone_____________________U.S. Citizen___Resident Alien__Non Resident (Country of Residence)______

===============================================================================

DUPLICATE CONFIRMATION ADDRESS (if desired)

Name___________________________________________________________________________

Street or P.O. Box_____________________________________________________________

City____________________________________State____________Zip___________________


===============================================================================

INITIAL INVESTMENT (Minimum initial investment:  $5,000)

o Enclosed is a check payable to THE ALABAMA TAX FREE BOND FUND for $________________________________________

o  Funds were wired to Star Bank on____________________________________in the
amount of $_____________________

By Mail: You may purchase shares by mail by completing and signing this application. Please mail with your check to the address above.

By Wire:You may purchase shares by wire. PRIOR TO SENDING THE WIRE, PLEASE CONTACT THE FUND AT 1-800-443-4249 SO THAT YOUR WIRE TRANSFER IS PROPERLY CREDITED TO YOUR ACCOUNT. Please forward your completed application by mail immediately thereafter to the Fund. The wire should be routed as follows:

             STAR BANK, N.A.
             CINTI/TRUST
             ABA #042000013
             FOR CREDIT WILLIAMSBURG INVESTMENT TRUST #485777056
             FOR THE ALABAMA TAX FREE BOND FUND
             FOR (SHAREHOLDER NAME AND SOCIAL SECURITY OR TAXPAYER ID NUMBER)

===============================================================================

DIVIDEND AND DISTRIBUTION INSTRUCTIONS

o  Reinvest all dividends and capital gains distributions

o  Reinvest all capital gain distributions; dividends to be paid in cash

o  Pay all dividends and capital gain distributions in cash

   o  By Check    o By ACH to my bank checking or savings account.
                    PLEASE ATTACH A VOIDED CHECK.

SIGNATURE AUTHORIZATION - FOR USE BY CORPORATIONS, TRUSTS, PARTNERSHIPS AND OTHER INSTITUTIONS
===============================================================================
Please retain a copy of this document for your files. Any modification of the information contained in this section will require an Amendment to this Application Form.

o  New Application   o  Amendment to previous Application dated______
Account No.______________________________

Name of Registered Owner_______________________________________________________

The following named person(s) are currently authorized signatories of the Registered Owner. Any of them is/are authorized under the applicable governing document to act with full power to sell, assign or transfer securities of THE ALABAMA TAX FREE BOND FUND for the Registered Owner and to execute and deliver any instrument necessary to effectuate the authority hereby conferred:

         Name                       Title                     Signature

_________________________     ____________________     ________________________

_________________________     ____________________     ________________________

_________________________     ____________________     ________________________

THE ALABAMA TAX FREE BOND FUND, or any agent of the Fund may, without inquiry, rely upon the instruction of any person(s) purporting to be an authorized person named above, or in any Amendment received by the Fund or their agent. The Fund and its Agent shall not be liable for any claims, expenses or losses resulting from having acted upon any instruction reasonably believed to be genuine.



===============================================================================
                              SPECIAL INSTRUCTIONS
REDEMPTION INSTRUCTIONS
Please honor any redemption instruction received via telegraphic or facsimile believed to be authentic.

o  Please mail redemption proceeds to the name and address of record

o Please wire redemptions to the commercial bank account indicated below (subject to a minimum wire transfer of $5,000)

SYSTEMATIC WITHDRAWAL
Please redeem sufficient shares from this account at the then net asset value, in accordance with the instructions below: (subject to a minimum $100 per distribution)

Dollar amount of each withdrawal $___________________ beginning the last business day of______________________

Withdrawals to be made:  o  Monthly   o  Quarterly

o  Please DEPOSIT DIRECTLY the proceeds to the bank account below

o  Please mail redemption proceeds to the name and address of record

AUTOMATIC INVESTMENT
Please purchase shares of THE ALABAMA TAX FREE BOND FUND by withdrawing from the commercial bank account below, per the instructions below:

Amount $____________(minimum $100)     Please make my acutomatic investment on:

_____________________________           o the last business day of each month
         (Name of Bank)                 o the 15th day of each month
is hereby authorized to charge to       o both the 15th and last business day
my account the bank draft amount
here indicated. I understand the
payment of this draft is subject to
all provisions of the contract as
stated on my bank account
signature card.

_______________________________________________________________________________
  (Signature as your name appears on the bank account to be drafted)


Name as it appears on the account______________________________________________

Commercial bank account #______________________________________________________

ABA Routing #__________________________________________________________________


City, State and Zip in which bank is located___________________________________

For AUTOMATIC INVESTMENT or SYSTEMATIC WITHDRAWAL please attach a voided check from the above account.

===============================================================================

SIGNATURE AND TIN CERTIFICATION
I/We certify that I have full right and power, and legal capacity to purchase shares of the Fund and affirm that I have received a current prospectus and understand the investment objectives and policies stated therein. The investor hereby ratifies any instructions given pursuant to this Application and for himself and his successors and assigns does hereby release Countrywide Fund Services, Inc., Williamsburg Investment Trust, T. Leavell & Associates, Inc., and their respective officers, employees, agents and affiliates from any and all liability in the performance of the acts instructed herein provided that such entities have exercised due care to determine that the instructions are genuine. I certify under the penalties of perjury that (1) the Social Security Number or Tax Identification Number shown is correct and (2) I am not subject to backup withholding. The certifications in this paragraph are required from all non-exempt persons to prevent backup withholding of 31% of all taxable distributions and gross redemption proceeds under the federal income tax law. The Internal Revenue Service does not require your consent to any provision of this document other than the certifications required to avoid backup withholding. (Check here if you are subject to backup withholding) q.


_________________________________      ________________________________________
APPLICANT                    DATE      JOINT APPLICANT                     DATE

_________________________________      ________________________________________
OTHER AUTHORIZED SIGNATORY   DATE      OTHER AUTHORIZED SIGNATORY          DATE

                                 THE GOVERNMENT
                               STREET EQUITY FUND

                                 A No-Load Fund

















                               Investment Advisor
                            T. Leavell & Associates,
                                      Inc.
                                  Founded 1979

THE GOVERNMENT STREET EQUITY FUND

Investment Advisor
T. Leavell & Associates, Inc.
150 Government Street
Post Office Box 1307
Mobile, Alabama 36633


Administrator
Countrywide Fund Services, Inc.
312 Walnut Street
P.O. Box 5354
Cincinnati, Ohio 45201-5354
1-800-443-4249


Custodian
Star Bank, N.A.
425 Walnut Street
Cincinnati, Ohio 45202

Independent Auditors
Tait, Weller & Baker
Two Penn Center Plaza
Philadelphia, Pennsylvania 19102

Legal Counsel
Sullivan & Worcester, LLP
One Post Office Square
Boston, Massachusetts 02109

Board of Trustees
Richard Mitchell, President
Austin Brockenbrough, III
John T. Bruce
Charles M. Caravati, Jr.
J. Finley Lee, Jr.
Richard L. Morrill
Harris V. Morrissette
Fred T. Tattersall
Erwin H. Will, Jr.
Samuel B. Witt, III

Portfolio Manager
Thomas W. Leavell

No person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, in connection with the offering contained in this Prospectus, and if given or made, such information or representations must not be relied upon as being authorized by the Fund. This Prospectus does not constitute an offer by the Fund to sell shares in any State to any person to whom it is unlawful for the Fund to make such offer in such State.

                                                                     PROSPECTUS
                                                                 August 1, 1997
                              THE GOVERNMENT STREET
                                   EQUITY FUND
                                 A No-Load Fund
===============================================================================
The investment objective of THE GOVERNMENT STREET EQUITY FUND is to seek capital appreciation through investments in common stocks. To achieve the Fund's objective, the Fund will be governed by an investment philosophy which focuses on the management of portfolio risk. To the extent practicable, the Fund generally will remain fully invested in equities. Current income will be of secondary importance.


                               INVESTMENT ADVISOR
                          T. Leavell & Associates, Inc.
                                 Mobile, Alabama

The Government Street Equity Fund (the "Fund") is a NO-LOAD, diversified, open-end series of the Williamsburg Investment Trust, a registered management investment company. This Prospectus provides you with the basic information you should know before investing in the Fund. You should read it and keep it for future reference. While there is no assurance that the Fund will achieve its investment objective, it endeavors to do so by following the investment policies described in this Prospectus.

A Statement of Additional Information, dated August 1, 1997, containing additional information about the Fund, has been filed with the Securities and Exchange Commission and is incorporated by reference in this Prospectus in its entirety. The Fund's address is P.O. Box 5354, Cincinnati, Ohio 45201-5354, and its telephone number is 1-800-443-4249. A copy of the Statement of Additional Information may be obtained at no charge by calling or writing the Fund.

                                TABLE OF CONTENTS
===============================================================================
Prospectus Summary.....................................................   2
Synopsis of Costs and Expenses.........................................   3
Financial Highlights...................................................   4
Investment Objective, Investment Policies and Risk Considerations......   5
How to Purchase Shares.................................................   8
How to Redeem Shares...................................................  10
How Net Asset Value is Determined......................................  11
Management of the Fund.................................................  12
Dividends, Distributions, Taxes and Other Information..................  14
Application............................................................  17

-------------------------------------------------------------------------------
THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

-------------------------------------------------------------------------------

PROSPECTUS SUMMARY
===============================================================================
THE FUND. The Government Street Equity Fund (the "Fund") is a No-Load, diversified, open-end series of the Williamsburg Investment Trust, a registered management investment company commonly known as a "mutual fund." The Fund's investment objective is to seek capital appreciation through the compounding of dividends and of capital gains, both realized and unrealized. Current income will be of secondary importance. While there is no assurance that the Fund will achieve its investment objective, it endeavors to do so by following the investment policies described in this Prospectus.

INVESTMENT APPROACH. In seeking to achieve the Fund's investment objective, the Fund will be governed by an investment philosophy which focuses on the management of portfolio risk. The Advisor does not engage in "market timing" as related to the wholesale movement of Fund assets into and out of the stock market. To the extent practicable, the Fund generally will remain fully invested in common stocks. (See "Investment Objective, Investment Policies and Risk Considerations.")


INVESTMENT ADVISOR. T. Leavell & Associates, Inc. (the "Advisor") serves as investment advisor to the Fund. For its services, the Advisor receives compensation of 0.60% of the average daily net assets of the Fund. The fees are reduced when the assets of the Fund exceed $100 million. (See "Management of the Fund.") The Advisor currently serves as investment advisor to approximately $385 million in assets, of which approximately $175 million are equities and $210 million are fixed income securities. The Advisor currently serves as investment advisor to two additional mutual funds, the subjects of separate prospectuses.


PURCHASE OF SHARES. Shares are offered "No Load," which means they may be purchased directly from the Fund without the imposition of any sales or 12b-1 charges. The minimum initial purchase for the Fund is $5,000 ($1,000 for IRA or Keogh accounts). Subsequent investments must be $500 or more. Shares may be purchased by individuals or organizations and may be appropriate for use in Tax Sheltered Retirement Plans and Systematic Withdrawal Plans. (See "How to Purchase Shares.")

REDEMPTION OF SHARES. There is currently no charge for redemptions. Shares may be redeemed at any time in which the Fund is open for business at the net asset value next determined after receipt of a redemption request by the Fund. (See "How to Redeem Shares.")

DIVIDENDS AND DISTRIBUTIONS. Net investment income of the Fund is distributed quarterly. Net capital gains, if any, are distributed annually. Shareholders may elect to receive dividends and capital gain distributions in cash or the dividends and capital gain distributions may be reinvested in additional Fund shares. (See "Dividends, Distributions, Taxes and Other Information.")


MANAGEMENT. The Fund is a series of the Williamsburg Investment Trust (the "Trust"), the Board of Trustees of which is responsible for overall management of the Trust and the Fund. The Trust has employed Countrywide Fund Services, Inc. (the "Administrator") to provide administration, accounting and transfer agent services. (See "Management of the Fund.")

SYNOPSIS OF COSTS AND EXPENSES
===============================================================================
SHAREHOLDER TRANSACTION EXPENSES: ....................................     None

ANNUAL FUND OPERATING EXPENSES:
   (As a percentage of average daily net assets)
   Investment Advisory Fees...........................................    0.60%
   Administrator's Fees...............................................    0.19%
   Other Expenses....................................................     0.10%
                                                                      ---------
Total Fund Operating Expenses........................................     0.89%
                                                                      ---------

EXAMPLE: You would pay the following expenses on a $1,000 investment, whether or not you redeem at the end of the period, assuming 5% annual return:

        1 YEAR            3 YEARS           5 YEARS         10 YEARS
--------------------------------------------------------------------
          $9                $28               $49             $110

The purpose of the foregoing table is to assist investors in the Fund in understanding the various costs and expenses that they will bear directly or indirectly. See "Management of the Fund" for more information about the fees and costs of operating the Fund. The Annual Fund Operating Expenses shown above are based upon actual operating history for the fiscal year ended March 31, 1997. THE EXAMPLE SHOWN SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES IN THE FUTURE MAY BE GREATER OR LESS THAN THOSE SHOWN.

FINANCIAL HIGHLIGHTS
===============================================================================
The following audited financial information has been audited by Tait, Weller & Baker, independent accountants, whose report covering the fiscal year ended March 31, 1997 is contained in the Statement of Additional Information. This information should be read in conjunction with the Fund's latest audited annual financial statements and notes thereto, which are also contained in the Statement of Additional Information, a copy of which may be obtained at no charge by calling the Fund.

                           SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                                                      JUNE 3,
                                             YEARS ENDED MARCH 31,                                  1991(A) TO
                                                                                                     MARCH 31,
                                               1997       1996       1995        1994      1993        1992
---------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period.....  $  29.41   $  23.87   $  22.69   $  23.06    $ 21.37    $ 20.00
                                            ---------- ----------  ---------  ---------  ---------  ----------
Income from investment operations:
   Net investment income...................      0.37       0.40       0.38       0.30       0.34       0.28
   Net realized and unrealized
     gains (losses) on investments.........      4.50       5.75       1.19     ( 0.37 )     1.71       1.35
                                            ---------- ----------  ---------  ---------  ---------  ----------

Total from investment operations...........      4.87       6.15       1.57     ( 0.07 )     2.05       1.63
                                            ---------- ----------  ---------  ---------  ---------  ----------

Less distributions:
   Dividends from net investment income....    ( 0.36)    ( 0.40)    ( 0.39 )   ( 0.30 )   ( 0.36 )   ( 0.26)

   Distributions from net realized gains...    ( 1.33)    ( 0.21)        --         --         --         --
                                            ---------- ----------  ---------  ---------  ---------  ----------

Total distributions........................    ( 1.69)    ( 0.61)    ( 0.39 )   ( 0.30 )   ( 0.36 )   ( 0.26)
                                            ---------- ----------  ---------  ---------  ---------  ----------

Net asset value at end of period...........  $  32.59   $  29.41   $  23.87   $  22.69    $ 23.06    $ 21.37
                                            ========== ==========  =========  =========  =========  ==========

Total return...............................    16.94%     25.96%      7.02%    ( 0.31% )    9.66%      9.99%(c)
                                            ========== ==========  =========  =========  =========  ==========

Net assets at end of period (000's)........  $ 49,629   $ 41,421   $ 31,473   $ 27,101    $21,735    $14,971
                                            ========== ==========  =========  =========  =========  ==========

Ratio of expenses to average net assets(b)      0.89%      0.94%      0.91%      1.00%      1.00%      1.00%   (c)

Ratio of net investment income
   to average net assets...................     1.17%      1.50%      1.71%      1.33%      1.55%      1.88%(c)

Portfolio turnover rate....................       20%        31%        55%        63%        59%        20%

Average commission rate per share..........  $ 0.0410         --         --         --         --         --


(a)Commencement of operations.

(b)In an effort to reduce the total operating expenses of the Fund, a portion of the Fund's administrative and custodian fees for periods ended prior to March 31, 1996 were paid through an arrangement with a third-party broker-dealer who was compensated through commission trades. Payment of the fees was based on a percentage of commissions earned. Absent expenses reimbursed through the directed brokerage arrangement, the ratios of expenses to average net assets would have been 1.00%, 1.16%, 1.20% and 1.18%(c) for the periods ended March 31, 1995, 1994, 1993 and 1992, respectively.

(c)Annualized.

Further information about the performance of the Fund is contained in the Annual Report, a copy of which can be obtained at no charge by calling the Fund.

INVESTMENT OBJECTIVE, INVESTMENT POLICIES AND RISK CONSIDERATIONS
===============================================================================
The investment objective of the Fund is capital appreciation through the compounding of dividends and of capital gains, both realized and unrealized. The Fund will seek to attain its objective by investing in common stocks. Current income will be of secondary importance. Any investment involves risk, and there can be no assurance that the Fund will achieve its investment objective. The investment objective of the Fund may not be altered without the prior approval of a majority (as defined by the Investment Company Act of 1940) of the Fund's shares.

The Fund is governed by an investment philosophy that focuses on the management of risk in the portfolio. The Advisor's approach is quantitative, highly consistent, and systematic. It is further supported by the fundamental statistical relationships between individual stocks. This approach seeks to reduce risk (the variability of returns) in the portfolio while increasing compounded returns.


The portfolio consists primarily of the common stocks of medium to large capitalization companies which are broadly diversified among economic sectors and industries.

The Advisor does not engage in "market timing" as related to the significant movement of Fund assets into and out of the stock market. To the extent practicable, the Fund generally will remain fully invested in common stocks.

The Fund's portfolio will be comprised of common stocks traded on the New York Stock Exchange, American Stock Exchange or on the over-the-counter market. Foreign securities, if held, will be held in the form of American Depository Receipts ("ADRs"). ADRs are foreign securities denominated in U.S. Dollars and traded on U.S. securities markets. The Fund will invest only in sponsored ADRs on foreign equities.

The process of selecting common stocks for the Fund combines quantitative analysis of securities with more basic fundamental analysis to construct an efficiently diversified portfolio.

The selection process begins with a stock list of approximately 550 common stocks. This list is the S&P 500 plus "special consideration" stocks. The stocks on this list are screened monthly for fundamental strength based on balance sheet quality and financial ratios (including but not limited to debt/equity, return on equity, return on assets and net worth). The net result is a stock universe of approximately 350 stocks.

Stocks in the universe are then characterized by their diversification characteristics. Stocks are grouped into either "growth" or "value" stocks (depending upon their respective price/book values). Each group ("growth" and "value") is then sorted into capitalization sectors (small, medium or large) using the capitalization sector weightings of the S&P 500 as benchmarks. These six sectors are the basis for the diversification that is inherent in the portfolio.

To ensure broad diversification, a target representation for each sector is established. There is equal representation of "growth" and "value" stocks. The capitalization distribution is based on the sector weightings of the S&P 500.

An optimization program is then employed to suggest the most efficient combination of stocks in terms of risk and return. The optimization program is based upon the expected return of each stock, the historical variability of each stock and the statistical relationships between all stock pairs in the universe. The optimization process is subject to constraints that limit the amount of exposure of any one stock (to no more than approximately 4% of the portfolio). The result of the optimization is a portfolio that is broadly diversified and represents the most efficient combination of stocks from the universe.

The performance of the Fund and of its individual securities is monitored on an ongoing basis. To maintain the quality and diversification that is desired, the portfolio is continuously evaluated, and it is re-balanced periodically.

FACTORS TO CONSIDER. The Fund is not intended to be a complete investment program and there can be no assurance that the Fund will achieve its investment objective. To the extent that the major portion of the Fund's portfolio is invested in equity securities, it may be expected that its net asset value will be subject to greater fluctuation than a portfolio containing mostly fixed income securities. The Fund may borrow using its assets as collateral, but only under certain limited conditions. Borrowing, if done, would tend to exaggerate the effects of market fluctuations on the Fund's net asset value until repaid. (See "Borrowing.")

MONEY MARKET INSTRUMENTS. Money market instruments may be purchased for temporary defensive purposes when the Advisor believes the prospect for capital appreciation in the equity securities markets is not attractive. Money market instruments will typically represent a portion of the Fund's portfolio, as funds awaiting investment, to accumulate cash for anticipated purchases of portfolio securities and to provide for shareholder redemptions and operational expenses of the Fund. Money market instruments mature in thirteen months or less from the date of purchase and may include U.S. Government Securities and corporate debt securities (including those subject to repurchase agreements), bankers' acceptances and certificates of deposit of domestic branches of U.S. banks, and commercial paper (including variable amount demand master notes). At the time of purchase, money market instruments will have a short-term rating in the highest category from any nationally recognized statistical rating organization ("NRSRO") or, if not rated, issued by a corporation having an outstanding unsecured debt issue rated in the three highest categories of any NRSRO or, if not so rated, of equivalent quality in the Advisor's opinion. See the Statement of Additional Information for a further description of money market instruments.

UNSEASONED ISSUERS. The Fund may invest in the securities of unseasoned issuers, that is, companies having an operating history of less than three years (including predecessors and, in the case of fixed income securities, guarantors). The management of such companies frequently does not have substantial business experience. Furthermore, they may be competing with other companies who are well established, more experienced and better financed. Because of these and other risks, described in the Statement of Additional Information, investment in unseasoned issuers is restricted by the Fund to no more than 5% of its net assets.

FOREIGN SECURITIES. Foreign securities investment presents special considerations not typically associated with investments in domestic securities. Foreign taxes may reduce income. Currency exchange rates and regulations may cause fluctuations in the value of foreign securities. Foreign securities are subject to different regulatory environments than in the United States and, compared to the United States, there may be a lack of uniform accounting, auditing and financial reporting standards, less volume and liquidity and more volatility, less public information, and less regulation of foreign issuers. Countries have been known to expropriate or nationalize assets, and foreign investments may be subject to political, financial or social instability or adverse diplomatic developments. There may be difficulties in obtaining service of process on foreign issuers and difficulties in enforcing judgments with respect to claims under the U.S. securities laws against such issuers. Favorable or unfavorable differences between U.S. and foreign economies could affect foreign securities values. The U.S. Government has, in the past, discouraged certain foreign investments by U.S. investors through taxation or other restrictions and it is possible that such restrictions could be imposed again. Because of the inherent risk of foreign securities over domestic issues, the Fund has adopted a policy limiting foreign investments to those traded domestically as American Depository Receipts (ADRs).

BORROWING. The Fund may borrow, temporarily, up to 5% of its total assets for extraordinary purposes and may increase the limit to 33.3% of its total assets to meet redemption requests which might otherwise require untimely disposition of portfolio holdings. To the extent the Fund borrows for these purposes, the effects of market price fluctuations on portfolio net asset value will be exaggerated. If, while such borrowing is in effect, the value of the Fund's assets declines, the Fund would be forced to liquidate portfolio securities when it is disadvantageous to do so. The Fund would incur interest and other transaction costs in connection with such borrowing. The Fund will not make any additional investments while its outstanding borrowings exceed 5% of the current value of its total assets.


PORTFOLIO TURNOVER. By utilizing the approach to investing described herein, annual portfolio turnover is expected to average approximately 50% and will generally not exceed 100%. Market conditions may dictate, however, a higher rate of turnover in a particular year. The degree of portfolio activity affects the brokerage costs of the Fund and may have an impact on the amount of taxable distributions to shareholders. The portfolio turnover of the Fund for the fiscal year ended March 31, 1997 was 20%.


REPURCHASE AGREEMENTS. The Fund may acquire U.S. Government Securities or other high-grade debt securities subject to repurchase agreements. A repurchase agreement transaction occurs when the Fund acquires a security and simultaneously resells it to the vendor (normally a member bank of the Federal Reserve or a registered Government Securities dealer) for delivery on an agreed upon future date. The repurchase price exceeds the purchase price by an amount which reflects an agreed upon market interest rate earned by the Fund effective for the period of time during which the repurchase agreement is in effect. Delivery pursuant to the resale typically will occur within one to five days of the purchase. For purposes of the Investment Company Act of 1940 (the "1940 Act"), a repurchase agreement is considered to be a loan collateralized by the securities subject to the repurchase agreement. The Fund will not enter into a repurchase agreement which will cause more than 10% of its assets to be invested in repurchase agreements which extend beyond seven days and other illiquid securities.

INVESTMENT LIMITATIONS. For the purpose of limiting the Fund's exposure to risk, the Fund has adopted certain limitations which, together with its investment objective, are considered fundamental policies which may not be changed without shareholder approval. The Fund will not: (1) issue senior securities, borrow money or pledge its assets, except that it may borrow from banks as a temporary measure (a) for extraordinary or emergency purposes, in amounts not exceeding 5% of the Fund's total assets or, (b) in order to meet redemption requests which might otherwise require untimely disposition of portfolio securities if, immediately after such borrowing, the value of the Fund's assets, including all borrowings then outstanding, less its liabilities (excluding all borrowings), is equal to at least 300% of the aggregate amount of borrowings then outstanding, and may pledge its assets to secure all such borrowings; (2) make loans of money or securities, except that the Fund may invest in repurchase agreements (but repurchase agreements having a maturity of longer than seven days, together with other securities which are not readily marketable, are limited to 10% of the Fund's net assets); (3) acquire foreign securities, except that the Fund may acquire foreign securities sold as American Depository Receipts without limit;
(4) write, acquire or sell puts, calls or combinations thereof, or purchase or sell commodities, commodities contracts, futures contracts or related options;
(5) invest more than 5% of its total assets in the securities of any one issuer nor hold more than 10% of the voting stock of any one issuer; and (6) invest in restricted securities. Other fundamental investment limitations are listed in the Statement of Additional Information.

HOW TO PURCHASE SHARES
===============================================================================
There are NO SALES COMMISSIONS CHARGED TO INVESTORS. Assistance in opening accounts may be obtained from the Administrator by calling 1-800-443-4249, or by writing to the Fund at the address shown below for regular mail orders. Assistance is also available through any broker-dealer authorized to sell shares of the Fund. Such broker-dealer may charge you a fee for its services. Payment for shares purchased may be made through your account at the broker-dealer processing your application and order to purchase. Your investment will purchase shares at the Fund's net asset value next determined after your order is received by the Fund in proper order as indicated herein. The minimum initial investment in the Fund, unless stated otherwise herein, is $5,000. The minimum for an Individual Retirement Account ("IRA") or self-employed retirement plan ("Keogh Plan") is $1,000. The Fund may, in the Advisor's sole discretion, accept certain accounts with less than the stated minimum initial investment.

Payment must be made by check or money order drawn on a U.S. bank and payable in U.S. dollars. All orders received by the Administrator, whether by mail, bank wire or facsimile order from a qualified broker-dealer, prior to 4:00 p.m. Eastern time will purchase shares at the net asset value determined on that business day. If your order is not received by 4:00 p.m. Eastern time, your order will purchase shares at the net asset value determined on the next business day. (See "How Net Asset Value is Determined.")

Due to Internal Revenue Service ("IRS") regulations, applications without social security or tax identification numbers will not be accepted. If, however, you have already applied for a social security or tax identification number at the time of completing your account application, the application should so indicate. The Fund is required to, and will, withhold taxes on all distributions and redemption proceeds if the number is not delivered to the Fund within 60 days.

Investors should be aware that the Fund's account application contains provisions in favor of the Fund, the Administrator and certain of their affiliates, excluding such entities from certain liabilities (including, among others, losses resulting from unauthorized shareholder transactions) relating to the various services made available to investors.

Should an order to purchase shares be cancelled because your check does not clear, you will be responsible for any resulting losses or fees incurred by the Fund or the Administrator in the transaction.

REGULAR MAIL ORDERS. Please complete and sign the Account Application form accompanying this Prospectus and send it with your check, made payable to The Government Street Equity Fund, and mail it to:

         THE GOVERNMENT STREET EQUITY FUND
         C/O SHAREHOLDER SERVICES
         P.O. BOX 5354
         CINCINNATI, OHIO 45201-5354

BANK WIRE ORDERS. Investments can be made directly by bank wire. To establish a new account or add to an existing account by wire, please call the Fund, at 1-800-443-4249, before wiring funds, to advise the Fund of the investment, the dollar amount and the account registration. This will ensure prompt and accurate handling of your investment. Please have your bank use the following wiring instructions to purchase by wire:

         STAR BANK, N. A.
         CINTI/TRUST
         ABA# 042000013
         FOR WILLIAMSBURG INVESTMENT TRUST #485777056
         FOR THE GOVERNMENT STREET EQUITY FUND
         (SHAREHOLDER NAME AND ACCOUNT NUMBER OR TAX IDENTIFICATION NUMBER)

It is important that the wire contain all the information and that the Fund receive prior telephone notification to ensure proper credit. Once your wire is sent you should, as soon as possible thereafter, complete and mail your Account Application to the Fund as described under "Regular Mail Orders," above.

ADDITIONAL INVESTMENTS. You may add to your account by mail or wire (minimum additional investment of $500) at any time by purchasing shares at the then current net asset value as aforementioned. Before making additional investments by bank wire, please call the Fund at 1-800-443-4249 to alert the Fund that your wire is to be sent. Follow the wire instructions above to send your wire. When calling for any reason, please have your account number ready, if known. Mail orders should include, when possible, the "Invest by Mail" stub which is attached to your Fund confirmation statement. Otherwise, be sure to identify your account in your letter.

AUTOMATIC INVESTMENT PLAN. The automatic investment plan enables shareholders to make regular monthly or quarterly investment in shares through automatic charges to their checking account. With shareholder authorization and bank approval, the Administrator will automatically charge the checking account for the amount specified ($100 minimum) which will be automatically invested in shares at the net asset value on or about the 15th day and/or the last business day of the month. The shareholder may change the amount of the investment or discontinue the plan at any time by writing to the Administrator.

EMPLOYEES AND AFFILIATES OF THE FUND. The minimum purchase requirement is not applicable to accounts of Trustees, officers or employees of the Fund or certain parties related thereto. The minimum initial investment for such accounts is $1,000. See the Statement of Additional Information for further details.

STOCK CERTIFICATES. Stock certificates will not be issued for your shares. Evidence of ownership will be given by issuance of periodic account statements which will show the number of shares owned.

HOW TO REDEEM SHARES
===============================================================================
Shares of the Fund may be redeemed on each day that the Fund is open for business by sending a written request to the Fund. The Fund is open for business on each day the New York Stock Exchange (the "Exchange") is open for business. Any redemption may be for more or less than the purchase price of your shares depending on the market value of the Fund's portfolio securities. All redemption orders received in proper form, as indicated herein, by the Administrator prior to 4:00 p.m. Eastern time will redeem shares at the net asset value determined as of that business day's close of trading. Otherwise, your order will redeem shares on the next business day. You may also redeem your shares through a broker-dealer who may charge you a fee for its services.

The Board of Trustees reserves the right to involuntarily redeem any account having an account value of less than $1,000 (due to redemptions or transfers, but not due to market action) upon 60 days' written notice. If the shareholder brings his account value up to $1,000 or more during the notice period, the account will not be redeemed. Redemptions from retirement plans may be subject to tax withholding.

If you are uncertain of the requirements for redemption, please contact the Fund, at 1-800-443-4249, or write to the address shown below.

REGULAR MAIL REDEMPTIONS. Your request should be addressed to The Government Street Equity Fund, P.O. Box 5354, Cincinnati, Ohio 45201-5354. Your request for redemption must include:

1) your letter of instruction or a stock assignment specifying the account number, and the number of shares or dollar amount to be redeemed. This request must be signed by all registered shareholders in the exact names in which they are registered;

2) any required signature guarantees (see "Signature Guarantees"); and

3) other supporting legal documents, if required in the case of estates, trusts, guardianships, custodianships, corporations, partnerships, pension or profit sharing plans, and other organizations.

Your redemption proceeds will be mailed to you within three business days after receipt of your redemption request. However, the Fund may delay forwarding a redemption check for recently purchased shares while it determines whether the purchase payment will be honored. Such delay (which may take up to 15 days) may be reduced or avoided if the purchase is made by certified check, government check or wire transfer. In such cases, the net asset value next determined after receipt of the request for redemption will be used in processing the redemption and your redemption proceeds will be mailed to you upon clearance of your check to purchase shares. The Fund may suspend redemption privileges or postpone the date of payment (i) during any period that the Exchange is closed, or trading on the Exchange is restricted as determined by the Securities and Exchange Commission (the "Commission"), (ii) during any period when an emergency exists as defined by the rules of the Commission as a result of which it is not reasonably practicable for the Fund to dispose of securities owned by it, or to fairly determine the value of its assets, and (iii) for such other periods as the Commission may permit.

You can choose to have redemption proceeds mailed to you at your address of record, your bank, or to any other authorized persons, or you can have the proceeds sent by bank wire to your bank ($5,000 minimum). Shares of the Fund may not be redeemed by wire on days in which your bank is not open for business. Redemption proceeds will only be sent to the bank account or person named in your Account Application currently on file with the Fund. You can change your redemption instructions anytime you wish by filing a letter including your new redemption instructions with the Fund. (See "Signature Guarantees.")

There is currently no charge by the Administrator for wire redemptions. However, the Administrator reserves the right, upon thirty days' written notice, to make reasonable charges for wire redemptions. All charges will be deducted from your account by redemption of shares in your account. Your bank or brokerage firm may also impose a charge for processing the wire. In the event that wire transfer of funds is impossible or impractical, the redemption proceeds will be sent by mail to the designated account.

SIGNATURE GUARANTEES. To protect your account and the Fund from fraud, signature guarantees are required to be sure that you are the person who has authorized a change in registration, or standing instructions, for your account. Signature guarantees are required for (1) change of registration requests, and (2) requests to establish or change redemption services other than through your initial account application. Signature guarantees are acceptable from a member bank of the Federal Reserve System, a savings and loan institution, credit union, registered broker-dealer or a member firm of a U.S. Stock Exchange, and must appear on the written request for redemption, or change of registration.

SYSTEMATIC WITHDRAWAL PLAN. A shareholder who owns shares of the Fund valued at $10,000 or more at the current offering price may establish a Systematic Withdrawal Plan to receive a monthly or quarterly check in a stated amount not less than $100. Each month or quarter as specified, the Fund will automatically redeem sufficient shares from your account to meet the specified withdrawal amount. The shareholder may establish this service whether dividends and distributions are reinvested or paid in cash. Systematic withdrawals may be deposited directly to the shareholder's bank account by completing the applicable section on the Account Application form accompanying this Prospectus, or by writing the Fund. See the Statement of Additional Information for further details.

HOW NET ASSET VALUE IS DETERMINED
===============================================================================
The net asset value of the Fund is determined on each business day that the Exchange is open for trading, as of the close of the Exchange (currently 4:00 p.m., Eastern time). Net asset value per share is determined by dividing the total value of all Fund securities (valued at market value) and other assets, less liabilities, by the total number of shares then outstanding. Net asset value includes interest on fixed income securities, which is accrued daily. See the Statement of Additional Information for further details.

Securities which are traded over-the-counter are priced at the last sale price, if available, otherwise, at the last quoted bid price. Securities traded on a national stock exchange will be valued based upon the closing price on the valuation date on the principal exchange where the security is traded. Common stocks will ordinarily be traded on a national securities exchange, but may also be traded in the over-the-counter market. Securities and other assets for which no quotations are readily available will be valued in good faith at fair value using methods determined by the Board of Trustees.

MANAGEMENT OF THE FUND
===============================================================================
The Fund is a diversified series of the Williamsburg Investment Trust (the "Trust"), an investment company organized as a Massachusetts business trust in July 1988, which was formerly known as The Nottingham Investment Trust. The Board of Trustees has overall responsibility for management of the Fund under the laws of Massachusetts governing the responsibilities of Trustees of business trusts. The Statement of Additional Information identifies the Trustees and officers of the Trust and the Fund and provides information about them.

INVESTMENT ADVISOR. Subject to the authority of the Board of Trustees, T. Leavell & Associates, Inc. (the "Advisor") provides the Fund with a continuous program of supervision of the Fund's assets, including the composition of its portfolio, and furnishes advice and recommendations with respect to investments, investment policies and the purchase and sale of securities, pursuant to an Investment Advisory Agreement with the Trust. The Advisor is also responsible for the selection of broker-dealers through which the Fund executes portfolio transactions, subject to brokerage policies established by the Trustees, and provides certain executive personnel to the Fund.

The Advisor, organized as an Alabama corporation in 1979, is controlled by Thomas W. Leavell, Richard Mitchell, Dorothy G. Gambill, Timothy S. Healey and John R. Miller, Jr. In addition to acting as Advisor to the Fund, the Advisor also provides investment advice to corporations, trusts, pension and profit sharing plans, other business and institutional accounts and individuals. The Advisor also serves as investment advisor to The Government Street Bond Fund and The Alabama Tax Free Bond Fund (two series of the Trust), the subjects of separate prospectuses.

Thomas W. Leavell is primarily responsible for managing the portfolio of the Fund and has acted in this capacity since the Fund's inception. Mr. Leavell has been a principal of the Advisor since the founding of the firm in 1979. Mr. Leavell holds a B.S. degree from Auburn University and an M.B.A. from the University of Kentucky.


Compensation of the Advisor with respect to the Fund, based upon the Fund's average daily net assets, is at the following annual rates: On the first $100 million, 0.60%; on assets over $100 million, 0.50%. For the fiscal year ended March 31, 1997, the Advisor received $275,299 in investment advisory fees from the Fund, which represented 0.60% of the Fund's average daily net assets.


The Advisor's address is 150 Government Street, Post Office Box 1307, Mobile, Alabama 36633.


ADMINISTRATOR. The Fund has retained Countrywide Fund Services, Inc., P.O.
Box 5354, Cincinnati, Ohio 45201, to provide administrative, pricing, accounting, dividend, disbursing, shareholder servicing and transfer agent services. The Administrator is a wholly-owned indirect subsidiary of Countrywide Credit Industries, Inc., a New York Stock Exchange listed company principally engaged in the business of residential mortgage lending.

The Administrator supplies executive, administrative and regulatory services, supervises the preparation of tax returns, and coordinates the preparation of reports to shareholders and reports to and filings with the Securities and Exchange Commission and state securities authorities. In addition, the Administrator calculates daily net asset value per share and maintains such books and records as are necessary to enable it to perform its duties.

The Fund pays the Administrator a fee for these services at the annual rate of 0.20% of the average value of its daily net assets up to $25 million, 0.175% on the next $25 million of such assets and 0.15% of such assets in excess of $50 million; provided, however, that the minimum fee is $2,000 per month. The Administrator also charges the Fund for certain costs involved with the daily valuation of investment securities and is reimbursed for out-of-pocket expenses.

CUSTODIAN. The Custodian of the Fund's assets is Star Bank, N.A. (the "Custodian"). The Custodian's mailing address is 425 Walnut Street, Cincinnati, Ohio 45202. The Advisor, Administrator or interested persons thereof may have banking relationships with the Custodian.


OTHER FUND COSTS. The Fund pays all expenses not assumed by the Advisor, including its fees. Fund expenses include, among others, the fees and expenses, if any, of the Trustees and officers who are not "affiliated persons" of the Advisor, fees of the Fund's Custodian, interest expense, taxes, brokerage fees and commissions, fees and expenses of the Fund's shareholder servicing operations, fees and expenses of qualifying and registering the Fund's shares under federal and state securities laws, expenses of preparing, printing and distributing prospectuses and reports to existing shareholders, auditing and legal expenses, insurance expenses, association dues, and the expense of shareholders' meetings and proxy solicitations. The Fund is also liable for any nonrecurring expenses as may arise such as litigation to which the Fund may be a party. The Fund may be obligated to indemnify the Trustees and officers with respect to such litigation. All expenses of the Fund are accrued daily on the books of the Fund at a rate which, to the best of its belief, is equal to the actual expenses expected to be incurred by the Fund in accordance with generally accepted accounting practices. For the fiscal year ended March 31, 1997, the expense ratio of the Fund was 0.89% of its average daily net assets.


BROKERAGE. The Fund has adopted brokerage policies which allow the Advisor to prefer brokers which provide research or other valuable services to the Advisor and/or the Fund. In all cases, the primary consideration for selection of broker-dealers through which to execute brokerage transactions will be to obtain the most favorable price and execution for the Fund. Research services obtained through the Fund's brokerage transactions may be used by the Advisor for its other clients; conversely, the Fund may benefit from research services obtained through the brokerage transactions of the Advisor's other clients. The Statement of Additional Information contains more information about the management and brokerage practices of the Fund.

DIVIDENDS, DISTRIBUTIONS, TAXES
AND OTHER INFORMATION
===============================================================================
The Statement of Additional Information contains additional information about the federal income tax implications of an investment in the Fund in general and, particularly, with respect to dividends and distributions and other matters. The discussion herein of the federal income tax consequences of an investment in the Fund is not exhaustive on the subject. Consequently, investors should seek qualified tax advice.

The Fund intends to remain qualified as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986 (the "Code") and will distribute all of its net income and realized capital gains to shareholders. Shareholders are liable for taxes on distributions of net income and realized capital gains of the Fund but, of course, shareholders who are not subject to tax on their income will not be required to pay taxes on amounts distributed to them. The Fund intends to declare dividends quarterly, payable in March, June, September and December, on a date selected by the Trustees. In addition, distributions may be made annually in December out of any net short-term or long-term capital gains derived from the sale of securities realized through October 31 of that year. The Fund may make a supplemental distribution of capital gains at the end of its fiscal year. The nature and amount of all dividends and distributions will be identified separately when tax information is distributed by the Fund at the end of each year. The Fund intends to withhold 30% on taxable dividends and any other payments that are subject to such withholding and are made to persons who are neither citizens nor residents of the U.S.

There is no fixed dividend rate, and there can be no assurance as to the payment of any dividends or the realization of any gains. Current practice of the Fund, subject to the discretion of the Board of Trustees, is for declaration and payment of income dividends during the last week of each calendar quarter. All dividends and capital gains distributions are reinvested in additional shares of the Fund unless the shareholder requests in writing to receive dividends and/or capital gains distributions in cash. That request must be received by the Fund prior to the record date to be effective as to the next dividend. Tax consequences to shareholders of dividends and distributions are the same if received in cash or if received in additional shares of the Fund.

TAX STATUS OF THE FUND. If the Fund is qualified as a "regulated investment company" under the Code, it will not be liable for federal income taxes on amounts paid as dividends and distributions. The Code contains a number of complex requirements which an investment company must meet in order to qualify. For a more detailed discussion of the tax status of the Fund, see "Additional Tax Information" in the Statement of Additional Information.


DESCRIPTION OF FUND SHARES AND OTHER MATTERS. The Declaration of Trust of the Williamsburg Investment Trust currently provides for the shares of eleven funds, or series, to be issued. Shares of all eleven series have currently been issued, in addition to the Fund: shares of the FBP Contrarian Equity Fund and the FBP Contrarian Balanced Fund, which are managed by Flippin, Bruce & Porter, Inc. of Lynchburg, Virginia; shares of The Jamestown Balanced Fund, The Jamestown Equity Fund, The Jamestown International Equity Fund and The Jamestown Tax Exempt Virginia Fund, which are managed by Lowe, Brockenbrough & Tattersall, Inc. of Richmond, Virginia; shares of The Jamestown Bond Fund and The Jamestown Short Term Bond Fund, which are managed by Lowe, Brockenbrough & Tattersall Strategic Advisors, Inc. of Richmond, Virginia; and shares of The Government Street Bond Fund and The Alabama Tax Free Bond Fund, which are managed by T. Leavell & Associates, Inc. The Trustees are permitted to create additional series, or funds, at any time.

Shares are freely transferable, have no preemptive or conversion rights and, when issued, are fully paid and non-assessable. Upon liquidation of the Trust or a particular Fund of the Trust, holders of the outstanding shares of the Fund being liquidated shall be entitled to receive, in proportion to the number of shares of the Fund held by them, the excess of that Fund's assets over its liabilities. Each outstanding share is entitled to one vote for each full share and a fractional vote for each fractional share, on all matters which concern the Trust as a whole. On any matter submitted to a vote of shareholders, all shares of the Trust then issued and outstanding and entitled to vote, irrespective of the Fund, shall be voted in the aggregate and not by Fund, except (i) when required by the Investment Company Act of 1940 (the "1940 Act"), shares shall be voted by individual Fund; and (ii) when the matter does not affect any interest of a particular Fund, then only shareholders of the affected Fund or Funds shall be entitled to vote thereon. Examples of matters which affect only a particular Fund could be a proposed change in the fundamental investment objectives or policies of that Fund or a proposed change in the investment advisory agreement for a particular Fund. The shares of the Fund will have noncumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect all of the Trustees if they so choose.

The Declaration of Trust provides that the Trustees may hold office indefinitely, except that: (1) any Trustee may resign or retire; and (2) any Trustee may be removed with or without cause at any time: (a) by a written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (b) by vote of shareholders holding not less than two-thirds of the outstanding shares of the Trust, cast in person or by proxy at a meeting called for that purpose; or (c) by a written declaration signed by shareholders holding not less than two-thirds of the outstanding shares of the Trust and filed with the Trust's custodian. In case a vacancy or an anticipated vacancy shall for any reason exist, the vacancy shall be filled by the affirmative vote of a majority of the remaining Trustees, subject to the provisions of Section 16(a) of the 1940 Act.

Any group of shareholders representing 10% or more of the shares then outstanding may call a meeting for the purpose of removing one or more of the Trustees. If shareholders desire to call a meeting to consider the removal of one or more Trustees, they will be assisted in communicating with other shareholders. See the Statement of Additional Information for more information. Shareholder inquiries may be made in writing, addressed to the Fund at the address shown on the cover.

Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for the obligations of the Trust. The Declaration of Trust, therefore, contains provisions which are intended to mitigate such liability. See the Statement of Additional Information for further information about the Trust and its shares.

CALCULATION OF PERFORMANCE DATA. From time to time the Fund may advertise its total return. The Fund may also advertise yield. Both yield and total return figures are based on historical earnings and are not intended to indicate future performance.

The "total return" of the Fund refers to the average annual compounded rates of return over 1, 5 and 10 year periods that would equate an initial amount invested at the beginning of a stated period to the ending redeemable value of the investment. The calculation of total return assumes the reinvestment of all dividends and distributions, includes all recurring fees that are charged to all shareholder accounts and deducts all nonrecurring charges at the end of each period. If the Fund has been operating less than 1, 5 or 10 years, the time period during which the Fund has been operating is substituted. In addition, the Fund may advertise other total return performance data ("Nonstandardized Return"). Nonstandardized Return shows as a percentage rate of return encompassing all elements of return (i.e., income and capital appreciation or depreciation); it assumes reinvestment of all dividends and capital gain distributions. Nonstandarized Return may be quoted for the same or different periods as those for which standardized return is quoted. Nonstandardized Return may consist of a cumulative rate of return, actual year-by-year rates or any combination thereof.

The "yield" of the Fund is computed by dividing the net investment income per share earned during a thirty-day (or one month) period stated in the advertisement by the maximum offering price per share on the last day of the period (using the average number of shares entitled to receive dividends). The yield formula assumes that net investment income is earned and reinvested at a constant rate and annualized at the end of a six-month period. For the purpose of determining net investment income, the calculation includes among expenses of the Fund all recurring fees that are charged to all shareholder accounts and any nonrecurring charges for the period stated.

                        THE GOVERNMENT STREET EQUITY FUND

                                                 Send completed application to:
                                              THE GOVERNMENT STREET EQUITY FUND
                                                           Shareholder Services
FUND SHARES APPLICATION                                           P.O. Box 5354
(Please type or print clearly)                        Cincinnati, OH 45201-5354

===============================================================================
ACCOUNT REGISTRATION


o INDIVIDUAL __________________________________________________________________
            (First Name) (Middle Initial)  (Last Name)    (Birthdate)     (SS#)


o JOINT*    ___________________________________________________________________
            (First Name) (Middle Initial)  (Last Name)    (Birthdate)     (SS#)

*Joint accounts will be registered joint tenants with the right of survivorship unless otherwise indicated.


o UGMA/UTMA ________________________________ under the_______   Uniform Gifts/
            (First Name)(Middle Initial) (Last Name)  (State)   Transfers to
                                                                Minors Act

            _______________________________________________________as Custodian
            (First Name)         (Middle Name)        (Last Name)

            ___________________________________________________________________
            (Birthdate of Minor)         (SS # of Minor)

o For Corporations, Partnerships, Trusts,
  Retirement Plans and Third Party IRAs

           ___________________________________________________________________
            Name of Corporation or Partnership. If a Trust, include the name(s) of Trustees in which account will be registered, and the date of the Trust instrument.

            ___________________________________________________________________
                        (Taxpayer Identification Number)

===============================================================================

ADDRESS

Street or P.O. Box_____________________________________________________________

City__________________________________________State____________Zip_____________

Telephone___________________________U.S. Citizen___Resident Alien__Non Resident (Country of Residence)______

===============================================================================

DUPLICATE CONFIRMATION ADDRESS (if desired)

Name___________________________________________________________________________

Street or P.O. Box_____________________________________________________________

City___________________________________________State____________Zip____________


===============================================================================

INITIAL INVESTMENT (Minimum initial investment: $5,000; $1,000 minimum for tax qualified account)

o Enclosed is a check payable to THE GOVERNMENT STREET EQUITY FUND for $_____________________________________

o  Funds were wired to Star Bank on____________________________________
   in the amount of $_____________________

By Mail:You may purchase shares by mail by completing and signing this application. Please mail with your check to the address above.

By Wire:You may purchase shares by wire. PRIOR TO SENDING THE WIRE, PLEASE CONTACT THE FUND AT 1-800-443-4249 SO THAT YOUR WIRE TRANSFER IS PROPERLY CREDITED TO YOUR ACCOUNT. Please forward your completed application by mail immediately thereafter to the Fund. The wire should be routed as follows:

            STAR BANK, N.A.
            CINTI/TRUST
            ABA #042000013
            FOR CREDIT WILLIAMSBURG INVESTMENT TRUST #485777056
            FOR THE GOVERNMENT STREET EQUITY FUND
            FOR (SHAREHOLDER NAME AND SOCIAL SECURITY OR TAXPAYER ID NUMBER)

===============================================================================

DIVIDEND AND DISTRIBUTION INSTRUCTIONS

o  Reinvest all dividends and capital gains distributions

o  Reinvest all capital gain distributions; dividends to be paid in cash

o  Pay all dividends and capital gain distributions in cash

     o  By Check     o  By ACH to my bank checking or savings account.
                        PLEASE ATTACH A VOIDED CHECK.

SIGNATURE AUTHORIZATION - FOR USE BY CORPORATIONS, TRUSTS, PARTNERSHIPS AND OTHER INSTITUTIONS
===============================================================================
Please retain a copy of this document for your files. Any modification of the information contained in this section will require an Amendment to this Application Form.

o  New Application   o  Amendment to previous Application dated______
Account No.______________________________

Name of Registered Owner_____________-_________________________________________

The following named person(s) are currently authorized signatories of the Registered Owner. Any of them is/are authorized under the applicable governing document to act with full power to sell, assign or transfer securities of THE GOVERNMENT STREET EQUITY FUND for the Registered Owner and to execute and deliver any instrument necessary to effectuate the authority hereby conferred:

            Name                     Title                   Signature

___________________________    ___________________    _________________________

___________________________    ___________________    _________________________

___________________________    ___________________    _________________________

THE GOVERNMENT STREET EQUITY FUND, or any agent of the Fund may, without inquiry, rely upon the instruction of any person(s) purporting to be an authorized person named above, or in any Amendment received by the Fund or their agent. The Fund and its Agent shall not be liable for any claims, expenses or losses resulting from having acted upon any instruction reasonably believed to be genuine.

===============================================================================
                              SPECIAL INSTRUCTIONS
REDEMPTION INSTRUCTIONS
Please honor any redemption instruction received via telegraphic or facsimile believed to be authentic.

o  Please mail redemption proceeds to the name and address of record

o Please wire redemptions to the commercial bank account indicated below (subject to a minimum wire transfer of $5,000)

SYSTEMATIC WITHDRAWAL
Please redeem sufficient shares from this account at the then net asset value, in accordance with the instructions below: (subject to a minimum $100 per distribution)

Dollar amount of each withdrawal $___________________ beginning the last business day of______________________

Withdrawals to be made:  o  Monthly   o  Quarterly

o  Please DEPOSIT DIRECTLY the proceeds to the bank account below

o  Please mail redemption proceeds to the name and address of record

AUTOMATIC INVESTMENT
Please purchase shares of THE GOVERNMENT STREET EQUITY FUND by withdrawing from the commercial bank account below, per the instructions below:

Amount $_______________(minimum $100)   Please make my automatic investment on:

_____________________________________   o the last business day of each month
           (Name of Bank)               o the 15th day of each month
is hereby authorized to charge to       o both the 15th and last business day
my account the bank draft amount
 here indicated. I understand the
payment of this draft is subject to
all provisions of the contract as
stated on my bank account signature card.

_______________________________________________________________________________
  (Signature as your name appears on the bank account to be drafted)


Name as it appears on the account______________________________________________

Commercial bank account #______________________________________________________

ABA Routing #__________________________________________________________________

City, State and Zip in which bank is located___________________________________

For AUTOMATIC INVESTMENT or SYSTEMATIC WITHDRAWAL please attach a voided check from the above account.

===============================================================================

SIGNATURE AND TIN CERTIFICATION
I/We certify that I have full right and power, and legal capacity to purchase shares of the Fund and affirm that I have received a current prospectus and understand the investment objectives and policies stated therein. The investor hereby ratifies any instructions given pursuant to this Application and for himself and his successors and assigns does hereby release Countrywide Fund Services, Inc., Williamsburg Investment Trust, T. Leavell & Associates, Inc., and their respective officers, employees, agents and affiliates from any and all liability in the performance of the acts instructed herein provided that such entities have exercised due care to determine that the instructions are genuine. I certify under the penalties of perjury that (1) the Social Security Number or Tax Identification Number shown is correct and (2) I am not subject to backup withholding. The certifications in this paragraph are required from all non-exempt persons to prevent backup withholding of 31% of all taxable distributions and gross redemption proceeds under the federal income tax law. The Internal Revenue Service does not require your consent to any provision of this document other than the certifications required to avoid backup withholding. (Check here if you are subject to backup withholding) o.


________________________________________      _________________________________
APPLICANT                           DATE      JOINT APPLICANT              DATE


________________________________________      _________________________________
OTHER AUTHORIZED SIGNATORY          DATE      OTHER AUTHORIZED SIGNATORY   DATE

                                 THE GOVERNMENT
                                STREET BOND FUND

                                 A No-Load Fund

















                               Investment Advisor
                            T. Leavell & Associates,
                                      Inc.
                                  Founded 1979

THE GOVERNMENT STREET BOND FUND

Investment Advisor
T. Leavell & Associates, Inc.
150 Government Street
Post Office Box 1307
Mobile, Alabama 36633


Administrator
Countrywide Fund Services, Inc.
312 Walnut Street
P.O. Box 5354
Cincinnati, Ohio 45201-5354
1-800-443-4249


Custodian
Star Bank, N.A.
425 Walnut Street
Cincinnati, Ohio 45202

Independent Auditors
Tait, Weller & Baker
Two Penn Center Plaza
Philadelphia, Pennsylvania 19102

Legal Counsel
Sullivan & Worcester, LLP
One Post Office Square
Boston, Massachusetts 02109


Board of Trustees
Richard Mitchell, President
Austin Brockenbrough, III
John T. Bruce
Charles M. Caravati, Jr.
J. Finley Lee, Jr.
Richard L. Morrill
Harris V. Morrissette
Fred T. Tattersall
Erwin H. Will, Jr.
Samuel B. Witt, III


Portfolio Manager
Mary Shannon Hope

No person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, in connection with the offering contained in this Prospectus, and if given or made, such information or representations must not be relied upon as being authorized by the Fund. This Prospectus does not constitute an offer by the Fund to sell shares in any State to any person to whom it is unlawful for the Fund to make such offer in such State.

                                                                     PROSPECTUS
                                                                 August 1, 1997


                              THE GOVERNMENT STREET
                                    BOND FUND
                                 A NO-LOAD FUND
===============================================================================

The investment objectives of The Government Street Bond Fund are to preserve capital, to provide current income and to protect the value of the portfolio against the effects of inflation. To achieve the Fund's objectives, the Fund will emphasize preservation of capital by limiting investments in the portfolio to securities in the four highest quality ratings. Capital appreciation will be of secondary importance.

                               INVESTMENT ADVISOR
                          T. Leavell & Associates, Inc.
                                 Mobile, Alabama

The Government Street Bond Fund (the "Fund") is a NO-LOAD, diversified, open-end series of the Williamsburg Investment Trust, a registered management investment company. This Prospectus provides you with the basic information you should know before investing in the Fund. You should read it and keep it for future reference. While there is no assurance that the Fund will achieve its investment objectives, it endeavors to do so by following the investment policies described in this Prospectus.

A Statement of Additional Information, dated August 1, 1997, containing additional information about the Fund, has been filed with the Securities and Exchange Commission and is incorporated by reference in this Prospectus in its entirety. The Fund's address is P.O. Box 5354, Cincinnati, Ohio 45201-5354, and its telephone number is 1-800-443-4249. A copy of the Statement of Additional Information may be obtained at no charge by calling or writing the Fund.

                                TABLE OF CONTENTS
===============================================================================

Prospectus Summary........................................................    2
Synopsis of Costs and Expenses............................................    3
Financial Highlights......................................................    4
Investment Objectives, Investment Policies and Risk Considerations........    5
How to Purchase Shares....................................................    8
How to Redeem Shares......................................................   10
How Net Asset Value is Determined.........................................   11
Management of the Fund....................................................   12
Dividends, Distributions, Taxes and Other Information.....................   14
Application...............................................................   17

-------------------------------------------------------------------------------
THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
-------------------------------------------------------------------------------

PROSPECTUS SUMMARY
===============================================================================
THE FUND. The Government Street Bond Fund (the "Fund") is a No-Load, diversified, open-end series of the Williamsburg Investment Trust, a registered management investment company commonly known as a "mutual fund." The Fund's investment objectives are to preserve capital, to provide current income and to protect the value of the portfolio against the effects of inflation. Capital appreciation will be of secondary importance. While there is no assurance that the Fund will achieve its investment objectives, it endeavors to do so by following the investment policies described in this Prospectus.

INVESTMENT APPROACH. In seeking to achieve the Fund's investment objectives, the Fund will emphasize preservation of capital by limiting investments in the portfolio to securities in the four highest quality ratings. A minimum of 40% of the Fund's total assets will be invested in U.S. Treasury securities or securities issued or guaranteed as to interest and principal by agencies or instrumentalities of the U.S. Government. (See "Investment Objectives, Investment Policies and Risk Considerations.")


INVESTMENT ADVISOR. T. Leavell & Associates, Inc. (the "Advisor") serves as investment advisor to the Fund. For its services, the Advisor receives compensation of 0.50% of the average daily net assets of the Fund. The fees are reduced when the assets of the Fund exceed $100 million. (See "Management of the Fund.") The Advisor currently serves as investment advisor to approximately $385 million in assets, of which approximately $175 million are equities and $210 million are fixed income securities. The Advisor currently serves as investment advisor to two additional mutual funds, the subjects of separate prospectuses.


PURCHASE OF SHARES. Shares are offered "No Load," which means they may be purchased directly from the Fund without the imposition of any sales or 12b-1 charges. The minimum initial purchase for the Fund is $5,000 ($1,000 for IRA or Keogh accounts). Subsequent investments must be $500 or more. Shares may be purchased by individuals or organizations and may be appropriate for use in Tax-Sheltered Retirement Plans and Systematic Withdrawal Plans. (See "How to Purchase Shares.")

REDEMPTION OF SHARES. There is currently no charge for redemptions. Shares may be redeemed at any time in which the Fund is open for business at the net asset value next determined after receipt of a redemption request by the Fund. (See "How to Redeem Shares.")

DIVIDENDS AND DISTRIBUTIONS. Net investment income of the Fund is distributed monthly. Net capital gains, if any, are distributed annually. Shareholders may elect to receive dividends and capital gain distributions in cash or the dividends and capital gain distributions may be reinvested in additional Fund shares. (See "Dividends, Distributions, Taxes and Other Information.")


MANAGEMENT. The Fund is a series of the Williamsburg Investment Trust (the "Trust"),the Board of Trustees of which is responsible for overall management of the Trust and the Fund. The Trust has employed Countrywide Fund Services, Inc. (the "Administrator") to provide administration, accounting and transfer agent services. (See "Management of the Fund.")



SYNOPSIS OF COSTS AND EXPENSES
===============================================================================


SHAREHOLDER TRANSACTION EXPENSES: ...................................      None

ANNUAL FUND OPERATING EXPENSES:
(As a percentage of average daily net assets)
   Investment Advisory Fees...........................................    0.50%
   Administrator's Fees...............................................    0.08%
   Other Expenses.....................................................    0.17%
                                                                       --------
Total Fund Operating Expenses .......................................     0.75%
                                                                       ========



EXAMPLE: You would pay the following expenses on a $1,000 investment, whether or not you redeem at the end of the period, assuming 5% annual return:

    1 YEAR            3 YEARS          5 YEARS          10 YEARS
    ------------------------------------------------------------
      $8                $24              $42               $93

The purpose of the foregoing table is to assist investors in the Fund in understanding the various costs and expenses that they will bear directly or indirectly. See "Management of the Fund" for more information about the fees and costs of operating the Fund. The Annual Fund Operating Expenses shown above are based upon actual operating history for the fiscal year ended March 31, 1997. THE EXAMPLE SHOWN SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES IN THE FUTURE MAY BE GREATER OR LESS THAN THOSE SHOWN.

FINANCIAL HIGHLIGHTS
===============================================================================
The following audited financial information has been audited by Tait, Weller & Baker, independent accountants, whose report covering the fiscal year ended March 31, 1997 is contained in the Statement of Additional Information. This information should be read in conjunction with the Fund's latest audited annual financial statements and notes thereto, which are also contained in the Statement of Additional Information, a copy of which may be obtained at no charge by calling the Fund.



                           SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
                                                                                                      June 3,
                                                             Years Ended March 31,                  1991(a) to
                                                                                                     March 31,
                                               1997       1996       1995       1994       1993        1992
----------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period.....  $  20.87   $  20.33   $  20.87   $  21.77    $ 20.67    $ 20.00
                                            ---------- ----------  ---------  ---------  ---------  ----------

Income from investment operations:
   Net investment income...................      1.34       1.35       1.35       1.32       1.34       0.95
   Net realized and unrealized
     gains (losses) on investments.........    ( 0.40)      0.54     ( 0.53 )   ( 0.90 )     1.10       0.67
                                            ---------- ----------  ---------  ---------  ---------  ----------

Total from investment operations...........      0.94       1.89       0.82       0.42       2.44       1.62
                                            ---------- ----------  ---------  ---------  ---------  ----------

Less distributions:
   Dividends from net investment income....    ( 1.34)    ( 1.35)    ( 1.36 )   ( 1.32 )   ( 1.33 )   ( 0.95)
   Distributions from net realized gains...        --         --         --         --     ( 0.01 )      --
                                            ---------- ----------  ---------  ---------  ---------  ----------

Total distributions........................    ( 1.34)    ( 1.35)    ( 1.36 )   ( 1.32 )   ( 1.34 )   ( 0.95)
                                            ---------- ----------  ---------  ---------  ---------  ----------

Net asset value at end of period...........  $  20.47   $  20.87   $  20.33   $  20.87    $ 21.77    $ 20.67
                                            ========== ==========  =========  =========  =========  ==========

Total return...............................     4.60%      9.43%      4.12%      1.85%     12.14%      9.95%(c)
                                            ========== ==========  =========  =========  =========  ==========

Net assets at end of period (000's)........  $ 29,442   $ 28,718   $ 27,780   $ 22,633    $15,955    $ 6,506
                                            ========== ==========  =========  =========  =========  ==========

Ratio of expenses to average net assets(b)      0.75%      0.76%      0.85%      0.86%      0.88%      0.93%(c)

Ratio of net investment income
   to average net assets...................     6.44%      6.38%      6.68%      6.15%      6.44%      7.02%(c)

Portfolio turnover rate....................       20%        10%        11%        10%        17%        15%

------------------------------------------------------------------------------------------------------------------


(a)Commencement of operations.

(b)Absent investment advisory fees waived by the Advisor, the ratios of expenses to average net assets would have been 1.03%, 1.09% and 1.30%(c) for the periods ended March 31, 1994, 1993 and 1992, respectively.

(c)Annualized.

Further information about the performance of the Fund is contained in the Annual Report, a copy of which can be obtained at no charge by calling the Fund.

INVESTMENT OBJECTIVES, INVESTMENT POLICIES AND RISK CONSIDERATIONS
===============================================================================
The investment objectives of the Fund are to preserve capital, to provide current income and to protect the value of the portfolio against the effects of inflation. Capital appreciation will be of secondary importance. Any investment involves risk, and there can be no assurance that the Fund will achieve its investment objectives. The investment objectives of the Fund may not be altered without the prior approval of a majority (as defined by the Investment Company Act of 1940) of the Fund's shares.

In order to achieve its objectives, the Fund invests in fixed income securities in the four highest classifications (often called "investment grade") by any of the nationally recognized statistical rating organizations ("NRSROs") - Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Ratings Group ("S&P"), Fitch Investors Service, Inc. ("Fitch") or Duff & Phelps ("D&P"). For S&P, Fitch and D&P those ratings are AAA, AA, A and BBB. For Moody's those ratings are Aaa, Aa, A and Baa. For a description of these ratings, see the Statement of Additional Information. A minimum of 40% of the Fund's total assets will be invested in U.S. Treasury securities or securities issued or guaranteed as to interest and principal by agencies or instrumentalities of the U.S. Government. (See "U.S. Government Securities" below.)

Lower rated issues (those rated lower than A) are considered speculative in certain respects. Although the Advisor utilizes the ratings of various credit rating services as one factor in establishing creditworthiness, it relies primarily upon its own analysis of factors establishing creditworthiness. For as long as the Fund holds a fixed income issue, the Advisor monitors the issuer's credit standing.

Maturities in the portfolio will range from less than one year to fifteen years from the date of purchase. The Fund will be adjusted from time to time to maintain an average maturity of between three and seven years, depending upon the Advisor's market interest rate forecasts.

The selection of corporate bonds and/or notes will be based upon the overall credit quality of the issuer, the bonds' relative interest rate spread over U.S. Treasury securities of comparable maturity, and call features. The corporate fixed income securities selected for the portfolio may include floating rate securities which adjust their effective interest rate at predetermined periodic intervals.

In the event that a corporate fixed income security held by the Fund is downgraded such that its rating is no longer among the four highest ratings by at least two of the NRSROs, the Advisor has the discretion to determine whether the security will be sold or retained by the Fund.

U.S. GOVERNMENT SECURITIES. The Fund will invest at least 40% of its portfolio in U.S. Government Securities. "U.S. Government Securities" include U.S. Treasury bonds, and U.S. Treasury bills, obligations guaranteed by the U.S. Government such as Government National Mortgage Association ("GNMA") as well as obligations of U.S. Government authorities, agencies and instrumentalities such as Federal National Mortgage Association ("FNMA"), Federal Home Loan Mortgage Corporation ("FHLMC"), Federal Farm Credit Bank, Federal Home Loan Bank, Resolution Funding Corporation, Financing Corporation, Tennessee Valley Authority and Student Loan Marketing Association. While obligations of some U.S. Government sponsored entities are supported by the full faith and credit of the U.S. Government, several are supported by the right of the issuer to borrow from the U.S. Government, and still others are supported only by the credit of the issuer itself. The guarantee of the U.S. Government does not extend to the yield or value of the U.S. Government Securities held by the Fund or to the Fund's shares.

Obligations of GNMA, FNMA and FHLMC may include direct pass-through "certificates" representing undivided ownership interests in pools of mortgages. Such certificates are guaranteed as to payment of principal and interest (but not as to price and yield) by the issuer. In the case of securities issued by GNMA, the payment of principal and interest would be backed by the full faith and credit of the U.S. Government. Mortgage pass-through certificates issued by FNMA or FHLMC would be guaranteed as to payment of principal and interest by the credit of the issuing U.S. Government agency. Securities issued by other non-governmental entities (such as commercial banks or mortgage bankers) may offer credit enhancement such as guarantees, insurance, or letters of credit. Mortgage pass-through certificates are subject to more rapid prepayment than their stated maturity date would indicate; their rate of prepayment tends to accelerate during periods of declining interest rates or increased property transfers and, as a result, the proceeds from such prepayments may be reinvested in instruments which have lower yields. To the extent such securities were purchased at a premium, such prepayments could result in capital losses. The issuer of a pass-through mortgage certificate does not guarantee premiums or market value of its issue.

FACTORS TO CONSIDER. The Fund is not intended to be a complete investment program and there can be no assurance that the Fund will achieve its investment objectives. The fixed income securities in which the Fund will invest are subject to fluctuation in value. Such fluctuations may be based on movements in interest rates or from changes in creditworthiness of the issuers, which may result from adverse business and economic developments or proposed corporate transactions, such as a leveraged buy-out or recapitalization of the issuer.

The value of the Fund's fixed income securities will generally vary inversely with the direction of prevailing interest rate movements. Consequently, should interest rates increase or the creditworthiness of an issuer deteriorate, the value of the Fund's fixed income securities would decrease in value, which would have a depressing influence on the Fund's net asset value.

MONEY MARKET INSTRUMENTS. Money market instruments may be purchased when the Advisor believes interest rates are rising, the prospect for capital appreciation in the longer term fixed income securities markets is not attractive, or when the "yield curve" favors short-term fixed income securities versus longer term fixed income securities. Money market instruments will typically represent a portion of the Fund's portfolio, as funds awaiting investment, to accumulate cash for anticipated purchases of portfolio securities and to provide for shareholder redemptions and operational expenses of the Fund. Money market instruments mature in thirteen months or less from the date of purchase and include U.S. Government Securities (defined above) and corporate debt securities (including those subject to repurchase agreements), bankers' acceptances and certificates of deposit of domestic branches of U.S. banks, and commercial paper (including variable amount demand master notes). At the time of purchase, money market instruments will have a short-term rating in the highest category by any NRSRO or, if not rated, issued by a corporation having an outstanding unsecured debt issue rated in the three highest categories of any NRSRO or, if not so rated, of equivalent quality in the Advisor's opinion. See the Statement of Additional Information for a further description of money market instruments.

UNSEASONED ISSUERS. The Fund may invest in the securities of unseasoned issuers, that is, companies having an operating history of less than three years (including predecessors and, in the case of fixed income securities, guarantors). The management of such companies frequently does not have substantial business experience. Furthermore, they may be competing with other companies who are well established, more experienced and better financed. Because of these and other risks, described in the Statement of Additional Information, investment in unseasoned issuers is restricted by the Fund to no more than 5% of its net assets.

BORROWING. The Fund may borrow, temporarily, up to 5% of its total assets for extraordinary purposes and may increase the limit to 33.3% of its total assets to meet redemption requests which might otherwise require untimely disposition of portfolio holdings. To the extent the Fund borrows for these purposes, the effects of market price fluctuations on portfolio net asset value will be exaggerated. If, while such borrowing is in effect, the value of the Fund's assets declines, the Fund would be forced to liquidate portfolio securities when it is disadvantageous to do so. The Fund would incur interest and other transaction costs in connection with such borrowing. The Fund will not make any additional investments while its outstanding borrowings exceed 5% of the current value of its total assets.


PORTFOLIO TURNOVER. By utilizing the approach to investing described herein, annual portfolio turnover will generally not exceed 50%. Market conditions may dictate, however, a higher rate of turnover in a particular year. The degree of portfolio activity affects the brokerage costs of the Fund and may have an impact on the amount of taxable distributions to shareholders. The portfolio turnover of the Fund for the fiscal year ended March 31, 1997 was 20%.


REPURCHASE AGREEMENTS. The Fund may acquire U.S. Government Securities or other high-grade debt securities subject to repurchase agreements. A repurchase agreement transaction occurs when the Fund acquires a security and simultaneously resells it to the vendor (normally a member bank of the Federal Reserve or a registered Government Securities dealer) for delivery on an agreed upon future date. The repurchase price exceeds the purchase price by an amount which reflects an agreed upon market interest rate earned by the Fund effective for the period of time during which the repurchase agreement is in effect. Delivery pursuant to the resale typically will occur within one to five days of the purchase. For purposes of the Investment Company Act of 1940 (the "1940 Act"), a repurchase agreement is considered to be a loan collateralized by the securities subject to the repurchase agreement. The Fund will not enter into a repurchase agreement which will cause more than 10% of its assets to be invested in repurchase agreements which extend beyond seven days and other illiquid securities.

INVESTMENT LIMITATIONS. For the purpose of limiting the Fund's exposure to risk, the Fund has adopted certain limitations which, together with its investment objectives, are considered fundamental policies which may not be changed without shareholder approval. The Fund will not: (1) issue senior securities, borrow money or pledge its assets, except that it may borrow from banks as a temporary measure (a) for extraordinary or emergency purposes, in amounts not exceeding 5% of the Fund's total assets, or (b) in order to meet redemption requests which might otherwise require untimely disposition of portfolio securities if, immediately after such borrowing, the value of the Fund's assets, including all borrowings then outstanding, less its liabilities (excluding all borrowings), is equal to at least 300% of the aggregate amount of borrowings then outstanding, and may pledge its assets to secure all such borrowings; (2) make loans of money or securities, except that the Fund may invest in repurchase agreements (but repurchase agreements having a maturity of longer than seven days, together with other securities which are not readily marketable, are limited to 10% of the Fund's net assets); (3) acquire foreign securities, except that the Fund may acquire foreign securities sold as American Depository Receipts without limit;
(4) write, acquire or sell puts, calls or combinations thereof, or purchase or sell commodities, commodities contracts, futures contracts or related options;
(5) invest more than 5% of its total assets in the securities of any one issuer nor hold more than 10% of the voting stock of any one issuer; and (6) invest in restricted securities. Other fundamental investment limitations are listed in the Statement of Additional Information.

HOW TO PURCHASE SHARES
===============================================================================
There are NO SALES COMMISSIONS CHARGED TO INVESTORS. Assistance in opening accounts may be obtained from the Administrator by calling 1-800-443-4249, or by writing to the Fund at the address shown below for regular mail orders. Assistance is also available through any broker-dealer authorized to sell shares of the Fund. Such broker-dealer may charge you a fee for its services. Payment for shares purchased may be made through your account at the broker-dealer processing your application and order to purchase. Your investment will purchase shares at the Fund's net asset value next determined after your order is received by the Fund in proper order as indicated herein. The minimum initial investment in the Fund, unless stated otherwise herein, is $5,000. The minimum for an Individual Retirement Account ("IRA") or self-employed retirement plan ("Keogh Plan") is $1,000. The Fund may, in the Advisor's sole discretion, accept certain accounts with less than the stated minimum initial investment.

Payment must be made by check or money order drawn on a U.S. bank and payable in U.S. dollars. All orders received by the Administrator, whether by mail, bank wire or facsimile order from a qualified broker-dealer, prior to 4:00 p.m. Eastern time will purchase shares at the net asset value determined on that business day. If your order is not received by 4:00 p.m. Eastern time, your order will purchase shares at the net asset value determined on the next business day. (See "How Net Asset Value is Determined.")

Due to Internal Revenue Service ("IRS") regulations, applications without social security or tax identification numbers will not be accepted. If, however, you have already applied for a social security or tax identification number at the time of completing your account application, the application should so indicate. The Fund is required to, and will, withhold taxes on all distributions and redemption proceeds if the number is not delivered to the Fund within 60 days.

Investors should be aware that the Fund's account application contains provisions in favor of the Fund, the Administrator and certain of their affiliates, excluding such entities from certain liabilities (including, among others, losses resulting from unauthorized shareholder transactions) relating to the various services made available to investors.

Should an order to purchase shares be cancelled because your check does not clear, you will be responsible for any resulting losses or fees incurred by the Fund or the Administrator in the transaction.

REGULAR MAIL ORDERS. Please complete and sign the Account Application form accompanying this Prospectus and send it with your check, made payable to The Government Street Bond Fund, and mail it to:

                  The Government Street Bond Fund
                  c/o Shareholder Services
                  P.O. Box 5354
                  Cincinnati, Ohio 45201-5354

BANK WIRE ORDERS. Investments can be made directly by bank wire. To establish a new account or add to an existing account by wire, please call the Fund, at 1-800-443-4249, before wiring funds, to advise the Fund of the investment, the dollar amount and the account registration. This will ensure prompt and accurate handling of your investment. Please have your bank use the following wiring instructions to purchase by wire:

            Star Bank, N.A.
            Cinti/Trust
            ABA# 042000013
            For Williamsburg Investment Trust #485777056
            For The Government Street Bond Fund
            (Shareholder name and account number or tax identification number)

It is important that the wire contain all the information and that the Fund receive prior telephone notification to ensure proper credit. Once your wire is sent you should, as soon as possible thereafter, complete and mail your Account Application to the Fund as described under "Regular Mail Orders," above.

ADDITIONAL INVESTMENTS. You may add to your account by mail or wire (minimum additional investment of $500) at any time by purchasing shares at the then current net asset value as aforementioned. Before making additional investments by bank wire, please call the Fund at 1-800-443-4249 to alert the Fund that your wire is to be sent. Follow the wire instructions above to send your wire. When calling for any reason, please have your account number ready, if known. Mail orders should include, when possible, the "Invest by Mail" stub which is attached to your Fund confirmation statement. Otherwise, be sure to identify your account in your letter.

AUTOMATIC INVESTMENT PLAN. The automatic investment plan enables shareholders to make regular monthly or quarterly investment in shares through automatic charges to their checking account. With shareholder authorization and bank approval, the Administrator will automatically charge the checking account for the amount specified ($100 minimum) which will be automatically invested in shares at the net asset value on or about the 15th day and/or the last business day of the month. The shareholder may change the amount of the investment or discontinue the plan at any time by writing to the Administrator.

EMPLOYEES AND AFFILIATES OF THE FUND. The minimum purchase requirement is not applicable to accounts of Trustees, officers or employees of the Fund or certain parties related thereto. The minimum initial investment for such accounts is $1,000. See the Statement of Additional Information for further details.

STOCK CERTIFICATES. Stock certificates will not be issued for your shares. Evidence of ownership will be given by issuance of periodic account statements which will show the number of shares owned.

HOW TO REDEEM SHARES
===============================================================================
Shares of the Fund may be redeemed on each day that the Fund is open for business by sending a written request to the Fund. The Fund is open for business on each day the New York Stock Exchange (the "Exchange") is open for business. Any redemption may be for more or less than the purchase price of your shares depending on the market value of the Fund's portfolio securities. All redemption orders received in proper form, as indicated herein, by the Administrator prior to 4:00 p.m. Eastern time will redeem shares at the net asset value determined as of that business day's close of trading. Otherwise, your order will redeem shares on the next business day. You may also redeem your shares through a broker-dealer who may charge you a fee for its services.

The Board of Trustees reserves the right to involuntarily redeem any account having an account value of less than $1,000 (due to redemptions or transfers, but not due to market action) upon 60 days' written notice. If the shareholder brings his account value up to $1,000 or more during the notice period, the account will not be redeemed. Redemptions from retirement plans may be subject to tax withholding.

If you are uncertain of the requirements for redemption, please contact the Fund, at 1-800-443-4249, or write to the address shown below.

REGULAR MAIL REDEMPTIONS. Your request should be addressed to The Government Street Bond Fund, P.O. Box 5354, Cincinnati, Ohio 45201-5354. Your request for redemption must include:

1) your letter of instruction or a stock assignment specifying the account number, and the number of shares or dollar amount to be redeemed. This request must be signed by all registered shareholders in the exact names in which they are registered;

2) any required signature guarantees (see "Signature Guarantees"); and

3) other supporting legal documents, if required in the case of estates, trusts, guardianships, custodianships, corporations, partnerships, pension or profit sharing plans, and other organizations.

Your redemption proceeds will be mailed to you within three business days after receipt of your redemption request. However, the Fund may delay forwarding a redemption check for recently purchased shares while it determines whether the purchase payment will be honored. Such delay (which may take up to 15 days) may be reduced or avoided if the purchase is made by certified check, government check or wire transfer. In such cases, the net asset value next determined after receipt of the request for redemption will be used in processing the redemption and your redemption proceeds will be mailed to you upon clearance of your check to purchase shares. The Fund may suspend redemption privileges or postpone the date of payment (i) during any period that the Exchange is closed, or trading on the Exchange is restricted as determined by the Securities and Exchange Commission (the "Commission"), (ii) during any period when an emergency exists as defined by the rules of the Commission as a result of which it is not reasonably practicable for the Fund to dispose of securities owned by it, or to fairly determine the value of its assets, and (iii) for such other periods as the Commission may permit.

You can choose to have redemption proceeds mailed to you at your address of record, your bank, or to any other authorized persons, or you can have the proceeds sent by bank wire to your bank ($5,000 minimum). Shares of the Fund may not be redeemed by wire on days in which your bank is not open for business. Redemption proceeds will only be sent to the bank account or person named in your Account Application currently on file with the Fund. You can change your redemption instructions anytime you wish by filing a letter including your new redemption instructions with the Fund. (See "Signature Guarantees.")

There is currently no charge by the Administrator for wire redemptions. However, the Administrator reserves the right, upon thirty days' written notice, to make reasonable charges for wire redemptions. All charges will be deducted from your account by redemption of shares in your account. Your bank or brokerage firm may also impose a charge for processing the wire. In the event that wire transfer of funds is impossible or impractical, the redemption proceeds will be sent by mail to the designated account.

SIGNATURE GUARANTEES. To protect your account and the Fund from fraud, signature guarantees are required to be sure that you are the person who has authorized a change in registration, or standing instructions, for your account. Signature guarantees are required for (1) change of registration requests, and (2) requests to establish or change redemption services other than through your initial account application. Signature guarantees are acceptable from a member bank of the Federal Reserve System, a savings and loan institution, credit union, registered broker-dealer or a member firm of a U.S. Stock Exchange, and must appear on the written request for redemption, or change of registration.

SYSTEMATIC WITHDRAWAL PLAN. A shareholder who owns shares of the Fund valued at $10,000 or more at the current offering price may establish a Systematic Withdrawal Plan to receive a monthly or quarterly check in a stated amount not less than $100. Each month or quarter as specified, the Fund will automatically redeem sufficient shares from your account to meet the specified withdrawal amount. The shareholder may establish this service whether dividends and distributions are reinvested or paid in cash. Systematic withdrawals may be deposited directly to the shareholder's bank account by completing the applicable section on the Account Application form accompanying this Prospectus, or by writing the Fund. See the Statement of Additional Information for further details.


HOW NET ASSET VALUE IS DETERMINED
===============================================================================
The net asset value of the Fund is determined on each business day that the Exchange is open for trading, as of the close of the Exchange (currently 4:00 p.m., Eastern time). Net asset value per share is determined by dividing the total value of all Fund securities (valued at market value) and other assets, less liabilities, by the total number of shares then outstanding. Net asset value includes interest on fixed income securities, which is accrued daily. See the Statement of Additional Information for further details.

Securities which are traded over-the-counter are priced at the last sale price, if available, otherwise, at the last quoted bid price. Securities traded on a national stock exchange will be valued based upon the closing price on the valuation date on the principal exchange where the security is traded. Fixed income securities will ordinarily be traded in the over-the-counter market. When market quotations are not readily available, fixed income securities may be valued on the basis of prices provided by an independent pricing service. The prices provided by the pricing service are determined with consideration given to institutional bid and last sale prices and take into account securities prices, yields, maturities, call features, ratings, institutional trading in similar groups of securities and developments related to specific securities. The Trustees will satisfy themselves that such pricing services consider all appropriate factors relevant to the value of such securities in determining their fair value. Securities and other assets for which no quotations are readily available will be valued in good faith at fair value using methods determined by the Board of Trustees.

MANAGEMENT OF THE FUND
===============================================================================
The Fund is a diversified series of the Williamsburg Investment Trust (the "Trust"), an investment company organized as a Massachusetts business trust in July 1988, which was formerly known as The Nottingham Investment Trust. The Board of Trustees has overall responsibility for management of the Fund under the laws of Massachusetts governing the responsibilities of Trustees of business trusts. The Statement of Additional Information identifies the Trustees and officers of the Trust and the Fund and provides information about them.

INVESTMENT ADVISOR. Subject to the authority of the Board of Trustees, T. Leavell & Associates, Inc. (the "Advisor") provides the Fund with a continuous program of supervision of the Fund's assets, including the composition of its portfolio, and furnishes advice and recommendations with respect to investments, investment policies and the purchase and sale of securities, pursuant to an Investment Advisory Agreement with the Trust. The Advisor is also responsible for the selection of broker-dealers through which the Fund executes portfolio transactions, subject to brokerage policies established by the Trustees, and provides certain executive personnel to the Fund.

The Advisor, organized as an Alabama corporation in 1979, is controlled by Thomas W. Leavell, Richard Mitchell, Dorothy G. Gambill, Timothy S. Healey and John R. Miller, Jr. In addition to acting as Advisor to the Fund, the Advisor also provides investment advice to corporations, trusts, pension and profit sharing plans, other business and institutional accounts and individuals. The Advisor also serves as investment advisor to The Government Street Equity Fund and The Alabama Tax Free Bond Fund (two series of the Trust), the subjects of separate prospectuses.


Mary Shannon Hope is primarily responsible for managing the portfolio of the Fund and has acted in this capacity since July, 1997. Mrs. Hope has been employed by the Advisor since 1987. Mrs. Hope holds a B.S. degree from the University of Alabama and an M.B.A. from the University of South Alabama.


Compensation of the Advisor with respect to the Fund, based upon the Fund's average daily net assets, is at the following annual rates: On the first $100 million, 0.50%; on assets over $100 million, 0.40%. For the fiscal year ended March 31, 1997, the Advisor received $147,268 in investment advisory fees from the Fund, which represented 0.50% of the Fund's average daily net assets.



The Advisor's address is 150 Government Street, Post Office Box 1307, Mobile, Alabama 36633.


ADMINISTRATOR. The Fund has retained Countrywide Fund Services, Inc., P.O. Box 5354, Cincinnati, Ohio 45201, to provide administrative, pricing, accounting, dividend disbursing, shareholder servicing and transfer agent services. The Administrator is a wholly-owned indirect subsidiary of Countrywide Credit Industries, Inc., a New York Stock Exchange listed company principally engaged in the business of residential mortgage lending.

The Administrator supplies executive, administrative and regulatory services, supervises the preparation of tax returns, and coordinates the preparation of reports to shareholders and reports to and filings with the Securities and Exchange Commission and state securities authorities. In addition, the Administrator calculates daily net asset value per share and maintains such books and records as are necessary to enable it to perform its duties.

The Fund pays the Administrator a fee for these services at the annual rate of 0.075% of the average value of its daily net assets up to $200 million and 0.05% of such assets in excess of $200 million; provided, however, that the minimum fee is $2,000 per month. The Administrator also charges the Fund for certain costs involved with the daily valuation of investment securities and is reimbursed for out-of-pocket expenses.

CUSTODIAN. The Custodian of the Fund's assets is Star Bank, N.A. (the "Custodian"). The Custodian's mailing address is 425 Walnut Street, Cincinnati, Ohio 45202. The Advisor, Administrator or interested persons thereof may have banking relationships with the Custodian.


OTHER FUND COSTS. The Fund pays all expenses not assumed by the Advisor, including its fees. Fund expenses include, among others, the fees and expenses, if any, of the Trustees and officers who are not "affiliated persons" of the Advisor, fees of the Fund's Custodian, interest expense, taxes, brokerage fees and commissions, fees and expenses of the Fund's shareholder servicing operations, fees and expenses of qualifying and registering the Fund's shares under federal and state securities laws, expenses of preparing, printing and distributing prospectuses and reports to existing shareholders, auditing and legal expenses, insurance expenses, association dues, and the expense of shareholders' meetings and proxy solicitations. The Fund is also liable for any nonrecurring expenses as may arise such as litigation to which the Fund may be a party. The Fund may be obligated to indemnify the Trustees and officers with respect to such litigation. All expenses of the Fund are accrued daily on the books of the Fund at a rate which, to the best of its belief, is equal to the actual expenses expected to be incurred by the Fund in accordance with generally accepted accounting practices. For the fiscal year ended March 31, 1997, the expense ratio of the Fund was 0.75% of its average daily net assets.


BROKERAGE. The Fund has adopted brokerage policies which allow the Advisor to prefer brokers which provide research or other valuable services to the Advisor and/or the Fund. In all cases, the primary consideration for selection of broker-dealers through which to execute brokerage transactions will be to obtain the most favorable price and execution for the Fund. Research services obtained through the Fund's brokerage transactions may be used by the Advisor for its other clients; conversely, the Fund may benefit from research services obtained through the brokerage transactions of the Advisor's other clients. The Statement of Additional Information contains more information about the management and brokerage practices of the Fund. It is anticipated that most securities transactions of the Fund will be handled on a principal, rather than agency, basis. Fixed income securities are normally traded on a net basis (without commission) through broker-dealers and banks acting for their own account. Such firms attempt to profit from buying at the bid price and selling at the higher asked price of the market, the difference being referred to as the spread.

DIVIDENDS, DISTRIBUTIONS, TAXES
AND OTHER INFORMATION
===============================================================================
The Statement of Additional Information contains additional information about the federal income tax implications of an investment in the Fund in general and, particularly, with respect to dividends and distributions and other matters. Shareholders should be aware that dividends from the Fund which are derived in whole or in part from interest on U.S. Government Securities may not be taxable for state income tax purposes. Other state income tax implications are not covered, nor is this discussion exhaustive on the subject of federal income taxation. Consequently, investors should seek qualified tax advice.

The Fund intends to remain qualified as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986 (the "Code") and will distribute all of its net income and realized capital gains to shareholders. Shareholders are liable for taxes on distributions of net income and realized capital gains of the Fund but, of course, shareholders who are not subject to tax on their income will not be required to pay taxes on amounts distributed to them. The Fund intends to declare and pay dividends on the last business day of each month. In addition, distributions may be made annually in December out of any net short-term or long-term capital gains derived from the sale of securities realized through October 31 of that year. The Fund may make a supplemental distribution of capital gains at the end of its fiscal year. The nature and amount of all dividends and distributions will be identified separately when tax information is distributed by the Fund at the end of each year. The Fund intends to withhold 30% on taxable dividends and any other payments that are subject to such withholding and are made to persons who are neither citizens nor residents of the U.S.

There is no fixed dividend rate, and there can be no assurance as to the payment of any dividends or the realization of any gains. All dividends and capital gains distributions are reinvested in additional shares of the Fund unless the shareholder requests in writing to receive dividends and/or capital gains distributions in cash. That request must be received by the Fund prior to the record date to be effective as to the next dividend. Tax consequences to shareholders of dividends and distributions are the same if received in cash or if received in additional shares of the Fund.

TAX STATUS OF THE FUND. If the Fund is qualified as a "regulated investment company" under the Code, it will not be liable for federal income taxes on amounts paid as dividends and distributions. The Code contains a number of complex requirements which an investment company must meet in order to qualify. For a more detailed discussion of the tax status of the Fund, see "Additional Tax Information" in the Statement of Additional Information.


DESCRIPTION OF FUND SHARES AND OTHER MATTERS. The Declaration of Trust of the Williamsburg Investment Trust currently provides for the shares of eleven funds, or series, to be issued. Shares of all eleven series have currently been issued, in addition to the Fund: shares of the FBP Contrarian Equity Fund and the FBP Contrarian Balanced Fund, which are managed by Flippin, Bruce & Porter, Inc. of Lynchburg, Virginia; shares of The Jamestown Balanced Fund, The Jamestown Equity Fund, The Jamestown International Equity Fund and The Jamestown Tax Exempt Virginia Fund, which are managed by Lowe, Brockenbrough & Tattersall, Inc. of Richmond, Virginia; shares of The Jamestown Bond Fund and The Jamestown Short Term Bond Fund, which are managed by Lowe, Brockenbrough & Tattersall Strategic Advisors, Inc. of Richmond, Virginia; and shares of The Government Street Equity Fund and The Alabama Tax Free Bond Fund, which are managed by T. Leavell & Associates, Inc. The Trustees are permitted to create additional series, or funds, at any time.

Shares are freely transferable, have no preemptive or conversion rights and, when issued, are fully paid and non-assessable. Upon liquidation of the Trust or a particular Fund of the Trust, holders of the outstanding shares of the Fund being liquidated shall be entitled to receive, in proportion to the number of shares of the Fund held by them, the excess of that Fund's assets over its liabilities. Each outstanding share is entitled to one vote for each full share and a fractional vote for each fractional share, on all matters which concern the Trust as a whole. On any matter submitted to a vote of shareholders, all shares of the Trust then issued and outstanding and entitled to vote, irrespective of the Fund, shall be voted in the aggregate and not by Fund, except (i) when required by the Investment Company Act of 1940 (the "1940 Act"), shares shall be voted by individual Fund; and (ii) when the matter does not affect any interest of a particular Fund, then only shareholders of the affected Fund or Funds shall be entitled to vote thereon. Examples of matters which affect only a particular Fund could be a proposed change in the fundamental investment objectives or policies of that Fund or a proposed change in the investment advisory agreement for a particular Fund. The shares of the Fund will have noncumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect all of the Trustees if they so choose.

The Declaration of Trust provides that the Trustees may hold office indefinitely, except that: (1) any Trustee may resign or retire; and (2) any Trustee may be removed with or without cause at any time: (a) by a written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (b) by vote of shareholders holding not less than two-thirds of the outstanding shares of the Trust, cast in person or by proxy at a meeting called for that purpose; or (c) by a written declaration signed by shareholders holding not less than two-thirds of the outstanding shares of the Trust and filed with the Trust's custodian. In case a vacancy or an anticipated vacancy shall for any reason exist, the vacancy shall be filled by the affirmative vote of a majority of the remaining Trustees, subject to the provisions of Section 16(a) of the 1940 Act.

Any group of shareholders representing 10% or more of the shares then outstanding may call a meeting for the purpose of removing one or more of the Trustees. If shareholders desire to call a meeting to consider the removal of one or more Trustees, they will be assisted in communicating with other shareholders. See the Statement of Additional Information for more information. Shareholder inquiries may be made in writing, addressed to the Fund at the address shown on the cover.

Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for the obligations of the Trust. The Declaration of Trust, therefore, contains provisions which are intended to mitigate such liability. See the Statement of Additional Information for further information about the Trust and its shares.

CALCULATION OF PERFORMANCE DATA. From time to time the Fund may advertise its total return. The Fund may also advertise yield. Both yield and total return figures are based on historical earnings and are not intended to indicate future performance.

The "total return" of the Fund refers to the average annual compounded rates of return over 1, 5 and 10 year periods that would equate an initial amount invested at the beginning of a stated period to the ending redeemable value of the investment. The calculation of total return assumes the reinvestment of all dividends and distributions, includes all recurring fees that are charged to all shareholder accounts and deducts all nonrecurring charges at the end of each period. If the Fund has been operating less than 1, 5 or 10 years, the time period during which the Fund has been operating is substituted.

In addition, the Fund may advertise other total return performance data ("Nonstandardized Return"). Nonstandardized Return shows as a percentage rate of return encompassing all elements of return (i.e., income and capital appreciation or depreciation); it assumes reinvestment of all dividends and capital gain distributions. Nonstandarized Return may be quoted for the same or different periods as those for which standardized return is quoted. Nonstandardized Return may consist of a cumulative rate of return, actual year-by-year rates or any combination thereof.

The "yield" of the Fund is computed by dividing the net investment income per share earned during a thirty-day (or one month) period stated in the advertisement by the maximum offering price per share on the last day of the period (using the average number of shares entitled to receive dividends). The yield formula assumes that net investment income is earned and reinvested at a constant rate and annualized at the end of a six-month period. For the purpose of determining net investment income, the calculation includes among expenses of the Fund all recurring fees that are charged to all shareholder accounts and any nonrecurring charges for the period stated.

                         THE GOVERNMENT STREET BOND FUND

                                                 Send completed application to:
                                                THE GOVERNMENT STREET BOND FUND
                                                           Shareholder Services
FUND SHARES APPLICATION                                           P.O. Box 5354
(Please type or print clearly)                        Cincinnati, OH 45201-5354
===============================================================================
ACCOUNT REGISTRATION


o INDIVIDUAL   ________________________________________________________________
              (First Name) (Middle Initial)  (Last Name)   (Birthdate)    (SS#)


o JOINT*       ________________________________________________________________
              (First Name) (Middle Initial)  (Last Name)   (Birthdate)    (SS#)

*Joint accounts will be registered joint tenants with the right of survivorship unless otherwise indicated.


o UGMA/UTMA   _______________________________ under the_______   Uniform Gifts/
              (First Name)(Middle Initial) (Last Name) (State)   Transfers to
                                                                 Minors Act

              _____________________________________________________as Custodian
              (First Name)      (Middle Name)        (Last Name)


              _________________________________________________________________
              (Birthdate of Minor)         (SS # of Minor)


              _________________________________________________________________
              Name of Corporation or Partnership. If a Trust, include the name(s) of Trustees in which account will be registered, and the date of the Trust instrument.

o For Corporations, Partnerships, Trusts,
  Retirement Plans and Third Party IRAs

             __________________________________________________________________
                        (Taxpayer Identification Number)

===============================================================================

ADDRESS

Street or P.O. Box_____________________________________________________________

City_____________________________________________State____________Zip__________

Telephone__________________________U.S. Citizen___Resident Alien__Non Resident (Country of Residence)______

===============================================================================

DUPLICATE CONFIRMATION ADDRESS (if desired)

Name___________________________________________________________________________

Street or P.O. Box_____________________________________________________________

City__________________________________________State____________Zip_____________


===============================================================================

INITIAL INVESTMENT (Minimum initial investment: $5,000; $1,000 minimum for tax qualified account)

o Enclosed is a check payable to THE GOVERNMENT STREET BOND FUND for $_______________________________________

o  Funds were wired to Star Bank on____________________________________in the
amount of $_____________________

By Mail:You may purchase shares by mail by completing and signing this application. Please mail with your check to the address above.

By Wire:You may purchase shares by wire. PRIOR TO SENDING THE WIRE, PLEASE CONTACT THE FUND AT 1-800-443-4249 SO THAT YOUR WIRE TRANSFER IS PROPERLY CREDITED TO YOUR ACCOUNT. Please forward your completed application by mail immediately thereafter to the Fund. The wire should be routed as follows:

              STAR BANK, N.A.
              CINTI/TRUST
              ABA #042000013
              FOR CREDIT WILLIAMSBURG INVESTMENT TRUST #485777056
              FOR THE GOVERNMENT STREET BOND FUND
              FOR (SHAREHOLDER NAME AND SOCIAL SECURITY OR TAXPAYER ID NUMBER)

===============================================================================

DIVIDEND AND DISTRIBUTION INSTRUCTIONS

o  Reinvest all dividends and capital gains distributions

o  Reinvest all capital gain distributions; dividends to be paid in cash

o  Pay all dividends and capital gain distributions in cash

   o  By Check        o  By ACH to my bank or savings account.
                         PLEASE ATTACH A VOIDED CHECK.

SIGNATURE AUTHORIZATION - FOR USE BY CORPORATIONS, TRUSTS,
PARTNERSHIPS AND OTHER INSTITUTIONS
===============================================================================
Please retain a copy of this document for your files. Any modification of the information contained in this section will require an Amendment to this Application Form.

o  New Application   o  Amendment to previous Application dated______
Account No.______________________________

Name of Registered Owner_______________________________________________________

The following named person(s) are currently authorized signatories of the Registered Owner. Any of them is/are authorized under the applicable governing document to act with full power to sell, assign or transfer securities of THE GOVERNMENT STREET BOND FUND for the Registered Owner and to execute and deliver any instrument necessary to effectuate the authority hereby conferred:

          Name                        Title                   Signature

___________________________    ___________________    _________________________

___________________________    ___________________    _________________________

___________________________    ___________________    _________________________

THE GOVERNMENT STREET BOND FUND, or any agent of the Fund may, without inquiry, rely upon the instruction of any person(s) purporting to be an authorized person named above, or in any Amendment received by the Fund or their agent. The Fund and its Agent shall not be liable for any claims, expenses or losses resulting from having acted upon any instruction reasonably believed to be genuine.


===============================================================================
                              SPECIAL INSTRUCTIONS
REDEMPTION INSTRUCTIONS
Please honor any redemption instruction received via telegraphic or facsimile believed to be authentic.

o  Please mail redemption proceeds to the name and address of record

o Please wire redemptions to the commercial bank account indicated below (subject to a minimum wire transfer of $5,000)

SYSTEMATIC WITHDRAWAL
Please redeem sufficient shares from this account at the then net asset value, in accordance with the instructions below: (subject to a minimum $100 per distribution)

Dollar amount of each withdrawal $___________________ beginning the last business day of______________________

Withdrawals to be made:  o  Monthly   o  Quarterly

o  Please DEPOSIT DIRECTLY the proceeds to the bank account below

o  Please mail redemption proceeds to the name and address of record

AUTOMATIC INVESTMENT
Please purchase shares of THE GOVERNMENT STREET BOND FUND by withdrawing from the commercial bank account below, per the instructions below:

Amount $______________(minimum $100)   Please make my acutomatic investment on:

___________________________________    o the last business day of each month
           (Name of Bank)              o the 15th day of each month
is hereby authorized to charge to      o both the 15th and last business day
my account the bank draft amount
 here indicated. I understand the
payment of this draft is subject to
all provisions of the contract as
stated on my bank account
signature card.

_______________________________________________________________________________
  (Signature as your name appears on the bank account to be drafted)


Name as it appears on the account______________________________________________

Commercial bank account #______________________________________________________

ABA Routing #__________________________________________________________________

City, State and Zip in which bank is located___________________________________

For AUTOMATIC INVESTMENT or SYSTEMATIC WITHDRAWAL please attach a voided check from the above account.

===============================================================================

SIGNATURE AND TIN CERTIFICATION
I/We certify that I have full right and power, and legal capacity to purchase shares of the Fund and affirm that I have received a current prospectus and understand the investment objectives and policies stated therein. The investor hereby ratifies any instructions given pursuant to this Application and for himself and his successors and assigns does hereby release Countrywide Fund Services, Inc., Williamsburg Investment Trust, T. Leavell & Associates, Inc., and their respective officers, employees, agents and affiliates from any and all liability in the performance of the acts instructed herein provided that such entities have exercised due care to determine that the instructions are genuine. I certify under the penalties of perjury that (1) the Social Security Number or Tax Identification Number shown is correct and (2) I am not subject to backup withholding. The certifications in this paragraph are required from all non-exempt persons to prevent backup withholding of 31% of all taxable distributions and gross redemption proceeds under the federal income tax law. The Internal Revenue Service does not require your consent to any provision of this document other than the certifications required to avoid backup withholding. (Check here if you are subject to backup withholding) q.


________________________________________      _________________________________
APPLICANT                           DATE      JOINT APPLICANT              DATE


________________________________________      _________________________________
OTHER AUTHORIZED SIGNATORY          DATE      OTHER AUTHORIZED SIGNATORY   DATE

                                  THE JAMESTOWN
                                  INTERNATIONAL
                                   EQUITY FUND

                                 A No-Load Fund




                                   PROSPECTUS
                                 AUGUST 1, 1997






                               Investment Advisor
                     Lowe, Brockenbrough & Tattersall, Inc.
                               Richmond, Virginia

THE JAMESTOWN INTERNATIONAL EQUITY FUND

INVESTMENT ADVISOR
Lowe, Brockenbrough & Tattersall, Inc.
6620 West Broad Street
Suite 300
Richmond, Virginia 23230

SUB-ADVISOR
Oechsle International Advisors, Inc.
One International Place
Boston, Massachusetts 02110


ADMINISTRATOR
Countrywide Fund Services, Inc.
312 Walnut Street
P.O. Box 5354
Cincinnati, Ohio 45201-5354
1-800-443-4249


CUSTODIAN
The Northern Trust Company
50 South LaSalle Street
Chicago, Illinois 60675

INDEPENDENT AUDITORS
Tait, Weller & Baker
Two Penn Center Plaza
Philadelphia, Pennsylvania 19102

COUNSEL
Sullivan & Worcester, LLP
One Post Office Square
Boston, Massachusetts 02109

BOARD OF TRUSTEES
Austin Brockenbrough III
John T. Bruce
Charles M. Caravati, Jr.
J. Finley Lee, Jr.
Richard Mitchell
Richard L. Morrill
Harris V. Morrissette
Fred T. Tattersall
Erwin H. Will, Jr.
Samuel B. Witt III

OFFICERS
Austin Brockenbrough III, President
Charles M. Caravati III, Vice President

No person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, in connection with the offering contained in this Prospectus, and if given or made, such information or representations must not be relied upon as being authorized by the Fund. This Prospectus does not constitute an offer by the Fund to sell shares in any State to any person to whom it is unlawful for the Fund to make such offer in such State.

                                                                     PROSPECTUS
                                                                 August 1, 1997




                     THE JAMESTOWN INTERNATIONAL EQUITY FUND


                                 A No-Load Fund
===============================================================================

The investment objective of THE JAMESTOWN INTERNATIONAL EQUITY FUND is to achieve superior total returns through investment in equity securities of issuers located outside the United States.

                               INVESTMENT ADVISOR
                     LOWE, BROCKENBROUGH & TATTERSALL, INC.
                               RICHMOND, VIRGINIA

The Jamestown International Equity Fund (the "Fund") is a NO-LOAD, diversified, open-end series of the Williamsburg Investment Trust, a registered management investment company. This Prospectus provides you with the basic information you should know before investing in the Fund. You should read it and keep it for future reference. While there is no assurance that the Fund will achieve its investment objective, it endeavors to do so by following the investment policies described in this Prospectus.


A Statement of Additional Information, dated August 1, 1997, containing additional information about the Fund, has been filed with the Securities and Exchange Commission and is incorporated by reference in this Prospectus in its entirety. The Fund's address is P.O. Box 5354, Cincinnati, Ohio 45201-5354, and its telephone number is 1-800-443-4249. A copy of the Statement of Additional Information may be obtained at no charge by calling or writing the Fund.



                                TABLE OF CONTENTS
===============================================================================

Prospectus Summary..........................................................2
Synopsis of Costs and Expenses..............................................3
Financial Highlights........................................................4
Investment Objective, Investment Policies and Risk Considerations...........5
How to Purchase Shares.....................................................11
How to Redeem Shares.......................................................12
How Net Asset Value is Determined..........................................14
Management of the Fund.....................................................14
Dividends, Distributions, Taxes and Other Information......................16
Application................................................................21

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THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND
EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
-------------------------------------------------------------------------------

PROSPECTUS SUMMARY
===============================================================================
THE FUND. The Jamestown International Equity Fund (the "Fund") is a NO-LOAD, diversified, open-end series of the Williamsburg Investment Trust, a registered management investment company commonly known as a "mutual fund." The Fund's investment objective is to achieve superior total returns through investment in equity securities of issuers located outside the United States. While there is no assurance that the Fund will achieve its investment objective, it endeavors to do so by following the investment policies described in this Prospectus.

INVESTMENT APPROACH. Concentrated positions will be established in countries and regions that look most attractive. In choosing a country or region for the portfolio, the Fund will look for a favorable mix of positive monetary outlook, attractive valuation levels, accelerating corporate earnings, and a good supply and demand relationship for equities. In general, the country or region concentration will be further focused on liquid investments in specific companies where broadly defined value and accelerating earnings have been identified. (See "Investment Objective, Investment Policies and Risk Considerations.")

INVESTMENT ADVISOR AND SUB-ADVISOR. Lowe, Brockenbrough & Tattersall, Inc. (the "Advisor") serves as investment manager to the Fund. For its services, the Advisor receives compensation of 1.00% of the average daily net assets of the Fund. The Advisor currently intends to waive its advisory fees to the extent necessary to limit the Fund's total operating expenses to 1.60% per annum of its average daily net assets.

Oechsle International Advisors, L.P. (the "Sub-Advisor") has been retained as sub-advisor to the Fund. The Sub-Advisor receives compensation from the Advisor (not the Fund) in the amount of one-half of the advisory fee received by the Advisor (net of any advisory fee waivers). (See "Management of the Fund.")

PURCHASE OF SHARES. Shares are offered "No-Load," which means they may be purchased directly from the Fund without the imposition of any sales or 12b-1 charges. The minimum initial purchase for the Fund is $5,000. Subsequent investments must be $1,000 or more. Shares may be purchased by individuals or organizations and may be appropriate for use in Tax Sheltered Retirement Plans and Systematic Withdrawal Plans. (See "How to Purchase Shares.")

REDEMPTION OF SHARES. There is currently no charge for redemptions. Shares may be redeemed at any time in which the Fund is open for business at the net asset value next determined after receipt of a redemption request by the Fund. (See "How to Redeem Shares.")

DIVIDENDS AND DISTRIBUTIONS. Net investment income of the Fund is distributed quarterly. Net capital gains, if any, are distributed annually. Shareholders may elect to receive dividends and distributions in cash or the dividends and distributions may be reinvested in additional Fund shares. (See "Dividends, Distributions, Taxes and Other Information.")


MANAGEMENT. The Fund is a series of the Williamsburg Investment Trust (the "Trust"), the Board of Trustees of which is responsible for overall management of the Trust and the Fund. The Trust has employed Countrywide Fund Services, Inc. (the "Administrator") to provide administration, accounting and transfer agent services. (See "Management of the Fund.")

SYNOPSIS OF COSTS AND EXPENSES
===============================================================================

SHAREHOLDER TRANSACTION EXPENSES: ...................................      None

ANNUAL FUND OPERATING EXPENSES:
   (As a percentage of average net assets)
Investment Advisory Fees (after waivers).............................      .89%
Administrator's Fees.................................................      .24%
Other Expenses.......................................................      .47%
                                                                       --------


Total Fund Operating Expenses........................................     1.60%
                                                                       ========

EXAMPLE: You would pay the following expenses on a $1,000 investment, whether or not you redeem at the end of the period, assuming 5% annual return:

     1 YEAR           3 YEARS           5 YEARS         10 YEARS
----------------------------------------------------------------
       $16              $50               $87             $190

The purpose of the foregoing table is to assist investors in the Fund in understanding the various costs and expenses that they will bear directly or indirectly. See "Management of the Fund" for more information about the fees and costs of operating the Fund. The Annual Fund Operating Expenses shown above are based upon actual operating history for the fiscal year ended March 31, 1997. Absent fee waivers by the Advisor, the Fund's investment advisory fees would have been 1.00% of average daily net assets and total fund operating expenses would have been 1.71% of average daily net assets. THE EXAMPLE SHOWN SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES IN THE FUTURE MAY BE GREATER OR LESS THAN THOSE SHOWN.

FINANCIAL HIGHLIGHTS
===============================================================================

The following audited financial information has been audited by Tait, Weller & Baker, independent accountants, whose report covering the fiscal year ended March 31, 1997 is contained in the Statement of Additional Information. This information should be read in conjunction with the Fund's audited annual financial statements and notes thereto, which are also contained in the Statement of Additional Information, a copy of which can be obtained at no charge by calling the Fund.



                                      Selected per Share Data and Ratios for a Share Outstanding
                                             Throughout the Period Ended March 31, 1997(a)

Net asset value at beginning of period.......................................................    $     10.00

Income from investment operations:
   Net investment loss.......................................................................         ( 0.01 )
   Net realized and unrealized losses
     on investments and foreign currency.....................................................         ( 0.14 )
                                                                                                -------------

Total from investment operations.............................................................         ( 0.15 )
                                                                                                -------------

Less distributions:
   Dividends in excess of net investment income..............................................         ( 0.04 )
                                                                                                -------------

Net asset value at end of period.............................................................    $      9.81
                                                                                                =============

Total return................................................................................          -1.56 (c)
                                                                                                =============

Net assets at end of period (000's)..........................................................    $    29,290
                                                                                                =============

Ratio of expenses to average net assets(b)      .............................................          1.60%(c)
                                                                                                =============

Ratio of net investment income to average net assets...................................               -0.15%(c)
                                                                                                =============

Portfolio turnover rate......................................................................            70%
                                                                                                =============

Average commission rate per share............................................................    $    0.0258
                                                                                                =============


(a) Represents the period from the start of business (April 16, 1996) through March 31, 1997.

(b) Absent investment advisory fees waived by the Advisor, the ratio of expenses to average net assets would have been 1.71%(c) for the period ended March 31, 1997.

(c) Annualized.



INVESTMENT OBJECTIVE, INVESTMENT POLICIES
AND RISK CONSIDERATIONS
===============================================================================

The Fund will seek superior total returns by actively investing substantially all of its assets in equity securities of issuers located outside the United States.

Concentrated positions will be established in countries and regions that look most attractive. In choosing a country or region for the portfolio, the Fund will look for a favorable mix of positive monetary outlook, attractive valuation levels, accelerating corporate earnings, and a good supply and demand relationship for equities. In general, the country or region concentration will be further focused on liquid investments in specific companies where broadly defined value and accelerating earnings have been identified.

The Fund will not invest in physical commodities or speculative currency positions. Stock and currency options may be used in a limited way. Currency forward contracts may also be purchased.

Any investment involves risk and there can be no assurance that the Fund will achieve its investment objective. The investment objective of the Fund may not be altered without the prior approval of a majority (as defined by the Investment Company Act of 1940) of the Fund's shares.

INTERNATIONAL INVESTING. The Sub-Advisor believes that investors must scan the world for investment opportunities. International diversification is important because (i) non-U.S. stocks now account for more than sixty percent of the world's stock market capitalization and (ii) the Sub-Advisor believes that international investing meaningfully reduces risk while potentially improving returns.


In 1967, the United States represented seventy percent of the world's stock market capitalization, thus providing U.S. investors with ample choices at home. However, by 1980 rapid growth in the economies of other countries and the development of their equity markets reduced the U.S. percentage to approximately 50% of a much larger world market. By the end of 1996, the U.S. percentage had declined further to approximately 45%. Therefore, non-U.S. stocks, now nearly twice the amount of U.S. stocks in terms of market capitalization, represent a large, increasingly significant pool presenting opportunities which investors can no longer ignore.

The Sub-Advisor believes that international diversification significantly reduces risk and potentially improves returns. Over the last 25 years, non-U.S. stocks, as measured by the Europe, Austrailia and Far East ("EAFE") Index, have outperformed U.S. equities, as measured by the Standard & Poor's 500 Index, by a large margin. Furthermore, the Sub-Advisor believes that the inclusion of international stocks to an existing portfolio of U.S. securities results in lower risk mainly due to the fact that foreign economies and markets are not synchronized with the U.S. economy or the U.S. equity market.


Recognition of the enhanced risk/reward characteristics of international investing on the part of institutional investors is demonstrated by their rapidly increasing exposure to international equity markets. By the end of 1996, U.S. pension funds had invested nearly 11% of their equity portfolios in international equities. This percentage is expected to significantly increase over the next five years.

PHILOSOPHY. The Sub-Advisor combines top-down country selection with bottom-up stock selection in order to exploit the inefficiencies within and between international equity markets. Various academic studies have shown that 60 to 70 percent of a portfolio's returns are determined by the asset allocation mix, while the remainder is the result of stock selection.

The world's financial markets continually change, and it is the job of the fund manager to understand and act upon these changing trends. Over the last 25 years:

         o major inflation in the United States and Europe during the 1970s decimated the performance of common stocks, resulting in major gains in "hard assets";

         o a disinflationary period in the 1980s provided some of the best returns of this century for common stocks both in Europe and the United States;

         o the economies and securities markets of Japan and other Pacific Rim countries performed spectacularly;

         o Latin America reversed decades of economic stagnation in the mid- to late-1980s as a result of dramatic political and economic changes; and

         o technology transformed political, economic and financial patterns worldwide.

The Sub-Advisor believes that to consistently provide investors with superior returns, it is imperative to focus on both country selection as well as stock selection. Four primary factors are reviewed in the country selection process in order to rank all the countries for potential returns in U.S. dollars. The Sub-Advisor looks for a positive monetary environment that is likely to stimulate economic growth. The Sub-Advisor looks for accelerating corporate earnings in countries selling at reasonable valuation levels given the expected growth. Finally, the Sub-Advisor looks at the demand and supply relationship for equities in each country.

The Sub-Advisor seeks to control risk by diversifying across a number of foreign markets. The Fund will generally have investments in 12 or more countries, and the Fund will never be completely out of any major market in the EAFE Index. The Fund will be further diversified by holding, on average, 80 stocks in the portfolio. A quantitative review of the portfolio serves to identify the risk and return parameters of the investments.

Once the macro-economic framework is developed, the Sub-Advisor seeks to add value through security selection. The Sub-Advisor focuses on medium and large capitalization stocks, but the Fund may hold up to 25% of the Fund's assets in companies that have a market capitalization of less than $1 billion. The minimum market capitalization for an investment is $50 million. Turnover in the portfolio will generally average between 25% and 50%.

The stock selection process is earnings driven with a particular focus on cash earnings. In international markets where the accounting and reporting standards are not as standardized as in the United States, the Sub-Advisor believes that cash earnings are the best reflection of the true earnings power of a corporation. The Sub-Advisor analyzes accounting and legal differences in order to compare investment among different countries. The core of the equity research process is driven by fundamental research. The Sub-Advisor's investment research professionals annually visit more than 600 companies around the globe that are potential investments. The Sub-Advisor feels that these company visits are an essential part of understanding the cash generation capabilities of the companies. The Sub-Advisor is headquartered in Boston and has offices and investment professionals in Frankfurt, London and Tokyo.

The Fund will use currency hedges only as a defensive measure. Given its outlook for the various currencies, the Sub-Advisor first seeks beneficial currency exposure through country allocation. Secondly, the Sub-Advisor will concentrate investments in securities that are likely to benefit from the currency outlook. Finally, as a defensive measure, the Sub-Advisor may hedge some of the Fund's currency position to protect the portfolio against a rise in the dollar of the United States. The Fund may hedge up to 50% of its investments in international markets.

Investing in foreign securities involves considerations and possible risks not typically involved in investing in securities of companies domiciled and operating in the United States, including the instability of some governments, the possibility of expropriation, limitations on the use or removal of funds or other assets, changes in governmental administration or economic or monetary policy (in the United States or elsewhere) or changed circumstances in dealings between nations. The application of non-U.S. tax laws (e.g., the imposition of withholding taxes on dividend or interest payments) or confiscatory taxation may also affect investment in such securities. Higher expenses may result from investment in non-U.S. securities than would result from investment in U.S. securities because of the costs that must be incurred in connection with conversions between various currencies and brokerage commissions that may be higher than those in the United States. Securities markets located outside the United States also may be less liquid, more volatile and less subject to governmental supervision than those in the United States. Investments in countries other than the United States could be affected by other factors not present in the United States, including lack of uniform accounting, auditing and financial reporting standards and potential difficulties in enforcing contractual obligations.

While the Fund intends to invest primarily in equity securities, up to 20% of the Fund's assets may be invested in convertible bonds and other debt securities. These debt obligations consist of U.S. and foreign government securities and corporate debt securities. The Fund will limit its purchases of debt securities to investment grade obligations. "Investment grade" debt refers to those securities rated within one of the four highest categories by Moody's Investors Service, Inc. or Standard & Poor's Ratings Group. While securities in these categories are generally accepted as being of investment grade, the fourth highest grade is considered to be a medium grade and has speculative characteristics even though it is regarded as having adequate capacity to pay interest and repay principal.

HEDGING TECHNIQUES
Unless otherwise indicated, the Sub-Advisor may invest in the following derivative securities to seek to hedge all or a portion of the Fund's assets against market value changes resulting from changes in securities prices and currency fluctuations. Hedging is a means of attempting to offset, or neutralize, the price movement of an investment by making another investment, the price of which should tend to move in the opposite direction from the original investment. The imperfect correlation in price movement between an option and the underlying financial instrument and/or the costs of implementing such an option may limit the effectiveness of the hedging strategy.

PUT AND CALL OPTIONS. The Fund may write (sell) covered put and call options as a means of enhancing its return and may buy put and call options written by others covering securities, futures contracts and foreign currencies to attempt to provide protection against the adverse effects of anticipated changes in the prices of such instruments. The Fund may write covered call options as a means of enhancing its return through the receipt of premiums when the Adviser determines that the underlying securities, futures contracts or foreign currencies have achieved their potential for appreciation. However, by writing such options, the Fund forgoes the opportunity to profit from an increase in the market price of the underlying security, futures contract or foreign currency above the exercise price except insofar as the premium represents such a profit. The Fund may also seek to earn additional income through receipt of premiums by writing covered put options. The risk involved in writing such options is that there could be a decrease in the market value of the underlying security, futures contract or foreign currency. If this occurred, the option could be exercised and the underlying instrument would then be sold to the Fund at a higher price than its then current market value. The Fund may purchase put and call options to attempt to provide protection against adverse price effects from anticipated changes in prevailing prices of securities, futures contracts or foreign currencies. The purchase of a put option protects the value of portfolio holdings in a falling market, while the purchase of a call option protects cash reserves from a failure to participate in a rising market. In purchasing a call option, the Fund would be in a position to realize a gain if, during the option period, the price of the security, futures contract or foreign currency increased by an amount greater than the premium paid. It would realize a loss if the price of the security, futures contract or foreign currency decreased or remained the same or did not increase during the period by more than the amount of the premium. If a put or call option purchased by the Fund were permitted to expire without being sold or exercised, its premium would represent a realized loss to the Fund. When writing put options the Fund will be required to segregate cash and/or liquid high-grade debt securities to meet its obligations. When writing call options the Fund will be required to own the underlying financial instrument or segregate with its Custodian cash and/or short-term high quality securities to meet its obligations under written calls. By so doing, the Fund's ability to meet current obligations, to honor redemptions or to achieve its investment objective may be impaired. The staff of the Securities and Exchange Commission has taken the position that over-the-counter options and the assets used as "cover" for over-the-counter options are illiquid securities.

FUTURES CONTRACTS. The Fund may buy and sell futures contracts as a hedge to protect the value of the Fund's portfolio against anticipated changes in securities prices and foreign currencies. There are several risks in using futures contracts. One risk is that futures prices could correlate imperfectly with the behavior of cash market prices of the financial instrument being hedged so that even a correct forecast of general price trends may not result in a successful transaction. Another risk is that the Sub-Advisor may be incorrect in its expectation of future prices of the underlying financial instrument. There is also a risk that a secondary market in the obligations that the Fund holds may not exist or may not be adequately liquid to permit the Fund to close out positions when it desires to do so. When buying or selling futures contracts the Fund will be required to segregate cash and/or liquid high-grade debt obligations to meet its obligations under these types of financial instruments. By so doing, the Fund's ability to meet current obligations, to honor redemptions or to operate in a manner consistent with its investment objective may be impaired.

FORWARD CURRENCY EXCHANGE CONTRACTS. When the Sub-Advisor believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, it may attempt to hedge some portion or all of this anticipated risk by entering into a forward contract to sell an amount of foreign currency approximating the value of some or all of the Fund's portfolio obligations denominated in such foreign currency. It may also enter into such contracts to protect against loss between trade and settlement dates resulting from changes in foreign currency exchange rates. Such contracts will also have the effect of limiting any gains to the Fund between trade and settlement dates resulting from changes in such rates.


CERTAIN RISK CONSIDERATIONS
CURRENCY RISKS. The Fund's investments that are denominated in a currency other than the U.S. dollar are subject to the risk that the value of a particular currency will change in relation to one or more other currencies including the U.S. dollar. Among the factors that may affect currency values are trade balances, the level of short-term interest rates, differences in relative values of similar assets in different currencies, long-term opportunities for investment and capital appreciation and political developments. The Fund may try to hedge these risks by investing in foreign currencies, currency futures contracts and options thereon, forward currency exchange contracts, or any combination thereof, but there can be no assurance that such strategies will be effective.

MARKET RISKS. General price movements of securities and other investments may significantly affect the value of the Fund's portfolio. With respect to the investment strategy utilized by the Fund, there is always some, and occasionally a significant, degree of market risk. Investing in small companies involves certain special risks. Small companies may have limited product lines, markets, or financial resources, and their managements may be dependent on a limited number of key individuals. The securities of small companies may have limited market liquidity and may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general.

EMERGING MARKETS. The risks of foreign investing are of greater concern in the case of investments in emerging markets which may exhibit greater price volatility and have less liquidity. Furthermore, the economies of emerging market countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, managed adjustments in relative currency values, and other protectionist measures applied internally or imposed by the countries with which they trade. These emerging market economies also have been and may continue to be adversely affected by economic conditions in the countries with which they trade.

HEDGING TECHNIQUES. The Fund's ability to establish and close out positions in futures contracts and options will be subject to the existence of a liquid secondary market. Although the Fund generally will purchase or sell only those futures contracts and options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular futures contract or option or at any particular time.

Transactions in options involve special risks. The Fund may not be able to enter into a closing transaction to cancel its obligations with respect to the options it has written or purchased. If an option purchased by the Fund expires unexercised, the Fund will lose the premium it paid. In addition, the Fund could suffer a loss if the premium paid by the Fund in a closing transaction exceeds the premium income it received. When the Fund writes a call option, its ability to participate in the capital appreciation of the underlying obligation is limited.

CONFLICTS OF INTEREST. The Sub-Advisor may determine from time to time that some investment opportunities are appropriate for certain of its clients and not others, including the Fund, as the Fund has an investment objective that may vary from that of other clients. For these and other reasons, such as differing time horizons, liquidity needs, tax consequences and assessments of general market conditions and of individual securities (including options), Fund investment transactions may or may not vary from decisions made for others by the Sub-Advisor. It may also occasionally be necessary to allocate limited investment opportunities among the Fund and other clients of the Sub-Advisor, on a fair and equitable basis deemed appropriate by the Sub-Advisor.

FACTORS TO CONSIDER. The Fund is not intended to be a complete investment program and there can be no assurance that the Fund will achieve its investment objective. To the extent that the major portion of the Fund's portfolio is invested in equity securities, it may be expected that the net asset value of the Fund will be subject to greater fluctuation than a portfolio containing mostly fixed income securities.


OTHER INVESTMENT TECHNIQUES

MONEY MARKET INSTRUMENTS. Money market instruments will typically represent a portion of the Fund's portfolio, as funds awaiting investment, to accumulate cash for anticipated purchases of portfolio securities and to provide for shareholder redemptions and operational expenses of the Fund. For temporary defensive purposes, when the Sub-Advisor determines that market conditions warrant, the Fund may depart from its normal investment objective and money market instruments may be emphasized, even to the point that 100% of the Fund's assets may be so invested. Money market instruments mature in thirteen months or less from the date of purchase and include U.S. Government Securities and corporate debt securities (including those subject to repurchase agreements), bankers' acceptances and certificates of deposit of domestic branches of U.S. banks, and commercial paper (including variable amount demand master notes). At the time of purchase, money market instruments will have a short-term rating in the highest category by Moody's or S&P or, if not rated, issued by a corporation having an outstanding unsecured debt issue rated A or better by Moody's or S&P or, if not so rated, of equivalent quality in the Sub-Advisor's opinion. See the Statement of Additional Information for a further description of money market investments.

BORROWING. The Fund may borrow, temporarily, up to 5% of its total assets for extraordinary purposes and may increase this limit to 33.3% of its total assets to meet redemption requests which might otherwise require untimely disposition of portfolio holdings. To the extent the Fund borrows for these purposes, the effects of market price fluctuations on portfolio net asset value will be exaggerated. If while such borrowing is in effect, the value of the Fund's assets declines, the Fund would be forced to liquidate portfolio securities when it is disadvantageous to do so. The Fund would incur interest and other transaction costs in connection with such borrowing. The Fund will not make any additional investments while its outstanding borrowings exceed 5% of the current value of its total assets.

LENDING PORTFOLIO SECURITIES. The Fund may make short-term loans of its portfolio securities to banks, brokers and dealers. Lending portfolio securities exposes the Fund to the risk that the borrower may fail to return the loaned securities or may not be able to provide additional collateral or that the Fund may experience delays in recovery of the loaned securities or loss of rights in the collateral if the borrower fails financially. To minimize these risks, the borrower must agree to maintain collateral marked to market daily, in the form of cash and/or liquid high-grade debt obligations, with the Fund's Custodian in an amount at least equal to the market value of the loaned securities. The Fund will limit the amount of its loans of portfolio securities to no more than 25% of its net assets. This lending policy may not be changed without the affirmative vote of a majority of its outstanding shares.


PORTFOLIO TURNOVER. By utilizing the approach to investing described herein, and assuming continuation of existing market dynamics, annual portfolio turnover is expected to average between 25% and 50%, and will generally not exceed 100%. Market conditions may dictate, however, a higher rate of portfolio turnover in a particular year. The degree of portfolio activity affects the brokerage costs of the Fund and may have an impact on the amount of taxable distributions to shareholders. The portfolio turnover of the Fund for the fiscal year ended March 31, 1997 was 70%.


REPURCHASE AGREEMENTS. The Fund may acquire U.S. Government Securities or other high-grade debt securities subject to repurchase agreements. A repurchase agreement transaction occurs when the Fund acquires a security and simultaneously resells it to the vendor (normally a member bank of the Federal Reserve or a registered Government Securities dealer) for delivery on an agreed upon future date. The repurchase price exceeds the purchase price by an amount which reflects an agreed upon interest rate earned by the Fund effective for the period of time during which the repurchase agreement is in effect. Delivery pursuant to the resale typically will occur within one to five days of the purchase. For purposes of the Investment Company Act of 1940 (the "1940 Act"), a repurchase agreement is considered to be a loan collateralized by the securities subject to the repurchase agreement. The Fund will not enter into a repurchase agreement which will cause more than 15% of its assets to be invested in repurchase agreements which extend beyond seven days and other illiquid securities.

INVESTMENT COMPANIES. The Fund may invest in the securities of open-end and closed-end investment companies which are generally authorized to invest in securities eligible for purchase by the Fund. To the extent the Fund does so, Fund shareholders would indirectly pay a portion of the operating costs of the underlying investment companies. These costs include management, brokerage, shareholder servicing and other operational expenses. Indirectly, then, shareholders may pay higher operational costs than if they owned the underlying investment companies directly. In addition, shares of closed-end investment companies frequently trade at a discount from their net asset values. This characteristic of shares of a closed-end investment company is a risk separate and distinct from the risk that its net asset value will decrease.

The Fund does not presently intend to invest more than 10% of its total assets in securities of other investment companies. In addition, the Fund will not invest more than 5% of its total assets in securities of any single investment company, nor will it purchase more than 3% of the outstanding voting securities of any investment company.

HOW TO PURCHASE SHARES
===============================================================================

THERE ARE NO SALES COMMISSIONS CHARGED TO INVESTORS. Assistance in opening accounts may be obtained from the Administrator by calling 1-800-443-4249, or by writing to the Fund at the address shown below for regular mail orders. Assistance is also available through any broker-dealer authorized to sell shares of the Fund. Such broker-dealer may charge you a fee for its services. Payment for shares purchased may be made through your account at the broker-dealer processing your application and order to purchase. Your investment will purchase shares at the Fund's net asset value next determined after your order is received by the Fund in proper order as indicated herein. The minimum initial investment in the Fund, unless stated otherwise herein, is $5,000. The Fund may, in the Advisor's sole discretion, accept certain accounts with less than the stated minimum initial investment.

Payment must be made by check or money order drawn on a U.S. bank and payable in U.S. dollars. All orders received by the Administrator, whether by mail, bank wire or facsimile order from a qualified broker-dealer, prior to 4:00 p.m., Eastern time, will purchase shares at the net asset value next determined on that business day. If your order is not received by 4:00 p.m., Eastern time, your order will purchase shares at the net asset value determined on the next business day. (See "How Net Asset Value is Determined.")

Due to Internal Revenue Service ("IRS") regulations, applications without social security or tax identification numbers will not be accepted. If, however, you have already applied for a social security or tax identification number at the time of completing your account application, the application should so indicate. The Fund is required to, and will, withhold taxes on all distributions and redemption proceeds if the number is not delivered to the Fund within 60 days.

Investors should be aware that the Fund's account application contains provisions in favor of the Fund, the Administrator and certain of their affiliates, excluding such entities from certain liabilities (including, among others, losses resulting from unauthorized shareholder transactions) relating to the various services made available to investors.

Should an order to purchase shares be cancelled because your check does not clear, you will be responsible for any resulting losses or fees incurred by the Fund or the Administrator in the transaction.

REGULAR MAIL ORDERS. Please complete and sign the Account Application form accompanying this Prospectus and send it with your check, made payable to The Jamestown International Equity Fund, and mail it to:

         The Jamestown International Equity Fund
         c/o Shareholder Services
         P.O. Box 5354
         Cincinnati, Ohio  45201-5354

BANK WIRE ORDERS. Investments can be made directly by bank wire. To establish a new account or add to an existing account by wire, please call the Fund, at 1-800-443-4249, before wiring funds, to advise the Fund of the investment, the dollar amount and the account registration. This will ensure prompt and accurate handling of your investment. Please have your bank use the following wiring instructions to purchase by wire:

         Star Bank, N.A.
         Cinti/Trust
         ABA# 042000013
         For Williamsburg Investment Trust #485777056
         For The Jamestown International Equity Fund
         (Shareholder name and account number or tax identification number)

It is important that the wire contain all the information and that the Fund receives prior telephone notification to ensure proper credit. Once your wire is sent you should, as soon as possible thereafter, complete and mail your Account Application to the Fund as described under "Regular Mail Orders," above.

ADDITIONAL INVESTMENTS. You may add to your account by mail or wire (minimum additional investment of $1,000) at any time by purchasing shares at the then current net asset value as aforementioned. Before making additional investments by bank wire, please call the Fund at 1-800-443-4249 to alert the Fund that your wire is to be sent. Follow the wire instructions above to send your wire. When calling for any reason, please have your account number ready, if known. Mail orders should include, when possible, the "Invest by Mail" stub which is attached to your Fund confirmation statement. Otherwise, be sure to identify your account in your letter.

AUTOMATIC INVESTMENT PLAN. The automatic investment plan enables shareholders to make regular monthly or quarterly investment in shares through automatic charges to their checking account. With shareholder authorization and bank approval, the Administrator will automatically charge the checking account for the amount specified ($100 minimum) which will be automatically invested in shares at the net asset value on or about the last business day of the month or quarter. The shareholder may change the amount of the investment or discontinue the plan at any time by writing to the Administrator.

EMPLOYEES AND AFFILIATES OF THE FUND. The minimum purchase requirement is not applicable to accounts of Trustees, officers or employees of the Fund or certain parties related thereto. The minimum initial investment for such accounts is $1,000. See the Statement of Additional Information for further details.

STOCK CERTIFICATES. Stock certificates will not be issued for your shares. Evidence of ownership will be given by issuance of periodic account statements which will show the number of shares owned.


HOW TO REDEEM SHARES
===============================================================================
Shares of the Fund may be redeemed on each day that the Fund is open for business by sending a written request to the Fund. The Fund is open for business on each day the New York Stock Exchange (the "Exchange") is open for business. Any redemption may be for more or less than the purchase price of your shares depending on the market value of the Fund's portfolio securities. All redemption orders received in proper form, as indicated herein, by the Administrator prior to 4:00 p.m., Eastern time, will redeem shares at the net asset value determined as of that business day's close of trading. Otherwise, your order will redeem shares on the next business day. You may also redeem your shares through a broker-dealer who may charge you a fee for its services.

The Board of Trustees reserves the right to involuntarily redeem any account having an account value of less than $5,000 (due to redemptions, exchanges or transfers, and not due to market action) upon 60 days' written notice. If the shareholder brings his account value up to $5,000 or more during the notice period, the account will not be redeemed. Redemptions from retirement plans may be subject to tax withholding.

If you are uncertain of the requirements for redemption, please contact the Fund, at 1-800-443-4249, or write to the address shown below.

REGULAR MAIL REDEMPTIONS. Your request should be addressed to The Jamestown International Equity Fund, P.O. Box 5354, Cincinnati, Ohio 45201-5354. Your request for redemption must include:

1) your letter of instruction or a stock assignment specifying the account number, and the number of shares or dollar amount to be redeemed. This request must be signed by all registered shareholders in the exact names in which they are registered;

2) any required signature guarantees (see "Signature Guarantees"); and

3) other supporting legal documents, if required in the case of estates, trusts, guardianships, custodianships, corporations, partnerships, pension or profit sharing plans, and other organizations.

Your redemption proceeds will be mailed to you within three business days after receipt of your redemption request. However, the Fund may delay forwarding a redemption check for recently purchased shares while it determines whether the purchase payment will be honored. Such delay (which may take up to 15 days) may be reduced or avoided if the purchase is made by certified check, government check or wire transfer. In such cases, the net asset value next determined after receipt of the request for redemption will be used in processing the redemption and your redemption proceeds will be mailed to you upon clearance of your check to purchase shares. The Fund may suspend redemption privileges or postpone the date of payment (i) during any period that the Exchange is closed, or trading on the Exchange is restricted as determined by the Securities and Exchange Commission (the "Commission"), (ii) during any period when an emergency exists as defined by the rules of the Commission as a result of which it is not reasonably practicable for the Fund to dispose of securities owned by it, or to fairly determine the value of its assets, and (iii) for such other periods as the Commission may permit.

You can choose to have redemption proceeds mailed to you at your address of record, your bank, or to any other authorized person, or you can have the proceeds sent by bank wire to your bank ($5,000 minimum). Shares of the Fund may not be redeemed by wire on days in which your bank is not open for business. Redemption proceeds will only be sent to the bank account or person named in your Account Application currently on file with the Fund. You can change your redemption instructions anytime you wish by filing a letter including your new redemption instructions with the Fund. (See "Signature Guarantees.")

There is currently no charge by the Administrator for wire redemptions. However, the Administrator reserves the right, upon thirty days' written notice, to make reasonable charges for wire redemptions. All charges will be deducted from your account by redemption of shares in your account. Your bank or brokerage firm may also impose a charge for processing the wire. In the event that wire transfer of funds is impossible or impractical, the redemption proceeds will be sent by mail to the designated account.

SIGNATURE GUARANTEES. To protect your account and the Fund from fraud, signature guarantees are required to be sure that you are the person who has authorized a change in registration, or standing instructions, for your account. Signature guarantees are required for (1) change of registration requests, and (2) requests to establish or change redemption services other than through your initial account application. Signature guarantees are acceptable from a member bank of the Federal Reserve System, a savings and loan institution, credit union, registered broker-dealer or a member firm of a U.S. Stock Exchange, and must appear on the written request for redemption, or change of registration.

SYSTEMATIC WITHDRAWAL PLAN. A shareholder who owns shares of the Fund valued at $25,000 or more at the current offering price may establish a Systematic Withdrawal Plan to receive a monthly or quarterly check in a stated amount not less than $100. Each month or quarter as specified, the Fund will automatically redeem sufficient shares from your account to meet the specified withdrawal amount. The shareholder may establish this service whether dividends and distributions are reinvested or paid in cash. Systematic withdrawals may be deposited directly to the shareholder's bank account by completing the applicable section on the Account Application form accompanying this Prospectus, or by calling or writing the Fund. See the Statement of Additional Information for further details.

HOW NET ASSET VALUE IS DETERMINED
===============================================================================
The net asset value of the Fund is determined on each business day that the Exchange is open for trading, as of the close of the Exchange (currently 4:00 p.m., Eastern time). Securities held by the Fund may be primarily listed on foreign exchanges or traded in foreign markets which are open on days (such as Saturdays and U.S. holidays) when the New York Stock Exchange is not open for business. As a result, the net asset value per share of the Fund may be significantly affected by trading on days when the Fund is not open for business. Net asset value per share is determined by dividing the total value of all Fund securities (valued at market value) and other assets, less liabilities, by the total number of shares then outstanding. Net asset value includes interest on fixed income securities, which is accrued daily. See the Statement of Additional Information for further details.

Securities which are traded over-the-counter are priced at the last sale price, if available, otherwise, at the last quoted bid price. Securities traded on a national stock exchange will be valued based upon the closing price on the valuation date on the principal exchange where the security is traded. Fixed-income securities will ordinarily be traded in the over-the-counter market and common stocks will ordinarily be traded on a national securities exchange, but may also be traded in the over-the-counter market. Foreign securities are valued on the basis of quotations from the primary market in which they are traded and are translated from the local currency into U.S. dollars using currency exchange rates. Securities and other assets for which no quotations are readily available will be valued in good faith at fair value using methods determined by the Board of Trustees.


MANAGEMENT OF THE FUND
===============================================================================
The Fund is a diversified series of the Williamsburg Investment Trust (the "Trust"), an investment company organized as a Massachusetts business trust in July 1988, which was formerly known as The Nottingham Investment Trust. The Board of Trustees has overall responsibility for management of the Fund under the laws of Massachusetts governing the responsibilities of trustees of business trusts. The Statement of Additional Information identifies the Trustees and officers of the Trust and the Fund and provides information about them.


INVESTMENT ADVISOR. Subject to the authority of the Board of Trustees, Lowe, Brockenbrough & Tattersall, Inc. (the "Advisor") provides the Fund with general investment supervisory services pursuant to an Investment Advisory Agreement with the Trust.

The Advisor was organized as a Virginia corporation in 1970 and is controlled by Austin Brockenbrough III. In addition to acting as Advisor to the Fund, the Advisor also provides investment advice to corporations, trusts, pension and profit sharing plans, other business and institutional accounts and individuals. The Advisor also serves as investment advisor to The Jamestown Balanced Fund, The Jamestown Equity Fund and The Jamestown Tax Exempt Virginia Fund (three series of the Trust), the subjects of separate prospectuses.

Compensation of the Advisor is at the annual rate of 1.00% of the Fund's average daily net assets. For the fiscal year ended March 31, 1997, the Advisor received $211,861 in investment advisory fees from the Fund (net of fee waivers), which represented 0.89% of the Fund's average daily net assets.

The Advisor currently intends to waive its advisory fees to the extent necessary to limit the total operating expenses of the Fund to 1.60% per annum of its average daily net assets. However, there is no assurance that any voluntary fee waivers will continue in the current or future fiscal years, and expenses of the Fund may therefore exceed 1.60% of its average daily net assets.

The Advisor's address is 6620 West Broad Street, Suite 300, Richmond, Virginia 23230.

SUB-ADVISOR. Subject to the authority of the Board of Trustees and the supervision of the Advisor, Oechsle International Advisors, L.P. (the "Sub-Advisor") provides the Fund with a continuous program of supervision of the Fund's assets, including the composition of its portfolio, and furnishes advice and recommendations with respect to investments, investment policies and the purchase and sale of securities, pursuant to a Sub-Advisory Agreement with the Trust and the Advisor. The Sub-Advisor is also responsible for the selection of broker-dealers through which the Fund executes portfolio transactions, subject to brokerage policies established by the Trustees.


Oechsle Group, L.P. is the General Partner of the Sub-Advisor. The limited partners of the Sub-Advisor are Dresdner Asset Management (U.S.A.) Corporation (a subsidiary of Dresdner Bank A.G.) and the OIA Limited Partnership Interest Trust (which is beneficially owned by the partners of the Sub-Advisor). The Managing Partner of Oechsle Group, L.P. is Walter Oechsle. Mr. Oechsle, who has 35 years experience in the international investment arena, began his career at Arnhold and S. Bleichroeder before moving to Putnam to become the President and Chief Investment Officer of Putnam International Advisors. In 1986, Mr. Oechsle left with most of the team from Putnam International Advisors and established the Sub-Advisor. The founding partners of the Sub-Advisor have an average tenure of fourteen years with the current investment team. The Sub-Advisor has twenty investment professionals located in offices in Boston, Frankfurt, London and Tokyo. The Sub-Advisor manages over $10 billion in international assets in separately managed and commingled accounts for private and institutional investors.

Since January 1997, Kathleen Harris has primary responsibility for the day-to-day management of the Fund's portfolio. Ms. Harris has been employed by the Sub-Advisor since January 1995. Prior to her employment with the Sub-Advisor, she was Portfolio Manager and Investment Director for the State of Wisconsin Investment Board, where she managed international equity assets. Walter Oechsle participates in the management of the Fund particularly with respect to country asset allocation decisions, which are made by both Mr. Oechsle and Ms. Harris.

Compensation of the Sub-Advisor is paid by the Advisor (not the Fund) in the amount of one-half of the advisory fee received by the Advisor (net of any advisory fee waivers).

The Sub-Advisor's address is One International Place, Boston, Massachusetts
02110.


ADMINISTRATOR. The Fund has retained Countrywide Fund Services, Inc., P.O. Box 5354, Cincinnati, Ohio 45201, to provide administrative, pricing, accounting, dividend disbursing, shareholder servicing and transfer agent services. The Administrator is a wholly-owned indirect subsidiary of Countrywide Credit Industries, Inc., a New York Stock Exchange listed company principally engaged in the business of residential mortgage lending. The Administrator supplies executive, administrative and regulatory services, supervises the preparation of tax returns, and coordinates the preparation of reports to shareholders and reports to and filings with the Securities and Exchange Commission and state securities authorities. In addition, the Administrator calculates daily net asset value per share and maintains such books and records as are necessary to enable it to perform its duties.


The Fund pays the Administrator a fee for these services at the annual rate of 0.25% of the average value of its daily net assets up to $25 million, 0.225% on the next $25 million of such assets and 0.20% of such assets in excess of $50 million; provided, however, that the minimum fee is $4,000 per month. The Administrator also charges the Fund for certain costs involved with the daily valuation of investment securities and is reimbursed for out-of-pocket expenses.

CUSTODIAN. The Custodian of the Fund's assets is The Northern Trust Company (the "Custodian"). The Custodian's mailing address is 50 South LaSalle Street, Chicago, Illinois 60675. The Advisor, Sub-Advisor, Administrator or interested persons thereof may have banking relationships with the Custodian.


OTHER FUND COSTS. The Fund pays all expenses not assumed by the Advisor, including its fees. Fund expenses include, among others, the fees and expenses, if any, of the Trustees and officers who are not "affiliated persons" of the Advisor or the Sub-Advisor, fees of the Fund's Custodian, interest expense, taxes, brokerage fees and commissions, fees and expenses of the Fund's shareholder servicing operations, fees and expenses of qualifying and registering the Fund's shares under federal and state securities laws, expenses of preparing, printing and distributing prospectuses and reports to existing shareholders, auditing and legal expenses, insurance expenses, association dues, and the expense of shareholders' meetings and proxy solicitations. The Fund is also liable for any nonrecurring expenses that may arise such as litigation to which the Fund may be a party. The Fund may be obligated to indemnify the Trustees and officers with respect to such litigation. All expenses of the Fund are accrued daily on the books of the Fund at a rate which, to the best of its belief, is equal to the actual expenses expected to be incurred by the Fund in accordance with generally accepted accounting practices. For the fiscal year ended March 31, 1997, the expense ratio of the Fund was 1.60% of its average net assets after expense reimbursements.


BROKERAGE. The Fund as adopted brokerage policies which allow the Sub-Advisor to prefer brokers which provide research or other valuable services to the Sub-Advisor and/or the Fund. In all cases, the primary consideration for selection of broker-dealers through which to execute brokerage transactions will be to obtain the most favorable price and execution for the Fund. Research services obtained through the Fund's brokerage transactions may be used by the Sub-Advisor for its other clients; conversely, the Fund may benefit from research services obtained through the brokerage transactions of the Sub-Advisor's other clients. Subject to the requirements of the 1940 Act and procedures adopted by the Board of Trustees, the Fund may execute portfolio transactions through any broker or dealer and pay brokerage commissions to a broker (i) which is an affiliated person of the Trust, or (ii) which is an affiliated person of such person, or (iii) an affiliated person of which is an affiliated person of the Trust, the Advisor or the Sub-Advisor. The Statement of Additional Information contains more information about the management and brokerage practices of the Fund.


DIVIDENDS, DISTRIBUTIONS, TAXES AND
OTHER INFORMATION
===============================================================================

The Statement of Additional Information contains additional information about the federal income tax implications of an investment in the Fund in general and, particularly, with respect to dividends and distributions and other matters. Shareholders should be aware that dividends from the Fund which are derived in whole or in part from interest on U.S. Government Securities may not be taxable for state income tax purposes. Other state income tax implications are not covered, nor is this discussion exhaustive on the subject of federal income taxation. Consequently, investors should seek qualified tax advice.

The Fund intends to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986 (the "Code") and will distribute all of its net income and realized capital gains to shareholders. Shareholders are liable for taxes on distributions of net income and realized capital gains of the Fund but, of course, shareholders who are not subject to tax on their income will not be required to pay taxes on amounts distributed to them. The Fund intends to declare dividends quarterly, payable in March, June, September and December, on a date selected by the Trustees. In addition, distributions may be made annually in December out of any net short-term or long-term capital gains derived from the sale of securities realized through October 31 of that year. The Fund may make a supplemental distribution of capital gains at the end of its fiscal year. The nature and amount of all dividends and distributions will be identified separately when tax information is distributed by the Fund at the end of each year. The Fund intends to withhold 30% on taxable dividends and any other payments that are subject to such withholding and are made to persons who are neither citizens nor residents of the U.S.

Distributions resulting from the sale of foreign currencies and foreign obligations, to the extent of foreign exchange gains, are taxed as ordinary income or loss. If these transactions result in reducing the Fund's net income, a portion of the income may be classified as a return of capital (which will lower your tax basis). If the Fund pays nonrefundable taxes to foreign governments during the year, the taxes will reduce the Fund's net investment income but still may be included in your taxable income. However, you may be able to claim an offsetting tax credit or itemized deduction on your return for your portion of foreign taxes paid by the Fund.

Under applicable tax law, the Fund may be required to limit its gains from hedging in foreign currency forwards, futures and options. Although it is anticipated the Fund will comply with such limits, the Fund's extensive use of these hedging techniques involves greater risk of unfavorable tax consequences than funds not engaging in such techniques. Hedging may also result in the application of the mark-to-market and straddle provisions of the Internal Revenue Code. These provisions could result in an increase (or decrease) in the amount of taxable dividends paid by the Fund as well as affect whether dividends paid by the Fund are classified as capital gain or ordinary income.

There is no fixed dividend rate, and there can be no assurance as to the payment of any dividends or the realization of any gains. Current practice of the Fund, subject to the discretion of the Board of Trustees, is for declaration and payment of income dividends during the last week of each calendar quarter. All dividends and capital gains distributions are reinvested in additional shares of the Fund unless the shareholder requests in writing to receive dividends and/or capital gains distributions in cash. That request must be received by the Fund prior to the record date to be effective as to the next dividend. Tax consequences to shareholders of dividends and distributions are the same if received in cash or if received in additional shares of the Fund.

TAX STATUS OF THE FUND. If the Fund is qualified as a "regulated investment company" under the Code, it will not be liable for federal income taxes on amounts paid as dividends and distributions. The Code contains a number of complex requirements which an investment company must meet in order to qualify. For a more detailed discussion of the tax status of the Fund, see "Additional Tax Information" in the Statement of Additional Information.

DESCRIPTION OF FUND SHARES AND OTHER MATTERS. The Declaration of Trust of the Williamsburg Investment Trust currently provides for the shares of eleven funds, or series, to be issued. Shares of all eleven series have currently been issued, in addition to the Fund: shares of the FBP Contrarian Balanced Fund and the FBP Contrarian Equity Fund, which are managed by Flippin, Bruce & Porter, Inc. of Lynchburg, Virginia; shares of The Government Street Equity Fund, The Government Street Bond Fund and The Alabama Tax Free Bond Fund, which are managed by T. Leavell & Associates, Inc. of Mobile, Alabama; shares of The Jamestown Bond Fund and The Jamestown Short Term Bond Fund, which are managed by Lowe, Brockenbrough & Tattersall Strategic Advisors, Inc. of Richmond, Virginia; and shares of The Jamestown Balanced Fund, The Jamestown Equity Fund and The Jamestown Tax Exempt Virginia Fund, which are managed by Lowe, Brockenbrough & Tattersall, Inc. The Trustees are permitted to create additional series, or funds, at any time.

Shares are freely transferable, have no preemptive or conversion rights and, when issued, are fully paid and non-assessable. Upon liquidation of the Trust or a particular Fund of the Trust, holders of the outstanding shares of the Fund being liquidated shall be entitled to receive, in proportion to the number of shares of the Fund held by them, the excess of that Fund's assets over its liabilities. Each outstanding share is entitled to one vote for each full share and a fractional vote for each fractional share, on all matters which concern the Trust as a whole. On any matter submitted to a vote of shareholders, all shares of the Trust then issued and outstanding and entitled to vote, irrespective of the Fund, shall be voted in the aggregate and not by Fund, except (i) when required by the 1940 Act, shares shall be voted by individual Fund; and (ii) when the matter does not affect any interest of a particular Fund, then only shareholders of the affected Fund or Fund shall be entitled to vote thereon. Examples of matters which affect only a particular Fund could be a proposed change in the fundamental investment objectives or policies of that Fund or a proposed change in the investment advisory agreement for a particular Fund. The shares of the Fund have noncumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect all of the Trustees if they so choose.

The Declaration of Trust provides the Trustees may hold office indefinitely, except that: (1) any Trustee may resign or retire; (2) any Trustee may be removed with or without cause at any time: (a) by a written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (b) by vote of shareholders holding not less than two-thirds of the outstanding shares of the Trust, cast in person or by proxy at a meeting called for that purpose; or (c) by a written declaration signed by shareholders holding not less than two-thirds of the outstanding shares of the Trust and filed with the Trust's custodian. In case a vacancy or an anticipated vacancy shall for any reason exist, the vacancy shall be filled by the affirmative vote of a majority of the remaining Trustees, subject to the provisions of Section 16(a) of the 1940 Act.

Any group of shareholders representing 10% or more of the shares then outstanding may call a meeting for the purpose of removing one or more of the Trustees. If shareholders desire to call a meeting to consider the removal of one or more Trustees, they will be assisted in communicating with other shareholders. See the Statement of Additional Information for more information. Shareholder inquiries may be made in writing, addressed to the Fund at the address shown on the cover.

Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for the obligations of the Trust. The Declaration of Trust, therefore, contains provisions which are intended to mitigate such liability. See the Statement of Additional Information for further information about the Trust and its shares.

CALCULATION OF PERFORMANCE DATA. From time to time the Fund may advertise its total return. The Fund may also advertise yield. Both yield and total return figures are based on historical earnings and are not intended to indicate future performance.

The "total return" of the Fund refers to the average annual compounded rates of return over 1, 5 and 10 year periods that would equate an initial amount invested at the beginning of a stated period to the ending redeemable value of the investment. The calculation of total return assumes the reinvestment of all dividends and distributions, includes all recurring fees that are charged to all shareholder accounts and deducts all nonrecurring charges at the end of each period. If a Fund has been operating less than 1, 5 or 10 years, the time period during which the Fund has been operating is substituted.

In addition, the Fund may advertise other total return performance data ("Nonstandardized Return"). Nonstandardized Return shows as a percentage rate of return encompassing all elements of return (i.e., income and capital appreciation or depreciation); it assumes reinvestment of all dividends and capital gain distributions. Nonstandardized Return may be quoted for the same or different periods as those for which standardized return is quoted. Nonstandardized Return may consist of a cumulative percentage rate of return, actual year-by-year rates or any combination thereof.

The "yield" of the Fund is computed by dividing the net investment income per share earned during a thirty-day (or one month) period stated in the advertisement by the maximum offering price per share on the last day of the period (using the average number of shares entitled to receive dividends). The yield formula assumes that net investment income is earned and reinvested at a constant rate and annualized at the end of a six-month period. For the purpose of determining net investment income, the calculation includes among expenses of the Fund all recurring fees that are charged to all shareholder accounts and any nonrecurring charges for the period stated.


                     THE JAMESTOWN INTERNATIONAL EQUITY FUND

                                                 Send completed application to:
                                        THE JAMESTOWN INTERNATIONAL EQUITY FUND
                                                           Shareholder Services
FUND SHARES APPLICATION                                           P.O. Box 5354
(Please type or print clearly)                        Cincinnati, OH 45201-5354

===============================================================================
ACCOUNT REGISTRATION

o INDIVIDUAL  _________________________________________________________________
              (First Name)(Middle Initial)(Last Name)    (Birthdate)     (SS#)

o JOINT*      _________________________________________________________________
              (First Name)(Middle Initial)(Last Name)    (Birthdate)     (SS#)

*Joint accounts will be registered joint tenants with the right of survivorship unless otherwise indicated.

o UGMA/UTMA   ______________________________ under the_______   Uniform Gifts/
             (First Name)(Middle Initial)(Last Name)  (State)   Transfers to
                                                                Minors Act

              _____________________________________________________as Custodian
              (First Name)       (Middle Name)      (Last Name)


              _________________________________________________________________
              (Birthdate of Minor)          (SS # of Minor)

o FOR CORPORATIONS,
  PARTNERSHIPS, TRUSTS,
  RETIREMENT PLANS AND
  THIRD PARTY IRAS
              _________________________________________________________________
              Name of Corporation or Partnership. If a Trust, include the name(s) of Trustees in which account will be registered, and the date of the Trust instrument.

              _________________________________________________________________
                         (Taxpayer Identification Number)

===============================================================================
ADDRESS

Street or P.O. Box_____________________________________________________________

City_________________________________________State____________Zip______________

Telephone________________________.S. Citizen___Resident Alien__Non Resident (Country of Residence)______

===============================================================================
DUPLICATE CONFIRMATION ADDRESS (if desired)

Name___________________________________________________________________________

Street or P.O. Box_____________________________________________________________

City_________________________________________State____________Zip______________


===============================================================================
INITIAL INVESTMENT (Minimum initial investment:  $5,000)

o Enclosed is a check payable to THE JAMESTOWN INTERNATIONAL EQUITY FUND for $__________________

o  Funds were wired to Star Bank on____________________________________in the amount of $_____________________

By Mail:You may purchase shares by mail by completing and signing this application. Please mail with your check to the address above.

By Wire:You may purchase shares by wire. PRIOR TO SENDING THE WIRE, PLEASE CONTACT THE FUND AT 1-800-443-4249 SO THAT YOUR WIRE TRANSFER IS PROPERLY CREDITED TO YOUR ACCOUNT. Please forward your completed application by mail immediately thereafter to the Fund. The wire should be routed as follows:

               STAR BANK, N.A.
               CINTI/TRUST
               ABA # 042000013
               FOR CREDIT WILLIAMSBURG INVESTMENT TRUST #485777056
               FOR THE JAMESTOWN INTERNATIONAL EQUITY FUND
               FOR (SHAREHOLDER NAME AND SOCIAL SECURITY OR TAXPAYER ID NUMBER)

===============================================================================
DIVIDEND AND DISTRIBUTION INSTRUCTIONS

o Reinvest all dividends and capital gains distributions
o Reinvest all capital gain distributions; dividends to be paid in cash
o Pay all dividends and capital gain distributions in cash

         o By Check   o  By ACH to my bank checking or savings account.
                         PLEASE ATTACH A VOIDED CHECK.

SIGNATURE AUTHORIZATION - FOR USE BY CORPORATIONS, TRUSTS, PARTNERSHIPS AND OTHER INSTITUTIONS
Please retain a copy of this document for your files. Any modification of the information contained in this section will require an Amendment to this Application Form.

o  New Application   o  Amendment to previous Application dated______
Account No.______________________________

Name of Registered Owner_______________________________________________________

The following named person(s) are currently authorized signatories of the Registered Owner. Any of them is/are authorized under the applicable governing document to act with full power to sell, assign or transfer securities of THE JAMESTOWN INTERNATIONAL EQUITY FUND for the Registered Owner and to execute and deliver any instrument necessary to effectuate the authority hereby conferred:

           Name                     Title                Signature

__________________________    __________________    ______________________

__________________________    __________________    ______________________

__________________________    __________________    ______________________

THE JAMESTOWN INTERNATIONAL EQUITY FUND, or any agent of the Fund may, without inquiry, rely upon the instruction of any person(s) purporting to be an authorized person named above, or in any Amendment received by the Fund or its agent. The Fund and its Agent shall not be liable for any claims, expenses or losses resulting from having acted upon any instruction reasonably believed to be genuine.

===============================================================================
                              SPECIAL INSTRUCTIONS

REDEMPTION INSTRUCTIONS
Please honor any redemption instruction received via telegraphic or facsimile believed to be authentic.

o  Please mail redemption proceeds to the name and address of record

o Please wire redemptions to the commercial bank account indicated below (subject to a minimum wire transfer of $5,000)

SYSTEMATIC WITHDRAWAL
Please redeem sufficient shares from this account at the then net asset value, in accordance with the instructions below: (subject to a minimum $100 per distribution)

Dollar amount of each withdrawal $___________________ beginning the last business day of______________________

Withdrawals to be made:  o  Monthly   o  Quarterly

o  Please DEPOSIT DIRECTLY the proceeds to the bank account below

o  Please mail redemption proceeds to the name and address of record

AUTOMATIC INVESTMENT
Please purchase shares of The Jamestown International Equity Fund by withdrawing from the commercial bank account below, per the instructions below:

Amount $_______________(minimum $100)  Please make my acutomatic investment on:

_____________________________________  o the last business day of each month
           (Name of Bank)              o the 15th day of each month
is hereby authorized to charge to my   o both the 15th and last business day
account the bank draft amount here
indicated. I understand the payment
of this draft is subject to all
provisions of the contract as stated
on my bank account signature card.

_______________________________________________________________________________
  (Signature as your name appears on the bank account to be drafted)

Name as it appears on the account______________________________________________

Commercial bank account #______________________________________________________

ABA Routing #__________________________________________________________________

City, State and Zip in which bank is located___________________________________

For AUTOMATIC INVESTMENT or SYSTEMATIC WITHDRAWAL please attach a voided check from the above account.

===============================================================================
SIGNATURE AND TIN CERTIFICATION
I/We certify that I have full right and power, and legal capacity to purchase shares of the Fund and affirm that I have received a current prospectus and understand the investment objective and policies stated therein. I hereby ratify any instructions given pursuant to this Application and for myself and my successors and assigns do hereby release Countrywide Fund Services, Inc., Williamsburg Investment Trust, Lowe, Brockenbrough & Tattersall, Inc., and their respective officers, employees, agents and affiliates from any and all liability in the performance of the acts instructed herein provided that such entities have exercised due care to determine that the instructions are genuine. I certify under the penalties of perjury that (1) the Social Security Number or Tax Identification Number shown is correct and (2) I am not subject to backup withholding. The certifications in this paragraph are required from all non-exempt persons to prevent backup withholding of 31% of all taxable distributions and gross redemption proceeds under the federal income tax law. The Internal Revenue Service does not require your consent to any provision of this document other than the certifications required to avoid backup withholding. (Check here if you are subject to backup withholding) o.

___________________________________    _____________________________________
APPLICANT                      DATE    JOINT APPLICANT                  DATE

___________________________________    _____________________________________
OTHER AUTHORIZED SIGNATORY     DATE    OTHER AUTHORIZED SIGNATORY       DATE

                                  THE JAMESTOWN
                                   TAX EXEMPT
                                  VIRGINIA FUND

                                 A No-Load Fund






                                   PROSPECTUS
                                 AUGUST 1, 1997






                               Investment Advisor
                     Lowe, Brockenbrough & Tattersall, Inc.
                               Richmond, Virginia

THE JAMESTOWN TAX EXEMPT
VIRGINIA FUND

INVESTMENT ADVISOR
Lowe, Brockenbrough & Tattersall, Inc.
6620 West Broad Street
Suite 300
Richmond, Virginia 23230


ADMINISTRATOR
Countrywide Fund Services, Inc.
312 Walnut Street
P.O. Box 5354
Cincinnati, Ohio 45201-5354
1-800-443-4249


CUSTODIAN
Star Bank, N.A.
425 Walnut Street
Cincinnati, Ohio 45202

INDEPENDENT AUDITORS
Tait, Weller & Baker
Two Penn Center Plaza
Philadelphia, Pennsylvania 19102

LEGAL COUNSEL
Sullivan & Worcester, LLP
One Post Office Square
Boston, Massachusetts 02109

BOARD OF TRUSTEES
Austin Brockenbrough, III
John T. Bruce
Charles M. Caravati, Jr.
J. Finley Lee, Jr.
Richard Mitchell
Richard L. Morrill
Harris V. Morrissette
Fred T. Tattersall
Erwin H. Will, Jr.
Samuel B. Witt, III

OFFICERS
Austin Brockenbrough, III, President
Beth Ann Walk, Vice President

No person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, in connection with the offering contained in this Prospectus, and if given or made, such information or representations must not be relied upon as being authorized by the Fund. This Prospectus does not constitute an offer by the Fund to sell shares in any State to any person to whom it is unlawful for the Fund to make such offer in such State.

                                                                     PROSPECTUS
                                                                 August 1, 1997


                                  THE JAMESTOWN
                            TAX EXEMPT VIRGINIA FUND

                                 A No-Load Fund
===============================================================================
The investment objectives of THE JAMESTOWN TAX EXEMPT VIRGINIA FUND are to provide current income exempt from federal income taxes and from the personal income taxes of Virginia, to preserve capital, to limit credit risk and to take advantage of opportunities to increase income and enhance the value of your investment.


                               INVESTMENT ADVISOR
                     LOWE, BROCKENBROUGH & TATTERSALL, INC.
                               RICHMOND, VIRGINIA

The Jamestown Tax Exempt Virginia Fund (the "Fund") is a NO-LOAD, non-diversified, open-end series of the Williamsburg Investment Trust, a registered management investment company. This Prospectus provides you with the basic information you should know before investing in the Fund. You should read it and keep it for future reference. While there is no assurance that the Fund will achieve its investment objectives, it endeavors to do so by following the investment policies described in this Prospectus.

A Statement of Additional Information, dated August 1, 1997, containing additional information about the Fund, has been filed with the Securities and Exchange Commission and is incorporated by reference in this Prospectus in its entirety. The Fund's address is P.O. Box 5354, Cincinnati, Ohio 45201-5354, and its telephone number is 1-800-443-4249. A copy of the Statement of Additional Information may be obtained at no charge by calling or writing the Fund.


                                TABLE OF CONTENTS
===============================================================================

Prospectus Summary..........................................................2
Synopsis of Costs and Expenses..............................................3
Financial Highlights........................................................4
Investment Objectives, Investment Policies and Risk Considerations..........5
How to Purchase Shares......................................................9
How to Redeem Shares.......................................................10
How Net Asset Value is Determined..........................................12
Management of the Fund.....................................................12
Tax Status.................................................................13
Dividends, Distributions, Taxes and Other Information......................15
Appendix A: Description of Municipal Obligations...........................18
Appendix B: Factors Affecting Virginia Issuers.............................20
Application................................................................21


-------------------------------------------------------------------------------
THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

-------------------------------------------------------------------------------

PROSPECTUS SUMMARY
===============================================================================
THE JAMESTOWN TAX EXEMPT VIRGINIA FUND (the "Fund") is a NO-LOAD, non-diversified, open-end series of the Williamsburg Investment Trust, a registered management investment company commonly known as a "mutual fund." The Fund's investment objectives are to provide current income exempt from federal income taxes and from the personal income taxes of Virginia, to preserve capital, to limit credit risk and to take advantage of opportunities to increase income and enhance the value of your investment. While there is no assurance that the Fund will achieve its investment objectives, it endeavors to do so by following the investment policies described in this Prospectus.

INVESTMENT APPROACH. The Advisor's philosophy in managing fixed income portfolios is to emphasize a disciplined balance between sector selection and moderate portfolio duration shifts to enhance income and total return. Duration is an important concept in the Advisor's fixed income management philosophy and, in the Advisor's opinion, provides a better measure of interest rate sensitivity than maturity for many fixed income securities. The Fund intends to concentrate its investments in "high quality" bonds by maintaining at least 75% of the Fund's assets in bonds rated A or better. Due to the Fund's controlled duration and high quality standards, it expects to exhibit less volatility than would mutual funds with longer average maturities and lower quality portfolios.

Prospective investors should be aware that the net asset value of the shares of the Fund (as with any open-end investment company) will change as the general levels of interest rates fluctuate. When interest rates decline, the value of a portfolio invested at higher yields can be expected to rise. Conversely, when interest rates rise, the value of a portfolio invested at lower yields can be expected to decline. (See "Investment Objectives, Investment Policies and Risk Considerations.")

INVESTMENT ADVISOR. Lowe, Brockenbrough & Tattersall, Inc. (the "Advisor") serves as investment advisor to the Fund. For its services, the Advisor receives compensation of 0.40% of the daily average net assets of the Fund. The fees are reduced when the assets of the Fund exceed $250 million. (See "Management of the Fund.")

PURCHASE OF SHARES. Shares are offered "No-Load," which means they may be purchased directly from the Fund without the imposition of any sales or 12b-1 charges. The minimum initial purchase for the Fund is $25,000. Subsequent investments must be $500 or more. Shares may be purchased by individuals or organizations. (See "How to Purchase Shares.")

REDEMPTION OF SHARES. There is currently no charge for redemptions. Shares may be redeemed at any time in which the Fund is open for business at the net asset value next determined after receipt of a redemption request by the Fund. (See "How to Redeem Shares.")

DIVIDENDS AND DISTRIBUTIONS. Net investment income of the Fund is distributed monthly. Net capital gains, if any, are distributed annually. Shareholders may elect to receive dividends and capital gain distributions in cash or the dividends and capital gain distributions may be reinvested in additional Fund shares. (See "Dividends, Distributions, Taxes and Other Information.")

THE FUND. The Fund is registered as a non-diversified management investment company so that it will be able to invest more than 5% of its assets in obligations of each of one or more issuers. The proceeds of sales of shares of the Fund are used to buy securities (primarily municipal bonds and notes and other debt instruments, the interest on which is exempt from federal income taxes and from the personal income taxes of Virginia) for the portfolio of the Fund.


MANAGEMENT. The Fund is a series of the Williamsburg Investment Trust (the "Trust"), the Board of Trustees of which is responsible for overall management of the Trust and the Fund. The Trust has employed Countrywide Fund Services, Inc. (the "Administrator") to provide administration, accounting and transfer agent services. (See "Management of the Fund.")



SYNOPSIS OF COSTS AND EXPENSES
===============================================================================


SHAREHOLDER TRANSACTION EXPENSES: ...................................      None

ANNUAL FUND OPERATING EXPENSES:
   (As a percentage of average net assets)
Investment Advisory Fees (after waivers).............................     0.27%
Administrator's Fees.................................................     0.23%
Other Expenses.......................................................     0.25%
                                                                       --------

Total Fund Operating Expenses........................................     0.75%
                                                                       ========


EXAMPLE: You would pay the following expenses on a $1,000 investment, whether or not you redeem at the end of the period, assuming 5% annual return:

          1 YEAR           3 YEARS           5 YEARS         10 YEARS
---------------------------------------------------------------------
             $8              $24               $42              $93

The purpose of the foregoing table is to assist investors in the Fund in understanding the various costs and expenses that they will bear directly or indirectly. See "Management of the Fund" for more information about the fees and costs of operating the Fund. The Annual Fund Operating Expenses shown above are based upon actual operating history for the fiscal year ended March 31, 1997. Absent fee waivers by the Advisor, the Fund's investment advisory fees would have been 0.40% of average daily net assets and total fund operating expenses would have been 0.88% of average daily net assets. THE EXAMPLE SHOWN SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES IN THE FUTURE MAY BE GREATER OR LESS THAN THOSE SHOWN.

FINANCIAL HIGHLIGHTS
===============================================================================
The following audited financial information has been audited by Tait, Weller & Baker, independent accountants, whose report covering the fiscal year ended March 31, 1997 is contained in the Statement of Additional Information. This information should be read in conjunction with the Fund's latest audited annual financial statements and notes thereto, which are also contained in the Statement of Additional Information, a copy of which may be obtained at no charge by calling the Fund.

                                 Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Period

                                                                                                    Period
                                                              Years Ended March 31,                 Ended
                                                                                                   March 31,
                                                       1997           1996            1995          1994(a)
-----------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period.........   $       9.85    $       9.68    $      9.61    $     10.00
                                                  ------------   --------------  -------------  --------------

Income from investment operations:
   Net investment income.......................           0.45            0.45           0.44           0.23
   Net realized and unrealized gains (losses)
   on investments..............................         ( 0.02)           0.17           0.07         ( 0.39 )
                                                  ------------   --------------  -------------  --------------
Total from investment operations...............           0.43            0.62           0.51         ( 0.16 )
                                                  ------------   --------------  -------------  --------------

Less distributions:
   Dividends from net investment income........         ( 0.45)         ( 0.45)        ( 0.44 )       ( 0.23 )
                                                  ------------   --------------  -------------  --------------

Net asset value at end of period...............   $       9.83    $       9.85    $      9.68    $      9.61
                                                  ============   ==============  =============  ==============

Total return...................................          4.39%           6.51%          5.47%         (2.96)% (c)
                                                  ============   ==============  =============  ==============


Net assets at end of period (000's)............   $     11,197    $      8,779    $     7,712    $     2,056
                                                  ============   ==============  =============  ==============


Ratio of expenses to average net assets(b) ....          0.75%           0.75%          0.75%          0.75% (c)

Ratio of net investment income to average net assets     4.51%           4.57%          4.64%          4.07% (c)

Portfolio turnover rate........................            24%             14%            97%           33%


(a) Represents the period from the commencement of operations (September 1, 1993) through March 31, 1994.

(b) Absent investment advisory fees waived and/or expenses reimbursed by the Advisor, the ratios of expenses to average net assets would have been 0.88%, 1.04%, 1.62% and 4.83%(c) for the periods ended March 31, 1997, 1996, 1995 and 1994, respectively. (c)Annualized.

Further information about the performance of the Fund is contained in the Annual Report, a copy of which may be obtained at no charge by calling the Fund.

INVESTMENT OBJECTIVES, INVESTMENT
POLICIES AND RISK CONSIDERATIONS
===============================================================================
The investment objectives of the Fund are to provide current income exempt from federal income taxes and from the personal income taxes of Virginia, to preserve capital, to limit credit risk and to take advantage of opportunities to increase income and enhance the value of your investment. Any investment involves risk, and there can be no assurance that the Fund will achieve its investment objectives. The investment objectives of the Fund may not be altered without the prior approval of a majority (as defined by the Investment Company Act of 1940) of the Fund's shares.

The Fund is designed primarily to allow individual and institutional investors seeking tax exempt current income to take advantage of the professional investment management expertise of Lowe, Brockenbrough & Tattersall, Inc. The Fund maintains a policy of generating at least 80% of the Fund's annual income exempt from income tax and excluded from the calculation of the federal alternative minimum tax for individual taxpayers. The policy of the Fund will be to maintain an investment of at least 65% of the Fund's net assets in Virginia tax exempt securities during normal market conditions. The Advisor's philosophy in the management of fixed income securities utilizes a disciplined balance between sector selection and moderate portfolio duration shifts. The Advisor's determination of optimal duration for the Fund is based on economic indicators, inflation trends, credit demands, monetary policy and global influences as well as psychological and technical factors. The Fund endeavors to invest in securities and market sectors which the Advisor believes are undervalued by the marketplace. The selection of undervalued bonds by the Advisor is based on, among other things, historical yield relationships, credit risk, market volatility and absolute levels of interest rates, as well as supply and demand factors.

Although the Fund seeks to invest all the assets of the Fund in obligations exempt from federal and Virginia state income taxes, market conditions may from time to time limit the availability of such obligations. During periods when the Fund is unable to purchase such obligations for the portfolio of the Fund, the Fund will seek to invest the assets of the Fund in Municipal Obligations (as defined below) the interest on which would be exempt from federal income taxes, but which would be subject to the personal income taxes of Virginia. Also, as a temporary defensive measure during times of adverse market conditions, up to 50% of the assets of the Fund may be held in cash or invested in the short-term obligations described below.

DURATION. Duration is an important concept in the Advisor's fixed income management philosophy. "Duration" and "maturity" are different concepts and should not be substituted for one another for purposes of understanding the investment philosophy of the Fund. The Advisor believes that for most fixed income securities "duration" provides a better measure of interest rate sensitivity than maturity. Whereas maturity takes into account only the final principal payments to determine the risk of a particular bond, duration weights all potential cash flows (principal, interest and reinvestment income) on an expected present value basis, to determine the "effective life" of the security.

The Advisor intends to limit the portfolio duration of the Fund to a 2 year minimum and a 15 year maximum. The precise point of the Fund's duration within this range will depend on the Advisor's view of the market. For purposes of the Fund, the duration calculation used is Macaulay duration adjusted for option features (such as call features or prepayment options). Adjusting for option features requires assumptions with respect to the probability of that option being exercised. These assumptions will be determined by the Advisor based on then current market conditions.

The Fund expects the average maturity of its portfolio to be longer than the average duration. How much longer will depend upon, among other factors, the composition of coupons (higher coupons imply shorter duration), as well as overall interest rate levels (higher interest rates generally will result in shorter duration relative to maturity).

INVESTMENT GRADE SECURITIES. The Fund intends to limit its investment purchases to investment grade securities. The Fund defines investment grade securities as those securities which, in the Advisor's opinion, have the characteristics described by any of the nationally recognized statistical rating organizations ("NRSROs"), Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Ratings Group ("S&P"), Fitch Investors Service, Inc.("Fitch") or Duff & Phelps ("D&P"), in their four highest rating grades. For S&P, Fitch and D&P those ratings are AAA, AA, A and BBB. For Moody's those ratings are Aaa, Aa, A and Baa. For a description of each rating grade, see Appendix A.

The Fund requires that 75% of its assets must be rated at least A by Moody's, S&P, Fitch or D&P or, if not rated, are considered by the Advisor to have essentially the same characteristics and quality as securities having such ratings. There may also be instances where the Advisor purchases bonds which are rated A by one rating agency and which are not rated or rated lower than A by other rating agencies, and such purchase would be within the bounds of the 75% limitation previously stated. The final determination of quality and value will remain with the Advisor. The Fund intends to purchase bonds rated BBB by S&P, Fitch or D&P or Baa by Moody's only if in the Advisor's opinion these bonds have some potential to improve in value or credit rating. Lower rated issues (those rated lower than A) are considered speculative in certain respects. Although the Advisor utilizes the ratings of various credit rating services as one factor in establishing creditworthiness, it relies primarily upon its own analysis of factors establishing creditworthiness. For as long as the Fund holds a fixed income issue, the Advisor monitors the issuer's credit standing.

MUNICIPAL BONDS. The Fund intends to invest in a broad range of investment grade Municipal Obligations, including general obligation bonds, which are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest; revenue bonds, which are payable from the revenue derived from a particular facility or class of facilities or, in some cases, from annual appropriations made by the state legislature for the repayment of interest and principal or other specific revenue source, but not from the general taxing power; lease obligations backed by the municipality's covenant to budget for the payments due under the lease obligation; and certain types of industrial development bonds issued by or on behalf of public authorities to obtain funds for privately-operated facilities, provided that the interest paid on such securities qualifies as exempt from federal income tax. The value of the securities in which the Fund will invest usually fluctuates inversely with changes in prevailing interest rates.

For a general discussion of Municipal Obligations, the risks associated with an investment therein, and descriptions of the ratings of Municipal Obligations permitted as investments, see Appendix A. As used in this Prospectus, the terms "Municipal Obligations" and "tax exempt securities" are used interchangeably to refer to debt instruments issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies or instrumentalities, the interest on which is exempt from federal income tax (without regard to whether the interest thereon is also exempt from the personal income taxes of any State).

With respect to those Municipal Obligations which are not rated by a major rating agency, the Fund will be more reliant on the Advisor's judgment, analysis and experience than would be the case if such Municipal Obligations were rated. In evaluating the creditworthiness of an issue, whether rated or unrated, the Advisor may take into consideration, among other things, the issuer's financial resources, its sensitivity to economic conditions and trends, the operating history of and the community support for the facility financed by the issue, the ability of the issuer's management and regulatory matters.

SHORT TERM OBLIGATIONS. To protect the capital of shareholders of the Fund under adverse market conditions, the Fund may from time to time deem it prudent to hold cash or to purchase taxable short-term obligations for the Fund with a resultant decrease in yield or increase in the proportion of taxable income. These securities may consist of obligations of the United States Government, its agencies or instrumentalities and repurchase agreements secured by such instruments; certificates of deposit of domestic banks having capital, surplus and undivided profits in excess of $100 million; bankers' acceptances of such banks; and commercial paper and other corporate debt obligations which are rated A-1 or A-2 by S&P or P-1 or P-2 by Moody's (or which are unrated but which are considered to have essentially the same characteristics and qualities as commercial paper having such ratings).

VARIABLE RATE SECURITIES. The Fund may invest in tax exempt securities that bear interest at rates which are adjusted periodically to market rates. The market value of fixed coupon securities fluctuates with changes in prevailing interest rates, increasing in value when interest rates decline and decreasing in value when interest rates rise. The value of variable rate securities, however, is less affected by changes in prevailing interest rates because of the periodic adjustment of their coupons to a market rate. The shorter the period between adjustments, the smaller the impact of interest rate fluctuations on the value of these securities. The market value of tax exempt variable rate securities usually tends toward par (100% of face value) at interest rate adjustment time.

PUT BONDS. The Fund may invest in tax exempt securities (including securities with variable interest rates) which may be redeemed or sold back (put) to the issuer of the security or a third party at face value prior to stated maturity. This type of security will normally trade as if maturity is the earlier put date, even though stated maturity is longer.

MUNICIPAL LEASE OBLIGATIONS. The Fund may also invest in municipal lease obligations, installment purchase contract obligations, and certificates of participation in such obligations (collectively, "lease obligations"). A lease obligation does not constitute a general obligation of the municipality for which the municipality's taxing power is pledged, although the lease obligation is ordinarily backed by the municipality's covenant to budget for the payments due under the lease obligation. Certain lease obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease obligation payments in future years unless money is appropriated for such purpose on a yearly basis. A risk peculiar to these municipal lease obligations is the possibility that a municipality will not appropriate funds for lease payments. Although "non-appropriation" lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult. The Advisor will seek to minimize these risks by not investing more than 10% of the total assets of the Fund in lease obligations that contain "non-appropriation" clauses. In evaluating a potential investment in such a lease obligation, the Advisor will consider: (1) the credit quality of the obligor, (2) whether the underlying property is essential to a government function, and (3) whether the lease obligation contains covenants prohibiting the obligor from substituting similar property if the obligor fails to make appropriations for the lease obligation. Municipal lease obligations may be determined to be liquid in accordance with the guidelines established by the Board of Trustees and other factors the Advisor may determine to be relevant to such determination. In determining the liquidity of municipal lease obligations, the Advisor will consider a variety of factors including: (1) the willingness of dealers to bid for the security; (2) the number of dealers willing to purchase or sell the obligation and the number of other potential buyers; (3) the frequency of trades and quotes for the obligation; and (4) the nature of the marketplace trades. In addition, the Advisor will consider factors unique to particular lease obligations affecting their marketability. These include the general creditworthiness of the municipality, the importance of the property covered by the lease to the municipality, and the likelihood that the marketability of the obligation will be maintained throughout the time the obligation is held by the Fund.

The Board of Trustees is responsible for determining the credit quality of unrated municipal lease obligations on an ongoing basis, including an assessment of the likelihood that the lease will not be cancelled.

INVESTMENT COMPANIES. The Fund may invest in the securities of open-end and closed-end investment companies which are generally authorized to invest in securities eligible for purchase by the Fund. To the extent the Fund does so, Fund shareholders would indirectly pay a portion of the operating costs of the underlying investment companies. These costs include management, brokerage, shareholder servicing and other operational expenses. Indirectly, then, shareholders may pay higher operational costs than if they owned the underlying investment companies directly.

In addition, shares of closed-end investment companies frequently trade at a discount from their net asset values. This characteristic of shares of a closed-end investment company is a risk separate and distinct from the risk that its net asset value will decrease. The Fund does not intend to invest more than 10% of its total assets in securities of closed-end investment companies, nor does it intend to invest more than 5% of its total assets in securities of any single closed-end investment company.

FACTORS TO CONSIDER. Because of the concentration in Virginia municipal securities, the Fund is more susceptible to factors affecting Virginia issuers than is a comparable municipal bond fund not concentrated in the obligations of issuers located in a single state. For a general discussion on certain economic, financial and legal matters pertaining to Virginia, see Appendix B. Yields on Virginia municipal securities depend on a variety of factors, including: the general conditions of the municipal bond market; the size of the particular offering; the maturity of the obligations; and the rating of the issue. Further, any adverse economic conditions or developments affecting the Commonwealth of Virginia or its municipalities could impact the Fund's portfolio. The ability of the Fund to achieve its investment objectives also depends on the continuing ability of the issuers of Virginia municipal securities and participation interests, or the guarantors of either, to meet their obligations for the payment of interest and principal when due. Certain Virginia constitutional amendments, legislative measures, executive orders, administrative regulations and voter initiatives could result in adverse consequences affecting Virginia municipal securities.

The net asset value of the shares of the Fund changes as the general levels of interest rates fluctuate. When interest rates decline, the value of a portfolio invested at higher yields can be expected to rise. Conversely, when interest rates rise, the value of a portfolio invested at lower yields can be expected to decline.

The Fund has registered as a non-diversified management investment company so that more than 5% of the assets of the Fund may be invested in the obligations of each of one or more issuers. Because a relatively high percentage of the assets of the Fund may be invested in the obligations of a limited number of issuers, the value of shares of the Fund may be more sensitive to any single economic, political or regulatory occurrence than the shares of a diversified investment company would be.

The Fund may invest its assets in a relatively high percentage of Municipal Obligations issued by entities having similar characteristics. The issuers may pay their interest obligations from revenue of similar projects such as multi-family housing, nursing homes, electric utility systems, hospitals or life care facilities. This too may make the Fund more sensitive to economic, political, or regulatory occurrences, particularly because such issuers would likely be located in the same State. As the similarity in issuers increases, the potential for fluctuation of the net asset value of the Fund's shares also increases. The Fund will only invest in securities of issuers which it believes will make timely payments of interest and principal.

SECURITIES LENDING. The Fund may lend up to 33% of its portfolio securities to broker-dealers or other institutional investors. Since there could be a delay in the recovery of loaned securities or even a loss of rights in collateral supplied should the borrower fail financially, loans will not be made unless, in the judgment of the Advisor, the consideration to be earned from such loans would justify the risk. Collateral will be maintained in excess of 100% of the value of the underlying securities, determined by marking to market daily those securities involved in the lending program. It is expected that the Fund will use the cash portions of loan collateral to invest in short-term income-producing securities. These practices may be amended from time to time as regulatory provisions permit. Securities lending for purposes of discussion in this Prospectus should not be confused with "Borrowing" below.

BORROWING. The Fund may borrow, temporarily, up to 5% of its total assets for extraordinary purposes and may increase this limit to 15% of its total assets to meet redemption requests which might otherwise require untimely disposition of portfolio holdings. To the extent the Fund borrows for these purposes, the effects of market price fluctuations on portfolio net asset value will be exaggerated. If while such borrowing is in effect, the value of the Fund's assets declines, the Fund would be forced to liquidate portfolio securities when it is disadvantageous to do so. The Fund would incur interest and other transaction costs in connection with such borrowing. The Fund will not make any additional investments while its outstanding borrowings exceed 5% of the current value of its total assets.


PORTFOLIO TURNOVER. Portfolio turnover will not be a limiting factor when the Advisor deems changes appropriate. While portfolio turnover is difficult to predict in an active fixed income portfolio, it is expected that portfolio turnover will vary between 25% and 100% annually. Market conditions may dictate, however, a higher rate of turnover in a particular year. The degree of portfolio turnover affects the brokerage costs of the Fund and may have an impact on the amount of taxable distributions to shareholders. The portfolio turnover of the Fund for the fiscal year ended March 31, 1997 was 24%.

DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS. Each month the Fund distributes to the shareholders of the Fund dividends substantially equal to all the net investment income of the Fund. The Fund's net investment income consists of non-capital gain income, less expenses. The Fund will declare one or more long-term capital gain distributions to the shareholders of the Fund during the calendar year if the Fund's profits from the sale of securities held for longer than the applicable period exceed losses from these transactions together with any net capital losses carried forward from prior years (to the extent not used to offset short-term capital gains). If the Fund realizes net short-term capital gains, they will also be distributed at that time. Shareholders may elect to receive dividends and capital gain distributions in either cash or additional shares. (See "Tax Status" and "Dividends, Distributions, Taxes and Other Information.")


HOW TO PURCHASE SHARES
===============================================================================
There are NO SALES COMMISSIONS CHARGED TO INVESTORS. Assistance in opening accounts may be obtained from the Administrator by calling 1-800-443-4249, or by writing to the Fund at the address shown below for regular mail orders. Assistance is also available through any broker-dealer authorized to sell shares of the Fund. Such broker-dealer may charge you a fee for its services. Payment for shares purchased may be made through your account at the broker-dealer processing your application and order to purchase. Your investment will purchase shares at the Fund's net asset value next determined after your order is received by the Fund in proper order as indicated herein. The minimum initial investment in the Fund, unless stated otherwise herein, is $25,000. The Fund may, in the Advisor's sole discretion, accept certain accounts with less than the stated minimum initial investment.

Payment must be made by check or money order drawn on a U.S. bank and payable in U.S. dollars. All orders received by the Administrator, whether by mail, bank wire or facsimile order from a qualified broker-dealer, prior to 4:00 p.m. Eastern time will purchase shares at the net asset value next determined on that business day. If your order is not received by 4:00 p.m. Eastern time, your order will purchase shares at the net asset value determined on the next business day. (See "How Net Asset Value is Determined.")

Due to Internal Revenue Service ("IRS") regulations, applications without social security or tax identification numbers will not be accepted. If, however, you have already applied for a social security or tax identification number at the time of completing your account application, the application should so indicate. The Fund is required to, and will, withhold taxes on all distributions and redemption proceeds if the number is not delivered to the Fund within 60 days.

Investors should be aware that the Fund's account application contains provisions in favor of the Fund, the Administrator and certain of their affiliates, excluding such entities from certain liabilities (including, among others, losses resulting from unauthorized shareholder transactions) relating to the various services made available to investors.

Should an order to purchase shares be cancelled because your check does not clear, you will be responsible for any resulting losses or fees incurred by the Fund or the Administrator in the transaction.

REGULAR MAIL ORDERS. Please complete and sign the Account Application form accompanying this Prospectus and send it with your check, made payable to The Jamestown Tax Exempt Virginia Fund, and mail it to:

         The Jamestown Tax Exempt Virginia Fund
         c/o Shareholder Services
         P.O. Box 5354
         Cincinnati, Ohio  45201-5354

BANK WIRE ORDERS. Investments can be made directly by bank wire. To establish a new account or add to an existing account by wire, please call the Fund, at 1-800-443-4249, before wiring funds, to advise the Fund of the investment, the dollar amount and the account registration. This will ensure prompt and accurate handling of your investment. Please have your bank use the following wiring instructions to purchase by wire:

         Star Bank, N.A.
         Cinti/Trust
         ABA# 042000013
         For Williamsburg Investment Trust #485777056
         For The Jamestown Tax Exempt Virginia Fund
         (Shareholder name and account number or tax identification number)

It is important that the wire contain all the information and that the Fund receive prior telephone notification to ensure proper credit. Once your wire is sent you should, as soon as possible thereafter, complete and mail your Account Application to the Fund as described under "Regular Mail Orders," above.

ADDITIONAL INVESTMENTS. You may add to your account by mail or wire (minimum additional investment of $500) at any time by purchasing shares at the then current net asset value as aforementioned. Before making additional investments by bank wire, please call the Fund at 1-800-443-4249 to alert the Fund that your wire is to be sent. Follow the wire instructions above to send your wire. When calling for any reason, please have your account number ready, if known. Mail orders should include, when possible, the "Invest by Mail" stub which is attached to your Fund confirmation statement. Otherwise, be sure to identify your account in your letter.

AUTOMATIC INVESTMENT PLAN. The automatic investment plan enables shareholders to make regular monthly or quarterly investment in shares through automatic charges to their checking account. With shareholder authorization and bank approval, the Administrator will automatically charge the checking account for the amount specified ($100 minimum) which will be automatically invested in shares at the net asset value on or about the 15th day and/or the last business day of the month. The shareholder may change the amount of the investment or discontinue the plan at any time by writing to the Administrator.

EMPLOYEES AND AFFILIATES OF THE FUND. The minimum purchase requirement is not applicable to accounts of Trustees, officers or employees of the Fund or certain parties related thereto. The minimum initial investment for such accounts is $1,000. See the Statement of Additional Information for further details.

STOCK CERTIFICATES. Stock certificates will not be issued for your shares. Evidence of ownership will be given by issuance of periodic account statements which will show the number of shares owned.


HOW TO REDEEM SHARES
===============================================================================
Shares of the Fund may be redeemed on each day that the Fund is open for business by sending a written request to the Fund. The Fund is open for business on each day the New York Stock Exchange (the "Exchange") is open for business. Any redemption may be for more or less than the purchase price of your shares depending on the market value of the Fund's portfolio securities. All redemption orders received in proper form, as indicated herein, by the Administrator prior to 4:00 p.m. Eastern time will redeem shares at the net asset value determined as of that business day's close of trading. Otherwise, your order will redeem shares on the next business day. You may also redeem your shares through a broker-dealer who may charge you a fee for its services.

The Board of Trustees reserves the right to involuntarily redeem any account having an account value of less than $1,000 (due to redemptions or transfers, and not due to market action) upon 60 days' written notice. If the shareholder brings his account value up to $1,000 or more during the notice period, the account will not be redeemed.

If you are uncertain of the requirements for redemption, please contact the Fund, at 1-800-443-4249, or write to the address shown below.

REGULAR MAIL REDEMPTIONS. Your request should be addressed to The Jamestown Tax Exempt Virginia Fund, P.O. Box 5354, Cincinnati, Ohio 45201-5354. Your request for redemption must include:

1) your letter of instruction or a stock assignment specifying the account number, and the number of shares or dollar amount to be redeemed. This request must be signed by all registered shareholders in the exact names in which they are registered;

2) any required signature guarantees (see "Signature Guarantees"); and

3) other supporting legal documents, if required in the case of estates, trusts, guardianships, custodianships, corporations, partnerships, and other organizations.

Your redemption proceeds will be mailed to you within three business days after receipt of your redemption request. However, the Fund may delay forwarding a redemption check for recently purchased shares while it determines whether the purchase payment will be honored. Such delay (which may take up to 15 days) may be reduced or avoided if the purchase is made by certified check, government check or wire transfer. In such cases, the net asset value next determined after receipt of the request for redemption will be used in processing the redemption and your redemption proceeds will be mailed to you upon clearance of your check to purchase shares. The Fund may suspend redemption privileges or postpone the date of payment (i) during any period that the Exchange is closed, or trading on the Exchange is restricted as determined by the Securities and Exchange Commission (the "Commission"), (ii) during any period when an emergency exists as defined by the rules of the Commission as a result of which it is not reasonably practicable for the Fund to dispose of securities owned by it, or to fairly determine the value of its assets, and (iii) for such other periods as the Commission may permit.

You can choose to have redemption proceeds mailed to you at your address of record, your bank, or to any other authorized person, or you can have the proceeds sent by bank wire to your bank ($5,000 minimum). Shares of the Fund may not be redeemed by wire on days in which your bank is not open for business. Redemption proceeds will only be sent to the bank account or person named in your Account Application currently on file with the Fund. You can change your redemption instructions anytime you wish by filing a letter including your new redemption instructions with the Fund. (See "Signature Guarantees.")

There is currently no charge by the Administrator for wire redemptions. However, the Administrator reserves the right, upon thirty days' written notice, to make reasonable charges for wire redemptions. All charges will be deducted from your account by redemption of shares in your account. Your bank or brokerage firm may also impose a charge for processing the wire. In the event that wire transfer of funds is impossible or impractical, the redemption proceeds will be sent by mail to the designated account.

SIGNATURE GUARANTEES. To protect your account and the Fund from fraud, signature guarantees are required to be sure that you are the person who has authorized a change in registration, or standing instructions, for your account. Signature guarantees are required for (1) change of registration requests, and (2) requests to establish or change redemption services other than through your initial account application. Signature guarantees are acceptable from a member bank of the Federal Reserve System, a savings and loan institution, credit union, registered broker-dealer or a member firm of a U.S. Stock Exchange, and must appear on the written request for redemption, or change of registration.

SYSTEMATIC WITHDRAWAL PLAN. A shareholder who owns shares of the Fund valued at $25,000 or more at the current offering price may establish a Systematic Withdrawal Plan to receive a monthly or quarterly check in a stated amount not less than $100. Each month or quarter as specified, the Fund will automatically redeem sufficient shares from your account to meet the specified withdrawal amount. The shareholder may establish this service whether dividends and distributions are reinvested or paid in cash. Systematic withdrawals may be deposited directly to the shareholder's bank account by completing the applicable section on the Account Application form accompanying this Prospectus, or by writing the Fund. See the Statement of Additional Information for further details.

HOW NET ASSET VALUE IS DETERMINED
===============================================================================
The net asset value of the Fund is determined on each business day that the Exchange is open for trading, as of the close of the Exchange (currently 4:00 p.m., Eastern time). Net asset value per share is determined by dividing the total value of all Fund securities (valued at market value) and other assets, less liabilities, by the total number of shares then outstanding. Net asset value includes interest on fixed income securities, which is accrued daily. See the Statement of Additional Information for further details.

Securities which are traded over-the-counter are priced at the last sale price, if available, otherwise, at the last quoted bid price. Municipal Obligations will ordinarily be traded in the over-the-counter market. When market quotations are not readily available, Municipal Obligations may be valued on the basis of prices provided by an independent pricing service. The prices provided by the pricing service are determined with consideration given to institutional bid and last sale prices and take into account securities prices, yields, maturities, call features, ratings, institutional trading in similar groups of securities and developments related to specific securities. The Trustees will satisfy themselves that such pricing services consider all appropriate factors relevant to the value of such securities in determining their fair value. Securities and other assets for which no quotations are readily available will be valued in good faith at fair value using methods determined by the Board of Trustees.


MANAGEMENT OF THE FUND
===============================================================================
The Fund is a non-diversified series of the Williamsburg Investment Trust (the "Trust"), an investment company organized as a Massachusetts business trust in July 1988, which was formerly known as The Nottingham Investment Trust. The Board of Trustees has overall responsibility for management of the Fund under the laws of Massachusetts governing the responsibilities of trustees of business trusts. The Statement of Additional Information identifies the Trustees and officers of the Trust and the Fund and provides information about them.

INVESTMENT ADVISOR. Subject to the authority of the Board of Trustees, Lowe, Brockenbrough & Tattersall, Inc. (the "Advisor") provides the Fund with a continuous program of supervision of the Fund's assets, including the composition of its portfolio, and furnishes advice and recommendations with respect to investments, investment policies and the purchase and sale of securities, pursuant to an Investment Advisory Agreement with the Trust. The Advisor is also responsible for the selection of broker-dealers through which the Fund executes portfolio transactions, subject to brokerage policies established by the Trustees, and provides certain executive personnel to the Fund.


The Advisor was organized as a Virginia corporation in 1970 and is controlled by Austin Brockenbrough, III. In addition to acting as Advisor to the Fund, the Advisor also provides investment advice to corporations, trusts, pension and profit sharing plans, other business and institutional accounts and individuals. The Advisor also serves as investment advisor to The Jamestown Balanced Fund, The Jamestown Equity Fund and The Jamestown International Equity Fund (three series of the Trust), the subjects of separate prospectuses.


Beth Ann Walk, CFA is primarily responsible for managing the portfolio of the Fund and has acted in this capacity since the Fund's inception. Ms. Walk is a Portfolio Manager of the Advisor and has been with the firm since 1983.


Compensation of the Advisor with respect to the Fund, based upon the Fund's average daily net assets, is at the following annual rates: On the first $250 million, 0.40%; on the next $250 million, 0.35%; on assets over $500 million, 0.30%. For the fiscal year ended March 31, 1997, the Advisor received $27,398 in investment advisory fees from the Fund (net of fee waivers), which represented 0.27% of the Fund's average daily net assets.


The Advisor currently intends to waive its investment advisory fees to the extent necessary to limit the total operating expenses of the Fund to 0.75% per annum of its average daily net assets. However, there is no assurance that any voluntary fee waivers will continue in the current or future fiscal years, and expenses of the Fund may therefore exceed 0.75% of its average daily net assets.

The Advisor's address is 6620 West Broad Street, Suite 300, Richmond, Virginia 23230.


ADMINISTRATOR. The Fund has retained Countrywide Fund Services, Inc., P.O. Box 5354, Cincinnati, Ohio 45201, to provide administrative, pricing, accounting, dividend disbursing, shareholder servicing and transfer agent services. The Administrator is a wholly-owned indirect subsidiary of Countrywide Credit Industries, Inc., a New York Stock Exchange listed company principally engaged in the business of residential mortgage lending. The Administrator supplies executive, administrative and regulatory services, supervises the preparation of tax returns, and coordinates the preparation of reports to shareholders and reports to and filings with the Securities and Exchange Commission and state securities authorities. In addition, the Administrator calculates daily net asset value per share and maintains such books and records as are necessary to enable it to perform its duties.


The Fund pays the Administrator a fee for these services at the annual rate of 0.15% of the average value of its daily net assets up to $200 million and 0.10% of such assets in excess of $200 million; provided, however, that the minimum fee is $2,000 per month. The Administrator also charges the Fund for certain costs involved with the daily valuation of investment securities and is reimbursed for out-of-pocket expenses.

CUSTODIAN. The Custodian of the Fund's assets is Star Bank, N.A. (the "Custodian"). The Custodian's mailing address is 425 Walnut Street, Cincinnati, Ohio 45202. The Advisor, Administrator or interested persons thereof may have banking relationships with the Custodian.


OTHER FUND COSTS. The Fund pays all expenses not assumed by the Advisor, including its fees. Fund expenses include, among others, the fees and expenses, if any, of the Trustees and officers who are not "affiliated persons" of the Advisor, fees of the Fund's Custodian, interest expense, taxes, brokerage fees and commissions, fees and expenses of the Fund's shareholder servicing operations, fees and expenses of qualifying and registering the Fund's shares under federal and state securities laws, expenses of preparing, printing and distributing prospectuses and reports to existing shareholders, auditing and legal expenses, insurance expenses, association dues, and the expense of shareholders' meetings and proxy solicitations. The Fund is also liable for any nonrecurring expenses that may arise such as litigation to which the Fund may be a party. The Fund may be obligated to indemnify the Trustees and officers with respect to such litigation. All expenses of the Fund are accrued daily on the books of the Fund at a rate which, to the best of its belief, is equal to the actual expenses expected to be incurred by the Fund in accordance with generally accepted accounting practices. For the fiscal year ended March 31, 1997, the expense ratio of the Fund was 0.75% of its average daily net assets after expense reimbursements.


BROKERAGE. The Fund has adopted brokerage policies which allow the Advisor to prefer brokers which provide research or other valuable services to the Advisor and/or the Fund. In all cases, the primary consideration for selection of broker-dealers through which to execute brokerage transactions will be to obtain the most favorable price and execution for the Fund. Research services obtained through the Fund's brokerage transactions may be used by the Advisor for its other clients; conversely, the Fund may benefit from research services obtained through the brokerage transactions of the Advisor's other clients. The Statement of Additional Information contains more information about the management and brokerage practices of the Fund. It is anticipated that most securities transactions of the Fund will be handled on a principal, rather than agency, basis. Municipal Obligations, including Virginia obligations, are normally traded on a net basis (without commission) through broker-dealers and banks acting for their own account. Such firms attempt to profit from buying at the bid price and selling at the higher asked price of the market, the difference being referred to as the spread.

TAX STATUS
===============================================================================
FEDERAL INCOME TAXES. Each series of the Trust is a separate entity for tax purposes, and the Trust intends to qualify the Fund each year as a separate "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986 (the "Code"). Because the Fund intends to distribute to shareholders substantially all of its net investment income and net realized capital gains in accordance with the timing requirements imposed by the Code, it is expected that the Fund will not be required to pay any federal income or excise taxes. The Fund also expects the dividends it pays to shareholders of the Fund from interest on Municipal Obligations generally to be exempt from federal income tax because the Trust intends the Fund to satisfy certain requirements of the Code. One such requirement is that at the close of each quarter of the taxable year of the Fund, at least 50% of the value of its total assets consists of obligations whose interest is exempt from federal income tax. Distributions of income from investments in taxable securities and from certain other investments of the Fund (including capital gains from the sale of securities) will be taxable to the shareholder, whether distributed in cash or in additional shares. However, it is expected that such amounts would not be substantial in relation to the tax-exempt interest received by the Fund.

A statement will be sent to each shareholder of the Fund promptly after the end of each calendar year setting forth the federal income tax status of all distributions for each calendar year, including the portion exempt from federal income tax as "exempt-interest dividends;" the portion, if any, that is a tax preference item under the federal alternative minimum tax; the portion taxable as ordinary income; the portion taxable as capital gains; and the portion representing a return of capital (which is free of current taxes but results in a basis reduction). The Fund intends to withhold 30% on taxable dividends and any other payments that are subject to such withholding and are made to persons who are neither citizens nor residents of the U.S.

Current federal tax law limits the types and volume of bonds qualifying for the federal income tax exemption of interest and makes interest on certain tax-exempt bonds and distributions by the Fund of such interest a tax preference item for purposes of the individual and corporate alternative minimum tax. In addition, all exempt-interest dividends may affect a corporate shareholder's alternative minimum tax liability. Applicable tax law and changes therein may also affect the availability of Municipal Obligations for investment by the Fund and the value of the Fund's portfolio. The tax discussion in this Prospectus is for general information only. Prospective investors should consult their own tax advisors as to the tax consequences of an investment in the Fund.

STATE INCOME TAXES. The Trust is organized as a Massachusetts business trust and, under current law, the Fund is not liable for any income or franchise tax in the Commonwealth of Massachusetts as long as it qualifies as a regulated investment company under the Code. The Fund will have a business location in Virginia and will be subject to the income tax laws of that state. A regulated investment company generally will not be required to pay any Virginia income tax so long as it (i) does not have to pay any federal income tax and (ii) receives no interest income that is exempt from federal income tax but is not exempt from Virginia income tax, such as federally tax-exempt interest on obligations of a state other than Virginia.

Set forth below is a brief description of the personal income tax status of an investment in the Fund under Virginia tax laws currently in effect. A statement setting forth the state income tax status of all distributions made during each calendar year will be sent to shareholders annually.

The Virginia Department of Taxation has ruled that, under existing Virginia law, as long as the Fund qualifies as a "regulated investment company" under the Internal Revenue Code and 50% or more of the value of the total assets of the Fund consists of obligations whose interest is exempt from federal income tax, dividends received from the Fund will not be subject to Virginia personal income taxes to the extent that such dividends are either (i) excludable from gross income for federal income tax purposes and attributable to interest on obligations issued by the Commonwealth of Virginia or any of its political subdivisions or instrumentalities or obligations issued by Guam, Puerto Rico or the United States Virgin Islands or (ii) attributable to interest on obligations issued by the United States or any authority, commission, or instrumentality of the United States in the exercise of borrowing power, and backed by the full faith and credit of the United States. For shareholders who are subject to Virginia income tax, dividends received from the Fund (whether paid in cash or reinvested in additional shares) generally will be includable in Virginia taxable income to the extent not described in the preceding sentence. Thus, for example, the portion of dividends excludable from gross income for federal income tax purposes and attributable to interest on obligations of a state other than Virginia will not be exempt from Virginia income tax.

Capital gains distributed by the Fund and gain recognized on the sale or other disposition of shares of the Fund generally will not be exempt from Virginia income taxation.

Interest on indebtedness incurred (directly or indirectly) by a shareholder of the Fund to purchase or carry shares of the Fund (i) will not be deductible for Virginia income tax purposes to the extent that such interest expense relates to the portions of dividends received from the Fund exempt from Virginia income tax and (ii) will be deductible for Virginia income tax purposes as an offset against the portions of the dividends received from the Fund attributable to interest income not exempt from Virginia income taxation to the extent that such interest expense is not deducted in determining federal taxable income and is related to such non-exempt portions.

The maximum marginal Virginia personal income tax rate is 5.75%. The same rate applies to capital gains as to other taxable income.

The foregoing is a general and abbreviated summary of the applicable provisions of the Code, Treasury regulations, and Virginia tax laws presently in effect. For the complete provisions, reference should be made to the pertinent Code sections, the Treasury regulations promulgated thereunder, and the applicable Virginia tax laws. The Code, Treasury regulations, and Virginia tax laws are subject to change by legislative, judicial or administrative action either prospectively or retroactively. Shareholders are urged to consult their own tax advisors regarding specific questions as to federal, state, local or foreign taxes.


DIVIDENDS, DISTRIBUTIONS, TAXES AND OTHER INFORMATION
===============================================================================
The Statement of Additional Information contains additional information about the federal income tax implications of an investment in the Fund in general and, particularly, with respect to dividends and distributions and other matters. The discussion herein of the federal and state income tax consequences of an investment in the Fund is not exhaustive on the subject. Consequently, investors should seek qualified tax advice.

The Fund intends to remain qualified as a "regulated investment company" under Subchapter M of the Code and will distribute all of its net income and realized capital gains to shareholders. The Fund intends to declare dividends on each business day and to pay such dividends monthly. In addition, distributions may be made annually in December out of any net short-term or long-term capital gains derived from the sale of securities realized through October 31 of that year. The Fund may make a supplemental distribution of capital gains at the end of its fiscal year. The nature and amount of all dividends and distributions will be identified separately when tax information is distributed by the Fund at the end of each year.

There is no fixed dividend rate, and there can be no assurance as to the payment of any dividends or the realization of any gains. All dividends and capital gains distributions are reinvested in additional shares of the Fund unless the shareholder requests in writing to receive dividends and/or capital gains distributions in cash. That request must be received by the Fund prior to the record date to be effective as to the next dividend. Tax consequences to shareholders of dividends and distributions are the same if received in cash or if received in additional shares of the Fund.

TAX STATUS OF THE FUND. If the Fund is qualified as a "regulated investment company" under the Code, it will not be liable for federal income taxes on amounts paid as dividends and distributions. The Code contains a number of complex requirements which an investment company must meet in order to qualify. For a more detailed discussion of the tax status of the Fund, see "Additional Tax Information" in the Statement of Additional Information.


DESCRIPTION OF FUND SHARES AND OTHER MATTERS. The Declaration of Trust of the Williamsburg Investment Trust currently provides for the shares of eleven funds, or series, to be issued. Shares of all eleven series have currently been issued, in addition to the Fund: shares of the FBP Contrarian Equity Fund and the FBP Contrarian Balanced Fund, which are managed by Flippin, Bruce & Porter, Inc. of Lynchburg, Virginia; shares of The Government Street Equity Fund, The Government Street Bond Fund and The Alabama Tax Free Bond Fund, which are managed by T. Leavell & Associates, Inc. of Mobile, Alabama; shares of The Jamestown Bond Fund and The Jamestown Short Term Bond Fund, which are managed by Lowe, Brockenbrough & Tattersall Strategic Advisors, Inc. of Richmond, Virginia; and shares of The Jamestown Balanced Fund, The Jamestown Equity Fund and The Jamestown International Equity Fund, which are managed by Lowe, Brockenbrough & Tattersall, Inc. The Trustees are permitted to create additional series, or funds, at any time.

Shares are freely transferable, have no preemptive or conversion rights and, when issued, are fully paid and non-assessable. Upon liquidation of the Trust or a particular Fund of the Trust, holders of the outstanding shares of the Fund being liquidated shall be entitled to receive, in proportion to the number of shares of the Fund held by them, the excess of that Fund's assets over its liabilities. Each outstanding share is entitled to one vote for each full share and a fractional vote for each fractional share, on all matters which concern the Trust as a whole. On any matter submitted to a vote of shareholders, all shares of the Trust then issued and outstanding and entitled to vote, irrespective of the Fund, shall be voted in the aggregate and not by Fund, except (i) when required by the Investment Company Act of 1940 (the "1940 Act"), shares shall be voted by individual Fund; and (ii) when the matter does not affect any interest of a particular Fund, then only shareholders of the affected Fund or Funds shall be entitled to vote thereon. Examples of matters which affect only a particular Fund could be a proposed change in the fundamental investment objectives or policies of that Fund or a proposed change in the investment advisory agreement for a particular Fund. The shares of the Fund have noncumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect all of the Trustees if they so choose.

The Declaration of Trust provides that the Trustees may hold office indefinitely, except that: (1) any Trustee may resign or retire; and (2) any Trustee may be removed with or without cause at any time: (a) by a written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (b) by vote of shareholders holding not less than two-thirds of the outstanding shares of the Trust, cast in person or by proxy at a meeting called for that purpose; or (c) by a written declaration signed by shareholders holding not less than two-thirds of the outstanding shares of the Trust and filed with the Trust's custodian. In case a vacancy or an anticipated vacancy shall for any reason exist, the vacancy shall be filled by the affirmative vote of a majority of the remaining Trustees, subject to the provisions of Section 16(a) of the 1940 Act.

Any group of shareholders representing 10% or more of the shares then outstanding may call a meeting for the purpose of removing one or more of the Trustees. If shareholders desire to call a meeting to consider the removal of one or more Trustees, they will be assisted in communicating with other shareholders. See the Statement of Additional Information for more information. Shareholder inquiries may be made in writing, addressed to the Fund at the address shown on the cover.

Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for the obligations of the Trust. The Declaration of Trust, therefore, contains provisions which are intended to mitigate such liability. See the Statement of Additional Information for further information about the Trust and its shares.

CALCULATION OF PERFORMANCE DATA. From time to time the Fund may advertise its total return. The Fund may also advertise yield and tax-equivalent yield. The Fund's yield, tax-equivalent yield and total return figures are based on historical earnings and are not intended to indicate future performance.

The "total return" of the Fund refers to the average annual compounded rates of return over 1, 5 and 10 year periods that would equate an initial amount invested at the beginning of a stated period to the ending redeemable value of the investment. The calculation of total return assumes the reinvestment of all dividends and distributions, includes all recurring fees that are charged to all shareholder accounts and deducts all nonrecurring charges at the end of each period. If the Fund has been operating less than 1, 5 or 10 years, the time period during which the Fund has been operating is substituted.

In addition, the Fund may advertise other total return performance data ("Nonstandardized Return"). Nonstandardized Return shows as a percentage rate of return encompassing all elements of return (i.e., income and capital appreciation or depreciation); it assumes reinvestment of all dividends and capital gain distributions. Nonstandardized Return may be quoted for the same or different periods as those for which standardized return is quoted. Nonstandardized Return may consist of a cumulative percentage rate of return, actual year-by-year rates or any combination thereof.

The "yield" of the Fund is computed by dividing the net investment income per share earned during a thirty-day (or one month) period stated in the advertisement by the maximum offering price per share on the last day of the period (using the average number of shares entitled to receive dividends). The yield formula assumes that net investment income is earned and reinvested at a constant rate and annualized at the end of a six-month period. The "tax-equivalent yield" of the Fund is computed by using the tax-exempt yield figure and dividing by one minus the tax rate. For the purpose of determining net investment income, the calculation includes among expenses of the Fund all recurring fees that are charged to all shareholder accounts and any nonrecurring charges for the period stated.

APPENDIX A
===============================================================================

DESCRIPTION OF MUNICIPAL OBLIGATIONS

Municipal Obligations include bonds, notes and commercial paper issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies or instrumentalities, the interest on which is exempt from federal income taxes (without regard to whether the interest thereon is also exempt from the personal income taxes of any state). Municipal Obligation bonds are issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. Other public purposes for which Municipal Obligation bonds may be issued include refunding outstanding obligations, obtaining funds for general operating expenses, and obtaining funds to loan to other public institutions and facilities. In addition, certain types of industrial development bonds are issued by or on behalf of public authorities to obtain funds to provide privately-operated housing facilities, airport, mass transit or port facilities, sewage disposal, solid waste disposal or hazardous waste treatment or disposal facilities and certain local facilities for water supply, gas or electricity. Such obligations are included within the term Municipal Obligations if the interest paid thereon qualifies as exempt from federal income tax. Other types of industrial development bonds, the proceeds of which are used for the construction, equipment, repair or improvement of privately operated industrial or commercial facilities, may constitute Municipal Obligations, although the current federal tax laws place substantial limitations on the size of such issues.

The two principal classifications of Municipal Obligation bonds are "general obligation" and "revenue" bonds. General obligation bonds are secured by the issuer's pledge of its good faith, credit and taxing power for the payment of principal and interest. The payment of the principal of and interest on such bonds may be dependent upon an appropriation by the issuer's legislative body. The characteristics and enforcement of general obligation bonds vary according to the law applicable to the particular issuer. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Industrial development bonds which are Municipal Obligations are in most cases revenue bonds and do not generally constitute the pledge of the credit of the issuer of such bonds.

Municipal Obligations also include participations in municipal leases. These are undivided interests in a portion of an obligation in the form of a lease or installment purchase which is issued by state and local governments to acquire equipment and facilities. Municipal leases frequently have special risks not normally associated with general obligation or revenue bonds. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt-issuance limitations are deemed to be inapplicable because of the inclusion in many leases or contracts of "non-appropriation" clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. Accordingly, a risk peculiar to these municipal lease obligations is the possibility that a governmental issuer will not appropriate funds for lease payments. Although the obligations will be secured by the leased equipment or facilities, the disposition of the property in the event of non-appropriation or foreclosure might, in some cases, prove difficult. There are, of course, variations in the security of Municipal Obligations, both within a particular classification and between classifications, depending on numerous factors.

Municipal Obligation notes generally are used to provide for short-term capital needs and generally have maturities of one year or less. Municipal Obligation notes include:

1. TAX ANTICIPATION NOTES. Tax Anticipation Notes are issued to finance working capital needs of municipalities. Generally, they are issued in anticipation of various tax revenues, such as income, sales, use and business taxes, and are payable from these specific future taxes.

2. REVENUE ANTICIPATION NOTES. Revenue Anticipation Notes are issued in expectation of receipt of other kinds of revenue, such as federal revenues available under Federal Revenue Sharing Programs.

3. BOND ANTICIPATION NOTES. Bond Anticipation Notes are issued to provide interim financing until long-term bond financing can be arranged. In most cases, the long-term bonds then provide the money for the repayment of the Notes.

Issues of commercial paper typically represent short-term, unsecured, negotiable promissory notes. These obligations are issued by agencies of state and local governments to finance seasonal working capital needs of municipalities or to provide interim construction financing and are paid from general revenues of municipalities or are refinanced with long-term debt. In most cases, Municipal Obligation commercial paper is backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or other institutions.

The yields on Municipal Obligations are dependent on a variety of factors, including general market conditions, supply and demand and general conditions of the Municipal Obligation market, size of a particular offering, the maturity of the obligation and rating (if any) of the issue.

DESCRIPTION OF MUNICIPAL BOND RATINGS. The ratings of the nationally recognized statistical rating organizations (Moody's Investors Service, Inc., Standard & Poor's Ratings Group, Fitch Investors Service and Duff & Phelps) represent each firm's opinion as to the quality of various Municipal Obligations. It should be emphasized, however, that ratings are not absolute standards of quality. Consequently, Municipal Obligations with the same maturity, coupon and rating may have different yields while Municipal Obligations of the same maturity and coupon with different ratings may have the same yield. The descriptions offered by each individual rating firm may differ slightly, but the following offers a description by Moody's Investors Service, Inc. of each rating category:

Aaa OR AAA: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa OR AA: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa OR BBB: Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

APPENDIX B
===============================================================================

FACTORS AFFECTING VIRGINIA MUNICIPAL OBLIGATIONS

The Commonwealth, its officials and employees are named as defendants in legal proceedings which occur in the normal course of governmental operations, some involving substantial amounts. It is not possible at the present time to estimate the ultimate outcome or liability, if any, of the Commonwealth with respect to these lawsuits. However, the ultimate liability resulting from these suits is not expected to have a material, adverse effect on the financial condition of the Commonwealth.


In Davis v. Michigan (decided March 28, 1989), the United States Supreme Court ruled unconstitutional states' exempting from state income tax the retirement benefits paid by the state or local governments without exempting retirement benefits paid by the federal government. At that time, Virginia exempted state and local retirement benefits but not federal retirement benefits. At a Special Session held in April 1989, the General Assembly repealed the exemption of state and local retirement benefits. Following Davis, at least five suits, some with multiple plaintiffs, for refunds of Virginia income taxes, were filed by federal retirees. These suits were consolidated under the name of Harper v. Virginia Department of Taxation.

In a Special Session in 1994, the General Assembly passed emergency legislation to provide payments in five annual installments to federal retirees in settlement of their claims as a result of Davis. In 1995 and 1996, the General Assembly passed legislation allowing more retirees to participate in the settlement. As of April 15, 1996, the estimated total cost to the Commonwealth for the settlement was approximately $316.2 million.

On September 15, 1995 the Supreme Court of Virginia rendered its decision in Harper. The Court reversed the judgment of the trial court and entered final judgment in favor of the taxpayers, directing that the amounts unlawfully collected be refunded with statutory interest. The Commonwealth issued refund checks on November 9, 1995, and interest stopped accruing as of November 3, 1995. The cost of refunding all Virginia income taxes paid on federal government pensions for taxable years 1985, 1986, 1987 and 1988 to federal government pensioners who opted out of the settlement was approximately $78.7 million, including interest earnings.

The total cost of refunding all Virginia income taxes paid on federal pensions on account of the settlement (approximately $316.2 million) and the judgment ($78.7 million) is approximately $394.9 million, of which $203.2 million ($124.5 million in respect of the settlement and the entire $78.7 million in respect of the judgment) has been paid, leaving $191.7 million payable in respect of the settlement - approximately $63.2 million in fiscal year 1997, $62.5 million on March 31, 1998, and (subject to appropriation) $66 million on March 31, 1999.

                     THE JAMESTOWN TAX EXEMPT VIRGINIA FUND

                                                 Send completed application to:
                                         THE JAMESTOWN TAX EXEMPT VIRGINIA FUND
                                                           Shareholder Services
FUND SHARES APPLICATION                                           P.O. Box 5354
(Please type or print clearly)                        Cincinnati, OH 45201-5354

===============================================================================

ACCOUNT REGISTRATION


o INDIVIDUAL  _________________________________________________________________
              (First Name)(Middle Initial)  (Last Name)    (Birthdate)    (SS#)


o JOINT*      _________________________________________________________________
              (First Name)(Middle Initial)  (Last Name)    (Birthdate)    (SS#)

*Joint accounts will be registered joint tenants with the right of survivorship unless otherwise indicated.


o UGMA/UTMA    _______________________________ under the_______   Uniform Gifts/
               (First Name)(Middle Initial) (Last Name) (State)   Transfers to
                                                                  Minors Act

               ____________________________________________________as Custodian
               (First Name)    (Middle Name)       (Last Name)

               ________________________________________________________________
               (Birthdate of Minor)         (SS # of Minor)

               ________________________________________________________________
               Name of Corporation or Partnership. If a Trust, include the name(s) of Trustees in which account will be registered, and the date of the Trust instrument.

o For Corporations, Partnerships & Trusts

               ________________________________________________________________
                                   (Taxpayer Identification Number)

===============================================================================

ADDRESS

Street or P.O. Box_____________________________________________________________

City_______________________________________State____________Zip________________

Telephone__________________________U.S. Citizen___Resident Alien__Non Resident (Country of Residence)______

===============================================================================

DUPLICATE CONFIRMATION ADDRESS (if desired)

Name___________________________________________________________________________

Street or P.O. Box_____________________________________________________________

City_______________________________________State____________Zip________________


===============================================================================

INITIAL INVESTMENT (Minimum initial investment:  $25,000)

q Enclosed is a check payable to THE JAMESTOWN TAX EXEMPT VIRGINIA FUND for $___________________

q  Funds were wired to Star Bank on____________________________________in the
amount of $_____________________

By Mail:You may purchase shares by mail by completing and signing this application. Please mail with your check to the address above.

By Wire:You may purchase shares by wire. PRIOR TO SENDING THE WIRE, PLEASE CONTACT THE FUND AT 1-800-443-4249 SO THAT YOUR WIRE TRANSFER IS PROPERLY CREDITED TO YOUR ACCOUNT. Please forward your completed application by mail immediately thereafter to the Funds. The wire should be routed as follows:

               STAR BANK, N.A.
               CINTI/TRUST
               ABA #042000013
               FOR CREDIT WILLIAMSBURG INVESTMENT TRUST #485777056
               FOR THE JAMESTOWN TAX EXEMPT VIRGINIA FUND
               FOR (SHAREHOLDER NAME AND SOCIAL SECURITY OR TAXPAYER ID NUMBER)

===============================================================================

DIVIDEND AND DISTRIBUTION INSTRUCTIONS

o Reinvest all dividends and capital gains distributions
o Reinvest all capital gain distributions; dividends to be paid in cash
o Pay all dividends and capital gain distributions in cash

    o By Check   o  By ACH to my bank checking or savings account.
                    PLEASE ATTACH A VOIDED CHECK.

SIGNATURE AUTHORIZATION - FOR USE BY CORPORATIONS, TRUSTS, PARTNERSHIPS AND OTHER INSTITUTIONS

Please retain a copy of this document for your files. Any modification of the information contained in this section will require an Amendment to this Application Form.

o  New Application   o  Amendment to previous Application dated______
Account No.______________________________

Name of Registered Owner_______________________________________________________

The following named person(s) are currently authorized signatories of the Registered Owner. Any of them is/are authorized under the applicable governing document to act with full power to sell, assign or transfer securities of THE JAMESTOWN TAX EXEMPT VIRGINIA FUND for the Registered Owner and to execute and deliver any instrument necessary to effectuate the authority hereby conferred:

           Name                     Title                Signature

__________________________    __________________    ______________________

__________________________    __________________    ______________________

__________________________    __________________    ______________________

THE JAMESTOWN TAX EXEMPT VIRGINIA FUND, or any agent of the Fund may, without inquiry, rely upon the instruction of any person(s) purporting to be an authorized person named above, or in any Amendment received by the Fund or its agent. The Fund and its Agent shall not be liable for any claims, expenses or losses resulting from having acted upon any instruction reasonably believed to be genuine.


===============================================================================
                              SPECIAL INSTRUCTIONS
REDEMPTION INSTRUCTIONS
Please honor any redemption instruction received via telegraphic or facsimile believed to be authentic.

o  Please mail redemption proceeds to the name and address of record

o Please wire redemptions to the commercial bank account indicated below (subject to a minimum wire transfer of $5,000)

SYSTEMATIC WITHDRAWAL
Please redeem sufficient shares from this account at the then net asset value, in accordance with the instructions below: (subject to a minimum $100 per distribution)

Dollar amount of each withdrawal $___________________ beginning the last business day of______________________

Withdrawals to be made:  o  Monthly   o  Quarterly

o Please DEPOSIT DIRECTLY the proceeds to the bank account below

o Please mail redemption proceeds to the name and address of record

AUTOMATIC INVESTMENT
Please purchase shares of The Jamestown Tax Exempt Virginia Fund by withdrawing from the commercial bank account below, per the instructions below:

Amount $______________(minimum $100)   Please make my acutomatic investment on:

___________________________________    o the last business day of each month
         (Name of Bank)                o the 15th day of each month
is hereby authorized to charge to my   o both the 15th and last business day
account the bank draft amount here
indicated. I understand the payment
of this draft is subject to all
provisions of the contract as stated
on my bank account signature card.

_______________________________________________________________________________
(Signature as your name appears on the bank account to be drafted)

Name as it appears on the account______________________________________________

Commercial bank account #______________________________________________________

ABA Routing #__________________________________________________________________

City, State and Zip in which bank is located___________________________________

For AUTOMATIC INVESTMENT or SYSTEMATIC WITHDRAWAL please attach a voided check from the above account.

===============================================================================
SIGNATURE AND TIN CERTIFICATION
I/We certify that I have full right and power, and legal capacity to purchase shares of the Fund and affirm that I have received a current prospectus and understand the investment objectives and policies stated therein. The investor hereby ratifies any instructions given pursuant to this Application and for himself and his successors and assigns does hereby release Countrywide Fund Services, Inc., Williamsburg Investment Trust, Lowe, Brockenbrough & Tattersall, Inc., and their respective officers, employees, agents and affiliates from any and all liability in the performance of the acts instructed herein provided that such entities have exercised due care to determine that the instructions are genuine. I certify under the penalties of perjury that (1) the Social Security Number or Tax Identification Number shown is correct and (2) I am not subject to backup withholding. The certifications in this paragraph are required from all non-exempt persons to prevent backup withholding of 31% of all taxable distributions and gross redemption proceeds under the federal income tax law. The Internal Revenue Service does not require your consent to any provision of this document, other that the certifications required to avoid backup with holding. (Check here if you are subject to backup withholding) o.



___________________________________    _____________________________________
APPLICANT                      DATE    JOINT APPLICANT                  DATE

___________________________________    _____________________________________
OTHER AUTHORIZED SIGNATORY     DATE    OTHER AUTHORIZED SIGNATORY       DATE

                                  THE JAMESTOWN
                                  BALANCED FUND

                                  THE JAMESTOWN
                                   EQUITY FUND

                                  No-Load Funds




                                   PROSPECTUS
                                 AUGUST 1, 1997






                               Investment Advisor
                     Lowe, Brockenbrough & Tattersall, Inc.
                               Richmond, Virginia

THE JAMESTOWN BALANCED FUND
THE JAMESTOWN EQUITY FUND

INVESTMENT ADVISOR
Lowe, Brockenbrough & Tattersall, Inc.
6620 West Broad Street
Suite 300
Richmond, Virginia 23230


ADMINISTRATOR
Countrywide Fund Services, Inc.
312 Walnut Street
P.O. Box 5354
Cincinnati, Ohio 45201-5354
1-800-443-4249


CUSTODIAN
Star Bank, N.A.
425 Walnut Street
Cincinnati, Ohio  45202

INDEPENDENT AUDITORS
Tait, Weller & Baker
Two Penn Center Plaza
Philadelphia, Pennsylvania 19102

LEGAL COUNSEL
Sullivan & Worcester, LLP
One Post Office Square
Boston, Massachusetts 02109

BOARD OF TRUSTEES
Austin Brockenbrough, III
John T. Bruce
Charles M. Caravati, Jr.
J. Finley Lee, Jr.
Richard Mitchell
Richard L. Morrill
Harris V. Morrissette
Fred T. Tattersall
Erwin H. Will, Jr.
Samuel B. Witt, III

OFFICERS
Henry C. Spalding, Jr., President
Ernest H. Stephenson, Jr., Vice President
Connie R. Taylor, Vice President

No person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, in connection with the offering contained in this Prospectus, and if given or made, such information or representations must not be relied upon as being authorized by the Funds. This Prospectus does not constitute an offer by the Funds to sell shares in any State to any person to whom it is unlawful for the Funds to make such offer in such State.

                                                                     PROSPECTUS
                                                                 August 1, 1997

                           THE JAMESTOWN BALANCED FUND
                            THE JAMESTOWN EQUITY FUND
                                  No-Load Funds
===============================================================================
The investment objectives of THE JAMESTOWN BALANCED FUND are long term growth of capital and income through investment in a balanced portfolio of equity and fixed income securities. Capital protection and low volatility are important investment goals.

The investment objective of THE JAMESTOWN EQUITY FUND is long term growth of capital through investment in a diversified portfolio composed primarily of common stocks. Current income is incidental to this objective and may not be significant.

                               INVESTMENT ADVISOR
                     LOWE, BROCKENBROUGH & TATTERSALL, INC.
                               RICHMOND, VIRGINIA

The Jamestown Balanced Fund and The Jamestown Equity Fund (the "Funds") are NO-LOAD, diversified, open-end series of the Williamsburg Investment Trust, a registered management investment company. This Prospectus provides you with the basic information you should know before investing in the Funds. You should read it and keep it for future reference. While there is no assurance that the Funds will achieve their investment objectives, they endeavor to do so by following the investment policies described in this Prospectus.

A Statement of Additional Information, dated August 1, 1997, containing additional information about the Funds, has been filed with the Securities and Exchange Commission and is incorporated by reference in this Prospectus in its entirety. The Funds' address is P.O. Box 5354, Cincinnati, Ohio 45201-5354, and their telephone number is 1-800-443-4249. A copy of the Statement of Additional Information may be obtained at no charge by calling or writing the Funds.


                                TABLE OF CONTENTS
===============================================================================

Prospectus Summary...........................................................2
Synopsis of Costs and Expenses...............................................3
Financial Highlights.........................................................4
Investment Objectives, Investment Policies and Risk Considerations...........6
How to Purchase Shares.......................................................9
How to Redeem Shares........................................................11
How Net Asset Value is Determined...........................................12
Management of the Funds.....................................................13
Dividends, Distributions, Taxes and Other Information.......................14
Application.................................................................17

-------------------------------------------------------------------------------
THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

-------------------------------------------------------------------------------

PROSPECTUS SUMMARY
===============================================================================

THE FUNDS. The Jamestown Balanced Fund (the "Balanced Fund") and The Jamestown Equity Fund (the "Equity Fund") are NO-LOAD, diversified, open-end series of the Williamsburg Investment Trust, a registered management investment company commonly known as a "mutual fund." Each represents a separate mutual fund with its own investment objectives and policies. An investor may elect one or both of the Funds to meet individual investment objectives, and may switch from one Fund to the other without charge when a shareholder's investment objectives or plans change. While there is no assurance that the Funds will achieve their investment objectives, they each endeavor to do so by following the investment policies described in this Prospectus.

INVESTMENT OBJECTIVES. The Balanced Fund's investment objectives are long term growth of capital and income through investment in a balanced portfolio of equity and fixed income securities. Capital protection and low volatility are important investment goals.

The Equity Fund's investment objective is long term growth of capital through investment in a diversified portfolio composed primarily of common stocks. Current income is incidental to this objective and may not be significant.

INVESTMENT APPROACH. The percentage of assets of the Balanced Fund invested in equities and fixed income securities is varied according to the Advisor's judgment of market and economic conditions. The Advisor attempts to take advantage of the long term capital growth and income opportunities available in the securities markets considering the investment goals of capital protection and low volatility.

The Advisor seeks to achieve the Equity Fund's objective through investment in a diversified portfolio composed primarily of common stocks. Equity investments are made primarily for growth, using strong fundamental factors, rankings of growth/value models and attractive technical and other factors as selection criteria. (See "Investment Objectives, Investment Policies and Risk Considerations.")


INVESTMENT ADVISOR. Lowe, Brockenbrough & Tattersall, Inc. (the "Advisor") serves as investment advisor to each of the Funds. For its services, the Advisor receives compensation of 0.65% of the average daily net assets of each Fund. The fees are reduced for either Fund when the assets of the particular Fund exceed $250 million. The Advisor has retained Lowe, Brockenbrough & Tattersall Strategic Advisors, Inc. (the "Sub-Advisor") to serve as the investment manager to that portion of the Balanced Fund's portfolio invested in fixed income securities. (See "Management of the Funds.")


PURCHASE OF SHARES. Shares are offered "No-Load," which means they may be purchased directly from the Funds without the imposition of any sales or 12b-1 charges. The minimum initial purchase for either Fund is $100,000. Subsequent investments in both Funds must be $1,000 or more. Shares may be purchased by individuals or organizations and may be appropriate for use in Tax Sheltered Retirement Plans and Systematic Withdrawal Plans. (See "How to Purchase Shares.")

REDEMPTION OF SHARES. There is currently no charge for redemptions from either Fund. Shares may be redeemed at any time in which the Funds are open for business at the net asset value next determined after receipt of a redemption request by the Funds. (See "How to Redeem Shares.")

DIVIDENDS AND DISTRIBUTIONS. Net investment income of the Funds is distributed quarterly. Net capital gains, if any, are distributed annually. Shareholders may elect to receive dividends and capital gain distributions in cash or the dividends and capital gain distributions may be reinvested in additional Fund shares. (See "Dividends, Distributions, Taxes and Other Information.")


MANAGEMENT. The Funds are series of the Williamsburg Investment Trust (the "Trust"), the Board of Trustees of which is responsible for overall management of the Trust and the Funds. The Trust has employed Countrywide Fund Services, Inc. (the "Administrator") to provide administration, accounting and transfer agent services. (See "Management of the Funds.")

SYNOPSIS OF COSTS AND EXPENSES
===============================================================================

                           THE JAMESTOWN BALANCED FUND

SHAREHOLDER TRANSACTION EXPENSES: ...................................      None

ANNUAL FUND OPERATING EXPENSES:
   (As a percentage of average net assets)
Investment Advisory Fees.............................................     0.65%
Administrator's Fees.................................................     0.18%
Other Expenses.......................................................     0.08%
                                                                       --------
Total Fund Operating Expenses........................................     0.91%
                                                                       ========

EXAMPLE: You would pay the following expenses on a $1,000 investment, whether or not you redeem at the end of the period, assuming 5% annual return:

      1 YEAR           3 YEARS           5 YEARS         10 YEARS
-----------------------------------------------------------------
         $9              $29               $50             $112


                            THE JAMESTOWN EQUITY FUND

SHAREHOLDER TRANSACTION EXPENSES: ...................................  None

ANNUAL FUND OPERATING EXPENSES: (As a percentage of average net assets)
Investment Advisory Fees............................................. 0.65%
Administrator's Fees.......................................... ...... 0.20%
Other Expenses....................................................... 0.13%
                                                                    --------
Total Fund Operating Expenses...................................       0.98%
                                                                    ========
EXAMPLE: You would pay the following expenses on a $1,000 investment, whether or not you redeem at the end of the period, assuming 5% annual return:

          1 YEAR           3 YEARS           5 YEARS         10 YEARS
---------------------------------------------------------------------
            $10              $31               $54             $120

The purpose of the foregoing table is to assist investors in the Fund in understanding the various costs and expenses that they will bear directly or indirectly. See "Management of the Fund" for more information about the fees and costs of operating the Fund. The Annual Fund Operating Expenses shown above are based upon estimated amounts for the current fiscal year ended March 31, 1997. THE EXAMPLE SHOWN SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES IN THE FUTURE MAY BE GREATER OR LESS THAN THOSE SHOWN.

The footnotes to the Financial Highlights table contain information concerning a decrease in each Fund's expense ratio as a result of a directed brokerage arrangement.

FINANCIAL HIGHLIGHTS
===============================================================================
The following audited financial information has been audited by Tait, Weller & Baker, independent accountants, whose report covering the fiscal year ended March 31, 1997 is contained in the Statement of Additional Information. This information should be read in conjunction with the Funds' latest audited annual financial statements and notes thereto, which are also contained in the Statement of Additional Information, a copy of which may be obtained at no charge by calling the Funds.


                           THE JAMESTOWN BALANCED FUND


                           Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Period
                                                                                                       July 3,
                                                             Years Ended March 31,                   1989(a) to
                                                                                                      March 31,
                                         1997     1996     1995     1994     1993     1992     1991     1990
-----------------------------------------------------------------------------------------------------------------
Net asset value at beginning
  of period......................       $ 14.77    $12.76  $ 12.15  $ 12.49  $ 11.52  $ 10.88  $ 10.27   $ 10.16
                                       ---------  --------  -------  -------  -------  -------  ------   --------

Income from investment operations:
  Net investment income...............     0.35     0.36     0.33     0.30     0.31      0.32     0.38      0.25
  Net realized and unrealized gains (losses)
   on investments.....................     1.45     2.50     0.90   ( 0.18)    1.11      0.67     0.63      0.10
                                       ---------  --------  -------  -------  -------  -------  ------   --------
Total from investment operations......     1.80     2.86     1.23     0.12     1.42      0.99     1.01      0.35
                                       ---------  --------  -------  -------  -------  -------  ------   --------

Less distributions:
  Dividends from net investment income   ( 0.35 ) ( 0.36 )( 0.33 )  ( 0.30)  ( 0.31)  ( 0.31)  ( 0.39) ( 0.24)
Distributions from net realized gains.   ( 1.05 ) ( 0.49 ) ( 0.29)  ( 0.16)  ( 0.14)  ( 0.04)  ( 0.01)     --
                                      ---------  --------  -------  -------  -------  -------  ------   --------
Total distributions...................   ( 1.40 ) ( 0.85 ) ( 0.62)  ( 0.46)  ( 0.45)  ( 0.35)  ( 0.40) ( 0.24)
                                      ---------  --------  -------  -------  -------  -------  ------   --------

Net asset value at end of period......  $ 15.17  $ 14.77  $ 12.76  $ 12.15  $ 12.49   $11.52   $ 10.88   $10.27
                                      =========  =======  =======  =======  =======  =======  ========  =======

Total return..........................   12.29%   22.79%   10.54%    0.94%   12.50%    9.16%    9.99%   4.65%(c)
                                      =========  =======  =======  =======  =======  =======  ========  =======

Net assets at end of period (000's)... $70,654   $61,576  $52,062  $46,928  $40,512  $23,786  $13,180   $4,399
                                      =========  =======  =======  =======  =======  =======  ========  =======

Ratio of gross expenses to average
  net assets..........................   0.91%    0.93%    0.99%    1.01%    1.07%    1.19%    1.47%     1.61%(c)
Ratio of net expenses to average net
  assets(b)...........................   0.87%    0.88%    0.96%    0.98%    0.99%      --      --         --

Ratio of net investment income
  to average net assets...............   2.31%    2.52%    2.72%    2.47%    2.59%    3.00%    5.52%   5.24%(c)

Portfolio turnover rate...............     58%      72%      95%     123%     134%     153%     110%      7%

Average commission rate per share..... $0.0667       --       --       --       --       --       --      --

(a) Effective date of the Fund's initial registration under the Securities Act of 1933, as amended.

(b) Ratios were determined based on net expenses after expense reimbursements through a directed brokerage arrangement.

(c) Annualized.


                            THE JAMESTOWN EQUITY FUND


                           Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Period

                                                                                                     Period
                                                               Years Ended March 31,                  Ended
                                                                                                    March 31,
                                                      1997        1996        1995        1994       1993(a)
---------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period..........    $  13.96    $  11.29    $  10.19    $  10.18     $  10.00
                                                  ----------   ---------   ----------   ---------  -----------
Income from investment operations:
   Net investment income........................        0.13        0.15        0.10        0.08        0.04
   Net realized and unrealized gains (losses)
     on investments ............................        2.00        2.98        1.15      ( 0.01 )      0.18
                                                  ----------   ---------   ----------   ---------  -----------
Total from investment operations................        2.13        3.13        1.25        0.07         0.22
                                                  ----------   ---------   ----------   ---------  -----------

Less distributions:
   Dividends from net investment income.........      ( 0.13)     ( 0.15)     ( 0.12)     ( 0.06 )     ( 0.04)
   Distributions from net realized gains........      ( 0.30)     ( 0.31)     ( 0.03)         --          --
                                                  ----------   ---------   ----------   ---------  -----------
Total distributions.............................      ( 0.43)     ( 0.46)     ( 0.15)     ( 0.06 )     ( 0.04)
                                                  ----------   ---------   ----------   ---------  -----------

Net asset value at end of period................    $  15.66    $  13.96    $  11.29    $  10.19     $  10.18
                                                  ==========   =========   ==========   =========  ===========

Total return....................................      15.27%      28.00%      12.33%       0.67%        6.81%(d)
                                                  ==========   =========   ==========   =========  ===========

Net assets at end of period (000's).............    $ 31,180    $ 17,857    $  8,111    $  2,811     $  1,953
                                                  ==========   =========   ==========   =========  ===========

Ratio of gross expenses to average net assets...       0.98%       1.14%       1.99%       3.16%        3.19%(d)

Ratio of net expenses to average net assets.....       0.92%(b)    1.01%(b)    1.44%(c)    1.50% (c)  1.50%(c)(d)

Ratio of net investment income
   to average net assets........................       0.85%       1.27%       1.18%       0.82%        1.13%(d)

Portfolio turnover rate.........................         44%         54%         48%         92%          54%

Average commission rate per share...............    $ 0.0688          --          --          --           --


(a) Represents the period from the commencement of operations (December 1, 1992) through March 31, 1993.

(b) Ratios were determined based on net expenses after expense reimbursements through a directed brokerage arrangement.

(c)Ratios were determined based on net expenses after the Advisor waived all or a portion of its advisory fee and/or reimbursed the Fund for operating expenses.

(d) Annualized.


Further information about the performance of the Funds is contained in the Annual Report, a copy of which may be obtained at no charge by calling the Funds.


INVESTMENT OBJECTIVES, INVESTMENT POLICIES
AND RISK CONSIDERATIONS
===============================================================================
The investment objectives of the Balanced Fund are long term growth of capital and income through investment in a balanced portfolio of equity and fixed income securities. Capital protection and low volatility are important investment goals.

The investment objective of the Equity Fund is long term growth of capital through investment in a diversified portfolio composed primarily of common stocks. Current income is incidental to this objective and may not be significant.

Any investment involves risk, and there can be no assurance that the Funds will achieve their investment objectives. The investment objectives of each Fund may not be altered without the prior approval of a majority (as defined by the Investment Company Act of 1940) of the Fund's shares.

EQUITY SELECTION. The Equity Fund and the equity portion of the Balanced Fund will be primarily invested in common stocks, straight preferred stocks, convertible preferred stocks, and convertible bonds. Such investments are made primarily for long term growth of capital, with income as a secondary consideration. Selection of equity securities is made on the basis of several criteria, including, among other things:

1. Fundamental factors such as financial strength, management record, size of the company, strategy and position of its major products and services.

2. Stock rankings, through the use of a proprietary computerized value model ("value model") which ranks stocks by using value measures such as price-earnings ratios, near term earnings momentum (the percentage change in projected earnings for the next four quarters compared to actual earnings for the last four quarters) and projected earnings growth. The value model uses consensus earnings estimates obtained from published investment research sources.

3. Relative price strength analysis (the percent change of the price of an individual stock versus the average price change of a universe of one thousand stocks).

Attractive equity securities for investment would include companies which measure favorably in fundamental factors which achieve a high stock ranking on the basis of the value model, and which demonstrate attractive technical (price movement) characteristics in relation to other stocks. These selection criteria are used by the Advisor to help identify equity candidates which possess an attractive combination of capital appreciation potential and dividend income in light of the Funds' investment objectives. Securities convertible into common stocks are evaluated based on both their equity attributes and fixed income attributes.

FIXED INCOME SELECTION. The Balanced Fund's fixed income investments may include corporate debt obligations and "U.S. Government Securities." U.S. Government Securities include direct obligations of the U.S. Treasury, securities issued or guaranteed as to interest and principal by agencies or instrumentalities of the U.S. Government, or any of the foregoing subject to repurchase agreements. (See "Repurchase Agreements.") While obligations of some U.S. Government sponsored entities are supported by the full faith and credit of the U.S. Government, several are supported by the right of the issuer to borrow from the U.S. Government, and still others are supported only by the credit of the issuer itself. The guarantee of the U.S. Government does not extend to the yield or value of the U.S. Government Securities held by the Funds or to either Fund's shares. See the Statement of Additional Information for a more detailed description.

Corporate debt obligations will consist of "investment grade" securities rated at least Baa by Moody's Investors Service, Inc. ("Moody's") or BBB by Standard & Poor's Ratings Group ("S&P") or, if not rated, of equivalent quality in the Sub-Advisor's opinion. Corporate debt obligations are acquired primarily for their income return and secondarily for capital appreciation. No bond having a Moody's or S&P rating less than A will be acquired if, as a result, more than 10% of the total value of the fixed income portion of the Balanced Fund's assets would be invested in such bonds. This applies at the time of acquisition; a decline in the value of the Balanced Fund's assets subsequent to acquisition will not require a sale of previously acquired securities, nor will a change in rating subsequent to acquisition require a sale. Lower rated issues (those rated lower than A) are considered speculative in certain respects. Descriptions of the quality ratings of Moody's and S&P are contained in the Statement of Additional Information. Although the Sub-Advisor utilizes the ratings of various credit rating services as one factor in establishing creditworthiness, it relies primarily upon its own analysis of factors establishing creditworthiness. For as long as the Balanced Fund holds a fixed income issue, the Sub-Advisor monitors the issuer's credit standing.

Fixed income investment decisions are made on the basis of the yield relative to yields available on the same maturity of U.S. Treasury Notes or Bonds ("Treasuries"). When the yield "spread" between Treasuries and other debt instruments is great, then U.S. Government agency securities (which will have higher yields than U.S. Treasuries of the same maturity) or corporate bonds are potentially attractive. When yield spreads are low, Treasuries would be the preferred investment. The average maturity of the fixed income portion of the Balanced Fund's portfolio will vary from three to twelve years. The average maturity of the portfolio will be shifted to reflect the Sub-Advisor's assessment of changes in credit conditions, international currency markets, economic environment, fiscal policy, monetary policy and political climate.

PORTFOLIO ALLOCATION FOR THE BALANCED FUND. The Balanced Fund invests in a balanced portfolio of equity and fixed income securities. Equity securities are acquired for capital appreciation or a combination of capital appreciation and income. Fixed income securities are acquired for income and secondarily for capital appreciation.

In addition to investing in the types of securities described above, the Advisor invests the Balanced Fund's assets among various companies, industries and economic sectors and adjusts the Balanced Fund's portfolio allocation between common stocks and fixed income securities in an attempt to take advantage of what the Advisor believes are the best opportunities for long term growth of capital and income, considering the investment goals of capital protection and low volatility. In making determinations of how to allocate the portfolio between equities and fixed income securities, the Advisor analyzes the projected total return relationships between four year stock market total returns (using the Standard & Poor's 500 Composite Index ("S&P 500") as a proxy for the market) and U.S. Treasury Notes with a four-year maturity. A four-year time frame is used in the Advisor's total return projections because, in its belief, four years is a sufficiently long time period to assess the potential total return of competing investments without being unduly influenced by short term economic and market factors. A dividend discount model, based upon historical S&P 500 price to dividend relationships, is used by the Advisor in projecting four-year stock market total returns. This model compares the Advisor's projected S&P 500 four-year dividend streams and resulting computer generated fourth year S&P 500 index values to the current S&P 500 index value to derive estimates of the total return potential from stocks. While the Advisor uses the foregoing analysis in portfolio allocation considerations, it relies upon the judgment of its professional staff to make conclusive portfolio allocation determinations, especially during times of volatile stock market and interest rate fluctuation, in an attempt to achieve the Balanced Fund's goal of low volatility. While the S&P 500 is used as a proxy for the stock market in formulating portfolio allocation determinations, equity investments are not limited to stocks included in the S&P 500 index. There is no assurance that the projected S&P 500 total rate of return will be realized by the Balanced Fund, and the rate of return of the Balanced Fund's portfolio may be significantly different than the projected S&P 500 rate of return.

The Advisor does not attempt to predict the proportion of income or growth of capital to be realized by the Balanced Fund. However, the common stock and fixed income allocations will each normally range from a minimum of 25% to a maximum of 75% of the Balanced Fund's assets.

MONEY MARKET INSTRUMENTS. Money market instruments will typically represent a portion of each Fund's portfolio, as funds awaiting investment, to accumulate cash for anticipated purchases of portfolio securities and to provide for shareholder redemptions and operational expenses of the Funds. For temporary defensive purposes, when the Advisor determines that market conditions warrant, the Balanced Fund and the Equity Fund may depart from their normal investment objectives and money market instruments may be emphasized, even to the point that 100% of either Fund's assets may be so invested. Money market instruments mature in thirteen months or less from the date of purchase and include U.S. Government Securities (defined above) and corporate debt securities (including those subject to repurchase agreements), bankers' acceptances and certificates of deposit of domestic branches of U.S. banks, and commercial paper (including variable amount demand master notes). At the time of purchase, money market instruments will have a short-term rating in the highest category by Moody's or S&P or, if not rated, issued by a corporation having an outstanding unsecured debt issue rated A or better by Moody's or S&P or, if not so rated, of equivalent quality in the Advisor's opinion. See the Statement of Additional Information for a further description of money market investments.

FACTORS TO CONSIDER. Neither Fund is intended to be a complete investment program and there can be no assurance that the Funds will achieve their investment objectives. To the extent that the Equity Fund's portfolio is fully invested in equity securities, and the major portion of the Balanced Fund's portfolio is invested in equity securities, it may be expected that the net asset value of each Fund will be subject to greater fluctuation than a portfolio containing mostly fixed income securities. The fixed income securities in which the Balanced Fund will invest are also subject to fluctuation in value. Such fluctuations may be based on movements in interest rates or on changes in the creditworthiness of the issuers, which may result from adverse business and economic developments or proposed corporate transactions, such as a leveraged buy-out or recapitalization of the issuer. The Funds may borrow using their assets as collateral, but only under certain limited conditions. Borrowing, if done, would tend to exaggerate the effects of market fluctuations on a Fund's net asset value until repaid. (See "Borrowing.")

The value of the Balanced Fund's fixed income securities will generally vary inversely with the direction of prevailing interest rate movements. Consequently, should interest rates increase or the creditworthiness of an issuer deteriorate, the value of the Balanced Fund's fixed income securities would decrease in value, which would have a depressing influence on the Balanced Fund's net asset value. At times when fixed income investments are emphasized, the Balanced Fund's net asset value would not be subject to as much stock market volatility but may be expected to fluctuate inversely with the direction of interest rates. The Advisor believes that, by utilizing the investment policies described herein, the Balanced Fund's net asset value may not rise as rapidly or as much as the stock market (as represented by the S&P 500 Index) during rising market cycles, but that during declining market cycles, the Balanced Fund would not suffer as great a decline in its net asset value as the S&P 500 Index. This should result, in the Advisor's opinion, in the Balanced Fund and its shareholders experiencing less volatile year-to-year total returns than would be experienced by the S&P 500 Index.

BORROWING. Each Fund may borrow, temporarily, up to 5% of its total assets for extraordinary purposes and may increase this limit to 33.3% of its total assets to meet redemption requests which might otherwise require untimely disposition of portfolio holdings. To the extent the Funds borrow for these purposes, the effects of market price fluctuations on portfolio net asset value will be exaggerated. If while such borrowing is in effect, the value of the particular Fund's assets declines, the Fund would be forced to liquidate portfolio securities when it is disadvantageous to do so. The Funds would incur interest and other transaction costs in connection with such borrowing. A Fund will not make any additional investments while its outstanding borrowings exceed 5% of the current value of its total assets.


PORTFOLIO TURNOVER. By utilizing the approach to investing described herein, annual portfolio turnover will generally not exceed 100% with respect to the Equity Fund and 200% with respect to the Balanced Fund. Market conditions may dictate, however, a higher rate of portfolio turnover in a particular year. The degree of portfolio activity affects the brokerage costs of the Funds and may have an impact on the amount of taxable distributions to shareholders. The portfolio turnover of the Balanced Fund and of the Equity Fund for the fiscal year ended March 31, 1997 was 58% and 44%, respectively.

REPURCHASE AGREEMENTS. The Funds may acquire U.S. Government Securities or other high-grade debt securities subject to repurchase agreements. A repurchase agreement transaction occurs when the Funds acquire a security and simultaneously resell it to the vendor (normally a member bank of the Federal Reserve or a registered Government Securities dealer) for delivery on an agreed upon future date. The repurchase price exceeds the purchase price by an amount which reflects an agreed upon interest rate earned by the Funds effective for the period of time during which the repurchase agreement is in effect. Delivery pursuant to the resale typically will occur within one to five days of the purchase. For purposes of the Investment Company Act of 1940 (the "1940 Act"), a repurchase agreement is considered to be a loan collateralized by the securities subject to the repurchase agreement. Neither Fund will enter into a repurchase agreement which will cause more than 10% of its assets to be invested in repurchase agreements which extend beyond seven days and other illiquid securities.

INVESTMENT LIMITATIONS. For the purpose of limiting the Funds' exposure to risk, each Fund has adopted certain limitations which, together with its investment objectives, are considered fundamental policies which may not be changed without shareholder approval. Each Fund will not: (1) issue senior securities, borrow money or pledge its assets, except that it may borrow from banks as a temporary measure (a) for extraordinary or emergency purposes, in amounts not exceeding 5% of either Fund's total assets, or (b) in order to meet redemption requests which might otherwise require untimely disposition of portfolio securities if, immediately after such borrowing, the value of a Fund's assets, including all borrowings then outstanding, less its liabilities (excluding all borrowings), is equal to at least 300% of the aggregate amount of borrowings then outstanding, and may pledge its assets to secure all such borrowings; (2) invest in restricted securities, or invest more than 10% of a Fund's assets in other illiquid securities, including repurchase agreements maturing in over seven days, and other securities for which there is no established market or for which market quotations are not readily available; (3) acquire foreign securities, except that the Funds may acquire foreign securities sold as American Depository Receipts in amounts not in excess of 5% of each Fund's assets; (4) write, acquire or sell puts, calls or combinations thereof, or purchase or sell commodities, commodities contracts, futures contracts or related options; and
(5) purchase securities of other investment companies, except through purchases in the open market involving only customary brokerage commissions and as a result of which not more than 5% of a Fund's total assets would be invested in such securities, or except as part of a merger, consolidation or other acquisition. Other fundamental investment limitations are listed in the Statement of Additional Information.


HOW TO PURCHASE SHARES
===============================================================================
THERE ARE NO SALES COMMISSIONS CHARGED TO INVESTORS. Assistance in opening accounts may be obtained from the Administrator by calling 1-800-443-4249, or by writing to the Funds at the address shown below for regular mail orders. Assistance is also available through any broker-dealer authorized to sell shares of the Funds. Such broker-dealer may charge you a fee for its services. Payment for shares purchased may be made through your account at the broker-dealer processing your application and order to purchase. Your investment will purchase shares at a Fund's net asset value next determined after your order is received by the Funds in proper order as indicated herein. The minimum initial investment in the Funds, unless stated otherwise herein, is $100,000. The Funds may, in the Advisor's sole discretion, accept certain accounts with less than the stated minimum initial investment.

Payment must be made by check or money order drawn on a U.S. bank and payable in U.S. dollars. All orders received by the Administrator, whether by mail, bank wire or facsimile order from a qualified broker-dealer, prior to 4:00 p.m. Eastern time will purchase shares at the net asset value next determined on that business day. If your order is not received by 4:00 p.m. Eastern time, your order will purchase shares at the net asset value determined on the next business day. (See "How Net Asset Value is Determined.")

Due to Internal Revenue Service ("IRS") regulations, applications without social security or tax identification numbers will not be accepted. If, however, you have already applied for a social security or tax identification number at the time of completing your account application, the application should so indicate. The Funds are required to, and will, withhold taxes on all distributions and redemption proceeds if the number is not delivered to the Funds within 60 days.

Investors should be aware that the Funds' account application contains provisions in favor of the Funds, the Administrator and certain of their affiliates, excluding such entities from certain liabilities (including, among others, losses resulting from unauthorized shareholder transactions) relating to the various services made available to investors.

Should an order to purchase shares be cancelled because your check does not clear, you will be responsible for any resulting losses or fees incurred by the Funds or the Administrator in the transaction.

REGULAR MAIL ORDERS. Please complete and sign the Account Application form accompanying this Prospectus and send it with your check, made payable to the appropriate Fund, and mail it to:

                                      THE JAMESTOWN BALANCED FUND OR
                                      THE JAMESTOWN EQUITY FUND
                                      C/O SHAREHOLDER SERVICES
                                      P.O. BOX 5354
                                      CINCINNATI, OHIO  45201-5354

BANK WIRE ORDERS. Investments can be made directly by bank wire. To establish a new account or add to an existing account by wire, please call the Funds, at 1-800-443-4249, before wiring funds, to advise the Funds of the investment, the dollar amount and the account registration. This will ensure prompt and accurate handling of your investment. Please have your bank use the following wiring instructions to purchase by wire:

         STAR BANK, N.A.
         CINTI/TRUST
         ABA# 042000013
         FOR WILLIAMSBURG INVESTMENT TRUST #485777056
         FOR EITHER THE JAMESTOWN BALANCED FUND OR
                     THE JAMESTOWN EQUITY FUND
         (SHAREHOLDER NAME AND ACCOUNT NUMBER OR TAX IDENTIFICATION NUMBER)

It is important that the wire contain all the information and that the Funds receive prior telephone notification to ensure proper credit. Once your wire is sent you should, as soon as possible thereafter, complete and mail your Account Application to the Funds as described under "Regular Mail Orders," above.

ADDITIONAL INVESTMENTS. You may add to your account by mail or wire (minimum additional investment of $1,000) at any time by purchasing shares at the then current net asset value as aforementioned. Before making additional investments by bank wire, please call the Funds at 1-800-443-4249 to alert the Funds that your wire is to be sent. Follow the wire instructions above to send your wire. When calling for any reason, please have your account number ready, if known. Mail orders should include, when possible, the "Invest by Mail" stub which is attached to your Fund confirmation statement. Otherwise, be sure to identify your account in your letter.

AUTOMATIC INVESTMENT PLAN. The automatic investment plan enables shareholders to make regular monthly or quarterly investment in shares through automatic charges to their checking account. With shareholder authorization and bank approval, the Administrator will automatically charge the checking account for the amount specified ($100 minimum) which will be automatically invested in shares at the net asset value on or about the 15th day and/or the last business day of the month. The shareholder may change the amount of the investment or discontinue the plan at any time by writing to the Administrator.

EXCHANGE PRIVILEGE. You may use proceeds from the redemption of shares of either Fund to purchase shares of the other Fund offering shares for sale in your state of residence. There is no charge for this exchange privilege. Before making an exchange, you should read the portion of the Prospectus relating to the Fund into which the shares are to be exchanged. The shares of the Fund to be acquired will be purchased at the net asset value next determined after acceptance of the exchange request in writing by the Administrator. The exchange of shares of one Fund for shares of the other Fund is treated, for federal income tax purposes, as a sale on which you may realize taxable gain or loss. To prevent the abuse of the exchange privilege to the disadvantage of other shareholders, each Fund reserves the right to terminate or modify the exchange offer upon 60 days' notice to shareholders.

EMPLOYEES AND AFFILIATES OF THE FUNDS. The minimum purchase requirement is not applicable to accounts of Trustees, officers or employees of the Funds or certain parties related thereto. The minimum initial investment for such accounts is $5,000. See the Statement of Additional Information for further details.

STOCK CERTIFICATES. Stock certificates will not be issued for your shares. Evidence of ownership will be given by issuance of periodic account statements which will show the number of shares owned.


HOW TO REDEEM SHARES
===============================================================================
Shares of the Funds may be redeemed on each day that the Funds are open for business by sending a written request to the Funds. The Funds are open for business on each day the New York Stock Exchange (the "Exchange") is open for business. Any redemption may be for more or less than the purchase price of your shares depending on the market value of the Funds' portfolio securities. All redemption orders received in proper form, as indicated herein, by the Administrator prior to 4:00 p.m. Eastern time will redeem shares at the net asset value determined as of that business day's close of trading. Otherwise, your order will redeem shares on the next business day. You may also redeem your shares through a broker-dealer who may charge you a fee for its services.

The Board of Trustees reserves the right to involuntarily redeem any account having an account value of less than $10,000 (due to redemptions, exchanges or transfers, and not due to market action) upon 60 days' written notice. If the shareholder brings his account value up to $10,000 or more during the notice period, the account will not be redeemed. Redemptions from retirement plans may be subject to tax withholding.

If you are uncertain of the requirements for redemption, please contact the Funds, at 1-800-443-4249, or write to the address shown below.

REGULAR MAIL REDEMPTIONS. Your request should be addressed to either The Jamestown Balanced Fund or The Jamestown Equity Fund, P.O. Box 5354, Cincinnati, Ohio 45201-5354. Your request for redemption must include:

1) your letter of instruction or a stock assignment specifying the Equity Fund or the Balanced Fund, the account number, and the number of shares or dollar amount to be redeemed. This request must be signed by all registered shareholders in the exact names in which they are registered;

2) any required signature guarantees (see "Signature Guarantees"); and

3) other supporting legal documents, if required in the case of estates, trusts, guardianships, custodianships, corporations, partnerships, pension or profit sharing plans, and other organizations.

Your redemption proceeds will be mailed to you within three business days after receipt of your redemption request. However, a Fund may delay forwarding a redemption check for recently purchased shares while it determines whether the purchase payment will be honored. Such delay (which may take up to 15 days) may be reduced or avoided if the purchase is made by certified check, government check or wire transfer. In such cases, the net asset value next determined after receipt of the request for redemption will be used in processing the redemption and your redemption proceeds will be mailed to you upon clearance of your check to purchase shares. The Funds may suspend redemption privileges or postpone the date of payment (i) during any period that the Exchange is closed, or trading on the Exchange is restricted as determined by the Securities and Exchange Commission (the "Commission"), (ii) during any period when an emergency exists as defined by the rules of the Commission as a result of which it is not reasonably practicable for the Funds to dispose of securities owned by them, or to fairly determine the value of their assets, and (iii) for such other periods as the Commission may permit.

You can choose to have redemption proceeds mailed to you at your address of record, your bank, or to any other authorized person, or you can have the proceeds sent by bank wire to your bank ($5,000 minimum). Shares of the Funds may not be redeemed by wire on days in which your bank is not open for business. Redemption proceeds will only be sent to the bank account or person named in your Account Application currently on file with the Funds. You can change your redemption instructions anytime you wish by filing a letter including your new redemption instructions with the Funds. (See "Signature Guarantees.")

There is currently no charge by the Administrator for wire redemptions. However, the Administrator reserves the right, upon thirty days' written notice, to make reasonable charges for wire redemptions. All charges will be deducted from your account by redemption of shares in your account. Your bank or brokerage firm may also impose a charge for processing the wire. In the event that wire transfer of funds is impossible or impractical, the redemption proceeds will be sent by mail to the designated account.

SIGNATURE GUARANTEES. To protect your account and the Funds from fraud, signature guarantees are required to be sure that you are the person who has authorized a change in registration, or standing instructions, for your account. Signature guarantees are required for (1) change of registration requests, and
(2) requests to establish or change redemption services other than through your initial account application. Signature guarantees are acceptable from a member bank of the Federal Reserve System, a savings and loan institution, credit union, registered broker-dealer or a member firm of a U.S. Stock Exchange, and must appear on the written request for redemption, or change of registration.

SYSTEMATIC WITHDRAWAL PLAN. A shareholder who owns shares of either Fund valued at $25,000 or more at the current offering price may establish a Systematic Withdrawal Plan to receive a monthly or quarterly check in a stated amount not less than $100. Each month or quarter as specified, the Funds will automatically redeem sufficient shares from your account to meet the specified withdrawal amount. The shareholder may establish this service whether dividends and distributions are reinvested or paid in cash. Systematic withdrawals may be deposited directly to the shareholder's bank account by completing the applicable section on the Account Application form accompanying this Prospectus, or by writing the Funds. See the Statement of Additional Information for further details.


HOW NET ASSET VALUE IS DETERMINED
===============================================================================
The net asset value of each Fund is determined on each business day that the Exchange is open for trading, as of the close of the Exchange (currently 4:00 p.m., Eastern time). Net asset value per share is determined by dividing the total value of all Fund securities (valued at market value) and other assets, less liabilities, by the total number of shares then outstanding. Net asset value includes interest on fixed income securities, which is accrued daily. See the Statement of Additional Information for further details.

Securities which are traded over-the-counter are priced at the last sale price, if available, otherwise, at the last quoted bid price. Securities traded on a national stock exchange will be valued based upon the closing price on the valuation date on the principal exchange where the security is traded. Fixed income securities will ordinarily be traded in the over-the-counter market and common stocks will ordinarily be traded on a national securities exchange, but may also be traded in the over-the-counter market. When market quotations are not readily available, fixed income securities may be valued on the basis of prices provided by an independent pricing service. The prices provided by the pricing service are determined with consideration given to institutional bid and last sale prices and take into account securities prices, yields, maturities, call features, ratings, institutional trading in similar groups of securities and developments related to specific securities. The Trustees will satisfy themselves that such pricing services consider all appropriate factors relevant to the value of such securities in determining their fair value. Securities and other assets for which no quotations are readily available will be valued in good faith at fair value using methods determined by the Board of Trustees.

MANAGEMENT OF THE FUNDS
===============================================================================
The Funds are diversified series of the Williamsburg Investment Trust (the "Trust"), an investment company organized as a Massachusetts business trust in July 1988, which was formerly known as The Nottingham Investment Trust. The Board of Trustees has overall responsibility for management of the Funds under the laws of Massachusetts governing the responsibilities of trustees of business trusts. The Statement of Additional Information identifies the Trustees and officers of the Trust and the Funds and provides information about them.

INVESTMENT ADVISOR. Subject to the authority of the Board of Trustees, Lowe, Brockenbrough & Tattersall, Inc. (the "Advisor") provides the Funds with a continuous program of supervision of each Fund's assets, including the composition of its portfolio, and furnishes advice and recommendations with respect to investments, investment policies and the purchase and sale of securities, pursuant to Investment Advisory Agreements with the Trust. The Advisor is also responsible for the selection of broker-dealers through which the Funds execute portfolio transactions, subject to brokerage policies established by the Trustees, and provides certain executive personnel to the Funds.


The Advisor was organized as a Virginia corporation in 1970 and is controlled by Austin Brockenbrough, III. In addition to acting as Advisor to the Funds, the Advisor also provides investment advice to corporations, trusts, pension and profit sharing plans, other business and institutional accounts and individuals. The Advisor also serves as investment advisor to The Jamestown International Equity Fund and The Jamestown Tax Exempt Virginia Fund (two series of the Trust), the subjects of separate prospectuses.


Henry C. Spalding, Jr. is primarily responsible for managing the portfolio of each Fund and has acted in this capacity since the Funds' inception. Mr. Spalding has been Executive Vice President of the Advisor since 1988.


Compensation of the Advisor with respect to the Balanced Fund, based upon the Fund's average daily net assets, is at the following annual rates: On the first $250 million, 0.65%; on the next $250 million, 0.60%; on assets over $500 million, 0.55%. For the fiscal year ended March 31, 1997, the Advisor received $430,381 in investment advisory fees from the Balanced Fund, which represented 0.65% of the Fund's average daily net assets. Compensation of the Advisor with respect to the Equity Fund, based upon the Fund's average daily net assets, is at the following annual rates: On the first $500 million, 0.65%; on assets over $500 million, 0.50%. For the fiscal year ended March 31, 1997, the Advisor received $160,646 in investment advisory fees from the Equity Fund, which represented 0.65% of the Fund's average daily net assets.

The Advisor has retained Lowe, Brockenbrough & Tattersall Strategic Advisors, Inc. (the "Sub-Advisor") to manage that portion of the Balanced Fund invested in fixed income securities, pursuant to a Sub-Advisory Agreement among the Trust, the Advisor and the Sub-Advisor. The Sub-Advisor will select fixed income securities for investment by the Balanced Fund, and, upon making any purchase or sale decision, place orders for the execution of such portfolio transaction. The fixed income portion of the Balanced Fund is managed on a day to day basis by a committee comprised of the Sub-Advisor's fixed income portfolio management professionals, each portfolio professional responsible for designated specific sectors of the fixed income market. Compensation of the Sub-Advisor, with respect to the Balanced Fund, is paid by the Advisor (not the Fund) at the rate of $1,250 for each fiscal quarter of the Trust. The Sub-Advisor is a Virginia corporation controlled by Fred T. Tattersall.


The address of both the Advisor and the Sub-Advisor is 6620 West Broad Street, Suite 300, Richmond, Virginia 23230.


ADMINISTRATOR. The Funds have retained Countrywide Fund Services, Inc., P.O. Box 5354, Cincinnati, Ohio 45201, to provide administrative, pricing, accounting, dividend disbursing, shareholder servicing and transfer agent services. The Administrator is a wholly-owned indirect subsidiary of Countrywide Credit Industries, Inc., a New York Stock Exchange listed company principally engaged in the business of residential mortgage lending.


The Administrator supplies executive, administrative and regulatory services, supervises the preparation of tax returns, and coordinates the preparation of reports to shareholders and reports to and filings with the Securities and Exchange Commission and state securities authorities. In addition, the Administrator calculates daily net asset value per share and maintains such books and records as are necessary to enable it to perform its duties. Each Fund pays the Administrator a fee for these services at the annual rate of 0.20% of the average value of its daily net assets up to $25 million, 0.175% on the next $25 million of such assets and 0.15% of such assets in excess of $50 million; provided, however, that the minimum fee is $2,000 per month with respect to each Fund. The Administrator also charges the Funds for certain costs involved with the daily valuation of investment securities and is reimbursed for out-of-pocket expenses.

CUSTODIAN. The Custodian of the Funds' assets is Star Bank, N.A. (the "Custodian"). The Custodian's mailing address is 425 Walnut Street, Cincinnati, Ohio 45202. The Advisor, Administrator or interested persons thereof may have banking relationships with the Custodian.


OTHER FUND COSTS. The Funds pay all expenses not assumed by the Advisor, including its fees. Fund expenses include, among others, the fees and expenses, if any, of the Trustees and officers who are not "affiliated persons" of the Advisor, fees of the Funds' Custodian, interest expense, taxes, brokerage fees and commissions, fees and expenses of the Funds' shareholder servicing operations, fees and expenses of qualifying and registering the Funds' shares under federal and state securities laws, expenses of preparing, printing and distributing prospectuses and reports to existing shareholders, auditing and legal expenses, insurance expenses, association dues, and the expense of shareholders' meetings and proxy solicitations. The Funds are also liable for any nonrecurring expenses that may arise such as litigation to which the Funds may be a party. The Funds may be obligated to indemnify the Trustees and officers with respect to such litigation. All expenses of a Fund are accrued daily on the books of such Fund at a rate which, to the best of its belief, is equal to the actual expenses expected to be incurred by the Fund in accordance with generally accepted accounting practices. For the fiscal year ended March 31, 1997, the expense ratio of the Balanced Fund was 0.91% of its average daily net assets and the expense ratio of the Equity Fund was 0.98% of its average daily net assets.


BROKERAGE. The Funds have adopted brokerage policies which allow the Advisor to prefer brokers which provide research or other valuable services to the Advisor and/or the Funds. In all cases, the primary consideration for selection of broker-dealers through which to execute brokerage transactions will be to obtain the most favorable price and execution for the Funds. Research services obtained through the Funds' brokerage transactions may be used by the Advisor for its other clients; conversely, the Funds may benefit from research services obtained through the brokerage transactions of the Advisor's other clients. The Statement of Additional Information contains more information about the management and brokerage practices of the Funds.


DIVIDENDS, DISTRIBUTIONS, TAXES AND OTHER INFORMATION
===============================================================================

The Statement of Additional Information contains additional information about the federal income tax implications of an investment in the Funds in general and, particularly, with respect to dividends and distributions and other matters. Shareholders should be aware that dividends from the Funds which are derived in whole or in part from interest on U.S. Government Securities may not be taxable for state income tax purposes. Other state income tax implications are not covered, nor is this discussion exhaustive on the subject of federal income taxation. Consequently, investors should seek qualified tax advice.

Each Fund intends to remain qualified as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986 (the "Code") and will distribute all of its net income and realized capital gains to shareholders. Shareholders are liable for taxes on distributions of net income and realized capital gains of the Funds but, of course, shareholders who are not subject to tax on their income will not be required to pay taxes on amounts distributed to them. The Funds intend to declare dividends quarterly, payable in March, June, September and December, on a date selected by the Trustees. In addition, distributions may be made annually in December out of any net short-term or long-term capital gains derived from the sale of securities realized through October 31 of that year. Each Fund may make a supplemental distribution of capital gains at the end of its fiscal year. The nature and amount of all dividends and distributions will be identified separately when tax information is distributed by the Funds at the end of each year. The Funds intend to withhold 30% on taxable dividends and any other payments that are subject to such withholding and are made to persons who are neither citizens nor residents of the U.S.

There is no fixed dividend rate, and there can be no assurance as to the payment of any dividends or the realization of any gains for either Fund. Current practice of the Funds, subject to the discretion of the Board of Trustees, is for declaration and payment of income dividends during the last week of each calendar quarter. All dividends and capital gains distributions are reinvested in additional shares of the Funds unless the shareholder requests in writing to receive dividends and/or capital gains distributions in cash. That request must be received by the Funds prior to the record date to be effective as to the next dividend. Tax consequences to shareholders of dividends and distributions are the same if received in cash or if received in additional shares of the Funds.

TAX STATUS OF THE FUNDS. If a Fund is qualified as a "regulated investment company" under the Code, it will not be liable for federal income taxes on amounts paid as dividends and distributions. The Code contains a number of complex requirements which an investment company must meet in order to qualify. For a more detailed discussion of the tax status of the Funds, see "Additional Tax Information" in the Statement of Additional Information.


DESCRIPTION OF FUND SHARES AND OTHER MATTERS. The Declaration of Trust of the Williamsburg Investment Trust currently provides for the shares of eleven funds, or series, to be issued. Shares of all eleven series have currently been issued, in addition to the Balanced Fund and the Equity Fund described in this
Prospectus: shares of the FBP Contrarian Balanced Fund and the FBP Contrarian Equity Fund, which are managed by Flippin, Bruce & Porter, Inc. of Lynchburg, Virginia; shares of The Government Street Equity Fund, The Government Street Bond Fund and The Alabama Tax Free Bond Fund, which are managed by T. Leavell & Associates, Inc. of Mobile, Alabama; shares of The Jamestown Bond Fund and The Jamestown Short Term Bond Fund, which are managed by Lowe, Brockenbrough & Tattersall Strategic Advisors, Inc. of Richmond, Virginia; and shares of The Jamestown International Equity Fund and The Jamestown Tax Exempt Virginia Fund, which are managed by Lowe, Brockenbrough & Tattersall, Inc. The Trustees are permitted to create additional series, or funds, at any time.


Shares are freely transferable, have no preemptive or conversion rights and, when issued, are fully paid and non-assessable. Upon liquidation of the Trust or a particular Fund of the Trust, holders of the outstanding shares of the Fund being liquidated shall be entitled to receive, in proportion to the number of shares of the Fund held by them, the excess of that Fund's assets over its liabilities. Each outstanding share is entitled to one vote for each full share and a fractional vote for each fractional share, on all matters which concern the Trust as a whole. On any matter submitted to a vote of shareholders, all shares of the Trust then issued and outstanding and entitled to vote, irrespective of the Fund, shall be voted in the aggregate and not by Fund, except (i) when required by the 1940 Act, shares shall be voted by individual Fund; and (ii) when the matter does not affect any interest of a particular Fund, then only shareholders of the affected Fund or Funds shall be entitled to vote thereon. Examples of matters which affect only a particular Fund could be a proposed change in the fundamental investment objectives or policies of that Fund or a proposed change in the investment advisory agreement for a particular Fund. The shares of the Funds have noncumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect all of the Trustees if they so choose.

The Declaration of Trust provides the Trustees may hold office indefinitely, except that: (1) any Trustee may resign or retire; (2) any Trustee may be removed with or without cause at any time: (a) by a written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (b) by vote of shareholders holding not less than two-thirds of the outstanding shares of the Trust, cast in person or by proxy at a meeting called for that purpose; or (c) by a written declaration signed by shareholders holding not less than two-thirds of the outstanding shares of the Trust and filed with the Trust's custodian. In case a vacancy or an anticipated vacancy shall for any reason exist, the vacancy shall be filled by the affirmative vote of a majority of the remaining Trustees, subject to the provisions of Section 16(a) of the 1940 Act.

Any group of shareholders representing 10% or more of the shares then outstanding may call a meeting for the purpose of removing one or more of the Trustees. If shareholders desire to call a meeting to consider the removal of one or more Trustees, they will be assisted in communicating with other shareholders. See the Statement of Additional Information for more information. Shareholder inquiries may be made in writing, addressed to the Funds at the address shown on the cover.

Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for the obligations of the Trust. The Declaration of Trust, therefore, contains provisions which are intended to mitigate such liability. See the Statement of Additional Information for further information about the Trust and its shares.

CALCULATION OF PERFORMANCE DATA. From time to time each Fund may advertise its total return. Each Fund may also advertise yield. Both yield and total return figures are based on historical earnings and are not intended to indicate future performance.

The "total return" of a Fund refers to the average annual compounded rates of return over 1, 5 and 10 year periods that would equate an initial amount invested at the beginning of a stated period to the ending redeemable value of the investment. The calculation of total return assumes the reinvestment of all dividends and distributions, includes all recurring fees that are charged to all shareholder accounts and deducts all nonrecurring charges at the end of each period. If a Fund has been operating less than 1, 5 or 10 years, the time period during which the Fund has been operating is substituted.

In addition, the Funds may advertise other total return performance data ("Nonstandardized Return"). Nonstandardized Return shows as a percentage rate of return encompassing all elements of return (i.e., income and capital appreciation or depreciation); it assumes reinvestment of all dividends and capital gain distributions. Nonstandardized Return may be quoted for the same or different periods as those for which standardized return is quoted. Nonstandardized Return may consist of a cumulative percentage rate of return, actual year-by-year rates or any combination thereof.

The "yield" of a Fund is computed by dividing the net investment income per share earned during a thirty-day (or one month) period stated in the advertisement by the maximum offering price per share on the last day of the period (using the average number of shares entitled to receive dividends). The yield formula assumes that net investment income is earned and reinvested at a constant rate and annualized at the end of a six-month period. For the purpose of determining net investment income, the calculation includes among expenses of the Funds all recurring fees that are charged to all shareholder accounts and any nonrecurring charges for the period stated.

                           THE JAMESTOWN BALANCED FUND
                            THE JAMESTOWN EQUITY FUND
                                                 Send completed application to:
                            THE JAMESTOWN BALANCED OR THE JAMESTOWN EQUITY FUND
                                                           Shareholder Services
FUND SHARES APPLICATION                                           P.O. Box 5354
(Please type or print clearly)                        Cincinnati, OH 45201-5354

===============================================================================
ACCOUNT REGISTRATION


o INDIVIDUAL  _________________________________________________________________
              (First Name) (Middle Initial) (Last Name)    (Birthdate)    (SS#)


o JOINT*      _________________________________________________________________
              (First Name) (Middle Initial) (Last Name)    (Birthdate)    (SS#)

*Joint accounts will be registered joint tenants with the right of survivorship unless otherwise indicated.


o UGMA/UTMA   _______________________________ under the_______   Uniform Gifts/
              (First Name)(Middle Initial) (Last Name) (State)   Transfers to
                                                                 Minors Act

              _____________________________________________________as Custodian
              (First Name)        (Middle Name)     (Last Name)

              _________________________________________________________________
              (Birthdate of Minor)         (SS # of Minor)
o For Corporations, Partnetships, Trusts
  Retirement Plans and Third Party IRAs

              _________________________________________________________________
              Name of Corporation or Partnership. If a Trust, include the name(s) of Trustees in which account will be registered, and the date of the Trust instrument.

              _________________________________________________________________
                        (Taxpayer Identification Number)

===============================================================================

ADDRESS

Street or P.O. Box_____________________________________________________________

City________________________________________State____________Zip_______________

Telephone_________________U.S. Citizen___Resident Alien__Non Resident (Country of Residence)______

===============================================================================

DUPLICATE CONFIRMATION ADDRESS (if desired)

Name___________________________________________________________________________

Street or P.O. Box_____________________________________________________________

City______________________________________State____________Zip_________________

===============================================================================

INITIAL INVESTMENT (Minimum initial investment:  $100,000)

o Enclosed is a check payable to the applicable Fund for $_____________________ (Please indicate Fund below)

         o  Jamestown Balanced Fund (80)       o  Jamestown Equity Fund (81)

q  Funds were wired to Star Bank on____________________________________in the
amount of $_____________________

By Mail:You may purchase shares by mail by completing and signing this application. Please mail with your check to the address above.

By Wire:You may purchase shares by wire. PRIOR TO SENDING THE WIRE, PLEASE CONTACT THE FUNDS AT 1-800-443-4249 SO THAT YOUR WIRE TRANSFER IS PROPERLY CREDITED TO YOUR ACCOUNT. Please forward your completed application by mail immediately thereafter to the Funds. The wire should be routed as follows:

              STAR BANK, N.A.
              CINTI/TRUST
              ABA #042000013
              FOR CREDIT WILLIAMSBURG INVESTMENT TRUST #485777056
              FOR THE JAMESTOWN BALANCED FUND OR THE JAMESTOWN EQUITY FUND
              FOR (SHAREHOLDER NAME AND SOCIAL SECURITY OR TAXPAYER ID NUMBER)

===============================================================================

DIVIDEND AND DISTRIBUTION INSTRUCTIONS

o Reinvest all dividends and capital gains distributions
o Reinvest all capital gain distributions; dividends to be paid in cash
o Pay all dividends and capital gain distributions in cash

         o By Check   o  By ACH to my bank checking or savings account.
                         PLEASE ATTACH A VOIDED CHECK.

SIGNATURE AUTHORIZATION - FOR USE BY CORPORATIONS, TRUSTS, PARTNERSHIPS AND OTHER INSTITUTIONS

Please retain a copy of this document for your files. Any modification of the information contained in this section will require an Amendment to this Application Form.

q  New Application   q  Amendment to previous Application dated______
Account No.______________________________

Name of Registered Owner_______________________________________________________

The following named person(s) are currently authorized signatories of the Registered Owner. Any of them is/are authorized under the applicable governing document to act with full power to sell, assign or transfer securities of THE JAMESTOWN BALANCED FUND OR THE JAMESTOWN EQUITY FUND for the Registered Owner and to execute and deliver any instrument necessary to effectuate the authority hereby conferred:

           Name                     Title                Signature

__________________________    __________________    ______________________

__________________________    __________________    ______________________

__________________________    __________________    ______________________

THE JAMESTOWN FUNDS, or any agent of the Funds may, without inquiry, rely upon the instruction of any person(s) purporting to be an authorized person named above, or in any Amendment received by the Funds or their agent. The Funds and their Agent shall not be liable for any claims, expenses or losses resulting from having acted upon any instruction reasonably believed to be genuine.





===============================================================================
                              SPECIAL INSTRUCTIONS
REDEMPTION INSTRUCTIONS
Please honor any redemption instruction received via telegraphic or facsimile believed to be authentic.

o Please mail redemption proceeds to the name and address of record

o Please wire redemptions to the commercial bank account indicated below (subject to a minimum wire transfer of $5,000)

SYSTEMATIC WITHDRAWAL
Please redeem sufficient shares from this account at the then net asset value, in accordance with the instructions below: (subject to a minimum $100 per distribution)

Dollar amount of each withdrawal $___________________ beginning the last business day of______________________

Withdrawals to be made:  o  Monthly   o  Quarterly

o  Please DEPOSIT DIRECTLY the proceeds to the bank account below

o  Please mail redemption proceeds to the name and address of record

AUTOMATIC INVESTMENT
Please purchase shares of q Jamestown Balanced Fund q Jamestown Equity Fund by withdrawing from the commercial bank account below, per the instructions below:

Amount $_______________(minimum $100)   Please make my automatic investment on:

____________________________________    o the last business day of each month
           (Name of Bank)               o the 15th day of each month
is hereby authorized to charge to my    o both the 15th and last business day
account the bank draft amount here
indicated. I understand the payment of
this draft is subject to all provisions
of the contract as stated on my bank
account signature card.

_______________________________________________________________________________
  (Signature as your name appears on the bank account to be drafted)

Name as it appears on the account______________________________________________

Commercial bank account #______________________________________________________

ABA Routing #__________________________________________________________________

City, State and Zip in which bank is located___________________________________

For AUTOMATIC INVESTMENT or SYSTEMATIC WITHDRAWAL please attach a voided check from the above account.

===============================================================================
SIGNATURE AND TIN CERTIFICATION
I/We certify that I have full right and power, and legal capacity to purchase shares of the Funds and affirm that I have received a current prospectus and understand the investment objectives and policies stated therein. The investor hereby ratifies any instructions given pursuant to this Application and for himself and his successors and assigns does hereby release Countrywide Fund Services, Inc., Williamsburg Investment Trust, Lowe, Brockenbrough & Tattersall, Inc., and their respective officers, employees, agents and affiliates from any and all liability in the performance of the acts instructed herein provided that such entities have exercised due care to determine that the instructions are genuine. I certify under the penalties of perjury that (1) the Social Security Number or Tax Identification Number shown is correct and (2) I am not subject to backup withholding. The certifications in this paragraph are required from all non-exempt persons to prevent backup withholding of 31% of all taxable distributions and gross redemption proceeds under the federal income tax law. The Internal Revenue Service does not require your consent to any provision of this document other than the certifications required to avoid backup withholding. (Check here if you are subject to backup withholding) o.


___________________________________    _____________________________________
APPLICANT                      DATE    JOINT APPLICANT                  DATE

___________________________________    _____________________________________
OTHER AUTHORIZED SIGNATORY     DATE    OTHER AUTHORIZED SIGNATORY       DATE

                       STATEMENT OF ADDITIONAL INFORMATION

                                       THE
                             FLIPPIN, BRUCE & PORTER
                                      FUNDS

                           FBP Contrarian Equity Fund
                          FBP Contrarian Balanced Fund

                                 August 1, 1997

                                    Series of
                          WILLIAMSBURG INVESTMENT TRUST
                          312 Walnut Street, 21st Floor
                             Cincinnati, Ohio 45202
                            Telephone 1-800-443-4249

                                TABLE OF CONTENTS

INVESTMENT OBJECTIVES AND POLICIES..........................................  2
DESCRIPTION OF BOND RATINGS.................................................  6
INVESTMENT LIMITATIONS......................................................  8
INVESTMENT ADVISER.......................................................... 14
ADMINISTRATOR............................................................... 15
OTHER SERVICES.............................................................. 16
BROKERAGE................................................................... 16
SPECIAL SHAREHOLDER SERVICES................................................ 17
PURCHASE OF SHARES.......................................................... 19
REDEMPTION OF SHARES........................................................ 20
NET ASSET VALUE DETERMINATION............................................... 20
ALLOCATION OF TRUST EXPENSES................................................ 20
ADDITIONAL TAX INFORMATION.................................................. 21
CAPITAL SHARES AND VOTING................................................... 22
CALCULATION OF PERFORMANCE DATA............................................. 23
FINANCIAL STATEMENTS AND REPORTS............................................ 25

   This Statement of Additional Information is not a prospectus and should only be read in conjunction with the Prospectus of both the FBP Contrarian Equity Fund and the FBP Contrarian Balanced Fund (the "Funds") dated August 1, 1997. The Prospectus may be obtained from the Funds, at the address and phone number shown above, at no charge.

                   INVESTMENT OBJECTIVES AND POLICIES

   All information contained herein applies to both the FBP Contrarian Balanced Fund (the "Balanced Fund"), formerly the FBP Contrarian Fund, and the FBP Contrarian Equity Fund (the "Equity Fund") unless otherwise noted.

   The investment objectives and policies of the Funds are described in the Prospectus. Supplemental information about these policies is set forth below. Certain capitalized terms used herein are defined in the Prospectus.

WRITING COVERED CALL OPTIONS. The writing of call options by the Funds is subject to limitations established by each of the exchanges governing the maximum number of options which may be written or held by a single investor or group of investors acting in concert, regardless of whether the options were written or purchased on the same or different exchanges or are held in one or more accounts or through one or more different exchanges or through one or more brokers. Therefore the number of calls the Funds may write (or purchase in closing transactions) may be affected by options written or held by other entities, including other clients of the Adviser. An exchange may order the liquidation of positions found to be in violation of these limits and may impose certain other sanctions.

   Each Fund intends to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986. One of the requirements for such qualification is that gains realized from the sale of securities held by each Fund less than three months must comprise less than 30% of the Fund's gross income. Due to this requirement, the Funds will limit the extent to which they write call options on investments held less than 3 months.

WARRANTS AND RIGHTS. Warrants are essentially options to purchase equity securities at specific prices and are valid for a specific period of time. Prices of warrants do not necessarily move in concert with the prices of the underlying securities. Rights are similar to warrants but generally have a short duration and are distributed directly by the issuer to its shareholders. Rights and warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

FOREIGN SECURITIES. Because of the inherent risk of foreign securities over domestic issues, the Funds will not invest in foreign investments except those traded domestically as American Depository Receipts (ADRs). The Funds may invest in foreign securities in order to take advantage of opportunities for growth where, as with domestic securities, they are depressed in price because they are out of favor with most of the investment community. The same factors would be considered in selecting foreign securities as with domestic securities, as discussed in the Prospectus. Foreign securities investment presents special considerations not typically associated with investments in domestic securities. Foreign taxes may reduce income. Currency exchange rates and regulations may cause fluctuation in the value of foreign securities. Foreign securities are subject to different regulatory environments than in the United States and, compared to the United States, there may be a lack of uniform accounting, auditing and financial reporting standards, less volume and liquidity and more volatility, less public information, and less regulation of foreign issuers. Countries have been known to expropriate or nationalize assets, and foreign investments may be subject to political, financial or social instability or adverse diplomatic developments. There may be difficulties in obtaining service of process on foreign issuers and difficulties in enforcing judgments with respect to claims under the U.S. securities laws against such issuers. Favorable or unfavorable differences between U.S. and foreign economies could affect foreign securities values. The U.S. Government has, in the past, discouraged certain foreign investments by U.S. investors through taxation or other restrictions and it is possible that such restrictions could be imposed again.

SECURITIES OF UNSEASONED COMPANIES. The securities of unseasoned companies (those in business less than three years, including predecessors and, in the case of bonds, guarantors) may have a limited trading market, which may adversely affect disposition. If other investors attempt to dispose of such holdings when the Funds desire to do so, the Funds could receive lower prices than might otherwise be obtained. Because of the increased risk over larger, better known companies, each Fund limits its investments in the securities of unseasoned issuers to no more than 5% of its total assets.

REPURCHASE AGREEMENTS. The Funds may acquire U.S. Government securities subject to repurchase agreements. A repurchase transaction occurs when, at the time a Fund purchases a security (normally a U.S. Treasury obligation), it also resells it to the vendor (normally a member bank of the Federal Reserve System or a registered Government Securities dealer) and must deliver the security (and/or securities substituted for them under the repurchase agreement) to the vendor on an agreed upon date in the future. Such securities, including any securities so substituted, are referred to as the "Repurchase Securities." The repurchase price exceeds the purchase price by an amount which reflects an agreed upon market interest rate effective for the period of time during which the repurchase agreement is in effect.

   The majority of these transactions run day to day, and the delivery pursuant to the resale typically will occur within one to five days of the purchase. The Funds' risk is limited to the ability of the vendor to pay the agreed upon sum upon the delivery date; in the event of bankruptcy or other default by the vendor, there may be possible delays and expenses in liquidating the instrument purchased, decline in its value and loss of interest. These risks are minimized when the Funds hold a perfected security interest in the Repurchase Securities and can therefore sell the instrument promptly. Under guidelines issued by the Trustees, the Adviser will carefully consider the creditworthiness during the term of the repurchase agreement. Repurchase agreements are considered as loans collateralized by the Repurchase Securities, such agreements being defined as "loans" under the Investment Company Act of 1940 (the "1940 Act"). The return on such "collateral" may be more or less than that from the repurchase agreement. The market value of the resold securities will be monitored so that the value of the "collateral" is at all times at least equal to the value of the loan, including the accrued interest earned thereon. All Repurchase Securities will be held by the Funds' custodian either directly or through a securities depository.

U.S. GOVERNMENT SECURITIES. The Balanced Fund may invest in debt obligations which are issued or guaranteed by the U.S. Government, its agencies and instrumentalities ("U.S. Government Securities") as described herein. U.S. Government Securities include the following securities: (1) U.S. Treasury obligations of various interest rates, maturities and issue dates, such as U.S. Treasury bills (mature in one year or less), U.S. Treasury notes (mature in one to seven years), and U.S. Treasury bonds (mature in more than seven years), the payments of principal and interest of which are all backed by the full faith and credit of the U.S. Government; (2) obligations issued or guaranteed by U.S. Government agencies or instrumentalities, some of which are backed by the full faith and credit of the U.S. Government, e.g., obligations of the Government National Mortgage Association ("GNMA"), the Farmers Home Administration and the Export Import Bank; some of which do not carry the full faith and credit of the U.S. Government but which are supported by the right of the issuer to borrow from the U.S. Government, e.g., obligations of the Tennessee Valley Authority, the U.S. Postal Service, the Federal National Mortgage Association ("FNMA"), and the Federal Home Loan mortgage Corporation ("FHLMC"); and some of which are backed only by the credit of the issuer itself, e.g., obligations of the Student Loan Marketing Association, the Federal Home Loan Banks and the Federal Farm Credit Bank; and (3) any of the foregoing purchased subject to repurchase agreements as described herein. The Balanced Fund does not intend to invest in "zero coupon" Treasury securities. The guarantee of the U.S. Government does not extend to the yield or value of the Fund's shares.

   Obligations of GNMA, FNMA and FHLMC may include direct pass-through "Certificates," representing undivided ownership interests in pools of mortgages. Such Certificates are guaranteed as to payment of principal and interest (but not as to price and yield) by the U.S. Government or the issuing agency.

   Mortgage Certificates are subject to more rapid prepayment than their stated maturity date would indicate; their rate of prepayment tends to accelerate during periods of declining interest rates and, as a result, the proceeds from such prepayments may be reinvested in instruments which have lower yields. To the extent such securities were purchased at a premium, such prepayments could result in capital losses. The U.S. Government does not guarantee premiums and market value of U.S. Government Securities.

DESCRIPTION OF MONEY MARKET INSTRUMENTS. Money market instruments may include U.S. Government Securities or corporate debt obligations (including those subject to repurchase agreements) as described herein, provided that they mature in thirteen months or less from the date of acquisition and are otherwise eligible for purchase by the Funds. Money market instruments also may include Bankers' Acceptances and Certificates of Deposit of domestic branches of U.S. banks, Commercial Paper and Variable Amount Demand Master Notes ("Master Notes"). BANKERS' ACCEPTANCES are time drafts drawn on and "accepted" by a bank, are the customary means of effecting payment for merchandise sold in import-export transactions and are a source of financing used extensively in international trade. When a bank "accepts" such a time draft, it assumes liability for its payment. When the Funds acquire a Bankers' Acceptance, the bank which "accepted" the time draft is liable for payment of interest and principal when due. The Bankers' Acceptance, therefore, carries the full faith and credit of such bank. A CERTIFICATE OF DEPOSIT ("CD") is an unsecured interest-bearing debt obligation of a bank. CDs acquired by the Funds would generally be in amounts of $100,000 or more. COMMERCIAL PAPER is an unsecured, short term debt obligation of a bank, corporation or other borrower. Commercial Paper maturity generally ranges from two to 270 days and is usually sold on a discounted basis rather than as an interest-bearing instrument. The Funds will invest in Commercial Paper only if it is rated in the highest rating category by any nationally recognized statistical rating organization ("NRSRO") or, if not rated, the issuer must have an outstanding unsecured debt issue rated in the three highest categories by any NRSRO or, if not so rated, be of equivalent quality in the Adviser's assessment. Commercial Paper may include Master Notes of the same quality. MASTER NOTES are unsecured obligations which are redeemable upon demand of the holder and which permit the investment of fluctuating amounts at varying rates of interest. Master Notes are acquired by the Funds only through the Master Note program of the Funds' custodian, acting as administrator thereof. The Adviser will monitor, on a continuous basis, the earnings power, cash flow and other liquidity ratios of the issuer of a Master Note held by the Funds.

FORWARD COMMITMENT AND WHEN-ISSUED SECURITIES. The Balanced Fund may purchase securities on a when-issued basis or for settlement at a future date if the Fund holds sufficient assets to meet the purchase price. In such purchase transactions the Fund will not accrue interest on the purchased security until the actual settlement. Similarly, if a security is sold for a forward date, the Balanced Fund will accrue the interest until the settlement of the sale. When-issued security purchases and forward commitments have a higher degree of risk of price movement before settlement due to the extended time period between the execution and settlement of the purchase or sale. As a result, the exposure to the counterparty of the purchase or sale is increased. Although the Balanced Fund would generally purchase securities on a forward commitment or when-issued basis with the intention of taking delivery, the Fund may sell such a security prior to the settlement date if the Adviser felt such action was appropriate. In such a case the Fund could incur a short-term gain or loss.

                      DESCRIPTION OF BOND RATINGS

   The various ratings used by the NRSROs are described below. A rating by an NRSRO represents the organization's opinion as to the credit quality of the security being traded. However, the ratings are general and are not absolute standards of quality or guarantees as to the creditworthiness of an issuer. Consequently, the Adviser believes that the quality of fixed-income securities in which the Balanced Fund may invest should be continuously reviewed and that individual analysts give different weightings to the various factors involved in credit analysis. A rating is not a recommendation to purchase, sell or hold a security because it does not take into account market value or suitability for a particular investor. When a security has received a rating from more than one NRSRO, each rating is evaluated independently. Ratings are based on current information furnished by the issuer or obtained by the NRSROs from other sources that they consider reliable. Ratings may be changed, suspended or withdrawn as a result of changes in or unavailability of such information, or for other reasons.

DESCRIPTION OF MOODY'S INVESTORS SERVICE, INC.'S BOND RATINGS:

Aaa: Bonds rated Aaa are judged to be of the best quality. These bonds carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large in Aa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements that make the long term risks appear somewhat larger than in Aaa securities.

A: Bonds rated A possess many favorable investment attributes and are to be considered upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present that suggest a susceptibility to impairment sometime in the future.

Baa: Bonds rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba: Bonds rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds rated B generally lack characteristics of desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Moody's applies numerical modifiers (1,2 and 3) with respect to bonds rated Aa, A and Baa. The modifier 1 indicates that the bond being rated ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the bond ranks in the lower end of its generic rating category.

DESCRIPTION OF STANDARD & POOR'S RATINGS GROUP'S BOND RATINGS:

AAA: This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

AA: Bonds rated AA also qualify as high quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

A: Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB: Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

BB, B, CCC, CC: Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures or adverse conditions.

   To provide more detailed indications of credit quality, the AA, A and BBB ratings may be modified by the addition of a plus or minus sign to show relative standing within these major rating categories.

   Credit quality in the markets for lower rated fixed income securities can change unexpectedly, and even recently issued credit ratings may not fully reflect the actual risks posed by a particular security. The Adviser believes that the yields from the lower rated securities purchased by the Balanced Fund will more than compensate for any additional risk. During periods of deteriorating economic conditions or increased interest rates, trading in the secondary market for lower rated securities may become thin and market liquidity may be significantly reduced. Under such conditions, valuation of the securities at fair value becomes more difficult and judgment plays a greater role. Beside credit and liquidity concerns, prices for lower rated securities may be affected by legislative and regulatory developments.

                             INVESTMENT LIMITATIONS

   The Funds have adopted the following investment limitations, in addition to those described in the Prospectus, which cannot be changed without approval by holders of a majority of the outstanding voting shares of the Funds. A "majority" for this purpose, means the lesser of (i) 67% of a Fund's outstanding shares represented in person or by proxy at a meeting at which more than 50% of its outstanding shares are represented, or (ii) more than 50% of its outstanding shares.

Under these limitations, each Fund MAY NOT:

 (1) Invest more than 5% of the value of its total assets in the securities of any one issuer or purchase more than 10% of the outstanding voting securities or of any class of securities of any one issuer;

 (2) Invest 25% or more of the value of its total assets in any one industry or group of industries (except that securities of the U.S. Government, its agencies and instrumentalities are not subject to these limitations);

 (3) Invest in the securities of any issuer if any of the officers or trustees of the Trust or its Adviser who own beneficially more than 1/2 of 1% of the outstanding securities of such issuer together own more than 5% of the outstanding securities of such issuer;

 (4) Invest for the purpose of exercising control or management of another issuer;

 (5) Invest in interests in real estate, real estate mortgage loans, oil, gas or other mineral exploration or development programs, except that the Funds may invest in the securities of companies (other than those which are not readily marketable) which own or deal in such things, and the Funds may invest in certain mortgage backed securities as described in the Prospectus under "Investment Objectives, Investment Policies and Risk Considerations";

 (6) Underwrite securities issued by others, except to the extent a Fund may be deemed to be an underwriter under the federal securities laws in connection with the disposition of portfolio securities;

 (7) Purchase securities on margin (but the Funds may obtain such short-term credits as may be necessary for the clearance of transactions);

 (8) Make short sales of securities or maintain a short position, except short sales "against the box." (A short sale is made by selling a security the Fund does not own. A short sale is "against the box" to the extent that the Fund contemporaneously owns or has the right to obtain at no additional cost securities identical to those sold short.);

 (9) Participate on a joint or joint and several basis in any trading account in securities;

(10) Make loans of money or securities, except that the Funds may invest in repurchase agreements; or

(11) Invest in securities of issuers which have a record of less than three years' continuous operation (including predecessors and, in the case of bonds, guarantors), if more than 5% of its total assets would be invested in such securities.

   Percentage restrictions stated as an investment policy or investment limitation apply at the time of investment; if a later increase or decrease in percentage beyond the specified limits results from a change in securities values or total assets, it will not be considered a violation. However, in the case of the borrowing limitation (the first restriction in the Prospectus) each Fund will, to the extent necessary, reduce its existing borrowings to comply with the limitation.

   While the Funds have reserved the right to make short sales "against the box" (limitation number 8, above), the Adviser has no present intention of engaging in such transactions at this time or during the coming year.

                         TRUSTEES AND OFFICERS


   Following are the Trustees and executive officers of the Williamsburg Investment Trust (the "Trust"), their present position with the Trust or Funds, age, principal occupation during the past 5 years and their aggregate compensation from the Trust for the fiscal year ended March 31, 1997:

Name, Position,                                   Principal Occupation                                               Compensation
Age ad Address                                    During Past 5 Years                                                From the Trust
--------------                                    ---------------------                                              --------------
Austin Brockenbrough III (60)                     President and Managing                                                       None
 Trustee**                                        Director of Lowe, Brockenbrough
President                                         & Tattersall, Inc.,
The Jamestown International Equity                Richmond, Virginia;
The Jamestown Tax Exempt Virginia Fund            Director of Tredegar Industries,
6620 West Broad Street                            Inc.(plastics manufacturer) and
Suite 300                                         Wilkinson O'Grady & Co. Inc.
Richmond, Virginia 23230                          (global asset manager); Trustee
of University of Richmond

John T. Bruce (age 43)                            Principal of                                                                 None
Trustee and Chairman**                            Flippin, Bruce & Porter, Inc.,
Vice President                                    Lynchburg, Virginia
FBP Contrarian Balanced Fund
FBP Contrarian Equity Fund
800 Main Street
Lynchburg, Virginia 24504

                                                     - 10 -


Charles M. Caravati, Jr. (60)                    Physician                                                                   $8,000
Trustee**                                        Dermatology Associates of
5600 Grove Avenue                                Virginia, P.C.,
Richmond, Virginia 23226                         Richmond, Virginia

J. Finley Lee (age 57)                           Julian Price Professor Emeritus                                             $8,000
Trustee                                          of Business Administration
614 Croom Court                                  University of North Carolina,
Chapel Hill, North Carolina 27514                Chapel Hill, North Carolina;
                                                 Director of Montgomery Mutual
                                                 Insurance Co.

Richard Mitchell (age 48)                        Principal of None
Trustee**                                        T. Leavell &  Associates, Inc.
President                                        Mobile, Alabama
The Government Street Bond Fund
The Government Street Equity Fund
The Alabama Tax Free Bond Fund
150 Government Street
Mobile, Alabama  36602

Richard L. Morrill (age 58)                      President of                                                                $8,000
Trustee                                          University of Richmond,
7000 River Road                                  Richmond, Virginia;
Richmond, Virginia 23229                         Director of Central Fidelity Banks, Inc.
                                                 and Tredegar Industries, Inc.

Harris V. Morrissette (age 37)                   President of                                                                $7,000
Trustee                                          Marshall Biscuit Co. Inc.,
1500 S. Beltline Hwy.                            Mobile, Alabama;
Mobile, Alabama 36693                            President of Azalea Aviation, Inc
                                                 (airplane fueling); Director of
                                                 Bank of Mobile

Fred T. Tattersall (age 48)                      Managing Director of                                                          None
Trustee**                                        Lowe, Brockenbrough & Tattersall
President                                        Strategic Advisors, Inc.,
The Jamestown Bond Fund                          Richmond, Virginia
The Jamestown Short Term Bond Fund
6620 West Broad Street
Suite 300
Richmond, Virginia 23230

Erwin H. Will, Jr. (age 64)                      Chief Investment Officer of                                                   None
Trustee                                          Virginia Retirement System,
P.O. Box 2500                                    Richmond, Virginia
Richmond, Virginia 23218

                                                     - 11 -


Samuel B. Witt III (age 61)                      Senior Vice President and                                                   $6,500
Trustee                                          General Counsel of Stateside
2300 Clarendon Blvd.                             Associates, Inc., Arlington,
Suite 407                                        Virginia; Director of The Swiss
Arlington, Virginia 22201                        Helvetic Fund, Inc. (closed-end
                                                 investment company)

Charles M. Caravati III (age 31)                 Assistant Portfolio Manager of
Vice President                                   Lowe, Brockenbrough & Tattersall, Inc.,
The Jamestown International Equity Fund          Richmond, Virginia
6620 West Broad Street
Suite 300
Richmond, Virginia 23230

John M. Flippin (age 55)                         Principal of
President                                        Flippin, Bruce & Porter, Inc.,
FBP Contrarian Balanced Fund                     Lynchburg, Virginia
FBP Contrarian Equity Fund
800 Main Street
Lynchburg, Virginia  24504

Timothy S. Healey (age 44)                       Vice President of
Vice President                                   T. Leavell & Associates, Inc.,
The Alabama Tax Free Bond Fund                   Mobile, Alabama
150 Government Street
Mobile, Alabama 36602

R. Gregory Porter, III (age 56)                  Principal of
Vice President                                   Flippin, Bruce & Porter, Inc.,
FBP Contrarian Balanced Fund                     Lynchburg, Virginia
FBP Contrarian Equity Fund
800 Main Street
Lynchburg, Virginia  24504

Mark J. Seger (age 35)                           Vice President of Countrywide Fund
Treasurer                                        Services, Inc. and Countrywide Financial
312 Walnut Street, 21st Floor                    Services, Inc.; Treasurer, Countrywide
Cincinnati, Ohio 45202                           Investment Trust, Countrywide Tax-Free
                                                 Trust and Countrywide Strategic Trust,
                                                 Cincinnati, Ohio

Henry C. Spalding, Jr. (age 59)                  Executive Vice President of
President                                        Lowe, Brockenbrough & Tattersall, Inc.,
The Jamestown Balanced Fund                      Richmond, Virginia
The Jamestown Equity Fund
6620 West Broad Street
Suite 300
Richmond, Virginia  23230

                                                     - 12 -


John F. Splain (age 40)                          Vice President, General Counsel and
Secretary                                        Secretary of Countrywide Fund Services,
312 Walnut Street, 21st Floor                    Inc.; General Counsel and Secretary, e
Cincinnati, Ohio 45202                           Countrywid Investments, Inc. and
                                                 Countrywide Financial Services, Inc.;
                                                 Secretary, Countrywide Investment Trust,
                                                 Countrywide Tax-Free Trust and
                                                 Countrywide Strategic Trust,
                                                 Cincinnati, Ohio

Ernest H. Stephenson, Jr. (age 52)               Vice President
Vice President                                   Lowe, Brockenbrough & Tattersall, Inc.,
The Jamestown Balanced Fund                      Richmond, Virginia
The Jamestown Equity Fund
6620 West Broad St.
Suite 300
Richmond, Virginia 23230

Connie R. Taylor (age 46)                        Administrator
Vice President                                   Lowe, Brockenbrough & Tattersall, Inc.,
The Jamestown Balanced Fund                      Richmond, Virginia
The Jamestown Equity Fund
6620 West Broad Street
Suite 300
Richmond, Virginia 23230

Craig D. Truitt (age 38)                         Senior Vice President
Vice President                                   Lowe, Brockenbrough & Tattersall
The Jamestown Bond Fund                          Strategic Advisors, Inc.,
The Jamestown Short Term Bond Fund               Richmond, Virginia
6620 West Broad Street
Suite 300
Richmond, Virginia 23230

Beth Ann Walk (age 38)                           Portfolio Manager of
Vice President                                   Lowe, Brockenbrough & Tattersall, Inc.,
The Jamestown Tax Exempt Virginia Fund           Richmond, Virginia 6620
West Broad Street
Suite 300
Richmond, Virginia 23230

-----------------------------

**Indicates that Trustee is an Interested Person for purposes of the 1940 Act. Charles M. Caravati, Jr. is the father of Charles M. Caravati III.

Messrs. Lee, Morrill, Morrissette, Will and Witt constitute the
Trust's Nominating Committee.  Messrs. Caravati, Lee, Morrill,
Morrissette, Will and Witt constitute the Trust's Audit
Committee. The Audit Committee reviews annually the nature and cost of the professional services rendered by the Trust's independent accountants, the results of their year-end audit and their findings and recommendations as to accounting and financial matters, including the adequacy of internal controls. On the basis of this review the Audit Committee makes recommendations to the Trustees as to the appointment of independent accountants for the following year.

PRINCIPAL HOLDERS OF VOTING SECURITIES. As of July 11, 1997, the Trustees and Officers of the Trust as a group owned beneficially (i.e., had voting and/or investment power) 4.2% of the then outstanding shares of the Equity Fund and 3.3% of the then outstanding shares of the Balanced Fund. On the same date, the Trust Company of Knoxville, P.O. Box 789, Knoxville, Tennessee, 37901, owned of record 13.0% of the then outstanding shares of the Equity Fund.


                               INVESTMENT ADVISER

   Flippin, Bruce & Porter, Inc. (the "Adviser") supervises each Fund's investments pursuant to an Investment Advisory Agreement (the "Advisory
Agreement") described in the Prospectus. The Advisory Agreement is effective until April 1, 1998 and will be renewed thereafter for one year periods only so long as suc renewal and continuance is specifically approved at least annually by the Board of Trustees or by vote of a majority of the Funds' outstanding voting securities, provided the continuance is also approved by a majority of the Trustees who are not "interested persons" of the Trust or the Adviser by vote cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement is terminable without penalty on sixty days notice by the Board of Trustees of the Trust or by the Adviser. The Advisory Agreement provides that it will terminate automatically in the event of its assignment.


   Compensation of the Adviser, with respect to each Fund, based upon each Fund's average daily net assets, is at the following annual rates: On the first $250 million, 0.75%; on the next $250 million, 0.65%; and on assets over $500 million, 0.50%. For the fiscal year ended March 31, 1997 and 1996, the Equity Fund paid the Adviser advisory fees of $89,290 (which was net of voluntary fee waivers of $5,300) and $21,816 (net of voluntary fee waivers of $27,849), respectively. The Adviser voluntarily waived its entire advisory fee and reimbursed a portion of the Equity Fund's operating expenses for the fiscal year ended March 31, 1995. For the fiscal years ended March 31, 1997, 1996 and 1995, the Balanced Fund paid the Adviser advisory fees of $293,819, $237,270 and $176,987, respectively.


   John M. Flippin, John T. Bruce and R. Gregory Porter, III own all the capital stock of the Adviser and therefore control the Adviser. In addition to acting as Adviser to the Funds, the Adviser also provides investment advice to corporations, trusts, pension and profit sharing plans, other business and institutional accounts and individuals.

   The Adviser provides a continuous investment program for the Funds, including investment research and management with respect to all securities, investments, cash and cash equivalents of the Funds. The Adviser determines what securities and other investments will be purchased, retained or sold by the Funds, and does so in accordance with the investment objectives and policies of the Funds as described herein and in the Prospectus. The Adviser places all securities orders for the Funds, determining with which broker, dealer or issuer to place the orders.

   The Adviser must adhere to the brokerage policies of the Funds in placing all orders, the substance of which policies are that the Adviser must seek at all times the most favorable price and execution for all securities brokerage transactions.

   The Adviser also provides, at its own expense, certain Executive Officers to the Trust, and pays the entire cost of distributing Fund shares.


   The Advisor may compensate dealers or others based on sales of shares of the Funds to clients of such dealers or others or based on the average balance of all accounts in the Funds for which such dealers or others are designated as the person responsible for the account.

                                  ADMINISTRATOR

   Countrywide Fund Services, Inc. (the "Administrator") maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of each Fund's shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions. The Administrator also provides accounting and pricing services to the Funds and supplies non-investment related statistical and research data, internal regulatory compliance services and executive and administrative services. The Administrator supervises the preparation of tax returns, reports to shareholders of the Funds, reports to and filings with the Securities and Exchange Commission and state securities commissions, and materials for meetings of the Board of Trustees.


   For the performance of these administrative services, each Fund pays the Administrator a fee at the annual rate of 0.20% of the average value of its daily net assets up to $25,000,000, 0.175% of such assets from $25,000,000 to $50,000,000 and 0.15% of such assets in excess of $50,000,000; provided, however, that the minimum fee is $2,000 per month for each Fund. In addition, the Funds pay out-of-pocket expenses, including but not limited to, postage, envelopes, checks, drafts, forms, reports, record storage and communication lines.

   For the fiscal years ended March 31, 1997, 1996 and 1995, the Administrator received fees of $26,614, $24,000 and $23,250, respectively, from the Equity Fund and $75,049, $61,819 and $46,102, respectively, from the Balanced Fund.


                                 OTHER SERVICES

   The firm of Tait, Weller & Baker, Two Penn Center Plaza, Philadelphia, Pennsylvania 19102, has been retained by the Board of Trustees to perform an independent audit of the books and records of the Trust, to review the Funds' federal and state tax returns and to consult with the Trust as to matters of accounting and federal and state income taxation.

   The Custodian of the Funds' assets is Star Bank, N.A., 425 Walnut Street, Cincinnati, Ohio 45202. The Custodian holds all cash and securities of the Funds (either in its possession or in its favor through "book entry systems" authorized by the Trustees in accordance with the 1940 Act), collects all income and effects all securities transactions on behalf of the Funds.

                                    BROKERAGE

   It is the Funds' practice to seek the best price and execution for all portfolio securities transactions. The Adviser (subject to the general supervision of the Board of Trustees) directs the execution of the Funds' portfolio transactions. The Trust has adopted a policy which prohibits the Adviser from effecting Fund portfolio transactions with broker-dealers which may be interested persons of either Fund, the Trust, any Trustee, officer or director of the Trust or its investment advisers or any interested person of such persons.

   The Balanced Fund's fixed income portfolio transactions will normally be principal transactions executed in over-the-counter markets and will be executed on a "net" basis, which may include a dealer markup. The Funds' common stock portfolio transactions will normally be exchange traded and will be effected through broker-dealers who will charge brokerage commissions. Options would also normally be exchange traded involving the payment of commissions. With respect to securities traded only in the over-the-counter market, orders will be executed on a principal basis with primary market makers in such securities except where better prices or executions may be obtained on an agency basis or by dealing with other than a primary market maker.


   For the fiscal years ended March 31, 1997, 1996 and 1995, the total amount of brokerage commissions paid by the Balanced Fund was $14,442, $16,891 and $11,419, respectively. During the fiscal years ended March 31, 1997, 1996 and 1995, the total amount of brokerage commissions paid by the Equity Fund was $14,989, $8,779 and $5,216, respectively.

   While there is no formula, agreement or undertaking to do so, the Adviser may allocate a portion of either Fund's brokerage commission to persons or firms providing the Adviser with research services, which may typically include, but are not limited to, investment recommendations, financial, economic, political, fundamental and technical market and interest rate data, and other statistical or research services. Much of the information so obtained may also be used by the Adviser for the benefit of the other clients it may have. Conversely, the Funds may benefit from such transactions effected for the benefit of other clients. In all cases, the Adviser is obligated to effect transactions for the Funds based upon obtaining the most favorable price and execution. Factors considered by the Adviser in determining whether the Funds will receive the most favorable price and execution include, among other things: the size of the order, the broker's ability to effect and settle the transaction promptly and efficiently and the Adviser's perception of the broker's reliability, integrity and financial condition.

   As of March 31, 1997, the Balanced Fund and the Equity Fund held securities issued by NationsBank (the market value of which were $819,550 and $465,150, respectively). NationsBank is the parent of one of the Trust's "regular broker-dealers" (as defined in the 1940 Act).


                          SPECIAL SHAREHOLDER SERVICES

   As noted in the Prospectus, the Funds offer the following shareholder services:

REGULAR ACCOUNT. The regular account allows for voluntary investments to be made at any time. Available to individuals, custodians, corporations, trusts, estates, corporate retirement plans and others, investors are free to make additions and withdrawals to or from their account as often as they wish. When an investor makes an initial investment in the Funds, a shareholder account is opened in accordance with the investor's registration instructions. Each time there is a transaction in a shareholder account, such as an additional investment or the reinvestment of a dividend or distribution, the shareholder will receive a statement showing the current transaction and all prior transactions in the shareholder account during the calendar year to date.

AUTOMATIC INVESTMENT PLAN. The automatic investment plan enables shareholders to make regular monthly or quarterly investment in shares through automatic charges to their checking account. With shareholder authorization and bank approval, the Administrator will automatically charge the checking account for the amount specified ($100 minimum) which will be automatically invested in shares at the public offering price on or about the last business day of the month or quarter. The shareholder may change the amount of the investment or discontinue the plan at any time by writing to the Administrator.

SYSTEMATIC WITHDRAWAL PLAN. Shareholders owning shares with a value of $25,000 or more may establish a Systematic Withdrawal Plan. A shareholder may receive monthly or quarterly payments, in amounts of not less than $100 per payment, by authorizing the Funds to redeem the necessary number of shares periodically (each month, or quarterly in the months of March, June, September and December). Checks will be made payable to the designated recipient and mailed within three business days of the valuation date. If the designated recipient is other than the registered shareholder, the signature of each shareholder must be guaranteed on the application (see "Signature Guarantees"). A corporation (or partnership) must also submit a "Corporate Resolution" (or "Certification of Partnership") indicating the names, titles and required number of signatures authorized to act on its behalf. The application must be signed by a duly authorized officer(s) and the corporate seal affixed. No redemption fees are charged to shareholders under this plan. Costs in conjunction with the administration of the plan are borne by the Funds. Shareholders should be aware that such systematic withdrawals may deplete or use up entirely their initial investment and may result in realized long term or short term capital gains or losses. The Systematic Withdrawal Plan may be terminated at any time by the Funds upon sixty days' written notice or by a shareholder upon written notice to the Funds. Applications and further details may be obtained by calling the Funds at 1-800-443-4249, or by writing to:

                        The Flippin, Bruce & Porter Funds
                              Shareholder Services
                                  P.O. Box 5354
                           Cincinnati, Ohio 45201-5354

PURCHASES IN KIND. The Funds may accept securities in lieu of cash in payment for the purchase of shares of the Funds. The acceptance of such securities is at the sole discretion of the Adviser based upon the suitability of the securities accepted for inclusion as a long term investment of the Funds, the marketability of such securities, and other factors which the Adviser may deem appropriate. If accepted, the securities will be valued using the same criteria and methods as described in "How Net Asset Value is Determined" in the Prospectus.

REDEMPTIONS IN KIND. The Funds do not intend, under normal circumstances, to redeem their securities by payment in kind. It is possible, however, that conditions may arise in the future which would, in the opinion of the Trustees, make it undesirable for the Funds to pay for all redemptions in cash. In such case, the Board of Trustees may authorize payment to be made in portfolio securities or other property of the Funds. Securities delivered in payment of redemptions would be valued at the same value assigned to them in computing the net asset value per share. Shareholders receiving them would incur brokerage costs when these securities are sold. An irrevocable election may be filed under Rule 18f-1 of the 1940 Act, wherein each Fund commits itself to pay redemptions in cash, rather than in kind, to any shareholder of record of the Funds who redeems during any ninety day period, the lesser of (a) $250,000 or (b) one percent (1%) of a Fund's net assets at the beginning of such period.

TRANSFER OF REGISTRATION. To transfer shares to another owner, send a written request to the Funds at the address shown herein. Your request should include the following: (1) the Fund name and existing account registration; (2) signature(s) of the registered owner(s) exactly as the signature(s) appear(s) on the account registration; (3) the new account registration, address, social security or taxpayer identification number and how dividends and capital gains are to be distributed; (4) signature guarantees (see the Prospectus under the heading "Signature Guarantees"); and (5) any additional documents which are required for transfer by corporations, administrators, executors, trustees, guardians, etc. If you have any questions about transferring shares, call or write the Funds.

                               PURCHASE OF SHARES

   The purchase price of shares of each Fund is the net asset value next determined after the order is received. An order received prior to 4:00 p.m. Eastern time will be executed at the price computed on the date of receipt; and an order received after that time will be executed at the price computed on the next Business Day. An order to purchase shares is not binding on the Funds until confirmed in writing (or unless other arrangements have been made with the Funds, for example in the case of orders utilizing wire transfer of funds) and payment has been received.

   Each Fund reserves the right in its sole discretion (i) to suspend the offering of its shares, (ii) to reject purchase orders when in the judgment of management such rejection is in the best interest of the Fund and its shareholders, and (iii) to reduce or waive the minimum for initial and subsequent investments under circumstances where certain economies can be achieved in sales of Fund shares.

EMPLOYEES AND AFFILIATES OF THE FUNDS. The Funds have adopted initial investment minimums for the purpose of reducing the cost to the Funds (and consequently to the shareholders) of communicating with and servicing their shareholders. However, a reduced minimum initial investment requirement of $1,000 applies to Trustees, officers and employees of the Funds, the Adviser and certain parties related thereto, including clients of the Adviser or any sponsor, officer, committee member thereof, or the immediate family of any of them. In addition, accounts having the same mailing address may be aggregated for purposes of the minimum investment if they consent in writing to share a single mailing of shareholder reports, proxy statements (but each such shareholder would receive his/her own proxy) and other Fund literature.

                              REDEMPTION OF SHARES

   Each Fund may suspend redemption privileges or postpone the date of payment
(i) during any period that the New York Stock Exchange (the "Exchange") is closed, or trading on the Exchange is restricted as determined by the Securities and Exchange Commission (the "Commission"), (ii) during any period when an emergency exists as defined by the rules of the Commission as a result of which it is not reasonably practicable for the Fund to dispose of securities owned by it, or to fairly determine the value of its assets, and (iii) for such other periods as the Commission may permit.

   No charge is made by the Funds for redemptions, although the Trustees could impose a redemption charge in the future. Any redemption may be more or less than the shareholder's cost depending on the market value of the securities held by the Funds.

                          NET ASSET VALUE DETERMINATION

   Under the 1940 Act, the Trustees are responsible for determining in good faith the fair value of the securities and other assets of the Funds, and they have adopted procedures to do so, as follows. The net asset value of each Fund is determined as of the close of trading of the Exchange (currently 4:00 p.m. Eastern time) on each "Business Day." A Business Day means any day, Monday through Friday, except for the following holidays: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Fourth of July, Labor Day, Columbus Day, Veterans Day, Thanksgiving Day and Christmas. Net asset value per share of each Fund is determined by dividing the total value of all Fund securities and other assets, less liabilities, by the total number of shares then outstanding. Net asset value includes interest on fixed income securities, which is accrued daily.

                          ALLOCATION OF TRUST EXPENSES

   Each Fund of the Trust pays all of its own expenses not assumed by the Adviser or the Administrator, including, but not limited to, the following: custodian, shareholder servicing, stock transfer and dividend disbursing expenses; clerical employees and junior level officers of the Trust as and if approved by the Board of Trustees; taxes; expenses of the issuance and redemption of shares (including registration and qualification fees and expenses); costs and expenses of membership and attendance at meetings of certain associations which may be deemed by the trustees to be of overall benefit to the Fund and its shareholders; legal and auditing expenses; and the cost of stationery and forms prepared exclusively for the Funds. General Trust expenses are allocated among the series, or Funds, on a fair and equitable basis by the Board of Trustees, which may be based on relative net assets of each Fund (on the date the expense is paid) or the nature of the services performed and the relative applicability to each Fund.

   Under the Advisory Agreement, the Adviser may be required to reimburse a Fund if that Fund's annual ordinary operating expenses exceed certain limits. This expense limitation is calculated and administered separately with respect to each series of the Trust in accordance with the requirements of state securities authorities. Expenses which are not subject to this limitation are interest, taxes and extraordinary expenses. Expenditures, including costs incurred in connection with the purchase or sale of portfolio securities, which are capitalized in accordance with generally accepted accounting principles applicable to investment companies, are accounted for as capital items and not as expenses. Reimbursement, if any, will be on a monthly basis, subject to year end adjustment. The Adviser in its discretion may, but is not required to, reimburse a Fund an amount of money in excess of its advisory fee.

                           ADDITIONAL TAX INFORMATION

TAXATION OF THE FUNDS. Each Fund intends to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). Among its requirements to qualify under Subchapter M, each Fund must distribute annually at least 90% of its net investment income. In addition to this distribution requirement, each Fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities' loans, gains from the disposition of stock or securities, and certain other income. Each Fund will also be required to derive less than 30% of its gross income from the sale or other disposition of securities held for less than 90 days.

   While the above requirements are aimed at qualification of the Funds as regulated investment companies under Subchapter M of the Code, the Funds also intend to comply with certain requirements of the Code to avoid liability for federal income and excise tax. If the Funds remain qualified under Subchapter M, they will not be subject to federal income tax to the extent they distribute their taxable net investment income and net realized capital gains. A nondeductible 4% federal excise tax will be imposed on each Fund to the extent it does not distribute at least 98% of its ordinary taxable income for a calendar year, plus 98% of its capital gain net taxable income for the one year period ending each October 31, plus certain undistributed amounts from prior years. While each Fund intends to distribute its taxable income and capital gains in a manner so as to avoid imposition of the federal excise and income taxes, there can be no assurance that the Funds indeed will make sufficient distributions to avoid entirely imposition of federal excise or income taxes.

   Should additional series, or funds, be created by the Trustees, each fund would be treated as a separate tax entity for federal income tax purposes.

TAX STATUS OF THE FUNDS' DIVIDENDS AND DISTRIBUTIONS. Dividends paid by the Funds derived from net investment income or net short-term capital gains are taxable to shareholders as ordinary income, whether received in cash or reinvested in additional shares. Distributions, if any, of long-term capital gains are taxable to shareholders as long-term capital gains, whether received in cash or reinvested in additional shares, regardless of how long Fund shares have been held. For information on "backup" withholding, see "How to Purchase Shares" in the Prospectus.

   For corporate shareholders, the dividends received deduction, if applicable, should apply to dividends from each Fund. Each Fund will send shareholders information each year on the tax status of dividends and disbursements. A dividend or capital gains distribution paid shortly after shares have been purchased, although in effect a return of investment, is subject to federal income taxation. Dividends from net investment income, along with capital gains, will be taxable to shareholders, whether received in cash or shares and no matter how long you have held Fund shares, even if they reduce the net asset value of shares below your cost and thus in effect result in a return of a part of your investment.

                            CAPITAL SHARES AND VOTING

   Shares of the Funds, when issued, are fully paid and non-assessable and have no preemptive or conversion rights. Shareholders are entitled to one vote for each full share and a fractional vote for each fractional share held. Shares have noncumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees and, in this event, the holders of the remaining shares voting will not be able to elect any Trustees. The Trustees will hold office indefinitely, except that:
(1) any Trustee may resign or retire and (2) any Trustee may be removed with or without cause at any time (a) by a written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; or (b) by vote of shareholders holding not less than two-thirds of the outstanding shares of the Trust, cast in person or by proxy at a meeting called for that purpose; or (c) by a written declaration signed by shareholders holding not less than two-thirds of the outstanding shares of the Trust and filed with the Trust's custodian. Shareholders have certain rights, as set forth in the Declaration of Trust, including the right to call a meeting of the shareholders for the purpose of voting on the removal of one or more Trustees. Shareholders holding not less than ten percent (10%) of the shares then outstanding may require the Trustees to call such a meeting and the Trustees are obligated to provide certain assistance to shareholders desiring to communicate with other shareholders in such regard (e.g., providing access to shareholder lists, etc.). In case a vacancy or an anticipated vacancy shall for any reason exist, the vacancy shall be filled by the affirmative vote of a majority of the remaining Trustees, subject to the provisions of Section 16(a) of the 1940 Act. The Trust does not expect to have an annual meeting of shareholders.

Prior to January 24, 1994 the Trust was called The Nottingham Investment Trust.

                         CALCULATION OF PERFORMANCE DATA


   As indicated in the Prospectus, each Fund may, from time to time, advertise certain total return and yield information. The average annual total return of the Funds for a period is computed by subtracting the net asset value per share at the beginning of the period from the net asset value per share at the end of the period (after adjusting for the reinvestment of any income dividends and capital gain distributions), and dividing the result by the net asset value per share at the beginning of the period. In particular, the average annual total return of a Fund ("T") is computed by using the redeemable value at the end of a specified period of time ("ERV") of a hypothetical initial investment of $1,000 ("P") over a period of time ("n") according to the formula P(1+T)n = ERV. The average annual total return quotations for the Equity Fund for the one year period ended March 31, 1997 and for the period since inception (July 30, 1993) to March 31, 1997 are 17.65% and 17.06%, respectively. The average annual total return quotations for the Balanced Fund for the one year period ended March 31, 1997, for the five year period ended March 31, 1997 and for the period since inception (July 3, 1989) to March 31, 1997 are 13.15%, 12.47% and 10.71%,
respectively.


   In addition, each Fund may advertise other total return performance data ("Nonstandardized Return"). Nonstandardized Return shows as a percentage rate of return encompassing all elements of return (i.e., income and capital appreciation or depreciation): it assumes reinvestment of all dividends and capital gain distributions. Nonstandardized Return may consist of a cumulative percentage of return, actual year-by-year rates or any combination thereof.

   From time to time, each Fund may advertise its yield. A yield quotation is based on a 30-day (or one month) period and is computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

                           Yield = 2[a-b/cd + 1)6 - 1]
Where:
a = dividends and interest earned during the period b = expenses accrued for the period (net of reimbursements) c = the average daily number of shares outstanding during the period that were entitled to receive dividends
d = the maximum offering price per share on the last day of the period


   Solely for the purpose of computing yield, dividend income is recognized by accruing 1/360 of the stated dividend rate of the security each day that a Fund owns the security. Generally, interest earned (for the purpose of "a" above) on debt obligations is computed by reference to the yield to maturity of each obligation held based on the market value of the obligation (including actual accrued interest) at the close of business on the last business day prior to the start of the 30-day (or one month) period for which yield is being calculated, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest). The yields of the Balanced Fund and the Equity Fund for the 30 days ended March 31, 1997 were 2.80% and 1.51%, respectively.


   The Funds' performance may be compared in advertisements, sales literature and other communications to the performance of other mutual funds having similar objectives or to standardized indices or other measures of investment performance. In particular, each Fund may compare its performance to the S&P 500 Index, which is generally considered to be representative of the performance of unmanaged common stocks that are publicly traded in the United States securities markets. Comparative performance may also be expressed by reference to a ranking prepared by a mutual fund monitoring service, such as Lipper Analytical Services, Inc. or Morningstar, Inc., or by one or more newspapers, newsletters or financial periodicals. Performance comparisons may be useful to investors who wish to compare the Funds' past performance to that of other mutual funds and investment products. Of course, past performance is not a guarantee of future results.

o LIPPER ANALYTICAL SERVICES, INC. ranks funds in various fund categories by making comparative calculations using total return. Total return assumes the reinvestment of all capital gains distributions and income dividends and takes into account any change in net asset value over a specific period of time.

o MORNINGSTAR, INC., an independent rating service, is the publisher of the bi-weekly Mutual Fund Values. Mutual Fund Values rates more than 1,000 NASDAQ-listed mutual funds of all types, according to their risk-adjusted returns. The maximum rating is five stars, and ratings are effective for two weeks.

   Investors may use such indices in addition to the Funds' Prospectus to obtain a more complete view of the Funds' performance before investing. Of course, when comparing the Funds' performance to any index, factors such as composition of the index and prevailing market conditions should be considered in assessing the significance of such comparisons. When comparing funds using reporting services, or total return, investors should take into consideration any relevant differences in funds such as permitted portfolio compositions and methods used to value portfolio securities and compute offering price. Advertisements and other sales literature for the Funds may quote total returns that are calculated on non-standardized base periods. The total returns represent the historic change in the value of an investment in the Funds based on monthly reinvestment of dividends over a specified period of time.

   From time to time the Funds may include in advertisements and other communications information, charts, and illustrations relating to inflation and the effects of inflation on the dollar, including the purchasing power of the dollar at various rates of inflation. The Funds may also disclose from time to time information about their portfolio allocation and holdings at a particular date (including ratings of securities assigned by independent rating services such as S&P and Moody's). The Funds may also depict the historical performance of the securities in which the Funds may invest over periods reflecting a variety of market or economic conditions either alone or in comparison with alternative investments, performance indices of those investments, or economic indicators. The Funds may also include in advertisements and in materials furnished to present and prospective shareholders statements or illustrations relating to the appropriateness of types of securities and/or mutual funds that may be employed to meet specific financial goals, such as saving for retirement, children's education, or other future needs.

                        FINANCIAL STATEMENTS AND REPORTS

   The books of the Funds will be audited at least once each year by independent public accountants. Shareholders will receive annual audited and semiannual (unaudited) reports when published, and will receive written confirmation of all confirmable transactions in their account. A copy of the Annual Report will accompany the Statement of Additional Information ("SAI") whenever the SAI is requested by a shareholder or prospective investor. The Financial Statements of the Funds as of March 31, 1997, together with the report of the independent accountants thereon, are included on the following pages.

                                      THE
                            FLIPPIN, BRUCE & PORTER
                                     FUNDS


                                 ANNUAL REPORT
                                 MARCH 31, 1997


                           FBP Contrarion Equity Fund
                           FBP Contrarion Balanced Fund

LETTER TO SHAREHOLDERS                                            MAY 22, 1997
==============================================================================
   We are pleased to report on the progress of your Fund and its investments for the fiscal year ending March 31, 1997. The following table displays the total return (capital change plus income) of the Funds for the past six months and one year.
                                      Six     Twelve
                                    Months    Months

FBP Contrarian Equity Fund           9.9%      17.7%
FBP Contrarian Balanced Fund         7.6%      13.2%

REVIEW AND OUTLOOK

   The past year has been a very favorable period to be invested in financial assets. Economic growth in the U. S. has provided the environment for healthy corporate profit growth with low inflation. Consumer confidence remained high and unemployment remained low by historical standards. Mutual funds continued to receive record inflows of funds throughout the year.

   However, the financial markets displayed a bit of uneasiness as the first quarter of 1997 came to an end. The S&P 500 stock index was up only 2.7% after rising as much as 10% earlier in the period. The NASDAQ index, heavily weighted with technology issues, was down 5.1%. Bond returns, except for the shortest maturities, were negative as interest rates rose approximately .50% across most maturities. The yield curve flattened as 2 to 5 year issues saw the largest increase in yield.

   A combination of factors triggered the decline in stocks. Alan Greenspan, Chairman of the Federal Reserve, began cautioning investors last December of his belief that stock prices had risen ahead of earnings gains. Increased personal income and spending, high consumer confidence, strong economic growth, a somewhat overvalued stock market and concern over future wage gains prompted the Federal Reserve's decision to raise the Federal Funds rate .25% on March 25th. This was a pre-emptive measure to head off inflation not only in wages and producer prices, but also in stock prices.

   Despite these concerns, the S&P 500 index returned 19.8% and the Lipper Balanced Fund index returned 11.0% for the year ending March 1997. However, there was quite a divergence in returns depending on the companies chosen for investment. The equity market was led by large capitalization companies displaying consistent and growing earnings, whereas the average stock performance was much lower. For example, the Valueline Composite, a much broader but equal weighted index, was up only 7.5% for the same time period.

   We expect economic growth to moderate later this year and inflation to stay under control. As ten year U.S. Treasury issues approach 7%, longer term bonds are attractive and our focus for the Balanced Fund will be noncallable issues in the 7 to 10 year maturity range. This is a shift from our previous successful strategy, which was very defensive and focused on short to intermediate issues and high coupon, callable corporate bonds.

   After strong equity returns in 1995, 1996 and through May of this year, stocks are susceptible to further corrections and continued volatility. We are using periods of strength to reduce weightings in stocks that are approaching our full value targets and are in vogue with Wall Street. We are constantly searching for new investment opportunities, and the divergence discussed previously is providing many potential candidates. Also, market selloffs, such as occurred during April, provided the opportunity for the Equity Fund to invest new cash received.

COMPARATIVE CHARTS

   Performance for each Fund is compared on the next page to the most appropriate broad-based index, the S&P 500, an unmanaged index of 500 large common stocks. Over time, this index has outpaced the FBP Contrarian Balanced Fund which maintains at least 25% bonds. Balanced funds have the growth potential to outpace inflation, but they will typically be outperformed by a 100% stock index over the long term because of the bond portion of their portfolios. However, the advantage of the bond portion is that it can make the return and principal of a balanced fund more stable than a portfolio completely invested in stocks. Results are also compared to the Consumer Price Index, a measure of inflation.

   Thank you for your continued confidence and investment in The Flippin, Bruce & Porter Funds.

/s/ John T. Bruce

John T. Bruce, CFA
Vice President - Portfolio Manager

[line chart]

FBP Contrarian Equity Fund

Comparison of the Change in Value of a $10,000 Investment in the FBP Contrarian
Equity Fund, the Standard & Poor's 500 Index and the Consumer Price Index


              FBP         Standard &    Consumer
          Contrarion       Poor's        Price
             Fund        500 Index       Index


Jul 93       10000         10000         10000
             10305         10299         10040
             10510         10538         10110
Mar 94       10308         10139         10161
             10379         10181         10222
             11141         10678         10314
             10996         10676         10376
Mar 95       11702         11716         10460
             12798         12834         10554
             13890         13854         10596
             14340         14688         10649
Mar 96       15158         15477         10735
             15846         16171         10853
             16229         16671         10901
             17604         18061         10991
Mar 97       17833         18545         11067

Past performance is not predictive of future performance.

FBP Contrarian Equity Fund Average Annual Total Returns

1 Year         Since Inception*
17.65%         17.06%

* Initial public offering of shares was July 30, 1993.

[line chart]

FBP Contrarian Balanced Fund

Comparison of the Change in Value of a $10,000 Investment in the FBP Contrarian
Balanced Fund, the Standard & Poor's 500 Index and the Consumer Price Index

               FBP        Standard &     Consumer
           Contrarion       Poor's        Price
          Balanced Fund   500 Index       Index


Jul 89        10000         10000         10000
               9892         11071         10075
               9897         11299         10176
Mar 90         9867         10960         10380
              10059         11648         10474
               8749         10047         10653
               9118         10948         10835
Mar 91        10555         12539         10933
              10683         12510         10977
              11130         13179         11043
              11607         14284         11142
Mar 92        12214         13922         11221
              12434         14187         11311
              12545         14634         11390
              13275         15370         11481
Mar 93        13772         16040         11585
              13875         16117         11654
              14448         16533         11701
              14598         16916         11783
Mar 94        14306         16275         11842
              14324         16343         11913
              15015         17141         12020
              14870         17138         12093
Mar 95        15814         18807         12190
              17031         20602         12300
              18126         22240         12349
              18689         23579         12411
Mar 96        19429         24844         12510
              20089         25959         12649
              20431         26762         12704
              21784         28992         12809
Mar 97        21983         29769         12897

Past Performance is not predictive of future performance.

FBP Contrarian Balanced Fund Average Annual Total Returns

1 Year         5 Years        Since Inception*
13.15%         12.47%         10.71%

* Initial public offering of shares was July 3, 1989.


FBP CONTRARIAN EQUITY FUND
PORTFOLIO OF INVESTMENTS
MARCH 31, 1997
=============================================================================================================
     SHARES      COMMON STOCKS -- 82.7%                                                             VALUE
-------------------------------------------------------------------------------------------------------------


                 BUSINESS INFORMATION SERVICES -- 1.4%
          4,200  Cognizant Corporation......................................................   $     122,325
          4,200  Dun & Bradstreet Corporation...............................................         106,575
                                                                                              ---------------
                                                                                                     228,900
                                                                                              ---------------
                 CHEMICALS -- 3.8%
          4,100  Dow Chemical Company.......................................................         328,000
         11,500  Ethyl Corporation..........................................................          99,188
          4,000  Great Lakes Chemical Corporation...........................................         184,000
                                                                                              ---------------
                                                                                                     611,188
                                                                                              ---------------
                 COMMERCIAL BANKING -- 12.0%
          8,400  Banc One Corporation.......................................................         333,900
          4,200  Chase Manhattan Corporation................................................         393,225
          4,600  Citicorp...................................................................         497,950
          5,090  First Chicago NBD Corporation..............................................         275,496
          8,400  NationsBank Corporation....................................................         465,150
                                                                                              ---------------

                                                                                                   1,965,721
                                                                                              ---------------
                 COMMUNICATIONS -- 4.3%
          7,600  GTE Corporation............................................................         354,350
          2,700  Harris Corporation.........................................................         207,563
         16,600  Paging Network, Inc.(b) ...................................................         134,875
                                                                                              ---------------

                                                                                                     696,788
                                                                                              ---------------
                 COMPUTERS/COMPUTER TECHNOLOGY SERVICES -- 6.1%
          2,600  Hewlett-Packard Company....................................................         138,450
          4,800  International Business Machines(c)  .......................................         659,400
         16,100  Tandem Computers, Inc.(b) .................................................         191,187
                                                                                              ---------------

                                                                                                     989,037
                                                                                              ---------------
                 CONSUMER GOODS & SERVICES -- 6.2%
          7,500  Dean Foods Company.........................................................         259,687
          5,400  Philip Morris Companies, Inc...............................................         616,275
          5,000  UST, Inc...................................................................         139,375
                                                                                              ---------------

                                                                                                   1,015,337
                                                                                              ---------------
                 DRUGS/MEDICAL EQUIPMENT -- 8.3%
         11,100  Allergan, Inc..............................................................         323,288
          6,800  Bristol-Myers Squibb Company(c) ...........................................         401,200
          3,400  Johnson & Johnson  ........................................................         179,775
          2,500  Merck & Company, Inc.......................................................         210,625
          6,700  Pharmacia & Upjohn, Inc....................................................         245,387
                                                                                              ---------------

                                                                                                   1,360,275
                                                                                              ---------------
                 DURABLE GOODS -- 5.4%
         11,000  Digital Equipment Corporation(b)  .........................................         301,125
          1,200  General Electric Company...................................................         119,100
          4,600  Genuine Parts Company......................................................         214,475
          8,300  WMX Technologies, Inc......................................................         254,187
                                                                                              ---------------

                                                                                                     888,887
                                                                                              ---------------


FBP CONTRARIAN EQUITY FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
==============================================================================================================
     SHARES      COMMON STOCKS -- 82.7%                                                             VALUE
--------------------------------------------------------------------------------------------------------------


                 ELECTRICITY -- 1.9%
         16,000  Unicom Corporation ........................................................   $     312,000
                                                                                              ---------------

                 FINANCE -- 2.8%
          4,800  Student Loan Marketing Association.........................................         457,200
                                                                                              ---------------

                 INSURANCE -- 3.7%
          4,100  Aetna Life & Casualty Company(c) ..........................................         352,088
          2,200  Marsh & McLennan Companies, Inc............................................         249,150
                                                                                              ---------------

                                                                                           .         601,238
                                                                                              ---------------
                 MANAGEMENT SERVICES -- 1.2%
          4,000  PHH Corporation............................................................         184,500
                                                                                              ---------------

                 OIL & OIL DRILLING -- 6.4%
          8,000  Equitable Resources, Inc...................................................         245,000
         17,000  Oryx Energy Company(b) ....................................................         327,250
          6,400  Pennzoil Company...........................................................         331,200
          1,400  Schlumberger Limited  .....................................................         150,150
                                                                                              ---------------

                                                                                                   1,053,600
                                                                                              ---------------
                 PAPER & FOREST PRODUCTS -- .8%
          3,000  Weyerhaeuser Company.......................................................         133,875
                                                                                              ---------------

                 PHOTOGRAPHICAL PRODUCTS -- 1.2%
          2,500  Eastman Kodak Company......................................................         189,688
                                                                                              ---------------

                 PRINTING -- 2.3%
         11,000  R. R. Donnelley & Sons Company.............................................         383,625
                                                                                              ---------------

                 RETAIL STORES -- 11.8%
         20,900  Apple South, Inc...........................................................         274,312
          6,900  Circuit City Stores, Inc...................................................         230,288
         12,000  Cracker Barrel Old Country Store, Inc......................................         313,500
         27,000  K-Mart Corporation(b) .....................................................         327,375
         11,000  The Limited, Inc. .........................................................         202,125
          8,900  Toys R Us, Inc.(b) ........................................................         249,200
         11,800  Wal-Mart Stores, Inc.......................................................         328,925
                                                                                              ---------------

                                                                                                   1,925,725
                                                                                              ---------------
                 TRANSPORTATION -- 2.4%
          4,800  Alexander & Baldwin, Inc...................................................         124,200
          5,000  Federal Express Corporation(b)  ...........................................         260,625
                                                                                              ---------------

                                                                                                     384,825
                                                                                              ---------------
                 TRAVEL & INVESTMENT SERVICES -- .7%
          2,000  American Express Company...................................................         119,750
                                                                                              ---------------

                 TOTAL COMMON STOCKS  (COST $10,351,893) ...................................   $  13,502,159
                                                                                              ---------------


FBP CONTRARIAN EQUITY FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
==============================================================================================================
      FACE
     AMOUNT      REPURCHASE AGREEMENTS(A) -- 19.1%                                                  VALUE
--------------------------------------------------------------------------------------------------------------


 $    3,126,000  Star Bank N.A., 5.25%, dated 03/31/97, due 04/01/97,
                 repurchase proceeds $3,126,456 (Cost $3,126,000)...........................   $   3,126,000
                                                                                              ---------------

                 TOTAL INVESTMENTS AND REPURCHASE AGREEMENTS AT VALUE-- 101.8% .............   $  16,628,159


                 LIABILITIES IN EXCESS OF OTHER ASSETS-- (1.8)% ............................        (287,891)
                                                                                              ---------------


                 NET ASSETS-- 100.0% .......................................................   $  16,340,268
                                                                                              ===============

(a) Joint repurchase agreement is fully collateralized by $20,650,000 GNMA II, Pool #8373, 6.50%, due 02/20/24. The aggregate market value of the collateral at March 31, 1997 was $20,897,370. The Fund's pro-rata interest in the collateral at March 31, 1997 was $3,393,868.

(b) Non-income producing security.

(c) Security covers a call option.

See accompanying notes to the financial statements.


FBP CONTRARIAN EQUITY FUND
SCHEDULE OF OPEN OPTIONS WRITTEN
MARCH 31, 1997
=============================================================================================================
                                                                                 MARKET
                                                                                VALUE OF          PREMIUMS
     SHARES      COVERED CALL OPTIONS                                            OPTION           RECEIVED
--------------------------------------------------------------------------------------------------------------


                 Aetna Life & Casualty Company,
          1,000     07/19/97 at $95......................................     $      1,625     $       4,960
                 Bristol-Myers Squibb Company,
          2,200     06/21/97 at $67.50...................................            1,788             8,691
                 International Business Machines,
            500     04/19/97 at $170.....................................               31             4,522
                                                                             --------------   ---------------
                                                                              $      3,444     $      18,173
                                                                             ==============   ===============

See accompanying notes to the financial statements.


FBP CONTRARIAN BALANCED FUND
PORTFOLIO OF INVESTMENTS
MARCH 31, 1997
================================================================================================================
     SHARES      COMMON STOCKS -- 64.6%                                                             VALUE
----------------------------------------------------------------------------------------------------------------


                 BUSINESS INFORMATION SERVICES -- 1.2%
          9,000  Cognizant Corporation......................................................   $     262,125
          9,000  Dun & Bradstreet Corporation...............................................         228,375
                                                                                              ---------------
                                                                                                     490,500
                                                                                              ---------------

                 CHEMICALS -- 2.8%
          8,000  Dow Chemical Company.......................................................         640,000
         20,000  Ethyl Corporation..........................................................         172,500
          7,000  Great Lakes Chemical Corporation...........................................         322,000
                                                                                              ---------------

                                                                                                   1,134,500
                                                                                              ---------------
                 COMMERCIAL BANKING -- 7.4%
         13,590  Banc One Corporation.......................................................         540,202
          7,500  Chase Manhattan Corporation................................................         702,188
          6,000  Citicorp ..................................................................         649,500
          5,430  First Chicago NBD Corporation..............................................         293,899
         14,800  NationsBank Corporation....................................................         819,550
                                                                                              ---------------

                                                                                                   3,005,339
                                                                                              ---------------
                 COMMUNICATIONS -- 3.7%
         15,000  GTE Corporation............................................................         699,375
          8,500  Harris Corporation.........................................................         653,437
         22,000  Paging Network, Inc.(b) ...................................................         178,750
                                                                                              ---------------
                                                                                                   1,531,562
                                                                                              ---------------
                 COMPUTERS/COMPUTER TECHNOLOGY SERVICES -- 5.2%
          6,000  Hewlett-Packard Company....................................................         319,500
         10,000  International Business Machines(c)  .......................................       1,373,750
         37,000  Tandem Computers, Inc.(b) .................................................         439,375
                                                                                              ---------------

                                                                                                   2,132,625
                                                                                              ---------------
                 CONSUMER GOODS & SERVICES -- 4.2%
         10,000  Dean Foods Company.........................................................         346,250
         10,000  Philip Morris Companies, Inc.(c) ..........................................       1,141,250
          8,500  UST, Inc. .................................................................         236,938
                                                                                              ---------------

                                                                                                   1,724,438
                                                                                              ---------------

                 DRUGS/MEDICAL EQUIPMENT -- 6.9%
         19,000  Allergan, Inc..............................................................         553,375
          9,400  Bristol-Myers Squibb Company(c) ...........................................         554,600
         14,400  Johnson & Johnson .........................................................         761,400
          4,000  Merck & Company, Inc.......................................................         337,000
         16,400  Pharmacia & Upjohn, Inc....................................................         600,650
                                                                                              ---------------
                                                                                                   2,807,025
                                                                                              ---------------
                 DURABLE GOODS -- 4.4%
         20,000  Digital Equipment Corporation(b) ..........................................         547,500
          5,600  General Electric Company...................................................         555,800
          4,300  Genuine Parts Company......................................................         200,487
         16,000  WMX Technologies, Inc......................................................         490,000
                                                                                              ---------------
                                                                                                   1,793,787
                                                                                              ---------------


FBP CONTRARIAN BALANCED FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
===============================================================================================================
     SHARES      COMMON STOCKS -- 64.6%                                                             VALUE
---------------------------------------------------------------------------------------------------------------


                 ELECTRICITY -- 1.3%
         27,000  Unicom Corporation.........................................................   $     526,500
                                                                                              ---------------

                 FINANCE -- 2.3%
         10,000  Student Loan Marketing Association(c) .....................................         952,500
                                                                                              ---------------

                 INSURANCE -- 4.4%
          8,300  Aetna Life & Casualty Company(c) ..........................................         712,763
          4,275  American International Group(c) ...........................................         501,778
          5,000  Marsh & McLennan Companies, Inc............................................         566,250
                                                                                              ---------------
                                                                                                   1,780,791
                                                                                              ---------------
                 MANAGEMENT SERVICES -- 1.0%
          9,000  PHH Corporation............................................................         415,125
                                                                                              ---------------

                 OIL & OIL DRILLING -- 3.7%
          6,800  Equitable Resources, Inc...................................................         208,250
         25,000  Oryx Energy Company(b) ....................................................         481,250
          9,600  Pennzoil Company...........................................................         496,800
          3,000  Schlumberger Limited ......................................................         321,750
                                                                                              ---------------
                                                                                                   1,508,050
                                                                                              ---------------
                 PAPER & FOREST PRODUCTS -- 1.1%
         10,000  Weyerhaeuser Company.......................................................         446,250
                                                                                              ---------------


                 PHOTOGRAPHICAL PRODUCTS -- .9%
          5,200  Eastman Kodak Company .....................................................         394,550
                                                                                              ---------------

                 PRINTING -- 1.5%
         17,000  R. R. Donnelley & Sons Company.............................................         592,875
                                                                                              ---------------

                 RETAIL STORES -- 9.2%
         33,300  Apple South, Inc...........................................................         437,062
         10,400  Circuit City Stores, Inc...................................................         347,100
         25,200  Cracker Barrel Old Country Store, Inc......................................         658,350
         68,000  K-Mart Corporation(b) .....................................................         824,500
         20,000  The Limited, Inc. .........................................................         367,500
         19,000  Toys R Us, Inc.(b) ........................................................         532,000
         21,500  Wal-Mart Stores, Inc.......................................................         599,313
                                                                                              ---------------
                                                                                                   3,765,825
                                                                                              ---------------
                 TRANSPORTATION -- 2.2%
         8,600   Alexander & Baldwin, Inc...................................................         222,525
         13,000  Federal Express Corporation(b) ............................................         677,625
                                                                                              ---------------
                                                                                                     900,150
                                                                                              ---------------
                 TRAVEL & INVESTMENT SERVICES -- 1.2%
          8,000  American Express Company(c) ...............................................         479,000
                                                                                              ---------------


                 TOTAL COMMON STOCKS  (COST $16,811,073) ...................................   $  26,381,392
                                                                                              ---------------


FBP CONTRARIAN BALANCED FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
===============================================================================================================
    PAR VALUE    U.S. GOVERNMENT AND AGENCY OBLIGATIONS-- 20.0%                                    VALUE
---------------------------------------------------------------------------------------------------------------


                 U.S. TREASURY NOTES -- 16.3%
$       500,000     5.625%, due 06/30/97....................................................   $     500,157
        200,000     5.50%, due 09/30/97.....................................................         199,688
        500,000     5.375%, due 05/31/98....................................................         495,156
        500,000     5.875%, due 08/15/98....................................................         497,031
        500,000     5.50%, due 02/28/99.....................................................         491,719
        500,000     6.75%, due 06/30/99.....................................................         502,656
        500,000     7.75%, due 01/31/00.....................................................         514,375
        500,000     5.625%, due 02/28/01....................................................         481,563
        750,000     6.125%, due 12/31/01....................................................         730,547
        500,000     6.375%, due 08/15/02....................................................         490,782
        500,000     6.25%, due 02/15/03.....................................................         486,250
        500,000     7.25%, due 05/15/04.....................................................         509,844
        750,000     7.00%, due 07/15/06.....................................................         751,406
                                                                                              ---------------
                                                                                                   6,651,174
                                                                                              ---------------
                 FEDERAL HOME LOAN BANK -- 1.8%
        750,000     8.00%, due 01/10/12.....................................................         733,060
                                                                                              ---------------

                 FEDERAL NATIONAL MORTGAGE ASSOCIATION -- 1.9%
        750,000     8.625%, due 10/18/21....................................................         782,349
                                                                                              ---------------

                 TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS (COST $8,219,688) ............   $   8,166,583
                                                                                              ---------------


===============================================================================================================
    PAR VALUE    CORPORATE BONDS -- 6.6%                                                            VALUE
---------------------------------------------------------------------------------------------------------------


                 FINANCE -- 2.9%
                 Bankers Trust New York Corporation,
 $      750,000     7.375%, due 05/01/08....................................................   $     733,686
                 Signet Banking Corporation,
        150,000     9.625%, due 06/01/99....................................................         157,347
                 United Dominion Realty,
        300,000     7.25%, due 04/01/99.....................................................         301,150
                                                                                              ---------------

                                                                                                   1,192,183
                                                                                              ---------------

                 INDUSTRIAL -- 2.5%
                 Baxter International, Inc.,
         75,000     9.25%, due 12/15/99.....................................................          79,245
                 Boise Cascade Corporation,
        175,000     10.125%, due 12/15/97...................................................         179,462
                 Dayton Hudson Corporation,
         27,000     9.25%, due 11/15/16.....................................................          27,583
        113,000     9.875%, due 06/01/17....................................................         119,446


FBP CONTRARIAN BALANCED FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
===============================================================================================================
    PAR VALUE    CORPORATE BONDS -- 6.6%                                                            VALUE
---------------------------------------------------------------------------------------------------------------


                 Georgia Pacific Corporation,
 $      300,000     9.75%, due 01/15/18.....................................................   $     313,186
                 Hilton Hotels,
        300,000     7.70%, due 07/15/02.....................................................         300,472
                                                                                              ---------------
                                                                                                   1,019,394
                                                                                              ---------------
                 UTILITIES -- 1.2%
                 Niagara Mohawk Power,
        500,000     9.50%, due 03/01/21.....................................................         505,693
                                                                                              ---------------

                 TOTAL CORPORATE BONDS  (COST $2,664,540) ..................................   $   2,717,270
                                                                                              ---------------


                 TOTAL INVESTMENTS AT VALUE (COST $27,695,301)-- 91.2%  ....................   $  37,265,245
                                                                                              ---------------


===============================================================================================================
      FACE
     AMOUNT      REPURCHASE AGREEMENTS(A) -- 8.3%                                                   VALUE
---------------------------------------------------------------------------------------------------------------


 $    3,371,000  Star Bank N.A., 5.25%, dated 03/31/97, due 04/01/97,
                    repurchase proceeds $3,371,492 (Cost $3,371,000)........................   $   3,371,000
                                                                                              ---------------

                 TOTAL INVESTMENTS AND REPURCHASE AGREEMENTS AT VALUE-- 99.5% ..............   $  40,636,245

                 OTHER ASSETS IN EXCESS OF LIABILITIES-- 0.5% ..............................         218,107
                                                                                              ---------------


                 NET ASSETS-- 100.0% .......................................................   $  40,854,352
                                                                                              ===============

(a) Joint repurchase agreement is fully collateralized by $20,650,000 GNMA II, Pool #8373, 6.50%, due 02/20/24. The aggregate market value of the collateral at March 31, 1997 was $20,897,370. The Fund's pro-rata interest in the collateral at March 31, 1997 was $3,659,863.

(b) Non-income producing security.

(c) Security covers a call option.

See accompanying notes to the financial statements.


FBP CONTRARIAN BALANCED FUND
SCHEDULE OF OPEN OPTIONS WRITTEN
MARCH 31, 1997
===============================================================================================================
                                                                                  MARKET
                                                                                 VALUE OF           PREMIUMS
     SHARES      COVERED CALL OPTIONS                                             OPTION            RECEIVED
---------------------------------------------------------------------------------------------------------------


                 Aetna Life & Casualty Company,
          2,000     07/19/97 at $95......................................     $      3,250     $       9,920
                 American Express Company,
          2,000     04/19/97 at $70......................................                0             4,920
                 American International Group,
          1,500     05/17/97 at $130.....................................              844             6,690
                 Bristol-Myers Squibb,
          3,400     06/21/97 at $67.50...................................            2,762            13,106
                 International Business Machines,
          1,000     04/19/97 at $170.....................................               63             9,085
                 Phillip Morris Companies, Inc.,
          2,000     06/21/97 at $135.....................................            2,750            15,919
                 Student Loan Marketing Association,
          2,500     07/19/97 at $115.....................................            3,750            18,649
                                                                             --------------   ---------------
                                                                             $      13,419     $      78,289
                                                                             ==============   ===============

See accompanying notes to the financial statements.


THE FLIPPIN, BRUCE & PORTER FUNDS
STATEMENTS OF ASSETS AND LIABILITIES
MARCH 31, 1997
===============================================================================================================
                                                                                   FBP               FBP
                                                                               CONTRARIAN        CONTRARIAN
                                                                                 EQUITY           BALANCED
                                                                                  FUND              FUND
---------------------------------------------------------------------------------------------------------------


ASSETS
   Investments in securities:
     At acquisition cost.................................................    $  10,351,893     $  27,695,301
                                                                             ==============   ===============

     At value (Note 1)...................................................    $  13,502,159     $  37,265,245
   Investments in repurchase agreements (Note 1).........................        3,126,000         3,371,000
   Cash..................................................................              874                 2
   Receivable for securities sold........................................           21,251            45,538
   Interest receivable...................................................              456           192,587
   Dividends receivable..................................................           31,233            56,220
   Receivable for capital shares sold....................................          133,450             8,842
   Other assets..........................................................               --             1,808
                                                                             --------------   ---------------

     TOTAL ASSETS........................................................       16,815,423        40,941,242
                                                                             --------------   ---------------

LIABILITIES
   Payable for securities purchased......................................          440,501                --
   Payable for capital shares redeemed...................................            1,500             7,568
   Dividends payable.....................................................            8,998            19,891
   Accrued advisory fees (Note 3)........................................           10,582            27,614
   Accrued administration fees (Note 3)..................................            2,800             6,900
   Other accrued expenses................................................            7,330            11,498
   Covered call options, at value (Notes 1 and 4)
     (premiums received $18,173 and $78,289, respectively) ..............            3,444            13,419
                                                                             --------------   ---------------

     TOTAL LIABILITIES...................................................          475,155            86,890
                                                                             --------------   ---------------

NET ASSETS ..............................................................    $  16,340,268     $  40,854,352
                                                                             ==============   ===============

Net assets consist of:
   Paid-in capital.......................................................    $  13,012,026     $  30,527,779
   Undistributed net investment income...................................            1,308             7,701
   Accumulated net realized gains from security transactions.............          161,939           684,058
   Net unrealized appreciation on investments............................        3,164,995         9,634,814
                                                                             --------------   ---------------

Net assets...............................................................    $  16,340,268     $  40,854,352
                                                                             ==============   ===============

Shares of beneficial interest outstanding (unlimited number of shares
   authorized, no par value).............................................        1,016,083         2,573,969
                                                                             ==============   ===============

Net asset value, offering price and redemption price per share (Note 1)..    $       16.08     $       15.87
                                                                             ==============   ===============

See accompanying notes to the financial statements.


THE FLIPPIN, BRUCE & PORTER FUNDS
STATEMENTS OF OPERATIONS
YEAR ENDED MARCH 31, 1997
===============================================================================================================
                                                                                   FBP               FBP
                                                                               CONTRARIAN        CONTRARIAN
                                                                                 EQUITY           BALANCED
                                                                                  FUND              FUND
---------------------------------------------------------------------------------------------------------------


INVESTMENT INCOME
   Interest..............................................................    $     128,149     $     977,544
   Dividends.............................................................          215,221           488,130
                                                                             --------------   ---------------

     TOTAL INVESTMENT INCOME.............................................          343,370         1,465,674
                                                                             --------------   ---------------

EXPENSES
   Investment advisory fees (Note 3).....................................           94,590           293,819
   Administration fees (Note 3)..........................................           26,614            75,049
   Custodian fees........................................................            8,103            12,316
   Professional fees.....................................................            7,295            10,795
   Registration fees.....................................................            5,924             6,574
   Trustees' fees and expenses...........................................            5,002             5,002
   Printing of shareholder reports.......................................            4,346             5,189
   Postage and supplies..................................................            3,302             4,725
   Pricing costs.........................................................            1,233             4,747
   Other expenses........................................................            1,997             4,947
                                                                             --------------   ---------------

     TOTAL EXPENSES......................................................          158,406           423,163
   Fees waived by the Adviser (Note 3)...................................           (5,300)              --
                                                                             --------------   ---------------

     NET EXPENSES........................................................          153,106           423,163
                                                                             --------------   ---------------

NET INVESTMENT INCOME ...................................................          190,264         1,042,511
                                                                             --------------   ---------------

REALIZED AND UNREALIZED GAINS ON INVESTMENTS
   Net realized gains from security transactions.........................          309,235         1,386,944
   Net realized gains on option contracts written........................           11,061            41,494
   Net change in unrealized appreciation/depreciation on investments.....        1,419,505         2,379,725
                                                                             --------------   ---------------

NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS ........................        1,739,801         3,808,163
                                                                             --------------   ---------------

NET INCREASE IN NET ASSETS FROM OPERATIONS ..............................    $   1,930,065     $   4,850,674
                                                                             ==============   ===============

See accompanying notes to the financial statements.


THE FLIPPIN, BRUCE & PORTER FUNDS
STATEMENTS OF CHANGES IN NET ASSETS
YEARS ENDED MARCH 31, 1997 AND 1996
===============================================================================================================
                                                         FBP CONTRARIAN                  FBP CONTRARIAN
                                                           EQUITY FUND                    BALANCED FUND

                                                       YEAR           YEAR            YEAR           YEAR
                                                       ENDED          ENDED           ENDED          ENDED
                                                     MARCH 31,      MARCH 31,       MARCH 31,      MARCH 31,
                                                       1997           1996            1997           1996
---------------------------------------------------------------------------------------------------------------


FROM OPERATIONS
   Net investment income.......................   $    190,264    $    124,921    $ 1,042,511    $   959,151
   Net realized gains on:
     Security transactions.....................        309,235         162,612      1,386,944      1,151,459
     Option contracts written..................         11,061           5,145         41,494         17,162
   Net change in unrealized appreciation/
     depreciation on investments...............      1,419,505       1,328,851      2,379,725      4,142,023
                                                  ------------   --------------  -------------  --------------

Net increase in net assets from operations.....      1,930,065       1,621,529      4,850,674      6,269,795
                                                  ------------   --------------  -------------  --------------

DISTRIBUTIONS TO SHAREHOLDERS
   From net investment income..................       (190,839)       (124,493)    (1,041,994)      (958,803)
   From net realized gains.....................       (303,199)        (22,509)    (1,212,659)      (863,702)
                                                  ------------   --------------  -------------  --------------

Decrease in net assets from
   distributions to shareholders...............       (494,038)       (147,002)    (2,254,653)    (1,822,505)
                                                  ------------   --------------  -------------  --------------

FROM CAPITAL SHARE TRANSACTIONS(a)
   Proceeds from shares sold...................      7,247,789       3,064,694      5,369,393      6,203,415
   Net asset value of shares issued in reinvestment
     of distributions to shareholders..........        415,382         105,309      2,148,852      1,739,955
   Payments for shares redeemed................     (1,848,844)       (877,596)    (4,900,645)    (2,725,615)
                                                  ------------   --------------  -------------  --------------

Net increase in net assets from
   capital share transactions..................      5,814,327       2,292,407      2,617,600      5,217,755
                                                  ------------   --------------  -------------  --------------

TOTAL INCREASE IN NET ASSETS ..................      7,250,354       3,766,934      5,213,621      9,665,045

NET ASSETS
   Beginning of year...........................      9,089,914       5,322,980     35,640,731     25,975,686
                                                  ------------   --------------  -------------  --------------
   End of year - (including undistributed net
     investment income of $1,308, $1,883,
     $7,701 and $7,184, respectively)..........   $ 16,340,268    $  9,089,914    $40,854,352    $35,640,731
                                                  ============   ==============  =============  ==============

(a)  Summary of capital share activity:
   Shares sold.................................        467,711         227,338        346,188        437,108
   Shares issued in reinvestment of distributions
     to shareholders...........................         27,437           7,962        140,100        122,643
   Shares redeemed.............................       (118,787)        (70,241)      (310,312)      (191,450)
                                                  ------------   --------------  -------------  --------------

   Net increase in shares outstanding..........        376,361         165,059        175,976        368,301
   Shares outstanding, beginning of year.......        639,722         474,663      2,397,993      2,029,692
                                                  ------------   --------------  -------------  --------------

   Shares outstanding, end of year.............      1,016,083         639,722      2,573,969      2,397,993
                                                  ============   ==============  =============  ==============

See accompanying notes to the financial statements.


FBP CONTRARIAN EQUITY FUND
FINANCIAL HIGHLIGHTS
===================================================================================================================
                                  SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
===================================================================================================================
                                                       YEAR           YEAR            YEAR         JULY 30,
                                                       ENDED          ENDED           ENDED       1993(A) TO
                                                     MARCH 31,      MARCH 31,       MARCH 31,      MARCH 31,
                                                       1997           1996            1995           1994
-------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period.........   $      14.21    $      11.21    $     10.15    $     10.00
                                                  ------------   --------------  -------------  --------------

Income from investment operations:
   Net investment income.......................           0.22            0.24           0.21           0.12
   Net realized and unrealized gains on investments       2.24            3.05           1.14           0.19
                                                  ------------   --------------  -------------  --------------

Total from investment operations...............           2.46            3.29           1.35           0.31
                                                  ------------   --------------  -------------  --------------

Less distributions:
   Dividends from net investment income........          (0.22)          (0.24)         (0.23)         (0.10)
   Distributions from net realized gains.......          (0.37)          (0.05)         (0.06)         (0.06)
                                                  ------------   --------------  -------------  --------------

Total distributions............................          (0.59)          (0.29)         (0.29)         (0.16)
                                                  ------------   --------------  -------------  --------------

Net asset value at end of period...............   $      16.08    $      14.21    $     11.21    $     10.15
                                                  ============   ==============  =============  ==============

Total return...................................         17.65%          29.54%         13.52%          4.59%(c)
                                                  ============   ==============  =============  ==============

Net assets at end of period (000's)............   $     16,340    $      9,090    $     5,323    $     3,135
                                                  ============   ==============  =============  ==============

Ratio of expenses to average net assets(b) ....          1.21%           1.25%          1.25%          1.25%(c)

Ratio of net investment income to average
 net assets....................................          1.50%           1.89%          2.15%          1.98%(c)

Portfolio turnover rate........................             9%             12%             9%             7%

Average commission rate per share..............   $     0.0925    $         --    $        --    $        --

(a)  Commencement of operations.

(b) Absent fee waivers and/or expense reimbursements by the Adviser, the ratios of expenses to average net assets would have been 1.25%, 1.67%, 2.27% and 3.10%(c) for the periods ended March 31, 1997, 1996, 1995 and 1994, respectively (Note 3).

(c)  Annualized.

See accompanying notes to the financial statements.


FBP CONTRARIAN BALANCED FUND
FINANCIAL HIGHLIGHTS
===================================================================================================================
                                    SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
===================================================================================================================

                                                                      YEARS ENDED MARCH 31,

                                                      1997        1996        1995        1994        1993
-------------------------------------------------------------------------------------------------------------------


Net asset value at beginning of year............    $  14.86    $   12.80   $   12.19   $   12.10  $   11.10
                                                  -----------  ----------  ----------   ---------  ----------

Income from investment operations:
   Net investment income........................        0.42         0.43        0.38        0.33       0.34
   Net realized and unrealized gains
     on investments.............................        1.49         2.44        0.87        0.15       1.06
                                                  -----------  ----------  ----------   ---------  ----------

Total from investment operations................        1.91         2.87        1.25        0.48       1.40
                                                  -----------  ----------  ----------   ---------  ----------

Less distributions:
   Dividends from net investment income.........       (0.42)       (0.43)      (0.39)      (0.32)     (0.35)
   Distributions from net realized gains........       (0.48)       (0.38)      (0.25)      (0.07)     (0.05)
                                                  -----------  ----------  ----------   ---------  ----------

Total distributions.............................       (0.90)       (0.81)      (0.64)      (0.39)     (0.40)
                                                  -----------  ----------  ----------   ---------  ----------

Net asset value at end of year..................    $  15.87    $   14.86   $   12.80   $   12.19  $   12.10
                                                  ===========  ==========  ==========   =========  ==========

Total return....................................      13.15%       22.86%      10.54%       3.88%     12.76%
                                                  ===========  ==========  ==========   =========  ==========

Net assets at end of year (000's)...............    $ 40,854    $  35,641   $  25,976   $  21,969  $  16,435
                                                  ===========  ==========  ==========   =========  ==========

Ratio of expenses to average net assets.........       1.08%        1.17%       1.17%(a)    1.25%(b)    1.31%(b)

Ratio of net investment income
   to average net assets........................       2.65%        3.04%       3.10%       2.64%      3.09%

Portfolio turnover rate.........................         24%          17%         14%         28%        27%

Average commission rate per share...............    $ 0.0779    $      --   $      --   $      --  $      --

(a) In an effort to reduce the total operating expenses of the Fund, a portion of the Fund's custodian fees for the year ended March 31, 1995 was paid through an arrangement with a third-party broker-dealer who was compensated through commission trades. Payment of the fees was based on a percentage of commissions earned. Absent expenses reimbursed through the directed brokerage arrangement, the ratio of expenses to average net assets would have been 1.20% for the year ended March 31, 1995.

(b) Absent fee waivers and/or expense reimbursements by the Adviser, the ratios of expenses to average net assets would have been 1.36% and 1.43% and for the years ended March 31, 1994 and 1993, respectively (Note 3).

See accompanying notes to the financial statements.


THE FLIPPIN, BRUCE & PORTER FUNDS
NOTES TO FINANCIAL STATEMENTS
MARCH 31, 1997
==============================================================================

1.   SIGNIFICANT ACCOUNTING POLICIES

The FBP Contrarian Equity Fund and the FBP Contrarian Balanced Fund (the Funds) are no-load, diversified series of the Williamsburg Investment Trust (the Trust), an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Trust was organized as a Massachusetts business trust on July 18, 1988.

The FBP Contrarian Equity Fund seeks long-term growth of capital through investment in a diversified portfolio comprised primarily of equity securities, with current income as a secondary objective.

The FBP Contrarian Balanced Fund seeks long-term capital appreciation and current income through investment in a balanced portfolio of equity and fixed income securities assuming a moderate level of investment risk.

The following is a summary of the Funds' significant accounting policies:

Securities valuation -- The Funds' portfolio securities are valued as of the close of business of the regular session of the New York Stock Exchange (currently 4:00 p.m., Eastern time). Securities which are traded over-the-counter are valued at the last sales price, if available, otherwise, at the last quoted bid price. Securities traded on a national stock exchange are valued based upon the closing price on the principal exchange where the security is traded. It is expected that fixed income securities of the FBP Contrarian Balanced Fund will ordinarily be traded on the over-the-counter market, and common stocks of each Fund will ordinarily be traded on a national securities exchange, but may also be traded on the over-the-counter market. When market quotations are not readily available, fixed income securities may be valued on the basis of prices provided by an independent pricing service.

Repurchase agreements -- The Funds generally enter into joint repurchase agreements with other funds within the Trust. The joint repurchase agreement, which is collateralized by U.S. Government obligations, is valued at cost which, together with accrued interest, approximates market value. At the time the Funds enter into the joint repurchase agreement, the Funds take possession of the underlying securities and the seller agrees that the value of the underlying securities, including accrued interest, will at all times be equal to or exceed the face amount of the repurchase agreement. In addition, each Fund actively monitors and seeks additional collateral, as needed.

Share valuation -- The net asset value per share of each Fund is calculated daily by dividing the total value of each Fund's assets, less liabilities, by the number of shares outstanding. The offering price and redemption price per share of each Fund is equal to the net asset value per share.

Investment income -- Interest income is accrued as earned. Dividend income is recorded on the ex-dividend date. Discounts and premiums on securities purchased are amortized in accordance with income tax regulations which approximate generally accepted accounting principles.

Distributions to shareholders -- Dividends arising from net investment income are declared and paid quarterly to shareholders of each Fund. Net realized short-term capital gains, if any, may be distributed throughout the year and net realized long-term capital gains, if any, are distributed at least once each year. Income distributions and capital gain distributions are determined in accordance with income tax regulations.

Security transactions -- Security transactions are accounted for on trade date. Securities sold are valued on a specific identification basis.

Options transactions -- The Funds may write covered call options for which premiums are received and are recorded as liabilities, and are subsequently valued daily at the closing prices on their primary exchanges. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised increase the proceeds used to calculate the realized gain or loss on the sale of the security. If a closing purchase transaction is used to terminate the Funds' obligation on a call, a gain or loss will be realized, depending upon whether the price of the closing purchase transaction is more or less than the premium previously received on the call written.

Estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Federal income tax -- It is each Fund's policy to comply with the special provisions of the Internal Revenue Code applicable to regulated investment companies. As provided therein, in any fiscal year in which a Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also each Fund's intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

The following information is based upon the federal income tax cost of portfolio investments of each Fund as of March 31, 1997:


-----------------------------------------------------------------------------------
                                                FBP CONTRARIAN    FBP CONTRARIAN
                                                  EQUITY FUND      BALANCED FUND
-----------------------------------------------------------------------------------


Gross unrealized appreciation...............    $   3,507,323     $  10,377,445
Gross unrealized depreciation...............         (342,328)         (742,631)
                                                --------------   ---------------

Net unrealized appreciation.................    $   3,164,995     $   9,634,814
                                                ==============   ===============

-----------------------------------------------------------------------------------


The tax basis of investments for each Fund is equal to the acquisition cost as shown on the Statements of Assets and Liabilities.

2.  INVESTMENT TRANSACTIONS

During the year ended March 31, 1997, purchases and proceeds from sales and maturities of investment securities, other than short-term investments, amounted to $5,429,535 and $915,391, respectively, for the FBP Contrarian Equity Fund and $9,799,373 and $8,122,848, respectively, for the FBP Contrarian Balanced Fund.

3.  TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISORY AGREEMENT
The Funds' investments are managed by Flippin, Bruce & Porter, Inc. (the Adviser) under the terms of an Investment Advisory Agreement. Under the Investment Advisory Agreement, each Fund pays the Adviser a fee, which is computed and accrued daily and paid monthly at an annual rate of .75% of its average daily net assets up to $250 million; .65% of the next $250 million of such net assets; and .50% of such net assets in excess of $500 million.

The Adviser currently intends to limit the total operating expenses of the FBP Contrarian Equity Fund to 1.25% of average daily net assets. Accordingly, the Adviser voluntarily waived $5,300 of its investment advisory fees from the FBP Contrarian Equity Fund for the year ended March 31, 1997.

Certain trustees and officers of the Trust are also officers of the Adviser.

ADMINISTRATIVE SERVICES AGREEMENT
Under the terms of an Administrative Services Agreement between the Trust and Countrywide Funds Services, Inc. (CFS), formerly MGF Service Corp., CFS provides administrative, pricing, accounting, dividend disbursing, shareholder servicing and transfer agent services for the Funds. For these services, CFS receives a monthly fee from each Fund at an annual rate of .20% on its average daily net assets up to $25 million; .175% on the next $25 million of such net assets; and
 .15% on such net assets in excess of $50 million, subject to a $2,000 minimum monthly fee. In addition, each Fund pays out-of-pocket expenses including, but not limited to, postage, supplies, and costs of pricing the Funds' portfolio securities.

Certain officers of the Trust are also officers of CFS.

4.   COVERED CALL OPTIONS

A summary of covered call option contracts during the year ended March 31, 1997 is as follows:


---------------------------------------------------------------------------------------------------------------
                                                          FBP CONTRARIAN                 FBP CONTRARIAN
                                                            EQUITY FUND                   BALANCED FUND

                                                    NUMBER OF        OPTION        NUMBER OF        OPTION
                                                     OPTIONS        PREMIUMS         OPTIONS        PREMIUMS
---------------------------------------------------------------------------------------------------------------


Options outstanding at beginning of year.......              21    $     13,224            100    $    56,127
Options written................................              37          18,173            194         96,274
Options cancelled in closing purchase
   transactions................................             (3)          (1,573)           (22)       (11,549)
Options expired................................            (14)          (9,791)           (75)       (38,413)
Options exercised..............................             (4)          (1,860)           (53)       (24,150)
                                                  ------------   --------------  -------------  --------------

Options outstanding at end of year.............             37    $      18,173            144    $    78,289
                                                  ============   ==============  =============  ==============
---------------------------------------------------------------------------------------------------------------


REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS
==============================================================================

To the Shareholders and Board of Trustees
The Williamsburg Investment Trust
Cincinnati, Ohio

         We have audited the accompanying statements of assets and liabilities of the FBP Contrarian Equity Fund and the FBP Contrarian Balanced Fund, (each a series of The Williamsburg Investment Trust), including the portfolios of investments, as of March 31, 1997, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for the periods indicated thereon. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements based on our audits.

         We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 1997 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

         In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the FBP Contrarian Equity Fund and the FBP Contrarian Balanced Fund as of March 31, 1997, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for the periods referred to above, in conformity with generally accepted accounting principles.



                                               Tait, Weller & Baker

Philadelphia, Pennsylvania
April 25, 1997

THE FLIPPIN, BRUCE & PORTER FUNDS

INVESTMENT ADVISER
Flippin, Bruce & Porter, Inc.
800 Main Street, Suite 202
P.O. Box 6138
Lynchburg, Virginia 24505
800-FBP-9375

TRANSFER AGENT AND
SHAREHOLDER SERVICING AGENT
Countrywide Fund Services, Inc.
P.O. Box 5354
Cincinnati, Ohio 45201-5354
800-443-4249

OFFICERS
John M. Flippin, President
John T. Bruce, Vice President
     and Portfolio Manager
R. Gregory Porter, III, Vice President

TRUSTEES
Jack E. Brinson
Austin Brockenbrough, III
John T. Bruce
Charles M. Caravati
J. Finley Lee, Jr.
Richard Mitchell
Richard L. Morrill
Harris V. Morrissette
Fred T. Tattersall
Samuel B. Witt, III

                        STATEMENT OF ADDITIONAL INFORMATION

                                    THE ALABAMA
                                TAX FREE BOND FUND

                                  August 1, 1997

                                    A series of
                           WILLIAMSBURG INVESTMENT TRUST
                           312 Walnut Street, 21st Floor
                              Cincinnati, Ohio  45202
                             Telephone 1-800-443-4249

                                 TABLE OF CONTENTS

 INVESTMENT OBJECTIVES AND POLICIES...........................................2
 INVESTMENT LIMITATIONS.......................................................4
 TRUSTEES AND OFFICERS........................................................5
 INVESTMENT ADVISOR...........................................................9
 ADMINISTRATOR.............................................................. 10
 OTHER SERVICES..............................................................11
 BROKERAGE...................................................................11
 SPECIAL SHAREHOLDER SERVICES................................................12
 PURCHASE OF SHARES..........................................................14
 REDEMPTION OF SHARES........................................................14
 NET ASSET VALUE DETERMINATION...............................................15
 ALLOCATION OF TRUST EXPENSES................................................15
 ADDITIONAL TAX INFORMATION..................................................16
 CAPITAL SHARES AND VOTING...................................................17
 CALCULATION OF PERFORMANCE DATA............................................ 18
 FINANCIAL STATEMENTS AND REPORTS........................................... 20


   This Statement of Additional Information is not a prospectus and should only be read in conjunction with the Prospectus of The Alabama Tax Free Bond Fund (the "Fund") dated August 1, 1997. The Prospectus may be obtained from the Fund, at the address and phone number shown above, at no charge.


July 29, 1997

                       INVESTMENT OBJECTIVES AND POLICIES

   The investment objectives and policies of the Fund are described in the Prospectus. Supplemental information about these policies is set forth below. Certain capitalized terms used herein are defined in the Prospectus.

REPURCHASE AGREEMENTS. The Fund may acquire U.S. Government Securities subject to repurchase agreements. A repurchase transaction occurs when, at the time the Fund purchases a security (normally a U.S. Treasury obligation), it also resells it to the vendor (normally a member bank of the Federal Reserve System or a registered Government Securities dealer) and must deliver the security (and/or securities substituted for them under the repurchase agreement) to the vendor on an agreed upon date in the future. Such securities, including any securities so substituted, are referred to as the "Repurchase Securities." The repurchase price exceeds the purchase price by an amount which reflects an agreed upon market interest rate effective for the period of time during which the repurchase agreement is in effect.

   The majority of these transactions run day to day and the delivery pursuant to the resale typically will occur within one to five days of the purchase. The Fund's risk is limited to the ability of the vendor to pay the agreed upon sum upon the delivery date; in the event of bankruptcy or other default by the vendor, there may be possible delays and expenses in liquidating the instrument purchased, decline in its value and loss of interest. These risks are minimized when the Fund holds a perfected security interest in the Repurchase Securities and can therefore sell the instrument promptly. Under guidelines issued by the Trustees, the Advisor will carefully consider the creditworthiness during the term of the repurchase agreement. Repurchase agreements are considered as loans collateralized by the Repurchase Securities, such agreements being defined as "loans" under the Investment Company Act of 1940 (the "1940 Act"). The return on such "collateral" may be more or less than that from the repurchase agreement. The market value of the resold securities will be monitored so that the value of the "collateral" is at all times as least equal to the value of the loan, including the accrued interest earned thereon. All Repurchase Securities will be held by the Fund's custodian either directly or through a securities depository.

DESCRIPTION OF MONEY MARKET INSTRUMENTS. Money market instruments may include U.S. Government Securities or corporate debt obligations (including those subject to repurchase agreements) as described herein, provided that they mature in thirteen months or less from the date of acquisition and are otherwise eligible for purchase by the Fund. Money market instruments also may include Bankers' Acceptances and Certificates of Deposit of domestic branches of U.S. banks, Commercial Paper and Variable Amount Demand Master Notes ("Master Notes"). BANKERS' ACCEPTANCES are time drafts drawn on and "accepted" by a bank, are the customary means of effecting payment for merchandise sold in import-export transactions and are a source of financing used extensively in international trade. When a bank "accepts" such a time draft, it assumes liability for its payment. When the Fund acquires a Bankers' Acceptance, the bank which "accepted" the time draft is liable for payment of interest and principal when due. The Bankers' Acceptance, therefore, carries the full faith and credit of such bank. A CERTIFICATE OF DEPOSIT ("CD") is an unsecured interest-bearing debt obligation of a bank. CDs acquired by the Fund would generally be in amounts of $100,000 or more. COMMERCIAL PAPER is an unsecured, short term debt obligation of a bank, corporation or other borrower. Commercial Paper maturity generally ranges from two to 270 days and is usually sold on a discounted basis rather than as an interest-bearing instrument. The Fund will invest in Commercial Paper only if it is rated in the highest rating category by any nationally recognized statistical rating organization ("NRSRO") or, if not rated, the issuer must have an outstanding unsecured debt issue rated in the three highest categories by any NRSRO or, if not so rated, be of equivalent quality in the Advisor's assessment. Commercial Paper may include Master Notes of the same quality. MASTER NOTES are unsecured obligations which are redeemable upon demand of the holder and which permit the investment of fluctuating amounts at varying rates of interest. Master Notes are acquired by the Fund only through the Master Note program of the Fund's custodian, acting as administrator thereof. The Advisor will monitor, on a continuous basis, the earnings power, cash flow and other liquidity ratios of the issuer of a Master Note held by the Fund.

FORWARD COMMITMENT AND WHEN-ISSUED SECURITIES. The Fund may purchase securities on a when-issued basis or for settlement at a future date if the Fund holds sufficient assets to meet the purchase price. In such purchase transactions the Fund will not accrue interest on the purchased security until the actual settlement. Similarly, if a security is sold for a forward date, the Fund will accrue the interest until the settlement of the sale. When-issued security purchases and forward commitments have a higher degree of risk of price movement before settlement due to the extended time period between the execution and settlement of the purchase or sale. As a result, the exposure to the counterparty of the purchase or sale is increased. Although the Fund would generally purchase securities on a forward commitment or when-issued basis with the intention of taking delivery, the Fund may sell such a security prior to the settlement date if the Advisor felt such action was appropriate. In such a case the Fund could incur a short-term gain or loss.

                              INVESTMENT LIMITATIONS

   The Fund has adopted the following investment limitations, in addition to those described in the Prospectus, which cannot be changed without approval by holders of a majority of the outstanding voting shares of the Fund. A "majority" for this purpose, means the lesser of (i) 67% of the Fund's outstanding shares represented in person or by proxy at a meeting at which more than 50% of its outstanding shares are represented, or (ii) more than 50% of its outstanding shares.

Under these limitations, the Fund MAY NOT:

 (1) Invest for the purpose of exercising control or management of another issuer;

 (2) Invest in interests in real estate, real estate mortgage loans, oil, gas or other mineral exploration or development programs, except that the Fund may invest in the securities of companies (other than those which are not readily marketable) which own or deal in such things;

 (3) Underwrite securities issued by others, except to the extent the Fund may be deemed to be an underwriter under the federal securities laws in connection with the disposition of portfolio securities;

 (4) Purchase securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance of transactions);

 (5) Make short sales of securities or maintain a short position, except short sales "against the box" (A short sale is made by selling a security the Fund does not own. A short sale is "against the box" to the extent that the Fund contemporaneously owns or has the right to obtain at no added cost securities identical to those sold short.);

 (6) Participate on a joint or joint and several basis in any trading account in securities;

 (7) Make loans of money or securities, except that the Fund may invest in repurchase agreements;

 (8) Invest in securities of issuers which have a record of less than three years' continuous operation (including predecessors and, in the case of bonds, guarantors), if more than 5% of its total assets would be invested in such securities;

 (9) Write, purchase or sell commodities, commodities contracts, futures contracts or related options;

(10) Invest, with respect to at least 50% of its total assets, more than 5% in the securities of any one issuer (other than the U.S. Government, its agencies or instrumentalities) or acquire more than 25% of the outstanding voting securities of any issuer; or

(11) Invest more than an aggregate of 15% of the net assets of the Fund in securities subject to legal or contractual restrictions on resale or for which there are no readily available market quotations or in other illiquid securities.

   Percentage restrictions stated as an investment policy or investment limitation apply at the time of investment; if a later increase or decrease in percentage beyond the specified limits results from a change in securities values or total assets, it will not be considered a violation.

   While the Fund has reserved the right to make short sales "against the box" (limitation number 5, above), the Advisor has no present intention of engaging in such transactions at this time or during the coming year.

                            TRUSTEES AND OFFICERS


   Following are the Trustees and executive officers of the Williamsburg Investment Trust (the "Trust"), their present position with the Trust or Funds, age, principal occupation during the past 5 years and their aggregate compensation from the Trust for the fiscal year ended March 31, 1997:

Name, Position,                                           Principal Occupation                                       Compensation
Age and Address                                           During Past 5 Years                                        From the Trust
----------------                                          --------------------                                       --------------
Austin Brockenbrough III (60)                             President and Managing                                               None
 Trustee**                                                Director of Lowe, Brockenbrough
President                                                 & Tattersall, Inc.,
The Jamestown International Equity                        Richmond, Virginia;
The Jamestown Tax Exempt Virginia Fund                    Director of Tredegar Industries,
6620 West Broad Street                                    Inc. (plastics manufacturer) and
Suite 300                                                 Wilkinson O'Grady & Co. Inc.
Richmond, Virginia  23230                                 (global asset manager); Trustee
                                                          of University of Richmond

John T. Bruce (age 43)                                    Principal of                                                         None
Trustee and Chairman**                                    Flippin, Bruce & Porter, Inc.,
Vice President                                            Lynchburg, Virginia
FBP Contrarian Balanced Fund
FBP Contrarian Equity Fund
800 Main Street
Lynchburg, Virginia 24504

                                                         - 5 -

Charles M. Caravati, Jr. (60)                             Physician                                                          $8,000
Trustee**                                                 Dermatology Associates of
5600 Grove Avenue                                         Virginia, P.C.,
Richmond, Virginia   23226                                Richmond, Virginia

J. Finley Lee (age 57)                                    Julian Price Professor Emeritus of                                 $8,000
Trustee                                                   Business Administration
614 Croom Court                                           University of North Carolina,
Chapel Hill, North Carolina 27514                         Chapel Hill, North Carolina;
                                                          Director of Montgomery Mutual
                                                          Insurance Co.

Richard Mitchell (age 48)                                 Principal of                                                         None
Trustee**                                                 T. Leavell &  Associates, Inc.
President                                                 Mobile, Alabama
The Government Street Bond Fund
The Government Street Equity Fund
The Alabama Tax Free Bond Fund
150 Government Street
Mobile, Alabama  36602

Richard L. Morrill (age 58)                               President of                                                       $8,000
Trustee                                                   University of Richmond,
7000 River Road                                           Richmond, Virginia;
Richmond, Virginia  23229                                 Director of Central Fidelity Banks, Inc.
                                                          and Tredegar Industries, Inc.

Harris V. Morrissette (age 37)                            President of                                                       $7,000
Trustee                                                   Marshall Biscuit Co. Inc.,
1500 S. Beltline Hwy.                                     Mobile, Alabama;
Mobile, Alabama   36693                                   President of Azalea Aviation, Inc
                                                          (airplane fueling); Director of
                                                          Bank of Mobile

Fred T. Tattersall (age 48)                               Managing Director of                                                 None
Trustee**                                                 Lowe, Brockenbrough & Tattersall
President                                                 Strategic Advisors, Inc.,
The Jamestown Bond Fund                                   Richmond, Virginia
The Jamestown Short Term Bond Fund
6620 West Broad Street
Suite 300
Richmond, Virginia  23230

Erwin H. Will, Jr. (age 64)                               Chief Investment Officer of                                          None
Trustee                                                   Virginia Retirement System,
P.O. Box 2500                                             Richmond, Virginia
Richmond, Virginia 23218

                                                         - 6 -

Samuel B. Witt III (age 61)                               Senior Vice President and                                          $6,500
Trustee                                                   General Counsel of Stateside
2300 Clarendon Blvd.                                      Associates, Inc., Arlington,
Suite 407                                                 Virginia; Director of The Swiss
Arlington, Virginia 22201                                 Helvetic Fund, Inc. (closed-end
                                                          investment company)

Charles M. Caravati III (age 31)                          Assistant Portfolio Manager of
Vice President                                            Lowe, Brockenbrough & Tattersall, Inc.,
The Jamestown International Equity Fund                   Richmond, Virginia
6620 West Broad Street
Suite 300
Richmond, Virginia 23230

John M. Flippin (age 55)                                  Principal of
President                                                 Flippin, Bruce & Porter, Inc.,
FBP Contrarian Balanced Fund                              Lynchburg, Virginia
FBP Contrarian Equity Fund
800 Main Street
Lynchburg, Virginia  24504

Timothy S. Healey (age 44)                                Vice President of
Vice President                                            T. Leavell & Associates, Inc.,
The Alabama Tax Free Bond Fund                            Mobile, Alabama
150 Government Street
Mobile, Alabama 36602

R. Gregory Porter, III (age 56)                           Principal of
Vice President                                            Flippin, Bruce & Porter, Inc.,
FBP Contrarian Balanced Fund                              Lynchburg, Virginia
FBP Contrarian Equity Fund
800 Main Street
Lynchburg, Virginia  24504

Mark J. Seger (age 35)                                    Vice President of Countrywide Fund Services,
Treasurer                                                 Inc. and Countrywide Financial Services, Inc.;
312 Walnut Street, 21st Floor                             Treasurer, Countrywide Investment Trust,
Cincinnati, Ohio 45202                                    Countrywide Tax-Free Trust and Countrywide
                                                          Strategic Trust,
                                                          Cincinnati, Ohio

Henry C. Spalding, Jr. (age 59)                           Executive Vice President of
President                                                 Lowe, Brockenbrough & Tattersall, Inc.,
The Jamestown Balanced Fund                               Richmond, Virginia
The Jamestown Equity Fund
6620 West Broad Street
Suite 300
Richmond, Virginia  23230

                                                         - 7 -

John F. Splain (age 40)                                   Vice President, General Counsel and Secretary
Secretary                                                 of Countrywide Fund Services, Inc.; General
312 Walnut Street, 21st Floor                             Counsel and Secretary, Countrywide
Cincinnati, Ohio 45202                                    Investments, Inc. and Countrywide Financial
                                                          Services, Inc.; Secretary, Countrywide Investment
                                                          Trust, Countrywide Tax-Free Trust
                                                          and Countrywide Strategic Trust,
                                                          Cincinnati, Ohio

Ernest H. Stephenson, Jr. (age 52)                        Vice President
Vice President                                            Lowe, Brockenbrough & Tattersall, Inc.,
The Jamestown Balanced Fund                               Richmond, Virginia
The Jamestown Equity Fund
6620 West Broad St.
Suite 300
Richmond, Virginia 23230

Connie R. Taylor (age 46)                                 Administrator
Vice President                                            Lowe, Brockenbrough & Tattersall, Inc.,
The Jamestown Balanced Fund                               Richmond, Virginia
The Jamestown Equity Fund
6620 West Broad Street
Suite 300
Richmond, Virginia 23230

Craig D. Truitt (age 38)                                  Senior Vice President
Vice President                                            Lowe, Brockenbrough & Tattersall
The Jamestown Bond Fund                                   Strategic Advisors, Inc.,
The Jamestown Short Term Bond Fund                        Richmond, Virginia
6620 West Broad Street
Suite 300
Richmond, Virginia 23230

Beth Ann Walk (age 38)                                    Portfolio Manager of
Vice President                                            Lowe, Brockenbrough & Tattersall, Inc.,
The Jamestown Tax Exempt Virginia Fund                    Richmond, Virginia
6620 West Broad Street
Suite 300
Richmond, Virginia 23230

-----------------------------

**Indicates that Trustee is an Interested Person for purposes of the 1940 Act. Charles M. Caravati, Jr. is the father of Charles M. Caravati III.

   Messrs. Lee, Morrill, Morrissette, Will and Witt constitute the Trust's Nominating Committee. Messrs. Caravati, Lee, Morrill, Morrissette, Will and Witt constitute the Trust's Audit Committee. The Audit Committee reviews annually the nature and cost of the professional services rendered by the Trust's
                                                         - 8 -
independent accountants, the results of their year-end audit and their findings and recommendations as to accounting and financial matters, including the adequacy of internal controls. On the basis of this review the Audit Committee makes recommendations to the Trustees as to the appointment of independent accountants for the following year.

PRINCIPAL HOLDERS OF VOTING SECURITIES. As of July 11, 1997, the Trustees and Officers of the Trust as a group owned beneficially (i.e., had voting and/or investment power) less than 1% of the then outstanding shares of the Fund. On the same date, Mr. John R. Miller, Jr., P.O. Box 469, Brewton, Alabama 36427, beneficially owned 19.9% of the then outstanding shares of the Fund; Charles Schwab & Co., Inc., 101 Montgomery Street, San Francisco, California 94104, owned of record 15.6% of the then outstanding shares of the Fund; H. Apolinsky/S. Magnes as trustees under the will of Sidney Magnes, P.O. Box 1307, Mobile, Alabama 36633, owned of record 6.4% of the then outstanding shares of the Fund; and Dwight & Company, P.O. Box 3067, Mobile, Alabama 36652, owned of record 5.8% of the then outstanding shares of the Fund.


                            INVESTMENT ADVISOR

   T. Leavell & Associates, Inc. (the "Advisor") supervises the Fund's investments pursuant to an Investment Advisory Agreement (the "Advisory Agreement") described in the Prospectus. The Advisory Agreement is effective until April 1, 1998 and will be renewed thereafter for one year periods only so long as such renewal and continuance is specifically approved at least annually by the Board of Trustees or by vote of a majority of the Fund's outstanding voting securities, provided the continuance is also approved by a majority of the Trustees who are not "interested persons" of the Trust or the Advisor by vote cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement is terminable without penalty on sixty days notice by the Board of Trustees of the Trust or by the Advisor. The Advisory Agreement provides that it will terminate automatically in the event of its assignment.


   Compensation of the Advisor is at the annual rate of 0.35% of the Fund's average daily net assets. For the fiscal years ended March 31, 1997, 1996 and 1995, the Fund paid the Advisor advisory fees of $36,816 (which was net of voluntary fee waivers of $19,812), $34,436 (net of voluntary fee waivers of $15,334), and $5,340 (net of voluntary fee waivers of $35,702), respectively.


   The Advisor, organized as an Alabama corporation in 1979, is controlled by its shareholders, Thomas W. Leavell, Richard Mitchell, Dorothy G. Gambill, Timothy S. Healey and John R. Miller, Jr. In addition to acting as Advisor to the Fund, the Advisor serves as investment advisor to two additional investment companies, the subjects of separate prospectuses, and also provides investment advice to corporations, trusts, pension and profit sharing plans, other business and institutional accounts and individuals.

   The Advisor provides a continuous investment program for the Fund, including investment research and management with respect to all securities, investments, cash and cash equivalents of the Fund. The Advisor determines what securities and other investments will be purchased, retained or sold by the Fund, and does so in accordance with the investment objectives and policies of the Fund as described herein and in the Prospectus. The Advisor places all securities orders for the Fund, determining with which broker, dealer, or issuer to place the orders.

   The Advisor must adhere to the brokerage policies of the Fund in placing all orders, the substance of which policies are that the Advisor must seek at all times the most favorable price and execution for all securities brokerage transactions.

   The Advisor also provides, at its own expense, certain Executive Officers to the Trust, and pays the entire cost of distributing Fund shares.


   The Advisor may compensate dealers or others based on sales of shares of the Fund to clients of such dealers or others or based on the average balance of all accounts in the Fund for which such dealers or others are designated as the person responsible for the account.


                              ADMINISTRATOR


   Countrywide Fund Services, Inc. (the "Administrator") maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of the Fund's shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions. The Administrator also provides accounting and pricing services to the Fund and supplies non-investment related statistical and research data, internal regulatory compliance services and executive and administrative services. The Administrator supervises the preparation of tax returns, reports to shareholders of the Fund, reports to and filings with the Securities and Exchange Commission and state securities commissions, and materials for meetings of the Board of Trustees.


   For the performance of these administrative services, the Fund pays the Administrator a fee at the annual rate of 0.15% of the average value of its daily net assets up to $200,000,000 and 0.10% of such assets in excess of $200,000,000; provided, however, that the minimum fee is $2,000 per month. In addition, the Fund pays out-of-pocket expenses, including but not limited to, postage, envelopes, checks, drafts, forms, reports, record storage and communication lines.

For the fiscal years ended March 31, 1997, 1996 and 1995, the Administrator received from the Fund fees of $24,513, $24,000 and $24,000, respectively.


                           OTHER SERVICES

   The firm of Tait, Weller & Baker, Two Penn Center Plaza, Philadelphia, Pennsylvania 19102, has been retained by the Board of Trustees to perform an independent audit of the books and records of the Trust, to review the Fund's federal and state tax returns and to consult with the Trust as to matters of accounting and federal and state income taxation.

   The Custodian of the Fund's assets is Star Bank, N.A. (the "Custodian"), 425 Walnut Street, Cincinnati, Ohio 45202. The Custodian holds all cash and securities of the Fund (either in its possession or in its favor through "book entry systems" authorized by the Trustees in accordance with the 1940 Act), collects all income and effects all securities transactions on behalf of the Fund.

                               BROKERAGE

   It is the Fund's practice to seek the best price and execution for all portfolio securities transactions. The Advisor (subject to the general supervision of the Board of Trustees) directs the execution of the Fund's portfolio transactions. The Trust has adopted a policy which prohibits the Advisor from effecting Fund portfolio transactions with broker-dealers which may be interested persons of the Fund, the Trust, any Trustee, officer or director of the Trust or its investment advisors or any interested person of such persons.

   The Fund's portfolio transactions will normally be principal transactions executed in over-the-counter markets and will be executed on a "net" basis, which may include a dealer markup.

   No brokerage commissions were paid by the Fund or the Predecessor Fund for the last three fiscal years.

   While there is no formula, agreement or undertaking to do so, the Advisor may allocate a portion of the Fund's brokerage commissions to persons or firms providing the Advisor with research services, which may typically include, but are not limited to, investment recommendations, financial, economic, political, fundamental and technical market and interest rate data, and other statistical or research services. Much of the information so obtained may also be used by the Advisor for the benefit of the other clients it may have. Conversely, the Fund may benefit from such transactions effected for the benefit of other clients. In all cases, the Advisor is obligated to effect transactions for the Fund based upon obtaining the most favorable price and execution. Factors considered by the Advisor in determining whether the Fund will receive the most favorable price and execution include, among other things: the size of the order, the broker's ability to effect and settle the transaction promptly and efficiently and the Advisor's perception of the broker's reliability, integrity and financial condition.

                      SPECIAL SHAREHOLDER SERVICES

As noted in the Prospectus, the Fund offers the following shareholder services:

REGULAR ACCOUNT. The regular account allows for voluntary investments to be made at any time. Available to individuals, custodians, corporations, trusts, estates and others, investors are free to make additions and withdrawals to or from their account as often as they wish. When an investor makes an initial investment in the Fund, a shareholder account is opened in accordance with the investor's registration instructions. Each time there is a transaction in a shareholder account, such as an additional investment or the reinvestment of a dividend or distribution, the shareholder will receive a statement showing the current transaction and all prior transactions in the shareholder account during the calendar year to date.

AUTOMATIC INVESTMENT PLAN. The automatic investment plan enables shareholders to make regular monthly or quarterly investment in shares through automatic charges to their checking account. With shareholder authorization and bank approval, the Administrator will automatically charge the checking account for the amount specified ($100 minimum) which will be automatically invested in shares at the public offering price on or about the last business day of the month or quarter. The shareholder may change the amount of the investment or discontinue the plan at any time by writing to the Administrator.

SYSTEMATIC WITHDRAWAL PLAN. Shareholders owning shares with a value of $10,000 or more may establish a Systematic Withdrawal Plan. A shareholder may receive monthly or quarterly payments, in amounts of not less than $100 per payment, by authorizing the Fund to redeem the necessary number of shares periodically (each month, or quarterly in the months of March, June, September and December). Checks will be made payable to the designated recipient and mailed within three business days of the valuation date. If the designated recipient is other than the registered shareholder, the signature of each shareholder must be guaranteed on the application (see "Signature Guarantees"). A corporation (or partnership) must also submit a "Corporate Resolution" (or "Certification of Partnership") indicating the names, titles and required number of signatures authorized to act on its behalf. The application must be signed by a duly authorized officer(s) and the corporate seal affixed. No redemption fees are charged to shareholders under this plan. Costs in conjunction with the administration of the plan are borne by the Fund. Shareholders should be aware that such systematic withdrawals may deplete or use up entirely their initial investment and may result in realized long-term or short-term capital gains or losses. The Systematic Withdrawal Plan may be terminated at any time by the Fund upon sixty days' written notice or by a shareholder upon written notice to the Fund. Applications and further details may be obtained by calling the Fund at 1-800-443-4249, or by writing to:

                          The Alabama Tax Free Bond Fund
                               Shareholder Services
                                   P.O. Box 5354
                           Cincinnati, Ohio  45201-5354

PURCHASES IN KIND. The Fund may accept securities in lieu of cash in payment for the purchase of shares of the Fund. The acceptance of such securities is at the sole discretion of the Advisor based upon the suitability of the securities accepted for inclusion as a long term investment of the Fund, the marketability of such securities, and other factors which the Advisor may deem appropriate. If accepted, the securities will be valued using the same criteria and methods as described in "How Net Asset Value is Determined" in the Prospectus.

REDEMPTIONS IN KIND. The Fund does not intend, under normal circumstances, to redeem its securities by payment in kind. It is possible, however, that conditions may arise in the future which would, in the opinion of the Trustees, make it undesirable for the Fund to pay for all redemptions in cash. In such case, the Board of Trustees may authorize payment to be made in portfolio securities or other property of the Fund. Securities delivered in payment of redemptions would be valued at the same value assigned to them in computing the net asset value per share. Shareholders receiving them would incur brokerage costs when these securities are sold. An irrevocable election may be filed under Rule 18f-1 of the 1940 Act, wherein the Fund commits itself to pay redemptions in cash, rather than in kind, to any shareholder of record of the Fund who redeems during any ninety day period, the lesser of (a) $250,000 or (b) one percent (1%) of the Fund's net assets at the beginning of such period.

TRANSFER OF REGISTRATION. To transfer shares to another owner, send a written request to the Fund at the address shown herein. Your request should include the following: (1) the existing account registration; (2) signature(s) of the registered owner(s) exactly as the signature(s) appear(s) on the account registration; (3) the new account registration, address, social security or taxpayer identification number and how dividends and capital gains are to be distributed; (4) signature guarantees (see the Prospectus under the heading "Signature Guarantees"); and (5) any additional documents which are required for transfer by corporations, administrators, executors, trustees, guardians, etc. If you have any questions about transferring shares, call or write the Fund.

                            PURCHASE OF SHARES

   The purchase price of shares of the Fund is the net asset value next determined after the order is received. An order received prior to 4:00 p.m. Eastern time will be executed at the price computed on the date of receipt; and an order received after that time will be executed at the price computed on the next Business Day. An order to purchase shares is not binding on the Fund until confirmed in writing (or unless other arrangements have been made with the Fund, for example in the case of orders utilizing wire transfer of funds) and payment has been received.

   The Fund reserves the right in its sole discretion (i) to suspend the offering of its shares, (ii) to reject purchase orders when in the judgment of management such rejection is in the best interest of the Fund and its shareholders, and (iii) to reduce or waive the minimum for initial and subsequent investments under circumstances where certain economies can be achieved in sales of Fund shares.

EMPLOYEES AND AFFILIATES OF THE FUND. The Fund has adopted initial investment minimums for the purpose of reducing the cost to the Fund (and consequently to the shareholders) of communicating with and servicing its shareholders. However, a reduced minimum initial investment requirement of $1,000 applies to Trustees, officers and employees of the Fund, the Advisor and certain parties related thereto, including clients of the Advisor or any sponsor, officer, committee member thereof, or the immediate family of any of them. In addition, accounts having the same mailing address may be aggregated for purposes of the minimum investment if they consent in writing to share a single mailing of shareholder reports, proxy statements (but each such shareholder would receive his/her own proxy) and other Fund literature.

                          REDEMPTION OF SHARES

   The Fund may suspend redemption privileges or postpone the date of payment
(i) during any period that the New York Stock Exchange (the "Exchange") is closed, or trading on the Exchange is restricted as determined by the Securities and Exchange Commission (the "Commission"), (ii) during any period when an emergency exists as defined by the rules of the Commission as a result of which it is not reasonably practicable for the Fund to dispose of securities owned by it, or to fairly determine the value of its assets, and (iii) for such other periods as the Commission may permit.

   No charge is made by the Fund for redemptions, although the Trustees could impose a redemption charge in the future. Any redemption may be more or less than the shareholder's cost depending on the market value of the securities held by the Fund.


                       NET ASSET VALUE DETERMINATION

   Under the 1940 Act, the Trustees are responsible for determining in good faith the fair value of the securities and other assets of the Fund, and they have adopted procedures to do so, as follows. The net asset value of the Fund is determined as of the close of trading of the Exchange (currently 4:00 p.m. Eastern time) on each "Business Day." A Business Day means any day, Monday through Friday, except for the following holidays: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Fourth of July, Labor Day, Columbus Day, Veterans Day, Thanksgiving Day and Christmas. Net asset value per share is determined by dividing the total value of all Fund securities and other assets, less liabilities, by the total number of shares then outstanding. Net asset value includes interest on fixed income securities, which is accrued daily.

                     ALLOCATION OF TRUST EXPENSES

   Each Fund of the Trust pays all of its own expenses not assumed by the Advisor or the Administrator, including, but not limited to, the following: custodian, shareholder servicing, stock transfer and dividend disbursing expenses; clerical employees and junior level officers of the Trust as and if approved by the Board of Trustees; taxes; expenses of the issuance and redemption of shares (including registration and qualification fees and expenses); costs and expenses of membership and attendance at meetings of certain associations which may be deemed by the Trustees to be of overall benefit to the Fund and its shareholders; legal and auditing expenses; and the cost of stationery and forms prepared exclusively for the Fund. General Trust expenses are allocated among the series, or funds, on a fair and equitable basis by the Board of Trustees, which may be based on relative net assets of each fund (on the date the expense is paid) or the nature of the services performed and the relative applicability to each fund.

   Under the Advisory Agreement, the Advisor may be required to reimburse the Fund if its annual ordinary operating expenses exceed certain limits. This expense limitation is calculated and administered separately with respect to each series of the Trust in accordance with the requirements of state securities authorities. Expenses which are not subject to this limitation are interest, taxes and extraordinary expenses. Expenditures, including costs incurred in connection with the purchase or sale of portfolio securities, which are capitalized in accordance with generally accepted accounting principles applicable to investment companies, are accounted for as capital items and not as expenses. Reimbursement, if any, will be on a monthly basis, subject to year end adjustment. The Advisor in its discretion may, but is not required to, reimburse the Fund an amount of money in excess of its advisory fee.

                          ADDITIONAL TAX INFORMATION

TAXATION OF THE FUND. The Fund intends to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). Among its requirements to qualify under Subchapter M, the Fund must distribute annually at least 90% of its net taxable income plus 90% of its net tax-exempt interest income. In addition to this distribution requirement, the Fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities' loans, gains from the disposition of stock or securities, and certain other income. The Fund will also be required to derive less than 30% of its gross income from the sale or other disposition of securities held for less than 90 days.

   While the above requirements are aimed at qualification of the Fund as a regulated investment company under Subchapter M of the Code, the Fund also intends to comply with certain requirements of the Code to avoid liability for federal income and excise tax. If the Fund remains qualified under Subchapter M, it will not be subject to federal income tax to the extent it distributes its taxable net investment income and net realized capital gains. A nondeductible 4% federal excise tax will be imposed on the Fund to the extent it does not distribute at least 98% of its ordinary taxable income for a calendar year, plus 98% of its capital gain net taxable income for the one year period ending each October 31, plus certain undistributed amounts from prior years. Such required distributions are based only on the Fund's taxable income, however, so the excise tax generally would not apply to tax-exempt income earned by the Fund. While the Fund intends to distribute its taxable income and capital gains in a manner so as to avoid imposition of the federal excise and income taxes, there can be no assurance that the Fund indeed will make sufficient distributions to avoid entirely imposition of federal excise or income taxes.


   As of March 31, 1997, the Fund had capital loss carryforwards for federal income tax purposes of $200,015 which expire through the year 2005. These capital loss carryforwards may be utilized in future years to offset net realized capital gains prior to distributing such gains to shareholders.


   Should additional series, or funds, be created by the Trustees, each fund would be treated as a separate tax entity for federal income tax purposes.

TAX STATUS OF THE FUND'S DIVIDENDS AND DISTRIBUTIONS. Dividends paid by the Fund derived from net investment income or net short-term capital gains are taxable to shareholders as ordinary income, whether received in cash or reinvested in additional shares. Since federal and Alabama tax laws exempt income from qualifying municipal bond obligations, income dividends attributable to such obligations are exempt from such taxes. A report will be distributed to each shareholder as of December 31st of each year outlining the percentage of income dividends which qualify for such tax exemptions. Distributions, if any, of long-term capital gains are taxable to shareholders as long-term capital gains, whether received in cash or reinvested in additional shares, regardless of how long Fund shares have been held. Such capital gain distributions are also subject to Alabama income tax, except to the extent attributable to gains from certain obligations of the State of Alabama and its political subdivisions. For information on "backup" withholding, see "How to Purchase Shares" in the Prospectus.

   For federal income tax purposes, any loss upon the sale of shares of the Fund held for six months or less will be treated as long-term capital loss to the extent of any long-term capital gain distributions received by the shareholder. In addition, any loss of Fund shares held for six months or less will be disallowed for both federal and Alabama income tax purposes to the extent of any dividends received by the shareholder exempt from federal income tax, even though, in the case of Alabama, some portion of such dividends actually may have been subject to Alabama income tax.

                       CAPITAL SHARES AND VOTING

   Shares of the Fund, when issued, are fully paid and non-assessable and have no preemptive or conversion rights. Shareholders are entitled to one vote for each full share and a fractional vote for each fractional share held. Shares have noncumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees and, in this event, the holders of the remaining shares voting will not be able to elect any Trustees. The Trustees will hold office indefinitely, except that:
(1) any Trustee may resign or retire and (2) any Trustee may be removed with or without cause at any time (a) by a written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; or (b) by vote of shareholders holding not less than two-thirds of the outstanding shares of the Trust, cast in person or by proxy at a meeting called for that purpose; or (c) by a written declaration signed by shareholders holding not less than two-thirds of the outstanding shares of the Trust and filed with the Trust's custodian. Shareholders have certain rights, as set forth in the Declaration of Trust, including the right to call a meeting of the shareholders for the purpose of voting on the removal of one or more Trustees. Shareholders holding not less than ten percent (10%) of the shares then outstanding may require the Trustees to call such a meeting and the Trustees are obligated to provide certain assistance to shareholders desiring to communicate with other shareholders in such regard (e.g., providing access to shareholder lists, etc.). In case a vacancy or an anticipated vacancy shall for any reason exist, the vacancy shall be filled by the affirmative vote of a majority of the remaining Trustees, subject to the provisions of Section 16(a) of the 1940 Act. The Trust does not expect to have an annual meeting of shareholders.

   Prior to January 24, 1994 the Trust was called The Nottingham Investment
Trust.

                      CALCULATION OF PERFORMANCE DATA


   As indicated in the Prospectus, the Fund may, from time to time, advertise certain total return and yield information. The average annual total return of the Fund for a period is computed by subtracting the net asset value per share at the beginning of the period from the net asset value per share at the end of the period (after adjusting for the reinvestment of any income dividends and capital gain distributions), and dividing the result by the net asset value per share at the beginning of the period. In particular, the average annual total return of the Fund ("T") is computed by using the redeemable value at the end of a specified period of time ("ERV") of a hypothetical initial investment of $1,000 ("P") over a period of time ("n") according to the formula P(l+T)n=ERV. The average annual total return quotations for the Fund for the one year period ended March 31, 1997 and (January 15, 1993) to March 31, 1997 are 3.82% and 4.71%, respectively.


   In addition, the Fund may advertise other total return performance data ("Nonstandardized Return"). Nonstandardized Return shows as a percentage rate of return encompassing all elements of return (i.e., income and capital appreciation or depreciation); it assumes reinvestment of all dividends and capital gain distributions. Nonstandardized Return may consist of a cumulative percentage of return, actual year-by-year rates or any combination thereof.

   From time to time, the Fund may advertise its yield and tax- equivalent yield. A yield quotation is based on a 30-day (or one month) period and is computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

                      Yield = 2[(a-b/cd + 1)6 - 1]

Where:
a = dividends and interest earned during the period b = expenses accrued for the period (net of reimbursements) c = the average daily number of shares outstanding during the period that were entitled to receive dividends
d = the maximum offering price per share on the last day of the period

   Generally, interest earned (for the purpose of "a" above) on debt obligations is computed by reference to the yield to maturity of each obligation held based on the market value of the obligation (including actual accrued interest) at the close of business on the last business day prior to the start of the 30-day (or one month) period for which yield is being calculated, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest). The Fund's yield for the 30 days ended March 31, 1997 was 4.20%.

   The tax-equivalent yield of the Fund is computed by using the tax-exempt yield figure and dividing by one minus the applicable tax rate. The Fund's tax-equivalent yield for the 30 days ended March 31, 1997, based on the highest marginal combined federal and Alabama income tax rate, was 7.32%.


   The Fund's performance may be compared in advertisements, sales literature and other communications to the performance of other mutual funds having similar objectives or to standardized indices or other measures of investment performance. In particular, the Fund may compare its performance to the Lehman 7-Year Municipal Bond Index or the Lehman 3-Year Municipal Bond Index, which are generally considered to be representative of the performance of intermediate term municipal bonds. Comparative performance may also be expressed by reference to a ranking prepared by a mutual fund monitoring service, such as Lipper Analytical Services, Inc. or Morningstar, Inc., or by one or more newspapers, newsletters or financial periodicals. Performance comparisons may be useful to investors who wish to compare the Fund's past performance to that of other mutual funds and investment products. Of course, past performance is not a guarantee of future results.

o LIPPER ANALYTICAL SERVICES, INC. ranks funds in various fund categories by making comparative calculations using total return. Total return assumes the reinvestment of all capital gains distributions and income dividends and takes into account any change in net asset value over a specific period of time.

o MORNINGSTAR, INC., an independent rating service, is the publisher of the bi-weekly Mutual Fund Values. Mutual Fund Values rates more than 1,000 NASDAQ-listed mutual funds of all types, according to their risk-adjusted returns. he maximum rating is five stars, and ratings are effective for two weeks.

   Investors may use such indices in addition to the Fund's Prospectus to obtain a more complete view of the Fund's performance before investing. Of course, when comparing the Fund's performance to any index, factors such as composition of the index and prevailing market conditions should be considered in assessing the significance of such comparisons. When comparing funds using reporting services, or total return, investors should take into consideration any relevant differences in funds such as permitted portfolio compositions and methods used to value portfolio securities and compute offering price. Advertisements and other sales literature for the Fund may quote total returns that are calculated on non-standardized base periods. The total returns represent the historic change in the value of an investment in the Fund based on monthly reinvestment of dividends over a specified period of time.

   From time to time the Fund may include in advertisements and other communications information, charts, and illustrations relating to inflation and the effects of inflation on the dollar, including the purchasing power of the dollar at various rates of inflation. The Fund may also disclose from time to time information about its portfolio allocation and holdings at a particular date (including ratings of securities assigned by independent rating services such as S&P and Moody's). The Fund may also depict the historical performance of the securities in which the Fund may invest over periods reflecting a variety of market or economic conditions either alone or in comparison with alternative investments, performance indices of those investments, or economic indicators. The Fund may also include in advertisements and in materials furnished to present and prospective shareholders statements or illustrations relating to the appropriateness of types of securities and/or mutual funds that may be employed to meet specific financial goals, such as saving for retirement, children's education, or other future needs.

                    FINANCIAL STATEMENTS AND REPORTS

   The books of the Fund will be audited at least once each year by independent public accountants. Shareholders will receive annual audited and semiannual (unaudited) reports when published and will receive written confirmation of all confirmable transactions in their account. A copy of the Annual Report will accompany the Statement of Additional Information ("SAI") whenever the SAI is requested by a shareholder or prospective investor. The Financial Statements of the Fund as of March 31, 1997, together with the report of the independent accountants thereon, are included on the following pages.

                           THE GOVERNMENT STREET FUNDS
                         THE ALABAMA TAX FREE BOND FUND

                              No Load Mutual Funds




                                  Annual Report
                                 March 31, 1997






                               Investment Adviser
                          T. Leavell & Associates, Inc.
                                  Founded 1979

LETTER FROM THE PRESIDENT
==============================================================================
                                                                  May 22, 1997
Dear Fellow Shareholders:

We are pleased to enclose for your review the audited annual report of The Government Street Funds and of The Alabama Tax Free Bond Fund for the year ending March 31, 1997.

THE GOVERNMENT STREET EQUITY FUND

With a nearly ideal environment of moderate economic growth, rising corporate profits and continued low inflation, the U.S. stock market continued its advance through the end of 1996 and into 1997's first quarter. Despite falling stock prices in March, the Standard & Poor's 500 Index turned in a total return of 19.8% for the twelve month period ending March 31, 1997. For its fiscal year ending March 31, 1997, The Government Street Equity Fund achieved a total return of 16.9%.

Due to the decline in the stock market in March, the average fund investing in diversified U.S. stocks lost 2.0% in 1997's first quarter; during this same period, however, The Government Street Equity Fund achieved a positive return of 1.6%.

                                               12/31/96-        3/31/96-
                                               3/31/97         3/31/97

   The Government Street Equity Fund             1.6%            16.9%
   General Equity Funds Average                 -2.0%            10.8%
     (source: Lipper Analytical Services)

Historically, the return of common stocks for shorter periods depends to a large degree on prevailing interest rates. The Federal Reserve Board currently appears poised to tighten credit further; yet, economic indicators continue to suggest a continuing low rate of inflation. This uncertainty regarding the direction of interest rates is likely to create an environment of stock market volatility.

Regardless of what the U.S. stock market may experience in the short term, though, investors in The Government Street Equity Fund - with its broad diversification of quality stocks, its low expenses and its tax efficiency will be rewarded over extended periods.

As of March 31, 1997, the net assets of the Fund were $49,628,951; net asset value was $32.59. The ratio of expenses to average net assets was 0.89%. The Fund's portfolio consisted of 79 individual equity issues divided almost equally between growth and value stocks. No single investment in the portfolio exceeded 3% of the total value of the Fund.

THE GOVERNMENT STREET BOND FUND

As the expansion of the U.S. economy reached its seventh year, most economists were predicting a slow down during the first calendar quarter of 1997. And though bond prices did rise during the first six weeks of the quarter, the economy continued to grow. The anticipation of renewed inflation concerned bond investors, and, in March, bond prices began to fall as a result. When the Federal Reserve Board raised the federal funds rate to 5.5% from 5.25% on March 25, interest rates rose to their highest level in more than a year.

Fortunately, this year-end decline in bond prices did not completely undermine what had been achieved in the bond market earlier in the year.

For the fiscal year ending March 31, 1997, the total return of The Government Street Bond Fund was 4.6%. This compares favorably both with the 4.5% return of the average intermediate corporate debt fund (source: Lipper Analytical Services) and with the 4.8% return of the Lehman Government Corporate Intermediate Bond Index achieved during the same twelve month period. The ratio of net investment income to average net assets was 6.44%.

On March 31, 1997, the Fund had a weighted average maturity of 5.1 years. The portfolio consisted of 89 individual issues with no single investment exceeding 4% of the total value of the Fund. U.S. Treasury obligations and securities issued or guaranteed by agencies of the U.S. Government represented approximately 40.5% of the Fund's total net assets; high quality corporate bonds comprised 53.7% of the portfolio. The net assets of the Fund were $29,442,465; net asset value was $20.47. The ratio of expenses to average net assets was 0.75%.

THE ALABAMA TAX FREE BOND FUND

The Alabama Tax Free Bond Fund continues to provide a tax free option for those investors seeking current income exempt from both Federal and Alabama income tax. It remains the only no-load Alabama municipal bond fund.

For its fiscal year ending March 31, 1997, the ratio of net investment income to average net assets was 4.24%. To an Alabama investor in the maximum combined federal and state tax brackets (42.6%), the taxable equivalent of this ratio was 7.39%.

The total return of the Fund for the year ending March 31, 1997 was 3.82%. This return compares favorably with the 4.27% return of the Lehman 3-Year Municipal Bond Index and with the 4.61% return of the Lehman 7-Year Municipal Bond Index over the same period.

On March 31, 1997, the net assets of the Fund were $16,800,658; net asset value was $10.18. The weighted average maturity of the Fund's portfolio was 6.9 years. All bonds were rated A or better by Standard & Poor's or Moody's Investors Service; more than 60% of the Fund's assets were rated AAA.

Thank you for your continued confidence in The Government Street Funds and in The Alabama Tax Free Bond Fund. Please call us if we can be of further service to you.

                                       Very truly yours,

                                       /s/ Thomas W. Leavell

                                       Thomas W. Leavell
                                       President
                                       T. Leavell & Associates, Inc.

                                       /s/ Richard Mitchell

                                       Richard Mitchell
                                       President
                                       The Government Street Funds
                                       The Alabama Tax Free Bond Fund

[line chart]

The Government Street Equity Fund

Comparison of the Change in Value of a $10,000 Investment in The Government
Street Equity Fund, the Standard & Poor's 500 Index and the Consumer Price Index

           The Government  Standard &     Consumer
           Street Equity   Poor's 500      Price
               Fund          Index         Index


Jun 91         10000         10000         10000
                9795          9813         10030
               10297         10337         10090
               11147         11203         10181
Mar 92         10812         10920         10253
               10822         11127         10335
               11214         11478         10407
               11821         12056         10491
Mar 93         11857         12582         10586
               11682         12642         10649
               11971         12968         10692
               12194         13269         10767
Mar 94         11825         12766         10821
               11471         12820         10886
               12086         13446         10984
               11855         13443         11050
Mar 95         12655         14752         11138
               13564         16161         11239
               14385         17445         11284
               15106         18495         11340
Mar 96         15941         19488         11431
               16399         20363         11558
               17247         20992         11609
               18351         22742         11704
Mar 97         18642         23352         11785

Past performance is not predictive of future performance.

The Government Street Equity Fund Average Annual Total Return

1 Year         5 Years        Since Inception*
16.94%         11.50%         11.36%

*Initial public offering of shares was June 3, 1991.

[line chart]

The Government Steet Bond Fund

Comparison of the Change in Value of a $10,000 Investment in the Government
Street Bond Fund, the Lehman Government/Corporate Intermediate Bond Index and the 90-Day Treasury Bill Index

                                    Lehman
                             Government/Corporate     90-Day
            The Government       Intermediate        Treasury
            Street Bond              Bond              Bill
                Fund                 Index             Index


Jun 91          10000                10000             10000
                10045                10007             10039
                10444                10488             10193
                10931                10992             10342
Mar 92          10813                10892             10445
                11218                11323             10559
                11706                11822             10666
                11627                11780             10748
Mar 93          12125                12249             10832
                12366                12513             10916
                12673                12796             11005
                12650                12818             11091
Mar 94          12350                12558             11176
                12261                12452             11283
                12347                12585             11405
                12310                12571             11556
Mar 95          12859                13123             11729
                13533                13778             11905
                13727                14006             12075
                14213                14499             12253
Mar 96          14072                14378             12404
                14158                14469             12563
                14403                14726             12737
                14731                15087             12903
Mar 97          14719                15070             13067

Past performance is not predictive of future performance.

The Government Street Bond Fund Average Annual Total Return

1 Year         5 Years        Since Inception*
4.60%          6.36%          6.87%

* Initial public offering of shares was June 3, 1991.

[line chart]

The Alabama Tax Free Bond Fund

Comparison of the Change in Value of a $10,000 Investment in The Alabama
Tax Free Bond Fund, the Lehman 7-Year G.O. Municipal Bond Index and the Lehman
3-Year Municipal Bond Index

            The Alabama   Lehman 7-Year   Lehman 3-Year
              Tax Free    G.O. Municipal   Municipal
             Bond Fund      Bond Index     Bond Index


                10000         10000         10000
Mar 93          10096         10255         10168
                10380         10547         10321
                10670         10856         10467
                10781         11004         10585
Mar 94          10440         10527         10445
                10506         10673         10558
                10562         10755         10657
                10439         10647         10658
Mar 95          10927         11224         10957
                11219         11526         11189
                11459         11905         11428
                11735         12198         11603
Mar 96          11693         12172         11668
                11724         12208         11763
                11921         12437         11918
                12178         12757         12118
Mar 97          12140         12738         12168

Past performance is not predictive of future performance.

The Alabama Tax Free Bond Fund Average Total Return

1 Year         Since Inception*
3.82%          4.71%

* Initial public offering of shares was January 15, 1993.


THE GOVERNMENT STREET FUNDS
THE ALABAMA TAX FREE BOND FUND
STATEMENTS OF ASSETS AND LIABILITIES
March 31,1997
==============================================================================================================
                                                              Government        Government         Alabama
                                                                Street            Street          Tax Free
                                                                Equity             Bond             Bond
                                                                 Fund              Fund             Fund
--------------------------------------------------------------------------------------------------------------


ASSETS
Investments in securities:
   At acquisition cost...................................   $   32,714,617   $   28,448,442    $  16,395,277
                                                            ===============  ===============  ===============

   At value (Note 1).....................................   $   46,966,682   $   27,928,563    $  16,579,721
Investments in repurchase agreements (Note 1)............        2,618,000        1,064,000              --
Cash ....................................................              197              618               20
Receivable for securities sold...........................          126,626               --               --
Receivable for capital shares sold.......................            7,530            1,039           28,660
Interest receivable......................................              382          529,039          220,629
Dividends receivable.....................................           78,841               --               --
Other assets.............................................            1,609            1,270              444
                                                            ---------------  ---------------  ---------------
   TOTAL ASSETS..........................................       49,799,867       29,524,529       16,829,474
                                                            ---------------  ---------------  ---------------

LIABILITIES
Payable for securities purchased.........................           79,705               --              --
Payable for capital shares redeemed......................           47,325           46,398            2,500
Dividends payable........................................            7,274           17,530           16,623
Accrued advisory fees (Note 3)...........................           26,325           12,598            5,093
Accrued administration fees (Note 3).....................            8,000            2,000            2,100
Other accrued expenses and liabilities...................            2,287            3,538            2,500
                                                            ---------------  ---------------  ---------------
   TOTAL LIABILITIES.....................................          170,916           82,064           28,816
                                                            ---------------  ---------------  ---------------

NET ASSETS ..............................................   $   49,628,951   $   29,442,465    $  16,800,658
                                                            ===============  ===============  ===============

Net assets consist of:
Paid-in capital .........................................   $   34,220,612   $   30,348,441    $  16,816,229
Accumulated net realized gains (losses)
   from security transactions............................        1,144,252         (397,824)        (200,015)
Undistributed net investment income......................           12,022           11,727              --
Net unrealized appreciation (depreciation)
   on investments........................................       14,252,065         (519,879)         184,444
                                                            ---------------  ---------------  ---------------
Net assets...............................................   $   49,628,951   $   29,442,465    $  16,800,658
                                                            ===============  ===============  ===============

Shares of beneficial interest outstanding (unlimited
   number of shares authorized, no par value)............        1,523,001        1,438,620        1,649,601
                                                            ===============  ===============  ===============

Net asset value, offering price and
   redemption price per share (Note 1)...................   $        32.59   $        20.47    $       10.18
                                                            ===============  ===============  ===============

See accompanying notes to the financial statements.


THE GOVERNMENT STREET FUNDS
THE ALABAMA TAX FREE BOND FUND
STATEMENTS OF OPERATIONS
Year Ended March 31, 1997
==============================================================================================================
                                                              Government        Government         Alabama
                                                                Street            Street          Tax Free
                                                                Equity             Bond             Bond
                                                                 Fund              Fund             Fund
--------------------------------------------------------------------------------------------------------------


INVESTMENT INCOME
   Interest..............................................   $      125,441   $    2,123,021    $     795,132
   Dividends.............................................          820,461               --               --
                                                            ---------------  ---------------  ---------------

     TOTAL INVESTMENT INCOME.............................          945,902        2,123,021          795,132
                                                            ---------------  ---------------  ---------------

EXPENSES
   Investment advisory fees (Note 3).....................          275,299          147,268           56,628
   Administrative fees (Note 3)..........................           86,708           24,000           24,513
   Professional fees.....................................           10,295           10,295            7,258
   Pricing costs.........................................            1,881           10,848           13,653
   Custodian fees........................................           12,087            6,801            5,456
   Printing of shareholder reports.......................            6,801            6,309            6,507
   Trustees' fees and expenses...........................            5,002            5,002            5,002
   Postage and supplies..................................            4,242            4,150            2,762
   Registration fees.....................................            3,448            3,885            2,521
   Other expenses........................................            3,717            3,234            2,288
                                                            ---------------  ---------------  ---------------

     TOTAL EXPENSES......................................          409,480          221,792          126,588
   Fees waived by the Adviser (Note 3)...................               --               --          (19,812)
                                                            ---------------  ---------------  ---------------

     NET EXPENSES........................................          409,480          221,792          106,776
                                                            ---------------  ---------------  ---------------

NET INVESTMENT INCOME ...................................          536,422        1,901,229          688,356
                                                            ---------------  ---------------  ---------------

REALIZED AND UNREALIZED GAINS
   (LOSSES) ON INVESTMENTS
   Net realized gains (losses)
     from security transactions..........................        2,262,399         (201,643)          6,155
   Net change in unrealized appreciation/depreciation
     on investments......................................        4,313,961         (362,072)        (76,770)
                                                            ---------------  ---------------  ---------------

NET REALIZED AND UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS .......................................        6,576,360         (563,715)        (70,615)
                                                            ---------------  ---------------  ---------------

NET INCREASE IN NET ASSETS
   FROM OPERATIONS ......................................   $    7,112,782   $    1,337,514    $     617,741
                                                            ===============  ===============  ===============

See accompanying notes to the financial statements.


THE GOVERNMENT STREET FUNDS
THE ALABAMA TAX FREE BOND FUND
STATEMENTS OF CHANGES IN NET ASSETS
Years Ended March 31, 1997 and 1996
==================================================================================================================================
                                              Government Street             Government Street             Alabama Tax Free
                                                 Equity Fund                   Bond Fund                     Bond Fund

                                              Year           Year           Year           Year           Year          Year
                                              Ended          Ended          Ended          Ended          Ended         Ended
                                             March 31,      March 31,      March 31,      March 31,      March 31,     March 31,
                                               1997           1996           1997           1996           1997          1996
----------------------------------------------------------------------------------------------------------------------------------


FROM OPERATIONS:
  Net investment income.................     $ 536,422      $ 553,483     $1,901,229      $1,830,191     $ 688,356     $583,437
  Net realized gains (losses)
    from security transactions..........     2,262,399      1,093,838       (201,643)        (43,990)        6,155       (3,107)
  Net change in unrealized appreciation/
   depreciation on investments..........     4,313,961      6,795,880       (362,072)        791,184       (76,770)     340,163
                                           -----------    -----------    -----------     -----------   -----------  -----------

Net increase in net assets from operations   7,112,782      8,443,201      1,337,514       2,577,385       617,741      920,493
                                           -----------    -----------    -----------     -----------   -----------  -----------

DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income............      (526,528)      (552,981)    (1,892,341)     (1,829,817)     (688,356)    (583,437)
  From net realized gains...............    (1,910,988)     ( 280,943)            --              --            --           --
                                           -----------    -----------    -----------     -----------   -----------  -----------
  Decrease in net assets from
   distributions to shareholders........    (2,437,516)      (833,924)    (1,892,341)     (1,829,817)     (688,356)    (583,437)
                                           -----------    -----------    -----------     -----------   -----------  -----------

FROM CAPITAL SHARE TRANSACTIONS(A):
  Proceeds from shares sold.............     5,118,742      7,310,859      3,531,544       2,484,795     2,068,564    2,543,833
  Net asset value of shares issued in
   reinvestment of distributions
   to shareholders......................     2,347,971        798,493      1,663,544       1,597,448       480,364      410,869
  Payments for shares redeemed..........    (3,933,851)    (5,771,194)    (3,915,554)     (3,891,999)   (1,158,134)    (627,496)
                                           -----------    -----------    -----------     -----------   -----------  -----------
Net increase in net assets from
  capital share transactions............     3,532,862      2,338,158      1,279,534         190,244     1,390,794    2,327,206
                                           -----------    -----------    -----------     -----------   -----------  -----------

TOTAL INCREASE IN NET ASSETS ...........     8,208,128      9,947,435        724,707         937,812     1,320,179    2,664,262

NET ASSETS:
  Beginning of year.....................    41,420,823     31,473,388     28,717,758      27,779,946    15,480,479   12,816,217
                                           -----------    -----------    -----------     -----------   -----------  -----------

  End of year...........................   $49,628,951   $ 41,420,823  $  29,442,465   $  28,717,758  $ 16,800,658  $15,480,479
                                           ===========    ===========   ============   =============   ===========  ===========

UNDISTRIBUTED NET
  INVESTMENT INCOME ....................   $    12,022   $      2,128  $      11,727   $       2,839  $         --  $        --
                                           ===========    ===========   ============   =============  ============  ===========

(a) Summary of capital share activity:
   Shares sold..........................       162,325        273,855        170,003         117,710       202,023      247,956
   Shares issued in reinvestment of
        distributions to shareholders           76,331         29,243         80,355          75,860        46,910       40,072
   Shares redeemed......................      (124,086)      (213,229)      (188,067)       (183,993)     (112,871)     (61,341)
                                           -----------    -----------    -----------     -----------   -----------  -----------

   Net increase in shares outstanding          114,570         89,869         62,291           9,577       136,062      226,687
   Shares outstanding, beginning of year     1,408,431      1,318,562      1,376,329       1,366,752     1,513,539    1,286,852
                                           -----------    -----------    -----------     -----------   -----------  -----------

   Shares outstanding, end of year......     1,523,001      1,408,431      1,438,620       1,376,329     1,649,601    1,513,539
                                           ===========    ===========    ===========     ===========   ===========  ===========

See accompanying notes to the financial statements.


THE GOVERNMENT STREET EQUITY FUND
FINANCIAL HIGHLIGHTS
==========================================================================================================================
                                    Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Year
==========================================================================================================================

                                                                           Years Ended March 31,

                                                     1997            1996           1995             1994          1993
--------------------------------------------------------------------------------------------------------------------------


Net asset value at beginning of year......        $   29.41       $   23.87       $   22.69       $   23.06      $   21.37
                                                -----------     -----------      ----------      ----------    -----------

Income from investment operations:
   Net investment income..................             0.37            0.40            0.38            0.30           0.34
   Net realized and unrealized
     gains (losses) on investments........             4.50            5.75            1.19           (0.37)          1.71
                                                -----------     -----------      ----------      ----------    -----------

Total from investment operations..........             4.87            6.15            1.57           (0.07)          2.05
                                                -----------     -----------      ----------      ----------    -----------

Less distributions:
   Dividends from net investment income...            (0.36)          (0.40)          (0.39)          (0.30)         (0.36)

   Distributions from net realized gains..            (1.33)          (0.21)             --              --             --
                                                -----------     -----------      ----------      ----------    -----------

Total distributions.......................            (1.69)          (0.61)          (0.39)          (0.30)         (0.36)
                                                -----------     -----------      ----------      ----------    -----------

Net asset value at end of year............        $   32.59       $   29.41       $   23.87       $   22.69      $   23.06
                                                ===========     ===========      ==========      ==========    ===========

Total return..............................           16.94%          25.96%           7.02%          (0.31%)         9.66%
                                                ===========     ===========      ==========      ==========    ===========

Net assets at end of year (000's).........        $  49,629       $  41,421       $  31,473       $  27,101      $  21,735
                                                ===========     ===========      ==========      ==========    ===========

Ratio of expenses to average net assets (a)           0.89%           0.94%           0.91%           1.00%          1.00%

Ratio of net investment income
   to average net assets..................            1.17%           1.50%           1.71%           1.33%          1.55%

Portfolio turnover rate...................              20%             31%             55%             63%            59%

Average commission rate per share.........        $  0.0410      $      --       $      --       $      --      $      --

(a) In an effort to reduce the total operating expenses of the Fund, a portion of the Fund's administrative and custodian fees for periods ended prior to March 31, 1996 were paid through an arrangement with a third-party broker-dealer who was compensated through commission trades. Payment of the fees was based on a percentage of commissions earned. Absent expenses reimbursed through the directed brokerage arrangement, the ratios of expenses to average net assets would have been 1.00%, 1.16% and 1.20% for the years ended March 31, 1995, 1994 and 1993, respectively.

See accompanying notes to the financial statements.


THE GOVERNMENT STREET BOND FUND
FINANCIAL HIGHLIGHTS
===================================================================================================================
                                    Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Year
===================================================================================================================

                                                                   Years Ended March 31,

                                                1997          1996         1995          1994         1993
-------------------------------------------------------------------------------------------------------------------


Net asset value at beginning of year......    $   20.87      $   20.33       $   20.87      $   21.77    $   20.67
                                             -----------    -----------     ----------     ----------  -----------

Income from investment operations:
   Net investment income..................         1.34           1.35            1.35           1.32         1.34
   Net realized and unrealized
     gains (losses) on investments........        (0.40)          0.54           (0.53)         (0.90)        1.10
                                             -----------   -----------      ----------     ----------  -----------

Total from investment operations..........         0.94           1.89            0.82           0.42         2.44
                                             -----------   -----------      ----------     ----------  -----------

Less distributions:
   Dividends from net investment income...        (1.34)         (1.35)          (1.36)         (1.32)       (1.33)
   Distributions from net realized gains..           --             --              --             --        (0.01)
                                             -----------   -----------      ----------     ----------  -----------

Total distributions.......................        (1.34)         (1.35)          (1.36)         (1.32)       (1.34)
                                             -----------   -----------      ----------     ----------  -----------

Net asset value at end of year............    $   20.47      $   20.87       $   20.33      $   20.87    $   21.77
                                             ===========   ===========      ==========     ==========  ===========

Total return..............................         4.60%         9.43%           4.12%          1.85%       12.14%
                                             ===========   ===========      ==========     ==========  ===========

Net assets at end of year (000's).........    $   29,442    $   28,718       $  27,780      $  22,633    $  15,955
                                             ===========   ===========      ==========     ==========  ===========

Ratio of expenses to average net assets(a)         0.75%         0.76%           0.85%          0.86%        0.88%

Ratio of net investment income
   to average net assets..................         6.44%         6.38%           6.68%          6.15%        6.44%

Portfolio turnover rate...................           20%           10%             11%            10%          17%

(a) Absent investment advisory fees waived by the Adviser, the ratios of expenses to average net assets would have been 1.03% and 1.09% for the years ended March 31, 1994 and 1993, respectively (Note 3).

See accompanying notes to the financial statements.


THE ALABAMA TAX FREE BOND FUND
FINANCIAL HIGHLIGHTS
===================================================================================================================
                                  Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Period
===================================================================================================================
                                                                                         Seven
                                                                                        Months     January 15,
                                                      Years Ended March 31,              Ended     1993(b) to
                                                                                       March 31,   August 31,
                                                1997          1996         1995         1994(a)       1993
-------------------------------------------------------------------------------------------------------------------


Net asset value at beginning of period....     $   10.23       $    9.96      $    9.96      $   10.30       $   10.00
                                             -----------     -----------     ----------     ----------     -----------

Income from investment operations:
   Net investment income..................          0.43            0.42           0.45           0.26            0.23
   Net realized and unrealized
     gains (losses) on investments........         (0.05)           0.27             --          (0.34)           0.30
                                             -----------     -----------     ----------     ----------     -----------

Total from investment operations..........          0.38            0.69           0.45          (0.08)           0.53
                                             -----------     -----------     ----------     ----------     -----------

Less distributions:
   Dividends from net investment income...         (0.43)          (0.42)         (0.45)         (0.26)          (0.23)
                                             -----------     -----------     ----------     ----------     -----------

Net asset value at end of period..........    $    10.18      $    10.23      $    9.96      $    9.96       $   10.30
                                             ===========     ===========     ==========     ==========     ===========

Total return..............................         3.82%           7.02%          4.66%         (1.50%)(d)       8.79%(d)
                                             ===========     ===========     ==========     ==========     ===========

Net assets at end of period (000's).......    $   16,801     $    15,480      $  12,816      $   9,716      $    3,429
                                             ===========     ===========     ==========     ==========     ===========

Ratio of expenses to average net assets(c)         0.66%           0.75%          0.75%          0.75%(d)        0.75%(d)

Ratio of net investment income
   to average net assets..................         4.24%           4.11%          4.56%          4.46%(d)        4.01%(d)

Portfolio turnover rate...................            6%              4%            36%             3%              2%

(a) Effective April 1, 1994, the Fund was reorganized and changed its fiscal year end from August 31 to March 31.

(b) Commencement of operations.

(c) Absent investment advisory fees waived and/or expenses reimbursed by the Adviser, the ratios of expenses to average net assets would have been 0.78%, 0.86%, 1.05%, 1.76%(d) and 2.75%(d) for the periods ended March 31, 1997,
    1996, 1995, 1994 and August 31, 1993, respectively (Note 3).

(d) Annualized.

See accompanying notes to the financial statements.


THE GOVERNMENT STREET EQUITY FUND
PORTFOLIO OF INVESTMENTS
March 31, 1997
===================================================================================================================
     Shares       COMMON STOCKS -- 94.5%                                                              Value
-------------------------------------------------------------------------------------------------------------------


                  CHEMICALS AND DRUGS -- 16.5%
        20,000      Becton Dickinson & Company.................................................  $    900,000
        13,000      Biomet, Inc.(a) ...........................................................       219,375
        20,000      Cardinal Health, Inc.......................................................     1,087,527
        20,000      ChemFirst, Inc.............................................................       425,000
        13,200      duPont (E.I.) de Nemours & Company.........................................     1,399,200
         6,500      Eli Lilly & Company........................................................       534,625
        18,000      Goodrich (B.F.) Company....................................................       659,250
        15,000      Johnson & Johnson..........................................................       793,125
         3,500      Merck & Company, Inc.......................................................       294,875
         6,679      Mississippi Chemical Corporation...........................................       159,484
        10,000      Schering-Plough Corporation................................................       727,500
        16,000      Schulman (A.), Inc.........................................................       304,000
        22,000      Sigma-Aldrich..............................................................       679,250
                                                                                                --------------

                                                                                                    8,183,211
                                                                                                --------------
                  CONSTRUCTION -- 5.6%
        12,750      Blount, Inc. - Class A.....................................................       525,937
        12,000      Caterpiller, Inc...........................................................       963,000
        20,312      Clayton Homes, Inc.........................................................       258,984
         5,000      Florida Rock Industries, Inc...............................................       163,750
         4,000      Lowe's Companies, Inc......................................................       149,500
        25,600      Valspar Corporation........................................................       736,000
                                                                                                --------------

                                                                                                    2,797,171
                                                                                                --------------
                  CONSUMER PRODUCTS -- 11.7%
        20,632      Archer-Daniels-Midland Company.............................................       368,797
        13,500      Belo (A.H.) Corporation - Class A..........................................       499,500
        12,000      General Motors Corporation.................................................       664,500
        15,000      Gillette Company...........................................................     1,089,375
        10,000      Kimberly-Clark Corporation.................................................       993,750
        10,000      Motorola, Inc..............................................................       603,750
        12,000      Polygram NV................................................................       591,000
         8,500      Procter & Gamble Company...................................................       977,500
                                                                                                --------------

                                                                                                    5,788,172
                                                                                                --------------
                  DURABLE GOODS -- 15.0%
        10,000      AMP, Inc...................................................................       343,750
        12,000      Cabletron Systems, Inc.(a) ................................................       351,000
        26,000      Cisco Systems, Inc.(a) ....................................................     1,251,250
         4,000      Compaq Computer Corp.(a) ..................................................       306,500
         7,000      Cummins Engine Company, Inc. ..............................................       358,750
         7,000      Deere & Company............................................................       304,500
        11,500      General Electric Company ..................................................     1,141,375
         2,500      Intel Corporation..........................................................       347,812
         4,600      International Business Machines Corporation................................       631,925
        10,000      Loral Space & Communications(a) ...........................................       141,250
        14,000      McDonnell Douglas Corporation..............................................       854,000
        16,000      Philips Electronics NV.....................................................       712,000
        11,500      Raytheon Company...........................................................       518,938
         4,000      Shared Medical Systems, Inc................................................       186,000
                                                                                                --------------

                                                                                                    7,449,050
                                                                                                --------------


THE GOVERNMENT STREET EQUITY FUND
PORTFOLIO OF INVESTMENTS (Continued)
===================================================================================================================
     Shares       COMMON STOCKS -- 94.5%                                                              Value
-------------------------------------------------------------------------------------------------------------------


                  FINANCIAL -- 12.0%
         9,195      Aetna, Inc.................................................................  $    789,621
        15,000      AFLAC, Inc.................................................................       562,500
        10,000      American Express Company...................................................       598,750
         3,000      Citicorp...................................................................       324,750
        22,000      Federal Home Loan Mortgage Corporation.....................................       599,500
         8,000      Fleet Financial Group, Inc.................................................       458,000
        14,000      Mellon Bank Corporation....................................................     1,018,500
        35,000      Star Banc Corporation......................................................     1,395,625
         4,000      Travelers, Inc.............................................................       191,500
                                                                                                --------------

                                                                                                    5,938,746
                                                                                                --------------
                  FOOD/BEVERAGES -- 2.9%
        20,000      Coca-Cola Enterprises......................................................     1,147,500
        20,000      Hudson Foods, Inc. - Class A...............................................       312,500
                                                                                                --------------

                                                                                                    1,460,000
                                                                                                --------------
                  METAL AND MINING -- 2.7%
         9,000      Aluminum Company of America................................................       612,000
        17,400      Broken Hill Proprietary Company, LTD.......................................       461,100
         9,543      Freeport McMoran Copper & Gold, Inc. - Class B.............................       289,869
                                                                                                --------------
                                                                                                    1,362,969
                                                                                                --------------
                  OIL/ENERGY -- 10.7%
        12,500      Amoco Corporation..........................................................     1,082,812
        13,000      Chevron Corporation........................................................       905,125
         7,325      Exxon Corporation..........................................................       789,269
         3,000      Halliburton Company........................................................       203,250
        12,500      Kerr McGee Corporation.....................................................       773,437
         9,500      Shell Transport & Trading PLC..............................................       992,750
        10,000      Sonat, Inc.................................................................       545,000
                                                                                                --------------

                                                                                                    5,291,643
                                                                                                --------------
                  PAPER AND FOREST PRODUCTS -- 1.3%
         9,000      Georgia Pacific Corporation................................................       652,500
                                                                                                --------------

                  RETAIL -- 6.0%
         6,000      American Stores Company....................................................       267,000
        11,800      Home Depot, Inc............................................................       631,300
        15,000      Nike, Inc. - Class B.......................................................       930,000
        12,000      Pep Boys - Manny, Moe & Jack...............................................       360,000
         5,000      Wal-Mart Stores, Inc.......................................................       139,375
        15,000      Walgreen Company...........................................................       628,125
                                                                                                --------------


                                                                                                    2,955,800
                                                                                                --------------
                  SERVICES - COMPUTER -- 1.7%
        11,100      Automatic Data Processing, Inc.............................................       464,813
         6,000      Computer Sciences Corporation(a) ..........................................       370,500
                                                                                                --------------


                                                                                                      835,313
                                                                                                --------------
                  TELECOMMUNICATION EQUIPMENT -- .8%
         6,000      Corning, Inc...............................................................       266,250
        10,000      Scientific - Atlanta, Inc..................................................       152,500
                                                                                                --------------


                                                                                                      418,750
                                                                                                --------------
                  TRANSPORTATION -- 1.7%
        16,000      Federal Express Corporation(a) ............................................       834,000
                                                                                                --------------


THE GOVERNMENT STREET EQUITY FUND
PORTFOLIO OF INVESTMENTS (Continued)
===================================================================================================================
     Shares       COMMON STOCKS -- 94.5%                                                              Value
-------------------------------------------------------------------------------------------------------------------


                  UTILITIES -- 5.9%
        14,500      Ameritech Corporation......................................................  $    891,750
        20,000      DPL, Inc...................................................................       482,500
        15,490      Duke Power Company.........................................................       683,496
         8,000      Hong Kong Telecommunications, LTD..........................................       131,000
        14,000      SBC Communications, Inc....................................................       736,750
                                                                                                --------------

                                                                                                    2,925,496
                                                                                                --------------


                  TOTAL COMMON STOCKS (COST $32,661,488) ......................................   $46,892,821
                                                                                                --------------


===================================================================================================================
     Shares       PREFERRED STOCKS -- .1%                                                             Value
-------------------------------------------------------------------------------------------------------------------


                  FINANCIAL -- .1%
           898      Aetna Inc., Convertible....................................................  $     73,861
                                                                                                --------------

                  TOTAL PREFERRED STOCKS (COST $53,129)........................................  $     73,861
                                                                                                --------------


                  TOTAL INVESTMENTS AT VALUE (COST $32,714,617) - 94.6%........................  $ 46,966,682
                                                                                                --------------


===================================================================================================================
      Face
     Amount       REPURCHASE AGREEMENTS(b) -- 5.3%                                                    Value
-------------------------------------------------------------------------------------------------------------------


                    Star Bank,
$    2,618,000        5.25%, dated 03/31/1997, due 04/01/1997,
                      repurchase proceeds $2,618,382 (Cost $2,618,000).........................  $  2,618,000
                                                                                                --------------

                  TOTAL INVESTMENTS AND REPURCHASE AGREEMENTS AT VALUE 99.9%  .................  $ 49,584,682

                  OTHER ASSETS IN EXCESS OF LIABILITIES-- .1% .................................        44,269
                                                                                                --------------

                  NET ASSETS-- 100.0% .........................................................  $ 49,628,951
                                                                                                ==============

(a)  Non-income producing security.

(b)  Joint repurchase agreement is fully collateralized by $20,650,000 GNMA
     II, Pool #8373, 6.50%, due 02/20/2024. The aggregate market value of the collateral at March 31, 1997 was $20,897,370. The Fund's pro-rata interest in the collateral at March 31, 1997 was $2,842,338.

See accompanying notes to the financial statements.


THE GOVERNMENT STREET BOND FUND
PORTFOLIO OF INVESTMENTS
March 31, 1997
===================================================================================================================
    Par Value     U.S. TREASURY AND AGENCY OBLIGATIONS-- 39.7%                                       Value
-------------------------------------------------------------------------------------------------------------------


                  U.S. TREASURY NOTES -- 12.0%
$      975,000      6.75%, due 05/31/1997......................................................  $    976,524
        40,000      8.50%, due 07/15/1997......................................................        40,325
        65,000      8.75%, due 10/15/1997......................................................        65,975
        10,000      7.875%, due 01/15/1998.....................................................        10,137
        70,000      7.875%, due 04/15/1998.....................................................        71,203
        50,000      8.25%, due 07/15/1998......................................................        51,219
       855,000      7.125%, due 10/15/1998.....................................................       864,619
       225,000      7.00%, due 04/15/1999......................................................       227,320
       150,000      6.375%, due 07/15/1999.....................................................       149,672
       100,000      8.00%, due 08/15/1999......................................................       103,187
       200,000      6.00%, due 10/15/1999......................................................       197,688
       250,000      7.50%, due 10/31/1999......................................................       255,391
        50,000      7.875%, due 11/15/1999.....................................................        51,547
       100,000      8.50%, due 02/15/2000......................................................       104,875
        20,000      8.75%, due 08/15/2000......................................................        21,244
        50,000      8.50%, due 11/15/2000......................................................        52,875
       140,000      8.00%, due 05/15/2001......................................................       146,300
       125,000      7.875%, due 08/15/2001.....................................................       130,234
                                                                                                --------------

                                                                                                    3,520,335
                                                                                                --------------
                  U.S. TREASURY STRIPS -- .1%
                    Coupon Treasury Investment Growth Security,
        11,000        due 08/15/1998...........................................................        10,103
                                                                                                --------------

                  FEDERAL HOME LOAN BANK BONDS -- 1.7%
       500,000      7.57%, due 08/19/2004......................................................       513,600
                                                                                                --------------

                  FEDERAL HOME LOAN MORTGAGE CORPORATION BONDS -- 8.8%
       240,000      7.12%, due 09/30/2005......................................................       232,825
       200,000      6.73%, due 01/05/2006......................................................       191,458
       300,000      7.52%, due 04/21/2006......................................................       298,351
       500,000      7.55%, due 04/26/2006......................................................       494,646
       800,000      7.44%, due 09/20/2006......................................................       792,443
       600,000      7.04%, due 01/09/2007......................................................       582,475
                                                                                                --------------

                                                                                                    2,592,198
                                                                                                --------------

                  FEDERAL NATIONAL MORTGAGE ASSOCIATION BONDS -- 10.3%
       750,000      7.85%, due 09/10/1998......................................................       764,785
       100,000      8.45%, due 07/12/1999......................................................       103,850
       100,000      5.98%, due 03/22/2000......................................................        98,138
       650,000      6.85%, due 05/04/2001......................................................       647,204
       175,000      7.90%, due 04/10/2002......................................................       175,000
       250,000      7.00%, due 08/12/2002......................................................       245,219
       500,000      8.00%, due 06/15/2006......................................................       506,462
       500,000      7.36%, due 02/07/2007......................................................       489,737
                                                                                                --------------

                                                                                                    3,030,395
                                                                                                --------------
                  PRIVATE EXPORT FUNDING BONDS -- 1.6%
       470,000      7.90%, due 03/31/2000......................................................       484,854
                                                                                                --------------

                  TENNESSEE VALLEY AUTHORITY BONDS -- 5.2%
       799,000      7.45%, due 10/15/2001......................................................       807,963
       745,000      6.875%, due 01/15/2002.....................................................       740,396
                                                                                                --------------

                                                                                                    1,548,359
                                                                                                --------------

                  TOTAL U.S. TREASURY AND AGENCY OBLIGATIONS (COST $11,906,301) ...............  $ 11,699,844
                                                                                                --------------


THE GOVERNMENT STREET BOND FUND
PORTFOLIO OF INVESTMENTS (Continued)
===================================================================================================================
    Par Value     MORTGAGE-BACKED SECURITIES -- 1.5%                                                  Value
-------------------------------------------------------------------------------------------------------------------


                  FEDERAL NATIONAL MORTGAGE ASSOCIATION -- .3%
$      100,000      Series #G92-40, Class G, 7.00%, due 07/25/2002.............................  $     99,916
                                                                                                --------------

                  GOVERNMENT NATIONAL MORTGAGE ASSOCIATION -- .5%
        32,247      Pool #15032, 7.50%, due 02/15/2007.........................................        31,592
        22,855      Pool #176413, 7.50%, due 09/15/2016........................................        22,392
        43,908      Pool #170784, 8.00%, due 12/15/2016........................................        44,115
        32,518      Pool #181540, 8.00%, due 02/15/2017........................................        32,671
                                                                                                --------------

                                                                                                      130,770
                                                                                                --------------
                  OTHER MORTGAGE-BACKED SECURITIES -- .7%
                    Collateralized Mortgage Securities Corporation,
       200,000           Series 1991-8PF, 7.30%, due 08/20/2020................................       200,902
                                                                                                --------------

                  TOTAL MORTGAGE-BACKED SECURITIES (COST $437,575) ............................  $    431,588
                                                                                                --------------


===================================================================================================================
    Par Value     CORPORATE BONDS -- 53.7%                                                            Value
-------------------------------------------------------------------------------------------------------------------

                  FINANCE -- 26.6%
                    American Express Company,
$      350,000        8.50%, due 08/15/2001....................................................  $    367,987
                                                                                                --------------

                    AmSouth Bancorp,
       425,000        9.375%, due 05/01/1999...................................................       445,200
       300,000        7.75%, due 05/15/2004....................................................       302,356
                                                                                                --------------

                                                                                                      747,556
                                                                                                --------------
                    Associates Corporation, N.A.,
       300,000        8.80%, due 08/01/1998....................................................       308,546
                                                                                                --------------


                    Banc One Corporation,
       600,000        7.00%, due 07/15/2005....................................................       585,532
                                                                                                --------------

                    BankAmerica Corporation,
       496,000        8.375%, due 03/15/2002...................................................       518,319
                                                                                                --------------


                    Bear Stearns Company,
       170,000        9.375%, due 06/01/2001...................................................       183,246
                                                                                                --------------

                    Chevron Capital Corporation,
       500,000        7.45%, due 08/15/2004....................................................       498,056
                                                                                                --------------

                    General Electric Capital Corporation,
       100,000        7.24%, due 01/15/2002....................................................       101,071
       150,000        7.50%, due 03/15/2002....................................................       153,182
                                                                                                --------------
                                                                                                      254,253
                                                                                                --------------
                    Merrill Lynch & Company, Inc.,
       745,000        7.375%, due 08/17/2002...................................................       751,566
                                                                                                --------------

                    J.P. Morgan & Company,
       500,000        7.25%, due 01/15/2002....................................................       502,630
                                                                                                --------------

                    NationsBank,
       550,000        7.625%, due 04/15/2005...................................................       555,208
                                                                                                --------------

                    Regions Financial Corporation,
       350,000        7.80%, due 12/01/2002....................................................       353,102
                                                                                                --------------


THE GOVERNMENT STREET BOND FUND
PORTFOLIO OF INVESTMENTS (Continued)
===================================================================================================================
    Par Value     CORPORATE BONDS -- 53.7%                                                            Value
-------------------------------------------------------------------------------------------------------------------


                    Salomon, Inc.,
$      400,000        7.25%, due 01/15/2000....................................................  $    401,993
       480,000        7.50%, due 02/01/2003....................................................       479,841
                                                                                                --------------

                                                                                                      881,834
                                                                                                --------------
                    Transamerica Financial Corporation,
       785,000        7.50%, due 03/15/2004....................................................       787,846
                                                                                                --------------

                    Wachovia Corporation,
       535,000        7.00%, due 12/15/1999....................................................       537,047
                                                                                                --------------


                  TOTAL FINANCE CORPORATE BONDS ...............................................     7,832,728
                                                                                                --------------

                  INDUSTRIAL -- 23.2%
                    BP America Inc.,
       265,000        8.50%,  due 04/15/2001...................................................       278,731
                                                                                                --------------

                    Campbell Soup Company,
       500,000        6.90%, due 10/15/2006....................................................       487,866
                                                                                                --------------

                    Coca-Cola Company,
       401,000        7.875%,  due 09/15/1998..................................................       408,274
                                                                                                --------------

                    duPont (E.I.) de Nemours & Company,
       150,000        9.15%, due 04/15/2000....................................................       159,201
       300,000        6.75%, due 10/15/2002....................................................       295,334
                                                                                                --------------
                                                                                                      454,535
                                                                                                --------------
                    Hanson Overseas,
     1,100,000        7.375%, due 01/15/2003...................................................     1,100,075
                                                                                                --------------

                    International Business Machines Corporation,
     1,000,000        7.25%, due 11/01/2002....................................................     1,005,990
                                                                                                --------------

                    Kimberly-Clark Corporation,
       240,000        8.625%, due 05/01/2001...................................................       253,824
                                                                                                --------------

                    Limited, Inc.,
       150,000        8.875%, due 08/15/1999...................................................       154,742
                                                                                                --------------

                    Mobil Corporation,
       100,000        8.375%, due 02/12/2001...................................................       104,691
                                                                                                --------------

                    Philip Morris Companies, Inc.,
       150,000        8.75%, due 06/15/1997....................................................       150,856
       305,000        7.375%, due 02/15/1999...................................................       307,605
       175,000        7.75%, due 05/01/1999....................................................       177,660
                                                                                                --------------

                                                                                                      636,121
                                                                                                --------------
                    Procter & Gamble Company,
       150,000        8.70%, due 08/01/2001....................................................       159,232
                                                                                                --------------



                    Raytheon Company,
       800,000        6.50%, due 07/15/2005....................................................       749,411
                                                                                                --------------


THE GOVERNMENT STREET BOND FUND
PORTFOLIO OF INVESTMENTS (Continued)
===================================================================================================================
    Par Value     CORPORATE BONDS -- 53.7%                                                            Value
-------------------------------------------------------------------------------------------------------------------


                    Wal-Mart Stores, Inc.,
$      170,000        9.10%, due 07/15/2000....................................................  $    180,863
       100,000        8.625%, due 04/01/2001...................................................       105,545
       745,000        7.50%, due 05/15/2004....................................................       755,890
                                                                                                --------------

                                                                                                    1,042,298
                                                                                                --------------


                  TOTAL INDUSTRIAL CORPORATE BONDS ............................................     6,835,790
                                                                                                --------------

                  UTILITY -- 3.9%
                    Consolidated Edison,
       785,000        7.60%, due 01/15/2000....................................................       797,871
                                                                                                --------------

                    Emerson Electric Company,
       352,000        6.30%, due 11/01/2005....................................................       330,742
                                                                                                --------------

                  TOTAL UTILITY CORPORATE BONDS ...............................................     1,128,613
                                                                                                --------------

                  TOTAL CORPORATE BONDS (COST $16,104,566) ....................................  $ 15,797,131
                                                                                                --------------

                  TOTAL INVESTMENTS AT VALUE (COST $28,448,442)-- 94.9% ......................   $ 27,928,563
                                                                                                --------------


===================================================================================================================
      Face
     Amount       REPURCHASE AGREEMENTS(a) -- 3.6%                                                    Value
-------------------------------------------------------------------------------------------------------------------


                    Star Bank,
$    1,064,000        5.25%, dated 03/31/1997, due 04/01/1997,
                      repurchase proceeds $1,064,155 (Cost $1,064,000).........................  $  1,064,000
                                                                                                --------------

                  TOTAL INVESTMENTS AND REPURCHASE AGREEMENTS AT VALUE-- 98.5% ................  $ 28,992,563

                  OTHER ASSETS IN EXCESS OF LIABILITIES-- 1.5% ................................       449,902
                                                                                                --------------

                  NET ASSETS-- 100.0% .........................................................  $ 29,442,465
                                                                                                ==============

(a) Joint repurchase agreement is fully collateralized by $20,650,000 GNMA II, Pool #8373, 6.50%, due 02/20/2004. The aggregate market value of the collateral at March 31, 1997 was $20,897,370. The Fund's pro-rata interest in the collateral at March 31, 1997 was $1,155,175.

See accompanying notes to the financial statements.


THE ALABAMA TAX FREE BOND FUND
PORTFOLIO OF INVESTMENTS
March 31, 1997
===================================================================================================================
                  ALABAMA FIXED RATE REVENUE AND GENERAL
    Par Value     OBLIGATION (GO) BONDS-- 96.3%                                                      Value
-------------------------------------------------------------------------------------------------------------------


                  Alabama Housing Finance Auth. Rev.,
$       15,000      6.00%, due 10/01/1997......................................................  $     15,091
       245,000      4.90%, due 10/01/1998......................................................       247,553
                                                                                                --------------

                                                                                                      262,644
                                                                                                --------------
                  Alabama Mental Health Finance Auth. Special Tax,
       300,000      5.00%, due 05/01/2006......................................................       296,541
                                                                                                --------------
                  Alabama State GO,
       200,000      5.90%, due 03/01/1999......................................................       205,700
       100,000      5.70%, due 12/01/2002......................................................       104,563
                                                                                                --------------

                                                                                                      310,263
                                                                                                --------------
                  Alabama State Corrections Institutions Rev.,
       100,000      4.20%, due 04/01/1998......................................................       100,369
                                                                                                --------------


                  Alabama State Industrial Access Road & Bridge Corp. GO,
       100,000      4.00%, due 06/01/1998......................................................        99,893
        85,000      5.25%, due 06/01/2003......................................................        85,885
                                                                                                --------------

                                                                                                      185,778
                                                                                                --------------
                  Alabama State Mun. Elec. Auth. Power Supply Rev.,
       150,000      5.625%, due 09/01/2000.....................................................       154,661
       340,000      5.75%, due 09/01/2001......................................................       353,661
       400,000      6.50%, due 09/01/2005, prerefunded 09/01/2001 at 101.......................       431,156
                                                                                                --------------

                                                                                                      939,478
                                                                                                --------------
                  Alabama State Public School & College Auth. Rev.,
       100,000      4.40%, due 12/01/2000......................................................        99,300
       250,000      5.25%, due 11/01/2005......................................................       252,915
        50,000      5.00%, due 12/01/2005......................................................        49,753
                                                                                                --------------

                                                                                                      401,968
                                                                                                --------------
                  Alabama Water Pollution Control Rev.,
       160,000      3.75%, due 08/15/1997......................................................       159,974
        25,000      7.00%, due 08/15/2001......................................................        26,223
       200,000      6.25%, due 08/15/2004......................................................       215,244
                                                                                                --------------

                                                                                                      401,441
                                                                                                --------------
                  Anniston, AL, GO,
       250,000      5.50%, due 01/01/2004......................................................       258,948
                                                                                                --------------

                  Anniston, AL, Regional Medical Center Board Hospital Rev.,
        30,000      7.375%, due 07/01/2006, ETM................................................        32,438
                                                                                                --------------

                  Auburn University, Alabama Rev.,
        25,000      6.10%, due 06/01/1999......................................................        25,820
        50,000      4.90%, due 06/01/2001......................................................        50,427
       150,000      5.20%, due 06/01/2004......................................................       151,868
       325,000      5.25%, due 04/01/2005......................................................       328,595
                                                                                                --------------

                                                                                                      556,710
                                                                                                --------------
                  Baldwin Co., AL, GO,
       200,000      5.85%, due 08/01/2003......................................................       210,668
       400,000      5.00%, due 02/01/2007......................................................       393,572
                                                                                                --------------

                                                                                                      604,240
                                                                                                --------------
                  Baldwin Co., AL, Board of Education Rev.,
        50,000      5.40%, due 12/01/1998......................................................        50,880
       300,000      5.90%, due 12/01/2001......................................................       309,087
                                                                                                --------------

                                                                                                      359,967
                                                                                                --------------


THE ALABAMA TAX FREE BOND FUND
PORTFOLIO OF INVESTMENTS (Continued)
===================================================================================================================
                  ALABAMA FIXED RATE REVENUE AND GENERAL
    Par Value     OBLIGATION (GO) BONDS-- 96.3%                                                      Value
-------------------------------------------------------------------------------------------------------------------


                  Birmingham, AL, GO,
$      100,000      5.80%, due 04/01/2002......................................................  $    104,038
       200,000      5.90%, due 04/01/2003......................................................       209,548
                                                                                                --------------

                                                                                                      313,586
                                                                                                --------------
                  Birmingham, AL, Special Facilities Rev.,
       100,000      4.45%, due 06/01/1999......................................................       100,015
                                                                                                --------------

                  Birmingham, AL, Industrial Water Board Rev.,
       100,000      5.00%, due 03/01/2001......................................................       100,987
       100,000      6.00%, due 07/01/2007......................................................       106,449
                                                                                                --------------

                                                                                                      207,436
                                                                                                --------------
                  Birmingham, AL, Medical Clinic Board Rev.,
        60,000      7.30%, due 07/01/2005, ETM.................................................        65,339
                                                                                                --------------


                  Birmingham, AL, Waterworks & Sewer Board Rev.,
        50,000      5.90%, due 01/01/2003......................................................        52,424
       400,000      6.15%, due 01/01/2006......................................................       422,152
                                                                                                --------------

                                                                                                      474,576
                                                                                                --------------
                  DCH Health Care Auth. of Alabama Rev.,
        55,000      5.00%, due 06/01/2004......................................................        54,800
                                                                                                --------------


                  Fairhope, AL, Utility, Rev.,
       200,000      5.10%, due 12/01/2008......................................................       195,348
                                                                                                --------------


                  Greenville, AL, GO,
       300,000      5.10%, due 12/01/2009......................................................       290,727
                                                                                                --------------


                  Hoover, AL, Board of Education GO,
       400,000      6.00%, due 02/15/2006......................................................       423,652
                                                                                                --------------

                  Hoover, AL, Board of Education Special Tax,
       200,000      6.625%, due 02/01/2010, prerefunded 02/01/2001 at 102......................       216,804
                                                                                                --------------

                  Houston Co., AL, GO,
       100,000      4.20%, due 10/01/1998......................................................       100,052
       250,000      5.00%, due 07/01/2002......................................................       251,585
                                                                                                --------------

                                                                                                      351,637
                                                                                                --------------
                  Huntsville, AL, GO,
       115,000      5.15%, due 08/01/2000......................................................       116,891
       100,000      5.20%, due 11/01/2000......................................................       101,924
       500,000      5.50%, due 11/01/2002......................................................       516,695
       100,000      5.90%, due 11/01/2005......................................................       105,231
                                                                                                --------------

                                                                                                      840,741
                                                                                                --------------
                  Huntsville, AL, Electric Systems Rev.,
       150,000      6.10%, due 12/01/2000......................................................       157,089
       150,000      5.00%, due 12/01/2003......................................................       150,243
                                                                                                --------------

                                                                                                      307,332
                                                                                                --------------
                  Huntsville, AL, Water Systems Rev.,
       150,000      5.15%, due 05/01/2004......................................................       151,410
       150,000      5.25%, due 05/01/2005......................................................       151,494
                                                                                                --------------

                                                                                                      302,904
                                                                                                --------------


THE ALABAMA TAX FREE BOND FUND
PORTFOLIO OF INVESTMENTS (Continued)
===================================================================================================================
                  ALABAMA FIXED RATE REVENUE AND GENERAL
    Par Value     OBLIGATION (GO) BONDS-- 96.3%                                                      Value
-------------------------------------------------------------------------------------------------------------------


                  Jefferson Co., AL, GO,
$      150,000      5.55%, due 04/01/2002......................................................  $    154,278
       100,000      5.00%, due 04/01/2004......................................................        99,650
                                                                                                --------------
                                                                                                      253,928
                                                                                                --------------

                  Jefferson Co., AL, Board of Education Capital Outlay Warrants,
       300,000      5.70%, due 02/15/2011......................................................       302,727
                                                                                                --------------

                  Jefferson Co., AL, Sewer Rev
       140,000      5.15%, due 09/01/2002......................................................       142,227
        50,000      5.50%, due 09/01/2003......................................................        51,800
       300,000      5.75%, due 09/01/2005......................................................       314,730
                                                                                                --------------
                                                                                                      508,757
                                                                                                --------------

                  Lee Co., AL, GO,
       300,000      5.50%, due 02/01/2007......................................................       306,606
                                                                                                --------------

                  Madison, AL, Board of Education School Warrants,
       100,000      5.00%, due 02/01/1999......................................................       101,210
                                                                                                --------------


                  Madison, AL, Warrants,
       325,000      5.55%, due 04/01/2007......................................................       335,062
                                                                                                --------------


                  Madison Co., AL, Board of Education Capital Outlay Tax Antic. Warrants,
       175,000      5.20%, due 09/01/2004......................................................       177,898
                                                                                                --------------


                  Mobile, AL, GO,
       200,000      5.00%, due 08/15/1998......................................................       202,662
       150,000      5.20%, due 02/15/1999......................................................       152,347
       200,000      5.40%, due 08/15/2000......................................................       205,122
        25,000      6.25%, due 08/01/2001......................................................        26,295
        25,000      6.30%, due 08/01/2001......................................................        26,520
       275,000      6.20%, due 02/15/2007, ETM.................................................       294,687
                                                                                                --------------
                                                                                                      907,633
                                                                                                --------------

                  Mobile, AL, Water & Sewer Commissioners Rev.,
        55,000      6.30%, due 01/01/2003......................................................        58,580
                                                                                                --------------


                  Mobile Co., AL, GO,
        50,000      6.10%, due 02/01/2002, prerefunded 02/01/2000 at 102.......................        52,852
       160,000      6.70%, due 02/01/2011, prerefunded 02/01/2000 at 102.......................       171,816
                                                                                                --------------
                                                                                                      224,668
                                                                                                --------------

                  Mobile Co., AL., Board of Education Capital Outlay Warrants,
       400,000      5.00%, due 03/01/2008......................................................       389,808
                                                                                                --------------

                  Mobile Co., AL, Gas Tax Antic. Warrants Rev.,
       100,000      3.80%, due 02/01/1998......................................................        99,980
       100,000      4.50%, due 02/01/2003......................................................        97,540
                                                                                                --------------

                                                                                                      197,520
                                                                                                --------------


THE ALABAMA TAX FREE BOND FUND
PORTFOLIO OF INVESTMENTS (Continued)
===================================================================================================================
                  ALABAMA FIXED RATE REVENUE AND GENERAL
    Par Value     OBLIGATION (GO) BONDS-- 96.3%                                                      Value
-------------------------------------------------------------------------------------------------------------------


                  Montgomery, AL, GO,
$      200,000      4.25%, due 05/01/1999, ETM.................................................  $    199,128
       200,000      4.70%, due 05/01/2002......................................................       198,478
                                                                                                --------------

                                                                                                      397,606
                                                                                                --------------
                  Montgomery, AL, Waterworks & Sanitation Rev.,
       200,000      5.85%, due 03/01/2003......................................................       208,564
       400,000      5.60%, due 09/01/2009......................................................       405,524
                                                                                                --------------

                                                                                                      614,088
                                                                                                --------------


                  Montgomery Co., AL, GO,
       100,000      5.20%, due 11/01/2006......................................................       100,306
                                                                                                --------------

                  Muscle Shoals, AL, GO,
       400,000      5.60%, due 08/01/2010......................................................       402,548
                                                                                                --------------

                  Opelika, AL, GO,
       100,000      4.60%, due 03/01/2003......................................................        98,552
       100,000      5.30%, due 07/01/2003......................................................       102,339
                                                                                                --------------

                                                                                                      200,891
                                                                                                --------------

                  Shelby Co., AL, GO,
       205,000      5.20%, due 08/01/2000......................................................       208,938
        50,000      5.35%, due 08/01/2001......................................................        51,316
                                                                                                --------------

                                                                                                      260,254
                                                                                                --------------
                  Shelby Co., AL, Hospital Board Rev.,
        35,000      6.60%, due 02/01/2001, ETM.................................................        37,212
        25,000      6.60%, due 02/01/2002, ETM.................................................        26,814
        40,000      6.60%, due 02/01/2003, ETM.................................................        43,263
                                                                                                --------------

                                                                                                      107,289
                                                                                                --------------
                  Shelby Co., AL, Board of Education Capital Outlay Special Tax Warrants,
       100,000      4.80%, due 02/01/1998......................................................       100,791
                                                                                                --------------


                  Tuscaloosa, AL, Board of Education GO,
       100,000      5.10%, due 02/01/2004......................................................       100,623
                                                                                                --------------


                  Tuscaloosa, AL, Board of Education Special Tax Warrants,
        75,000      5.70%, due 02/15/2005......................................................        77,981
       125,000      6.00%, due 02/15/2009......................................................       130,259
                                                                                                --------------
                                                                                                      208,240
                                                                                                --------------

                  University of Alabama General Fee Series A Rev.,
       250,000      4.15%, due 10/01/1999......................................................       248,197
        50,000      5.00%, due 11/01/2000......................................................        50,586
       200,000      5.10%, due 10/01/2002......................................................       202,484
       400,000      5.25%, due 06/01/2010......................................................       391,052
                                                                                                --------------

                                                                                                      892,319
                                                                                                --------------
                  Vestavia Hills, AL, Board of Education Capital Outlay Rev.,
        55,000      5.25%, due 02/01/2004......................................................        55,816
                                                                                                --------------


                  Vestavia Hills, AL, Warrants,
       125,000      4.90%, due 04/01/2005......................................................       123,004
                                                                                                --------------


                  TOTAL ALABAMA (COST $15,999,410) ............................................  $ 16,183,854
                                                                                                --------------


THE ALABAMA TAX FREE BOND FUND
PORTFOLIO OF INVESTMENTS (Continued)
===================================================================================================================
     Shares       MONEY MARKETS -- 2.4%                                                               Value
-------------------------------------------------------------------------------------------------------------------


$      395,867    Star Tax-Free Money Market Fund (Cost $395,867)..............................  $    395,867
                                                                                                -------------

                  TOTAL INVESTMENTS AT VALUE (COST $16,395,277)-- 98.7%  ......................  $ 16,579,721


                  OTHER ASSETS IN EXCESS OF LIABILITIES-- 1.3% ................................       220,937
                                                                                                --------------

                  NET ASSETS-- 100.0% .........................................................  $ 16,800,658
                                                                                                ==============

ETM - Escrowed to maturity.

See accompanying notes to the financial statements.


NOTES TO FINANCIAL STATEMENTS
March 31, 1997
==============================================================================
1.   SIGNIFICANT ACCOUNTING POLICIES

The Government Street Equity Fund, The Government Street Bond Fund, and The Alabama Tax Free Bond Fund (the Funds) are each a no-load series of The Williamsburg Investment Trust (the Trust). The Trust, an open-end management investment company registered under the Investment Company Act of 1940, as amended, was organized as a Massachusetts business trust on July 18, 1988.

The Government Street Equity Fund's investment objective is to seek capital appreciation through the compounding of dividends and capital gains, both realized and unrealized, on its investments in common stocks. Current income is of secondary importance.

The Government Street Bond Fund's investment objectives are to preserve capital, to provide current income and to protect the value of the portfolio against the effects of inflation by limiting investments to fixed income securities in the four highest quality ratings. Capital appreciation is of secondary importance.

The Alabama Tax Free Bond Fund's investment objectives are to provide current income exempt from both federal income taxes and the personal income taxes of Alabama and to preserve capital. Capital appreciation is of secondary importance.

The following is a summary of the Funds' significant accounting policies:

Securities valuation -- The Funds' portfolio securities are valued as of the close of business of the regular session of the New York Stock Exchange (currently 4:00 p.m., Eastern time). Securities which are traded over-the-counter are valued at the last sales price, if available, otherwise, at the last quoted bid price. Securities traded on a national stock exchange are valued based upon the closing price on the principal exchange where the security is traded. It is expected that fixed income securities will ordinarily be traded on the over-the-counter market, and common stocks will ordinarily be traded on a national securities exchange, but may also be traded on the over-the-counter market. When market quotations are not readily available, fixed income securities may be valued on the basis of prices provided by an independent pricing service.

Repurchase agreements -- The Funds generally enter into joint repurchase agreements with other funds within the Trust. The joint repurchase agreement, which is collateralized by U.S. Government obligations, is valued at cost which, together with accrued interest, approximates market value. At the time the Funds enter into the joint repurchase agreement, the Funds take possession of the underlying securities and the seller agrees that the value of the underlying securities, including accrued interest, will at all times be equal to or exceed the face amount of the repurchase agreement. In addition, each Fund actively monitors and seeks additional collateral, as needed.

Share valuation -- The net asset value per share of each Fund is calculated daily by dividing the total value of each Fund's assets, less liabilities, by the number of shares outstanding. The offering price and redemption price per share of each Fund is equal to the net asset value per share.

Investment income -- Interest income is accrued as earned. Dividend income is recorded on the ex-dividend date. Discounts and premiums on securities purchased are amortized in accordance with income tax regulations which approximate generally accepted accounting principles.

Distributions to shareholders -- Dividends arising from net investment income are declared and paid quarterly to shareholders of The Government Street Equity Fund; declared and paid monthly to shareholders of The Government Street Bond Fund; and declared daily and paid monthly to shareholders of The Alabama Tax Free Bond Fund. Net realized short-term capital gains, if any, may be distributed throughout the year and net realized long-term capital gains, if any, are distributed at least once each year. Income distributions and capital gain distributions are determined in accordance with income tax regulations.

Security transactions -- Security transactions are accounted for on trade date. Securities sold are valued on a specific identification basis.

Estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Federal income tax -- It is each Fund's policy to comply with the special provisions of the Internal Revenue Code applicable to regulated investment companies. As provided therein, in any fiscal year in which a Fund so qualifies, and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also each Fund's intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

The following information is based upon the federal income tax cost of portfolio investments of each Fund as of March 31, 1997:


-------------------------------------------------------------------------------------------------------------------
                                                               Government        Government         Alabama
                                                                 Street            Street          Tax Free
                                                               Equity Fund        Bond Fund        Bond Fund
-------------------------------------------------------------------------------------------------------------------


Gross unrealized appreciation............................   $   14,593,143   $      206,157    $     256,957
Gross unrealized depreciation............................         (341,078)        (726,036)         (72,513)
                                                            ---------------  ---------------  ---------------

Net unrealized appreciation (depreciation)...............   $   14,252,065   $     (519,879)  $      184,444
                                                            ===============  ===============  ===============
-------------------------------------------------------------------------------------------------------------------


The tax basis of investments for each Fund is equal to the acquisition cost as shown on the Statements of Assets and Liabilities.

As of March 31, 1997, The Government Street Bond Fund and The Alabama Tax Free Bond Fund had capital loss carryforwards for federal income tax purposes of $307,540, and $200,015, respectively, which expire through the year 2005. In addition, The Government Street Bond Fund realized net capital losses of $90,284 during the period from November 1, 1996 through March 31, 1997, which are treated for federal income tax purposes as arising in the tax year ending March 31, 1998. These capital loss carryforwards and "post-October" losses may be utilized in future years to offset net realized capital gains prior to distributing such gains to shareholders.

2.  INVESTMENT TRANSACTIONS

During the year ended March 31, 1997, purchases and proceeds from sales and maturities of investment securities, other than short-term investments, amounted to $9,860,380 and $8,804,209, respectively, for The Government Street Equity Fund, $6,894,444 and $5,758,302, respectively, for The Government Street Bond Fund, and $2,372,120 and $1,008,079, respectively, for The Alabama Tax Free Bond Fund.

3.  TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISORY AGREEMENT
The Funds' investments are managed by T. Leavell & Associates, Inc. (the Adviser) under the terms of an Investment Advisory Agreement. Under the Investment Advisory Agreement, The Government Street Equity Fund pays the Adviser a fee, which is computed and accrued daily and paid monthly at an annual rate of .60% of its average daily net assets up to $100 million and .50% of such assets in excess of $100 million. The Government Street Bond Fund pays the Adviser a fee at an annual rate of .50% of its average daily net assets up to $100 million and .40% of such net assets in excess of $100 million. The Alabama Tax Free Bond Fund pays the Adviser a fee at an annual rate of .35% of its average daily net assets up to $100 million and .25% of such net assets in excess of $100 million.

The Adviser currently intends to limit the total operating expenses of the Alabama Tax Free Bond Fund to .65% of its average daily net assets. Accordingly, the Adviser voluntarily waived $19,812 of its investment advisory fees from the Fund during the year ended March 31, 1997.

Certain trustees and officers of the Trust are also officers of the Adviser.

ADMINISTRATIVE SERVICES AGREEMENT
Under the terms of an Administrative Services Agreement between the Trust and Countrywide Fund Services, Inc. (CFS), formerly MGF Service Corp., CFS provides administrative, pricing, accounting, dividend disbursing, shareholder servicing and transfer agent services for the Funds. For these services, CFS receives a monthly fee from The Government Street Equity Fund at an annual rate of .20% of its average daily net assets up to $25 million; .175% of the next $25 million of such assets; and .15% of such net assets in excess of $50 million. From The Government Street Bond Fund, CFS receives a monthly fee of .075% of its average daily net assets up to $200 million and .05% of such assets in excess of $200 million. From The Alabama Tax Free Bond Fund, CFS receives a monthly fee of .15% of its average daily net assets up to $200 million and .10% of such assets in excess of $200 million. The fee for each Fund is subject to a $2,000 monthly minimum. In addition, each Fund pays out-of-pocket expenses including, but not limited to, postage, supplies, and costs of pricing the Funds' portfolio securities.

Certain officers of the Trust are also officers of CFS.

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS
==============================================================================

To the Shareholders and Board of Trustees
The Williamsburg Investment Trust
Cincinnati, Ohio

         We have audited the accompanying statements of assets and liabilities of The Government Street Equity Fund, The Government Street Bond Fund and The Alabama Tax Free Bond Fund, (each a series of The Williamsburg Investment Trust), including the portfolios of investments, as of March 31, 1997, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for the periods indicated thereon. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements based on our audits.

         We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 1997 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

         In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Government Street Equity Fund, The Government Street Bond Fund and The Alabama Tax Free Bond Fund, as of March 31, 1997, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and their financial highlights for the periods referred to above, in conformity with generally accepted accounting principles.


                                          Tait, Weller & Baker

Philadelphia, Pennsylvania
April 25, 1997

                           THE GOVERNMENT STREET FUNDS
                         THE ALABAMA TAX FREE BOND FUND

                              No Load Mutual Funds


    INVESTMENT ADVISER
    T. Leavell & Associates, Inc.
    150 Government Street
    Post Office Box 1307
    Mobile, AL 36633

    ADMINISTRATOR
    Countrywide Fund Services, Inc.
    312 Walnut Street
    P.O. Box 5354
    Cincinnati, OH 45201-5354
    1-800-443-4249

    LEGAL COUNSEL
    Sullivan & Worcester LLP
    One Post Office Square
    Boston, MA 02109

    BOARD OF TRUSTEES
    Richard Mitchell, President
    Jack E. Brinson
    Austin Brockenbrough, III
    John T. Bruce
    Charles M. Caravati, Jr. M.D.
    J. Finley Lee, Jr.
    Richard L. Morrill
    Harris V. Morrissette
    Fred T. Tattersall
    Samuel B. Witt, III

    PORTFOLIO MANAGERS
    Thomas W. Leavell,
      The Government Street Funds
    Timothy S. Healey,
      The Alabama Tax Free Bond Fund

                       STATEMENT OF ADDITIONAL INFORMATION


                                       THE
                                GOVERNMENT STREET
                                      FUNDS

                        The Government Street Equity Fund
                         The Government Street Bond Fund

                                 August 1, 1997


                                    Series of
                          WILLIAMSBURG INVESTMENT TRUST
                          312 Walnut Street, 21st Floor
                             Cincinnati, Ohio 45202
                            Telephone 1-800-443-4249


                                TABLE OF CONTENTS

INVESTMENT OBJECTIVES AND POLICIES..........................................  2
DESCRIPTION OF BOND RATINGS.................................................  4
INVESTMENT LIMITATIONS......................................................  7
TRUSTEES AND OFFICERS.......................................................  8
INVESTMENT ADVISOR.......................................................... 13
ADMINISTRATOR............................................................... 14
OTHER SERVICES.............................................................. 15
BROKERAGE................................................................... 15
SPECIAL SHAREHOLDER SERVICES................................................ 16
PURCHASE OF SHARES.......................................................... 18
REDEMPTION OF SHARES........................................................ 19
NET ASSET VALUE DETERMINATION............................................... 19
ALLOCATION OF TRUST EXPENSES................................................ 19
ADDITIONAL TAX INFORMATION.................................................. 20
CAPITAL SHARES AND VOTING................................................... 21
CALCULATION OF PERFORMANCE DATA............................................. 22
FINANCIAL STATEMENTS AND REPORTS............................................ 25



This Statement of Additional Information is not a prospectus and should only be read in conjunction with the Prospectus of both The Government Street Equity Fund and The Government Street Bond Fund (the "Funds") dated August 1, 1997. The Prospectus may be obtained from the Funds, at the address and phone number shown above, at no charge.



sai.gov
July 30, 1997

                       INVESTMENT OBJECTIVES AND POLICIES

All information contained herein applies to both The Government Street Equity Fund (the "Equity Fund") and The Government Street Bond Fund (the "Bond Fund") unless otherwise noted.

The investment objectives and policies of the Funds are described in the Prospectus. Supplemental information about these policies is set forth below. Certain capitalized terms used herein are defined in the Prospectus.

FOREIGN SECURITIES. Because of the inherent risk of foreign securities over domestic issues, the Funds will not invest in foreign investments except those traded domestically as American Depository Receipts (ADRs). The Funds may invest in foreign securities if the Advisor believes such investment would be consistent with the Funds' investment objectives. The same factors would be considered in selecting foreign securities as with domestic securities, as discussed in the Prospectus. Foreign securities investment presents special considerations not typically associated with investments in domestic securities. Foreign taxes may reduce income. Currency exchange rates and regulations may cause fluctuation in the value of foreign securities. Foreign securities are subject to different regulatory environments than in the United States and, compared to the United States, there may be a lack of uniform accounting, auditing and financial reporting standards, less volume and liquidity and more volatility, less public information, and less regulation of foreign issuers. Countries have been known to expropriate or nationalize assets, and foreign investments may be subject to political, financial or social instability or adverse diplomatic developments. There may be difficulties in obtaining service of process on foreign issuers and difficulties in enforcing judgments with respect to claims under the U.S. securities laws against such issuers. Favorable or unfavorable differences between U.S. and foreign economies could affect foreign securities values. The U.S. Government has, in the past, discouraged certain foreign investments by U.S. investors through taxation or other restrictions and it is possible that such restrictions could be imposed again.

SECURITIES OF UNSEASONED COMPANIES. The securities of unseasoned companies (those in business less than three years, including predecessors and, in the case of bonds, guarantors) may have a limited trading market, which may adversely affect disposition. If other investors attempt to dispose of such holdings when the Funds desire to do so, the Funds could receive lower prices than might otherwise be obtained. Because of the increased risk over larger, better known companies, each Fund limits its investments in the securities of unseasoned issuers to no more than 5% of its total assets.

REPURCHASE AGREEMENTS.  The Funds may acquire U.S. Government
Securities subject to repurchase agreements. A repurchase transaction occurs when, at the time a Fund purchases a security (normally a U.S.
Treasury obligation), it also resells it to the vendor (normally a member bank of the Federal Reserve System or a registered Government Securities dealer) and must deliver the security (and/or securities substituted for them under the repurchase agreement) to the vendor on an agreed upon date in the future. Such securities, including any securities so substituted, are referred to as the "Repurchase Securities." The repurchase price exceeds the purchase price by an amount which reflects an agreed upon market interest rate effective for the period of time during which the repurchase agreement is in effect.

The majority of these transactions run day to day and the delivery pursuant to the resale typically will occur within one to five days of the purchase. The Funds' risk is limited to the ability of the vendor to pay the agreed upon sum upon the delivery date; in the event of bankruptcy or other default by the vendor, there may be possible delays and expenses in liquidating the instrument purchased, decline in its value and loss of interest. These risks are minimized when the Funds hold a perfected security interest in the Repurchase Securities and can therefore sell the instrument promptly. Under guidelines issued by the Trustees, the Advisor will carefully consider the creditworthiness during the term of the repurchase agreement. Repurchase agreements are considered as loans collateralized by the Repurchase Securities, such agreements being defined as "loans" under the Investment Company Act of 1940 (the "1940 Act"). The return on such "collateral" may be more or less than that from the repurchase agreement. The market value of the resold securities will be monitored so that the value of the "collateral" is at all times as least equal to the value of the loan, including the accrued interest earned thereon. All Repurchase Securities will be held by the Funds' custodian either directly or through a securities depository.

DESCRIPTION OF MONEY MARKET INSTRUMENTS. Money market instruments may include U.S. Government Securities or corporate debt obligations (including those subject to repurchase agreements) as described herein, provided that they mature in thirteen months or less from the date of acquisition and are otherwise eligible for purchase by the Funds. Money market instruments also may include Bankers' Acceptances and Certificates of Deposit of domestic branches of U.S. banks, Commercial Paper and Variable Amount Demand Master Notes ("Master Notes"). BANKERS' ACCEPTANCES are time drafts drawn on and "accepted" by a bank, are the customary means of effecting payment for merchandise sold in import-export transactions and are a source of financing used extensively in international trade. When a bank "accepts" such a time draft, it assumes liability for its payment. When the Funds acquire a Bankers' Acceptance, the bank which "accepted" the time draft is liable for payment of interest and principal when due. The Bankers' Acceptance, therefore, carries the full faith and credit of such bank. A CERTIFICATE OF DEPOSIT ("CD") is an unsecured interest- bearing debt obligation of a bank. CDs acquired by the Funds would generally be in amounts of $100,000 or more. COMMERCIAL PAPER is an unsecured, short term debt obligation of a bank, corporation or other borrower. Commercial Paper maturity generally ranges from two to 270 days and is usually sold on a discounted basis rather than as an interest-bearing instrument. The Funds will invest in Commercial Paper only if it is rated in the highest rating category by any nationally recognized statistical rating organization ("NRSRO") or, if not rated, the issuer must have an outstanding unsecured debt issue rated in the three highest categories by any NRSRO or, if not so rated, be of equivalent quality in the Advisor's assessment. Commercial Paper may include Master Notes of the same quality. MASTER NOTES are unsecured obligations which are redeemable upon demand of the holder and which permit the investment of fluctuating amounts at varying rates of interest. Master Notes are acquired by the Funds only through the Master Note program of the Funds' custodian, acting as administrator thereof. The Advisor will monitor, on a continuous basis, the earnings power, cash flow and other liquidity ratios of the issuer of a Master Note held by the Funds.

FORWARD COMMITMENT AND WHEN-ISSUED SECURITIES. The Bond Fund may purchase securities on a when-issued basis or for settlement at a future date if the Fund holds sufficient assets to meet the purchase price. In such purchase transactions the Fund will not accrue interest on the purchased security until the actual settlement. Similarly, if a security is sold for a forward date, the Bond Fund will accrue the interest until the settlement of the sale. When-issued security purchases and forward commitments have a higher degree of risk of price movement before settlement due to the extended time period between the execution and settlement of the purchase or sale. As a result, the exposure to the counterparty of the purchase or sale is increased. Although the Bond Fund would generally purchase securities on a forward commitment or when-issued basis with the intention of taking delivery, the Fund may sell such a security prior to the settlement date if the Advisor felt such action was appropriate. In such a case the Fund could incur a short-term gain or loss.

                           DESCRIPTION OF BOND RATINGS

The various ratings used by the NRSROs are described below. A rating by an NRSRO represents the organization's opinion as to the credit quality of the security being traded. However, the ratings are general and are not absolute standards of quality or guarantees as to the creditworthiness of an issuer. Consequently, the Advisor believes that the quality of fixed-income securities in which the Bond Fund may invest should be continuously reviewed and that individual analysts give different weightings to the various factors involved in credit analysis. A rating is not a recommendation to purchase, sell or hold a security because it does not take into account market value or suitability for a particular investor. When a security has received a rating from more than one NRSRO, each rating is evaluated independently. Ratings are based on current information furnished by the issuer or obtained by the NRSROs from other sources that they consider reliable. Ratings may be changed, suspended or withdrawn as a result of changes in or unavailability of such information, or for other reasons.

DESCRIPTION OF MOODY'S INVESTORS SERVICE, INC.'S BOND RATINGS:

       Aaa: Bonds rated Aaa are judged to be of the best quality. These bonds carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

       Aa: Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large in Aa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements that make the long term risks appear somewhat larger than in Aaa securities.

       A: Bonds rated A possess many favorable investment attributes and are to be considered upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present that suggest a susceptibility to impairment sometime in the future.

       Baa: Bonds rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Moody's applies numerical modifiers (1,2 and 3) with respect to bonds rated Aa, A and Baa. The modifier 1 indicates that the bond being rated ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the bond ranks in the lower end of its generic rating category.

DESCRIPTION OF STANDARD & POOR'S RATINGS GROUP'S BOND RATINGS:

       AAA: This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

       AA: Bonds rated AA also qualify as high quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

       A: Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

       BBB: Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

To provide more detailed indications of credit quality, the AA, A and BBB ratings may be modified by the addition of a plus or minus sign to show relative standing within these major rating categories.

DESCRIPTION OF FITCH INVESTORS SERVICE INC.'S BOND RATINGS:

       AAA: Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

       AA: Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA.

       A: Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

       BBB: Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore, impair timely payment.

To provide more detailed indications of credit quality, the AA, A and BBB ratings may be modified by the addition of a plus or minus sign to show relative standing within a rating category.

DESCRIPTION OF DUFF & PHELPS' CREDIT RATING CO.'S BOND RATINGS:

       AAA: This is the highest rating credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S.
Treasury debt.

        AA: Bonds rated AA are considered to be of high credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

         A: Bonds rated A have average protection factors. However risk factors are more variable and greater in periods of economic stress.

       BBB: Bonds rated BBB have below average protection factors, but are considered sufficient for prudent investment. There is considerable variability in risk during economic cycles.

                             INVESTMENT LIMITATIONS

The Funds have adopted the following investment limitations, in addition to those described in the Prospectus, which cannot be changed without approval by holders of a majority of the outstanding voting shares of the Funds. A "majority" for this purpose, means the lesser of (i) 67% of a Fund's outstanding shares represented in person or by proxy at a meeting at which more than 50% of its outstanding shares are represented, or (ii) more than 50% of its outstanding shares.

Under these limitations, each Fund MAY NOT:

(1) Invest more than 5% of the value of its total assets in the securities of any one issuer or purchase more than 10% of the outstanding voting securities or of any class of securities of any one issuer;

(2) Invest 25% or more of the value of its total assets in any one industry or group of industries (except that securities of the U.S. Government, its agencies and instrumentalities are not subject to these limitations);

(3) Invest in the securities of any issuer if any of the officers or trustees of the Trust or its Advisor who own beneficially more than 1/2 of 1% of the outstanding securities of such issuer together own more than 5% of the outstanding securities of such issuer;

(4) Invest for the purpose of exercising control or management of another issuer;

(5) Invest in interests in real estate, real estate mortgage loans, oil, gas or other mineral exploration or development programs, except that the Funds may invest in the securities of companies (other than those which are not readily marketable) which own or deal in such things.

(6) Underwrite securities issued by others, except to the extent a Fund may be deemed to be an underwriter under the federal securities laws in connection with the disposition of portfolio securities;

(7) Purchase securities on margin (but the Funds may obtain such short-term credits as may be necessary for the clearance of transactions);

(8) Make short sales of securities or maintain a short position, except short sales "against the box." (A short sale is made by selling a security the Fund does not own. A short sale is "against the box" to the extent that the Fund contemporaneously owns or has the right to obtain at no added cost securities identical to those sold short);

(9) Participate on a joint or joint and several basis in any trading account in securities;

(10) Make loans of money or securities, except that the Funds may invest in repurchase agreements;

(11) Invest in securities of issuers which have a record of less than three years' continuous operation (including predecessors and, in the case of bonds, guarantors), if more than 5% of its total assets would be invested in such securities;

(12) Write, purchase or sell puts, calls or combinations thereof, or purchase or sell commodities, commodities contracts, futures contracts or related options; or

(13)     Invest in restricted securities.

Percentage restrictions stated as an investment policy or investment limitation apply at the time of investment; if a later increase or decrease in percentage beyond the specified limits results from a change in securities values or total assets, it will not be considered a violation. However, in the case of the borrowing limitation (the first restriction in the Prospectus) each Fund will, to the extent necessary, reduce its existing borrowings to comply with the limitation.

While the Funds have reserved the right to make short sales "against the box" (limitation number 8, above), the Advisor has no present intention of engaging in such transactions at this time or during the coming year.

                              TRUSTEES AND OFFICERS

Following are the Trustees and executive officers of the Williamsburg Investment Trust (the "Trust"), their present position with the Trust or Funds, age, principal occupation during the past 5 years and their aggregate compensation from the Trust for the fiscal year ended March 31, 1997:

Name, Position,                                  Principal Occupation                          Compensation
AGE  AND ADDRESS                                 DURING PAST 5 YEARS                           FROM THE  TRUST
------------------                               --------------------                          ---------------
Austin Brockenbrough III (60)                    President and Managing                        None
 Trustee**                                       Director of Lowe, Brockenbrough
President                                        & Tattersall, Inc.,
The Jamestown International Equity               Richmond, Virginia;
The Jamestown Tax Exempt Virginia Fund           Director of Tredegar Industries,
6620 West Broad Street                           Inc. (plastics manufacturer) and
Suite 300                                        Wilkinson O'Grady & Co. Inc.
Richmond, Virginia  23230                        (global asset manager); Trustee
                                                 of University of Richmond

John T. Bruce (age 43)                           Principal of                                  None
Trustee and Chairman**                           Flippin, Bruce & Porter, Inc.,
Vice President                                   Lynchburg, Virginia
FBP Contrarian Balanced Fund
FBP Contrarian Equity Fund
800 Main Street
Lynchburg, Virginia 24504

Charles M. Caravati, Jr. (60)                    Physician                                     $8,000
Trustee**                                        Dermatology Associates of
5600 Grove Avenue                                Virginia, P.C.,
Richmond, Virginia   23226                       Richmond, Virginia

J. Finley Lee (age 57)                           Julian Price Professor Emeritus of            $8,000
Trustee                                          Business Administration
614 Croom Court                                  University of North Carolina,
Chapel Hill, North Carolina 27514                Chapel Hill, North Carolina;
                                                 Director of Montgomery Mutual
                                                 Insurance Co.

Richard Mitchell (age 48)                        Principal of                                  None
Trustee**                                        T. Leavell &  Associates, Inc.
President                                        Mobile, Alabama
The Government Street Bond Fund
The Government Street Equity Fund
The Alabama Tax Free Bond Fund
150 Government Street
Mobile, Alabama  36602

Richard L. Morrill (age 58)                      President of                                  $8,000
Trustee                                          University of Richmond,
7000 River Road                                  Richmond, Virginia;
Richmond, Virginia  23229                        Director of Central Fidelity Banks, Inc.
                                                 and Tredegar Industries, Inc.


                                                - 9 -


Harris V. Morrissette (age 37)                   President of                                  $7,000
Trustee                                          Marshall Biscuit Co. Inc.,
1500 S. Beltline Hwy.                            Mobile, Alabama;
Mobile, Alabama   36693                          President of Azalea Aviation, Inc
                                                 (airplane fueling); Director of
                                                 Bank of Mobile

Fred T. Tattersall (age 48)                      Managing Director of                          None
Trustee**                                        Lowe, Brockenbrough & Tattersall
President                                        Strategic Advisors, Inc.,
The Jamestown Bond Fund                          Richmond, Virginia
The Jamestown Short Term Bond Fund
6620 West Broad Street
Suite 300
Richmond, Virginia  23230

Erwin H. Will, Jr. (age 64)                      Chief Investment Officer of                   None
Trustee                                          Virginia Retirement System,
P.O. Box 2500                                    Richmond, Virginia
Richmond, Virginia 23218

Samuel B. Witt III (age 61)                      Senior Vice President and                     $6,500
Trustee                                          General Counsel of Stateside
2300 Clarendon Blvd.                             Associates, Inc., Arlington,
Suite 407                                        Virginia; Director of The Swiss
Arlington, Virginia 22201                        Helvetic Fund, Inc. (closed-end
                                                 investment company)

Charles M. Caravati III (age 31)                 Assistant Portfolio Manager of
Vice President                                   Lowe, Brockenbrough & Tattersall, Inc.,
The Jamestown International Equity Fund          Richmond, Virginia
6620 West Broad Street
Suite 300
Richmond, Virginia 23230

John M. Flippin (age 55)                         Principal of
President                                        Flippin, Bruce & Porter, Inc.,
FBP Contrarian Balanced Fund                     Lynchburg, Virginia
FBP Contrarian Equity Fund
800 Main Street
Lynchburg, Virginia  24504

Timothy S. Healey (age 44)                       Vice President of
Vice President                                   T. Leavell & Associates, Inc.,
The Alabama Tax Free Bond Fund                   Mobile, Alabama
150 Government Street
Mobile, Alabama 36602


                                                - 10 -


R. Gregory Porter, III (age 56)                  Principal of
Vice President                                   Flippin, Bruce & Porter, Inc.,
FBP Contrarian Balanced Fund                     Lynchburg, Virginia
FBP Contrarian Equity Fund
800 Main Street
Lynchburg, Virginia  24504

Mark J. Seger (age 35)                           Vice President of Countrywide Fund Services,
Treasurer                                        Inc. and Countrywide Financial Services, Inc.;
312 Walnut Street, 21st Floor                    Treasurer, Countrywide Investment Trust,
Cincinnati, Ohio 45202                           Countrywide Tax-Free Trust and Countrywide
                                                 Strategic Trust,
                                                 Cincinnati, Ohio

Henry C. Spalding, Jr. (age 59)                  Executive Vice President of
President                                        Lowe, Brockenbrough & Tattersall, Inc.,
The Jamestown Balanced Fund                      Richmond, Virginia
The Jamestown Equity Fund
6620 West Broad Street
Suite 300
Richmond, Virginia  23230

John F. Splain (age 40)                          Vice President, General Counsel and Secretary
Secretary                                        of Countrywide Fund Services, Inc.; General
312 Walnut Street, 21st Floor                    Counsel and Secretary, Countrywide
Cincinnati, Ohio 45202                           Investments, Inc. and Countrywide Financial
                                                 Services, Inc.; Secretary, Countrywide Investment
                                                 Trust, Countrywide Tax-Free Trust
                                                 and Countrywide Strategic Trust,
                                                 Cincinnati, Ohio

Ernest H. Stephenson, Jr. (age 52)               Vice President
Vice President                                   Lowe, Brockenbrough & Tattersall, Inc.,
The Jamestown Balanced Fund                      Richmond, Virginia
The Jamestown Equity Fund
6620 West Broad St.
Suite 300
Richmond, Virginia 23230

Connie R. Taylor (age 46)                        Administrator
Vice President                                   Lowe, Brockenbrough & Tattersall, Inc.,
The Jamestown Balanced Fund                      Richmond, Virginia
The Jamestown Equity Fund
6620 West Broad Street
Suite 300
Richmond, Virginia 23230


                                                - 11 -


Craig D. Truitt (age 38)                         Senior Vice President
Vice President                                   Lowe, Brockenbrough & Tattersall
The Jamestown Bond Fund                          Strategic Advisors, Inc.,
The Jamestown Short Term Bond Fund               Richmond, Virginia
6620 West Broad Street
Suite 300
Richmond, Virginia 23230

Beth Ann Walk (age 38)                           Portfolio Manager of
Vice President                                   Lowe, Brockenbrough & Tattersall, Inc.,
The Jamestown Tax Exempt Virginia Fund           Richmond, Virginia
6620 West Broad Street
Suite 300
Richmond, Virginia 23230

-----------------------------

**Indicates that Trustee is an Interested Person for purposes of the 1940 Act. Charles M. Caravati, Jr. is the father of Charles M. Caravati III.

Messrs. Lee, Morrill, Morrissette, Will and Witt constitute the Trust's Nominating Committee. Messrs. Caravati, Lee, Morrill, Morrissette, Will and Witt constitute the Trust's Audit Committee. The Audit Committee reviews annually the nature and cost of the professional services rendered by the Trust's independent accountants, the results of their year-end audit and their findings and recommendations as to accounting and financial matters, including the adequacy of internal controls. On the basis of this review the Audit Committee makes recommendations to the Trustees as to the appointment of independent accountants for the following year.

PRINCIPAL HOLDERS OF VOTING SECURITIES. As of July 11, 1997, the Trustees and Officers of the Trust as a group owned beneficially (i.e., had voting and/or investment power) less than 1% of the then outstanding shares of both the Equity Fund and the Bond Fund. On the same date, Charles Schwab & Co., Inc., 101 Montgomery Street, San Francisco, California 94104, owned of record 27.6% of the then outstanding shares of the Equity Fund and 15.3% of the then outstanding shares of the Bond Fund; First Alabama Bank as Trustee of the Mobile Paint Manufacturing Co. Employee Retirement Plans, P.O. Box 2527, Mobile, Alabama 36622, owned of record 6.1% of the then outstanding shares of the Equity Fund and 7.4% of the then outstanding shares of the Bond Fund; and the Bonnie Brewton Company, P.O. Box 469, Brewton, Alabama 36427, owned of record 23.2% of the then outstanding shares of the Equity Fund and 10.3% of the then outstanding shares of the Bond Fund.

                               INVESTMENT ADVISOR

T. Leavell & Associates, Inc. (the "Advisor") supervises each Fund's investments pursuant to an Investment Advisory Agreement (the "Advisory Agreement") described in the Prospectus. The Advisory Agreement is effective until April 1, 1998 and will be renewed thereafter for one year periods only so long as such renewal and continuance is specifically approved at least annually by the Board of Trustees or by vote of a majority of the Funds' outstanding voting securities, provided the continuance is also approved by a majority of the Trustees who are not "interested persons" of the Trust or the Advisor by vote cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement is terminable without penalty on sixty days notice by the Board of Trustees of the Trust or by the Advisor. The Advisory Agreement provides that it will terminate automatically in the event of its assignment.


Compensation of the Advisor with respect to the Equity Fund, based upon the Fund's average daily net assets, is at the following annual rates: On the first $100 million, 0.60%; and on assets over $100 million, 0.50%. For the fiscal years ended March 31, 1997, 1996 and 1995, the Equity Fund paid to the Advisor advisory fees of $275,299, $221,551 and $175,295, respectively.

Compensation of the Advisor with respect to the Bond Fund, based upon the Fund's average daily net assets, is at the following annual rates: On the first $100 million, 0.50%; and on assets over $100 million, 0.40%. For the fiscal years ended March 31, 1997, 1996 and 1995, the Bond Fund paid the Advisor advisory fees of $147,268, $143,643 and $129,997, respectively.


The Advisor, organized as an Alabama corporation in 1979, is con-trolled by its shareholders, Thomas W. Leavell, Richard Mitchell, Dorothy G. Gambill, Timothy S. Healey and John R. Miller, Jr. In addition to acting as Advisor to the Funds, the Advisor also provides investment advice to corporations, trusts, pension and profit sharing plans, other business and institutional accounts and individuals.

The Advisor provides a continuous investment program for the Funds, including investment research and management with respect to all securities, investments, cash and cash equivalents of the Funds. The Advisor determines what securities and other investments will be purchased, retained or sold by the Funds, and does so in accordance with the investment objectives and policies of the Funds as described herein and in the Prospectus. The Advisor places all securities orders for the Funds, determining with which broker, dealer, or issuer to place the orders.

The Advisor must adhere to the brokerage policies of the Funds in placing all orders, the substance of which policies are that the Advisor must seek at all times the most favorable price and execution for all securities brokerage transactions.

The Advisor also provides, at its own expense, certain Executive Officers to the Trust, and pays the entire cost of distributing Fund shares.


The Advisor may compensate dealers or others based on sales of shares of the Funds to clients of such dealers or others or based on the average balance of all accounts in the Funds for which such dealers or others are designated as the person responsible for the account.

                                  ADMINISTRATOR

Countrywide Fund Services, Inc. (the "Administrator") maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of each Fund's shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions. The Administrator also provides accounting and pricing services to the Funds and supplies non-investment related statistical and research data, internal regulatory compliance services and executive and administrative services. The Administrator supervises the preparation of tax returns, reports to shareholders of the Funds, reports to and filings with the Securities and Exchange Commission and state securities commissions, and materials for meetings of the Board of Trustees.


For the performance of these administrative services, the Bond Fund pays the Administrator a fee at the annual rate of 0.075% of the average value of its daily net assets up to $200,000,000 and 0.05% of such assets in excess of $200,000,000 and the Equity Fund pays the Administrator a fee at the annual rate of 0.20% of the average value of its daily net assets up to $25,000,000, 0.175% of such assets from $25,000,000 to $50,000,000 and 0.15% of such assets in excess of $50,000,000; provided, however, that the minimum fee is $2,000 per month for each Fund. In addition, the Funds pay out-of-pocket expenses, including but not limited to, postage, envelopes, checks, drafts, forms, reports, record storage and communication lines.


For the fiscal years ended March 31, 1997, 1996 and 1995, the Administrator received fees of $86,708, $71,060 and $56,151, respectively, from the Equity Fund and $24,000, $24,000 and $23,111, respectively, from the Bond Fund.

                                 OTHER SERVICES

The firm of Tait, Weller & Baker, Two Penn Center Plaza, Philadelphia, Pennsylvania 19102, has been retained by the Board of Trustees to perform an independent audit of the books and records of the Trust, to review the Funds' federal and state tax returns and to consult with the Trust as to matters of accounting and federal and state income taxation.

The Custodian of the Funds' assets is Star Bank, N.A., 425 Walnut Street, Cincinnati, Ohio 45202. The Custodian holds all cash and securities of the Funds (either in its possession or in its favor through "book entry systems" authorized by the Trustees in accordance with the 1940 Act), collects all income and effects all securities transactions on behalf of the Funds.

                                    BROKERAGE

It is the Funds' practice to seek the best price and execution for all portfolio securities transactions. The Advisor (subject to the general supervision of the Board of Trustees) directs the execution of the Funds' portfolio transactions. The Trust has adopted a policy which prohibits the Advisor from effecting Fund portfolio transactions with broker-dealers which may be interested persons of either Fund, the Trust, any Trustee, officer or director of the Trust or its investment advisors or any interested person of such persons.

The Bond Fund's fixed income portfolio transactions will normally be principal transactions executed in over-the-counter markets and will be executed on a "net" basis, which may include a dealer markup. The Equity Fund's common stock portfolio transactions will normally be exchange traded and will be effected through broker-dealers who will charge brokerage commissions. With respect to securities traded only in the over-the-counter market, orders will be executed on a principal basis with primary market makers in such securities except where better prices or executions may be obtained on an agency basis or by dealing with other than a primary market maker.


For the fiscal years ended March 31, 1997, 1996 and 1995, the total amount of brokerage commissions paid by the Equity Fund was $15,451, $21,642 and $63,251, respectively. No brokerage commissions were paid by the Bond Fund for the last three fiscal years.


While there is no formula, agreement or undertaking to do so, the Advisor may allocate a portion of either Fund's brokerage commissions to persons or firms providing the Advisor with research services, which may typically include, but are not limited to, investment recommendations, financial, economic, political, fundamental and technical market and interest rate data, and other statistical or research services. Much of the information so obtained may also be used by the Advisor for the benefit of the other clients it may have. Conversely, the Funds may benefit from such transactions effected for the benefit of other clients. In all cases, the Advisor is obligated to effect transactions for the Funds based upon obtaining the most favorable price and execution. Factors considered by the Advisor in determining whether the Funds will receive the most favorable price and execution include, among other things: the size of the order, the broker's ability to effect and settle the transaction promptly and efficiently and the Advisor's perception of the broker's reliability, integrity and financial condition.


As of March 31, 1997, the Bond Fund held securities issued by the following of the Trust's "regular broker-dealers" (as defined in the 1940 Act) or their parents: Merrill Lynch & Company, Inc. (the market value of which was $751,566); Salomon Incorporated (the market value of which was $881,834); NationsBank (the market value of which was $555,208); and Bear Stearns Company (the market value of which was $183,246).


                          SPECIAL SHAREHOLDER SERVICES

As noted in the Prospectus, the Funds offer the following shareholder services:

REGULAR ACCOUNT. The regular account allows for voluntary investments to be made at any time. Available to individuals, custodians, corporations, trusts, estates, corporate retirement plans and others, investors are free to make additions and withdrawals to or from their account as often as they wish. When an investor makes an initial investment in the Funds, a shareholder account is opened in accordance with the investor's registration instructions. Each time there is a transaction in a shareholder account, such as an additional investment or the reinvestment of a dividend or distribution, the shareholder will receive a statement showing the current transaction and all prior transactions in the shareholder account during the calendar year to date.

AUTOMATIC INVESTMENT PLAN. The automatic investment plan enables shareholders to make regular monthly or quarterly investment in shares through automatic charges to their checking account. With shareholder authorization and bank approval, the Administrator will automatically charge the checking account for the amount specified ($100 minimum) which will be automatically invested in shares at the public offering price on or about the last business day of the month or quarter. The shareholder may change the amount of the investment or discontinue the plan at any time by writing to the Administrator.

SYSTEMATIC WITHDRAWAL PLAN. Shareholders owning shares with a value of $10,000 or more may establish a Systematic Withdrawal
Plan. A shareholder may receive monthly or quarterly payments, in amounts of not less than $100 per payment, by authorizing the Funds to redeem the necessary number of shares periodically (each month, or quarterly in the months of March, June, September and December). Checks will be made payable to the designated recipient and mailed within three business days of the valuation date. If the designated recipient is other than the registered shareholder, the signature of each shareholder must be guaranteed on the application (see "Signature Guarantees"). A corporation (or partnership) must also submit a "Corporate Resolution" (or "Certification of Partnership") indicating the names, titles and required number of signatures authorized to act on its behalf. The application must be signed by a duly authorized officer(s) and the corporate seal affixed. No redemption fees are charged to shareholders under this plan. Costs in conjunction with the administration of the plan are borne by the Funds. Shareholders should be aware that such systematic withdrawals may deplete or use up entirely their initial investment and may result in realized long-term or short-term capital gains or losses. The Systematic Withdrawal Plan may be terminated at any time by the Funds upon sixty days' written notice or by a shareholder upon written notice to the Funds. Applications and further details may be obtained by calling the Funds at 1-800-443-4249, or by writing to:

                           The Government Street Funds
                              Shareholder Services
                                  P.O. Box 5354
                           Cincinnati, Ohio 45201-5354

PURCHASES IN KIND. The Funds may accept securities in lieu of cash in payment for the purchase of shares of the Funds. The acceptance of such securities is at the sole discretion of the Advisor based upon the suitability of the securities accepted for inclusion as a long term investment of the Funds, the marketability of such securities, and other factors which the Advisor may deem appropriate. If accepted, the securities will be valued using the same criteria and methods as described in "How Net Asset Value is Determined" in the Prospectus.

REDEMPTIONS IN KIND. The Funds do not intend, under normal circumstances, to redeem their securities by payment in kind. It is possible, however, that conditions may arise in the future which would, in the opinion of the Trustees, make it undesirable for the Funds to pay for all redemptions in cash. In such case, the Board of Trustees may authorize payment to be made in portfolio securities or other property of the Funds. Securities delivered in payment of redemptions would be valued at the same value assigned to them in computing the net asset value per share. Shareholders receiving them would incur brokerage costs when these securities are sold. An irrevocable election may be filed under Rule 18f-1 of the 1940 Act, wherein each Fund commits itself to pay redemptions in cash, rather than in kind, to any shareholder of record of the Funds who redeems during any ninety day period, the lesser of (a) $250,000 or (b) one percent (1%) of a Fund's net assets at the beginning of such period.

TRANSFER OF REGISTRATION. To transfer shares to another owner, send a written request to the Funds at the address shown herein. Your request should include the following: (1) the Fund name and existing account registration; (2) signature(s) of the registered owner(s) exactly as the signature(s) appear(s) on the account registration; (3) the new account registration, address, social security or taxpayer identification number and how dividends and capital gains are to be distributed; (4) signature guarantees (see the Prospectus under the heading "Signature Guarantees"); and (5) any additional documents which are required for transfer by corporations, administrators, executors, trustees, guardians, etc. If you have any questions about transferring shares, call or write the Funds.

                               PURCHASE OF SHARES

The purchase price of shares of each Fund is the net asset value next determined after the order is received. An order received prior to 4:00 p.m. Eastern time will be executed at the price computed on the date of receipt; and an order received after that time will be executed at the price computed on the next Business Day. An order to purchase shares is not binding on the Funds until confirmed in writing (or unless other arrangements have been made with the Funds, for example in the case of orders utilizing wire transfer of funds) and payment has been received.

Each Fund reserves the right in its sole discretion (i) to suspend the offering of its shares, (ii) to reject purchase orders when in the judgment of management such rejection is in the best interest of the Fund and its shareholders, and
(iii) to reduce or waive the minimum for initial and subsequent investments under circumstances where certain economies can be achieved in sales of Fund shares.

EMPLOYEES AND AFFILIATES OF THE FUNDS. The Funds have adopted initial investment minimums for the purpose of reducing the cost to the Funds (and consequently to the shareholders) of communicating with and servicing their shareholders. However, a reduced minimum initial investment requirement of $1,000 applies to Trustees, officers and employees of the Funds, the Advisor and certain parties related thereto, including clients of the Advisor or any sponsor, officer, committee member thereof, or the immediate family of any of them. In addition, accounts having the same mailing address may be aggregated for purposes of the minimum investment if they consent in writing to share a single mailing of shareholder reports, proxy statements (but each such shareholder would receive his/her own proxy) and other Fund literature.

                              REDEMPTION OF SHARES

Each Fund may suspend redemption privileges or postpone the date of payment (i) during any period that the New York Stock Exchange (the "Exchange") is closed, or trading on the Exchange is restricted as determined by the Securities and Exchange Commission (the "Commission"), (ii) during any period when an emergency exists as defined by the rules of the Commission as a result of which it is not reasonably practicable for the Fund to dispose of securities owned by it, or to fairly determine the value of its assets, and (iii) for such other periods as the Commission may permit.

No charge is made by the Funds for redemptions, although the Trustees could impose a redemption charge in the future. Any redemption may be more or less than the shareholder's cost depending on the market value of the securities held by the Funds.

                          NET ASSET VALUE DETERMINATION

Under the 1940 Act, the Trustees are responsible for determining in good faith the fair value of the securities and other assets of the Funds, and they have adopted procedures to do so, as follows. The net asset value of each Fund is determined as of the close of trading of the Exchange (currently 4:00 p.m. Eastern time) on each "Business Day." A Business Day means any day, Monday through Friday, except for the following holidays: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Fourth of July, Labor Day, Columbus Day, Veterans Day, Thanksgiving Day and Christmas. Net asset value per share is determined by dividing the total value of all Fund securities and other assets, less liabilities, by the total number of shares then outstanding. Net asset value includes interest on fixed income securities, which is accrued daily.

                          ALLOCATION OF TRUST EXPENSES

Each Fund of the Trust pays all of its own expenses not assumed by the Advisor or the Administrator, including, but not limited to, the following: custodian, shareholder servicing, stock transfer and dividend disbursing expenses; clerical employees and junior level officers of the Trust as and if approved by the Board of Trustees; taxes; expenses of the issuance and redemption of shares (including registration and qualification fees and expenses); costs and expenses of membership and attendance at meetings of certain associations which may be deemed by the Trustees to be of overall benefit to the Fund and its shareholders; legal and auditing expenses; and the cost of stationery and forms prepared exclusively for the Funds. General Trust expenses are allocated among the series, or funds, on a fair and equitable basis by the Board of Trustees, which may be based on relative net assets of each fund (on the date the expense is paid) or the nature of the services performed and the relative applicability to each fund.

Under the Advisory Agreement, the Advisor may be required to reimburse a Fund if that Fund's annual ordinary operating expenses exceed certain limits. This expense limitation is calculated and administered separately with respect to each series of the Trust in accordance with the requirements of state securities authorities. Expenses which are not subject to this limitation are interest, taxes and extraordinary expenses. Expenditures, including costs incurred in connection with the purchase or sale of portfolio securities, which are capitalized in accordance with generally accepted accounting principles applicable to investment companies, are accounted for as capital items and not as expenses. Reimbursement, if any, will be on a monthly basis, subject to year end adjustment. The Advisor in its discretion may, but is not required to, reimburse a Fund an amount of money in excess of its advisory fee.

                           ADDITIONAL TAX INFORMATION

TAXATION OF THE FUNDS. Each Fund intends to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). Among its requirements to qualify under Subchapter M, each Fund must distribute annually at least 90% of its net investment income. In addition to this distribution requirement, each Fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities' loans, gains from the disposition of stock or securities, and certain other income. Each Fund will also be required to derive less than 30% of its gross income from the sale or other disposition of securities held for less than 90 days.

While the above requirements are aimed at qualification of the Funds as regulated investment companies under Subchapter M of the Code, the Funds also intend to comply with certain requirements of the Code to avoid liability for federal income and excise tax. If the Funds remain qualified under Subchapter M, they will not be subject to federal income tax to the extent they distribute their taxable net investment income and net realized capital gains. A nondeductible 4% federal excise tax will be imposed on each Fund to the extent it does not distribute at least 98% of its ordinary taxable income for a calendar year, plus 98% of its capital gain net taxable income for the one year period ending each October 31, plus certain undistributed amounts from prior years. While each Fund intends to distribute its taxable income and capital gains in a manner so as to avoid imposition of the federal excise and income taxes, there can be no assurance that the Funds indeed will make sufficient distributions to avoid entirely imposition of federal excise or income taxes.

As of March 31, 1997, the Bond Fund had capital loss carryforwards for federal income tax purposes of $307,540 which expire through the year 2005. In addition, the Bond Fund realized net capital losses of $90,284 during the period from November 1, 1996 through March 31, 1997, which are treated for federal income tax purposes as arising in the tax year ending March 31, 1998. These capital loss carryforwards and "post- October" losses may be utilized in future years to offset net realized capital gains prior to distributing such gains to shareholders.

Should additional series, or funds, be created by the Trustees, each Fund would be treated as a separate tax entity for federal income tax purposes.

TAX STATUS OF THE FUNDS' DIVIDENDS AND DISTRIBUTIONS. Dividends paid by the Funds derived from net investment income or net short-term capital gains are taxable to shareholders as ordinary income, whether received in cash or reinvested in additional shares. Distributions, if any, of long-term capital gains are taxable to shareholders as long-term capital gains, whether received in cash or reinvested in additional shares, regardless of how long Fund shares have been held. For information on "backup" withholding, see "How to Purchase Shares" in the Prospectus.

For corporate shareholders, the dividends received deduction, if applicable, should apply to dividends from the Equity Fund. Each Fund will send shareholders information each year on the tax status of dividends and disbursements. A dividend or capital gains distribution paid shortly after shares have been purchased, although in effect a return of investment, is subject to federal income taxation. Dividends from net investment income, along with capital gains, will be taxable to shareholders, whether received in cash or shares and no matter how long you have held Fund shares, even if they reduce the net asset value of shares below your cost and thus in effect result in a return of a part of your investment.

                            CAPITAL SHARES AND VOTING

Shares of the Funds, when issued, are fully paid and non-assessable and have no preemptive or conversion rights. Shareholders are entitled to one vote for each full share and a fractional vote for each fractional share held. Shares have noncumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees and, in this event, the holders of the remaining shares voting will not be able to elect any Trustees. The Trustees will hold office indefinitely, except that:
(1) any Trustee may resign or retire and (2) any Trustee may be removed with or without cause at any time (a) by a written instrument, signed by at lease two-thirds of the number of Trustees prior to such removal; or (b) by vote of shareholders holding not less than two-thirds of the outstanding shares of the Trust, cast in person or by proxy at a meeting called for that purpose; or (c) by a written declaration signed by shareholders holding not less than two-thirds of the outstanding shares of the Trust and filed with the Trust's custodian. Shareholders have certain rights, as set forth in the Declaration of Trust, including the right to call a meeting of the shareholders for the purpose of voting on the removal of one or more Trustees. Shareholders holding not less than ten percent (10%) of the shares then outstanding may require the Trustees to call such a meeting and the Trustees are obligated to provide certain assistance to shareholders desiring to communicate with other shareholders in such regard (e.g., providing access to shareholder lists, etc.). In case a vacancy or an anticipated vacancy shall for any reason exist, the vacancy shall be filled by the affirmative vote of a majority of the remaining Trustees, subject to the provisions of Section 16(a) of the 1940 Act. The Trust does not expect to have an annual meeting of shareholders.

Prior to January 24, 1994 the Trust was called The Nottingham Investment Trust.

                         CALCULATION OF PERFORMANCE DATA

As indicated in the Prospectus, each Fund may, from time to time, advertise certain total return and yield information. The average annual total return of the Funds for a period is computed by subtracting the net asset value per share at the beginning of the period from the net asset value per share at the end of the period (after adjusting for the reinvestment of any income dividends and capital gain distributions), and dividing the result by the net asset value per share at the beginning of the period. In particular, the average annual total return of a Fund ("T") is computed by using the redeemable value at the end of a specified period of time ("ERV") of a hypothetical initial investment of $1,000 ("P") over a period of time ("n") according to the formula P(l+T)n=ERV. The average annual total return quotations for the Equity Fund for the one year period ended March 31, 1997, for the five year period ended March 31, 1997 and for the period since inception (June 18, 1991) to March 31, 1997 are 16.94%, 11.50% and 11.36%, respectively. The average annual total return quotations for the Bond Fund for the one year period ended March 31, 1997, for the five year period ended March 31, 1997 and for the period since inception (June 7, 1991) to March 31, 1997 are 4.60%, 6.36% and 6.87%, respectively.

In addition, each Fund may advertise other total return performance data ("Nonstandardized Return"). Nonstandardized Return shows as a percentage rate of return encompassing all elements of return (i.e., income and capital appreciation or depreciation); it assumes reinvestment of all dividends and capital gain distributions. Nonstandardized Return may consist of a cumulative percentage of return, actual year-by-year rates or any combination thereof.

From time to time, each Fund may advertise its yield. A yield quotation is based on a 30-day (or one month) period and is computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

                          Yield = 2[(a-b/cd + 1)6 - 1]
Where:
a = dividends and interest earned during the period b = expenses accrued for the period (net of reimbursements) c = the average daily number of shares outstanding during the period that were entitled to receive dividends d = the maximum offering price per share on the last day of the period


Solely for the purpose of computing yield, dividend income is recognized by accruing 1/360 of the stated dividend rate of the security each day that a Fund owns the security. Generally, interest earned (for the purpose of "a" above) on debt obligations is computed by reference to the yield to maturity of each obligation held based on the market value of the obligation (including actual accrued interest) at the close of business on the last business day prior to the start of the 30-day (or one month) period for which yield is being calculated, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest). The yields of the Equity Fund and the Bond Fund for the 30 days ended March 31, 1997 were 1.26% and 6.45%, respectively.

The Funds' performance may be compared in advertisements, sales literature and other communications to the performance of other mutual funds having similar objectives or to standardized indices or other measures of investment performance. In particular, the Equity Fund may compare its performance to the S&P 500 Index, which is generally considered to be representative of the performance of unmanaged common stocks that are publicly traded in the United States securities markets, and the Bond Fund may compare its performance to the Merrill Lynch 1-5 Year Government Corporate Index and the Lehman Government Corporate Intermediate Bond Index, which are generally considered to be representative of the performance of a portfolio of domestic, taxable fixed income securities of intermediate maturities. Comparative performance may also be expressed by reference to a ranking prepared by a mutual fund monitoring service, such as Lipper Analytical Services, Inc. or Morningstar, Inc. or by one or more newspapers, newsletters or financial periodicals. Performance comparisons may be useful to investors who wish to compare the Funds' past performance to that of other mutual funds and investment products. Of course, past performance is not a guarantee of future results.

O LIPPER ANALYTICAL SERVICES, INC. ranks funds in various fund categories by making comparative calculations using total return. Total return assumes the reinvestment of all capital gains distributions and income dividends and takes into account any change in net asset value over a specific period of time.

O MORNINGSTAR, INC., an independent rating service, is the publisher of the bi-weekly Mutual Fund Values. Mutual Fund Values rates more than 1,000 NASDAQ-listed mutual funds of all types, according to their risk-adjusted returns. The maximum rating is five stars, and ratings are effective for two weeks.

Investors may use such indices in addition to the Funds' Prospectus to obtain a more complete view of the Funds' performance before investing. Of course, when comparing the Funds' performance to any index, factors such as composition of the index and prevailing market conditions should be considered in assessing the significance of such comparisons. When comparing funds using reporting services, or total return, investors should take into consideration any relevant differences in funds such as permitted portfolio compositions and methods used to value portfolio securities and compute offering price. Advertisements and other sales literature for the Funds may quote total returns that are calculated on nonstandardized base periods. The total returns represent the historic change in the value of an investment in the Funds based on monthly reinvestment of dividends over a specified period of time.

From time to time the Funds may include in advertisements and other communications information, charts, and illustrations relating to inflation and the effects of inflation on the dollar, including the purchasing power of the dollar at various rates of inflation. The Funds may also disclose from time to time information about their portfolio allocation and holdings at a particular date (including ratings of securities assigned by independent rating services such as S&P and Moody's). The Funds may also depict the historical performance of the securities in which the Funds may invest over periods reflecting a variety of market or economic conditions either alone or in comparison with alternative investments, performance indices of those investments, or economic indicators. The Funds may also include in advertisements and in materials furnished to present and prospective shareholders statements or illustrations relating to the appropriateness of types of securities and/or mutual funds that may be employed to meet specific financial goals, such as saving for retirement, children's education, or other future needs.

                        FINANCIAL STATEMENTS AND REPORTS

The books of the Funds will be audited at least once each year by independent public accountants. Shareholders will receive annual audited and semiannual (unaudited) reports when published, and will receive written confirmation of all confirmable transactions in their account. A copy of the Annual Report will accompany the Statement of Additional Information ("SAI") whenever the SAI is requested by a shareholder or prospective investor. The Financial Statements of the Funds as of March 31, 1997, together with the report of the independent accountants thereon, are included on the following pages.

                           THE GOVERNMENT STREET FUNDS
                         THE ALABAMA TAX FREE BOND FUND

                              No Load Mutual Funds




                                  Annual Report
                                 March 31, 1997






                               Investment Adviser
                          T. Leavell & Associates, Inc.
                                  Founded 1979

LETTER FROM THE PRESIDENT
==============================================================================
                                                                  May 22, 1997
Dear Fellow Shareholders:

We are pleased to enclose for your review the audited annual report of The Government Street Funds and of The Alabama Tax Free Bond Fund for the year ending March 31, 1997.

THE GOVERNMENT STREET EQUITY FUND

With a nearly ideal environment of moderate economic growth, rising corporate profits and continued low inflation, the U.S. stock market continued its advance through the end of 1996 and into 1997's first quarter. Despite falling stock prices in March, the Standard & Poor's 500 Index turned in a total return of 19.8% for the twelve month period ending March 31, 1997. For its fiscal year ending March 31, 1997, The Government Street Equity Fund achieved a total return of 16.9%.

Due to the decline in the stock market in March, the average fund investing in diversified U.S. stocks lost 2.0% in 1997's first quarter; during this same period, however, The Government Street Equity Fund achieved a positive return of 1.6%.

                                               12/31/96-        3/31/96-
                                               3/31/97         3/31/97

   The Government Street Equity Fund             1.6%            16.9%
   General Equity Funds Average                 -2.0%            10.8%
     (source: Lipper Analytical Services)

Historically, the return of common stocks for shorter periods depends to a large degree on prevailing interest rates. The Federal Reserve Board currently appears poised to tighten credit further; yet, economic indicators continue to suggest a continuing low rate of inflation. This uncertainty regarding the direction of interest rates is likely to create an environment of stock market volatility.

Regardless of what the U.S. stock market may experience in the short term, though, investors in The Government Street Equity Fund - with its broad diversification of quality stocks, its low expenses and its tax efficiency will be rewarded over extended periods.

As of March 31, 1997, the net assets of the Fund were $49,628,951; net asset value was $32.59. The ratio of expenses to average net assets was 0.89%. The Fund's portfolio consisted of 79 individual equity issues divided almost equally between growth and value stocks. No single investment in the portfolio exceeded 3% of the total value of the Fund.

THE GOVERNMENT STREET BOND FUND

As the expansion of the U.S. economy reached its seventh year, most economists were predicting a slow down during the first calendar quarter of 1997. And though bond prices did rise during the first six weeks of the quarter, the economy continued to grow. The anticipation of renewed inflation concerned bond investors, and, in March, bond prices began to fall as a result. When the Federal Reserve Board raised the federal funds rate to 5.5% from 5.25% on March 25, interest rates rose to their highest level in more than a year.

Fortunately, this year-end decline in bond prices did not completely undermine what had been achieved in the bond market earlier in the year.

For the fiscal year ending March 31, 1997, the total return of The Government Street Bond Fund was 4.6%. This compares favorably both with the 4.5% return of the average intermediate corporate debt fund (source: Lipper Analytical Services) and with the 4.8% return of the Lehman Government Corporate Intermediate Bond Index achieved during the same twelve month period. The ratio of net investment income to average net assets was 6.44%.

On March 31, 1997, the Fund had a weighted average maturity of 5.1 years. The portfolio consisted of 89 individual issues with no single investment exceeding 4% of the total value of the Fund. U.S. Treasury obligations and securities issued or guaranteed by agencies of the U.S. Government represented approximately 40.5% of the Fund's total net assets; high quality corporate bonds comprised 53.7% of the portfolio. The net assets of the Fund were $29,442,465; net asset value was $20.47. The ratio of expenses to average net assets was 0.75%.

THE ALABAMA TAX FREE BOND FUND

The Alabama Tax Free Bond Fund continues to provide a tax free option for those investors seeking current income exempt from both Federal and Alabama income tax. It remains the only no-load Alabama municipal bond fund.

For its fiscal year ending March 31, 1997, the ratio of net investment income to average net assets was 4.24%. To an Alabama investor in the maximum combined federal and state tax brackets (42.6%), the taxable equivalent of this ratio was 7.39%.

The total return of the Fund for the year ending March 31, 1997 was 3.82%. This return compares favorably with the 4.27% return of the Lehman 3-Year Municipal Bond Index and with the 4.61% return of the Lehman 7-Year Municipal Bond Index over the same period.

On March 31, 1997, the net assets of the Fund were $16,800,658; net asset value was $10.18. The weighted average maturity of the Fund's portfolio was 6.9 years. All bonds were rated A or better by Standard & Poor's or Moody's Investors Service; more than 60% of the Fund's assets were rated AAA.

Thank you for your continued confidence in The Government Street Funds and in The Alabama Tax Free Bond Fund. Please call us if we can be of further service to you.

                                       Very truly yours,

                                       /s/ Thomas W. Leavell

                                       Thomas W. Leavell
                                       President
                                       T. Leavell & Associates, Inc.

                                       /s/ Richard Mitchell

                                       Richard Mitchell
                                       President
                                       The Government Street Funds
                                       The Alabama Tax Free Bond Fund

[line chart]

The Government Street Equity Fund

Comparison of the Change in Value of a $10,000 Investment in The Government
Street Equity Fund, the Standard & Poor's 500 Index and the Consumer Price Index

           The Government  Standard &     Consumer
           Street Equity   Poor's 500      Price
               Fund          Index         Index


Jun 91         10000         10000         10000
                9795          9813         10030
               10297         10337         10090
               11147         11203         10181
Mar 92         10812         10920         10253
               10822         11127         10335
               11214         11478         10407
               11821         12056         10491
Mar 93         11857         12582         10586
               11682         12642         10649
               11971         12968         10692
               12194         13269         10767
Mar 94         11825         12766         10821
               11471         12820         10886
               12086         13446         10984
               11855         13443         11050
Mar 95         12655         14752         11138
               13564         16161         11239
               14385         17445         11284
               15106         18495         11340
Mar 96         15941         19488         11431
               16399         20363         11558
               17247         20992         11609
               18351         22742         11704
Mar 97         18642         23352         11785

Past performance is not predictive of future performance.

The Government Street Equity Fund Average Annual Total Return

1 Year         5 Years        Since Inception*
16.94%         11.50%         11.36%

*Initial public offering of shares was June 3, 1991.

[line chart]

The Government Steet Bond Fund

Comparison of the Change in Value of a $10,000 Investment in the Government
Street Bond Fund, the Lehman Government/Corporate Intermediate Bond Index and the 90-Day Treasury Bill Index

                                    Lehman
                             Government/Corporate     90-Day
            The Government       Intermediate        Treasury
            Street Bond              Bond              Bill
                Fund                 Index             Index


Jun 91          10000                10000             10000
                10045                10007             10039
                10444                10488             10193
                10931                10992             10342
Mar 92          10813                10892             10445
                11218                11323             10559
                11706                11822             10666
                11627                11780             10748
Mar 93          12125                12249             10832
                12366                12513             10916
                12673                12796             11005
                12650                12818             11091
Mar 94          12350                12558             11176
                12261                12452             11283
                12347                12585             11405
                12310                12571             11556
Mar 95          12859                13123             11729
                13533                13778             11905
                13727                14006             12075
                14213                14499             12253
Mar 96          14072                14378             12404
                14158                14469             12563
                14403                14726             12737
                14731                15087             12903
Mar 97          14719                15070             13067

Past performance is not predictive of future performance.

The Government Street Bond Fund Average Annual Total Return

1 Year         5 Years        Since Inception*
4.60%          6.36%          6.87%

* Initial public offering of shares was June 3, 1991.

[line chart]

The Alabama Tax Free Bond Fund

Comparison of the Change in Value of a $10,000 Investment in The Alabama
Tax Free Bond Fund, the Lehman 7-Year G.O. Municipal Bond Index and the Lehman
3-Year Municipal Bond Index

            The Alabama   Lehman 7-Year   Lehman 3-Year
              Tax Free    G.O. Municipal   Municipal
             Bond Fund      Bond Index     Bond Index


                10000         10000         10000
Mar 93          10096         10255         10168
                10380         10547         10321
                10670         10856         10467
                10781         11004         10585
Mar 94          10440         10527         10445
                10506         10673         10558
                10562         10755         10657
                10439         10647         10658
Mar 95          10927         11224         10957
                11219         11526         11189
                11459         11905         11428
                11735         12198         11603
Mar 96          11693         12172         11668
                11724         12208         11763
                11921         12437         11918
                12178         12757         12118
Mar 97          12140         12738         12168

Past performance is not predictive of future performance.

The Alabama Tax Free Bond Fund Average Total Return

1 Year         Since Inception*
3.82%          4.71%

* Initial public offering of shares was January 15, 1993.


THE GOVERNMENT STREET FUNDS
THE ALABAMA TAX FREE BOND FUND
STATEMENTS OF ASSETS AND LIABILITIES
March 31,1997
==============================================================================================================
                                                              Government        Government         Alabama
                                                                Street            Street          Tax Free
                                                                Equity             Bond             Bond
                                                                 Fund              Fund             Fund
--------------------------------------------------------------------------------------------------------------


ASSETS
Investments in securities:
   At acquisition cost...................................   $   32,714,617   $   28,448,442    $  16,395,277
                                                            ===============  ===============  ===============

   At value (Note 1).....................................   $   46,966,682   $   27,928,563    $  16,579,721
Investments in repurchase agreements (Note 1)............        2,618,000        1,064,000              --
Cash ....................................................              197              618               20
Receivable for securities sold...........................          126,626               --               --
Receivable for capital shares sold.......................            7,530            1,039           28,660
Interest receivable......................................              382          529,039          220,629
Dividends receivable.....................................           78,841               --               --
Other assets.............................................            1,609            1,270              444
                                                            ---------------  ---------------  ---------------
   TOTAL ASSETS..........................................       49,799,867       29,524,529       16,829,474
                                                            ---------------  ---------------  ---------------

LIABILITIES
Payable for securities purchased.........................           79,705               --              --
Payable for capital shares redeemed......................           47,325           46,398            2,500
Dividends payable........................................            7,274           17,530           16,623
Accrued advisory fees (Note 3)...........................           26,325           12,598            5,093
Accrued administration fees (Note 3).....................            8,000            2,000            2,100
Other accrued expenses and liabilities...................            2,287            3,538            2,500
                                                            ---------------  ---------------  ---------------
   TOTAL LIABILITIES.....................................          170,916           82,064           28,816
                                                            ---------------  ---------------  ---------------

NET ASSETS ..............................................   $   49,628,951   $   29,442,465    $  16,800,658
                                                            ===============  ===============  ===============

Net assets consist of:
Paid-in capital .........................................   $   34,220,612   $   30,348,441    $  16,816,229
Accumulated net realized gains (losses)
   from security transactions............................        1,144,252         (397,824)        (200,015)
Undistributed net investment income......................           12,022           11,727              --
Net unrealized appreciation (depreciation)
   on investments........................................       14,252,065         (519,879)         184,444
                                                            ---------------  ---------------  ---------------
Net assets...............................................   $   49,628,951   $   29,442,465    $  16,800,658
                                                            ===============  ===============  ===============

Shares of beneficial interest outstanding (unlimited
   number of shares authorized, no par value)............        1,523,001        1,438,620        1,649,601
                                                            ===============  ===============  ===============

Net asset value, offering price and
   redemption price per share (Note 1)...................   $        32.59   $        20.47    $       10.18
                                                            ===============  ===============  ===============

See accompanying notes to the financial statements.


THE GOVERNMENT STREET FUNDS
THE ALABAMA TAX FREE BOND FUND
STATEMENTS OF OPERATIONS
Year Ended March 31, 1997
==============================================================================================================
                                                              Government        Government         Alabama
                                                                Street            Street          Tax Free
                                                                Equity             Bond             Bond
                                                                 Fund              Fund             Fund
--------------------------------------------------------------------------------------------------------------


INVESTMENT INCOME
   Interest..............................................   $      125,441   $    2,123,021    $     795,132
   Dividends.............................................          820,461               --               --
                                                            ---------------  ---------------  ---------------

     TOTAL INVESTMENT INCOME.............................          945,902        2,123,021          795,132
                                                            ---------------  ---------------  ---------------

EXPENSES
   Investment advisory fees (Note 3).....................          275,299          147,268           56,628
   Administrative fees (Note 3)..........................           86,708           24,000           24,513
   Professional fees.....................................           10,295           10,295            7,258
   Pricing costs.........................................            1,881           10,848           13,653
   Custodian fees........................................           12,087            6,801            5,456
   Printing of shareholder reports.......................            6,801            6,309            6,507
   Trustees' fees and expenses...........................            5,002            5,002            5,002
   Postage and supplies..................................            4,242            4,150            2,762
   Registration fees.....................................            3,448            3,885            2,521
   Other expenses........................................            3,717            3,234            2,288
                                                            ---------------  ---------------  ---------------

     TOTAL EXPENSES......................................          409,480          221,792          126,588
   Fees waived by the Adviser (Note 3)...................               --               --          (19,812)
                                                            ---------------  ---------------  ---------------

     NET EXPENSES........................................          409,480          221,792          106,776
                                                            ---------------  ---------------  ---------------

NET INVESTMENT INCOME ...................................          536,422        1,901,229          688,356
                                                            ---------------  ---------------  ---------------

REALIZED AND UNREALIZED GAINS
   (LOSSES) ON INVESTMENTS
   Net realized gains (losses)
     from security transactions..........................        2,262,399         (201,643)          6,155
   Net change in unrealized appreciation/depreciation
     on investments......................................        4,313,961         (362,072)        (76,770)
                                                            ---------------  ---------------  ---------------

NET REALIZED AND UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS .......................................        6,576,360         (563,715)        (70,615)
                                                            ---------------  ---------------  ---------------

NET INCREASE IN NET ASSETS
   FROM OPERATIONS ......................................   $    7,112,782   $    1,337,514    $     617,741
                                                            ===============  ===============  ===============

See accompanying notes to the financial statements.


THE GOVERNMENT STREET FUNDS
THE ALABAMA TAX FREE BOND FUND
STATEMENTS OF CHANGES IN NET ASSETS
Years Ended March 31, 1997 and 1996
==================================================================================================================================
                                              Government Street             Government Street             Alabama Tax Free
                                                 Equity Fund                   Bond Fund                     Bond Fund

                                              Year           Year           Year           Year           Year          Year
                                              Ended          Ended          Ended          Ended          Ended         Ended
                                             March 31,      March 31,      March 31,      March 31,      March 31,     March 31,
                                               1997           1996           1997           1996           1997          1996
----------------------------------------------------------------------------------------------------------------------------------


FROM OPERATIONS:
  Net investment income.................     $ 536,422      $ 553,483     $1,901,229      $1,830,191     $ 688,356     $583,437
  Net realized gains (losses)
    from security transactions..........     2,262,399      1,093,838       (201,643)        (43,990)        6,155       (3,107)
  Net change in unrealized appreciation/
   depreciation on investments..........     4,313,961      6,795,880       (362,072)        791,184       (76,770)     340,163
                                           -----------    -----------    -----------     -----------   -----------  -----------

Net increase in net assets from operations   7,112,782      8,443,201      1,337,514       2,577,385       617,741      920,493
                                           -----------    -----------    -----------     -----------   -----------  -----------

DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income............      (526,528)      (552,981)    (1,892,341)     (1,829,817)     (688,356)    (583,437)
  From net realized gains...............    (1,910,988)     ( 280,943)            --              --            --           --
                                           -----------    -----------    -----------     -----------   -----------  -----------
  Decrease in net assets from
   distributions to shareholders........    (2,437,516)      (833,924)    (1,892,341)     (1,829,817)     (688,356)    (583,437)
                                           -----------    -----------    -----------     -----------   -----------  -----------

FROM CAPITAL SHARE TRANSACTIONS(A):
  Proceeds from shares sold.............     5,118,742      7,310,859      3,531,544       2,484,795     2,068,564    2,543,833
  Net asset value of shares issued in
   reinvestment of distributions
   to shareholders......................     2,347,971        798,493      1,663,544       1,597,448       480,364      410,869
  Payments for shares redeemed..........    (3,933,851)    (5,771,194)    (3,915,554)     (3,891,999)   (1,158,134)    (627,496)
                                           -----------    -----------    -----------     -----------   -----------  -----------
Net increase in net assets from
  capital share transactions............     3,532,862      2,338,158      1,279,534         190,244     1,390,794    2,327,206
                                           -----------    -----------    -----------     -----------   -----------  -----------

TOTAL INCREASE IN NET ASSETS ...........     8,208,128      9,947,435        724,707         937,812     1,320,179    2,664,262

NET ASSETS:
  Beginning of year.....................    41,420,823     31,473,388     28,717,758      27,779,946    15,480,479   12,816,217
                                           -----------    -----------    -----------     -----------   -----------  -----------

  End of year...........................   $49,628,951   $ 41,420,823  $  29,442,465   $  28,717,758  $ 16,800,658  $15,480,479
                                           ===========    ===========   ============   =============   ===========  ===========

UNDISTRIBUTED NET
  INVESTMENT INCOME ....................   $    12,022   $      2,128  $      11,727   $       2,839  $         --  $        --
                                           ===========    ===========   ============   =============  ============  ===========

(a) Summary of capital share activity:
   Shares sold..........................       162,325        273,855        170,003         117,710       202,023      247,956
   Shares issued in reinvestment of
        distributions to shareholders           76,331         29,243         80,355          75,860        46,910       40,072
   Shares redeemed......................      (124,086)      (213,229)      (188,067)       (183,993)     (112,871)     (61,341)
                                           -----------    -----------    -----------     -----------   -----------  -----------

   Net increase in shares outstanding          114,570         89,869         62,291           9,577       136,062      226,687
   Shares outstanding, beginning of year     1,408,431      1,318,562      1,376,329       1,366,752     1,513,539    1,286,852
                                           -----------    -----------    -----------     -----------   -----------  -----------

   Shares outstanding, end of year......     1,523,001      1,408,431      1,438,620       1,376,329     1,649,601    1,513,539
                                           ===========    ===========    ===========     ===========   ===========  ===========

See accompanying notes to the financial statements.


THE GOVERNMENT STREET EQUITY FUND
FINANCIAL HIGHLIGHTS
==========================================================================================================================
                                    Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Year
==========================================================================================================================

                                                                           Years Ended March 31,

                                                     1997            1996           1995             1994          1993
--------------------------------------------------------------------------------------------------------------------------


Net asset value at beginning of year......        $   29.41       $   23.87       $   22.69       $   23.06      $   21.37
                                                -----------     -----------      ----------      ----------    -----------

Income from investment operations:
   Net investment income..................             0.37            0.40            0.38            0.30           0.34
   Net realized and unrealized
     gains (losses) on investments........             4.50            5.75            1.19           (0.37)          1.71
                                                -----------     -----------      ----------      ----------    -----------

Total from investment operations..........             4.87            6.15            1.57           (0.07)          2.05
                                                -----------     -----------      ----------      ----------    -----------

Less distributions:
   Dividends from net investment income...            (0.36)          (0.40)          (0.39)          (0.30)         (0.36)

   Distributions from net realized gains..            (1.33)          (0.21)             --              --             --
                                                -----------     -----------      ----------      ----------    -----------

Total distributions.......................            (1.69)          (0.61)          (0.39)          (0.30)         (0.36)
                                                -----------     -----------      ----------      ----------    -----------

Net asset value at end of year............        $   32.59       $   29.41       $   23.87       $   22.69      $   23.06
                                                ===========     ===========      ==========      ==========    ===========

Total return..............................           16.94%          25.96%           7.02%          (0.31%)         9.66%
                                                ===========     ===========      ==========      ==========    ===========

Net assets at end of year (000's).........        $  49,629       $  41,421       $  31,473       $  27,101      $  21,735
                                                ===========     ===========      ==========      ==========    ===========

Ratio of expenses to average net assets (a)           0.89%           0.94%           0.91%           1.00%          1.00%

Ratio of net investment income
   to average net assets..................            1.17%           1.50%           1.71%           1.33%          1.55%

Portfolio turnover rate...................              20%             31%             55%             63%            59%

Average commission rate per share.........        $  0.0410      $      --       $      --       $      --      $      --

(a) In an effort to reduce the total operating expenses of the Fund, a portion of the Fund's administrative and custodian fees for periods ended prior to March 31, 1996 were paid through an arrangement with a third-party broker-dealer who was compensated through commission trades. Payment of the fees was based on a percentage of commissions earned. Absent expenses reimbursed through the directed brokerage arrangement, the ratios of expenses to average net assets would have been 1.00%, 1.16% and 1.20% for the years ended March 31, 1995, 1994 and 1993, respectively.

See accompanying notes to the financial statements.


THE GOVERNMENT STREET BOND FUND
FINANCIAL HIGHLIGHTS
===================================================================================================================
                                    Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Year
===================================================================================================================

                                                                   Years Ended March 31,

                                                1997          1996         1995          1994         1993
-------------------------------------------------------------------------------------------------------------------


Net asset value at beginning of year......    $   20.87      $   20.33       $   20.87      $   21.77    $   20.67
                                             -----------    -----------     ----------     ----------  -----------

Income from investment operations:
   Net investment income..................         1.34           1.35            1.35           1.32         1.34
   Net realized and unrealized
     gains (losses) on investments........        (0.40)          0.54           (0.53)         (0.90)        1.10
                                             -----------   -----------      ----------     ----------  -----------

Total from investment operations..........         0.94           1.89            0.82           0.42         2.44
                                             -----------   -----------      ----------     ----------  -----------

Less distributions:
   Dividends from net investment income...        (1.34)         (1.35)          (1.36)         (1.32)       (1.33)
   Distributions from net realized gains..           --             --              --             --        (0.01)
                                             -----------   -----------      ----------     ----------  -----------

Total distributions.......................        (1.34)         (1.35)          (1.36)         (1.32)       (1.34)
                                             -----------   -----------      ----------     ----------  -----------

Net asset value at end of year............    $   20.47      $   20.87       $   20.33      $   20.87    $   21.77
                                             ===========   ===========      ==========     ==========  ===========

Total return..............................         4.60%         9.43%           4.12%          1.85%       12.14%
                                             ===========   ===========      ==========     ==========  ===========

Net assets at end of year (000's).........    $   29,442    $   28,718       $  27,780      $  22,633    $  15,955
                                             ===========   ===========      ==========     ==========  ===========

Ratio of expenses to average net assets(a)         0.75%         0.76%           0.85%          0.86%        0.88%

Ratio of net investment income
   to average net assets..................         6.44%         6.38%           6.68%          6.15%        6.44%

Portfolio turnover rate...................           20%           10%             11%            10%          17%

(a) Absent investment advisory fees waived by the Adviser, the ratios of expenses to average net assets would have been 1.03% and 1.09% for the years ended March 31, 1994 and 1993, respectively (Note 3).

See accompanying notes to the financial statements.


THE ALABAMA TAX FREE BOND FUND
FINANCIAL HIGHLIGHTS
===================================================================================================================
                                  Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Period
===================================================================================================================
                                                                                         Seven
                                                                                        Months     January 15,
                                                      Years Ended March 31,              Ended     1993(b) to
                                                                                       March 31,   August 31,
                                                1997          1996         1995         1994(a)       1993
-------------------------------------------------------------------------------------------------------------------


Net asset value at beginning of period....     $   10.23       $    9.96      $    9.96      $   10.30       $   10.00
                                             -----------     -----------     ----------     ----------     -----------

Income from investment operations:
   Net investment income..................          0.43            0.42           0.45           0.26            0.23
   Net realized and unrealized
     gains (losses) on investments........         (0.05)           0.27             --          (0.34)           0.30
                                             -----------     -----------     ----------     ----------     -----------

Total from investment operations..........          0.38            0.69           0.45          (0.08)           0.53
                                             -----------     -----------     ----------     ----------     -----------

Less distributions:
   Dividends from net investment income...         (0.43)          (0.42)         (0.45)         (0.26)          (0.23)
                                             -----------     -----------     ----------     ----------     -----------

Net asset value at end of period..........    $    10.18      $    10.23      $    9.96      $    9.96       $   10.30
                                             ===========     ===========     ==========     ==========     ===========

Total return..............................         3.82%           7.02%          4.66%         (1.50%)(d)       8.79%(d)
                                             ===========     ===========     ==========     ==========     ===========

Net assets at end of period (000's).......    $   16,801     $    15,480      $  12,816      $   9,716      $    3,429
                                             ===========     ===========     ==========     ==========     ===========

Ratio of expenses to average net assets(c)         0.66%           0.75%          0.75%          0.75%(d)        0.75%(d)

Ratio of net investment income
   to average net assets..................         4.24%           4.11%          4.56%          4.46%(d)        4.01%(d)

Portfolio turnover rate...................            6%              4%            36%             3%              2%

(a) Effective April 1, 1994, the Fund was reorganized and changed its fiscal year end from August 31 to March 31.

(b) Commencement of operations.

(c) Absent investment advisory fees waived and/or expenses reimbursed by the Adviser, the ratios of expenses to average net assets would have been 0.78%, 0.86%, 1.05%, 1.76%(d) and 2.75%(d) for the periods ended March 31, 1997,
    1996, 1995, 1994 and August 31, 1993, respectively (Note 3).

(d) Annualized.

See accompanying notes to the financial statements.


THE GOVERNMENT STREET EQUITY FUND
PORTFOLIO OF INVESTMENTS
March 31, 1997
===================================================================================================================
     Shares       COMMON STOCKS -- 94.5%                                                              Value
-------------------------------------------------------------------------------------------------------------------


                  CHEMICALS AND DRUGS -- 16.5%
        20,000      Becton Dickinson & Company.................................................  $    900,000
        13,000      Biomet, Inc.(a) ...........................................................       219,375
        20,000      Cardinal Health, Inc.......................................................     1,087,527
        20,000      ChemFirst, Inc.............................................................       425,000
        13,200      duPont (E.I.) de Nemours & Company.........................................     1,399,200
         6,500      Eli Lilly & Company........................................................       534,625
        18,000      Goodrich (B.F.) Company....................................................       659,250
        15,000      Johnson & Johnson..........................................................       793,125
         3,500      Merck & Company, Inc.......................................................       294,875
         6,679      Mississippi Chemical Corporation...........................................       159,484
        10,000      Schering-Plough Corporation................................................       727,500
        16,000      Schulman (A.), Inc.........................................................       304,000
        22,000      Sigma-Aldrich..............................................................       679,250
                                                                                                --------------

                                                                                                    8,183,211
                                                                                                --------------
                  CONSTRUCTION -- 5.6%
        12,750      Blount, Inc. - Class A.....................................................       525,937
        12,000      Caterpiller, Inc...........................................................       963,000
        20,312      Clayton Homes, Inc.........................................................       258,984
         5,000      Florida Rock Industries, Inc...............................................       163,750
         4,000      Lowe's Companies, Inc......................................................       149,500
        25,600      Valspar Corporation........................................................       736,000
                                                                                                --------------

                                                                                                    2,797,171
                                                                                                --------------
                  CONSUMER PRODUCTS -- 11.7%
        20,632      Archer-Daniels-Midland Company.............................................       368,797
        13,500      Belo (A.H.) Corporation - Class A..........................................       499,500
        12,000      General Motors Corporation.................................................       664,500
        15,000      Gillette Company...........................................................     1,089,375
        10,000      Kimberly-Clark Corporation.................................................       993,750
        10,000      Motorola, Inc..............................................................       603,750
        12,000      Polygram NV................................................................       591,000
         8,500      Procter & Gamble Company...................................................       977,500
                                                                                                --------------

                                                                                                    5,788,172
                                                                                                --------------
                  DURABLE GOODS -- 15.0%
        10,000      AMP, Inc...................................................................       343,750
        12,000      Cabletron Systems, Inc.(a) ................................................       351,000
        26,000      Cisco Systems, Inc.(a) ....................................................     1,251,250
         4,000      Compaq Computer Corp.(a) ..................................................       306,500
         7,000      Cummins Engine Company, Inc. ..............................................       358,750
         7,000      Deere & Company............................................................       304,500
        11,500      General Electric Company ..................................................     1,141,375
         2,500      Intel Corporation..........................................................       347,812
         4,600      International Business Machines Corporation................................       631,925
        10,000      Loral Space & Communications(a) ...........................................       141,250
        14,000      McDonnell Douglas Corporation..............................................       854,000
        16,000      Philips Electronics NV.....................................................       712,000
        11,500      Raytheon Company...........................................................       518,938
         4,000      Shared Medical Systems, Inc................................................       186,000
                                                                                                --------------

                                                                                                    7,449,050
                                                                                                --------------


THE GOVERNMENT STREET EQUITY FUND
PORTFOLIO OF INVESTMENTS (Continued)
===================================================================================================================
     Shares       COMMON STOCKS -- 94.5%                                                              Value
-------------------------------------------------------------------------------------------------------------------


                  FINANCIAL -- 12.0%
         9,195      Aetna, Inc.................................................................  $    789,621
        15,000      AFLAC, Inc.................................................................       562,500
        10,000      American Express Company...................................................       598,750
         3,000      Citicorp...................................................................       324,750
        22,000      Federal Home Loan Mortgage Corporation.....................................       599,500
         8,000      Fleet Financial Group, Inc.................................................       458,000
        14,000      Mellon Bank Corporation....................................................     1,018,500
        35,000      Star Banc Corporation......................................................     1,395,625
         4,000      Travelers, Inc.............................................................       191,500
                                                                                                --------------

                                                                                                    5,938,746
                                                                                                --------------
                  FOOD/BEVERAGES -- 2.9%
        20,000      Coca-Cola Enterprises......................................................     1,147,500
        20,000      Hudson Foods, Inc. - Class A...............................................       312,500
                                                                                                --------------

                                                                                                    1,460,000
                                                                                                --------------
                  METAL AND MINING -- 2.7%
         9,000      Aluminum Company of America................................................       612,000
        17,400      Broken Hill Proprietary Company, LTD.......................................       461,100
         9,543      Freeport McMoran Copper & Gold, Inc. - Class B.............................       289,869
                                                                                                --------------
                                                                                                    1,362,969
                                                                                                --------------
                  OIL/ENERGY -- 10.7%
        12,500      Amoco Corporation..........................................................     1,082,812
        13,000      Chevron Corporation........................................................       905,125
         7,325      Exxon Corporation..........................................................       789,269
         3,000      Halliburton Company........................................................       203,250
        12,500      Kerr McGee Corporation.....................................................       773,437
         9,500      Shell Transport & Trading PLC..............................................       992,750
        10,000      Sonat, Inc.................................................................       545,000
                                                                                                --------------

                                                                                                    5,291,643
                                                                                                --------------
                  PAPER AND FOREST PRODUCTS -- 1.3%
         9,000      Georgia Pacific Corporation................................................       652,500
                                                                                                --------------

                  RETAIL -- 6.0%
         6,000      American Stores Company....................................................       267,000
        11,800      Home Depot, Inc............................................................       631,300
        15,000      Nike, Inc. - Class B.......................................................       930,000
        12,000      Pep Boys - Manny, Moe & Jack...............................................       360,000
         5,000      Wal-Mart Stores, Inc.......................................................       139,375
        15,000      Walgreen Company...........................................................       628,125
                                                                                                --------------


                                                                                                    2,955,800
                                                                                                --------------
                  SERVICES - COMPUTER -- 1.7%
        11,100      Automatic Data Processing, Inc.............................................       464,813
         6,000      Computer Sciences Corporation(a) ..........................................       370,500
                                                                                                --------------


                                                                                                      835,313
                                                                                                --------------
                  TELECOMMUNICATION EQUIPMENT -- .8%
         6,000      Corning, Inc...............................................................       266,250
        10,000      Scientific - Atlanta, Inc..................................................       152,500
                                                                                                --------------


                                                                                                      418,750
                                                                                                --------------
                  TRANSPORTATION -- 1.7%
        16,000      Federal Express Corporation(a) ............................................       834,000
                                                                                                --------------


THE GOVERNMENT STREET EQUITY FUND
PORTFOLIO OF INVESTMENTS (Continued)
===================================================================================================================
     Shares       COMMON STOCKS -- 94.5%                                                              Value
-------------------------------------------------------------------------------------------------------------------


                  UTILITIES -- 5.9%
        14,500      Ameritech Corporation......................................................  $    891,750
        20,000      DPL, Inc...................................................................       482,500
        15,490      Duke Power Company.........................................................       683,496
         8,000      Hong Kong Telecommunications, LTD..........................................       131,000
        14,000      SBC Communications, Inc....................................................       736,750
                                                                                                --------------

                                                                                                    2,925,496
                                                                                                --------------


                  TOTAL COMMON STOCKS (COST $32,661,488) ......................................   $46,892,821
                                                                                                --------------


===================================================================================================================
     Shares       PREFERRED STOCKS -- .1%                                                             Value
-------------------------------------------------------------------------------------------------------------------


                  FINANCIAL -- .1%
           898      Aetna Inc., Convertible....................................................  $     73,861
                                                                                                --------------

                  TOTAL PREFERRED STOCKS (COST $53,129)........................................  $     73,861
                                                                                                --------------


                  TOTAL INVESTMENTS AT VALUE (COST $32,714,617) - 94.6%........................  $ 46,966,682
                                                                                                --------------


===================================================================================================================
      Face
     Amount       REPURCHASE AGREEMENTS(b) -- 5.3%                                                    Value
-------------------------------------------------------------------------------------------------------------------


                    Star Bank,
$    2,618,000        5.25%, dated 03/31/1997, due 04/01/1997,
                      repurchase proceeds $2,618,382 (Cost $2,618,000).........................  $  2,618,000
                                                                                                --------------

                  TOTAL INVESTMENTS AND REPURCHASE AGREEMENTS AT VALUE 99.9%  .................  $ 49,584,682

                  OTHER ASSETS IN EXCESS OF LIABILITIES-- .1% .................................        44,269
                                                                                                --------------

                  NET ASSETS-- 100.0% .........................................................  $ 49,628,951
                                                                                                ==============

(a)  Non-income producing security.

(b)  Joint repurchase agreement is fully collateralized by $20,650,000 GNMA
     II, Pool #8373, 6.50%, due 02/20/2024. The aggregate market value of the collateral at March 31, 1997 was $20,897,370. The Fund's pro-rata interest in the collateral at March 31, 1997 was $2,842,338.

See accompanying notes to the financial statements.


THE GOVERNMENT STREET BOND FUND
PORTFOLIO OF INVESTMENTS
March 31, 1997
===================================================================================================================
    Par Value     U.S. TREASURY AND AGENCY OBLIGATIONS-- 39.7%                                       Value
-------------------------------------------------------------------------------------------------------------------


                  U.S. TREASURY NOTES -- 12.0%
$      975,000      6.75%, due 05/31/1997......................................................  $    976,524
        40,000      8.50%, due 07/15/1997......................................................        40,325
        65,000      8.75%, due 10/15/1997......................................................        65,975
        10,000      7.875%, due 01/15/1998.....................................................        10,137
        70,000      7.875%, due 04/15/1998.....................................................        71,203
        50,000      8.25%, due 07/15/1998......................................................        51,219
       855,000      7.125%, due 10/15/1998.....................................................       864,619
       225,000      7.00%, due 04/15/1999......................................................       227,320
       150,000      6.375%, due 07/15/1999.....................................................       149,672
       100,000      8.00%, due 08/15/1999......................................................       103,187
       200,000      6.00%, due 10/15/1999......................................................       197,688
       250,000      7.50%, due 10/31/1999......................................................       255,391
        50,000      7.875%, due 11/15/1999.....................................................        51,547
       100,000      8.50%, due 02/15/2000......................................................       104,875
        20,000      8.75%, due 08/15/2000......................................................        21,244
        50,000      8.50%, due 11/15/2000......................................................        52,875
       140,000      8.00%, due 05/15/2001......................................................       146,300
       125,000      7.875%, due 08/15/2001.....................................................       130,234
                                                                                                --------------

                                                                                                    3,520,335
                                                                                                --------------
                  U.S. TREASURY STRIPS -- .1%
                    Coupon Treasury Investment Growth Security,
        11,000        due 08/15/1998...........................................................        10,103
                                                                                                --------------

                  FEDERAL HOME LOAN BANK BONDS -- 1.7%
       500,000      7.57%, due 08/19/2004......................................................       513,600
                                                                                                --------------

                  FEDERAL HOME LOAN MORTGAGE CORPORATION BONDS -- 8.8%
       240,000      7.12%, due 09/30/2005......................................................       232,825
       200,000      6.73%, due 01/05/2006......................................................       191,458
       300,000      7.52%, due 04/21/2006......................................................       298,351
       500,000      7.55%, due 04/26/2006......................................................       494,646
       800,000      7.44%, due 09/20/2006......................................................       792,443
       600,000      7.04%, due 01/09/2007......................................................       582,475
                                                                                                --------------

                                                                                                    2,592,198
                                                                                                --------------

                  FEDERAL NATIONAL MORTGAGE ASSOCIATION BONDS -- 10.3%
       750,000      7.85%, due 09/10/1998......................................................       764,785
       100,000      8.45%, due 07/12/1999......................................................       103,850
       100,000      5.98%, due 03/22/2000......................................................        98,138
       650,000      6.85%, due 05/04/2001......................................................       647,204
       175,000      7.90%, due 04/10/2002......................................................       175,000
       250,000      7.00%, due 08/12/2002......................................................       245,219
       500,000      8.00%, due 06/15/2006......................................................       506,462
       500,000      7.36%, due 02/07/2007......................................................       489,737
                                                                                                --------------

                                                                                                    3,030,395
                                                                                                --------------
                  PRIVATE EXPORT FUNDING BONDS -- 1.6%
       470,000      7.90%, due 03/31/2000......................................................       484,854
                                                                                                --------------

                  TENNESSEE VALLEY AUTHORITY BONDS -- 5.2%
       799,000      7.45%, due 10/15/2001......................................................       807,963
       745,000      6.875%, due 01/15/2002.....................................................       740,396
                                                                                                --------------

                                                                                                    1,548,359
                                                                                                --------------

                  TOTAL U.S. TREASURY AND AGENCY OBLIGATIONS (COST $11,906,301) ...............  $ 11,699,844
                                                                                                --------------


THE GOVERNMENT STREET BOND FUND
PORTFOLIO OF INVESTMENTS (Continued)
===================================================================================================================
    Par Value     MORTGAGE-BACKED SECURITIES -- 1.5%                                                  Value
-------------------------------------------------------------------------------------------------------------------


                  FEDERAL NATIONAL MORTGAGE ASSOCIATION -- .3%
$      100,000      Series #G92-40, Class G, 7.00%, due 07/25/2002.............................  $     99,916
                                                                                                --------------

                  GOVERNMENT NATIONAL MORTGAGE ASSOCIATION -- .5%
        32,247      Pool #15032, 7.50%, due 02/15/2007.........................................        31,592
        22,855      Pool #176413, 7.50%, due 09/15/2016........................................        22,392
        43,908      Pool #170784, 8.00%, due 12/15/2016........................................        44,115
        32,518      Pool #181540, 8.00%, due 02/15/2017........................................        32,671
                                                                                                --------------

                                                                                                      130,770
                                                                                                --------------
                  OTHER MORTGAGE-BACKED SECURITIES -- .7%
                    Collateralized Mortgage Securities Corporation,
       200,000           Series 1991-8PF, 7.30%, due 08/20/2020................................       200,902
                                                                                                --------------

                  TOTAL MORTGAGE-BACKED SECURITIES (COST $437,575) ............................  $    431,588
                                                                                                --------------


===================================================================================================================
    Par Value     CORPORATE BONDS -- 53.7%                                                            Value
-------------------------------------------------------------------------------------------------------------------

                  FINANCE -- 26.6%
                    American Express Company,
$      350,000        8.50%, due 08/15/2001....................................................  $    367,987
                                                                                                --------------

                    AmSouth Bancorp,
       425,000        9.375%, due 05/01/1999...................................................       445,200
       300,000        7.75%, due 05/15/2004....................................................       302,356
                                                                                                --------------

                                                                                                      747,556
                                                                                                --------------
                    Associates Corporation, N.A.,
       300,000        8.80%, due 08/01/1998....................................................       308,546
                                                                                                --------------


                    Banc One Corporation,
       600,000        7.00%, due 07/15/2005....................................................       585,532
                                                                                                --------------

                    BankAmerica Corporation,
       496,000        8.375%, due 03/15/2002...................................................       518,319
                                                                                                --------------


                    Bear Stearns Company,
       170,000        9.375%, due 06/01/2001...................................................       183,246
                                                                                                --------------

                    Chevron Capital Corporation,
       500,000        7.45%, due 08/15/2004....................................................       498,056
                                                                                                --------------

                    General Electric Capital Corporation,
       100,000        7.24%, due 01/15/2002....................................................       101,071
       150,000        7.50%, due 03/15/2002....................................................       153,182
                                                                                                --------------
                                                                                                      254,253
                                                                                                --------------
                    Merrill Lynch & Company, Inc.,
       745,000        7.375%, due 08/17/2002...................................................       751,566
                                                                                                --------------

                    J.P. Morgan & Company,
       500,000        7.25%, due 01/15/2002....................................................       502,630
                                                                                                --------------

                    NationsBank,
       550,000        7.625%, due 04/15/2005...................................................       555,208
                                                                                                --------------

                    Regions Financial Corporation,
       350,000        7.80%, due 12/01/2002....................................................       353,102
                                                                                                --------------


THE GOVERNMENT STREET BOND FUND
PORTFOLIO OF INVESTMENTS (Continued)
===================================================================================================================
    Par Value     CORPORATE BONDS -- 53.7%                                                            Value
-------------------------------------------------------------------------------------------------------------------


                    Salomon, Inc.,
$      400,000        7.25%, due 01/15/2000....................................................  $    401,993
       480,000        7.50%, due 02/01/2003....................................................       479,841
                                                                                                --------------

                                                                                                      881,834
                                                                                                --------------
                    Transamerica Financial Corporation,
       785,000        7.50%, due 03/15/2004....................................................       787,846
                                                                                                --------------

                    Wachovia Corporation,
       535,000        7.00%, due 12/15/1999....................................................       537,047
                                                                                                --------------


                  TOTAL FINANCE CORPORATE BONDS ...............................................     7,832,728
                                                                                                --------------

                  INDUSTRIAL -- 23.2%
                    BP America Inc.,
       265,000        8.50%,  due 04/15/2001...................................................       278,731
                                                                                                --------------

                    Campbell Soup Company,
       500,000        6.90%, due 10/15/2006....................................................       487,866
                                                                                                --------------

                    Coca-Cola Company,
       401,000        7.875%,  due 09/15/1998..................................................       408,274
                                                                                                --------------

                    duPont (E.I.) de Nemours & Company,
       150,000        9.15%, due 04/15/2000....................................................       159,201
       300,000        6.75%, due 10/15/2002....................................................       295,334
                                                                                                --------------
                                                                                                      454,535
                                                                                                --------------
                    Hanson Overseas,
     1,100,000        7.375%, due 01/15/2003...................................................     1,100,075
                                                                                                --------------

                    International Business Machines Corporation,
     1,000,000        7.25%, due 11/01/2002....................................................     1,005,990
                                                                                                --------------

                    Kimberly-Clark Corporation,
       240,000        8.625%, due 05/01/2001...................................................       253,824
                                                                                                --------------

                    Limited, Inc.,
       150,000        8.875%, due 08/15/1999...................................................       154,742
                                                                                                --------------

                    Mobil Corporation,
       100,000        8.375%, due 02/12/2001...................................................       104,691
                                                                                                --------------

                    Philip Morris Companies, Inc.,
       150,000        8.75%, due 06/15/1997....................................................       150,856
       305,000        7.375%, due 02/15/1999...................................................       307,605
       175,000        7.75%, due 05/01/1999....................................................       177,660
                                                                                                --------------

                                                                                                      636,121
                                                                                                --------------
                    Procter & Gamble Company,
       150,000        8.70%, due 08/01/2001....................................................       159,232
                                                                                                --------------



                    Raytheon Company,
       800,000        6.50%, due 07/15/2005....................................................       749,411
                                                                                                --------------


THE GOVERNMENT STREET BOND FUND
PORTFOLIO OF INVESTMENTS (Continued)
===================================================================================================================
    Par Value     CORPORATE BONDS -- 53.7%                                                            Value
-------------------------------------------------------------------------------------------------------------------


                    Wal-Mart Stores, Inc.,
$      170,000        9.10%, due 07/15/2000....................................................  $    180,863
       100,000        8.625%, due 04/01/2001...................................................       105,545
       745,000        7.50%, due 05/15/2004....................................................       755,890
                                                                                                --------------

                                                                                                    1,042,298
                                                                                                --------------


                  TOTAL INDUSTRIAL CORPORATE BONDS ............................................     6,835,790
                                                                                                --------------

                  UTILITY -- 3.9%
                    Consolidated Edison,
       785,000        7.60%, due 01/15/2000....................................................       797,871
                                                                                                --------------

                    Emerson Electric Company,
       352,000        6.30%, due 11/01/2005....................................................       330,742
                                                                                                --------------

                  TOTAL UTILITY CORPORATE BONDS ...............................................     1,128,613
                                                                                                --------------

                  TOTAL CORPORATE BONDS (COST $16,104,566) ....................................  $ 15,797,131
                                                                                                --------------

                  TOTAL INVESTMENTS AT VALUE (COST $28,448,442)-- 94.9% ......................   $ 27,928,563
                                                                                                --------------


===================================================================================================================
      Face
     Amount       REPURCHASE AGREEMENTS(a) -- 3.6%                                                    Value
-------------------------------------------------------------------------------------------------------------------


                    Star Bank,
$    1,064,000        5.25%, dated 03/31/1997, due 04/01/1997,
                      repurchase proceeds $1,064,155 (Cost $1,064,000).........................  $  1,064,000
                                                                                                --------------

                  TOTAL INVESTMENTS AND REPURCHASE AGREEMENTS AT VALUE-- 98.5% ................  $ 28,992,563

                  OTHER ASSETS IN EXCESS OF LIABILITIES-- 1.5% ................................       449,902
                                                                                                --------------

                  NET ASSETS-- 100.0% .........................................................  $ 29,442,465
                                                                                                ==============

(a) Joint repurchase agreement is fully collateralized by $20,650,000 GNMA II, Pool #8373, 6.50%, due 02/20/2004. The aggregate market value of the collateral at March 31, 1997 was $20,897,370. The Fund's pro-rata interest in the collateral at March 31, 1997 was $1,155,175.

See accompanying notes to the financial statements.


THE ALABAMA TAX FREE BOND FUND
PORTFOLIO OF INVESTMENTS
March 31, 1997
===================================================================================================================
                  ALABAMA FIXED RATE REVENUE AND GENERAL
    Par Value     OBLIGATION (GO) BONDS-- 96.3%                                                      Value
-------------------------------------------------------------------------------------------------------------------


                  Alabama Housing Finance Auth. Rev.,
$       15,000      6.00%, due 10/01/1997......................................................  $     15,091
       245,000      4.90%, due 10/01/1998......................................................       247,553
                                                                                                --------------

                                                                                                      262,644
                                                                                                --------------
                  Alabama Mental Health Finance Auth. Special Tax,
       300,000      5.00%, due 05/01/2006......................................................       296,541
                                                                                                --------------
                  Alabama State GO,
       200,000      5.90%, due 03/01/1999......................................................       205,700
       100,000      5.70%, due 12/01/2002......................................................       104,563
                                                                                                --------------

                                                                                                      310,263
                                                                                                --------------
                  Alabama State Corrections Institutions Rev.,
       100,000      4.20%, due 04/01/1998......................................................       100,369
                                                                                                --------------


                  Alabama State Industrial Access Road & Bridge Corp. GO,
       100,000      4.00%, due 06/01/1998......................................................        99,893
        85,000      5.25%, due 06/01/2003......................................................        85,885
                                                                                                --------------

                                                                                                      185,778
                                                                                                --------------
                  Alabama State Mun. Elec. Auth. Power Supply Rev.,
       150,000      5.625%, due 09/01/2000.....................................................       154,661
       340,000      5.75%, due 09/01/2001......................................................       353,661
       400,000      6.50%, due 09/01/2005, prerefunded 09/01/2001 at 101.......................       431,156
                                                                                                --------------

                                                                                                      939,478
                                                                                                --------------
                  Alabama State Public School & College Auth. Rev.,
       100,000      4.40%, due 12/01/2000......................................................        99,300
       250,000      5.25%, due 11/01/2005......................................................       252,915
        50,000      5.00%, due 12/01/2005......................................................        49,753
                                                                                                --------------

                                                                                                      401,968
                                                                                                --------------
                  Alabama Water Pollution Control Rev.,
       160,000      3.75%, due 08/15/1997......................................................       159,974
        25,000      7.00%, due 08/15/2001......................................................        26,223
       200,000      6.25%, due 08/15/2004......................................................       215,244
                                                                                                --------------

                                                                                                      401,441
                                                                                                --------------
                  Anniston, AL, GO,
       250,000      5.50%, due 01/01/2004......................................................       258,948
                                                                                                --------------

                  Anniston, AL, Regional Medical Center Board Hospital Rev.,
        30,000      7.375%, due 07/01/2006, ETM................................................        32,438
                                                                                                --------------

                  Auburn University, Alabama Rev.,
        25,000      6.10%, due 06/01/1999......................................................        25,820
        50,000      4.90%, due 06/01/2001......................................................        50,427
       150,000      5.20%, due 06/01/2004......................................................       151,868
       325,000      5.25%, due 04/01/2005......................................................       328,595
                                                                                                --------------

                                                                                                      556,710
                                                                                                --------------
                  Baldwin Co., AL, GO,
       200,000      5.85%, due 08/01/2003......................................................       210,668
       400,000      5.00%, due 02/01/2007......................................................       393,572
                                                                                                --------------

                                                                                                      604,240
                                                                                                --------------
                  Baldwin Co., AL, Board of Education Rev.,
        50,000      5.40%, due 12/01/1998......................................................        50,880
       300,000      5.90%, due 12/01/2001......................................................       309,087
                                                                                                --------------

                                                                                                      359,967
                                                                                                --------------


THE ALABAMA TAX FREE BOND FUND
PORTFOLIO OF INVESTMENTS (Continued)
===================================================================================================================
                  ALABAMA FIXED RATE REVENUE AND GENERAL
    Par Value     OBLIGATION (GO) BONDS-- 96.3%                                                      Value
-------------------------------------------------------------------------------------------------------------------


                  Birmingham, AL, GO,
$      100,000      5.80%, due 04/01/2002......................................................  $    104,038
       200,000      5.90%, due 04/01/2003......................................................       209,548
                                                                                                --------------

                                                                                                      313,586
                                                                                                --------------
                  Birmingham, AL, Special Facilities Rev.,
       100,000      4.45%, due 06/01/1999......................................................       100,015
                                                                                                --------------

                  Birmingham, AL, Industrial Water Board Rev.,
       100,000      5.00%, due 03/01/2001......................................................       100,987
       100,000      6.00%, due 07/01/2007......................................................       106,449
                                                                                                --------------

                                                                                                      207,436
                                                                                                --------------
                  Birmingham, AL, Medical Clinic Board Rev.,
        60,000      7.30%, due 07/01/2005, ETM.................................................        65,339
                                                                                                --------------


                  Birmingham, AL, Waterworks & Sewer Board Rev.,
        50,000      5.90%, due 01/01/2003......................................................        52,424
       400,000      6.15%, due 01/01/2006......................................................       422,152
                                                                                                --------------

                                                                                                      474,576
                                                                                                --------------
                  DCH Health Care Auth. of Alabama Rev.,
        55,000      5.00%, due 06/01/2004......................................................        54,800
                                                                                                --------------


                  Fairhope, AL, Utility, Rev.,
       200,000      5.10%, due 12/01/2008......................................................       195,348
                                                                                                --------------


                  Greenville, AL, GO,
       300,000      5.10%, due 12/01/2009......................................................       290,727
                                                                                                --------------


                  Hoover, AL, Board of Education GO,
       400,000      6.00%, due 02/15/2006......................................................       423,652
                                                                                                --------------

                  Hoover, AL, Board of Education Special Tax,
       200,000      6.625%, due 02/01/2010, prerefunded 02/01/2001 at 102......................       216,804
                                                                                                --------------

                  Houston Co., AL, GO,
       100,000      4.20%, due 10/01/1998......................................................       100,052
       250,000      5.00%, due 07/01/2002......................................................       251,585
                                                                                                --------------

                                                                                                      351,637
                                                                                                --------------
                  Huntsville, AL, GO,
       115,000      5.15%, due 08/01/2000......................................................       116,891
       100,000      5.20%, due 11/01/2000......................................................       101,924
       500,000      5.50%, due 11/01/2002......................................................       516,695
       100,000      5.90%, due 11/01/2005......................................................       105,231
                                                                                                --------------

                                                                                                      840,741
                                                                                                --------------
                  Huntsville, AL, Electric Systems Rev.,
       150,000      6.10%, due 12/01/2000......................................................       157,089
       150,000      5.00%, due 12/01/2003......................................................       150,243
                                                                                                --------------

                                                                                                      307,332
                                                                                                --------------
                  Huntsville, AL, Water Systems Rev.,
       150,000      5.15%, due 05/01/2004......................................................       151,410
       150,000      5.25%, due 05/01/2005......................................................       151,494
                                                                                                --------------

                                                                                                      302,904
                                                                                                --------------


THE ALABAMA TAX FREE BOND FUND
PORTFOLIO OF INVESTMENTS (Continued)
===================================================================================================================
                  ALABAMA FIXED RATE REVENUE AND GENERAL
    Par Value     OBLIGATION (GO) BONDS-- 96.3%                                                      Value
-------------------------------------------------------------------------------------------------------------------


                  Jefferson Co., AL, GO,
$      150,000      5.55%, due 04/01/2002......................................................  $    154,278
       100,000      5.00%, due 04/01/2004......................................................        99,650
                                                                                                --------------
                                                                                                      253,928
                                                                                                --------------

                  Jefferson Co., AL, Board of Education Capital Outlay Warrants,
       300,000      5.70%, due 02/15/2011......................................................       302,727
                                                                                                --------------

                  Jefferson Co., AL, Sewer Rev
       140,000      5.15%, due 09/01/2002......................................................       142,227
        50,000      5.50%, due 09/01/2003......................................................        51,800
       300,000      5.75%, due 09/01/2005......................................................       314,730
                                                                                                --------------
                                                                                                      508,757
                                                                                                --------------

                  Lee Co., AL, GO,
       300,000      5.50%, due 02/01/2007......................................................       306,606
                                                                                                --------------

                  Madison, AL, Board of Education School Warrants,
       100,000      5.00%, due 02/01/1999......................................................       101,210
                                                                                                --------------


                  Madison, AL, Warrants,
       325,000      5.55%, due 04/01/2007......................................................       335,062
                                                                                                --------------


                  Madison Co., AL, Board of Education Capital Outlay Tax Antic. Warrants,
       175,000      5.20%, due 09/01/2004......................................................       177,898
                                                                                                --------------


                  Mobile, AL, GO,
       200,000      5.00%, due 08/15/1998......................................................       202,662
       150,000      5.20%, due 02/15/1999......................................................       152,347
       200,000      5.40%, due 08/15/2000......................................................       205,122
        25,000      6.25%, due 08/01/2001......................................................        26,295
        25,000      6.30%, due 08/01/2001......................................................        26,520
       275,000      6.20%, due 02/15/2007, ETM.................................................       294,687
                                                                                                --------------
                                                                                                      907,633
                                                                                                --------------

                  Mobile, AL, Water & Sewer Commissioners Rev.,
        55,000      6.30%, due 01/01/2003......................................................        58,580
                                                                                                --------------


                  Mobile Co., AL, GO,
        50,000      6.10%, due 02/01/2002, prerefunded 02/01/2000 at 102.......................        52,852
       160,000      6.70%, due 02/01/2011, prerefunded 02/01/2000 at 102.......................       171,816
                                                                                                --------------
                                                                                                      224,668
                                                                                                --------------

                  Mobile Co., AL., Board of Education Capital Outlay Warrants,
       400,000      5.00%, due 03/01/2008......................................................       389,808
                                                                                                --------------

                  Mobile Co., AL, Gas Tax Antic. Warrants Rev.,
       100,000      3.80%, due 02/01/1998......................................................        99,980
       100,000      4.50%, due 02/01/2003......................................................        97,540
                                                                                                --------------

                                                                                                      197,520
                                                                                                --------------


THE ALABAMA TAX FREE BOND FUND
PORTFOLIO OF INVESTMENTS (Continued)
===================================================================================================================
                  ALABAMA FIXED RATE REVENUE AND GENERAL
    Par Value     OBLIGATION (GO) BONDS-- 96.3%                                                      Value
-------------------------------------------------------------------------------------------------------------------


                  Montgomery, AL, GO,
$      200,000      4.25%, due 05/01/1999, ETM.................................................  $    199,128
       200,000      4.70%, due 05/01/2002......................................................       198,478
                                                                                                --------------

                                                                                                      397,606
                                                                                                --------------
                  Montgomery, AL, Waterworks & Sanitation Rev.,
       200,000      5.85%, due 03/01/2003......................................................       208,564
       400,000      5.60%, due 09/01/2009......................................................       405,524
                                                                                                --------------

                                                                                                      614,088
                                                                                                --------------


                  Montgomery Co., AL, GO,
       100,000      5.20%, due 11/01/2006......................................................       100,306
                                                                                                --------------

                  Muscle Shoals, AL, GO,
       400,000      5.60%, due 08/01/2010......................................................       402,548
                                                                                                --------------

                  Opelika, AL, GO,
       100,000      4.60%, due 03/01/2003......................................................        98,552
       100,000      5.30%, due 07/01/2003......................................................       102,339
                                                                                                --------------

                                                                                                      200,891
                                                                                                --------------

                  Shelby Co., AL, GO,
       205,000      5.20%, due 08/01/2000......................................................       208,938
        50,000      5.35%, due 08/01/2001......................................................        51,316
                                                                                                --------------

                                                                                                      260,254
                                                                                                --------------
                  Shelby Co., AL, Hospital Board Rev.,
        35,000      6.60%, due 02/01/2001, ETM.................................................        37,212
        25,000      6.60%, due 02/01/2002, ETM.................................................        26,814
        40,000      6.60%, due 02/01/2003, ETM.................................................        43,263
                                                                                                --------------

                                                                                                      107,289
                                                                                                --------------
                  Shelby Co., AL, Board of Education Capital Outlay Special Tax Warrants,
       100,000      4.80%, due 02/01/1998......................................................       100,791
                                                                                                --------------


                  Tuscaloosa, AL, Board of Education GO,
       100,000      5.10%, due 02/01/2004......................................................       100,623
                                                                                                --------------


                  Tuscaloosa, AL, Board of Education Special Tax Warrants,
        75,000      5.70%, due 02/15/2005......................................................        77,981
       125,000      6.00%, due 02/15/2009......................................................       130,259
                                                                                                --------------
                                                                                                      208,240
                                                                                                --------------

                  University of Alabama General Fee Series A Rev.,
       250,000      4.15%, due 10/01/1999......................................................       248,197
        50,000      5.00%, due 11/01/2000......................................................        50,586
       200,000      5.10%, due 10/01/2002......................................................       202,484
       400,000      5.25%, due 06/01/2010......................................................       391,052
                                                                                                --------------

                                                                                                      892,319
                                                                                                --------------
                  Vestavia Hills, AL, Board of Education Capital Outlay Rev.,
        55,000      5.25%, due 02/01/2004......................................................        55,816
                                                                                                --------------


                  Vestavia Hills, AL, Warrants,
       125,000      4.90%, due 04/01/2005......................................................       123,004
                                                                                                --------------


                  TOTAL ALABAMA (COST $15,999,410) ............................................  $ 16,183,854
                                                                                                --------------


THE ALABAMA TAX FREE BOND FUND
PORTFOLIO OF INVESTMENTS (Continued)
===================================================================================================================
     Shares       MONEY MARKETS -- 2.4%                                                               Value
-------------------------------------------------------------------------------------------------------------------


$      395,867    Star Tax-Free Money Market Fund (Cost $395,867)..............................  $    395,867
                                                                                                -------------

                  TOTAL INVESTMENTS AT VALUE (COST $16,395,277)-- 98.7%  ......................  $ 16,579,721


                  OTHER ASSETS IN EXCESS OF LIABILITIES-- 1.3% ................................       220,937
                                                                                                --------------

                  NET ASSETS-- 100.0% .........................................................  $ 16,800,658
                                                                                                ==============

ETM - Escrowed to maturity.

See accompanying notes to the financial statements.


NOTES TO FINANCIAL STATEMENTS
March 31, 1997
==============================================================================
1.   SIGNIFICANT ACCOUNTING POLICIES

The Government Street Equity Fund, The Government Street Bond Fund, and The Alabama Tax Free Bond Fund (the Funds) are each a no-load series of The Williamsburg Investment Trust (the Trust). The Trust, an open-end management investment company registered under the Investment Company Act of 1940, as amended, was organized as a Massachusetts business trust on July 18, 1988.

The Government Street Equity Fund's investment objective is to seek capital appreciation through the compounding of dividends and capital gains, both realized and unrealized, on its investments in common stocks. Current income is of secondary importance.

The Government Street Bond Fund's investment objectives are to preserve capital, to provide current income and to protect the value of the portfolio against the effects of inflation by limiting investments to fixed income securities in the four highest quality ratings. Capital appreciation is of secondary importance.

The Alabama Tax Free Bond Fund's investment objectives are to provide current income exempt from both federal income taxes and the personal income taxes of Alabama and to preserve capital. Capital appreciation is of secondary importance.

The following is a summary of the Funds' significant accounting policies:

Securities valuation -- The Funds' portfolio securities are valued as of the close of business of the regular session of the New York Stock Exchange (currently 4:00 p.m., Eastern time). Securities which are traded over-the-counter are valued at the last sales price, if available, otherwise, at the last quoted bid price. Securities traded on a national stock exchange are valued based upon the closing price on the principal exchange where the security is traded. It is expected that fixed income securities will ordinarily be traded on the over-the-counter market, and common stocks will ordinarily be traded on a national securities exchange, but may also be traded on the over-the-counter market. When market quotations are not readily available, fixed income securities may be valued on the basis of prices provided by an independent pricing service.

Repurchase agreements -- The Funds generally enter into joint repurchase agreements with other funds within the Trust. The joint repurchase agreement, which is collateralized by U.S. Government obligations, is valued at cost which, together with accrued interest, approximates market value. At the time the Funds enter into the joint repurchase agreement, the Funds take possession of the underlying securities and the seller agrees that the value of the underlying securities, including accrued interest, will at all times be equal to or exceed the face amount of the repurchase agreement. In addition, each Fund actively monitors and seeks additional collateral, as needed.

Share valuation -- The net asset value per share of each Fund is calculated daily by dividing the total value of each Fund's assets, less liabilities, by the number of shares outstanding. The offering price and redemption price per share of each Fund is equal to the net asset value per share.

Investment income -- Interest income is accrued as earned. Dividend income is recorded on the ex-dividend date. Discounts and premiums on securities purchased are amortized in accordance with income tax regulations which approximate generally accepted accounting principles.

Distributions to shareholders -- Dividends arising from net investment income are declared and paid quarterly to shareholders of The Government Street Equity Fund; declared and paid monthly to shareholders of The Government Street Bond Fund; and declared daily and paid monthly to shareholders of The Alabama Tax Free Bond Fund. Net realized short-term capital gains, if any, may be distributed throughout the year and net realized long-term capital gains, if any, are distributed at least once each year. Income distributions and capital gain distributions are determined in accordance with income tax regulations.

Security transactions -- Security transactions are accounted for on trade date. Securities sold are valued on a specific identification basis.

Estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Federal income tax -- It is each Fund's policy to comply with the special provisions of the Internal Revenue Code applicable to regulated investment companies. As provided therein, in any fiscal year in which a Fund so qualifies, and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also each Fund's intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

The following information is based upon the federal income tax cost of portfolio investments of each Fund as of March 31, 1997:


-------------------------------------------------------------------------------------------------------------------
                                                               Government        Government         Alabama
                                                                 Street            Street          Tax Free
                                                               Equity Fund        Bond Fund        Bond Fund
-------------------------------------------------------------------------------------------------------------------


Gross unrealized appreciation............................   $   14,593,143   $      206,157    $     256,957
Gross unrealized depreciation............................         (341,078)        (726,036)         (72,513)
                                                            ---------------  ---------------  ---------------

Net unrealized appreciation (depreciation)...............   $   14,252,065   $     (519,879)  $      184,444
                                                            ===============  ===============  ===============
-------------------------------------------------------------------------------------------------------------------


The tax basis of investments for each Fund is equal to the acquisition cost as shown on the Statements of Assets and Liabilities.

As of March 31, 1997, The Government Street Bond Fund and The Alabama Tax Free Bond Fund had capital loss carryforwards for federal income tax purposes of $307,540, and $200,015, respectively, which expire through the year 2005. In addition, The Government Street Bond Fund realized net capital losses of $90,284 during the period from November 1, 1996 through March 31, 1997, which are treated for federal income tax purposes as arising in the tax year ending March 31, 1998. These capital loss carryforwards and "post-October" losses may be utilized in future years to offset net realized capital gains prior to distributing such gains to shareholders.

2.  INVESTMENT TRANSACTIONS

During the year ended March 31, 1997, purchases and proceeds from sales and maturities of investment securities, other than short-term investments, amounted to $9,860,380 and $8,804,209, respectively, for The Government Street Equity Fund, $6,894,444 and $5,758,302, respectively, for The Government Street Bond Fund, and $2,372,120 and $1,008,079, respectively, for The Alabama Tax Free Bond Fund.

3.  TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISORY AGREEMENT
The Funds' investments are managed by T. Leavell & Associates, Inc. (the Adviser) under the terms of an Investment Advisory Agreement. Under the Investment Advisory Agreement, The Government Street Equity Fund pays the Adviser a fee, which is computed and accrued daily and paid monthly at an annual rate of .60% of its average daily net assets up to $100 million and .50% of such assets in excess of $100 million. The Government Street Bond Fund pays the Adviser a fee at an annual rate of .50% of its average daily net assets up to $100 million and .40% of such net assets in excess of $100 million. The Alabama Tax Free Bond Fund pays the Adviser a fee at an annual rate of .35% of its average daily net assets up to $100 million and .25% of such net assets in excess of $100 million.

The Adviser currently intends to limit the total operating expenses of the Alabama Tax Free Bond Fund to .65% of its average daily net assets. Accordingly, the Adviser voluntarily waived $19,812 of its investment advisory fees from the Fund during the year ended March 31, 1997.

Certain trustees and officers of the Trust are also officers of the Adviser.

ADMINISTRATIVE SERVICES AGREEMENT
Under the terms of an Administrative Services Agreement between the Trust and Countrywide Fund Services, Inc. (CFS), formerly MGF Service Corp., CFS provides administrative, pricing, accounting, dividend disbursing, shareholder servicing and transfer agent services for the Funds. For these services, CFS receives a monthly fee from The Government Street Equity Fund at an annual rate of .20% of its average daily net assets up to $25 million; .175% of the next $25 million of such assets; and .15% of such net assets in excess of $50 million. From The Government Street Bond Fund, CFS receives a monthly fee of .075% of its average daily net assets up to $200 million and .05% of such assets in excess of $200 million. From The Alabama Tax Free Bond Fund, CFS receives a monthly fee of .15% of its average daily net assets up to $200 million and .10% of such assets in excess of $200 million. The fee for each Fund is subject to a $2,000 monthly minimum. In addition, each Fund pays out-of-pocket expenses including, but not limited to, postage, supplies, and costs of pricing the Funds' portfolio securities.

Certain officers of the Trust are also officers of CFS.

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS
==============================================================================

To the Shareholders and Board of Trustees
The Williamsburg Investment Trust
Cincinnati, Ohio

         We have audited the accompanying statements of assets and liabilities of The Government Street Equity Fund, The Government Street Bond Fund and The Alabama Tax Free Bond Fund, (each a series of The Williamsburg Investment Trust), including the portfolios of investments, as of March 31, 1997, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for the periods indicated thereon. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements based on our audits.

         We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 1997 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

         In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Government Street Equity Fund, The Government Street Bond Fund and The Alabama Tax Free Bond Fund, as of March 31, 1997, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and their financial highlights for the periods referred to above, in conformity with generally accepted accounting principles.


                                          Tait, Weller & Baker

Philadelphia, Pennsylvania
April 25, 1997

                           THE GOVERNMENT STREET FUNDS
                         THE ALABAMA TAX FREE BOND FUND

                              No Load Mutual Funds


    INVESTMENT ADVISER
    T. Leavell & Associates, Inc.
    150 Government Street
    Post Office Box 1307
    Mobile, AL 36633

    ADMINISTRATOR
    Countrywide Fund Services, Inc.
    312 Walnut Street
    P.O. Box 5354
    Cincinnati, OH 45201-5354
    1-800-443-4249

    LEGAL COUNSEL
    Sullivan & Worcester LLP
    One Post Office Square
    Boston, MA 02109

    BOARD OF TRUSTEES
    Richard Mitchell, President
    Jack E. Brinson
    Austin Brockenbrough, III
    John T. Bruce
    Charles M. Caravati, Jr. M.D.
    J. Finley Lee, Jr.
    Richard L. Morrill
    Harris V. Morrissette
    Fred T. Tattersall
    Samuel B. Witt, III

    PORTFOLIO MANAGERS
    Thomas W. Leavell,
      The Government Street Funds
    Timothy S. Healey,
      The Alabama Tax Free Bond Fund

                       STATEMENT OF ADDITIONAL INFORMATION


                                  THE JAMESTOWN
                            INTERNATIONAL EQUITY FUND

                                 August 1, 1997


                                   A Series of
                          WILLIAMSBURG INVESTMENT TRUST
                          312 Walnut Street, 21st Floor
                             Cincinnati, Ohio 45202
                            Telephone 1-800-443-4249


                                TABLE OF CONTENTS

INVESTMENT OBJECTIVE AND POLICIES..........................................  2
DESCRIPTION OF BOND RATINGS................................................  9
INVESTMENT LIMITATIONS..................................................... 12
TRUSTEES AND OFFICERS...................................................... 14
INVESTMENT ADVISOR......................................................... 18
SUB-ADVISOR................................................................ 19
ADMINISTRATOR.............................................................. 20
OTHER SERVICES............................................................. 20
BROKERAGE.................................................................. 21
SPECIAL SHAREHOLDER SERVICES............................................... 22
PURCHASE OF SHARES......................................................... 24
REDEMPTION OF SHARES....................................................... 24
NET ASSET VALUE DETERMINATION.............................................. 25
ALLOCATION OF TRUST EXPENSES............................................... 25
ADDITIONAL TAX INFORMATION................................................. 26
CAPITAL SHARES AND VOTING.................................................. 28
CALCULATION OF PERFORMANCE DATA............................................ 29
FINANCIAL STATEMENTS AND REPORTS........................................... 31




This Statement of Additional Information is not a prospectus and should only be read in conjunction with the Prospectus of The Jamestown International Equity Fund (the "Fund") dated August 1, 1997. The Prospectus may be obtained from the Fund, at the address and phone number shown above, at no charge.

                        INVESTMENT OBJECTIVE AND POLICIES

The investment objective and policies of the Fund are described in the Prospectus. Supplemental information about these policies is set forth below. Certain capitalized terms used herein are defined in the Prospectus.

FOREIGN SECURITIES. The Fund will invest primarily in foreign securities, including those traded domestically as American Depository Receipts (ADRs). Foreign securities investment presents special considerations not typically associated with investments in domestic securities. Foreign taxes may reduce income. Currency exchange rates and regulations may cause fluctuation in the value of foreign securities. Foreign securities are subject to different regulatory environments than in the United States and, compared to the United States, there may be a lack of uniform accounting, auditing and financial reporting standards, less volume and liquidity and more volatility, less public information, and less regulation of foreign issuers. Countries have been known to expropriate or nationalize assets, and foreign investments may be subject to political, financial or social instability or adverse diplomatic developments. There may be difficulties in obtaining service of process on foreign issuers and difficulties in enforcing judgments with respect to claims under the U.S. securities laws against such issuers. Favorable or unfavorable differences between U.S. and foreign economies could affect foreign securities values. The U.S. Government has, in the past, discouraged certain foreign investments by U.S. investors through taxation or other restrictions and it is possible that such restrictions could be imposed again.

WARRANTS AND RIGHTS. Warrants are essentially options to purchase equity securities at specific prices and are valid for a specific period of time. Prices of warrants do not necessarily move in concert with the prices of the underlying securities. Rights are similar to warrants but generally have a short duration and are distributed directly by the issuer to its shareholders. Rights and warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. The value of the Fund's portfolio securities which are invested in non-U.S. dollar denominated instruments as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and the Fund may incur costs in connection with conversions between various currencies. The Fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through forward contracts to purchase or sell foreign currencies. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded directly between currency traders (usually large commercial banks) and their customers. The Fund will not, however, hold foreign currency except in connection with purchase and sale of foreign portfolio securities.

The Fund will enter into forward foreign currency exchange contracts as described hereafter. When the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to establish the cost or proceeds relative to another currency. The forward contract may be denominated in U.S. dollars or may be a "cross-currency" contract where the forward contract is denominated in a currency other than U.S. dollars. However, this tends to limit potential gains which might result from a positive change in such currency relationships.

The forecasting of a short-term currency market movement is extremely difficult and the successful execution of a short-term hedging strategy is highly uncertain. The Fund may enter into such forward contracts if, as a result, not more than 50% of the value of its total assets would be committed to such contracts. Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the longer term investment decisions made with regard to overall diversification strategies. However, the Trustees believe that it is important to have the flexibility to enter into forward contracts when the Sub-Advisor determines it to be in the best interests of the Fund. The Custodian will segregate cash, U.S. Government obligations or other liquid high-grade debt obligations in an amount not less than the value of the Fund's total assets committed to foreign currency exchange contracts entered into under this type of transaction. If the value of the segregated securities declines, additional cash or securities will be added on a daily basis, i.e., "marked to market," so that the segregated amount will not be less than the amount of the Fund's commitments with respect to such contracts.

Generally, the Fund will not enter into a forward foreign currency exchange contract with a term of greater than 90 days. At the maturity of the contract, the Fund may either sell the portfolio security and make delivery of the foreign currency, or may retain the security and terminate the obligation to deliver the foreign currency by purchasing an "offsetting" forward contract with the same currency trader obligating the Fund to purchase, on the same maturity date, the same amount of the foreign currency.

It is impossible to forecast with absolute precision the market value of portfolio securities at the expiration of the contract. Accordingly, it may be necessary for the Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the Fund is obligated to deliver.

If the Fund retains the portfolio security and engages in an offsetting transaction, the Fund will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. If the Fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline during the period between entering into a forward contract for the sale of a foreign currency and the date the Fund enters into an offsetting contract for the purchase of the foreign currency, the Fund will realize a gain to the extent the price of the currency the Fund has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Fund will suffer a loss to the extent the price of the currency the Fund has agreed to purchase exceeds the price of the currency the Fund has agreed to sell.

The Fund's dealings in forward foreign currency exchange contracts will be limited to the transactions described above. The Fund is not required to enter into such transactions with regard to its foreign currency-denominated securities and will not do so unless deemed appropriate by the Sub-Advisor. It should also be realized that this method of protecting the value of the Fund's portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities held by the Fund. It simply establishes a rate of exchange which one can achieve at some future point in time. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain which might result should the value of such currency increase.

WRITING COVERED CALL OPTIONS. The Fund may write covered call options on equity securities or futures contracts to earn premium income, to assure a definite price for a security it has considered selling, or to close out options previously purchased. A call option gives the holder (buyer) the right to purchase a security or futures contract at a specified price (the exercise price) at any time until a certain date (the expiration date). A call option is "covered" if the Fund owns the underlying security subject to the call option at all times during the option period. A covered call writer is required to deposit in escrow the underlying security in accordance with the rules of the exchanges on which the option is traded and the appropriate clearing agency.

The writing of covered call options is a conservative investment technique which the Sub-Advisor believes involves relatively little risk. However, there is no assurance that a closing transaction can be effected at a favorable price. During the option period, the covered call writer has, in return for the premium received, given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase, but has retained the risk of loss should the price of the underlying security decline.

The Fund may write covered call options if, immediately thereafter, not more than 30% of its net assets would be committed to such transactions. As long as the Securities and Exchange Commission continues to take the position that unlisted options are illiquid securities, the Fund will not commit more than 15% of its net assets to unlisted covered call transactions and other illiquid securities. The ability of the Fund to write covered call options may be limited by state regulations which require the Fund to commit no more than a specified percentage of its assets to such transactions and the tax requirement that less than 30% of the Fund's gross income be derived from the sale or other disposition of securities held for less than 3 months.

WRITING COVERED PUT OPTIONS. The Fund may write covered put options on equity securities and futures contracts to assure a definite price for a security if it is considering acquiring the security at a lower price than the current market price or to close out options previously purchased. A put option gives the holder of the option the right to sell, and the writer has the obligation to buy, the underlying security at the exercise price at any time during the option period. The operation of put options in other respects is substantially identical to that of call options. When the Fund writes a covered put option, it maintains in a segregated account with its Custodian cash or obligations in an amount not less than the exercise price at all times while the put option is outstanding.

The risks involved in writing put options include the risk that a closing transaction cannot be effected at a favorable price and the possibility that the price of the underlying security may fall below the exercise price, in which case the Fund may be required to purchase the underlying security at a higher price than the market price of the security at the time the option is exercised. The Fund may not write a put option if, immediately thereafter, more than 25% of its net assets would be committed to such transactions.

OPTIONS TRANSACTIONS GENERALLY. Option transactions in which the Fund may engage involve the specific risks described above as well as the following risks: the writer of an option may be assigned an exercise at any time during the option period; disruptions in the markets for underlying instruments could result in losses for options investors; imperfect or no correlation between the option and the securities being hedged; the insolvency of a broker could present risks for the broker's customers; and market imposed restrictions may prohibit the exercise of certain options. In addition, the option activities of the Fund may affect its portfolio turnover rate and the amount of brokerage commissions paid by the Fund. The success of the Fund in using the option strategies described above depends, among other things, on the Sub-Advisor's ability to predict the direction and volatility of price movements in the options, futures contracts and securities markets and the Sub-Advisor's ability to select the proper time, type and duration of the options.

LOANS OF PORTFOLIO SECURITIES. The Fund may lend its portfolio securities; however, the aggregate of portfolio securities loaned will not exceed 25% of the value of the Fund's net assets, measured at the time any such loan is made. Under applicable regulatory requirements (which are subject to change), the loan collateral must, on each business day, at least equal the value of the loaned securities. To be acceptable as collateral, letters of credit must obligate a bank to pay amounts demanded by the Fund if the demand meets the terms of the letter. Such terms and the issuing bank must be satisfactory to the Fund. The Fund receives amounts equal to the interest on loaned securities and also receives one or more of (a) negotiated loan fees, (b) interest on securities used as collateral, or (c) interest on short-term debt securities purchased with such collateral; either type of interest may be shared with the borrower. The Fund may also pay fees to placing brokers as well as custodian and administrative fees in connection with loans. Fees may only be paid to a placing broker provided that the Trustees determine that the fee paid to the placing broker is reasonable and based solely upon services rendered, that the Trustees separately consider the propriety of any fee shared by the placing broker with the borrower, and that the fees are not used to compensate the Advisor, the Sub-Advisor or any affiliated person of the Trust or an affiliated person of the Advisor, the Sub-Advisor or other affiliated person. The terms of the Fund's loans must meet applicable tests under the Internal Revenue Code and permit the

Fund to reacquire loaned securities on five days' notice or in time to vote on any important matter.

REPURCHASE AGREEMENTS. The Fund may acquire U.S. Government Securities subject to repurchase agreements. A repurchase transaction occurs when, at the time the Fund purchases a security (normally a U.S. Treasury obligation), it also resells it to the vendor (normally a member bank of the Federal Reserve System or a registered Government Securities dealer) and must deliver the security (and/or securities substituted for them under the repurchase agreement) to the vendor on an agreed upon date in the future. Such securities, including any securities so substituted, are referred to as the "Repurchase Securities." The repurchase price exceeds the purchase price by an amount which reflects an agreed upon market interest rate effective for the period of time during which the repurchase agreement is in effect.

The majority of these transactions run day to day and the delivery pursuant to the resale typically will occur within one to five days of the purchase. The Fund's risk is limited to the ability of the vendor to pay the agreed upon sum upon the delivery date; in the event of bankruptcy or other default by the vendor, there may be possible delays and expenses in liquidating the instrument purchased, decline in its value and loss of interest. These risks are minimized when the Fund holds a perfected security interest in the Repurchase Securities and can therefore sell the instrument promptly. Under guidelines issued by the Trustees, the Sub-Advisor will carefully consider the creditworthiness during the term of the repurchase agreement. Repurchase agreements are considered as loans collateralized by the Repurchase Securities, such agreements being defined as "loans" under the Investment Company Act of 1940 (the "1940 Act"). The return on such "collateral" may be more or less than that from the repurchase agreement. The market value of the resold securities will be monitored so that the value of the "collateral" is at all times as least equal to the value of the loan, including the accrued interest earned thereon. All Repurchase Securities will be held by the Fund's custodian either directly or through a securities depository.

DESCRIPTION OF MONEY MARKET INSTRUMENTS. Money market instruments may include U.S. Government Securities or corporate debt obligations (including those subject to repurchase agreements) as described herein, provided that they mature in thirteen months or less from the date of acquisition and are otherwise eligible for purchase by the Fund. Money market instruments also may include Bankers' Acceptances and Certificates of Deposit of domestic branches of U.S. banks, Commercial Paper and Variable Amount Demand Master Notes ("Master Notes"). BANKERS' ACCEPTANCES are time drafts drawn on and

"accepted" by a bank, are the customary means of effecting payment for merchandise sold in import-export transactions and are a source of financing used extensively in international trade. When a bank "accepts" such a time draft, it assumes liability for its payment. When the Fund acquires a Bankers' Acceptance, the bank which "accepted" the time draft is liable for payment of interest and principal when due. The Bankers' Acceptance, therefore, carries the full faith and credit of such bank. A CERTIFICATE OF DEPOSIT ("CD") is an unsecured interest-bearing debt obligation of a bank. CDs acquired by the Fund would generally be in amounts of $100,000 or more. COMMERCIAL PAPER is an unsecured, short term debt obligation of a bank, corporation or other borrower. Commercial Paper maturity generally ranges from two to 270 days and is usually sold on a discounted basis rather than as an interest-bearing instrument. The Fund will invest in Commercial Paper only if it is rated in the highest rating category by any nationally recognized statistical rating organization ("NRSRO") or, if not rated, the issuer must have an outstanding unsecured debt issue rated in the three highest categories by any NRSRO or, if not so rated, be of equivalent quality in the Sub-Advisor's assessment. Commercial Paper may include Master Notes of the same quality. MASTER NOTES are unsecured obligations which are redeemable upon demand of the holder and which permit the investment of fluctuating amounts at varying rates of interest. Master Notes are acquired by the Fund only through the Master Note program of the Fund's custodian, acting as administrator thereof. The Sub-Advisor will monitor, on a continuous basis, the earnings power, cash flow and other liquidity ratios of the issuer of a Master Note held by the Fund.

U.S. GOVERNMENT SECURITIES. The Fund may invest in debt obligations which are issued or guaranteed by the U.S. Government, its agencies and instrumentalities ("U.S. Government Securities") as described herein. U.S. Government Securities include the following securities: (1) U.S. Treasury obligations of various interest rates, maturities and issue dates, such as U.S. Treasury bills (mature in one year or less), U.S. Treasury notes (mature in one to seven years), and U.S. Treasury bonds (mature in more than seven years), the payments of principal and interest of which are all backed by the full faith and credit of the U.S. Government; (2) obligations issued or guaranteed by U.S. Government agencies or instrumentalities, some of which are backed by the full faith and credit of the U.S. Government, e.g., obligations of the Government National Mortgage Association ("GNMA"), the Farmers Home Administration and the Export Import Bank; some of which do not carry the full faith and credit of the U.S. Government but which are supported by the right of the issuer to borrow from the U.S. Government, e.g., obligations of the Tennessee Valley Authority, the U.S. Postal Service, the Federal National Mortgage Association ("FNMA"), and the Federal Home Loan Mortgage Corporation ("FHLMC"); and some of which are backed only by the credit of the issuer itself, e.g., obligations of the Student Loan Marketing Association, the Federal Home Loan Banks and the Federal Farm Credit Bank; and (3) any of the foregoing purchased subject to repurchase agreements as described herein. The Fund does not intend to invest in "zero coupon" Treasury securities. The guarantee of the U.S. Government does not extend to the yield or value of the Fund's shares.

Obligations of GNMA, FNMA and FHLMC may include direct pass-through "Certificates," representing undivided ownership interests in pools of mortgages. Such Certificates are guaranteed as to payment of principal and interest (but not as to price and yield) by the U.S. Government or the issuing agency. Mortgage Certificates are subject to more rapid prepayment than their stated maturity date would indicate; their rate of prepayment tends to accelerate during periods of declining interest rates and, as a result, the proceeds from such prepayments may be reinvested in instruments which have lower yields. To the extent such securities were purchased at a premium, such prepayments could result in capital losses. The U.S. Government does not guarantee premiums and market value of U.S. Government Securities.

FORWARD COMMITMENT AND WHEN-ISSUED SECURITIES. The Fund may purchase securities on a when-issued basis or for settlement at a future date if the Fund holds sufficient assets to meet the purchase price. In such purchase transactions the Fund will not accrue interest on the purchased security until the actual settlement. Similarly, if a security is sold for a forward date, the Fund will accrue the interest until the settlement of the sale. When-issued security purchases and forward commitments have a higher degree of risk of price movement before settlement due to the extended time period between the execution and settlement of the purchase or sale. As a result, the exposure to the counterparty of the purchase or sale is increased. Although the Fund would generally purchase securities on a forward commitment or when-issued basis with the intention of taking delivery, the Fund may sell such a security prior to the settlement date if the Sub-Advisor felt such action was appropriate. In such a case, the Fund could incur a short-term gain or loss.

                           DESCRIPTION OF BOND RATINGS

The various ratings used by the NRSROs are described below. A rating by an NRSRO represents the organization's opinion as to the credit quality of the security being traded. However, the ratings are general and are not absolute standards of quality or guarantees as to the creditworthiness of an issuer. Consequently, the Sub-Advisor believes that the quality of fixed-income securities in which the Fund may invest should be continuously reviewed and that individual analysts give different weightings to the various factors involved in credit analysis. A rating is not a recommendation to purchase, sell or hold a security because it does not take into account market value or suitability for a particular investor. When a security has received a rating from more than one NRSRO, each rating is evaluated independently. Ratings are based on current information furnished by the issuer or obtained by the NRSROs from other sources that they consider reliable. Ratings may be changed, suspended or withdrawn as a result of changes in or unavailability of such information, or for other reasons.

DESCRIPTION OF MOODY'S INVESTORS SERVICE, INC.'S BOND RATINGS:

         AAA: Bonds rated Aaa are judged to be of the best quality. These bonds carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         AA: Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large in Aa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements that make the long term risks appear somewhat larger than in Aaa securities.

         A: Bonds rated A possess many favorable investment attributes and are to be considered upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present that suggest a susceptibility to impairment sometime in the future.

         BAA: Bonds rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Moody's applies numerical modifiers (1,2 and 3) with respect to bonds rated Aa, A and Baa. The modifier 1 indicates that the bond being rated ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the bond ranks in the lower end of its generic rating category.

DESCRIPTION OF STANDARD & POOR'S RATINGS GROUP'S BOND RATINGS:

         AAA: This is the highest rating assigned by Standard &
Poor's to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

         AA: Bonds rated AA also qualify as high quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

         A: Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

         BBB: Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

To provide more detailed indications of credit quality, the AA, A and BBB ratings may be modified by the addition of a plus or minus sign to show relative standing within these major rating categories.

DESCRIPTION OF FITCH INVESTORS SERVICE INC.'S BOND RATINGS:

         AAA: Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

         AA: Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA.

         A: Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

         BBB: Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore, impair timely payment.

To provide more detailed indications of credit quality, the AA, A and BBB ratings may be modified by the addition of a plus or minus sign to show relative standing within a rating category.

DESCRIPTION OF DUFF & PHELPS CREDIT RATING CO.'S BOND RATINGS:

         AAA: This is the highest rating credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

          AA: Bonds rated AA are considered to be of high credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

           A:  Bonds rated A have average protection factors.
However risk factors are more variable and greater in periods of economic stress.

         BBB: Bonds rated BBB have below average protection factors, but are considered sufficient for prudent investment. There is considerable variability in risk during economic cycles.

                             INVESTMENT LIMITATIONS

The Fund has adopted the following investment limitations which cannot be changed without approval by holders of a majority of the outstanding voting shares of the Fund. A "majority" for this purpose, means the lesser of (i) 67% of the Fund's outstanding shares represented in person or by proxy at a meeting at which more than 50% of its outstanding shares are represented, or (ii) more than 50% of its outstanding shares.

Under these limitations, the Fund MAY NOT:

(1) Invest more than 5% of the value of its total assets in the securities of any one corporate issuer or purchase more than 10% of the outstanding voting securities or of any class of securities of any one corporate issuer;

(2) Invest 25% or more of the value of its total assets in any one industry or group of industries (except that securities of the U.S. Government, its agencies and instrumentalities are not subject to these limitations);

(3) Invest in the securities of any issuer if any of the officers or trustees of the Trust or its Advisor or Sub- Advisor who own beneficially more than 1/2 of 1% of the outstanding securities of such issuer together own more than 5% of the outstanding securities of such issuer;

(4) Invest for the purpose of exercising control or management of another issuer;

(5) Invest in interests in real estate, real estate mortgage loans, oil, gas or other mineral exploration or development programs, except that the Fund may invest in the securities of companies (other than those which are not readily marketable) which own or deal in such things, and the Fund may invest in certain mortgage backed securities as described in the Prospectus under "Investment Objective, Investment Policies and Risk Considerations";

(6) Underwrite securities issued by others, except to the extent the Fund may be deemed to be an underwriter under the federal securities laws in connection with the disposition of portfolio securities;

(7) Purchase securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance of transactions);

(8) Make short sales of securities or maintain a short position, except short sales "against the box." (A short sale is made by selling a security the Fund does not own. A short sale is "against the box" to the extent that the Fund contemporaneously owns or has the right to obtain at no added cost securities identical to those sold short.);

(9) Make loans of money or securities, except that the Fund may (a) make loans of its portfolio securities in amounts not in excess of 25% of its net assets, and (b) invest in repurchase agreements;

(10) Issue senior securities, borrow money or pledge its assets, except that it may borrow from banks as a temporary measure
         (a) for extraordinary or emergency purposes, in amounts not exceeding 5% of the Fund's total assets, or (b) in order to meet redemption requests which might otherwise require untimely disposition of portfolio securities if, immediately after such borrowing, the value of the Fund's assets, including all borrowings then outstanding, less its liabilities (excluding all borrowings), is equal to at least 300% of the aggregate amount of borrowings then outstanding, and may pledge its assets to secure all such borrowings;

(11) Invest in securities of issuers which have a record of less than three years' continuous operation (including predecessors and, in the case of bonds, guarantors);

(12) Invest more than 15% of its net assets in illiquid securities, including repurchase agreements maturing in over seven days, and other securities for which there is no established market or for which market quotations are not readily available; or

(13) Purchase or sell puts, calls options, futures, straddles, commodities, commodities contracts or commodities futures contracts, except as described in the Prospectus and this Statement of Additional Information.

Percentage restrictions stated as an investment policy or investment limitation apply at the time of investment; if a later increase or decrease in percentage beyond the specified limits results from a change in securities values or total assets, it will not be considered a violation. However, in the case of the borrowing limitation (limitation number 10, above) the Fund will, to the extent necessary, reduce its existing borrowings to comply with the limitation.

While the Fund has reserved the right to make short sales "against the box" (limitation number 8, above), the Sub-Advisor has no present intention of engaging in such transactions at this time or during the coming year.

                              TRUSTEES AND OFFICERS

Following are the Trustees and executive officers of the Williamsburg Investment Trust (the "Trust"), their present position with the Trust or Funds, age, principal occupation during the past 5 years and their aggregate compensation from the Trust for the fiscal year ended March 31, 1997:

Name, Position,                               Principal Occupation                          Compensation
AGE  AND ADDRESS                              DURING PAST 5 YEARS                           FROM THE  TRUST
------------------                            --------------------                          ---------------
Austin Brockenbrough III (60)                 President and Managing                        None
 Trustee**                                    Director of Lowe, Brockenbrough
President                                     & Tattersall, Inc.,
The Jamestown International Equity                                                          Richmond, Virginia;
The Jamestown Tax Exempt Virginia Fund                                                      Director of Tredegar Industries,
6620 West Broad Street                        Inc. (plastics manufacturer) and
Suite 300                                     Wilkinson O'Grady & Co. Inc.
Richmond, Virginia  23230                     (global asset manager); Trustee
                                              of University of Richmond


                                             - 14 -


John T. Bruce (age 43)                        Principal of                                  None
Trustee and Chairman**                        Flippin, Bruce & Porter, Inc.,
Vice President                                Lynchburg, Virginia
FBP Contrarian Balanced Fund
FBP Contrarian Equity Fund
800 Main Street
Lynchburg, Virginia 24504

Charles M. Caravati, Jr. (60)                 Physician                                     $8,000
Trustee**                                     Dermatology Associates of
5600 Grove Avenue                             Virginia, P.C.,
Richmond, Virginia   23226                    Richmond, Virginia

J. Finley Lee (age 57)                        Julian Price Professor Emeritus of            $8,000
Trustee                                       Business Administration
614 Croom Court                               University of North Carolina,
Chapel Hill, North Carolina 27514             Chapel Hill, North Carolina;
                                              Director of Montgomery Mutual
                                              Insurance Co.

Richard Mitchell (age 48)                     Principal of                                  None
Trustee**                                     T. Leavell &  Associates, Inc.
President                                     Mobile, Alabama
The Government Street Bond Fund
The Government Street Equity Fund
The Alabama Tax Free Bond Fund
150 Government Street
Mobile, Alabama  36602

Richard L. Morrill (age 58)                   President of                                   $8,000
Trustee                                       University of Richmond,
7000 River Road                               Richmond, Virginia;
Richmond, Virginia  23229                     Director of Central Fidelity Banks, Inc.
                                              and Tredegar Industries, Inc.

Harris V. Morrissette (age 37)                President of                                   $7,000
Trustee                                       Marshall Biscuit Co. Inc.,
1500 S. Beltline Hwy.                         Mobile, Alabama;
Mobile, Alabama   36693                       President of Azalea Aviation, Inc
                                              (airplane fueling); Director of
                                              Bank of Mobile


                                             - 15 -


Fred T. Tattersall (age 48)                   Managing Director of                          None
Trustee**                                     Lowe, Brockenbrough & Tattersall
President                                     Strategic Advisors, Inc.,
The Jamestown Bond Fund                       Richmond, Virginia
The Jamestown Short Term Bond Fund
6620 West Broad Street
Suite 300
Richmond, Virginia  23230

Erwin H. Will, Jr. (age 64)                   Chief Investment Officer of                   None
Trustee                                       Virginia Retirement System,
P.O. Box 2500                                 Richmond, Virginia
Richmond, Virginia 23218

Samuel B. Witt III (age 61)                   Senior Vice President and                     $6,500
Trustee                                       General Counsel of Stateside
2300 Clarendon Blvd.                          Associates, Inc., Arlington,
Suite 407                                     Virginia; Director of The Swiss
Arlington, Virginia 22201                     Helvetic Fund, Inc. (closed-end
                                              investment company)

Charles M. Caravati III (age 31)              Assistant Portfolio Manager of
Vice President                                Lowe, Brockenbrough & Tattersall, Inc.,
The Jamestown International Equity Fund       Richmond, Virginia
6620 West Broad Street
Suite 300
Richmond, Virginia 23230

John M. Flippin (age 55)                      Principal of
President                                     Flippin, Bruce & Porter, Inc.,
FBP Contrarian Balanced Fund                  Lynchburg, Virginia
FBP Contrarian Equity Fund
800 Main Street
Lynchburg, Virginia  24504

Timothy S. Healey (age 44)                    Vice President of
Vice President                                T. Leavell & Associates, Inc.,
The Alabama Tax Free Bond Fund                Mobile, Alabama
150 Government Street
Mobile, Alabama 36602

R. Gregory Porter, III (age 56)               Principal of
Vice President                                Flippin, Bruce & Porter, Inc.,
FBP Contrarian Balanced Fund                  Lynchburg, Virginia
FBP Contrarian Equity Fund
800 Main Street
Lynchburg, Virginia  24504


                                             - 16 -


Mark J. Seger (age 35)                        Vice President of Countrywide Fund Services,
Treasurer                                     Inc. and Countrywide Financial Services, Inc.;
312 Walnut Street, 21st Floor                 Treasurer, Countrywide Investment Trust,
Cincinnati, Ohio 45202                        Countrywide Tax-Free Trust and Countrywide
                                              Strategic Trust,
                                              Cincinnati, Ohio

Henry C. Spalding, Jr. (age 59)               Executive Vice President of
President                                     Lowe, Brockenbrough & Tattersall, Inc.,
The Jamestown Balanced Fund                   Richmond, Virginia
The Jamestown Equity Fund
6620 West Broad Street
Suite 300
Richmond, Virginia  23230

John F. Splain (age 40)                       Vice President, General Counsel and Secretary
Secretary                                     of Countrywide Fund Services, Inc.; General
312 Walnut Street, 21st Floor                 Counsel and Secretary, Countrywide
Cincinnati, Ohio 45202                        Investments, Inc. and Countrywide Financial
                                              Services, Inc.; Secretary, Countrywide Investment
                                              Trust, Countrywide Tax-Free Trust
                                              and Countrywide Strategic Trust,
                                              Cincinnati, Ohio

Ernest H. Stephenson, Jr. (age 52)            Vice President
Vice President                                Lowe, Brockenbrough & Tattersall, Inc.,
The Jamestown Balanced Fund                   Richmond, Virginia
The Jamestown Equity Fund
6620 West Broad St.
Suite 300
Richmond, Virginia 23230

Connie R. Taylor (age 46)                     Administrator
Vice President                                Lowe, Brockenbrough & Tattersall, Inc.,
The Jamestown Balanced Fund                   Richmond, Virginia
The Jamestown Equity Fund
6620 West Broad Street
Suite 300
Richmond, Virginia 23230

Craig D. Truitt (age 38)                      Senior Vice President
Vice President                                Lowe, Brockenbrough & Tattersall
The Jamestown Bond Fund                       Strategic Advisors, Inc.,
The Jamestown Short Term Bond Fund            Richmond, Virginia
6620 West Broad Street
Suite 300
Richmond, Virginia 23230


                                             - 17 -


Beth Ann Walk (age 38)                        Portfolio Manager of
Vice President                                Lowe, Brockenbrough & Tattersall, Inc.,
The Jamestown Tax Exempt Virginia Fund        Richmond, Virginia
6620 West Broad Street
Suite 300
Richmond, Virginia 23230

-----------------------------

**Indicates that Trustee is an Interested Person for purposes of the 1940 Act. Charles M. Caravati, Jr. is the father of Charles M. Caravati III.

Messrs. Lee, Morrill, Morrissette, Will and Witt constitute the Trust's Nominating Committee. Messrs. Caravati, Lee, Morrill, Morrissette, Will and Witt constitute the Trust's Audit Committee. The Audit Committee reviews annually the nature and cost of the professional services rendered by the Trust's independent accountants, the results of their year-end audit and their findings and recommendations as to accounting and financial matters, including the adequacy of internal controls. On the basis of this review the Audit Committee makes recommendations to the Trustees as to the appointment of independent accountants for the following year.

PRINCIPAL HOLDERS OF VOTING SECURITIES. As of July 11, 1997, the Trustees and Officers of the Trust as a group owned beneficially (i.e., had voting and/or investment power) 3.2% of the then outstanding shares of the Fund. On the same date, Oechsle International Advisors, L.P. Profit Sharing Trust owned of record 6.1% of the then outstanding shares of the Fund.

                               INVESTMENT ADVISOR

Lowe, Brockenbrough & Tattersall, Inc. (the "Advisor") performs management, statistical, portfolio advisor selection and general investment supervisory services for the Fund pursuant to an Investment Advisory Agreement (the Advisory Agreement"). The Advisory Agreement is effective until February 28, 1999 and will be renewed thereafter for one year periods only so long as such renewal and continuance is specifically approved at least annually by the Board of Trustees or by vote of a majority of the Fund's outstanding voting securities, provided the continuance is also approved by a majority of the Trustees who are not "interested persons" of the Trust or the Advisor by vote cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement is terminable without penalty on sixty days notice by the Board of Trustees of the Trust or by the Advisor. The Advisory Agreement provides that it will terminate automatically in the event of its assignment.

Compensation of the Advisor is at the annual rate of 1.00% of the Fund's average daily net assets. The Advisor currently intends to waive its advisory fees to the extent necessary to limit the total operating expenses of the Fund to 1.60% per annum of its average daily net assets. However, there is no assurance that any voluntary fee waivers will continue in the current or future fiscal years, and expenses of the Fund may therefore exceed 1.60% of its average daily net assets. For the fiscal period ended March 31, 1997, the Fund paid the Advisor advisory fees of $211,861 (which was net of voluntary fee waivers of $29,007).

The Advisor, organized as a Virginia corporation in 1970, is controlled by its sole shareholder, Austin Brockenbrough III. In addition to acting as Advisor to the Fund, the Advisor serves as investment advisor to three additional investment companies, the subjects of separate prospectuses, and also provides investment advice to corporations, trusts, pension and profit sharing plans, other business and institutional accounts and individuals.

The Advisor also provides, at its own expense, certain Executive Officers to the Trust, and pays the entire cost of distributing Fund shares.

The Advisor may compensate dealers or others based on sales of shares of the Fund to clients of such dealers or others or based on the average balance of all accounts in the Fund for which such dealers or others are designated as the person responsible for the account.

                                   SUB-ADVISOR

Oechsle International Advisors, L.P. (the "Sub-Advisor") supervises the Fund's investments pursuant to a Sub-Advisory Agreement (the "Sub-Advisory Agreement") between the Sub-Advisor, the Advisor and the Trust. The Sub-Advisory Agreement is effective until February 28, 1999 and will be renewed thereafter for one year periods only so long as such renewal and continuance is specifically approved at least annually by the Board of Trustees or by vote of a majority of the Fund's outstanding voting securities, provided the continuance is also approved by a majority of the Trustees who are not "interested persons" of the Trust, the Advisor or the Sub-Advisor by vote cast in person at a meeting called for the purpose of voting on such approval. The Sub-Advisory Agreement is terminable without penalty on sixty days notice by the Board of Trustees of the Trust, by the Advisor or by the Sub-Advisor. The Sub-Advisory Agreement provides that it will terminate automatically in the event of its assignment.


Compensation of the Sub-Advisor is paid by the Advisor (not the Fund) in the amount of one-half of the advisory fee (net of any waivers) received by the Advisor. Compensation payable to the Sub-Advisor for the fiscal period ended March 31, 1997 was $105,930.

The Sub-Advisor provides a continuous investment program for the Fund, including investment research and management with respect to all securities, investments, cash and cash equivalents of the Fund. The Sub-Advisor determines what securities and other investments will be purchased, retained or sold by the Fund, and does so in accordance with the investment objective and policies of the Fund as described herein and in the Prospectus. The Sub- Advisor places all securities orders for the Fund, determining with which broker, dealer, or issuer to place the orders.

The Sub-Advisor must adhere to the brokerage policies of the Fund in placing all orders, the substance of which policies are that the Sub-Advisor must seek at all times the most favorable price and execution for all securities brokerage transactions.

                                  ADMINISTRATOR


Countrywide Fund Services, Inc. (the "Administrator") maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of the Fund's shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions. The Administrator also provides accounting and pricing services to the Fund and supplies non-investment related statistical and research data, internal regulatory compliance services and executive and administrative services. The Administrator supervises the preparation of tax returns, reports to shareholders of the Fund, reports to and filings with the Securities and Exchange Commission and state securities commissions, and materials for meetings of the Board of Trustees.


For the performance of these administrative services, the Fund pays the Administrator a fee at the annual rate of 0.25% of the average value of its daily net assets up to $25,000,000, 0.225% of such assets from $25,000,000 to $50,000,000 and 0.20% of such assets in excess of $50,000,000; provided, however, that the minimum fee is $4,000 per month. In addition, the Fund pays out-of-pocket expenses, including but not limited to, postage, envelopes, checks, drafts, forms, reports, record storage and communication lines.


For the fiscal period ended March 31, 1997, the Administrator received fees of $59,209 from the Fund.


                                 OTHER SERVICES

The firm of Tait, Weller & Baker, Two Penn Center Plaza, Philadelphia, Pennsylvania 19102, has been retained by the Board of Trustees to perform an independent audit of the books and records of the Trust, to prepare the Fund's federal and state tax returns and to consult with the Trust as to matters of accounting and federal and state income taxation.


The Custodian of the Fund's assets is Northern Trust Company, 50 South LaSalle Street, Chicago, IL 60675. The Custodian holds all cash and securities of the Fund (either in its possession or in its favor through "book entry systems" authorized by the Trustees in accordance with the 1940 Act), collects all income and effects all securities transactions on behalf of the Fund.


                                    BROKERAGE

It is the Fund's practice to seek the best price and execution for all portfolio securities transactions. The Sub-Advisor (subject to the general supervision of the Board of Trustees and the Advisor) directs the execution of the Fund's portfolio transactions. The Sub-Advisor may effect Fund portfolio transactions with broker-dealers which may be interested persons of the Fund, the Trust, any Trustee, officer or director of the Trust or its investment advisors or any interested person of such persons.

The Fund's common stock portfolio transactions will normally be exchange traded and will be effected through broker-dealers who will charge brokerage commissions. With respect to securities traded only in the over-the-counter market, orders will be executed on a principal basis with primary market makers in such securities except where better prices or executions may be obtained on an agency basis or by dealing with other than a primary market maker.


For the fiscal period ended March 31, 1997, the total amount of brokerage commissions paid by the Fund was $203,458.


While there is no formula, agreement or undertaking to do so, the Sub-Advisor may allocate a portion of the Fund's brokerage commissions to persons or firms providing the Sub-Advisor with research services, which may typically include, but are not limited to, investment recommendations, financial, economic, political, fundamental and technical market and interest rate data, and other statistical or research services. Much of the information so obtained may also be used by the Sub-Advisor for the benefit of the other clients it may have. Conversely, the Fund may benefit from such transactions effected for the benefit of other clients. In all cases, the Sub-Advisor is obligated to effect transactions for the Fund based upon obtaining the most favorable price and execution. Factors considered by the Advisor in determining whether the Fund will receive the most favorable price and execution include, among other things: the size of the order, the broker's ability to effect and settle the transaction promptly and efficiently and the Sub-Advisor's perception of the broker's reliability, integrity and financial condition.

                          SPECIAL SHAREHOLDER SERVICES

As noted in the Prospectus, the Fund offers the following shareholder services:

REGULAR ACCOUNT. The regular account allows for voluntary investments to be made at any time. Available to individuals, custodians, corporations, trusts, estates, corporate retirement plans and others, investors are free to make additions and withdrawals to or from their account as often as they wish. When an investor makes an initial investment in the Fund, a shareholder account is opened in accordance with the investor's registration instructions. Each time there is a transaction in a shareholder account, such as an additional investment or the reinvestment of a dividend or distribution, the shareholder will receive a statement showing the current transaction and all prior transactions in the shareholder account during the calendar year to date.

AUTOMATIC INVESTMENT PLAN. The automatic investment plan enables shareholders to make regular monthly or quarterly investment in shares through automatic charges to their checking account. With shareholder authorization and bank approval, the Administrator will automatically charge the checking account for the amount specified ($100 minimum) which will be automatically invested in shares at the public offering price on or about the last business day of the month or quarter. The shareholder may change the amount of the investment or discontinue the plan at any time by writing to the Administrator.

SYSTEMATIC WITHDRAWAL PLAN. Shareholders owning shares with a value of $25,000 or more may establish a Systematic Withdrawal Plan. A shareholder may receive monthly or quarterly payments, in amounts of not less than $100 per payment, by authorizing the Fund to redeem the necessary number of shares periodically (each month, or quarterly in the months of March, June, September and December). Checks will be made payable to the designated recipient and mailed within 7 days of the valuation date. If the designated recipient is other than the registered shareholder, the signature of each shareholder must be guaranteed on the application (see "Signature Guarantees"). A corporation (or partnership) must also submit a "Corporate Resolution" (or "Certification of Partnership") indicating the names, titles and required number of signatures authorized to act on its behalf. The application must be signed by a duly authorized officer(s) and the corporate seal affixed. No redemption fees are charged to shareholders under this plan. Costs in conjunction with the administration of the plan are borne by the Fund. Shareholders should be aware that such systematic withdrawals may deplete or use up entirely their initial investment and may result in realized long-term or short-term capital gains or losses. The Systematic Withdrawal Plan may be terminated at any time by the Fund upon sixty days' written notice or by a shareholder upon written notice to the Fund. Applications and further details may be obtained by calling the Fund at 1-800-443-4249, or by writing to:
                     The Jamestown International Equity Fund
                              Shareholder Services
                                  P.O. Box 5354
                           Cincinnati, Ohio 45201-5354

PURCHASES IN KIND. The Fund may accept securities in lieu of cash in payment for the purchase of shares of the Fund. The acceptance of such securities is at the sole discretion of the Sub-Advisor based upon the suitability of the securities accepted for inclusion as a long term investment of the Fund, the marketability of such securities, and other factors which the Sub-Advisor may deem appropriate. If accepted, the securities will be valued using the same criteria and methods as described in "How Net Asset Value is Determined" in the Prospectus.

REDEMPTIONS IN KIND. The Fund does not intend, under normal circumstances, to redeem its securities by payment in kind. It is possible, however, that conditions may arise in the future which would, in the opinion of the Trustees, make it undesirable for the Fund to pay for all redemptions in cash. In such case, the Board of Trustees may authorize payment to be made in portfolio securities or other property of the Fund. Securities delivered in payment of redemptions would be valued at the same value assigned to them in computing the net asset value per share. Shareholders receiving them would incur brokerage costs when these securities are sold. An irrevocable election may be filed under Rule 18f-1 of the 1940 Act, wherein the Fund commits itself to pay redemptions in cash, rather than in kind, to any shareholder of record of the Fund who redeems during any ninety day period, the lesser of (a) $250,000 or (b) one percent (1%) of the Fund's net assets at the beginning of such period.

TRANSFER OF REGISTRATION. To transfer shares to another owner, send a written request to the Fund at the address shown herein. Your request should include the following: (1) the existing account registration; (2) signature(s) of the registered owner(s) exactly as the signature(s) appear(s) on the account registration; (3) the new account registration, address, social security or taxpayer identification number and how dividends and capital gains are to be distributed; (4) signature guarantees (see the Prospectus under the heading "Signature Guarantees"); and (5) any additional documents which are required for transfer by corporations, administrators, executors, trustees, guardians, etc. If you have any questions about transferring shares, call or write the Fund.

                               PURCHASE OF SHARES

The purchase price of shares of the Fund is the net asset value next determined after the order is received. An order received prior to 4:00 p.m., Eastern time, will be executed at the price computed on the date of receipt; and an order received after that time will be executed at the price computed on the next Business Day. An order to purchase shares is not binding on the Fund until confirmed in writing (or unless other arrangements have been made with the Fund, for example in the case of orders utilizing wire transfer of funds) and payment has been received.

The Fund reserves the right in its sole discretion (i) to suspend the offering of its shares, (ii) to reject purchase orders when in the judgment of management such rejection is in the best interest of the Fund and its shareholders, and
(iii) to reduce or waive the minimum for initial and subsequent investments under circumstances where certain economies can be achieved in sales of Fund shares.

EMPLOYEES AND AFFILIATES OF THE FUND. The Fund has adopted initial investment minimums for the purpose of reducing the cost to the Fund (and consequently to the shareholders) of communicating with and servicing its shareholders. However, a reduced minimum initial investment requirement of $1,000 applies to Trustees, officers and employees of the Fund, the Advisor, the Sub-Advisor and certain parties related thereto, including clients of the Advisor and the Sub-Advisor or any sponsor, officer, committee member thereof, or the immediate family of any of them. In addition, accounts having the same mailing address may be aggregated for purposes of the minimum investment if they consent in writing to share a single mailing of shareholder reports, proxy statements (but each such shareholder would receive his/her own proxy) and other Fund literature.

                              REDEMPTION OF SHARES

The Fund may suspend redemption privileges or postpone the date of payment (i) during any period that the New York Stock Exchange (the "Exchange") is closed, or trading on the Exchange is restricted as determined by the Securities and Exchange Commission (the "Commission"), (ii) during any period when an emergency exists as defined by the rules of the Commission as a result of which it is not reasonably practicable for the Fund to dispose of securities owned by it, or to fairly determine the value of its assets, and (iii) for such other periods as the Commission may permit.

No charge is made by the Fund for redemptions, although the Trustees could impose a redemption charge in the future. Any redemption may be more or less than the shareholder's cost depending on the market value of the securities held by the Fund.

                          NET ASSET VALUE DETERMINATION

Under the 1940 Act, the Trustees are responsible for determining in good faith the fair value of the securities and other assets of the Fund, and they have adopted procedures to do so, as follows. The net asset value of the Fund is determined as of the close of trading of the Exchange (currently 4:00 p.m., Eastern time) on each "Business Day." A Business Day means any day, Monday through Friday, except for the following holidays: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Fourth of July, Labor Day, Columbus Day, Veterans Day, Thanksgiving Day and Christmas. Net asset value per share is determined by dividing the total value of all Fund securities and other assets, less liabilities, by the total number of shares then outstanding. Net asset value includes interest on fixed income securities, which is accrued daily.

The value of non-dollar denominated portfolio instruments held by the Fund will be determined by converting all assets and liabilities initially expressed in foreign currency values into U.S. dollar values at the mean between the bid and offered quotations of such currencies against U.S. dollars as last quoted by any recognized dealer. If such quotations are not available, the rate of exchange will be determined in accordance with policies established in good faith by the Board of Trustees. Gains or losses between trade and settlement dates resulting from changes in exchange rates between the U.S. dollar and a foreign currency are borne by the Fund. To protect against such losses, the Fund may enter into forward foreign currency exchange contracts, which will also have the effect of limiting any such gains.

                          ALLOCATION OF TRUST EXPENSES

Each Fund of the Trust pays all of its own expenses not assumed by the Advisor, Sub-Advisor or the Administrator, including, but not limited to, the following: custodian, shareholder servicing, stock transfer and dividend disbursing expenses; clerical employees and junior level officers of the Trust as and if approved by the Board of Trustees; taxes; expenses of the issuance and redemption of shares (including registration and qualification fees and expenses); costs and expenses of membership and attendance at meetings of certain associations which may be deemed by the Trustees to be of overall benefit to the Fund and its shareholders; legal and auditing expenses; and the cost of stationery and forms prepared exclusively for the Fund. General Trust expenses are allocated among the series, or funds, on a fair and equitable basis by the Board of Trustees, which may be based on relative net assets of each fund (on the date the expense is paid) or the nature of the services performed and the relative applicability to each fund.

Under the Advisory Agreement, the Advisor may be required to reimburse the Fund if its annual ordinary operating expenses exceed certain limits. This expense limitation is calculated and administered separately with respect to each series of the Trust in accordance with the requirements of state securities authorities. Expenses which are not subject to this limitation are interest, taxes and extraordinary expenses. Expenditures, including costs incurred in connection with the purchase or sale of portfolio securities, which are capitalized in accordance with generally accepted accounting principles applicable to investment companies, are accounted for as capital items and not as expenses. Reimbursement, if any, will be on a monthly basis, subject to year end adjustment. The Advisor in its discretion may, but is not required to, reimburse the Fund an amount of money in excess of its advisory fee.

                           ADDITIONAL TAX INFORMATION

TAXATION OF THE FUND. The Fund intends to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). Among its requirements to qualify under Subchapter M, the Fund must distribute annually at least 90% of its net investment income. In addition to this distribution requirement, the Fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities' loans, gains from the disposition of stock or securities, and certain other income. The Fund will also be required to derive less than 30% of its gross income from the sale or other disposition of securities held for less than 90 days.

While the above requirements are aimed at qualification of the Fund as regulated investment companies under Subchapter M of the Code, the Fund also intends to comply with certain requirements of the Code to avoid liability for federal income and excise tax. If the Fund remains qualified under Subchapter M, it will not be subject to federal income tax to the extent it distributes its taxable net investment income and net realized capital gains. A nondeductible 4% federal excise tax will be imposed on the Fund to the extent it does not distribute at least 98% of its ordinary taxable income for a calendar year, plus 98% of its capital gain net taxable income for the one year period ending each October 31, plus certain undistributed amounts from prior years. While the Fund intends to distribute its taxable income and capital gains in a manner so as to avoid imposition of the federal excise and income taxes, there can be no assurance that the Fund indeed will make sufficient distributions to avoid entirely imposition of federal excise or income taxes.


As of March 31, 1997, the Fund had capital loss carryforwards for federal income tax purposes of $137,352 which expire on March 31, 2005. In addition, the Fund had net realized capital losses of $1,067,584 during the period from November 1, 1996 through

March 31, 1997, which are treated for federal income tax purposes as arising during the Fund's tax year ending March 31, 1998. These capital loss carryforwards and "post-October" losses may be utilized in the current and future years to offset net realized capital gains prior to distributing such gains to shareholders.


Should additional series, or funds, be created by the Trustees, each fund would be treated as a separate tax entity for federal income tax purposes.

TAX STATUS OF THE FUND'S DIVIDENDS AND DISTRIBUTIONS. Dividends paid by the Fund derived from net investment income or net short-term capital gains are taxable to shareholders as ordinary income, whether received in cash or reinvested in additional shares. Distributions, if any, of long-term capital gains are taxable to shareholders as long-term capital gains, whether received in cash or reinvested in additional shares, regardless of how long Fund shares have been held. For information on "backup" withholding, see "How to Purchase Shares" in the Prospectus.

For corporate shareholders, the dividends received deduction, if applicable, should apply to dividends from the Fund. The Fund will send shareholders information each year on the tax status of dividends and disbursements. A dividend or capital gains distribution paid shortly after shares have been purchased, although in effect a return of investment, is subject to federal income taxation. Dividends from net investment income, along with capital gains, will be taxable to shareholders, whether received in cash or shares and no matter how long you have held Fund shares, even if they reduce the net asset value of shares below your cost and thus in effect result in a return of a part of your investment.

Investments by the Fund in certain options, futures contracts and options on futures contracts are "section 1256 contracts." Any gains or losses on section 1256 contracts are generally considered 60% long-term and 40% short-term capital gains or losses ("60/40"). Section 1256 contracts held by the Fund at the end of each taxable year are treated for federal income tax purposes as being sold on such date for their fair market value. The resultant paper gains or losses are also treated as 60/40 gains or losses. When the section 1256 contract is subsequently disposed of, the actual gain or loss will be adjusted by the amount of any preceding year-end gain or loss. The use of section 1256 contracts may force the Fund to distribute to shareholders paper gains that have not yet been realized in order to avoid federal income tax liability.

Foreign currency gains or losses on non-U.S. dollar denominated bonds and other similar debt instruments and on any non-U.S.
dollar denominated futures contracts, options and forward contracts that are not section 1256 contracts generally will be treated as ordinary income or loss.

Certain hedging transactions undertaken by the Fund may result in "straddles" for federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by the Fund. In addition, losses realized by the Fund on positions that are part of a straddle may be deferred, rather than being taken into account in calculating taxable income for the taxable year in which such losses are realized. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences of hedging transactions to the Fund are not entirely clear. The hedging transactions may increase the amount of short-term capital gain realized by the Fund which is taxed as ordinary income when distributed to shareholders. The Fund may make one or more of the elections available under the Internal Revenue Code of 1986, as amended, which are applicable to straddles. If the Fund makes any of the elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the elections made. The rules applicable under certain of the elections operate to accelerate the recognition of gains or losses from the affected straddle positions. Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain in any year, may be increased or decreased substantially as compared to a fund that did not engage in such hedging transactions.

The 30% limit on gains from the sale of certain assets held for less than three months and the diversification requirements applicable to the Fund's assets may limit the extent to which the Fund will be able to engage in transactions in options, futures contracts or options on futures contracts.

                            CAPITAL SHARES AND VOTING

Shares of the Fund, when issued, are fully paid and non-assessable and have no preemptive or conversion rights. Shareholders are entitled to one vote for each full share and a fractional vote for each fractional share held. Shares have noncumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees and, in this event, the holders of the remaining shares voting will not be able to elect any Trustees. The Trustees will hold office indefinitely, except that:
(1) any Trustee may resign or retire and (2) any Trustee may be removed with or without cause at any time (a) by a written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; or (b) by vote of shareholders holding not less than two-thirds of the outstanding shares of the Trust, cast in person or by proxy at a meeting called for that purpose; or (c) by a written declaration signed by shareholders holding not less than two-thirds of the outstanding shares of the Trust and filed with the Trust's custodian. Shareholders have certain rights, as set forth in the Declaration of Trust, including the right to call a meeting of the shareholders for the purpose of voting on the removal of one or more Trustees. Shareholders holding not less than ten percent (10%) of the shares then outstanding may require the Trustees to call such a meeting and the Trustees are obligated to provide certain assistance to shareholders desiring to communicate with other shareholders in such regard (e.g., providing access to shareholder lists, etc.). In case a vacancy or an anticipated vacancy shall for any reason exist, the vacancy shall be filled by the affirmative vote of a majority of the remaining Trustees, subject to the provisions of Section 16(a) of the 1940 Act. The Trust does not expect to have an annual meeting of shareholders.

Prior to January 24, 1994 the Trust was called The Nottingham Investment Trust.

                         CALCULATION OF PERFORMANCE DATA


As indicated in the Prospectus, the Fund may, from time to time, advertise certain total return and yield information. The average annual total return of the Fund for a period is computed by subtracting the net asset value per share at the beginning of the period from the net asset value per share at the end of the period (after adjusting for the reinvestment of any income dividends and capital gain distributions), and dividing the result by the net asset value per share at the beginning of the period. In particular, the average annual total return of the Fund ("T") is computed by using the redeemable value at the end of a specified period of time ("ERV") of a hypothetical initial investment of $1,000 ("P") over a period of time ("n") according to the formula P(l+T)n=ERV. The average annual total return for the period since inception (April 16, 1996) to March 31, 1997 is -1.56%.


In addition, the Fund may advertise other total return performance data ("Nonstandardized Return"). Nonstandardized Return shows as a percentage rate of return encompassing all elements of return (i.e., income and capital appreciation or depreciation); it assumes reinvestment of all dividends and capital gain distributions. Nonstandardized Return may consist of a cumulative percentage of return, actual year-by-year rates or any combination thereof.

From time to time, the Fund may advertise its yield. A yield quotation is based on a 30-day (or one month) period and is computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

                          Yield = 2[(a-b/cd + 1)6 - 1]
Where:
a = dividends and interest earned during the period b = expenses accrued for the period (net of reimbursements) c = the average daily number of shares outstanding during the period that were entitled to receive dividends d = the maximum offering price per share on the last day of the period

Solely for the purpose of computing yield, dividend income is recognized by accruing 1/360 of the stated dividend rate of the security each day that a Fund owns the security. Generally, interest earned (for the purpose of "a" above) on debt obligations is computed by reference to the yield to maturity of each obligation held based on the market value of the obligation (including actual accrued interest) at the close of business on the last business day prior to the start of the 30-day (or one month) period for which yield is being calculated, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest).

The Fund's performance may be compared in advertisements, sales literature and other communications to the performance of other mutual funds having similar objectives or to standardized indices or other measures of investment performance. In particular, the Fund may compare its performance to the Europe, Australia and Far East Index (the "EAFE Index"), which is generally considered to be representative of the performance of unmanaged common stocks that are publicly traded in the securities markets located outside the United States. Comparative performance may also be expressed by reference to a ranking prepared by a mutual fund monitoring service, such as Lipper Analytical Services, Inc. or Morningstar, Inc., or by one or more newspapers, newsletters or financial periodicals. Performance comparisons may be useful to investors who wish to compare the Fund's past performance to that of other mutual funds and investment products. Of course, past performance is not a guarantee of future results.

o LIPPER ANALYTICAL SERVICES, INC. ranks funds in various fund categories by making comparative calculations using total return. Total return assumes the reinvestment of all capital gains distributions and income dividends and takes into account any change in net asset value over a specific period of time.

o MORNINGSTAR, INC., an independent rating service, is the publisher of the bi-weekly Mutual Fund Values. Mutual Fund

         Values rates more than 1,000 NASDAQ-listed mutual funds of all types, according to their risk-adjusted returns. The maximum rating is five stars, and ratings are effective for two weeks.

Investors may use such indices in addition to the Fund's Prospectus to obtain a more complete view of the Fund's performance before investing. Of course, when comparing the Fund's performance to any index, factors such as composition of the index and prevailing market conditions should be considered in assessing the significance of such comparisons. When comparing funds using reporting services, or total return, investors should take into consideration any relevant differences in funds such as permitted portfolio compositions and methods used to value portfolio securities and compute offering price. Advertisements and other sales literature for the Fund may quote total returns that are calculated on non-standardized base periods. The total returns represent the historic change in the value of an investment in the Fund based on monthly reinvestment of dividends over a specified period of time.

From time to time the Fund may include in advertisements and other communications information, charts, and illustrations relating to inflation and the effects of inflation on the dollar, including the purchasing power of the dollar at various rates of inflation. The Fund may also disclose from time to time information about its portfolio allocation and holdings at a particular date (including ratings of securities assigned by independent rating services such as S&P and Moody's). The Fund may also depict the historical performance of the securities in which the Fund may invest over periods reflecting a variety of market or economic conditions either alone or in comparison with alternative investments, performance indices of those investments, or economic indicators. The Fund may also include in advertisements and in materials furnished to present and prospective shareholders statements or illustrations relating to the appropriateness of types of securities and/or mutual funds that may be employed to meet specific financial goals, such as saving for retirement, children's education, or other future needs.

                        FINANCIAL STATEMENTS AND REPORTS


The books of the Fund will be audited at least once each year by independent public accountants. Shareholders will receive annual audited and semiannual (unaudited) reports when published and will receive written confirmation of all confirmable transactions in their account. A copy of the Annual Report will accompany the Statement of Additional Information ("SAI") whenever the SAI is requested by a shareholder or prospective investor. The Financial Statements of the Fund as of March 31, 1997, together with the report of the independent accountants thereon, are included on the following pages.

                     THE JAMESTOWN INTERNATIONAL EQUITY FUND
                              No Load Mutual Fund

                                 ANNUAL REPORT
                                 March 31, 1997

Investment Adviser                              Administrator
LOWE, BROCKENBROUGH & TATTERSALL, INC.          COUNTRYWIDE FUND SERVICES, INC.
6620 West Broad Street                          312 Walnut Street
Suite 300                                       P.O. Box 5354
Richmond, Virginia 23230                        Cincinnati, Ohio 45201-5354
1.804.288.0404                                  1.800.443.4249

                     THE JAMESTOWN INTERNATIONAL EQUITY FUND

                       MANAGEMENT DISCUSSION AND ANALYSIS

                                 March 31, 1997


PERFORMANCE OF THE JAMESTOWN INTERNATIONAL EQUITY FUND

The return on the Jamestown International Equity Fund was -1.5% since inception on April 16, 1996. Over the same time period, the Morgan Stanley EAFE Index had a return of -1.4%. This period was characterized by the strength in the U.S. dollar, strong European markets, and continued weakness in Japan.

Oechsle continues to believe that the perception of the domestic situation in Japan is worse than the reality. The imposition of new consumer taxes, the relatively slow pace of government reforms and coporate restructurings, and fears of a crisis in the financial system have adversely affected domestic attitudes and caused foreigners to shy away. However, the depreciating yen provides a more competitive base for export-oriented companies. Inventory levels are low, and industrial production is rising. Capital investment appears to have bottomed out, and the excesses in land prices have largely been removed. Improving fundamentals should continue to gradually fall into place, reversing the negative sentiment that has been built up.

Recently, Oechsle built up the emerging market compenent of the portfolio to 10%. Driven by their fundamental company research, Oechsle initiated positions in companies in Brazil, India, Indonesia, Mexico, Phillipines, and Thailand. Oechsle will continue to invest in emerging markets on an opportunistic basis to add value to the Jamestown International Equity Fund.

GRAPHIC ASSET ALLOCATION


                                  The Jamestown
                              International Equity        Morgan Stanley
                                      Fund                  EAFE Index


Continental Europe                   43.39%                   40.50%
United Kingdom                       13.73%                   19.50%
Pacific Basin, excluding Japan       11.82%                   10.90%
Japan                                19.04%                   29.10%
Emerging Markets                     10.68%                    0.00%
Other                                 1.34%                    0.00%
                                     ------                   ------
Total                               100.00%                  100.00%


The Jamestown International Equity Fund

Comparison of the Change in Value of a $10,000 Investment in The Jamestown
International Equity Fund and the Europe, Australia and Far East Index
(EAFE Index)

JAMESTOWN INTERNATIONAL EQUITY FUND

               EUROPE, AUSTRALIA AND FAR EAST                                       JAMESTOWN INTL EQUITY FUND
                  INDEX (EAFE INDEX)

                                  MONTHLY                                                          MONTHLY
          DATE                    RETURN               BALANCE              DATE                   RETURN                BALANCE
          04/30/96                                     10,000               04/30/96                                     10,000
          05/31/96                -1.84%                9,816               05/31/96               -1.30%                 9,870
          06/30/96                 0.56%                9,871               06/30/96               -0.51%                 9,820
          07/31/96                -2.92%                9,583               07/31/96               -4.49%                 9,379
          08/31/96                 0.22%                9,604               08/31/96                0.00%                 9,379
          09/30/96                 2.66%                9,859               09/30/96                1.71%                 9,539
          10/31/96                -1.02%                9,759               10/31/96               -0.21%                 9,519
          11/30/96                 3.98%               10,147               11/30/96                3.89%                 9,890
          12/31/96                -1.29%               10,016               12/31/96               -1.22%                 9,770
          01/31/97                -3.50%                9,666               01/31/97               -0.41%                 9,730
          02/28/97                 1.64%                9,824               02/28/97                0.52%                 9,780
          03/31/97                 0.36%                9,860               03/31/97                0.72%                 9,850

Past performance is not predictive of future performance.

* Initial public offering of shares was April 16, 1996.


THE JAMESTOWN INTERNATIONAL EQUITY FUND

STATEMENT OF ASSETS AND LIABILITIES

March 31, 1997
ASSETS
Investments in securities:
             At acquisition cost                                                              $   28,035,009
                                                                                              ==============
             At value (Note 1)                                                                $   29,035,982
Cash denominated in foreign currencies (cost $3,945)                                                   3,953
Cash                                                                                                  390,591
Receivable for capital shares sold                                                                     1,485
Dividends receivable                                                                                  56,632
Interest receivable                                                                                    1,059
                                                                                              --------------
             TOTAL ASSETS                                                                         29,489,702
                                                                                              --------------

LIABILITIES
Payable for securities purchased                                                                     146,520
Accrued advisory fees (Note 3)                                                                        23,265
Accrued administration fees (Note 3)                                                                   6,000
Other accrued expenses                                                                                23,500
                                                                                              --------------
             TOTAL LIABILITIES                                                                       199,285
                                                                                              --------------

NET ASSETS                                                                                    $   29,290,417
                                                                                              ==============

Net assets consist of:
Paid-in Capital                                                                               $   29,477,977
Undistributed net investment income                                                                   42,215
Accumulated net realized losses from security and foreign currency transactions                   (1,230,188)
Net unrealized appreciation on investments                                                         1,000,973
Net unrealized depreciation on translation of assets and liabilities in foreign currencies              (560)
                                                                                              --------------
Net assets                                                                                    $   29,290,417
                                                                                              ==============

Shares of beneficial interest outstanding (unlimited number of shares
             authorized, no par value)                                                             2,986,210
                                                                                              ==============

Net asset value, offering price and redemption price per share (Note 1)                       $         9.81
                                                                                              ==============

See accompanying notes to the financial statements.

THE JAMESTOWN INTERNATIONAL EQUITY FUND

STATEMENT OF OPERATIONS

For the Period Ended March 31, 1997 (a)
INVESTMENT INCOME
    Dividends (net of foreign withholding taxes of $32,734)                    $           267,828
    Interest                                                                                80,887
                                                                               -------------------
               TOTAL INVESTMENT INCOME                                                     348,715
                                                                               -------------------

EXPENSES
    Investment advisory fees (Note 3)                                                      240,868
    Custodian fees                                                                          66,654
    Administration fees (Note 3)                                                            59,209
    Professional fees                                                                       14,884
    Pricing costs                                                                           11,047
    Registration fees                                                                        9,977
    Trustees' fees and expenses                                                              4,959
    Shareholder report printing                                                              3,553
    Postage and supplies                                                                     2,307
    Other expenses                                                                             935
                                                                               -------------------
               TOTAL EXPENSES                                                              414,393
    Fees waived by the Adviser (Note 3)                                                    (29,007)
                                                                               -------------------
               NET EXPENSES                                                                385,386

NET INVESTMENT LOSS                                                                        (36,671)
                                                                               -------------------

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
    AND FOREIGN CURRENCIES (Note 4)
    Net realized gains (losses) from:
               Security transactions                                                    (1,230,188)
               Foreign currency transactions                                               185,973
    Net change in unrealized appreciation/depreciation on:
               Investments                                                               1,000,973
               Translation of assets and liabilities in foreign currencies                    (560)
                                                                               -------------------

NET REALIZED AND UNREALIZED LOSSES ON INVESTMENTS
    AND FOREIGN CURRENCIES                                                                 (43,802)
                                                                               -------------------

NET DECREASE IN NET ASSETS FROM OPERATIONS                                     $           (80,473)
                                                                               ===================

(a) Represents the period from the start of business (April 16, 1996) through March 31, 1997.

See accompanying notes to the financial statements.

THE JAMESTOWN INTERNATIONAL EQUITY FUND

STATEMENT OF CHANGES IN NET ASSETS

For the Period Ended March 31, 1997 (a)
FROM OPERATIONS:
    Net investment loss                                                     $        (36,671)
    Net realized losses from security transactions                                (1,230,188)
    Net realized gains from foreign currency transactions                             185,973
    Net change in unrealized appreciation/depreciation on investments               1,000,973
    Net change in unrealized appreciation/depreciation on translation
               of assets and liabilities in foreign currencies                           (560)
                                                                            -----------------
Net decrease in net assets from operations                                            (80,473)
                                                                            -----------------

DISTRIBUTIONS TO SHAREHOLDERS:
    In excess of net investment income                                               (107,087)
                                                                            -----------------

FROM CAPITAL SHARE TRANSACTIONS (b):
    Proceeds from shares sold                                                      29,619,931
    Net asset value of shares issued in reinvestment
               of distributions to shareholders                                       105,780
    Payments for shares redeemed                                                     (247,734)
                                                                            -----------------

Net increase in net assets from capital share transactions                         29,477,977
                                                                            -----------------


TOTAL INCREASE IN NET ASSETS                                                       29,290,417

NET ASSETS:
    Beginning of period                                                                     0
                                                                            -----------------
    End of period - (including undistributed net investment
               income of $42,215)                                           $      29,290,417
                                                                            =================


(a) Represents the period from the start of business (April 16, 1996) through March 31, 1997.

(b) Number of capital shares:

    Sold                                           3,000,775
    Reinvested                                        10,836
    Redeemed                                         (25,401)
                                                  ----------
    Net increase in shares outstanding             2,986,210
    Shares outstanding, beginning of period                0
                                                  ==========
    Shares outstanding, end of period              2,986,210

See accompanying notes to the financial statements.

THE JAMESTOWN INTERNATIONAL EQUITY FUND

FINANCIAL HIGHLIGHTS

Selected Per Share Data and Ratios for a Share Outstanding
Throughout the Period Ended March 31, 1997(a)

Net asset value at beginning of period                                                      $10.00
                                                                                          --------

Income from investment operations:
            Net investment loss                                                              (0.01)
            Net realized and unrealized losses
               on investments and foreign currency                                           (0.14)
                                                                                          --------
Total from investment operations                                                             (0.15)
                                                                                          --------

Less distributions:
            Dividends in excess of net investment income                                     (0.04)
                                                                                          --------

Net asset value at end of period                                                             $9.81
                                                                                          ========

Total return                                                                                 -1.56%(c)
                                                                                          ========

Net assets at end of period (000's)                                                        $29,290
                                                                                          ========

Ratio of expenses to average net assets (b)                                                   1.60%(c)

Ratio of net investment loss to average net assets                                           -0.15%(c)

Portfolio turnover rate                                                                         70%(c)

Average commission rate per share                                                          $0.0258

(a) Represents the period from the start of business (April 16, 1996) through March 31, 1997.

(b) Absent investment advisory fees waived by the Adviser, the ratio of expenses to average net assets would have been 1.71%(c) for the period ended
    March 31, 1997.

(c) Annualized.

         See accompanying notes to the financial statements.

  THE JAMESTOWN INTERNATIONAL EQUITY FUND

  PORTFOLIO OF INVESTMENTS

   March 31, 1997

       Shares                                                                                   Value
                       COMMON STOCKS - 99.1%
                       Australia - 5.4%
           73,400             Australia and New Zealand Banking Group Ltd.             $            464,877
           50,000             Coca-Cola Amatil Ltd.                                                 475,363
           81,991             News Corporation Ltd.                                                 382,396
           39,193             WMC Ltd.                                                              247,614
                                                                                                -----------
                                                                                                  1,570,250
                                                                                                -----------

                       Brazil - 3.2%
            7,500             Companhia Vale do Rio Doce - ADR                                      170,471
            7,400             Telecomunicacoes Brasileiras SA - Telebras - ADR                      757,575
                                                                                                -----------
                                                                                                    928,046
                                                                                                -----------

                       France - 7.6%
            4,284             Alcatel Alsthom (Cie Gen El)                                          516,043
              368             Carrefour SA                                                          228,247
            8,066             Michelin SA - Class B                                                 479,360
            5,802             Total SA - Class B                                                    501,909
            7,339             Valeo SA                                                              493,135
                                                                                                -----------
                                                                                                  2,218,694
                                                                                                -----------

                       Germany - 5.9%
           13,114             Hoechst AG                                                            530,961
            1,461             Mannesmann AG                                                         558,692
            1,139             Volkswagen AG                                                         629,443
                                                                                                -----------
                                                                                                  1,719,096
                                                                                                -----------

                       Hong Kong - 3.9%
           57,000             Hutchison Whampoa Ltd.                                                428,473
           85,000             New World Development                                                 458,509
           25,000             Sun Hung Kai Properties Ltd.                                          264,550
                                                                                                -----------
                                                                                                  1,151,532
                                                                                                -----------

                       India -  1.6%
            5,600             Hindalco Industries Ltd. - GDR                                        182,364
            9,300             Reliance Industries Ltd. - GDR                                        133,116
           13,200             Tata Engineering and Locomotive Company Ltd. - GDR                    167,970
                                                                                                -----------
                                                                                                    483,450
                                                                                                -----------

                       Indonesia - .9%
           33,000             PT Hanjaya Mandala Sampoerna - foreign registered                     154,623
            4,000             PT Telekomunikasi Indonesia - ADR                                     120,500
                                                                                                -----------
                                                                                                    275,123
                                                                                                -----------


       Shares                                                                                   Value
                       COMMON STOCKS - Continued
                       Italy - 6.5%
          147,925             Fiat SPA                                                 $            469,955
          229,716             Istituto Nazionale delle Assicurazioni                                308,445
          151,155             Pirelli SPA                                                           328,903
          186,202             Stet Societa Finanziaria Telefonica SPA                               813,675
                                                                                                -----------
                                                                                                  1,920,978
                                                                                                -----------

                       Japan - 19.1%
           24,000             Canon, Inc.                                                           513,690
               64             DDI Corporation                                                       403,715
            7,000             Denso Corporation                                                     137,388
              500             Isetan Company                                                          5,250
            7,000             Ito-Yokado Co. Ltd.                                                   310,960
           43,000             Kawasaki Heavy Industries                                             167,054
            3,000             Kyocera Corporation                                                   170,099
           11,000             Matsuzakaya Company                                                    81,294
           15,000             Murata Manufacturing Company Ltd.                                     537,921
          175,000             Nippon Steel Company                                                  480,575
               53             Nippon Telegraph and Telephone Corporation                            372,853
               14             NTT Data Communications Systems Company                               372,022
            7,000             Rohm Company                                                          515,629
           41,000             Sharp Corporation                                                     486,794
            6,500             Sony Corporation                                                      454,123
           20,000             Sumitomo Bank                                                         237,461
           53,000             Sumitomo Realty & Development                                         356,158
                                                                                                -----------
                                                                                                  5,602,986
                                                                                                -----------

                       Malaysia - 1.3%
          233,000             Renong Berhad                                                         394,709
                                                                                                -----------

                       Mexico - 3.9%
            3,200             ACER Computec Latino America, SA de CV - GDR (a)                       58,504
           30,000             Carso Global Telecom (a)                                               90,026
           30,500             Grupo Carso SA de CV - ADR                                            178,824
            4,500             Grupo Televisa SA                                                     111,938
           60,000             Kimberly-Clark de Mexico, SA de CV - Class A                          241,710
           11,900             Telefonos De Mexico SA - ADR                                          458,150
                                                                                                -----------
                                                                                                  1,139,152
                                                                                                -----------


       Shares                                                                                   Value
                       COMMON STOCKS - Continued
                       Netherlands - 6.2%
           14,933             ING Groep NV                                             $            588,321
           34,670             VNU-Verenigde Nederlandse Uitgeversbedrijven
                                   Verenigd Bezit                                                   713,450
            4,169             Wolters Kluwer NV                                                     502,077
                                                                                                -----------
                                                                                                  1,803,848
                                                                                                -----------

                       Philippines - .6%
          540,000             Filinvest Land Inc. (a)                                               172,046
                                                                                                -----------

                       Singapore - 1.2%
           41,000             City Developments Ltd.                                                363,106
                                                                                                -----------

                       Spain - 5.4%
            5,200             Banco Santander SA                                                    357,621
            6,962             Empresa Nacional de Electricidad, SA                                  448,353
           32,007             Telefonica de Espana                                                  770,995
                                                                                                -----------
                                                                                                  1,576,969
                                                                                                -----------

                       Sweden - 6.8%
           20,936             Astra AB - Class A                                                  1,012,941
            3,450             Hennes and Mauritz AB - Class B                                       462,065
           45,360             Skandinaviska Enskilda Banken - Class A                               502,751
                                                                                                -----------
                                                                                                  1,977,757
                                                                                                -----------

                       Switzerland - 5.3%
              846             Ciba Specialty Chemicals AG (a)                                        69,882
              846             Novartis AG                                                         1,048,823
               50             Roche Holding AG                                                      431,932
                                                                                                -----------
                                                                                                  1,550,637
                                                                                                -----------

                       Thailand - 0.5%
           15,000             Bangkok Bank Public Company Ltd. - foreign
                                   registered                                                       145,524
                                                                                                -----------


       Shares                                                                                   Value
                       United Kingdom - 13.8%
           27,500             BOC Group PLC                                                         431,682
           34,870             British Aerospace PLC                                                 781,266
           51,258             British Petroleum Company PLC                                         594,631
           31,892             Carlton Communications PLC                                            273,354
           31,800             Glaxo Wellcome PLC                                                    582,988
           44,639             Orange PLC (a)                                                        151,725
           79,496             Safeway PLC                                                           465,348
          166,431             Vodafone Group PLC                                                    761,085
                                                                                                -----------
                                                                                                  4,042,079
                                                                                                -----------

                       Total Common Stocks (Cost $28,035,009) - 99.1%                  $         29,035,982

                       Other Assets in Excess of Liabilities - 0.9%                                 254,435
                                                                                                -----------

                       Net Assets - 100.0%                                             $         29,290,417
                                                                                                ===========

(a) Non-income producing security.

See accompanying notes to the financial statements.

                     THE JAMESTOWN INTERNATIONAL EQUITY FUND

                          NOTES TO FINANCIAL STATEMENTS

                                 March 31, 1997


1.  SIGNIFICANT ACCOUNTING POLICIES

The Jamestown International Equity Fund (the Fund) is a no-load, diversified series of the Williamsburg Investment Trust (the Trust), an open-end management investment company registered under the Investment Company Act of 1940. The Trust was organized as a Massachusetts business trust on July 18, 1988. The Fund began operations on April 16, 1996.

The Fund's investment objective is to achieve superior total returns through investment in equity securities of issuers located outside the United States.

The following is a summary of the Fund's significant accounting policies:

Securities valuation -- The Fund's portfolio securities are valued as of the close of business of the regular session of the New York Stock Exchange (currently 4:00 p.m., Eastern time). Securities which are traded over-the-counter are valued at the last sales price, if available, otherwise, at the last quoted bid price. Securities traded on a national or foreign stock exchange are valued based upon the closing price on the principal exchange where the security is traded. Foreign securities are translated from the local currency into U.S. dollars using currency exchange rates supplied by a quotation service.

Share valuation -- The net asset value per share of the Fund is calculated daily by dividing the total value of the Fund's assets, less liabilities, by the number of shares outstanding. The offering price and redemption price per share of the Fund is equal to the net asset value per share.

Investment income and distributions to shareholders -- Interest income is accrued as earned. Dividend income is recorded on the ex-dividend date. Dividends arising from net investment income are declared and paid quarterly to shareholders of the Fund. Net realized short-term capital gains, if any, may be distributed throughout the year and net realized long-term capital gains, if any, are distributed at least once each year. Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Security transactions -- Security transactions are accounted for on trade date. Securities sold are valued on a specific identification basis.

Estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

                     THE JAMESTOWN INTERNATIONAL EQUITY FUND

                          NOTES TO FINANCIAL STATEMENTS

                                 March 31, 1997



Federal income tax -- It is the Fund's policy to comply with the special provisions of the Internal Revenue Code applicable to regulated investment companies. As provided therein, in any fiscal year in which a Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also the Fund's intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

The following information is based upon the federal income tax cost of portfolio investments of $28,060,261 as of March 31, 1997:

     Gross unrealized appreciation...................... $   2,387,489
     Gross unrealized depreciation.......................   (1,411,768)
                                                           -----------
     Net unrealized appreciation........................ $     975,721
                                                           ===========

As of March 31, 1997, the Fund had capital loss carryforwards for federal income tax purposes of $137,352 which expire on March 31, 2005. In addition, the Fund had net realized capital losses of $1,067,584 during the period from November 1, 1996 through March 31, 1997, which are treated for federal income tax purposes as arising during the Fund's tax year ending March 31, 1998. These capital loss carryforwards and "post-October" losses may be utilized in the current and future years to offset net realized capital gains prior to distributing such gains to shareholders.

2.  INVESTMENT TRANSACTIONS

During the period ended March 31, 1997, purchases and proceeds from sales and maturities of investment securities, other than short-term investments, amounted to $45,751,404 and $16,485,445, respectively.

3.  TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS
Lowe, Brockenbrough & Tattersall, Inc. (the Adviser), under the terms of an Investment Advisory Agreement, provides general investment supervisory services to the Fund. Under the Investment Advisory Agreement, the Fund pays the Adviser a fee, which is computed and accrued daily and paid monthly, at an annual rate of 1.00% of its average daily net assets.

The Adviser retains Oechsle International Advisors, Inc. (Oechsle) to provide the Fund with a continuous program of supervision of the Fund's assets, including the composition of its portfolio, and to furnish advice and recommendations with respect to investments, investment policies and the purchase and sale of securities, pursuant to the terms of a Sub-Advisory Agreement. Under the Sub-Advisory Agreement, the Adviser, not the Fund, pays Oechsle a fee in the amount of one-half of the monthly advisory fee received by the Adviser, net of any advisory fee waivers.

                     THE JAMESTOWN INTERNATIONAL EQUITY FUND

                          NOTES TO FINANCIAL STATEMENTS

                                 March 31, 1997


The Adviser currently intends to limit the total operating expenses of the Fund to 1.60% of its average daily net assets. Accordingly, the Adviser waived $29,007 of its investment advisory fees for the period ended March 31, 1997. Certain trustees and officers of the Trust are also officers of the Adviser.

ADMINISTRATIVE SERVICES AGREEMENT
Under the terms of an Administrative Services Agreement between the Trust and Countrywide Fund Services, Inc. (CFS), CFS provides administrative, pricing, accounting, dividend disbursing, shareholder servicing and transfer agent services for the Fund. For these services, CFS receives a monthly fee from the Fund at an annual rate of .25% of its average daily net assets up to $25 million; .225% of the next $25 million of such net assets; and .20% of such net assets in excess of $50 million, subject to a $4,000 minimum monthly fee. In addition, the Fund pays out-of-pocket expenses including, but not limited to, postage, supplies, and cost of pricing the Fund's portfolio securities. Certain officers of the Trust are also officers of CFS.

4.  FOREIGN CURRENCY TRANSLATION

Amounts denominated in or expected to settle in foreign currencies are translated into U.S. dollars based on exchange rates on the following basis:

      A. The market values of investment securities and other assets and liabilities are translated at the closing rate of exchange each day.

      B. Purchases and sales of investment securities and income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions.

      C. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from those resulting from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments.

Reported net realized foreign exchange gains or losses arise from 1) sales of foreign currencies, 2) currency gains or losses realized between the trade and settlement dates on securities transactions, and 3) the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Reported net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in exchange rates.

                     THE JAMESTOWN INTERNATIONAL EQUITY FUND

                          NOTES TO FINANCIAL STATEMENTS

                                 March 31, 1997

5.  FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

The Fund enters into forward foreign currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific transactions or portfolio positions. The objective of the Fund's foreign currency hedging transactions is to reduce risk that the U.S. dollar value of the Fund's securities denominated in foreign currency will decline in value due to changes in foreign currency exchange rates. All foreign currency exchange contracts are "marked-to-market" daily at the applicable translation rates resulting in unrealized gains or losses. Realized and unrealized gains or losses are included in the Fund's Statement of Assets and Liabilities and Statement of Operations. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

At March 31, 1997, the Fund had no forward foreign currency exchange contracts outstanding.

               REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS



To the Shareholders and Board of Trustees
The Williamsburg Investment Trust
Cincinnati, Ohio

         We have audited the accompanying statement of assets and liabilities of The Jamestown International Equity Fund (a series of The Williamsburg Investment Trust), including the portfolio of investments, as of March 31, 1997, and the related statement of operations, changes in net assets, and financial highlights for the period April 16, 1996 (commencement of operations) to March 31, 1997. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audit.

         We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 1997 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

         In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Jamestown International Equity Fund as of March 31, 1997, the results of its operations, the changes in its net assets, and financial highlights for the period April 16, 1996 to March 31, 1997, in conformity with generally accepted accounting principles.



                                                     Tait, Weller & Baker

Philadelphia, Pennsylvania
April 25, 1997

                       STATEMENT OF ADDITIONAL INFORMATION




                                  THE JAMESTOWN
                            TAX EXEMPT VIRGINIA FUND

                                 August 1, 1997


                                   A series of
                          WILLIAMSBURG INVESTMENT TRUST
                          312 Walnut Street, 21st Floor
                             Cincinnati, Ohio 45202
                            Telephone 1-800-443-4249



                                TABLE OF CONTENTS


INVESTMENT OBJECTIVES AND POLICIES..........................................  2
INVESTMENT LIMITATIONS......................................................  4
TRUSTEES AND OFFICERS.......................................................  5
INVESTMENT ADVISOR..........................................................  9
ADMINISTRATOR............................................................... 10
OTHER SERVICES.............................................................. 11
BROKERAGE................................................................... 11
SPECIAL SHAREHOLDER SERVICES................................................ 12
PURCHASE OF SHARES.......................................................... 14
REDEMPTION OF SHARES........................................................ 14
NET ASSET VALUE DETERMINATION............................................... 15
ALLOCATION OF TRUST EXPENSES................................................ 15
ADDITIONAL TAX INFORMATION.................................................. 16
CAPITAL SHARES AND VOTING................................................... 17
CALCULATION OF PERFORMANCE DATA............................................. 18
FINANCIAL STATEMENTS AND REPORTS............................................ 20


This Statement of Additional Information is not a prospectus and should only be read in conjunction with the Prospectus of The Jamestown Tax Exempt Virginia Fund (the "Fund") dated August 1, 1997. The Prospectus may be obtained from the Fund, at the address and phone number shown above, at no charge.




jamexpva.sai

                       INVESTMENT OBJECTIVES AND POLICIES

The investment objectives and policies of the Fund are described in the Prospectus. Supplemental information about these policies is set forth below. Certain capitalized terms used herein are defined in the Prospectus.

REPURCHASE AGREEMENTS. The Fund may acquire U.S. Government Securities subject to repurchase agreements. A repurchase transaction occurs when, at the time the Fund purchases a security (normally a U.S. Treasury obligation), it also resells it to the vendor (normally a member bank of the Federal Reserve System or a registered Government Securities dealer) and must deliver the security (and/or securities substituted for them under the repurchase agreement) to the vendor on an agreed upon date in the future. Such securities, including any securities so substituted, are referred to as the "Repurchase Securities." The repurchase price exceeds the purchase price by an amount which reflects an agreed upon market interest rate effective for the period of time during which the repurchase agreement is in effect.

The majority of these transactions run day to day and the delivery pursuant to the resale typically will occur within one to five days of the purchase. The Fund's risk is limited to the ability of the vendor to pay the agreed upon sum upon the delivery date; in the event of bankruptcy or other default by the vendor, there may be possible delays and expenses in liquidating the instrument purchased, decline in its value and loss of interest. These risks are minimized when the Fund holds a perfected security interest in the Repurchase Securities and can therefore sell the instrument promptly. Under guidelines issued by the Trustees, the Advisor will carefully consider the creditworthiness during the term of the repurchase agreement. Repurchase agreements are considered as loans collateralized by the Repurchase Securities, such agreements being defined as "loans" under the Investment Company Act of 1940 (the "1940 Act"). The return on such "collateral" may be more or less than that from the repurchase agreement. The market value of the resold securities will be monitored so that the value of the "collateral" is at all times as least equal to the value of the loan, including the accrued interest earned thereon. All Repurchase Securities will be held by the Fund's custodian either directly or through a securities depository.

DESCRIPTION OF MONEY MARKET INSTRUMENTS. Money market instruments may include U.S. Government Securities or corporate debt obligations (including those subject to repurchase agreements) as described herein, provided that they mature in thirteen months or less from the date of acquisition and are otherwise eligible for purchase by the Fund. Money market instruments also may include Bankers' Acceptances and Certificates of Deposit of domestic branches of U.S. banks,

Commercial Paper and Variable Amount Demand Master Notes ("Master Notes"). BANKERS' ACCEPTANCES are time drafts drawn on and "accepted" by a bank, are the customary means of effecting payment for merchandise sold in import-export transactions and are a source of financing used extensively in international trade. When a bank "accepts" such a time draft, it assumes liability for its payment. When the Fund acquires a Bankers' Acceptance, the bank which "accepted" the time draft is liable for payment of interest and principal when due. The Bankers' Acceptance, therefore, carries the full faith and credit of such bank. A CERTIFICATE OF DEPOSIT ("CD") is an unsecured interest-bearing debt obligation of a bank. CDs acquired by the Fund would generally be in amounts of $100,000 or more. COMMERCIAL PAPER is an unsecured, short-term debt obligation of a bank, corporation or other borrower. Commercial Paper maturity generally ranges from two to 270 days and is usually sold on a discounted basis rather than as an interest-bearing instrument. The Fund will invest in Commercial Paper only if it is rated in the highest rating category by any nationally recognized statistical rating organization ("NRSRO") or, if not rated, the issuer must have an outstanding unsecured debt issue rated in the three highest categories by any NRSRO or, if not so rated, be of equivalent quality in the Advisor's assessment. Commercial Paper may include Master Notes of the same quality. MASTER NOTES are unsecured obligations which are redeemable upon demand of the holder and which permit the investment of fluctuating amounts at varying rates of interest. Master Notes are acquired by the Fund only through the Master Note program of the Fund's custodian, acting as administrator thereof. The Advisor will monitor, on a continuous basis, the earnings power, cash flow and other liquidity ratios of the issuer of a Master Note held by the Fund.

FORWARD COMMITMENT AND WHEN-ISSUED SECURITIES. The Fund may purchase securities on a when-issued basis or for settlement at a future date if the Fund holds sufficient assets to meet the purchase price. In such purchase transactions the Fund will not accrue interest on the purchased security until the actual settlement. Similarly, if a security is sold for a forward date, the Fund will accrue the interest until the settlement of the sale. When-issued security purchases and forward commitments have a higher degree of risk of price movement before settlement due to the extended time period between the execution and settlement of the purchase or sale. As a result, the exposure to the counterparty of the purchase or sale is increased. Although the Fund would generally purchase securities on a forward commitment or when-issued basis with the intention of taking delivery, the Fund may sell such a security prior to the settlement date if the Advisor felt such action was appropriate. In such a case the Fund could incur a short-term gain or loss.

                             INVESTMENT LIMITATIONS

The Fund has adopted the following investment limitations, in addition to those described in the Prospectus, which cannot be changed without approval by holders of a majority of the outstanding voting shares of the Fund. A "majority" for this purpose, means the lesser of (i) 67% of the Fund's outstanding shares represented in person or by proxy at a meeting at which more than 50% of its outstanding shares are represented, or (ii) more than 50% of its outstanding shares.

Under these limitations, the Fund MAY NOT:

(1) Invest for the purpose of exercising control or management of another issuer;

(2) Invest in interests in real estate, real estate mortgage loans, oil, gas or other mineral exploration or development programs, except that the Fund may invest in the securities of companies (other than those which are not readily marketable) which own or deal in such things;

(3) Underwrite securities issued by others, except to the extent the Fund may be deemed to be an underwriter under the federal securities laws in connection with the disposition of portfolio securities;

(4) Purchase securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance of transactions);

(5) Make short sales of securities or maintain a short position, except short sales "against the box";

(6) Participate on a joint or joint and several basis in any trading account in securities;

(7) Make loans of money or securities, except that the Fund may invest in repurchase agreements;

(8) Invest in securities of issuers which have a record of less than three years' continuous operation (including predecessors and, in the case of bonds, guarantors);

(9) Write, purchase or sell commodities, commodities contracts, futures contracts or related options; or

(10)     Invest in restricted securities.

Percentage restrictions stated as an investment policy or investment limitation apply at the time of investment; if a later increase or decrease in percentage beyond the specified limits results from a change in securities values or total assets, it will not be considered a violation.

While the Fund has reserved the right to make short sales "against the box" (limitation number 5, above), the Advisor has no present intention of engaging in such transactions at this time or during the coming year.

                              TRUSTEES AND OFFICERS

Following are the Trustees and executive officers of the Williamsburg Investment Trust (the "Trust"), their present position with the Trust or Funds, age, principal occupation during the past 5 years and their aggregate compensation from the Trust for the fiscal year ended March 31, 1997:

Name, Position,                                   Principal Occupation                          Compensation
AGE  AND ADDRESS                                  DURING PAST 5 YEARS                           FROM THE  TRUST
------------------                                --------------------                          ---------------
Austin Brockenbrough III (60)                     President and Managing                        None
 Trustee**                                        Director of Lowe, Brockenbrough
President                                         & Tattersall, Inc.,
The Jamestown International Equity                Richmond, Virginia;
The Jamestown Tax Exempt Virginia Fund            Director of Tredegar Industries,
6620 West Broad Street                            Inc. (plastics manufacturer) and
Suite 300                                         Wilkinson O'Grady & Co. Inc.
Richmond, Virginia  23230                         (global asset manager); Trustee
                                                  of University of Richmond

John T. Bruce (age 43)                            Principal of                                  None
Trustee and Chairman**                            Flippin, Bruce & Porter, Inc.,
Vice President                                    Lynchburg, Virginia
FBP Contrarian Balanced Fund
FBP Contrarian Equity Fund
800 Main Street
Lynchburg, Virginia 24504

Charles M. Caravati, Jr. (60)                     Physician                                     $8,000
Trustee**                                         Dermatology Associates of
5600 Grove Avenue                                 Virginia, P.C.,
Richmond, Virginia   23226                        Richmond, Virginia

J. Finley Lee (age 57)                            Julian Price Professor Emeritus of            $8,000
Trustee                                           Business Administration
614 Croom Court                                   University of North Carolina,
Chapel Hill, North Carolina 27514                 Chapel Hill, North Carolina;
                                                  Director of Montgomery Mutual
                                                  Insurance Co.


                                             - 5 -


Richard Mitchell (age 48)                         Principal of                                  None
Trustee**                                         T. Leavell &  Associates, Inc.
President                                         Mobile, Alabama
The Government Street Bond Fund
The Government Street Equity Fund
The Alabama Tax Free Bond Fund
150 Government Street
Mobile, Alabama  36602

Richard L. Morrill (age 58)                       President of                                 $8,000
Trustee                                           University of Richmond,
7000 River Road                                   Richmond, Virginia;
Richmond, Virginia  23229                         Director of Central Fidelity Banks, Inc.
                                                  and Tredegar Industries, Inc.

Harris V. Morrissette (age 37)                    President of                                 $7,000
Trustee                                           Marshall Biscuit Co. Inc.,
1500 S. Beltline Hwy.                             Mobile, Alabama;
Mobile, Alabama   36693                           President of Azalea Aviation, Inc
                                                  (airplane fueling); Director of
                                                  Bank of Mobile

Fred T. Tattersall (age 48)                       Managing Director of                         None
Trustee**                                         Lowe, Brockenbrough & Tattersall
President                                         Strategic Advisors, Inc.,
The Jamestown Bond Fund                           Richmond, Virginia
The Jamestown Short Term Bond Fund
6620 West Broad Street
Suite 300
Richmond, Virginia  23230

Erwin H. Will, Jr. (age 64)                       Chief Investment Officer of                  None
Trustee                                           Virginia Retirement System,
P.O. Box 2500                                     Richmond, Virginia
Richmond, Virginia 23218

Samuel B. Witt III (age 61)                       Senior Vice President and                    $6,500
Trustee                                           General Counsel of Stateside
2300 Clarendon Blvd.                              Associates, Inc., Arlington,
Suite 407                                         Virginia; Director of The Swiss
Arlington, Virginia 22201                         Helvetic Fund, Inc. (closed-end
                                                  investment company)


                                             - 6 -


Charles M. Caravati III (age 31)                  Assistant Portfolio Manager of
Vice President                                    Lowe, Brockenbrough & Tattersall, Inc.,
The Jamestown International Equity Fund           Richmond, Virginia
6620 West Broad Street
Suite 300
Richmond, Virginia 23230

John M. Flippin (age 55)                          Principal of
President                                         Flippin, Bruce & Porter, Inc.,
FBP Contrarian Balanced Fund                      Lynchburg, Virginia
FBP Contrarian Equity Fund
800 Main Street
Lynchburg, Virginia  24504

Timothy S. Healey (age 44)                        Vice President of
Vice President                                    T. Leavell & Associates, Inc.,
The Alabama Tax Free Bond Fund                    Mobile, Alabama
150 Government Street
Mobile, Alabama 36602

R. Gregory Porter, III (age 56)                   Principal of
Vice President                                    Flippin, Bruce & Porter, Inc.,
FBP Contrarian Balanced Fund                      Lynchburg, Virginia
FBP Contrarian Equity Fund
800 Main Street
Lynchburg, Virginia  24504

Mark J. Seger (age 35)                            Vice President of Countrywide Fund Services,
Treasurer                                         Inc. and Countrywide Financial Services, Inc.;
312 Walnut Street, 21st Floor                     Treasurer, Countrywide Investment Trust,
Cincinnati, Ohio 45202                            Countrywide Tax-Free Trust and Countrywide
                                                  Strategic Trust,
                                                  Cincinnati, Ohio

Henry C. Spalding, Jr. (age 59)                   Executive Vice President of
President                                         Lowe, Brockenbrough & Tattersall, Inc.,
The Jamestown Balanced Fund                       Richmond, Virginia
The Jamestown Equity Fund
6620 West Broad Street
Suite 300
Richmond, Virginia  23230


                                             - 7 -


John F. Splain (age 40)                           Vice President, General Counsel and Secretary
Secretary                                         of Countrywide Fund Services, Inc.; General
312 Walnut Street, 21st Floor                     Counsel and Secretary, Countrywide
Cincinnati, Ohio 45202                            Investments, Inc. and Countrywide Financial
                                                  Services, Inc.; Secretary, Countrywide Investment
                                                  Trust, Countrywide Tax-Free Trust
                                                  and Countrywide Strategic Trust,
                                                  Cincinnati, Ohio

Ernest H. Stephenson, Jr. (age 52)                Vice President
Vice President                                    Lowe, Brockenbrough & Tattersall, Inc.,
The Jamestown Balanced Fund                       Richmond, Virginia
The Jamestown Equity Fund
6620 West Broad St.
Suite 300
Richmond, Virginia 23230

Connie R. Taylor (age 46)                         Administrator
Vice President                                    Lowe, Brockenbrough & Tattersall, Inc.,
The Jamestown Balanced Fund                       Richmond, Virginia
The Jamestown Equity Fund
6620 West Broad Street
Suite 300
Richmond, Virginia 23230

Craig D. Truitt (age 38)                          Senior Vice President
Vice President                                    Lowe, Brockenbrough & Tattersall
The Jamestown Bond Fund                           Strategic Advisors, Inc.,
The Jamestown Short Term Bond Fund                Richmond, Virginia
6620 West Broad Street
Suite 300
Richmond, Virginia 23230

Beth Ann Walk (age 38)                            Portfolio Manager of
Vice President                                    Lowe, Brockenbrough & Tattersall, Inc.,
The Jamestown Tax Exempt Virginia Fund            Richmond, Virginia
6620 West Broad Street
Suite 300
Richmond, Virginia 23230
-----------------------------

**Indicates that Trustee is an Interested Person for purposes of the 1940 Act. Charles M. Caravati, Jr. is the father of Charles M. Caravati III.

Messrs. Lee, Morrill, Morrissette, Will and Witt constitute the
Trust's Nominating Committee.  Messrs. Caravati, Lee, Morrill,
Morrissette, Will and Witt constitute the Trust's Audit
Committee. The Audit Committee reviews annually the nature and cost of the professional services rendered by the Trust's independent accountants, the results of their year-end audit and their findings and recommendations as to accounting and financial matters, including the adequacy of internal controls. On the basis of this review the Audit Committee makes recommendations to the Trustees as to the appointment of independent accountants for the following year.

PRINCIPAL HOLDERS OF VOTING SECURITIES. As of July 11, 1997, the Trustees and Officers of the Trust as a group owned beneficially (i.e., had voting and/or investment power) 12.7% of the then outstanding shares of the Fund. On the same date, Austin Brockenbrough, III and Robert F. Norfleet, Jr. as trustees for the Emma Scott Taylor Trust, 325 Oak Lane, Richmond, Virginia 23226, owned of record 5.6% of the then outstanding shares of the Fund; Frederic Bocock/Dennis Belcher as trustees for the Mildred Schoeller Trust, 5516 Falmouth Street, Richmond Virginia 23230, owned of record 5.1% of the then outstanding shares of the Fund; Robert B. Seidensticker, 352 Rolling Lake Court, Manakin, Virginia 23103, owned of record 9.5% of the then outstanding shares of the Fund; Elizabeth B. Towers, Rural Hill P.O. Box 677, Goochland, Virginia 23063, owned of record 6.7% of the then outstanding shares of the Fund; Marjorie W. Arenstein, 4222 Cox Rd., Suite 100, Glen Allen, Virginia, 23060, owned of record 8.1% of the then outstanding shares of the Fund; and Doris L. Crickenberger, 607 Henri Road, Richmond, Virginia 23226, owned of record 6.8% of the then outstanding shares of the Fund.

                               INVESTMENT ADVISOR

Lowe, Brockenbrough & Tattersall, Inc. (the "Advisor") supervises the Fund's investments pursuant to an Advisory Agreement (the "Advisory Agreement") described in the Prospectus. The Advisory Agreement is effective until February 28, 1999 and will be renewed thereafter for one year periods only so long as such renewal and continuance is specifically approved at least annually by the Board of Trustees or by vote of a majority of the Fund's outstanding voting securities, provided the continuance is also approved by a majority of the Trustees who are not "interested persons" of the Trust or the Advisor by vote cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement is terminable without penalty on sixty days notice by the Board of Trustees of the Trust or by the Advisor. The Advisory Agreement provides that it will terminate automatically in the event of its assignment.


Compensation of the Advisor, based upon the Fund's average daily net assets, is at the following annual rates: On the first $250 million, 0.40%; on the next $250 million, 0.35%; and on assets over $500 million, 0.30%. For the fiscal years ended March 31, 1997 and 1996, the Fund paid the Advisor advisory fees of $27,398 (which was net of voluntary fee waivers of $14,090) and $9,576 (net of voluntary fee waivers of $23,645), respectively. The

Advisor voluntarily waived its entire advisory fee and reimbursed a portion of the Fund's operating expenses for the fiscal year ended March 31, 1995.

The Advisor, organized as a Virginia corporation in 1970, is controlled by its sole shareholder, Austin Brockenbrough, III. In addition to acting as Advisor to the Fund, the Advisor serves as investment advisor to three additional investment companies, the subjects of separate prospectuses, and also provides investment advice to corporations, trusts, pension and profit sharing plans, other business and institutional accounts and individuals.

The Advisor provides a continuous investment program for the Fund, including investment research and management with respect to all securities, investments, cash and cash equivalents of the Fund. The Advisor determines what securities and other investments will be purchased, retained or sold by the Fund, and does so in accordance with the investment objectives and policies of the Fund as described herein and in the Prospectus. The Advisor places all securities orders for the Fund, determining with which broker, dealer, or issuer to place the orders.

The Advisor must adhere to the brokerage policies of the Fund in placing all orders, the substance of which policies are that the Advisor must seek at all times the most favorable price and execution for all securities brokerage transactions.

The Advisor also provides, at its own expense, certain Executive Officers to the Trust, and pays the entire cost of distributing Fund shares.


The Advisor may compensate dealers or others based on sales of shares of the Fund to clients of such dealers or others or based on the average balance of all accounts in the Fund for which such dealers or others are designated as the person responsible for the account.

                                  ADMINISTRATOR

Countrywide Fund Services, Inc. (the "Administrator") maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of the Fund's shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions. The Administrator also provides accounting and pricing services to the Fund and supplies non-investment related statistical and research data, internal regulatory compliance services and executive and administrative services. The Administrator supervises the preparation of tax returns, reports to shareholders of the Fund, reports to and filings with the Securities and Exchange Commission and state securities commissions, and materials for meetings of the Board of Trustees.

For the performance of these administrative services, the Fund pays the Administrator a fee at the annual rate of 0.15% of the average value of its daily net assets up to $200,000,000 and 0.10% of such assets in excess of $200,000,000; provided, however, that the minimum fee is $2,000 per month. In addition, the Fund pays out-of-pocket expenses, including but not limited to, postage, envelopes, checks, drafts, forms, reports, record storage and communication lines.


For the fiscal years ended March 31, 1997, 1996 and 1995, the Administrator received from the Fund fees of $24,000, $24,000 and $23,295, respectively.


                                 OTHER SERVICES

The firm of Tait, Weller & Baker, Two Penn Center Plaza, Philadelphia, Pennsylvania 19102, has been retained by the Board of Trustees to perform an independent audit of the books and records of the Trust, to review the Fund's federal and state tax returns and to consult with the Trust as to matters of accounting and federal and state income taxation.


The Custodian of the Fund's assets is Star Bank, N.A., 425 Walnut Street, Cincinnati, Ohio 45202. The Custodian holds all cash and securities of the Fund (either in its possession or in its favor through "book entry systems" authorized by the Trustees in accordance with the 1940 Act), collects all income and effects all securities transactions on behalf of the Fund.

                                    BROKERAGE

It is the Fund's practice to seek the best price and execution for all portfolio securities transactions. The Advisor (subject to the general supervision of the Board of Trustees) directs the execution of the Fund's portfolio transactions. The Trust has adopted a policy which prohibits the Advisor from effecting Fund portfolio transactions with broker-dealers which may be interested persons of the Fund, the Trust, any Trustee, officer or director of the Trust or its investment advisors or any interested person of such persons.

The Fund's portfolio transactions will normally be principal transactions executed in over-the-counter markets and will be executed on a "net" basis, which may include a dealer markup.

No brokerage commissions were paid by the Fund for the last three fiscal years.

While there is no formula, agreement or undertaking to do so, the Advisor may allocate a portion of the Fund's brokerage commissions to persons or firms providing the Advisor with research services, which may typically include, but are not limited to, investment recommendations, financial, economic, political, fundamental and technical market and interest rate data, and other statistical or research services. Much of the information so obtained may also be used by the Advisor for the benefit of the other clients it may have. Conversely, the Fund may benefit from such transactions effected for the benefit of other clients. In all cases, the Advisor is obligated to effect transactions for the Fund based upon obtaining the most favorable price and execution. Factors considered by the Advisor in determining whether the Fund will receive the most favorable price and execution include, among other things: the size of the order, the broker's ability to effect and settle the transaction promptly and efficiently and the Advisor's perception of the broker's reliability, integrity and financial condition.

                          SPECIAL SHAREHOLDER SERVICES

As noted in the Prospectus, the Fund offers the following shareholder services:

REGULAR ACCOUNT. The regular account allows for voluntary investments to be made at any time. Available to individuals, custodians, corporations, trusts, estates and others, investors are free to make additions and withdrawals to or from their account as often as they wish. When an investor makes an initial investment in the Fund, a shareholder account is opened in accordance with the investor's registration instructions. Each time there is a transaction in a shareholder account, such as an additional investment or the reinvestment of a dividend or distribution, the shareholder will receive a statement showing the current transaction and all prior transactions in the shareholder account during the calendar year to date.

AUTOMATIC INVESTMENT PLAN. The automatic investment plan enables shareholders to make regular monthly or quarterly investment in shares through automatic charges to their checking account. With shareholder authorization and bank approval, the Administrator will automatically charge the checking account for the amount specified ($100 minimum) which will be automatically invested in shares at the public offering price on or about the last business day of the month or quarter. The shareholder may change the amount of the investment or discontinue the plan at any time by writing to the Administrator.

SYSTEMATIC WITHDRAWAL PLAN. Shareholders owning shares with a value of $25,000 or more may establish a Systematic Withdrawal Plan. A shareholder may receive monthly or quarterly payments, in amounts of not less than $100 per payment, by authorizing the Fund to redeem the necessary number of shares periodically (each month, or quarterly in the months of March, June, September and December). Checks will be made payable to the designated recipient and mailed within three business days of the valuation date. If the designated recipient is other than the registered shareholder, the signature of each shareholder must be guaranteed on the application (see "Signature Guarantees"). A corporation (or partnership) must also submit a "Corporate Resolution" (or "Certification of Partnership") indicating the names, titles and required number of signatures authorized to act on its behalf. The application must be signed by a duly authorized officer(s) and the corporate seal affixed. No redemption fees are charged to shareholders under this plan. Costs in conjunction with the administration of the plan are borne by the Fund. Shareholders should be aware that such systematic withdrawals may deplete or use up entirely their initial investment and may result in realized long-term or short-term capital gains or losses. The Systematic Withdrawal Plan may be terminated at any time by the Fund upon sixty days' written notice or by a shareholder upon written notice to the Fund. Applications and further details may be obtained by calling the Fund at 1-800-443-4249, or by writing to:

                     The Jamestown Tax Exempt Virginia Fund
                              Shareholder Services
                                  P.O. Box 5354
                           Cincinnati, Ohio 45201-5354

PURCHASES IN KIND. The Fund may accept securities in lieu of cash in payment for the purchase of shares of the Fund. The acceptance of such securities is at the sole discretion of the Advisor based upon the suitability of the securities accepted for inclusion as a long term investment of the Fund, the marketability of such securities, and other factors which the Advisor may deem appropriate. If accepted, the securities will be valued using the same criteria and methods as described in "How Net Asset Value is Determined" in the Prospectus.

REDEMPTIONS IN KIND. The Fund does not intend, under normal circumstances, to redeem its securities by payment in kind. It is possible, however, that conditions may arise in the future which would, in the opinion of the Trustees, make it undesirable for the Fund to pay for all redemptions in cash. In such case, the Board of Trustees may authorize payment to be made in portfolio securities or other property of the Fund. Securities delivered in payment of redemptions would be valued at the same value assigned to them in computing the net asset value per share. Shareholders receiving them would incur brokerage costs when these securities are sold. An irrevocable election may be filed under Rule 18f-1 of the 1940 Act, wherein the Fund commits itself to pay redemptions in cash, rather than in kind, to any shareholder of record of the Fund who redeems during any ninety day period, the lesser of (a) $250,000 or (b) one percent (1%) of the Fund's net assets at the beginning of such period.

TRANSFER OF REGISTRATION. To transfer shares to another owner, send a written request to the Fund at the address shown herein.
Your request should include the following: (1) the existing account registration; (2) signature(s) of the registered owner(s) exactly as the signature(s) appear(s) on the account registration; (3) the new account registration, address, social security or taxpayer identification number and how dividends and capital gains are to be distributed; (4) signature guarantees (see the Prospectus under the heading "Signature Guarantees"); and (5) any additional documents which are required for transfer by corporations, administrators, executors, trustees, guardians, etc. If you have any questions about transferring shares, call or write the Fund.

                               PURCHASE OF SHARES

The purchase price of shares of the Fund is the net asset value next determined after the order is received. An order received prior to 4:00 p.m. Eastern time will be executed at the price computed on the date of receipt; and an order received after that time will be executed at the price computed on the next Business Day. An order to purchase shares is not binding on the Fund until confirmed in writing (or unless other arrangements have been made with the Fund, for example in the case of orders utilizing wire transfer of funds) and payment has been received.

The Fund reserves the right in its sole discretion (i) to suspend the offering of its shares, (ii) to reject purchase orders when in the judgment of management such rejection is in the best interest of the Fund and its shareholders, and
(iii) to reduce or waive the minimum for initial and subsequent investments under circumstances where certain economies can be achieved in sales of Fund shares.

EMPLOYEES AND AFFILIATES OF THE FUND. The Fund has adopted initial investment minimums for the purpose of reducing the cost to the Fund (and consequently to the shareholders) of communicating with and servicing its shareholders. However, a reduced minimum initial investment requirement of $1,000 applies to Trustees, officers and employees of the Fund, the Advisor and certain parties related thereto, including clients of the Advisor or any sponsor, officer, committee member thereof, or the immediate family of any of them. In addition, accounts having the same mailing address may be aggregated for purposes of the minimum investment if they consent in writing to share a single mailing of shareholder reports, proxy statements (but each such shareholder would receive his/her own proxy) and other Fund literature.

                              REDEMPTION OF SHARES

The Fund may suspend redemption privileges or postpone the date of payment (i) during any period that the New York Stock Exchange (the "Exchange") is closed, or trading on the Exchange is restricted as determined by the Securities and Exchange Commission (the "Commission"), (ii) during any period when an emergency exists as defined by the rules of the Commission as a result of which it is not reasonably practicable for the Fund to dispose of securities owned by it, or to fairly determine the value of its assets, and (iii) for such other periods as the Commission may permit.

No charge is made by the Fund for redemptions, although the Trustees could impose a redemption charge in the future. Any redemption may be more or less than the shareholder's cost depending on the market value of the securities held by the Fund.

                          NET ASSET VALUE DETERMINATION

Under the 1940 Act, the Trustees are responsible for determining in good faith the fair value of the securities and other assets of the Fund, and they have adopted procedures to do so, as follows. The net asset value of the Fund is determined as of the close of trading of the Exchange (currently 4:00 p.m. Eastern time) on each "Business Day." A Business Day means any day, Monday through Friday, except for the following holidays: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Fourth of July, Labor Day, Columbus Day, Veterans Day, Thanksgiving Day and Christmas. Net asset value per share is determined by dividing the total value of all Fund securities and other assets, less liabilities, by the total number of shares then outstanding. Net asset value includes interest on fixed income securities, which is accrued daily.

                          ALLOCATION OF TRUST EXPENSES

Each Fund of the Trust pays all of its own expenses not assumed by the Advisor or the Administrator, including, but not limited to, the following: custodian, shareholder servicing, stock transfer and dividend disbursing expenses; clerical employees and junior level officers of the Trust as and if approved by the Board of Trustees; taxes; expenses of the issuance and redemption of shares (including registration and qualification fees and expenses); costs and expenses of membership and attendance at meetings of certain associations which may be deemed by the Trustees to be of overall benefit to the Fund and its shareholders; legal and auditing expenses; and the cost of stationery and forms prepared exclusively for the Fund. General Trust expenses are allocated among the series, or funds, on a fair and equitable basis by the Board of Trustees, which may be based on relative net assets of each fund (on the date the expense is paid) or the nature of the services performed and the relative applicability to each fund.

Under the Advisory Agreement, the Advisor may be required to reimburse the Fund if its annual ordinary operating expenses exceed certain limits. This expense limitation is calculated and administered separately with respect to each series of the Trust in accordance with the requirements of state securities authorities. Expenses which are not subject to this limitation are interest, taxes and extraordinary expenses. Expenditures, including costs incurred in connection with the purchase or sale of portfolio securities, which are capitalized in accordance with generally accepted accounting principles applicable to investment companies, are accounted for as capital items and not as expenses. Reimbursement, if any, will be on a monthly basis, subject to year end adjustment. The Advisor in its discretion may, but is not required to, reimburse the Fund an amount of money in excess of its advisory fee.

                           ADDITIONAL TAX INFORMATION

TAXATION OF THE FUND. The Fund intends to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). Among its requirements to qualify under Subchapter M, the Fund must distribute annually at least 90% of its net taxable income plus 90% of its net tax-exempt interest income. In addition to this distribution requirement, the Fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities' loans, gains from the disposition of stock or securities, and certain other income. The Fund will also be required to derive less than 30% of its gross income from the sale or other disposition of securities held for less than 90 days.

While the above requirements are aimed at qualification of the Fund as a regulated investment company under Subchapter M of the Code, the Fund also intends to comply with certain requirements of the Code to avoid liability for federal income and excise tax. If the Fund remains qualified under Subchapter M, it will not be subject to federal income tax to the extent it distributes its taxable net investment income and net realized capital gains. A nondeductible 4% federal excise tax will be imposed on the Fund to the extent it does not distribute at least 98% of its ordinary taxable income for a calendar year, plus 98% of its capital gain net taxable income for the one year period ending each October 31, plus certain undistributed amounts from prior years. Such required distributions are based only on the Fund's taxable income, however, so the excise tax generally would not apply to tax-exempt income earned by the Fund. While the Fund intends to distribute its taxable income and capital gains in a manner so as to avoid imposition of the federal excise and income taxes, there can be no assurance that the Fund indeed will make sufficient distributions to avoid entirely imposition of federal excise or income taxes.


As of March 31, 1997, the Fund had capital loss carryforwards for federal income tax purposes of $57,120 which expire on March 31, 2004. These capital loss carryforwards may be utilized in future years to offset realized capital gains prior to distributing such gains to shareholders.


Should additional series, or funds, be created by the Trustees, each fund would be treated as a separate tax entity for federal income tax purposes.

TAX STATUS OF THE FUND'S DIVIDENDS AND DISTRIBUTIONS. Dividends paid by the Fund derived from net investment income or net short-term capital gains are taxable to shareholders as ordinary income, whether received in cash or reinvested in additional shares. Since federal and Virginia tax laws exempt income from qualifying municipal bond obligations, income dividends attributable to such obligations are exempt from such taxes. A report will be distributed to each shareholder as of December 31st of each year outlining the percentage of income dividends which qualify for such tax exemptions. Distributions, if any, of long-term capital gains are taxable to shareholders as long-term capital gains, whether received in cash or reinvested in additional shares, regardless of how long Fund shares have been held. Such capital gain distributions are also subject to Virginia income tax, except to the extent attributable to gains from certain obligations of the Commonwealth of Virginia and its political subdivisions. For information on "backup" withholding, see "How to Purchase Shares" in the Prospectus.

For federal income tax purposes, any loss upon the sale of shares of the Fund held for six months or less will be treated as long-term capital loss to the extent of any long-term capital gain distributions received by the shareholder. In addition, any loss of Fund shares held for six months or less will be disallowed for both federal and Virginia income tax purposes to the extent of any dividends received by the shareholder exempt from federal income tax, even though, in the case of Virginia, some portion of such dividends actually may have been subject to Virginia income tax.


                            CAPITAL SHARES AND VOTING

Shares of the Fund, when issued, are fully paid and non-assessable and have no preemptive or conversion rights. Shareholders are entitled to one vote for each full share and a fractional vote for each fractional share held. Shares have noncumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees and, in this event, the holders of the remaining shares voting will not be able to elect any Trustees. The Trustees will hold office indefinitely, except that:
(1) any Trustee may resign or retire and (2) any Trustee may be removed with or without cause at any time (a) by a written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; or (b) by vote of shareholders holding not less than two-thirds of the outstanding shares of the Trust, cast in person or by proxy at a meeting called for that purpose; or (c) by a written declaration signed by shareholders holding not less than two-thirds of the outstanding shares of the Trust and filed with the Trust's custodian. Shareholders have certain rights, as set forth in the Declaration of Trust, including the right to call a meeting of the shareholders for the purpose of voting on the removal of one or more Trustees. Shareholders holding not less than ten percent (10%) of the shares then outstanding may require the Trustees to call such a meeting and the Trustees are obligated to provide certain assistance to shareholders desiring to communicate with other shareholders in such regard (e.g., providing access to shareholder lists, etc.). In case a vacancy or an anticipated vacancy shall for any reason exist, the vacancy shall be filled by the affirmative vote of a majority of the remaining Trustees, subject to the provisions of Section 16(a) of the 1940 Act. The Trust does not expect to have an annual meeting of shareholders.

Prior to January 24, 1994 the Trust was called The Nottingham Investment Trust.

                         CALCULATION OF PERFORMANCE DATA


As indicated in the Prospectus, the Fund may, from time to time, advertise certain total return and yield information. The average annual total return of the Fund for a period is computed by subtracting the net asset value per share at the beginning of the period from the net asset value per share at the end of the period (after adjusting for the reinvestment of any income dividends and capital gain distributions), and dividing the result by the net asset value per share at the beginning of the period. In particular, the average annual total return of the Fund ("T") is computed by using the redeemable value at the end of a specified period of time ("ERV") of a hypothetical initial investment of $1,000 ("P") over a period of time ("n") according to the formula P(l+T)n=ERV. The average annual total return quotations for the Fund for the one year period ended March 31, 1997 and for the period since inception (September 1, 1993) to March 31, 1997 are 4.39% and 4.04%, respectively.


In addition, the Fund may advertise other total return performance data ("Nonstandardized Return"). Nonstandardized Return shows as a percentage rate of return encompassing all elements of return (i.e., income and capital appreciation or depreciation); it assumes reinvestment of all dividends and capital gain distributions. Nonstandardized Return may consist of a cumulative percentage of return, actual year-by-year rates or any combination thereof.

From time to time, the Fund may advertise its yield and tax- equivalent yield. A yield quotation is based on a 30-day (or one month) period and is computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

                          Yield = 2[(a-b/cd + 1)6 - 1]
Where:
a = dividends and interest earned during the period b = expenses accrued for the period (net of reimbursements) c = the average daily number of shares outstanding during the period that were entitled to receive dividends d = the maximum offering price per share on the last day of the period


Generally, interest earned (for the purpose of "a" above) on debt obligations is computed by reference to the yield to maturity of each obligation held based on the market value of the obligation (including actual accrued interest) at the close of business on the last business day prior to the start of the 30-day (or one month) period for which yield is being calculated, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest). The Fund's yield for the 30 days ended March 31, 1997 was 4.43%.

The tax-equivalent yield of the Fund is computed by using the tax-exempt yield figure and dividing by one minus the applicable tax rate. The Fund's tax-equivalent yield for the 30 days ended March 31, 1997, based on the highest marginal combined federal and Virginia income tax rate, was 7.78%.


The Fund's performance may be compared in advertisements, sales literature and other communications to the performance of other mutual funds having similar objectives or to standardized indices or other measures of investment performance. In particular, the Fund may compare its performance to the Lehman Municipal Bond Index, which is generally considered to be representative of the performance of municipal bonds. Comparative performance may also be expressed by reference to a ranking prepared by a mutual fund monitoring service, such as Lipper Analytical Services, Inc. or Morningstar, Inc., or by one or more newspapers, newsletters or financial periodicals. Performance comparisons may be useful to investors who wish to compare the Fund's past performance to that of other mutual funds and investment products. Of course, past performance is not a guarantee of future results.

o LIPPER ANALYTICAL SERVICES, INC. ranks funds in various fund categories by making comparative calculations using total return. Total return assumes the reinvestment of all capital gains distributions and income dividends and takes into account any change in net asset value over a specific period of time.

o MORNINGSTAR, INC., an independent rating service, is the publisher of the bi-weekly Mutual Fund Values. Mutual Fund Values rates more than 1,000 NASDAQ-listed mutual funds of all types, according to their risk-adjusted returns. The maximum rating is five stars, and ratings are effective for two weeks.

Investors may use such indices in addition to the Fund's Prospectus to obtain a more complete view of the Fund's performance before investing. Of course, when comparing the Fund's performance to any index, factors such as composition of the index and prevailing market conditions should be considered in assessing the significance of such comparisons. When comparing funds using reporting services, or total return, investors should take into consideration any relevant differences in funds such as permitted portfolio compositions and methods used to value portfolio securities and compute offering price. Advertisements and other sales literature for the Fund may quote total returns that are calculated on non-standardized base periods. The total returns represent the historic change in the value of an investment in the Fund based on monthly reinvestment of dividends over a specified period of time.

From time to time the Fund may include in advertisements and other communications information, charts, and illustrations relating to inflation and the effects of inflation on the dollar, including the purchasing power of the dollar at various rates of inflation. The Fund may also disclose from time to time information about its portfolio allocation and holdings at a particular date (including ratings of securities assigned by independent rating services such as S&P and Moody's). The Fund may also depict the historical performance of the securities in which the Fund may invest over periods reflecting a variety of market or economic conditions either alone or in comparison with alternative investments, performance indices of those investments, or economic indicators. The Fund may also include in advertisements and in materials furnished to present and prospective shareholders statements or illustrations relating to the appropriateness of types of securities and/or mutual funds that may be employed to meet specific financial goals, such as saving for retirement, children's education, or other future needs.

                        FINANCIAL STATEMENTS AND REPORTS

The books of the Fund will be audited at least once each year by independent public accountants. Shareholders will receive annual audited and semiannual (unaudited) reports when published and will receive written confirmation of all confirmable transactions in their account. A copy of the Annual Report will accompany the Statement of Additional Information ("SAI") whenever the SAI is requested by a shareholder or prospective investor. The Financial Statements of the Fund as of March 31, 1997, together with the report of the independent accountants thereon, are included on the following pages.

                     THE JAMESTOWN TAX EXEMPT VIRGINIA FUND
                              No Load Mutual Fund

                                 ANNUAL REPORT
                                 March 31, 1997

Investment Adviser                              Administrator
LOWE, BROCKENBROUGH & TATTERSALL, INC.          COUNTRYWIDE FUND SERVICES, INC.
6620 West Broad Street                          312 Walnut Street
Suite 300                                       P.O. Box 5354
Richmond, Virginia 23230                        Cincinnati, Ohio 45201-5354
1.804.288.0404                                  1.800.443.4249

                     THE JAMESTOWN TAX EXEMPT VIRGINIA FUND

                       MANAGEMENT DISCUSSION AND ANALYSIS

                                 March 31, 1997


PERFORMANCE OF THE JAMESTOWN TAX EXEMPT VIRGINIA FUND

For the fiscal year ended March 31, 1997, The Jamestown Tax Exempt Virginia Fund had a total return of 4.39% after operating expenses. This compared favorably to the Lipper Intermediate Municipal Fund Index which was up 4.17%. The Lehman Municipal Bond Index advanced 5.45% during this same period. The Fund maintained an average maturity of approximately seven years, while the Lehman Municipal Bond Index had an average maturity of fourteen years. With our conservative style of management and neutral view of the bond market, we believed it was prudent to be shorter than this Index, which resulted in our relative underperformance.

We were experiencing similar interest rates just nine months ago, right before municipal yields dropped between 40 and 45 basis points. What is different this time around is that economic growth is clearly stronger, the fears of impending inflation are clearly stronger, the dollar is stronger, and the Federal Reserve has already raised interest rates. What is similar is that by most popular measures, inflation still has not appeared and pricing power is most likely limited now as it was then. It remains to be seen if the Federal Reserve is as convinced as the markets that the best of all possible worlds of strong growth, full employment, minimal inflation and balanced budgets has been achieved.

The Jamestown Tax Exempt Virginia Fund

Comparison of the Change in Value of a $10,000 Investment in The Jamestown Tax Exempt Virginia Fund and the Lehman Municipal Bond Index

THE JAMESTOWN TAX EXEMPT VIRGINIA FUND


                 LEHMAN MUNICIPAL BOND INDEX:                                   THE JAMESTOWN TAX EXEMPT
                                                                                    VIRGINIA FUND:

                             QTRLY                                                            QTRLY
       DATE                  RETURN            BALANCE                   DATE                 RETURN            BALANCE

       09/01/93                                10,000                    09/01/93                               10,000
       09/30/93              1.14%             10,114                    09/30/93              1.20%            10,120
       12/31/93              1.41%             10,256                    12/31/93              1.54%            10,275
       03/31/94             -5.49%              9,693                    03/31/94             -4.35%             9,828
       06/30/94              1.11%              9,801                    06/30/94              0.79%             9,906
       09/30/94              0.68%              9,868                    09/30/94              0.72%             9,978
       12/31/94             -1.44%              9,726                    12/31/94             -0.80%             9,898
       03/31/95              7.07%             10,414                    03/31/95              4.73%            10,366
       06/30/95              2.41%             10,665                    06/30/95              2.21%            10,596
       09/30/95              2.87%             10,971                    09/30/95              1.98%            10,806
       12/31/95              4.13%             11,424                    12/31/95              2.78%            11,106
       03/31/96             -1.20%             11,287                    03/31/96             -0.59%            11,041
       06/30/96              0.76%             11,372                    06/30/96              0.63%            11,110
       09/30/96              2.29%             11,633                    09/30/96              1.65%            11,293
       12/31/96              2.55%             11,929                    12/31/96              2.15%            11,536
       03/31/97             -0.24%             11,901                    03/31/97             -0.10%            11,525


LIPPER INTERMEDIATE MUNICIPAL FUND INDEX


                            QTRLY
       DATE                 RETURN            BALANCE
       09/01/93                                10,000
       09/30/93              1.14%             10,114
       12/31/93              1.18%             10,233
       03/31/94             -3.89%              9,835
       06/30/94              0.92%              9,926
       09/30/94              0.59%              9,984
       12/31/94             -3.54%              9,631
       03/31/95              4.94%             10,107
       06/30/95              1.66%             10,274
       09/30/95              2.26%             10,507
       12/31/95              2.58%             10,778
       03/31/96             -0.66%             10,707
       06/30/96              0.49%             10,759
       09/30/96              1.63%             10,934
       12/31/96              2.09%             11,163
       03/31/97             -0.09%             11,153


Past performance is not predictive of future performance.

The Jamestown Tax Exempt Virginia Fund Average Annual Total Returns

1 Year         Since Inception*
4.39%          4.04%


* Initial public offering of shares was September 1, 1993.

THE JAMESTOWN TAX EXEMPT VIRGINIA FUND

STATEMENT OF ASSETS AND LIABILITIES

March 31, 1997


ASSETS
   Investments in securities:
      At acquisition cost                                                          $             11,173,093
                                                                                    ========================
      At value (Note 1)                                                            $             11,355,378
   Cash                                                                                                  13
   Interest receivable                                                                              169,652
   Other assets                                                                                         266
      TOTAL ASSETS                                                                               11,525,309
                                                                                   ------------------------

LIABILITIES
   Dividends payable                                                                                 20,246
   Payable for investment securities purchased                                                      300,862
   Payable for capital shares redeemed                                                                  419
   Accrued advisory fees (Note 3)                                                                     3,456
   Accrued administration fees (Note 3)                                                               2,000
   Other accrued expenses                                                                             1,200
                                                                                   ------------------------
      TOTAL LIABILITIES                                                                             328,183
                                                                                   ------------------------

NET ASSETS                                                                         $             11,197,126
                                                                                   ========================

Net assets consist of:
Paid-in capital                                                                    $             11,071,961
Accumulated net realized losses from security transactions                                          (57,120)
Net unrealized appreciation on investments                                                          182,285
                                                                                   ------------------------
   Net assets                                                                      $             11,197,126
                                                                                   ========================

Shares of beneficial interest outstanding (unlimited number of shares
   authorized, no par value)                                                                      1,139,442
                                                                                   ========================

Net asset value, offering price and redemption price per share (Note 1)            $                   9.83
                                                                                   ========================



See accompanying notes to the financial statements.

THE JAMESTOWN TAX EXEMPT VIRGINIA FUND

STATEMENT OF OPERATIONS

Year Ended March 31, 1997

INVESTMENT INCOME
   Interest                                                             $      546,299
                                                                          ------------

EXPENSES
   Investment advisory fees (Note 3)                                            41,488
   Administration fees (Note 3)                                                 24,000
   Professional fees                                                             7,258
   Pricing costs                                                                 5,202
   Trustees' fees and expenses                                                   5,002
   Custodian fees                                                                4,724
   Printing of shareholder reports                                               1,862
   Postage and supplies                                                          1,102
   Other expenses                                                                1,247
                                                                          ------------
      TOTAL EXPENSES                                                            91,885
   Fees waived by the Adviser (Note 3)                                         (14,090)
                                                                          ------------
      NET EXPENSES                                                              77,795
                                                                          ------------

NET INVESTMENT INCOME                                                          468,504
                                                                          ------------

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
   Net realized gains from security transactions                                16,747
   Net change in unrealized appreciation/depreciation on investments           (32,780)
                                                                          ------------

NET REALIZED AND UNREALIZED LOSSES ON INVESTMENTS                              (16,033)
                                                                          ------------

NET INCREASE IN NET ASSETS FROM OPERATIONS                                     452,471
                                                                          ============


See accompanying notes to the financial statements.


THE JAMESTOWN TAX EXEMPT VIRGINIA FUND

STATEMENT OF CHANGES IN NET ASSETS

Years Ended March 31, 1997 and 1996


                                                                                  Year              Year
                                                                                 Ended             Ended
                                                                              March 31,         March 31,
                                                                                  1997              1996
                                                                        ---------------   ----------------
FROM OPERATIONS:
   Net investment income                                                $       468,504   $       378,620
   Net realized gains from security transactions                                 16,747            44,594
   Net change in unrealized appreciation/depreciation
      on investments                                                            (32,780)           87,707
                                                                        ---------------   ---------------
Net increase in net assets from operations                                      452,471           510,921
                                                                        ---------------   ---------------

DISTRIBUTIONS TO SHAREHOLDERS:
   From net investment income                                                  (468,504)         (378,620)
                                                                        ---------------   ---------------

FROM CAPITAL SHARE TRANSACTIONS (a):
   Proceeds from shares sold                                                  3,430,016         1,576,152
   Net asset value of shares issued in reinvestment
      of distributions to shareholders                                          251,004           242,402
   Payments for shares redeemed                                              (1,247,016)         (883,247)
                                                                        ---------------   ---------------
Net increase in net assets from capital share transactions                    2,434,004           935,307
                                                                        ---------------   ---------------

TOTAL INCREASE IN NET ASSETS                                                  2,417,971         1,067,608

NET ASSETS:
   Beginning of year                                                          8,779,155         7,711,547
                                                                        ---------------   ---------------
   End of year                                                          $    11,197,126   $     8,779,155
                                                                        ===============   ===============


(a)Number of shares:

   Sold                                                                         349,394           159,428
   Reinvested                                                                    25,420            24,511
   Redeemed                                                                    (126,290)          (89,606)
                                                                        ---------------   ---------------
   Net increase in shares outstanding                                           248,524            94,333
   Shares outstanding, beginning of year                                        890,918           796,585
                                                                        ---------------   ---------------
   Shares outstanding, end of year                                            1,139,442           890,918
                                                                        ===============   ===============


See accompanying notes to the financial statements.


THE JAMESTOWN TAX EXEMPT VIRGINIA FUND

FINANCIAL HIGHLIGHTS

Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Period

                                                                                                        Period
                                                                  Years ended March 31,                 Ended
                                                                                                       March 31,
                                                              1997           1996           1995       1994 (a)
                                                           ---------       -------         ------     ----------
Net asset value at beginning of period                       $9.85           $9.68          $9.61       $10.00
                                                           ---------       -------         ------     ----------

Income from investment operations:
   Net investment income                                      0.45            0.45           0.44        0.23
   Net realized and unrealized gains
     (losses) on investments                                 (0.02)           0.17           0.07        (0.39)
                                                           --------         ------        -------     ----------
Total from investment operations                              0.43            0.62           0.51        (0.16)
                                                           --------         ------        -------     ----------

Less distributions:
   Dividends from net investment income                      (0.45)          (0.45)         (0.44)       (0.23)
                                                           --------         ------        -------     ----------

Net asset value at end of period                             $9.83           $9.85          $9.68        $9.61
                                                           ========        =======        =======     ==========

Total return                                                 4.39%           6.51%          5.47%        (2.96)%(c)
                                                           ========        =======        =======     ==========

Net assets at end of period (000's)                        $11,197         $8,779          $7,712        $2,056
                                                           ========        ======         =======     ==========

Ratio of expenses to average net assets (b)                  0.75%          0.75%           0.75%          0.75%(c)

Ratio of net investment income to average net assets         4.51%          4.57%           4.64%          4.07%(c)

Portfolio turnover rate                                        24%            14%             97%            33%


(a)Represents the period from the commencement of operations
   (September 1, 1993) through March 31, 1994.

(b)Absent investment advisory fees waived and/or expenses reimbursed by the Adviser, the ratios of expenses to average net assests would have been 0.88%, 1.04%, 1.62% and 4.83%(c) for the periods ended March 31, 1997,
   1996, 1995 and 1994, respectively (Note 3).

(c)Annualized.

See accompanying notes to the financial statements.


THE JAMESTOWN TAX EXEMPT VIRGINIA FUND

                                                    PORTFOLIO OF INVESTMENTS

                                                        March 31, 1997



        Par
       Amount                                                                                      Value
      -------                                                                                     -------
                    FIXED RATE REVENUE AND GENERAL
                       OBLIGATION (GO) BONDS - 93.6%
                    Virginia - 92.2%
                    Arlington Co., Virginia, GO,
$         300,000      5.60%, due 08/01/2006                                                       $       312,591
                                                                                                    --------------

                    Brunswick Co., Virginia, Industrial Dev. Authority, Revenue,
          300,000      5.45%, due 07/01/2006                                                              306,309
                                                                                                    --------------

                    Cheasapeake, Virginia, GO,
          200,000      5.60%, due 05/01/2000                                                              205,912
                                                                                                    --------------

                    Chesterfield Co., Virginia, GO,
          350,000      6.25%, due 07/15/2005                                                              372,893
                                                                                                    --------------

                    Fairfax Co., Virginia, GO,
          350,000      5.60%, due 05/01/2003                                                              359,551
                                                                                                    --------------

                    Fairfax Co., Virginia, Park Authority, Revenue,
          300,000      6.25%, due 07/15/2005                                                              312,759
                                                                                                    --------------

                    Fairfax Co., Virginia, Sewer, Revenue,
          350,000      5.625%, due 07/15/2008                                                             359,838
                                                                                                    --------------

                    Hanover Co., Virginia, Industrial Dev. Authority, Revenue,
          225,000      6.25%, due 10/01/2011                                                              232,754
                                                                                                    --------------

                    Harrisonburg, Virginia, GO,
          250,000      5.50%, due 07/15/2000                                                              256,700
                                                                                                    --------------

                    Loudoun Co., Virginia, GO,
          300,000      5.50%, due 06/01/2009                                                              302,967
                                                                                                    --------------

                    Martinsville, Virginia, Industrial Dev. Authority, Hospital Facility, Revenue,
          150,000      6.50%, due 01/01/1999                                                              154,803
                                                                                                    --------------

                    Newport News, Virginia, GO,
          400,000      5.40%, due 07/01/2002                                                              407,640
                                                                                                    --------------

                    Norfolk, Virginia, GO,
          300,000      5.75%, due 06/01/2011                                                              306,618
                                                                                                    --------------

                    Norfolk, Virginia, Industrial Dev. Authority, Hospital, Revenue,
          350,000      6.80%, due 06/01/2005                                                              386,109
                                                                                                    --------------

                    Peumansend Creek, Virginia, Regional Jail Authority, Revenue,
          300,000      5.75%, due 06/01/2017                                                              297,498
                                                                                                    --------------

        Par
       Amount                                                                                          Value
     --------                                                                                       -----------
                    Virginia - Continued
                    Pittsylvania Co., Virginia, GO,
$         300,000      5.65%, due 07/01/2006                                                      $       309,564
                                                                                                    --------------

                    Portsmouth, Virginia, GO,
          200,000      5.90%, due 11/01/2001                                                              209,700
                                                                                                    --------------

                    Prince William Co., Virginia, Park Authority, Revenue,
          250,000      6.10%, due 10/15/2004                                                              263,275
                                                                                                    --------------

                    Prince William Co., Virginia, Service Auth. Water & Sewer, Revenue,
          150,000      6.40%, due 07/01/2004                                                              160,392
                                                                                                    --------------

                    Richmond, Virginia, GO,
          400,000      6.25%, due 01/15/2018                                                              411,272
                                                                                                    --------------

                    Richmond, Virginia, Metropolitan Authority, Revenue,
          250,000      6.00%, due 07/15/2004                                                              265,405
                                                                                                    --------------

                    Richmond, Virginia, Public Utility, Revenue,
          150,000      7.10%, due 01/15/2000                                                              155,837
                                                                                                    --------------

                    Riverside, Virginia, Regional Jail Authority, Revenue,
          300,000      5.30%, due 07/01/2002                                                              306,585
                                                                                                    --------------

                    Roanoke, Virginia, GO,
          300,000      6.40%, due 08/01/2012                                                              316,254
                                                                                                    --------------

                    Suffolk, Virginia, GO,
          350,000      5.80%, due 06/01/2011                                                              357,179
                                                                                                    --------------

                    Virginia Beach, Virginia, GO,
          325,000      6.20%, due 09/01/2013                                                              339,827
                                                                                                    --------------

                    Virginia State, GO,
          300,000      5.90%, due 06/01/2005                                                              312,831
                                                                                                    --------------

                    Virginia State Housing Dev. Authority, Revenue,
          150,000      5.60%, due 01/01/2002                                                              153,078
          150,000      6.60%, due 11/01/2012                                                              157,230
          150,000      6.30%, due 11/01/2015                                                              154,272
                                                                                                    --------------
                                                                                                          464,580
                                                                                                    --------------

                    Virginia State Public Building Authority, Revenue,
          250,000      5.30%, due 08/01/1998                                                              254,035
                                                                                                    --------------


        Par
       Amount                                                                                             Value
    ----------                                                                                          ---------
                    Virginia - Continued
                    Virginia State Public School Authority, Revenue,
$         150,000      6.50%, due 08/01/2005                                                      $       161,382
          250,000      5.90%, due 08/01/2006                                                              261,155
                                                                                                    --------------
                                                                                                          422,537
                                                                                                    --------------

                    Virginia State Transportation Board, Revenue,
          350,000      6.25%, due 05/15/2012                                                              366,383
                                                                                                    --------------

                    Virginia Commonwealth University, Revenue,
          250,000      5.75%, due 05/01/2006                                                              260,393
                                                                                                    --------------

                    Winchester, Virginia, Industrial Dev. Authority, Revenue
          280,000      7.25%, due 01/01/2000, prerefunded at 102                                          303,951
                                                                                                    --------------

                    York Co., Virginia, Certificates of Participation, Revenue,
          250,000      6.625%, due 03/01/2012                                                             263,955
                                                                                                    --------------

                    Total Virginia                                                                     10,318,897
                                                                                                    --------------

                    Puerto Rico - 1.4%
                    Puerto Rico Commonwealth, Highway and Transp. Authority, Revenue,
          150,000      6.375%, due 07/01/2007                                                             158,859
                                                                                                    --------------

                    Total Puerto Rico                                                                     158,859
                                                                                                    --------------

                    Total Fixed Rate Revenue and General Obligation Bonds
                       (Cost $10,295,471)                                                        $     10,477,756
                                                                                                    --------------

       Shares
                    MONEY MARKETS - 7.8%
          877,622      Star Tax Free Fund (Cost $877,622)                                        $        877,622
                                                                                                    --------------

                    Total Investments at Value (Cost $11,173,093) - 101.4%                       $     11,355,378

                    Liabilities in Excess of Other Assets - (1.4)%                                       (158,252)
                                                                                                    --------------

                    Net Assets - 100.0%                                                          $     11,197,126
                                                                                                    ==============



  See accompanying notes to the financial statements.

                     THE JAMESTOWN TAX EXEMPT VIRGINIA FUND

                          NOTES TO FINANCIAL STATEMENTS

                                 March 31, 1997


1.  SIGNIFICANT ACCOUNTING POLICIES

The Jamestown Tax Exempt Virginia Fund (the Fund) is a no-load series of the Williamsburg Investment Trust (the Trust), an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Trust was organized as a Massachusetts business trust on July 18, 1988. The Fund began operations on September 1, 1993.

The Fund's investment objectives are to provide current income exempt from federal income taxes and from the personal income taxes of Virginia, to preserve capital, to limit credit risk and to take advantage of opportunities to increase and enhance the value of an investment in the Fund. The Fund invests primarily in debt obligations issued by the State of Virginia and its political subdivisions, agencies, authorities and instrumentalities and by other issuers the interest from which is exempt from the personal income taxes of Virginia. The marketability and market value of these obligations may be affected by certain Virginia constitutional amendments, legislative measures, executive orders, administrative regulations, voter initiatives and other political and economic developments. If any such developments arise, they could adversely affect the ability of various Virginia issuers to meet their financial obligations and could impact the Fund's portfolio.

The following is a summary of the Fund's significant accounting policies:

Securities valuation -- The Fund's portfolio securities are valued as of the close of business of the regular session of the New York Stock Exchange (currently 4:00 p.m., Eastern time). Securities which are traded over-the-counter are valued at the last sales price, if available, otherwise, at the last quoted bid price. The Fund's securities will ordinarily be traded on the over-the-counter market. When market quotations are not readily available, securities may be valued on the basis of prices provided by an independent pricing service. If a pricing service cannot provide a valuation, securities will be valued in good faith at fair market value using methods consistent with those determined by the Board of Trustees.

Share valuation -- The net asset value per share of the Fund is calculated daily by dividing the total value of the Fund's assets, less liabilities, by the number of shares outstanding. The offering price and redemption price per share of the Fund is equal to the net asset value per share.

Investment income and distributions to shareholders -- Interest income is accrued as earned. Discounts and premiums on securities purchased are amortized in accordance with income tax regulations. Dividends arising from net investment income are declared daily and paid on the last business day of each month to shareholders of the Fund. Net realized short-term capital gains, if any, may be distributed throughout the year and net realized long-term capital gains, if any, are distributed at least once each year. Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Security transactions -- Security transactions are accounted for on trade date. Securities sold are valued on a specific identification basis.

                     THE JAMESTOWN TAX EXEMPT VIRGINIA FUND

                          NOTES TO FINANCIAL STATEMENTS

                                 March 31, 1997



Estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Federal income tax -- It is the Fund's policy to comply with the special provisions of the Internal Revenue Code applicable to regulated investment companies. As provided therein, in any fiscal year in which a Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also the Fund's intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

The following information is based upon the federal income tax cost of portfolio investments of the Fund as of March 31, 1997:

       Gross unrealized appreciation....................  $ 201,865
       Gross unrealized depreciation.....................   (19,580)
                                                          ---------
       Net unrealized appreciation .....................  $ 182,285
                                                          =========

The tax basis of investments of the Fund is equal to the acquisition cost as shown on the Statement of Assets and Liabilities. As of March 31, 1997, the Fund had capital loss carryforwards for federal income tax purposes of $57,120 which expire on March 31, 2004. These capital loss carryforwards may be utilized in current and future years to offset net realized capital gains prior to distributing such gains to shareholders.


2.  INVESTMENT TRANSACTIONS

During the year ended March 31, 1997, purchases and proceeds from sales and maturities of investment securities, other than short-term investments, amounted to $4,524,334 and $2,355,813, respectively.

                     THE JAMESTOWN TAX EXEMPT VIRGINIA FUND

                          NOTES TO FINANCIAL STATEMENTS

                                 March 31, 1997


3.  TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISORY AGREEMENT
The Fund's investments are managed by Lowe, Brockenbrough & Tattersall, Inc. (the Adviser) under the terms of an Investment Advisory Agreement. Under the Investment Advisory Agreement, the Fund pays the Adviser a fee, which is computed and accrued daily and paid monthly at an annual rate of .40% of its average daily net assets up to $250 million; .35% of the next $250 million of such net assets; and .30% of such net assets in excess of $500 million. The Adviser currently intends to limit the total operating expenses of the Fund to
 .75% of average daily net assets. Accordingly, the Adviser voluntarily waived $14,090 of its investment advisory fee for the year ended March 31, 1997. Certain trustees and officers of the Trust are also officers of the Adviser.

ADMINISTRATIVE SERVICES AGREEMENT
Under the terms of an Administrative Services Agreement with the Trust, Countrywide Fund Services, Inc., (CFS), formerly MGF Service Corp., provides administrative, pricing, accounting, dividend disbursing, shareholder servicing and transfer agent services for the Fund. For these services, CFS receives a monthly fee from the Fund at an annual rate of .15% of its average daily net assets up to $200 million and .10% of such net assets in excess of $200 million, subject to a $2,000 minimum monthly fee. In addition, the Fund pays out-of-pocket expenses including, but not limited to, postage, supplies and costs of pricing the Fund's portfolio securities. Certain officers of the Trust are also officers of CFS.

               REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS



To the Shareholders and Board of Trustees
The Williamsburg Investment Trust
Cincinnati, Ohio

         We have audited the accompanying statement of assets and liabilities of The Jamestown Tax Exempt Virginia Fund (a series of The Williamsburg Investment Trust), including the portfolio of investments, as of March 31, 1997, and the related statement of operations for the year then ended, and the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for the periods indicated thereon. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits.

         We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 1997 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

         In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Jamestown Tax Exempt Virginia Fund as of March 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the periods referred to above, in conformity with generally accepted accounting principles.





                                                    Tait, Weller & Baker

Philadelphia, Pennsylvania
April 25, 1997

                       STATEMENT OF ADDITIONAL INFORMATION

                           THE JAMESTOWN BALANCED FUND
                            THE JAMESTOWN EQUITY FUND

                                 August 1, 1997

                                    Series of
                          WILLIAMSBURG INVESTMENT TRUST
                          312 Walnut Street, 21st Floor
                             Cincinnati, Ohio 45202
                            Telephone 1-800-443-4249


                                TABLE OF CONTENTS



INVESTMENT OBJECTIVES AND POLICIES........................................... 2
DESCRIPTION OF BOND RATINGS.................................................. 5
INVESTMENT LIMITATIONS....................................................... 8
TRUSTEES AND OFFICERS........................................................10
INVESTMENT ADVISOR...........................................................14
SUB-ADVISOR..................................................................15
ADMINISTRATOR................................................................16
OTHER SERVICES...............................................................16
BROKERAGE....................................................................17
SPECIAL SHAREHOLDER SERVICES.................................................18
PURCHASE OF SHARES...........................................................20
REDEMPTION OF SHARES.........................................................21
NET ASSET VALUE DETERMINATION................................................21
ALLOCATION OF TRUST EXPENSES.................................................21
ADDITIONAL TAX INFORMATION...................................................22
CAPITAL SHARES AND VOTING....................................................23
CALCULATION OF PERFORMANCE DATA..............................................24
FINANCIAL STATEMENTS AND REPORTS.............................................26


This Statement of Additional Information is not a prospectus and should only be read in conjunction with the Prospectus of both The Jamestown Balanced Fund and The Jamestown Equity Fund (the "Funds") dated August 1, 1997. The Prospectus may be obtained from the Funds, at the address and phone number shown above, at no charge.

                       INVESTMENT OBJECTIVES AND POLICIES


All information contained herein applies to both The Jamestown
Balanced Fund (the "Balanced Fund") and The Jamestown Equity Fund
(the "Equity Fund") unless otherwise noted.

The investment objectives and policies of the Funds are described in the Prospectus. Supplemental information about these policies is set forth below. Certain capitalized terms used herein are defined in the Prospectus.

WARRANTS AND RIGHTS. Warrants are essentially options to purchase equity securities at specific prices and are valid for a specific period of time. Prices of warrants do not necessarily move in concert with the prices of the underlying securities. Rights are similar to warrants but generally have a short duration and are distributed directly by the issuer to its shareholders. Rights and warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

FOREIGN SECURITIES. Because of the inherent risk of foreign securities over domestic issues, the Funds will not invest in foreign investments except those traded domestically as American Depository Receipts (ADRs). The Funds may invest in foreign securities if the Advisor believes such investment would be consistent with the Funds' investment objectives. The same factors would be considered in selecting foreign securities as with domestic securities, as discussed in the Prospectus. Foreign securities investment presents special considerations not typically associated with investments in domestic securities. Foreign taxes may reduce income. Currency exchange rates and regulations may cause fluctuation in the value of foreign securities. Foreign securities are subject to different regulatory environments than in the United States and, compared to the United States, there may be a lack of uniform accounting, auditing and financial reporting standards, less volume and liquidity and more volatility, less public information, and less regulation of foreign issuers. Countries have been known to expropriate or nationalize assets, and foreign investments may be subject to political, financial or social instability or adverse diplomatic developments. There may be difficulties in obtaining service of process on foreign issuers and difficulties in enforcing judgments with respect to claims under the U.S. securities laws against such issuers. Favorable or unfavorable differences between U.S. and foreign economies could affect foreign securities values. The U.S. Government has, in the past, discouraged certain foreign investments by U.S. investors through taxation or other restrictions and it is possible that such restrictions could be imposed again.

REPURCHASE AGREEMENTS. The Funds may acquire U.S. Government Securities subject to repurchase agreements. A repurchase transaction occurs when, at the time a Fund purchases a security (normally a U.S. Treasury obligation), it also resells it to the vendor (normally a member bank of the Federal Reserve System or a registered Government Securities dealer) and must deliver the security (and/or securities substituted for them under the repurchase agreement) to the vendor on an agreed upon date in the future. Such securities, including any securities so substituted, are referred to as the "Repurchase Securities." The repurchase price exceeds the purchase price by an amount which reflects an agreed upon market interest rate effective for the period of time during which the repurchase agreement is in effect.

The majority of these transactions run day to day and the delivery pursuant to the resale typically will occur within one to five days of the purchase. The Funds' risk is limited to the ability of the vendor to pay the agreed upon sum upon the delivery date; in the event of bankruptcy or other default by the vendor, there may be possible delays and expenses in liquidating the instrument purchased, decline in its value and loss of interest. These risks are minimized when the Funds hold a perfected security interest in the Repurchase Securities and can therefore sell the instrument promptly. Under guidelines issued by the Trustees, the Advisor will carefully consider the creditworthiness during the term of the repurchase agreement. Repurchase agreements are considered as loans collateralized by the Repurchase Securities, such agreements being defined as "loans" under the Investment Company Act of 1940 (the "1940 Act"). The return on such "collateral" may be more or less than that from the repurchase agreement. The market value of the resold securities will be monitored so that the value of the "collateral" is at all times as least equal to the value of the loan, including the accrued interest earned thereon. All Repurchase Securities will be held by the Funds' custodian either directly or through a securities depository.

U.S. GOVERNMENT SECURITIES. The Balanced Fund may invest in debt obligations which are issued or guaranteed by the U.S. Government, its agencies and instrumentalities ("U.S. Government Securities") as described herein. U.S. Government Securities include the following securities: (1) U.S. Treasury obligations of various interest rates, maturities and issue dates, such as U.S. Treasury bills (mature in one year or less), U.S. Treasury notes (mature in one to seven years), and U.S. Treasury bonds (mature in more than seven years), the payments of principal and interest of which are all backed by the full faith and credit of the U.S. Government; (2) obligations issued or guaranteed by U.S. Government agencies or instrumentalities, some of which are backed by the full faith and credit of the U.S. Government, e.g., obligations of the Government National Mortgage Association ("GNMA"), the Farmers Home Administration and the Export Import

Bank; some of which do not carry the full faith and credit of the U.S. Government but which are supported by the right of the issuer to borrow from the U.S. Government, e.g., obligations of the Tennessee Valley Authority, the U.S. Postal Service, the Federal National Mortgage Association ("FNMA"), and the Federal Home Loan Mortgage Corporation ("FHLMC"); and some of which are backed only by the credit of the issuer itself, e.g., obligations of the Student Loan Marketing Association, the Federal Home Loan Banks and the Federal Farm Credit Bank; and (3) any of the foregoing purchased subject to repurchase agreements as described herein. The Balanced Fund does not intend to invest in "zero coupon" Treasury securities. The guarantee of the U.S. Government does not extend to the yield or value of the Fund's shares.

Obligations of GNMA, FNMA and FHLMC may include direct pass-through "Certificates," representing undivided ownership interests in pools of mortgages. Such Certificates are guaranteed as to payment of principal and interest (but not as to price and yield) by the U.S. Government or the issuing agency. Mortgage Certificates are subject to more rapid prepayment than their stated maturity date would indicate; their rate of prepayment tends to accelerate during periods of declining interest rates and, as a result, the proceeds from such prepayments may be reinvested in instruments which have lower yields. To the extent such securities were purchased at a premium, such prepayments could result in capital losses. The U.S. Government does not guarantee premiums and market value of U.S. Government Securities.

DESCRIPTION OF MONEY MARKET INSTRUMENTS. Money market instruments may include U.S. Government Securities or corporate debt obligations (including those subject to repurchase agreements) as described herein, provided that they mature in thirteen months or less from the date of acquisition and are otherwise eligible for purchase by the Funds. Money market instruments also may include Bankers' Acceptances and Certificates of Deposit of domestic branches of U.S. banks, Commercial Paper and Variable Amount Demand Master Notes ("Master Notes"). BANKERS' ACCEPTANCES are time drafts drawn on and "accepted" by a bank, are the customary means of effecting payment for merchandise sold in import-export transactions and are a source of financing used extensively in international trade. When a bank "accepts" such a time draft, it assumes liability for its payment. When the Funds acquire a Bankers' Acceptance, the bank which "accepted" the time draft is liable for payment of interest and principal when due. The Bankers' Acceptance, therefore, carries the full faith and credit of such bank. A CERTIFICATE OF DEPOSIT ("CD") is an unsecured interest-bearing debt obligation of a bank. CDs acquired by the Funds would generally be in amounts of $100,000 or more. COMMERCIAL PAPER is an unsecured, short term debt obligation of a bank, corporation or other borrower. Commercial Paper maturity generally ranges from two to 270 days and is usually sold on a discounted basis rather than as an interest-bearing instrument. The Funds will invest in Commercial Paper only if it is rated in the highest rating category by any nationally recognized statistical rating organization (NRSRO) or, if not rated, the issuer must have an outstanding unsecured debt issue rated in the three highest categories by any NRSRO or, if not so rated, be of equivalent quality in the Advisor's assessment. Commercial Paper may include Master Notes of the same quality. MASTER NOTES are unsecured obligations which are redeemable upon demand of the holder and which permit the investment of fluctuating amounts at varying rates of interest. Master Notes are acquired by the Funds only through the Master Note program of the Funds' custodian, acting as administrator thereof. The Advisor will monitor, on a continuous basis, the earnings power, cash flow and other liquidity ratios of the issuer of a Master Note held by the Funds.

FORWARD COMMITMENT AND WHEN-ISSUED SECURITIES. The Balanced Fund may purchase securities on a when-issued basis or for settlement at a future date if the Fund holds sufficient assets to meet the purchase price. In such purchase transactions the Fund will not accrue interest on the purchased security until the actual settlement. Similarly, if a security is sold for a forward date, the Balanced Fund will accrue the interest until the settlement of the sale. When-issued security purchases and forward commitments have a higher degree of risk of price movement before settlement due to the extended time period between the execution and settlement of the purchase or sale. As a result, the exposure to the counterparty of the purchase or sale is increased. Although the Balanced Fund would generally purchase securities on a forward commitment or when-issued basis with the intention of taking delivery, the Fund may sell such a security prior to the settlement date if the Advisor felt such action was appropriate. In such a case, the Fund could incur a short-term gain or loss.

                           DESCRIPTION OF BOND RATINGS

The various ratings used by the NRSROs are described below. A rating by an NRSRO represents the organization's opinion as to the credit quality of the security being traded. However, the ratings are general and are not absolute standards of quality or guarantees as to the creditworthiness of an issuer. Consequently, the Advisor believes that the quality of fixed-income securities in which the Balanced Fund may invest should be continuously reviewed and that individual analysts give different weightings to the various factors involved in credit analysis. A rating is not a recommendation to purchase, sell or hold a security because it does not take into account market value or suitability for a particular investor. When a security has received a rating from more than one NRSRO, each rating is evaluated independently. Ratings are based on current information furnished by the issuer or obtained by the NRSROs from other sources that they consider reliable. Ratings may be changed, suspended or withdrawn as a result of changes in or unavailability of such information, or for other reasons.

DESCRIPTION OF MOODY'S INVESTORS SERVICE, INC.'S BOND RATINGS:

      Aaa: Bonds rated Aaa are judged to be of the best quality. These bonds carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

      Aa: Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large in Aa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements that make the long term risks appear somewhat larger than in Aaa securities.

      A: Bonds rated A possess many favorable investment attributes and are to be considered upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present that suggest a susceptibility to impairment sometime in the future.

      Baa: Bonds rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Moody's applies numerical modifiers (1,2 and 3) with respect to bonds rated Aa, A and Baa. The modifier 1 indicates that the bond being rated ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the bond ranks in the lower end of its generic rating category.


DESCRIPTION OF STANDARD & POOR'S RATINGS GROUP'S BOND RATINGS:

      AAA: This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

      AA: Bonds rated AA also qualify as high quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

      A: Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

      BBB: Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

To provide more detailed indications of credit quality, the AA, A and BBB ratings may be modified by the addition of a plus or minus sign to show relative standing within these major rating categories.

DESCRIPTION OF FITCH INVESTORS SERVICE INC.'S BOND RATINGS:

      AAA: Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

      AA: Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA.

      A: Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

      BBB: Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore, impair timely payment.

To provide more detailed indications of credit quality, the AA, A and BBB ratings may be modified by the addition of a plus or minus sign to show relative standing within a rating category.

DESCRIPTION OF DUFF & PHELPS CREDIT RATING CO.'S BOND RATINGS:

      AAA: This is the highest rating credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

       AA: Bonds rated AA are considered to be of high credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

        A: Bonds rated A have average protection factors. However risk factors are more variable and greater in periods of economic stress.

      BBB: Bonds rated BBB have below average protection factors, but are considered sufficient for prudent investment. There is considerable variability in risk during economic cycles.

                             INVESTMENT LIMITATIONS

The Funds have adopted the following investment limitations, in addition to those described in the Prospectus, which cannot be changed without approval by holders of a majority of the outstanding voting shares of the Funds. A "majority" for this purpose, means the lesser of (i) 67% of a Fund's outstanding shares represented in person or by proxy at a meeting at which more than 50% of its outstanding shares are represented, or (ii) more than 50% of its outstanding shares.

Under these limitations, each Fund MAY NOT:

(1) Invest more than 5% of the value of its total assets in the securities of any one corporate issuer or purchase more than 10% of the outstanding voting securities or of any class of securities of any one corporate issuer;

(2) Invest 25% or more of the value of its total assets in any one industry or group of industries (except that securities of the U.S. Government, its agencies and instrumentalities are not subject to these limitations);

(3) Invest in the securities of any issuer if any of the officers or trustees of the Trust or its Advisor who own beneficially more than 1/2 of 1% of the outstanding securities of such issuer together own more than 5% of the outstanding securities of such issuer;

(4) Invest for the purpose of exercising control or management of another issuer;

(5) Invest in interests in real estate, real estate mortgage loans, oil, gas or other mineral exploration or development programs, except that the Funds may invest in the securities of companies (other than those which are not readily marketable) which own or deal in such things, and the Funds may invest in certain mortgage backed securities as described in the Prospectus under "Investment Objectives, Investment Policies and Risk Considerations";

(6) Underwrite securities issued by others, except to the extent a Fund may be deemed to be an underwriter under the federal securities laws in connection with the disposition of portfolio securities;

(7) Purchase securities on margin (but the Funds may obtain such short-term credits as may be necessary for the clearance of transactions);

(8) Make short sales of securities or maintain a short position, except short sales "against the box." (A short sale is made by selling a security the Fund does not own. A short sale is "against the box" to the extent that the Fund contemporaneously owns or has the right to obtain at no added cost securities identical to those sold short.);

(9) Participate on a joint or joint and several basis in any trading account in securities;

(10) Make loans of money or securities, except that the Funds may invest in repurchase agreements;

(11) Invest in securities of issuers which have a record of less than three years' continuous operation (including predecessors and, in the case of bonds, guarantors); or

(12) Write, purchase or sell commodities, commodities contracts, commodities futures contracts, warrants on commodities or related options.

Percentage restrictions stated as an investment policy or investment limitation apply at the time of investment; if a later increase or decrease in percentage beyond the specified limits results from a change in securities values or total assets, it will not be considered a violation. However, in the case of the borrowing limitation (the first restriction in the Prospectus) each Fund will, to the extent necessary, reduce its existing borrowings to comply with the limitation.

While the Funds have reserved the right to make short sales "against the box" (limitation number 8, above), the Advisor has no present intention of engaging in such transactions at this time or during the coming year.

TRUSTEES AND OFFICERS

Following are the Trustees and executive officers of the Williamsburg Investment Trust (the "Trust"), their present position with the Trust or Funds, age, principal occupation during the past 5 years and their aggregate compensation from the Trust for the fiscal year ended March 31, 1997:

Name, Position,                                  Principal Occupation                          Compensation
AGE  AND ADDRESS                                 DURING PAST 5 YEARS                           FROM THE  TRUST
------------------                               --------------------                          ---------------
Austin Brockenbrough III (60)                    President and Managing                        None
 Trustee**                                       Director of Lowe, Brockenbrough
President                                        & Tattersall, Inc.,
The Jamestown International Equity               Richmond, Virginia;
The Jamestown Tax Exempt Virginia Fund           Director of Tredegar Industries,
6620 West Broad Street                           Inc. (plastics manufacturer) and
Suite 300                                        Wilkinson O'Grady & Co. Inc.
Richmond, Virginia  23230                        (global asset manager); Trustee
                                                 of University of Richmond

John T. Bruce (age 43)                           Principal of                                  None
Trustee and Chairman**                           Flippin, Bruce & Porter, Inc.,
Vice President                                   Lynchburg, Virginia
FBP Contrarian Balanced Fund
FBP Contrarian Equity Fund
800 Main Street
Lynchburg, Virginia 24504

Charles M. Caravati, Jr. (60)                    Physician                                     $8,000
Trustee**                                        Dermatology Associates of
5600 Grove Avenue                                Virginia, P.C.,
Richmond, Virginia   23226                       Richmond, Virginia

J. Finley Lee (age 57)                           Julian Price Professor Emeritus of            $8,000
Trustee                                          Business Administration
614 Croom Court                                  University of North Carolina,
Chapel Hill, North Carolina 27514                Chapel Hill, North Carolina;
                                                 Director of Montgomery Mutual
                                                 Insurance Co.

Richard Mitchell (age 48)                        Principal of                                  None
Trustee**                                        T. Leavell &  Associates, Inc.
President                                        Mobile, Alabama
The Government Street Bond Fund
The Government Street Equity Fund
The Alabama Tax Free Bond Fund
150 Government Street
Mobile, Alabama  36602



                                            - 10 -


Richard L. Morrill (age 58)                      President of                                  $8,000
Trustee                                          University of Richmond,
7000 River Road                                  Richmond, Virginia;
Richmond, Virginia  23229                        Director of Central Fidelity Banks, Inc.
                                                 and Tredegar Industries, Inc.

Harris V. Morrissette (age 37)                   President of                                  $7,000
Trustee                                          Marshall Biscuit Co. Inc.,
1500 S. Beltline Hwy.                            Mobile, Alabama;
Mobile, Alabama   36693                          President of Azalea Aviation, Inc
                                                 (airplane fueling); Director of
                                                 Bank of Mobile

Fred T. Tattersall (age 48)                      Managing Director of                          None
Trustee**                                        Lowe, Brockenbrough & Tattersall
President                                        Strategic Advisors, Inc.,
The Jamestown Bond Fund                          Richmond, Virginia
The Jamestown Short Term Bond Fund
6620 West Broad Street
Suite 300
Richmond, Virginia  23230

Erwin H. Will, Jr. (age 64)                      Chief Investment Officer of                   None
Trustee                                          Virginia Retirement System,
P.O. Box 2500                                    Richmond, Virginia
Richmond, Virginia 23218

Samuel B. Witt III (age 61)                      Senior Vice President and                     $6,500
Trustee                                          General Counsel of Stateside
2300 Clarendon Blvd.                             Associates, Inc., Arlington,
Suite 407                                        Virginia; Director of The Swiss
Arlington, Virginia 22201                        Helvetic Fund, Inc. (closed-end
                                                 investment company)

Charles M. Caravati III (age 31)                 Assistant Portfolio Manager of
Vice President                                   Lowe, Brockenbrough & Tattersall, Inc.,
The Jamestown International Equity Fund          Richmond, Virginia
6620 West Broad Street
Suite 300
Richmond, Virginia 23230

John M. Flippin (age 55)                         Principal of
President                                        Flippin, Bruce & Porter, Inc.,
FBP Contrarian Balanced Fund                     Lynchburg, Virginia
FBP Contrarian Equity Fund
800 Main Street
Lynchburg, Virginia  24504



                                            - 11 -


Timothy S. Healey (age 44)                       Vice President of
Vice President                                   T. Leavell & Associates, Inc.,
The Alabama Tax Free Bond Fund                   Mobile, Alabama
150 Government Street
Mobile, Alabama 36602

R. Gregory Porter, III (age 56)                  Principal of
Vice President                                   Flippin, Bruce & Porter, Inc.,
FBP Contrarian Balanced Fund                     Lynchburg, Virginia
FBP Contrarian Equity Fund
800 Main Street
Lynchburg, Virginia  24504

Mark J. Seger (age 35)                           Vice President of Countrywide Fund Services,
Treasurer                                        Inc. and Countrywide Financial Services, Inc.;
312 Walnut Street, 21st Floor                    Treasurer, Countrywide Investment Trust,
Cincinnati, Ohio 45202                           Countrywide Tax-Free Trust and Countrywide
                                                 Strategic Trust,
                                                 Cincinnati, Ohio

Henry C. Spalding, Jr. (age 59)                  Executive Vice President of
President                                        Lowe, Brockenbrough & Tattersall, Inc.,
The Jamestown Balanced Fund                      Richmond, Virginia
The Jamestown Equity Fund
6620 West Broad Street
Suite 300
Richmond, Virginia  23230

John F. Splain (age 40)                          Vice President, General Counsel and Secretary
Secretary                                        of Countrywide Fund Services, Inc.; General
312 Walnut Street, 21st Floor                    Counsel and Secretary, Countrywide
Cincinnati, Ohio 45202                           Investments, Inc. and Countrywide Financial
                                                 Services, Inc.; Secretary, Countrywide Investment
                                                 Trust, Countrywide Tax-Free Trust
                                                 and Countrywide Strategic Trust,
                                                 Cincinnati, Ohio

Ernest H. Stephenson, Jr. (age 52)               Vice President
Vice President                                   Lowe, Brockenbrough & Tattersall, Inc.,
The Jamestown Balanced Fund                      Richmond, Virginia
The Jamestown Equity Fund
6620 West Broad St.
Suite 300
Richmond, Virginia 23230



                                            - 12 -


Connie R. Taylor (age 46)                        Administrator
Vice President                                   Lowe, Brockenbrough & Tattersall, Inc.,
The Jamestown Balanced Fund                      Richmond, Virginia
The Jamestown Equity Fund
6620 West Broad Street
Suite 300
Richmond, Virginia 23230

Craig D. Truitt (age 38)                         Senior Vice President
Vice President                                   Lowe, Brockenbrough & Tattersall
The Jamestown Bond Fund                          Strategic Advisors, Inc.,
The Jamestown Short Term Bond Fund               Richmond, Virginia
6620 West Broad Street
Suite 300
Richmond, Virginia 23230

Beth Ann Walk (age 38)                           Portfolio Manager of
Vice President                                   Lowe, Brockenbrough & Tattersall, Inc.,
The Jamestown Tax Exempt Virginia Fund           Richmond, Virginia
6620 West Broad Street
Suite 300
Richmond, Virginia 23230

-----------------------------

**Indicates that Trustee is an Interested Person for purposes of the 1940 Act. Charles M. Caravati, Jr. is the father of Charles M. Caravati III.

Messrs. Lee, Morrill, Morrissette, Will and Witt constitute the Trust's Nominating Committee. Messrs. Caravati, Lee, Morrill, Morrissette, Will and Witt constitute the Trust's Audit Committee. The Audit Committee reviews annually the nature and cost of the professional services rendered by the Trust's independent accountants, the results of their year-end audit and their findings and recommendations as to accounting and financial matters, including the adequacy of internal controls. On the basis of this review the Audit Committee makes recommendations to the Trustees as to the appointment of independent accountants for the following year.

PRINCIPAL HOLDERS OF VOTING SECURITIES. As of July 11, 1997, the Trustees and Officers of the Trust as a group owned beneficially (i.e., had voting and/or investment power) 1.3% of the then outstanding shares of the Balanced Fund and 4.7% of the then outstanding shares of the Equity Fund. On the same date, Wachovia Bank of North Carolina as trustee for the Halifax Hospital Pension Plans, P.O. Box 3099, Winston-Salem, North Carolina 27102, owned of record 6.6% of the then outstanding shares of the Balanced Fund; Bova & Co., P.O. Box 85539,

Richmond, Virginia 23285, owned of record 8.2% of the then outstanding shares of the Balanced Fund; John M. Street and Joanne N. Street, 315 Cheswick Lane, Richmond, Virginia 23229, owned of record 8.3% of the then outstanding shares of the Equity Fund; and Virginia Management Services Organization, LLC 401(K) Profit Sharing Plan and Trust and Money Purchase Pension Plan and Trust, 9200 Arboretum Parkway., Suite 130, Richmond Virginia 23236, owned of record 7.0% of the then outstanding shares of the Equity Fund.

                               INVESTMENT ADVISOR

Lowe, Brockenbrough & Tattersall, Inc. (the "Advisor") supervises each Fund's investments pursuant to an Advisory Agreement (the "Advisory Agreement") described in the Prospectus. The Advisory Agreement is effective until February 28, 1999 and will be renewed thereafter for one year periods only so long as such renewal and continuance is specifically approved at least annually by the Board of Trustees or by vote of a majority of the Funds' outstanding voting securities, provided the continuance is also approved by a majority of the Trustees who are not "interested persons" of the Trust or the Advisor by vote cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement is terminable without penalty on sixty days notice by the Board of Trustees of the Trust or by the Advisor. The Advisory Agreement provides that it will terminate automatically in the event of its assignment.


Compensation of the Advisor with respect to the Balanced Fund, based upon the Fund's average daily net assets, is at the following annual rates: On the first $250 million, 0.65%; on the next $250 million, 0.60%; and on assets over $500 million, 0.55%. For the fiscal years ended March 31, 1997, 1996 and 1995, the Balanced Fund paid the Advisor advisory fees of $430,381, $373,945 and $315,464, respectively.

Compensation of the Advisor with respect to the Equity Fund, based upon the Fund's average daily net assets, is at the following annual rates: On the first $500 million, 0.65%; and on assets over $500 million, 0.50%. For the fiscal years ended March 31, 1997, 1996 and 1995, the Equity Fund paid the Advisor advisory fees of $160,646, $79,891 and $8,908 (which was net of voluntary fee waivers of $24,281), respectively.

The Advisor, organized as a Virginia corporation in 1970, is controlled by its sole shareholder, Austin Brockenbrough, III. In addition to acting as Advisor to the Funds, the Advisor serves as investment advisor to two additional investment companies, the subjects of separate prospectuses, and also provides investment advice to corporations, trusts, pension and profit sharing plans, other business and institutional accounts and individuals.

The Advisor provides a continuous investment program for the Funds, including investment research and management with respect to all securities, investments, cash and cash equivalents of the Funds. The Advisor determines what securities and other investments will be purchased, retained or sold by the Funds, and does so in accordance with the investment objectives and policies of the Funds as described herein and in the Prospectus. The Advisor places all securities orders for the Funds, determining with which broker, dealer, or issuer to place the orders. The Advisor must adhere to the brokerage policies of the Funds in placing all orders, the substance of which policies are that the Advisor must seek at all times the most favorable price and execution for all securities brokerage transactions.

The Advisor also provides, at its own expense, certain Executive Officers to the Trust, and pays the entire cost of distributing Fund shares.


The Advisor may compensate dealers or others based on sales of shares of the Funds to clients of such dealers or others or based on the average balance of all accounts in the Funds for which such dealers or others are designated as the person responsible for the account.

                                   SUB-ADVISOR

Lowe, Brockenbrough & Tattersall Strategic Advisors, Inc. (the "Sub-Advisor") supervises the Balanced Fund's fixed income investments pursuant to a Sub-Advisory Agreement (the "Sub- Advisory Agreement") between the Sub-Advisor, the Advisor and the Trust. The Sub-Advisory Agreement is effective until February 28, 1999, and will be renewed thereafter for one year periods only so long as such renewal and continuance is specifically approved at least annually by the Board of Trustees or by a vote of a majority of the Balanced Fund's outstanding voting securities, provided the continuance is also approved by a majority of the Trustees who are not "interested persons" of the Trust, the Advisor, or the Sub-Advisor by vote cast in person at a meeting called for the purpose of voting on such approval. The Sub-Advisory Agreement is terminable without penalty on sixty days notice by the Board of Trustees of the Trust, by the Advisor, or by the Sub-Advisor. The Sub-Advisory Agreement provides that it will terminate automatically in the event of its assignment.

Compensation of the Sub-Advisor is paid by the Advisor (not the Balanced Fund) in the amount of $5,000 per year.

The Sub-Advisor provides a continuous investment program for the fixed income portion of the Balanced Fund, including investment research and management with respect to all fixed income securities of the Balanced Fund. The Sub-Advisor determines what fixed income securities will be purchased, retained or sold by the Balanced Fund, and does so in accordance with the investment objective and policies of the Balanced Fund, as described herein and in the Prospectus. The Sub-Advisor places all fixed income securities orders for the Balanced Fund, determining which broker, dealer, or issuer to place the orders. The Sub-Advisor must adhere to the brokerage policies of the Balanced Fund in placing all orders, the substance of which policies are that the Sub-Advisor must seek at all times the most favorable price and execution for all securities brokerage transactions.
                                  ADMINISTRATOR

Countrywide Fund Services, Inc. (the "Administrator") maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of each Fund's shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions. The Administrator also provides accounting and pricing services to the Funds and supplies non-investment related statistical and research data, internal regulatory compliance services and executive and administrative services. The Administrator supervises the preparation of tax returns, reports to shareholders of the Funds, reports to and filings with the Securities and Exchange Commission and state securities commissions, and materials for meetings of the Board of Trustees.


For the performance of these administrative services, each Fund pays the Administrator a fee at the annual rate of 0.20% of the average value of its daily net assets up to $25,000,000, 0.175% of such assets from $25,000,000 to $50,000,000 and 0.15% of such assets in excess of $50,000,000; provided, however, that the minimum fee is $2,000 per month for each Fund. In addition, the Funds pay out-of-pocket expenses, including but not limited to, postage, envelopes, checks, drafts, forms, reports, record storage and communication lines.


For the fiscal years ended March 31, 1997, 1996 and 1995, the Administrator received fees of $118,380, $105,023 and $90,029, respectively, from the Balanced Fund and $49,129, $26,514 and $23,412, respectively, from the Equity Fund.


                                 OTHER SERVICES


The firm of Tait, Weller & Baker, Two Penn Center Plaza, Philadelphia, Pennsylvania 19102, has been retained by the Board of Trustees to perform an independent audit of the books and records of the Trust, to review the Funds' federal and state tax returns and to consult with the Trust as to matters of accounting and federal and state income taxation.

The Custodian of the Funds' assets is Star Bank, N.A, 425 Walnut Street, Cincinnati, Ohio 45202. The Custodian holds all cash and securities of the Funds (either in its possession or in its favor through "book entry systems" authorized by the Trustees in accordance with the 1940 Act), collects all income and effects all securities transactions on behalf of the Funds.

                                    BROKERAGE

It is the Funds' practice to seek the best price and execution for all portfolio securities transactions. The Advisor (subject to the general supervision of the Board of Trustees) directs the execution of the Funds' portfolio transactions. The Trust has adopted a policy which prohibits the Advisor from effecting Fund portfolio transactions with broker-dealers which may be interested persons of either Fund, the Trust, any Trustee, officer or director of the Trust or its investment advisors or any interested person of such persons.

The Balanced Fund's fixed income portfolio transactions will normally be principal transactions executed in over-the-counter markets and will be executed on a "net" basis, which may include a dealer markup. The Funds' common stock portfolio transactions will normally be exchange traded and will be effected through broker-dealers who will charge brokerage commissions. With respect to securities traded only in the over-the-counter market, orders will be executed on a principal basis with primary market makers in such securities except where better prices or executions may be obtained on an agency basis or by dealing with other than a primary market maker.


For the fiscal years ended March 31, 1997, 1996 and 1995, the total amount of brokerage commissions paid by the Balanced Fund was $63,382, $63,217 and $61,053, respectively. For the fiscal years ended March 31, 1997, 1996 and 1995, the total amount of brokerage commissions paid by the Equity Fund was $47,290, $26,512 and $16,795, respectively.

While there is no formula, agreement or undertaking to do so, the Advisor may allocate a portion of either Fund's brokerage commissions to persons or firms providing the Advisor with research services, which may typically include, but are not limited to, investment recommendations, financial, economic, political, fundamental and technical market and interest rate data, and other statistical or research services. Much of the information so obtained may also be used by the Advisor for the benefit of the other clients it may have. Conversely, the Funds may benefit from such transactions effected for the benefit of other clients. In all cases, the Advisor is obligated to effect transactions for the Funds based upon obtaining the most favorable price and execution. Factors considered by the Advisor in determining whether the Funds will receive the most favorable price and execution include, among other things: the size of the order, the broker's ability to effect and settle the transaction promptly and efficiently and the Advisor's perception of the broker's reliability, integrity and financial condition.

In order to reduce the total operating expenses of the Funds, each Fund's custodian fees and a portion of other operating expenses have been paid through an arrangement with a third party broker-dealer who is compensated through commission trades. Total custodian fees and other operating expenses reimbursed by the broker-dealer for the fiscal year ended March 31, 1997 were $23,361 for the Balanced Fund and $13,440 for the Equity Fund.

As of March 31, 1997, the Balanced Fund held securities issued by the following of the Trust's "regular broker-dealers" (as defined in the 1940 Act) or their
parents: Merrill Lynch & Company, Inc. (th   e market value of which was
$406,630) and NationsBank (the market value of which was $1,529,900). As of March 31, 1997, the Equity Fund also held securities issued by NationsBank
(the market value of which was $664,500).

                          SPECIAL SHAREHOLDER SERVICES

As noted in the Prospectus, the Funds offer the following shareholder services:

REGULAR ACCOUNT. The regular account allows for voluntary investments to be made at any time. Available to individuals, custodians, corporations, trusts, estates, corporate retirement plans and others, investors are free to make additions and withdrawals to or from their account as often as they wish. When an investor makes an initial investment in the Funds, a shareholder account is opened in accordance with the investor's registration instructions. Each time there is a transaction in a shareholder account, such as an additional investment or the reinvestment of a dividend or distribution, the shareholder will receive a statement showing the current transaction and all prior transactions in the shareholder account during the calendar year to date.

AUTOMATIC INVESTMENT PLAN. The automatic investment plan enables shareholders to make regular monthly or quarterly investment in shares through automatic charges to their checking account. With shareholder authorization and bank approval, the Administrator will automatically charge the checking account for the amount specified ($100 minimum) which will be automatically invested in shares at the public offering price on or about the last business day of the month or quarter. The shareholder may change the amount of the investment or discontinue the plan at any time by writing to the Administrator.

SYSTEMATIC WITHDRAWAL PLAN. Shareholders owning shares with a value of $25,000 or more may establish a Systematic Withdrawal Plan. A shareholder may receive monthly or quarterly payments, in amounts of not less than $100 per payment, by authorizing the Funds to redeem the necessary number of shares periodically (each month, or quarterly in the months of March, June, September and December). Checks will be made payable to the designated recipient and mailed within three business days of the valuation date. If the designated recipient is other than the registered shareholder, the signature of each shareholder must be guaranteed on the application (see "Signature Guarantees"). A corporation (or partnership) must also submit a "Corporate Resolution" (or "Certification of Partnership") indicating the names, titles and required number of signatures authorized to act on its behalf. The application must be signed by a duly authorized officer(s) and the corporate seal affixed. No redemption fees are charged to shareholders under this plan. Costs in conjunction with the administration of the plan are borne by the Funds. Shareholders should be aware that such systematic withdrawals may deplete or use up entirely their initial investment and may result in realized long-term or short-term capital gains or losses. The Systematic Withdrawal Plan may be terminated at any time by the Funds upon sixty days' written notice or by a shareholder upon written notice to the Funds. Applications and further details may be obtained by calling the Funds at 1-800-443-4249, or by writing to:

                           The Jamestown Balanced Fund
                                       or
                            The Jamestown Equity Fund
                              Shareholder Services
                                  P.O. Box 5354
                           Cincinnati, Ohio 45201-5354

PURCHASES IN KIND. The Funds may accept securities in lieu of cash in payment for the purchase of shares of the Funds. The acceptance of such securities is at the sole discretion of the Advisor based upon the suitability of the securities accepted for inclusion as a long term investment of the Funds, the marketability of such securities, and other factors which the Advisor may deem appropriate. If accepted, the securities will be valued using the same criteria and methods as described in "How Net Asset Value is Determined" in the Prospectus.

REDEMPTIONS IN KIND. The Funds do not intend, under normal circumstances, to redeem their securities by payment in kind. It is possible, however, that conditions may arise in the future which would, in the opinion of the Trustees, make it undesirable for the Funds to pay for all redemptions in cash. In such case, the Board of Trustees may authorize payment to be made in portfolio securities or other property of the Funds. Securities delivered in payment of redemptions would be valued at the same value assigned to them in computing the net asset value per share. Shareholders receiving them would incur brokerage costs when these securities are sold. An irrevocable election may be filed under Rule 18f-1 of the 1940 Act, wherein each Fund commits itself to pay redemptions in cash, rather than in kind, to any shareholder of record of the Funds who redeems during any ninety day period, the lesser of (a) $250,000 or (b) one percent (1%) of a Fund's net assets at the beginning of such period.


TRANSFER OF REGISTRATION. To transfer shares to another owner, send a written request to the Funds at the address shown herein. Your request should include the following: (1) the Fund name and existing account registration; (2) signature(s) of the registered owner(s) exactly as the signature(s) appear(s) on the account registration; (3) the new account registration, address, social security or taxpayer identification number and how dividends and capital gains are to be distributed; (4) signature guarantees (see the Prospectus under the heading "Signature Guarantees"); and (5) any additional documents which are required for transfer by corporations, administrators, executors, trustees, guardians, etc. If you have any questions about transferring shares, call or write the Funds.

                               PURCHASE OF SHARES

The purchase price of shares of each Fund is the net asset value next determined after the order is received. An order received prior to 4:00 p.m. Eastern time will be executed at the price computed on the date of receipt; and an order received after that time will be executed at the price computed on the next Business Day. An order to purchase shares is not binding on the Funds until confirmed in writing (or unless other arrangements have been made with the Funds, for example in the case of orders utilizing wire transfer of funds) and payment has been received.

Each Fund reserves the right in its sole discretion (i) to suspend the offering of its shares, (ii) to reject purchase orders when in the judgment of management such rejection is in the best interest of the Fund and its shareholders, and
(iii) to reduce or waive the minimum for initial and subsequent investments under circumstances where certain economies can be achieved in sales of Fund shares.

EMPLOYEES AND AFFILIATES OF THE FUNDS. The Funds have adopted initial investment minimums for the purpose of reducing the cost to the Funds (and consequently to the shareholders) of communicating with and servicing their shareholders. However, a reduced minimum initial investment requirement of $5,000 applies to Trustees, officers and employees of the Funds, the Advisor and certain parties related thereto, including clients of the Advisor or any sponsor, officer, committee member thereof, or the immediate family of any of them. In addition, accounts having the same mailing address may be aggregated for purposes of the minimum investment if they consent in writing to share a single mailing of shareholder reports, proxy statements (but each such shareholder would receive his/her own proxy) and other Fund literature.

                              REDEMPTION OF SHARES

Each Fund may suspend redemption privileges or postpone the date of payment (i) during any period that the New York Stock Exchange (the "Exchange") is closed, or trading on the Exchange is restricted as determined by the Securities and Exchange Commission (the "Commission"), (ii) during any period when an emergency exists as defined by the rules of the Commission as a result of which it is not reasonably practicable for the Fund to dispose of securities owned by it, or to fairly determine the value of its assets, and (iii) for such other periods as the Commission may permit.

No charge is made by the Funds for redemptions, although the Trustees could impose a redemption charge in the future. Any redemption may be more or less than the shareholder's cost depending on the market value of the securities held by the Funds.

                          NET ASSET VALUE DETERMINATION

Under the 1940 Act, the Trustees are responsible for determining in good faith the fair value of the securities and other assets of the Funds, and they have adopted procedures to do so, as follows. The net asset value of each Fund is determined as of the close of trading of the Exchange (currently 4:00 p.m. Eastern time) on each "Business Day." A Business Day means any day, Monday through Friday, except for the following holidays: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Fourth of July, Labor Day, Columbus Day, Veterans Day, Thanksgiving Day and Christmas. Net asset value per share is determined by dividing the total value of all Fund securities and other assets, less liabilities, by the total number of shares then outstanding. Net asset value includes interest on fixed income securities, which is accrued daily.

                          ALLOCATION OF TRUST EXPENSES

Each Fund of the Trust pays all of its own expenses not assumed by the Advisor or the Administrator, including, but not limited to, the following: custodian, shareholder servicing, stock transfer and dividend disbursing expenses; clerical employees and junior level officers of the Trust as and if approved by the Board of Trustees; taxes; expenses of the issuance and redemption of shares (including registration and qualification fees and expenses); costs and expenses of membership and attendance at meetings of certain associations which may be deemed by the

Trustees to be of overall benefit to each Fund and its shareholders; legal and auditing expenses; and the cost of stationery and forms prepared exclusively for the Funds. General Trust expenses are allocated among the series, or funds, on a fair and equitable basis by the Board of Trustees, which may be based on relative net assets of each fund (on the date the expense is paid) or the nature of the services performed and the relative applicability to each fund.

Under the Advisory Agreement, the Advisor may be required to reimburse a Fund if that Fund's annual ordinary operating expenses exceed certain limits. This expense limitation is calculated and administered separately with respect to each series of the Trust in accordance with the requirements of state securities authorities. Expenses which are not subject to this limitation are interest, taxes and extraordinary expenses. Expenditures, including costs incurred in connection with the purchase or sale of portfolio securities, which are capitalized in accordance with generally accepted accounting principles applicable to investment companies, are accounted for as capital items and not as expenses. Reimbursement, if any, will be on a monthly basis, subject to year end adjustment. The Advisor in its discretion may, but is not required to, reimburse a Fund an amount of money in excess of its advisory fee.

                           ADDITIONAL TAX INFORMATION

TAXATION OF THE FUNDS. Each Fund intends to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). Among its requirements to qualify under Subchapter M, each Fund must distribute annually at least 90% of its net investment income. In addition to this distribution requirement, each Fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities' loans, gains from the disposition of stock or securities, and certain other income. Each Fund will also be required to derive less than 30% of its gross income from the sale or other disposition of securities held for less than 90 days.

While the above requirements are aimed at qualification of the Funds as regulated investment companies under Subchapter M of the Code, the Funds also intend to comply with certain requirements of the Code to avoid liability for federal income and excise tax. If the Funds remain qualified under Subchapter M, they will not be subject to federal income tax to the extent they distribute their taxable net investment income and net realized capital gains. A nondeductible 4% federal excise tax will be imposed on each Fund to the extent it does not distribute at least 98% of its ordinary taxable income for a calendar year, plus 98% of its capital gain net taxable income for the one year period ending each October 31, plus certain undistributed amounts from prior years. While each Fund intends to distribute its taxable income and capital gains in a manner so as to avoid imposition of the federal excise and income taxes, there can be no assurance that the Funds indeed will make sufficient distributions to avoid entirely imposition of federal excise or income taxes.

Should additional series, or funds, be created by the Trustees, each fund would be treated as a separate tax entity for federal income tax purposes.

TAX STATUS OF THE FUNDS' DIVIDENDS AND DISTRIBUTIONS. Dividends paid by the Funds derived from net investment income or net short-term capital gains are taxable to shareholders as ordinary income, whether received in cash or reinvested in additional shares. Distributions, if any, of long-term capital gains are taxable to shareholders as long-term capital gains, whether received in cash or reinvested in additional shares, regardless of how long Fund shares have been held. For information on "backup" withholding, see "How to Purchase Shares" in the Prospectus.

For corporate shareholders, the dividends received deduction, if applicable, should apply to dividends from each Fund. Each Fund will send shareholders information each year on the tax status of dividends and disbursements. A dividend or capital gains distribution paid shortly after shares have been purchased, although in effect a return of investment, is subject to federal income taxation. Dividends from net investment income, along with capital gains, will be taxable to shareholders, whether received in cash or shares and no matter how long you have held Fund shares, even if they reduce the net asset value of shares below your cost and thus in effect result in a return of a part of your investment.

                            CAPITAL SHARES AND VOTING

Shares of the Funds, when issued, are fully paid and non-assessable and have no preemptive or conversion rights. Shareholders are entitled to one vote for each full share and a fractional vote for each fractional share held. Shares have noncumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees and, in this event, the holders of the remaining shares voting will not be able to elect any Trustees. The Trustees will hold office indefinitely, except that:
(1) any Trustee may resign or retire and (2) any Trustee may be removed with or without cause at any time (a) by a written instrument, signed by at lease two-thirds of the number of Trustees prior to such removal; or (b) by vote of shareholders holding not less than two-thirds of the outstanding shares of the Trust, cast in person or by proxy at a meeting called for that purpose; or (c) by a written declaration signed by shareholders holding not less than two-thirds of the outstanding shares of the Trust and filed with the Trust's custodian. Shareholders have certain rights, as set forth in the Declaration of Trust, including the right to call a meeting of the shareholders for the purpose of voting on the removal of one or more Trustees. Shareholders holding not less than ten percent (10%) of the shares then outstanding may require the Trustees to call such a meeting and the Trustees are obligated to provide certain assistance to shareholders desiring to communicate with other shareholders in such regard (e.g., providing access to shareholder lists, etc.). In case a vacancy or an anticipated vacancy shall for any reason exist, the vacancy shall be filled by the affirmative vote of a majority of the remaining Trustees, subject to the provisions of Section 16(a) of the 1940 Act. The Trust does not expect to have an annual meeting of shareholders.

Prior to January 24, 1994 the Trust was called The Nottingham Investment Trust.

                         CALCULATION OF PERFORMANCE DATA


As indicated in the Prospectus, each Fund may, from time to time, advertise certain total return and yield information. The average annual total return of the Funds for a period is computed by subtracting the net asset value per share at the beginning of the period from the net asset value per share at the end of the period (after adjusting for the reinvestment of any income dividends and capital gain distributions), and dividing the result by the net asset value per share at the beginning of the period. In particular, the average annual total return of a Fund ("T") is computed by using the redeemable value at the end of a specified period of time ("ERV") of a hypothetical initial investment of $1,000 ("P") over a period of time ("n") according to the formula P(l+T)n=ERV. The average annual total return quotations for the Balanced Fund for the one year period ended March 31, 1997, for the five year period ended March 31, 1997 and for the period since inception (July 3, 1989) to March 31, 1997 are 12.29%, 11.60% and 10.39%, respectively. The average annual total return quotations for the Equity Fund for the one year period ended March 31, 1997 and for the period since inception (December 1, 1992) to March 31, 1997 are 15.27% and 13.11%, respectively.


In addition, each Fund may advertise other total return performance data ("Nonstandardized Return"). Nonstandardized Return shows as a percentage rate of return encompassing all elements of return (i.e., income and capital appreciation or depreciation); it assumes reinvestment of all dividends and capital gain distributions. Nonstandardized Return may consist of a cumulative percentage of return, actual year-by-year rates or any combination thereof.

From time to time, each Fund may advertise its yield. A yield quotation is based on a 30-day (or one month) period and is computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

                          Yield = 2[(a-b/cd + 1)6 - 1]

Where:
a = dividends and interest earned during the period b = expenses accrued for the period (net of reimbursements) c = the average daily number of shares outstanding during the period that were entitled to receive dividends d = the maximum offering price per share on the last day of the period


Solely for the purpose of computing yield, dividend income is recognized by accruing 1/360 of the stated dividend rate of the security each day that a Fund owns the security. Generally, interest earned (for the purpose of "a" above) on debt obligations is computed by reference to the yield to maturity of each obligation held based on the market value of the obligation (including actual accrued interest) at the close of business on the last business day prior to the start of the 30-day (or one month) period for which yield is being calculated, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest). The yields of the Balanced Fund and the Equity Fund for the 30 days ended March 31, 1997 were 2.52% and 0.88%, respectively.


The Funds' performance may be compared in advertisements, sales literature and other communications to the performance of other mutual funds having similar objectives or to standardized indices or other measures of investment performance. In particular, each Fund may compare its performance to the S&P 500 Index, which is generally considered to be representative of the performance of unmanaged common stocks that are publicly traded in the United States securities markets. Comparative performance may also be expressed by reference to a ranking prepared by a mutual fund monitoring service, such as Lipper Analytical Services, Inc. or Morningstar, Inc., or by one or more newspapers, newsletters or financial periodicals. Performance comparisons may be useful to investors who wish to compare the Funds' past performance to that of other mutual funds and investment products. Of course, past performance is not a guarantee of future results.

o LIPPER ANALYTICAL SERVICES, INC. ranks funds in various fund categories by making comparative calculations using total return. Total return assumes the reinvestment of all capital gains distributions and income dividends and takes into account any change in net asset value over a specific period of time.

o MORNINGSTAR, INC., an independent rating service, is the publisher of the bi-weekly Mutual Fund Values. Mutual Fund Values rates more than 1,000 NASDAQ-listed mutual funds of all types, according to their risk-adjusted returns. The maximum rating is five stars, and ratings are effective for two weeks.


Investors may use such indices in addition to the Funds' Prospectus to obtain a more complete view of the Funds' performance before investing. Of course, when comparing the Funds' performance to any index, factors such as composition of the index and prevailing market conditions should be considered in assessing the significance of such comparisons. When comparing funds using reporting services, or total return, investors should take into consideration any relevant differences in funds such as permitted portfolio compositions and methods used to value portfolio securities and compute offering price. Advertisements and other sales literature for the Funds may quote total returns that are calculated on non-standardized base periods. The total returns represent the historic change in the value of an investment in the Funds based on monthly reinvestment of dividends over a specified period of time.

From time to time the Funds may include in advertisements and other communications information, charts, and illustrations relating to inflation and the effects of inflation on the dollar, including the purchasing power of the dollar at various rates of inflation. The Funds may also disclose from time to time information about their portfolio allocation and holdings at a particular date (including ratings of securities assigned by independent rating services such as S&P and Moody's). The Funds may also depict the historical performance of the securities in which the Funds may invest over periods reflecting a variety of market or economic conditions either alone or in comparison with alternative investments, performance indices of those investments, or economic indicators. The Funds may also include in advertisements and in materials furnished to present and prospective shareholders statements or illustrations relating to the appropriateness of types of securities and/or mutual funds that may be employed to meet specific financial goals, such as saving for retirement, children's education, or other future needs.

                        FINANCIAL STATEMENTS AND REPORTS

The books of the Funds will be audited at least once each year by independent public accountants. Shareholders will receive annual audited and semiannual (unaudited) reports when published, and will receive written confirmation of all confirmable transactions in their account. A copy of the Annual Report will accompany the Statement of Additional Information ("SAI") whenever the SAI is requested by a shareholder or prospective investor. The Financial Statements of the Funds as of March 31, 1997, together with the report of the independent accountants thereon, are included on the following pages.

                          THE JAMESTOWN BALANCED FUND
                              No Load Mutual Fund

                                 ANNUAL REPORT
                                 March 31, 1997

Investment Adviser                              Administrator
LOWE, BROCKENBROUGH & TATTERSALL, INC.          COUNTRYWIDE FUND SERVICES, INC.
6620 West Broad Street                          312 Walnut Street
Suite 300                                       P.O. Box 5354
Richmond, Virginia 23230                        Cincinnati, Ohio 45201-5354
1.804.288.0404                                  1.800.443.4249

                           THE JAMESTOWN BALANCED FUND

                       MANAGEMENT DISCUSSION AND ANALYSIS

                                 March 31, 1997


PERFORMANCE OF THE JAMESTOWN BALANCED FUND

The fiscal year ended March 31, 1997, has been another good year for The Jamestown Balanced Fund. For the 12 month period, the total return for the Balanced Fund was 12.29% after expenses. This compared quite favorably to the Lipper Balanced Fund Index which was up 11.02% for the same time period. The Standard & Poor's 500 Index, which of course is 100% in common stocks, had a return of 19.82%. Since only 70% of your fund is normally invested in stocks and the remaining 30% is allocated to bonds and cash equivalents, we are pleased with the comparative total return results.

Our equity sector allocations were mostly in line with those of the S&P 500 with only slight underweightings and overweightings. The two exceptions to this are the utility and transportation sectors, in which we were not invested during the year. During the 12 month period, the outstanding sector was technology (+35.7%), followed by finance (+30.4%). Other sectors outperforming the S&P 500 were staples, energy, and health care, in that order. Sectors underperforming the market were transportation, consumer cyclicals, basic industries, and utilities. The capital goods sector fell just 100 basis points short of matching the S&P.

The bond portion of the Fund provided positive returns for the year, although less so than did stocks. The Lehman Intermediate Bond Index was up 4.8% during our fiscal year.

Looking forward to the following year, we are somewhat cautious on both the stock and bond markets. The increase in the Federal Funds rate instituted on March 25 has caused consternation in both stock and bond markets. The good new is that inflation appears to be well contained at this point in time, although the wage component of the CPI has been creeping up for the last two years. This slow but steady increase in wages has been offset, so far, by lower benefit costs, so that overall compensation has remained stable.

For a comparison of the Fund's performance from inception versus the Standard and Poor's 500 Index and the Consumer Price Index, please refer to the chart below:


The Jamestown Balanced Fund

Comparison of the Change in Value of a $10,000 Investment in The Jamestown
Balanced Fund, the Standard & Poor's 500 Index and the Consumer price Index

THE JAMESTOWN BALANCED FUND


         STANDARD & POOR'S 500 INDEX:                                        THE JAMESTOWN BALANCED FUND:

                         QTRLY                                                          QTRLY
     DATE               RETURN            BALANCE                   DATE                RETURN              BALANCE


     07/03/89                              10,000                07/03/89                                   10,000
     09/30/89            10.71%            11,071                09/30/89                0.00%              10,000
     12/31/89             2.06%            11,299                12/31/89                6.25%              10,625
     03/31/90            -3.00%            10,960                03/31/90               -2.62%              10,347
     06/30/90             6.28%            11,648                06/30/90                4.90%              10,853
     09/30/90           -13.75%            10,047                09/30/90               -9.33%               9,841
     12/31/90             8.97%            10,948                12/31/90                5.17%              10,350
     03/31/91            14.53%            12,539                03/31/91                9.96%              11,380
     06/30/91            -0.23%            12,510                06/30/91               -0.91%              11,277
     09/30/91             5.35%            13,179                09/30/91                5.12%              11,854
     12/31/91             8.38%            14,284                12/31/91                6.97%              12,681
     03/31/92            -2.53%            13,922                03/31/92               -2.03%              12,423
     06/30/92             1.90%            14,187                06/30/92                2.03%              12,675
     09/30/92             3.15%            14,634                09/30/92                4.46%              13,241
     12/31/92             5.03%            15,370                12/31/92                3.74%              13,736
     03/31/93             4.36%            16,040                03/31/93                1.75%              13,976
     06/30/93             0.48%            16,117                06/30/93               -0.26%              13,941
     09/30/93             2.58%            16,533                09/30/93                2.49%              14,287
     12/31/93             2.32%            16,916                12/31/93                0.32%              14,333
     03/31/94            -3.79%            16,275                03/31/94               -1.58%              14,107
     06/30/94             0.42%            16,343                06/30/94                0.91%              14,235
     09/30/94             4.88%            17,141                09/30/94                1.64%              14,469
     12/31/94            -0.02%            17,137                12/31/94               -0.83%              14,349
     03/31/95             9.74%            18,807                03/31/95                8.67%              15,594
     06/30/95             9.55%            20,602                06/30/95                7.60%              16,779
     09/30/95             7.95%            22,239                09/30/95                5.50%              17,702
     12/31/95             6.02%            23,578                12/31/95                4.75%              18,542
     03/31/96             5.37%            24,844                03/31/96                3.27%              19,148
     06/30/96             4.49%            25,959                06/30/96                3.05%              19,731
     09/30/96             3.09%            26,761                09/30/96                2.41%              20,207
     12/31/96             8.34%            28,992                12/31/96                6.21%              21,462
     03/31/97             2.68%            29,769                03/31/97                0.18%              21,501


                 CONSUMER PRICE INDEX:

                         QTRLY
     DATE                RETURN            BALANCE


     07/03/89                              10,000
     09/30/89             0.75%            10,075
     12/31/89             1.00%            10,176
     03/31/90             2.01%            10,380
     06/30/90             0.90%            10,474
     09/30/90             1.71%            10,653
     12/31/90             1.71%            10,835
     03/31/91             0.90%            10,933
     06/30/91             0.40%            10,977
     09/30/91             0.60%            11,043
     12/31/91             0.90%            11,142
     03/31/92             0.70%            11,221
     06/30/92             0.80%            11,311
     09/30/92             0.70%            11,390
     12/31/92             0.80%            11,481
     03/31/93             0.90%            11,585
     06/30/93             0.60%            11,654
     09/30/93             0.40%            11,701
     12/31/93             0.70%            11,783
     03/31/94             0.50%            11,842
     06/30/94             0.60%            11,913
     09/30/94             0.90%            12,020
     12/31/94             0.60%            12,093
     03/31/95             0.80%            12,190
     06/30/95             0.90%            12,300
     09/30/95             0.40%            12,349
     12/31/95             0.50%            12,411
     03/31/96             0.80%            12,510
     06/30/96             1.10%            12,649
     09/30/96             0.44%            12,704
     12/31/96             0.82%            12,809
     03/31/97             0.69%            12,897


The Jamestown Balanced Fund Average Annual Total Returns

1 Year         5 Years        Since Inception*
12.29%         11.60%         10.39%


* Initial public offering of shares was July 3, 1989.


THE JAMESTOWN BALANCED FUND

STATEMENT OF ASSETS AND LIABILITIES

March 31, 1997

ASSETS
   Investments in securities:
      At acquisition cost
                                                         $         53,298,520
                                                         ====================
      At value (Note 1)
                                                         $         67,064,552
   Investments in repurchase
      agreements (Note 1)
                                                                    2,396,000
   Cash
                                                                          758
   Receivable for securities sold
                                                                      961,414
   Receivable for capital shares sold
                                                                       10,000
   Interest receivable
                                                                      274,630
   Dividends receivable
                                                                       52,018
   Other assets
                                                                        2,564
                                                         --------------------
      TOTAL ASSETS
                                                                   70,761,936
                                                         --------------------

LIABILITIES
   Payable for capital shares redeemed
                                                                       27,640
   Dividends payable
                                                                       20,483
   Accrued advisory fees (Note 3)
                                                                       40,324
   Accrued administration fees (Note 3)
                                                                       10,700
   Other accrued expenses
                                                                        9,218
                                                          -------------------

      TOTAL LIABILITIES
                                                                      108,365
                                                          -------------------


NET ASSETS
                                                          $        70,653,571
                                                          ===================

Net assets consist of:
Paid-in capital
                                                          $        55,607,351
Accumulated net realized gains from
   security transactions
                                                                    1,254,624
Undistributed net investment income



                                                                       25,564
Net unrealized appreciation on investments                         13,766,032
                                                         --------------------
   Net assets                                            $         70,653,571
                                                         ====================

Shares of beneficial interest outstanding
  (unlimited number of shares authorized,
   no par value)                                                    4,658,602
                                                         ====================

Net asset value, offering price and
   redemption price per share (Note 1)                   $              15.17
                                                         ====================



See accompanying notes to the financial statements.


THE JAMESTOWN BALANCED FUND

STATEMENT OF OPERATIONS

Year Ended March 31, 1997


INVESTMENT INCOME
     Interest                                               $      1,383,876
     Dividends                                                       727,002
                                                              --------------
            TOTAL INVESTMENT INCOME                                2,110,878
                                                              --------------

EXPENSES
     Investment advisory fees (Note 3)                               430,381
     Administrative fees (Note 3)                                    118,380
     Custodian fees                                                   15,658
     Professional fees                                                12,288
     Pricing costs                                                     5,382
     Trustees' fees and expenses                                       5,002
     Insurance expense                                                 4,256
     Registration fees                                                 3,594
     Other expenses                                                    6,332
                                                               -------------
            TOTAL EXPENSES                                           601,273

     Expenses reimbursed through a directed
      brokerage arrangement (Note 4)                                 (23,361)
                                                               -------------
            NET EXPENSES                                             577,912
                                                               -------------
NET INVESTMENT INCOME                                              1,532,966
                                                               -------------

REALIZED AND UNREALIZED GAINS ON INVESTMENTS
     Net realized gains from security transactions                 3,339,264
     Net change in unrealized appreciation/depreciation
       on investments                                              2,746,030
                                                               -------------

NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS                   6,085,294
                                                               -------------

NET INCREASE IN NET ASSETS FROM OPERATIONS                  $      7,618,260
                                                                 ===========

See accompanying notes to the financial statements.




THE JAMESTOWN BALANCED FUND

STATEMENT OF CHANGES IN NET ASSETS

Years Ended March 31, 1997 and 1996



                                                                                       Year                Year
                                                                                      Ended               Ended
                                                                                   March 31,           March 31,
                                                                                       1997                1996
                                                                           ----------------       -------------
FROM OPERATIONS:
        Net investment income                                              $      1,532,966       $   1,446,610
        Net realized gains from security transactions                             3,339,264           4,448,919
        Net change in unrealized appreciation/depreciation
                 on investments                                                   2,746,030           5,730,142
                                                                           ----------------       -------------
Net increase in net assets from operations                                        7,618,260          11,625,671
                                                                           ----------------       -------------

DISTRIBUTIONS TO SHAREHOLDERS:
        From net investment income                                               (1,518,758)         (1,451,395)
        From net realized gains from security transactions                       (4,545,144)         (1,982,339)
                                                                           ----------------       -------------
Decrease in net assets from distributions to shareholders                        (6,063,902)         (3,433,734)
                                                                           ----------------       -------------

FROM CAPITAL SHARE TRANSACTIONS (a):
        Proceeds from shares sold                                                 9,763,400           5,197,403
        Net asset value of shares issued in reinvestment
                 of distributions to shareholders                                 5,853,635           3,265,651
        Payments for shares redeemed                                             (8,094,099)         (7,140,816)
                                                                           ----------------       -------------
Net increase in net assets from capital share transactions                        7,522,936           1,322,238

TOTAL INCREASE IN NET ASSETS                                                      9,077,294           9,514,175

ASSETS:
        Beginning of year                                                        61,576,277          52,062,102
                                                                           ----------------       -------------
        End of year - (including undistributed net investment
                 income of $25,564 and $11,356, respectively)              $     70,653,571       $  61,576,277
                                                                           ================       =============


(a)     Number of shares:
        Sold                                                                        631,119             370,290
        Reinvested                                                                  383,386             229,365
        Redeemed                                                                   (526,294)           (510,212)
                                                                           ----------------       -------------
        Net increase in shares outstanding                                          488,211              89,443
        Shares outstanding, beginning of year                                     4,170,391           4,080,948
                                                                           ----------------       -------------
        Shares outstanding, end of year                                           4,658,602           4,170,391
                                                                           ================       =============


See accompanying notes to the financial statements.


THE JAMESTOWN BALANCED FUND

FINANCIAL HIGHLIGHTS

Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Year


                                                                                        Years Ended March 31,
                                                             --------------------------------------------------------------------


                                                                1997          1996            1995           1994            1993
                                                             -------        ------          ------         ------          ------

Net asset value at beginning of year                          $14.77        $12.76          $12.15         $12.49          $11.52
                                                             -------        ------          ------         ------          ------

Income from investment operations:
       Net investment income                                    0.35          0.36            0.33           0.30            0.31
       Net realized and unrealized gains (losses)
            on investments                                      1.45          2.50            0.90          (0.18)           1.11
                                                             -------        ------          ------          ------          -----
Total from investment operations                                1.80          2.86            1.23           0.12            1.42
                                                             -------        ------          ------          ------          -----

Less distributions:
       Dividends from net investment income                    (0.35)        (0.36)          (0.33)         (0.30)          (0.31)
       Distributions from net realized gains                   (1.05)        (0.49)          (0.29)         (0.16)          (0.14)
                                                             -------        ------          ------         ------           ------
Total distributions                                            (1.40)        (0.85)          (0.62)         (0.46)          (0.45)
                                                             -------        ------          ------         ------           ------

Net asset value at end of year                                $15.17        $14.77          $12.76         $12.15          $12.49
                                                             =======        ======          ======         ======          ======

Total return                                                   12.29%       22.79%          10.54%          0.94%          12.50%
                                                             =======        ======          ======         ======          ======

Net assets at end of year (000's)                            $70,654       $61,576         $52,062        $46,928         $40,512
                                                             =======        ======          ======         ======          ======

Ratio of gross expenses to average net assets                   0.91%         0.93%          0.99%           1.01%          1.07%

Ratio of net expenses to average net assets (a)                 0.87%         0.88%          0.96%           0.98%          0.99%

Ratio of net investment income to average net assets            2.31%         2.52%          2.72%           2.47%          2.59%

Portfolio turnover rate                                           58%           72%            95%            123%           134%

Average commission rate per share                             $0.0667            --             --              --             --


(a) Ratios were determined based on net expenses after expense reimbursements through a directed brokerage arrangement (Note 4).


See accompanying notes to the financial statements.


  THE JAMESTOWN BALANCED FUND

  PORTFOLIO OF INVESTMENTS

    March 31, 1997


        Shares                                                                                      Value
                         COMMON STOCKS - 65.3%
                         Advertising - 2.1%
             28,000            Interpublic Group of Companies, Inc.                       $      1,477,000
                                                                                           ---------------

                         Building and Construction - 1.1%
             22,000            Foster Wheeler Corporation                                          778,250
                                                                                           ---------------

                          Chemicals - 1.2%
             12,000            Air Products & Chemicals, Inc.                                      814,500
                                                                                           ---------------

                         Commercial Banking - 4.4%
             24,000            Federal National Mortgage Association                               867,000
             15,000            First Union Corporation                                           1,216,875
             19,000            NationsBank Corporation                                           1,052,125
                                                                                           ---------------
                                                                                                 3,136,000
                                                                                           ---------------
                         Communications - 5.3%
             46,000            Alltel Corporation                                                1,495,000
             37,000            Equifax, Inc.                                                     1,008,250
             34,000            MCI Communications Corporation                                    1,211,250
                                                                                           ---------------
                                                                                                 3,714,500
                                                                                           ---------------

                         Computers/Computer Technology Services - 6.8%
             29,000            Cabletron Systems (b)                                               848,250
             14,000            Cisco Systems, Inc. (b)                                             673,750
             25,000            Computer Sciences Corporation (b)                                 1,543,750
             12,300            Intel Corporation                                                 1,711,237
                                                                                           ---------------

                                                                                                 4,776,987
                                                                                           ---------------

                         Consumer Products - 10.7%
             21,000            Avon Products, Inc.                                               1,102,500
             16,000            General Electric Company                                          1,588,000
              7,000            Gillette Company                                                    508,375
             14,000            Kimberly-Clark Corporation                                        1,391,250
              5,000            Procter & Gamble Company                                            575,000
             46,000            Sysco Corporation                                                 1,569,750
             35,000            Whitman Corporation                                                 857,500
                                                                                           ---------------
                                                                                                 7,592,375
                                                                                           ---------------


        Shares                                                                                       Value

                         COMMON STOCKS - Continued
                         Drugs/Medical Equipment - 6.3%
             27,000            Abbott Laboratories                                        $      1,515,375
             17,000            Merck and Company, Inc.                                           1,432,250
             21,000            Schering-Plough Corporation                                       1,527,750
                                                                                           ---------------
                                                                                                 4,475,375
                                                                                           ---------------

                         Durable Goods - 2.1%
             26,000            Avnet, Inc.                                                       1,465,750
                                                                                           ---------------

                         Electronics - 1.5%
             20,000            Hewlett-Packard Company                                           1,065,000
                                                                                           ---------------

                         Entertainment - 1.9%
             18,270            Walt Disney Company                                               1,333,710
                                                                                           ---------------

                         Fast Food Restaurants - 1.8%
             27,000            McDonald's Corporation                                            1,275,750
                                                                                           ---------------

                         Fire Systems - 2.3%
             29,000            Tyco International Ltd.                                           1,595,000
                                                                                           ---------------

                         Food Productions - 1.5%
             20,000            Conagra, Inc.                                                     1,085,000
                                                                                           ---------------

                         Health Care Centers - 2.8%
             45,000            Columbia/HCA Healthcare Corporation                               1,513,125
             20,000            Manor Care, Inc.                                                    487,500
                                                                                           ---------------
                                                                                                 2,000,625
                                                                                           ---------------

                         Hotels - 1.3%
             70,100            Choice Hotel International, Inc. (b)                                946,350
                                                                                           ---------------

                         Insurance - 3.2%
             12,000            American International Group                                      1,408,500
             16,000            Jefferson-Pilot Corporation                                         870,000
                                                                                           ---------------
                                                                                                 2,278,500
                                                                                           ---------------

                         Oil and Gas Drilling - 4.9%
             12,500            Amoco Corporation                                                 1,082,813
             28,000            Coastal Corporation                                               1,344,000
              9,200            Texaco, Inc.                                                      1,007,400
                                                                                           ---------------
                                                                                                 3,434,213
                                                                                           ---------------


        Shares                                                                                       Value

                         COMMON STOCKS - Continued
                         Real Estate - 1.5%
             72,000            United Dominion Realty Trust                               $      1,053,000
                                                                                           ---------------

                         Retail Stores - 2.6%
             53,400            AutoZone, Inc. (b)                                                1,201,500
             20,000            Circuit City Stores, Inc.                                           667,500
                                                                                          ----------------
                                                                                                 1,869,000
                                                                                          ----------------

                         Total Common Stocks (Cost $32,248,573)                           $     46,166,885
                                                                                          ----------------
      Par Value
                         U.S. TREASURY NOTES - 16.7%
$         1,000,000            5.125%, due 04/30/1998                                     $        989,690
          3,275,000            7.75%, due 11/30/1999                                             3,366,602
          2,065,000            6.25%, due 02/15/2003                                             2,008,853
          5,350,000            7.25%, due 08/15/2004                                             5,456,144
                                                                                          ----------------

                         Total U.S. Treasury Notes (Cost $11,899,361)                     $     11,821,289
                                                                                          ----------------

                         MORTGAGE-BACKED SECURITIES - 5.3%
                         Federal Home Loan Mortgage Corporation - 2.3%
$           336,945            Pool #G50153, 4.50%, due 05/01/1999                        $        325,152
            500,000            Pool #1490-PE, 5.75%, due 07/15/2006                                490,000
            167,668            Pool #162-E, 7.00%, due  02/15/2020                                 167,668
            124,963            Pool #D69139, 6.50%, due 03/01/2026                                 116,605
            538,354            Pool #D70284, 6.50%, due 04/01/2026                                 501,509
                                                                                          ----------------
                                                                                                 1,600,934
                                                                                          ----------------

                         Federal National Mortgage Association - 1.8%
            400,000            Series #1993-63-PE, 6.25%, due 06/25/2005                           394,500
            243,942            Series #70, 8.50%, due 01/01/2012                                   252,336
            231,368            Series #88-29-B, 9.50%, due 12/25/2018                              239,320
            395,203            Series #1990-35-E, 9.50%, due 04/25/2020                            414,097
                                                                                          ----------------
                                                                                                 1,300,253
                                                                                          ----------------

                         Government National Mortgage Association - 1.0%
             88,288            Series #327273, 7.5%, due 08/15/2022                                 87,127
            590,177            Series #343536, 7.5%, due 02/15/2023                                581,856
                                                                                          ----------------
                                                                                                   668,983
                                                                                          ----------------

                         Other Mortgage-Backed Securities - .2%
                               Lehman Brothers Mortgage Trust #91-2-A1,
            151,925                  8.00%, due 03/20/1999                                         154,014
                                                                                          ----------------


                         Total Mortgage-Backed Securities (Cost $3,758,959)               $      3,724,184
                                                                                          ----------------


      Par Value                                                                                      Value
                         ASSET-BACKED SECURITIES - 2.1%
                         Advanta Mortgage Loan Trust #92-2-A2,
$           365,000            7.03%, due 03/25/2011                                      $        364,927
                         AFG Receivables Trust #95-A-A,
            225,209            6.15%, due 09/15/2000                                               224,150
                         Fleetwood Credit Corporation Grantor Trust #95-A-A,
            509,683            8.45%, due 11/15/2010                                               522,583
                         Nationscredit Grantor Trust #96-1-A,
            377,776            5.85%, due 09/15/2011                                               364,818
                                                                                          ----------------
                         Total Asset-Backed Securities (Cost $1,498,341)                  $      1,476,478
                                                                                          ----------------

                         CORPORATE BONDS - 5.5%
                         Beneficial Corporation Medium Term Notes,
$           275,000            8.05%, due 11/16/1998                                      $        281,091
                         Caterpillar Financial Services Medium Term Notes,
            450,000            6.80%, due 06/15/1999                                               450,230
                         Fleet Mortgage Group Medium Term Notes,
            400,000            7.25%, due 01/15/1998                                               402,724
                         Ford Motor Credit Medium Term Notes,
            225,000            7.55%, due 07/19/1999                                               228,679
                         Ford Motor Credit,
            200,000            8.00%, due 12/01/1997                                               202,216
                         GMAC Medium Term Notes,
            525,000            6.65%, due 05/24/2000                                               520,285
                         International Lease Finance Corporation,
            425,000            6.42%, due 09/11/2000                                               417,371
                         Merrill Lynch and Company Medium Term Notes,
            410,000            7.26%, due 03/25/2002                                               406,630
                         NationsBank Medium Term Notes,
            500,000            5.80%, due 01/31/2001                                               477,775
                         Northern Trust Corporation,
            100,000            9.00%, due 05/15/1998                                               102,811
                         Pacific Bell,
            400,000            6.875%, due 08/15/2006                                              385,904
                                                                                          ----------------
                         Total Corporate Bonds (Cost $3,893,286)                          $      3,875,716
                                                                                          ----------------

                         Total Investments at Value (Cost $53,298,520) - 94.9%            $     67,064,552
                                                                                          ----------------


         Face
         Value                                                                                        Value
                         REPURCHASE AGREEMENTS (a) - 3.4%
                         Star Bank, N.A., 5.25%, dated 03/31/1997, due 04/01/1997
$         2,396,000            repurchase proceeds $2,396,349 (Cost $2,396,000            $      2,396,000
                                                                                          ----------------

                         Total Investments and Repurchase Agreements
                               at Value - 98.3%                                           $     69,460,552

                         Other Assets in Excess of Liabilities - 1.7%                            1,193,019
                                                                                          ----------------

                         Net Assets - 100.0%                                              $     70,653,571
                                                                                          ================


(a) Joint repurchase agreement is fully collateralized by $20,650,000 GNMA II, Pool #8373, 6.50%, due 02/20/2024. The aggregate market value of the collateral at March 31, 1997 was $20,897,370. The Fund's pro-rata interest in the collateral at March 31, 1997 was $2,601,314.

(b) Non-income producing security.

  See accompanying notes to the financial statements.


                           THE JAMESTOWN BALANCED FUND

                          NOTES TO FINANCIAL STATEMENTS

                                 March 31, 1997


1.  SIGNIFICANT ACCOUNTING POLICIES

The Jamestown Balanced Fund (the Fund) is a no-load, diversified series of the Williamsburg Investment Trust (the Trust), an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Trust was organized as a Massachusetts business trust on July 18, 1988. The Fund began operations on July 3, 1989.

The Fund's investment objectives are long-term growth of capital and income through investment in a balanced portfolio of equity and fixed income securities. Capital protection and low volatility are important investment goals.

The following is a summary of the Fund's significant accounting policies:

Securities valuation -- The Fund's portfolio securities are valued as of the close of business of the regular session of the New York Stock Exchange (currently 4:00 p.m., Eastern time). Securities which are traded over-the-counter are valued at the last sales price, if available, otherwise, at the last quoted bid price. Securities traded on a national stock exchange are valued based upon the closing price on the principal exchange where the security is traded. It is expected that fixed income securities of the Fund will ordinarily be traded on the over-the-counter market, and common stocks of the Fund will ordinarily be traded on a national securities exchange, but may also be traded on the over-the-counter market. When market quotations are not readily available, fixed income securities may be valued on the basis of prices provided by an independent pricing service. If a pricing service cannot provide a valuation, securities will be valued in good faith at fair market value using methods consistent with those determined by the Board of Trustees.

Repurchase agreements -- The Fund generally enters into joint repurchase agreements with other funds within the Trust. The joint repurchase agreement, which is collateralized by U.S. Government obligations, is valued at cost which, together with accrued interest, approximates market. At the time the Fund enters into the joint repurchase agreement, the seller agrees that the value of the underlying securities, including accrued interest, will at all times be equal to or exceed the face amount of the repurchase agreement. In addition, the Fund actively monitors and seeks additional collateral, as needed.

Share valuation -- The net asset value per share of the Fund is calculated daily by dividing the total value of the Fund's assets, less liabilities, by the number of shares outstanding. The offering price and redemption price per share of the Fund is equal to the net asset value per share.

Investment income and distributions to shareholders -- Interest income is accrued as earned. Discounts and premiums on securities purchased are amortized in accordance with tax regulations. Dividend income is recorded on the ex-dividend date. Discounts arising from net investment income are declared and paid quarterly to shareholders of the Fund. Net realized short-term capital gains, if any, may be distributed throughout the year and net realized long-term capital gains, if any, are distributed at least once each year. Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

                           THE JAMESTOWN BALANCED FUND

                          NOTES TO FINANCIAL STATEMENTS

                                 March 31, 1997



Security transactions -- Security transactions are accounted for on trade date. Securities sold are valued on a specific identification basis.

Securities traded on a "to-be-announced" basis -- The Fund occasionally trades securities on a "to-be-announced" (TBA) basis. In a TBA transaction, the Fund has committed to purchase securities for which all specific information is not yet known at the time of the trade, particularly the face amount in mortgage-backed securities transactions. Securities purchased on a TBA basis are not settled until they are delivered to the Fund, normally 15 to 45 days later. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other portfolio securities.

Estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect reported amounts of assets and liabilites at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.
Actual results could differ from those estimates.

Federal income tax -- It is the Fund's policy to comply with the special provisions of the Internal Revenue Code applicable to regulated investment companies. As provided therein, in any fiscal year in which a Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also the Fund's intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

The following information is based upon the federal income tax cost of portfolio investments of $53,418,457 as of March 31, 1997:

           Gross unrealized appreciation.............   $14,492,285
           Gross unrealized depreciation.............      (846,190)
                                                        -----------
           Net unrealized appreciation...............   $13,646,095
                                                        ===========

2.  INVESTMENT TRANSACTIONS

During the year ended March 31, 1997, purchases and proceeds from sales and maturities of investment securities, other than short-term investments, amounted to $39,882,224 and $36,790,471, respectively.

                           THE JAMESTOWN BALANCED FUND

                          NOTES TO FINANCIAL STATEMENTS

                                 March 31, 1997


3.  TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISORY AGREEMENT
The Fund's investments are managed by Lowe, Brockenbrough & Tattersall, Inc. (the Adviser) under the terms of an Investment Advisory Agreement. Under the Investment Advisory Agreement, the Fund pays the Adviser a fee, which is computed and accrued daily and paid monthly at an annual rate of .65% of its average daily net assets up to $250 million; .60% of the next $250 million of such net assets; and .55% of such net assets in excess of $500 million. Certain trustees and officers of the Trust are also officers of the Adviser.

ADMINISTRATIVE SERVICES AGREEMENT
Under the terms of an Administrative Services Agreement with the Trust, Countrywide Fund Services, Inc. (CFS), formerly MGF Service Corp., provides administrative, pricing, accounting, dividend disbursing, shareholder servicing and transfer agent services for the Fund. For these services, CFS receives a monthly fee from the Fund at an annual rate of .20% of its average daily net assets up to $25 million; .175% of the next $25 million of such net assets; and
 .15% of such net assets in excess of $50 million, subject to a $2,000 minimum monthly fee. In addition, the Fund pays out-of-pocket expenses including, but not limited to, postage, supplies, and cost of pricing the Fund's portfolio securities. Certain officers of the Trust are also officers of CFS.


4.  DIRECTED BROKERAGE ARRANGEMENT

In order to reduce the total operating expenses of the Fund, the Fund's custodian fees and a portion of other operating expenses have been paid through an arrangement with a third-party broker-dealer who is compensated through commission trades. Payment of expenses by the broker-dealer is based on a percentage of commissions earned. Expenses reimbursed through the directed brokerage arrangement totaled $23,361 for the year ended March 31, 1997.

               REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS



To the Shareholders and Board of Trustees
The Williamsburg Investment Trust
Cincinnati, Ohio

         We have audited the accompanying statement of assets and liabilities of The Jamestown Balanced Fund (a series of The Williamsburg Investment Trust), including the portfolio of investments, as of March 31, 1997, and the related statement of operations for the year then ended, and the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits.

         We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 1997 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

         In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Jamestown Balanced Fund as of March 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.



                                                 Tait, Weller & Baker

Philadelphia, Pennsylvania
April 25, 1997

                            THE JAMESTOWN EQUITY FUND
                               No Load Mutual Fund

                                  ANNUAL REPORT
                                 March 31, 1997

Investment Adviser                              Administrator
LOWE, BROCKENBROUGH & TATTERSALL, INC.          COUNTRYWIDE FUND SERVICES, INC.
6620 West Broad Street                          312 Walnut Street
Suite 300                                       P.O. Box 5354
Richmond, Virginia 23230                        Cincinnati, Ohio 45201-5354
1.804.288.0404                                  1.800.443.4249

                            THE JAMESTOWN EQUITY FUND

                       MANAGEMENT DISCUSSION AND ANALYSIS

                                 March 31, 1997


PERFORMANCE OF THE JAMESTOWN EQUITY FUND

The fiscal year ended March 31, 1997, has been a gratifying year for The Jamestown Equity Fund. For the 12 month period, the total return for the Equity Fund was 15.27% after expenses. This compared very favorably to the Lipper Growth Fund Index which was up 12.03% for the same time period. The Standard & Poor's 500 Index was up 19.82% including the reinvestment of dividends.

Our equity sector allocations were mostly in line with those of the S&P 500 with slight underweightings and overweightings. The two exceptions to this are the utility and transportation sectors, in which we were not invested during the year. During the 12 month period, the outstanding sector was technology (+35.7%), followed by finance (+30.4%). Other sectors outperforming the S&P 500 were staples, energy, and health care, in that order. Sectors underperforming the market were transportation, consumer cyclicals, basic industries, and utilities. The capital goods sector fell just 100 basis points short of matching the S&P returns.

Looking forward to the following year, we are somewhat cautious on the stock market. The increase in the Federal Funds rate instituted on March 25 has caused consternation in the stock market. The good new is that inflation appears to be well contained at this point in time, although the wage component of the CPI has been creeping up for the last two years. This slow but steady increase in wages has been offset, so far, by lower benefit costs, so that overall compensation has remained stable. If inflation can be in check, the number of increases by the Fed may be relatively few.

For a comparison of the Fund's performance from inception versus the Standard and Poor's 500 Index and the Consumer Price Index, please refer to the chart below:

The Jamestown Equity Fund

Comparison of the Change in Value of a $10,000 Investment in The Jamestown Equity Fund, the Standard & Poor's 500 Index and The Consumer Price Index

THE JAMESTOWN EQUITY FUND

                STANDARD & POOR'S 500 INDEX:                                           THE JAMESTOWN EQUITY FUND:

                          QTRLY                                                                    QTRLY
     DATE                 RETURN               BALANCE                    DATE                    RETURN               BALANCE
      12/01/92                                  10,000                    12/01/92                                      10,000
      12/31/92              1.23%               10,123                    12/31/92                  1.68%               10,168
      03/31/93              4.36%               10,564                    03/31/93                  0.54%               10,223
      06/30/93              0.48%               10,615                    06/30/93                 -1.00%               10,121
      09/30/93              2.58%               10,889                    09/30/93                  1.85%               10,308
      12/31/93              2.32%               11,142                    12/31/93                  0.67%               10,377
      03/31/94             -3.79%               10,719                    03/31/94                 -0.82%               10,291
      06/30/94              0.42%               10,764                    06/30/94                  1.64%               10,460
      09/30/94              4.88%               11,290                    09/30/94                  1.70%               10,637
      12/31/94             -0.02%               11,287                    12/31/94                 -1.35%               10,493
      03/31/95              9.74%               12,387                    03/31/95                 10.17%               11,560
      06/30/95              9.55%               13,569                    06/30/95                  8.46%               12,538
      09/30/95              7.95%               14,648                    09/30/95                  6.80%               13,390
      12/31/95              6.02%               15,530                    12/31/95                  5.22%               14,089
      03/31/96              5.37%               16,363                    03/31/96                  5.03%               14,798
      06/30/96              4.49%               17,097                    06/30/96                  4.05%               15,397
      09/30/96              3.09%               17,626                    09/30/96                  2.74%               15,819
      12/31/96              8.34%               19,095                    12/31/96                  7.83%               17,057
      03/31/97              2.68%               19,607                    03/31/97                  0.00%               17,057


CONSUMER PRICE INDEX:

                           QTRLY
      DATE                 RETURN              BALANCE
      12/01/92                                  10,000
      12/31/92              0.20%               10,020
      03/31/93              0.90%               10,110
      06/30/93              0.60%               10,171
      09/30/93              0.40%               10,212
      12/31/93              0.70%               10,283
      03/31/94              0.50%               10,334
      06/30/94              0.60%               10,396
      09/30/94              0.90%               10,490
      12/31/94              0.60%               10,553
      03/31/95              0.80%               10,638
      06/30/95              0.90%               10,734
      09/30/95              0.40%               10,777
      12/31/95              0.50%               10,831
      03/31/96              0.80%               10,917
      06/30/96              1.10%               11,038
      09/30/96              0.44%               11,086
      12/31/96              0.82%               11,178
      03/31/97              0.69%               11,255


Past performance is not predictive of future performance.

The Jamestown Equity Fund Average Annual Total Returns

1 Year          Since Inception*
15.27%          13.11%

* Initial public offering of shares was December 1, 1992.


THE JAMESTOWN EQUITY FUND

STATEMENT OF ASSETS AND LIABILITIES

March 31, 1997

ASSETS
              Investments in securities:
                                At acquisition cost                           $      23,059,778
                                                                              =================
                                At value (Note 1)                             $      28,274,888
              Investments in repurchase agreements (Note 1)                           1,873,000
              Cash                                                                          624
              Receivable for securities sold                                          1,039,730
              Receivable for capital shares sold                                          1,187
              Dividends receivable                                                       32,015
              Interest receivable                                                           273
              Other assets                                                                2,476
                                                                              -----------------
                                TOTAL ASSETS                                         31,224,193
                                                                              -----------------

LIABILITIES
              Dividends payable                                                           4,252
              Payable for capital shares redeemed                                        15,000
              Accrued advisory fees (Note 3)                                             18,005
              Accrued administration fees (Note 3)                                        5,300
              Other accrued expenses                                                      1,388
                                                                              -----------------
                                TOTAL LIABILITIES                                        43,945
                                                                              -----------------

NET ASSETS                                                                    $      31,180,248
                                                                              =================

Net assets consist of:
Paid-in capital                                                               $      25,447,288
Accumulated net realized gains from security transactions                               509,687
Undistributed net investment income                                                       8,163
Net unrealized appreciation on investments                                            5,215,110
                                                                              -----------------
              Net assets                                                      $      31,180,248
                                                                              =================

Shares of beneficial interest outstanding (unlimited number of shares
              authorized, no par value)                                               1,991,174
                                                                              =================

Net asset value, offering price and redemption price per share (Note 1)       $           15.66
                                                                              =================

See accompanying notes to the financial statements.

THE JAMESTOWN EQUITY FUND

STATEMENT OF OPERATIONS

Year Ended March 31, 1997

INVESTMENT INCOME
             Dividends                                                                $        359,403
             Interest                                                                           80,996
                                                                                      ----------------
                          TOTAL INVESTMENT INCOME                                              440,399
                                                                                      ----------------

EXPENSES
             Investment advisory fees (Note 3)                                                 160,646
             Administration fees (Note 3)                                                       49,129
             Custodian fees                                                                      8,493
             Professional fees                                                                   7,258
             Registration fees                                                                   4,970
             Trustees' fees and expenses                                                         5,002
             Postage and supplies                                                                2,711
             Insurance expense                                                                   1,516
             Printing of shareholder reports                                                     1,310
             Other expenses                                                                        914
                                                                                      ----------------
                          TOTAL EXPENSES                                                       241,949
             Expenses reimbursed through a directed brokerage arrangement (Note 4)             (13,440)
                                                                                      ----------------
                          NET EXPENSES                                                         228,509
                                                                                      ----------------

NET INVESTMENT INCOME                                                                          211,890
                                                                                      ----------------

REALIZED AND UNREALIZED GAINS ON INVESTMENTS
             Net realized gains from security transactions                                     777,388
             Net change in unrealized appreciation/depreciation on investments               2,328,613
                                                                                      ----------------

    REALIZED AND UNREALIZED GAINS ON INVESTMENTS                                             3,106,001
                                                                                      ----------------

NET INCREASE IN NET ASSETS FROM OPERATIONS                                            $      3,317,891
                                                                                      ================

See accompanying notes to the financial statements.

THE JAMESTOWN EQUITY FUND

STATEMENT OF CHANGES IN NET ASSETS

Years Ended March 31, 1997 and 1996

                                                                                          Year                  Year
                                                                                         Ended                 Ended
                                                                                      March 31,             March 31,
                                                                                          1997                  1996
                                                                                    ----------            ----------
FROM OPERATIONS:
               Net investment income                                        $          211,890      $        155,881
               Net realized gains from security transactions                           777,388               567,635
               Net change in unrealized appreciation/depreciation
                            on investments                                           2,328,613             2,204,131
                                                                                    ----------            ----------
Net increase in net assets from operations                                           3,317,891             2,927,647
                                                                                    ----------            ----------

DISTRIBUTIONS TO SHAREHOLDERS:
               From net investment income                                             (206,587)             (153,763)
               From net realized gains from security transactions                     (521,388)             (304,491)
                                                                                    ----------            ----------
Decrease in net assets from distributions to shareholders                             (727,975)             (458,254)
                                                                                    ----------            ----------

FROM CAPITAL SHARE TRANSACTIONS (a):
               Proceeds from shares sold                                            11,827,742             7,025,441
               Net asset value of shares issued in reinvestment
                            of distributions to shareholders                           671,223               420,203
               Payments for shares redeemed                                         (1,765,155)             (169,689)
                                                                                    ----------            ----------
Net increase in net assets from capital share transactions                          10,733,810             7,275,955
                                                                                    ----------            ----------

TOTAL INCREASE IN NET ASSETS                                                        13,323,726             9,745,348

NET ASSETS:
               Beginning of year                                                    17,856,522             8,111,174
                                                                                    ----------            ----------
               End of year - (including undistributed net investment
                            income of $8,163 and $2,860, respectively)      $       31,180,248       $    17,856,522
                                                                                    ----------            ----------

 (a)   Number of shares:
               Sold                                                                    788,755               542,324
               Reinvested                                                               43,245                31,979
               Redeemed                                                               (120,237)              (13,292)
                                                                                    ----------            ----------
               Net increase in shares outstanding                                      711,763               561,011
               Shares outstanding, beginning of year                                 1,279,411               718,400
                                                                                    ----------            ----------
               Shares outstanding, end of year                                       1,991,174             1,279,411
                                                                                    ==========            ==========

See accompanying notes to the financial statements.


THE JAMESTOWN EQUITY FUND

FINANCIAL HIGHLIGHTS

Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Period


                                                                                                                      Period
                                                                              Years ended March 31,                    Ended
                                                              ------------------------------------------------      March 31,
                                                                1997          1996          1995          1994          1993 (a)
                                                              ------        ------        ------        ------        -------
Net asset value at beginning of period                        $13.96        $11.29        $10.19        $10.18        $10.00
                                                              ------        ------        ------        ------        -------

Income from investment operations:
           Net investment income                                0.13          0.15          0.10          0.08          0.04
           Net realized and unrealized gains (losses)
                       on investments                           2.00          2.98          1.15         (0.01)         0.18
                                                              ------        ------        ------        ------        -------
Total from investment operations                                2.13          3.13          1.25          0.07          0.22
                                                              ------        ------        ------        ------        -------

Less distributions:
           Dividends from net investment income                (0.13)        (0.15)        (0.12)        (0.06)        (0.04)
           Distributions from net realized gains               (0.30)        (0.31)        (0.03)          --            --
                                                              ------        ------        ------        ------        -------

Total distributions                                            (0.43)        (0.46)        (0.15)        (0.06)        (0.04)
                                                              ------        ------        ------        ------        -------

Net asset value at end of period                              $15.66        $13.96        $11.29        $10.19        $10.18
                                                              ======        ======        ======        ======        ======

Total return                                                   15.27%        28.00%        12.33%         0.67%         6.81%(d)
                                                              ======        ======        ======        ======        ======

Net assets at end of period (000's)                          $31,180       $17,857        $8,111        $2,811        $1,953
                                                             =======       =======        ======        ======        ======

Ratio of gross expenses to average net assets                   0.98%         1.14%         1.99%         3.16%         3.19%

Ratio of net expenses to average net assets                     0.92%(b)      1.01%(b)      1.44%(c)      1.50%(c)      1.50%(c)(d)
Ratio of net investment income to average net assets            0.85%         1.27%         1.18%         0.82%         1.13%(d)

Portfolio turnover rate                                           44%           54%           48%           92%           54%

Average commission rate per share                             $0.0688           --            --            --            --

(a)  Represents the period from the commencement of operations
     (December 1, 1992) through March 31, 1993.

(b) Ratios were determined based on net expenses after expense reimbursements through a directed brokerage arrangement (Note 4).

(c) Ratios were determined based on net expenses after the Advisor waived all or a portion of its advisory fee and/or reimbursed the Fund for operating expenses.

(d)  Annualized.

See accompanying notes to the financial statements.

  THE JAMESTOWN EQUITY FUND

  PORTFOLIO OF INVESTMENTS

   March 31, 1997

           Shares                                                                                 Value
                     COMMON STOCKS - 90.7%
                     Advertising - 2.7%
           16,000           Interpublic Group of Companies, Inc.            $                     844,000
                                                                                             ------------

                     Building and Construction - 1.5%
           13,000           Foster Wheeler Corporation                                            459,875
                                                                                             ------------

                     Chemicals - 1.5%
            6,900           Air Products & Chemicals, Inc.                                        468,338
                                                                                             ------------

                     Commercial Banking - 6.3%
           15,000           Federal National Mortgage Association                                 541,875
            9,500           First Union Corporation                                               770,688
           12,000           NationsBank Corporation                                               664,500
                                                                                             ------------
                                                                                                1,977,063
                                                                                             ------------

                     Communications - 7.6%
           29,000           Alltel Corporation                                                    942,500
           24,300           Equifax, Inc.                                                         662,175
            2,000           Lucent Technologies, Inc.                                             105,500
           19,000           MCI Communications Corporation                                        676,875
                                                                                             ------------
                                                                                                2,387,050
                                                                                             ------------

                     Computers/Computer Technology Services - 10.0%
           21,500           Cabletron Systems (b)                                                 628,875
            9,500           Cisco Systems, Inc. (b)                                               457,187
           15,500           Computer Sciences Corporation (b)                                     957,125
            7,700           Intel Corporation                                                   1,071,262
                                                                                             ------------
                                                                                                3,114,449
                                                                                             ------------

                     Consumer Products - 14.9%
           15,500           Avon Products, Inc.                                                   813,750
            9,500           General Electric Company                                              942,875
            4,000           Gillette Company                                                      290,500
            9,000           Kimberly-Clark Corporation                                            894,375
            3,000           Procter & Gamble Company                                              345,000
           24,800           Sysco Corporation                                                     846,300
           20,500           Whitman Corporation                                                   502,250
                                                                                             ------------
                                                                                                4,635,050
                                                                                             ------------
           Shares                                                                        Value
                     COMMON STOCKS - Continued
                     Drugs/Medical Equipment - 8.7%
           16,500           Abbott Laboratories                             $                     926,063
           11,000           Merck and Company, Inc.                                               926,750
           12,000           Schering-Plough Corporation                                           873,000
                                                                                             ------------
                                                                                                2,725,813
                                                                                             ------------

                     Durable Goods - 2.8%
           15,500           Avnet, Inc.                                                           873,813
                                                                                             ------------

                     Electronics - 1.9%
           11,000           Hewlett-Packard Company                                               585,750
                                                                                             ------------

                     Entertainment - 2.5%
           10,500           Walt Disney Company                                                   766,500
                                                                                             ------------

                     Fast Food Restaurants - 2.7%
           18,000           McDonald's Corporation                                                850,500
                                                                                             ------------

                     Fire Systems - 2.9%
           16,400           Tyco International Ltd.                                               902,000
                                                                                             ------------

                     Food Productions - 2.6%
           15,000           Conagra, Inc.                                                         813,750
                                                                                             ------------

                     Health Care Centers - 4.4%
           30,000           Columbia/HCA Healthcare Corporation                                 1,008,750
           15,000           Manor Care, Inc.                                                      365,625
                                                                                             ------------
                                                                                                1,374,375
                                                                                             ------------

                     Hotels - 2.3%
           53,000           Choice Hotel International, Inc. (b)                                  715,500
                                                                                             ------------

                     Insurance - 4.6%
            7,000           American International Group                                          821,625
           11,000           Jefferson-Pilot Corporation                                           598,125
                                                                                             ------------
                                                                                                1,419,750
                                                                                             ------------

                     Oil and Gas Drilling - 6.8%
            7,500           Amoco Corporation                                                     649,687
           18,000           Coastal Corporation                                                   864,000
            5,500           Texaco, Inc.                                                          602,250
                                                                                             ------------
                                                                                                2,115,937
                                                                                             ------------
       Shares                                                                            Value
                     COMMON STOCKS - Continued
                     Real Estate - 1.6%
           35,000           United Dominion Realty Trust                    $                     511,875
                                                                                             ------------

                     Retail Stores - 2.4%
           32,600           AutoZone, Inc. (b)                                                    733,500
                                                                                             ------------

                     Total Common Stocks (Cost $23,059,778)                 $                  28,274,888
                                                                                             ------------
        Face
       Value
                     REPURCHASE AGREEMENTS (a) - 6.0%
$       1,873,000    Star Bank, N.A., 5.25%, dated 03/31/1997, due 04/01/1997,
                            repurchase proceeds $1,873,273 (Cost $1,873,000)$                   1,873,000
                                                                                             ------------


                     Total Investments and Repurchase Agreements
                            at Value - 96.7%                                $                  30,147,888

                     Other Assets in Excess of Liabilties - 3.3%                                1,032,360
                                                                                             ------------

                     Net Assets - 100.0%                                    $                  31,180,248
                                                                                             ============


(a) Joint repurchase agreement is fully collateralized by $20,650,000 GNMA
    II, Pool #8373, 6.50%, due 02/20/24. The aggregate market value of the collateral at March 31, 1997 was $20,897,370. The Fund's pro-rata interest in the collateral at March 31, 1997 was $2,033,498..

(b) Non-income producing security.

  See accompanying notes to the financial statements.


                            THE JAMESTOWN EQUITY FUND

                          NOTES TO FINANCIAL STATEMENTS

                                 March 31, 1997


1.  SIGNIFICANT ACCOUNTING POLICIES

The Jamestown Equity Fund (the Fund) is a no-load, diversified series of the Williamsburg Investment Trust (the Trust), an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Trust was organized as a Massachusetts business trust on July 18, 1988. The Fund began operations on December 1, 1992.

The Fund's investment objective is long-term growth of capital through investment in a diversified portfolio composed primarily of common stocks. Current income is incidental to this objective and may not be significant.

The following is a summary of the Fund's significant accounting policies:

Securities valuation -- The Fund's portfolio securities are valued as of the close of business of the regular session of the New York Stock Exchange (currently 4:00 p.m., Eastern time). Securities which are traded over-the-counter are valued at the last sales price, if available, otherwise, at the last quoted bid price. Securities traded on a national stock exchange are valued based upon the closing price on the principal exchange where the security is traded.

Repurchase agreements -- The Fund generally enters into joint repurchase agreements with other funds within the Trust. The joint repurchase agreement, which is collateralized by U.S. Government obligations, is valued at cost which, together with accrued interest, approximates market. At the time the Fund enters into the joint repurchase agreement, the seller agrees that the value of the underlying securities, including accrued interest, will at all times be equal to or exceed the face amount of the repurchase agreement. In addition, the Fund actively monitors and seeks additional collateral, as needed.

Share valuation -- The net asset value per share of the Fund is calculated daily by dividing the total value of the Fund's assets, less liabilities, by the number of shares outstanding. The offering price and redemption price per share of the Fund is equal to the net asset value per share.

Investment income and distributions to shareholders -- Interest income is accrued as earned. Dividend income is recorded on the ex-dividend date. Dividends arising from net investment income are declared and paid quarterly to shareholders of the Fund. Net realized short-term capital gains, if any, may be distributed throughout the year and net realized long-term capital gains, if any, are distributed at least once each year. Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Security transactions -- Security transactions are accounted for on trade date. Securities sold are valued on a specific identification basis.

Estimates -- The preparation of financial statements in conformity with accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

                            THE JAMESTOWN EQUITY FUND

                          NOTES TO FINANCIAL STATEMENTS

                                 March 31, 1997


Federal income tax -- It is the Fund's policy to comply with the special provisions of the Internal Revenue Code applicable to regulated investment companies. As provided therein, in any fiscal year in which a Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also the Fund's intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

The following information is based upon the federal income tax cost of portfolio investments of $23,081,108 as of March 31, 1997:

       Gross unrealized appreciation...............   $ 5,746,232
       Gross unrealized depreciation...............      (552,452)
       Net unrealized appreciation.................   $ 5,193,780


2.  INVESTMENT TRANSACTIONS

During the year ended March 31, 1997, purchases and proceeds from sales and maturities of investment securities, other than short-term investments, amounted to $19,134,396 and $10,119,785, respectively.


3.  TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISORY AGREEMENT
The Fund's investments are managed by Lowe, Brockenbrough & Tattersall, Inc. (the Adviser) under the terms of an Investment Advisory Agreement. Under the Investment Advisory Agreement, the Fund pays the Adviser a fee, which is computed and accrued daily and paid monthly at an annual rate of .65% of its average daily net assets up to $500 million and .50% of such net assets in excess of $500 million. Certain trustees and officers of the Trust are also officers of the Adviser.

ADMINISTRATIVE SERVICES AGREEMENT
Under the terms of an Administrative Services Agreement with the Trust, Countrywide Fund Services, Inc. (CFS), formerly MGF Service Corp., provides administrative, pricing, accounting, dividend disbursing, shareholder servicing and transfer agent services for the Fund. For these services, CFS receives a monthly fee from the Fund at an annual rate of .20% of its average daily net assets up to $25 million; .175% of the next $25 million of such net assets; and
 .15% of such net assets in excess of $50 million, subject to a $2,000 minimum monthly fee. In addition, the Fund pays out-of-pocket expenses including, but not limited to, postage, supplies, and costs of pricing the Fund's portfolio securities. Certain officers of the Trust are also officers of CFS.

                            THE JAMESTOWN EQUITY FUND

                          NOTES TO FINANCIAL STATEMENTS

                                 March 31, 1997


4.  DIRECTED BROKERAGE ARRANGEMENT

In order to reduce the total operating expenses of the Fund, the Fund's custodian fees and a portion of other operating expenses have been paid through an arrangement with a third-party broker-dealer who is compensated through commission trades. Payment of expenses by the broker-dealer is based on a percentage of commissions earned. Expenses reimbursed through the directed brokerage arrangement totaled $13,440 for the year ended March 31, 1997.

               REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS



To the Shareholders and Board of Trustees
The Williamsburg Investment Trust
Cincinnati, Ohio

         We have audited the accompanying statement of assets and liabilities of The Jamestown Equity Fund (a series of The Williamsburg Investment Trust), including the portfolio of investments, as of March 31, 1997, and the related statement of operations for the year then ended, and the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for the periods indicated thereon. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits.

         We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 1997 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

         In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Jamestown Equity Fund as of March 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the periods referred to above, in conformity with generally accepted accounting principles.





                                                    Tait, Weller & Baker

Philadelphia, Pennsylvania
April 25, 1997

                                     PART C

                                OTHER INFORMATION

Item 24.          FINANCIAL STATEMENTS AND EXHIBITS

                  (a)      Financial Statements:

                  Included in Part A: Financial Highlights

                  Included in Part B: Statements of Assets and
                                      Liabilities, Statements of
                                      Operations, Statements of Changes
                                      in Net Assets, Financial Highlights
                                      and Portfolios of Investments as of
                                      March 31, 1997

                  (b)      Exhibits:

                  1.       Declaration of Trust*

                  2.       Bylaws*

                  3.       Not Applicable

                  4.       See Exhibits 1 and 2


                  5.       (i)       Investment Advisory Agreement for The
                                     Jamestown Equity Fund**
                           (ii)      Investment Advisory Agreement for The
                                     Jamestown Balanced Fund**
                           (iii)     Sub-Advisory Agreement for The Jamestown
                                     Balanced Fund*
                           (iv)      Investment Advisory Agreement for The
                                     Jamestown International Equity Fund**
                           (v)       Sub-Advisory Agreement for The Jamestown
                                     International Equity Fund**
                           (vi)      Investment Advisory Agreement for The
                                     Jamestown Tax Exempt Virginia Fund**
                           (vii)     Investment Advisory Agreements for The
                                     Jamestown Bond Fund and The Jamestown
                                     Short Term Bond Fund*
                           (viii)    Investment Advisory Agreements for the FBP
                                     Contrarian Balanced Fund and the FBP
                                     Contrarian Equity Fund*
                           (ix)      Investment Advisory Agreements for The
                                     Government Street Equity Fund, The
                                     Government Street Bond Fund and The
                                     Alabama Tax Free Bond Fund*


                  6.       Not Applicable

                  7.       Not Applicable

                  8.       (i)       Custodian Agreement with The Northern
                                     Trust Company*
                           (ii)      Custodian Agreement with Star Bank, N.A.*

                  9.       Administration, Accounting and Transfer Agency
                           Agreement*

                  10.      Opinion and Consent of Counsel*

                  11.      Consent of Independent Public Accountants**

                  12.      Not Applicable

                  13.      Not Applicable

                  14.      Not Applicable

                  15.      Plan of Distribution Pursuant to Rule 12b-1**

                  16.      Not Applicable

                  17.      Financial Data Schedules**

                  18. Rule 18f-3 Plan Adopted With Respect to the Multiple Class Distribution System*


*        Previously filed as Exhibit to Registration Statement on
         Form N-1A
**       Filed herewith

Item 25.          PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH
                  REGISTRANT

                  No person is directly or indirectly controlled by or under common control with the Registrant.

Item 26.          NUMBER OF HOLDERS OF SECURITIES

                  Set forth is the number of record holders, as of May 31, 1997, of the shares of the Trust:

                                                             Number of Record
                  TITLE OF CLASS                                 HOLDERS

                  Shares of beneficial interest of
                  FBP Contrarian Equity Fund                        328

                  Shares of beneficial interest of
                  FBP Contrarian Balanced Fund                      458

                  Shares of beneficial interest of
                  The Government Street Equity Fund                 283

                  Shares of beneficial interest of
                  The Government Street Bond Fund                   148

                  Shares of beneficial interest of
                  The Alabama Tax Free Bond Fund                    124

                  Shares of beneficial interest of
                  The Jamestown Balanced Fund                       250

                  Shares of beneficial interest of
                  The Jamestown Equity Fund                         212

                  Shares of beneficial interest of
                  The Jamestown Bond Fund                            33

                  Shares of beneficial interest of
                  The Jamestown Short Term Bond Fund                 13

                  Shares of beneficial interest of
                  The Jamestown Tax Exempt Virginia Fund             41

                  Shares of beneficial interest of
                  The Jamestown International Equity Fund           180

Item 27. INDEMNIFICATION. Article VIII of the Registrant's Agreement and Declaration of Trust provides for indemnification of officers and trustees as follows:

                           SECTION 8.4 Indemnification of Trustees and Officers. Subject to the limitations set forth in this Section 8.4, the Trust shall indemnify (from the assets of the Fund or Funds to which the conduct in question relates) each of its Trustees and officers, including persons who serve at the Trust's request as directors, officers or trustees of another organization in which the Trust has any interest as a shareholder, creditor or otherwise (referred to hereinafter, together with such person's heirs, executors, administrators or other legal representatives, as a "covered person") against all liabilities, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and expenses, including reasonable accountants' and counsel fees, incurred by any covered person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such covered person may be or may have been involved as a party or otherwise or with which such covered person may be or may have been threatened, while in office or thereafter, by reason of being or having been such a Trustee or officer, director or trustee, except with respect to any matter as to which it has been determined that such covered person (i) did not act in good faith in the reasonable belief that his action was in or not opposed to the best interests of the Trust or (ii) had acted with willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office (either and both of the conduct described in clauses
                           (i) and (ii) above being referred to hereinafter as "Disabling Conduct"). A determination that the covered person is entitled to indemnification may be made by (i) a final decision on the merits by a court or other body before whom the proceeding was brought that such covered person was not liable by reason of Disabling Conduct, (ii) dismissal of a court action or an administrative action against such covered person for insufficiency of evidence of Disabling Conduct, or (iii) a reasonable determination, based upon a review of the facts, that such covered person was not liable by reason of Disabling Conduct by (a) vote of a majority of a quorum of Trustees who are neither "interested persons" of the Trust as the quoted phrase is defined in Section 2(a) (19) of the Investment Company Act of 1940 nor parties to the action, suit or other proceeding on the same or similar grounds is then or has been pending or threatened (such quorum of such Trustees being referred to hereinafter as the "Disinterested Trustees"), or (b) an independent legal counsel in a written opinion. Expenses, including accountants' and counsel fees so incurred by any such covered person (but excluding amounts paid in satisfaction of judgments, in compromise or as fines or penalties), may be paid from time to time by the Fund or Funds to which the conduct in question related in advance of the final disposition of any such action, suit or proceeding; provided, that the covered person Shall have undertaken to repay the amounts so paid if it is ultimately determined that indemnification of such expenses is not authorized under this Article VIII and if (i) the covered person shall have provided security for such undertaking, (ii) the Trust shall be insured against losses arising by reason of any lawful advances, or (iii) a majority of the Independent Trustees, or an independent legal counsel in a written opinion, shall have determined, based on a review of readily available facts (as opposed to a full inquiry), that there is reason to believe that the covered person ultimately will be entitled to indemnification hereunder.

                           SECTION 8.5 Compromise Payment. As to any matter disposed of by a compromise payment by any covered person referred to in Section 8.4 hereof, pursuant to a consent decree or otherwise, no such indemnification either for said payment or for any other expenses shall be provided unless such indemnification shall be approved (i) by a majority of the Disinterested Trustees or (ii) by an independent legal counsel in a written opinion. Approval by the Independent Trustees pursuant to clause (ii) shall not prevent the recovery from any covered person of any amount paid to such covered person in accordance with either of such clauses as indemnification if such covered person is subsequently adjudicated by a court of competent jurisdiction not to have acted in good faith in the reasonable belief that such covered person's action was in or not opposed to the best interests of the Trust or to have been liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such covered person's office.

                           SECTION 8.6 Indemnification Not Exclusive. The right of indemnification provided by this Article VIII shall not be exclusive of or affect any of the rights to which any covered person may be entitled. Nothing contained in this Article VIII shall affect any rights to indemnification to which personnel of the Trust, other than Trustees and officers, and other persons may be entitled by contract or otherwise under law, nor the power of the Trust to purchase and maintain liability insurance on behalf of any such person.

                  The Trust's Advisory Agreements provide for indemnification of each of the Advisors as follows:

                           8.(b) INDEMNIFICATION OF ADVISOR. Subject to the limitations set forth in this Subsection 8(b), the Trust shall indemnify, defend and hold harmless (from the assets of the Fund or Funds to which the conduct in question relates) the Advisor against all loss, damage and liability, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and expenses, including reasonable accountants' and counsel fees, incurred by the Advisor in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, related to or resulting from this Agreement or the performance of services hereunder, except with respect to any matter as to which it has been determined that the loss, damage or liability is a direct result of (i) a breach of fiduciary duty with respect to the receipt of compensation for services; or (ii) wilful misfeasance, bad faith or gross negligence on the part of the Advisor in the performance of its duties or from reckless disregard by it of its duties under this Agreement (either and both of the conduct described in clauses (i) and (ii) above being referred to hereinafter as "DISABLING CONDUCT"). A determination that the Advisor is entitled to indemnification may be made by (i) a final decision on the merits by a court or other body before whom the proceeding was brought that the Advisor was not liable by reason of Disabling Conduct, (ii) dismissal of a court action or an administrative proceeding against the Advisor for insufficiency of evidence of Disabling Conduct, or
                           (iii) a reasonable determination, based upon a review of the facts, that the Advisor was not liable by reason of Disabling Conduct by: (a) vote of a majority of a quorum of Trustees who are neither "interested persons" of the Trust as the quoted phrase is defined in Section 2(a)(19) of the Investment Company Act of 1940 nor parties to the action, suit or other proceeding on the same or similar grounds that is then or has been pending or threatened (such quorum of such Trustees being referred to hereinafter as the "INDEPENDENT TRUSTEES"), or (b) an independent legal counsel in a written opinion. Expenses, including accountants' and counsel fees so incurred by the Advisor (but excluding amounts paid in satisfaction of judgments, in compromise or as fines or penalties), may be paid from time to time by the Fund or Funds to which the conduct in question related in advance of the final disposition of any such action, suit or proceeding; PROVIDED, that the Advisor shall have undertaken to repay the amounts so paid if it is ultimately determined that indemnification of such expenses is not authorized under this Subsection 8(b) and if (i) the Advisor shall have provided security for such undertaking, (ii) the Trust shall be insured against losses arising by reason of any lawful advances, or
                           (iii) a majority of the Independent Trustees, or an independent legal counsel in a written opinion, shall have determined, based on a review of readily available facts (as opposed to a full trial-type inquiry),


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                           that there is reason to believe that the Advisor
                           ultimately will be entitled to indemnification hereunder.

                           As to any matter disposed of by a compromise payment by the Advisor referred to in this Subsection 8(b), pursuant to a consent decree or otherwise, no such indemnification either for said payment or for any other expenses shall be provided unless such indemnification shall be approved (i) by a majority of the Independent Trustees or (ii) by an independent legal counsel in a written opinion. Approval by the Independent Trustees pursuant to clause (i) shall not prevent the recovery from the Advisor of any amount paid to the Advisor in accordance with either of such clauses as indemnification of the Advisor is subsequently adjudicated by a court of competent jurisdiction not to have acted in good faith in the reasonable belief that the Advisor's action was in or not opposed to the best interests of the Trust or to have been liable to the Trust or its Shareholders by reason of wilful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in its conduct under the Agreement.

                           The right of indemnification provided by this Subsection 8(b) shall not be exclusive of or affect any of the rights to which the Advisor may be entitled. Nothing contained in this Subsection 8(b) shall affect any rights to indemnification to which Trustees, officers or other personnel of the Trust, and other persons may be entitled by contract or otherwise under law, nor the power of the Trust to purchase and maintain liability insurance on behalf of any such person.

                           The Board of Trustees of the Trust shall take all such action as may be necessary and appropriate to authorize the Trust hereunder to pay the indemnification required by this Subsection 8(b) including, without limitation, to the extent needed, to determine whether the Advisor is entitled to indemnification hereunder and the reasonable amount of any indemnity due it hereunder, or employ independent legal counsel for that purpose.

                           8.(c) The provisions contained in Section 8 shall survive the expiration or other termination of this Agreement, shall be deemed to include and protect the Advisor and its directors, officers, employees and agents and shall inure to the benefit of its/their respective successors, assigns and personal representatives.

         The Trust maintains a standard mutual fund and investment advisory professional and directors and officers liability policy. Coverage under the policy includes losses by reason of any act, error, omission, misstatement, misleading statement, neglect or breach of duty. The Trust may not pay for insurance which protects its Trustees and officers against liabilities arising from action involving willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their offices.

Item 28.          BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISOR

                  Lowe, Brockenbrough & Tattersall, Inc. ("LB&T") is a registered investment advisor providing general investment advisory services to four series of Williamsburg Investment
                  Trust: The Jamestown Balanced Fund, The Jamestown Equity Fund, The Jamestown Tax Exempt Virginia Fund and The Jamestown International Equity Fund. LB&T also provides investment advisory services to corporations, trusts, pension and profit sharing plans, other business and institutional accounts and individuals. The following list sets forth the business and other connections of the directors and officers of LB&T, 6620 West Broad Street, Suite 300, Richmond, Virginia 23230.

                  (1)      Austin Brockenbrough III - Managing Director of
                           LB&T.

                           (a) A Trustee of Williamsburg Investment Trust, a registered investment company, and President of The Jamestown Tax Exempt Virginia Fund.

                  (2) Henry C. Spalding, Jr. - Executive Vice President of LB&T.

                           (a) President of The Jamestown Balanced Fund and The Jamestown Equity Fund.

                  (3) William F. Shumadine, Jr. - Senior Vice President of LB&T.

                           (a) President of Central Fidelity Bank until October, 1993.

                  (4)      Ernest H. Stephensen, Jr. - Vice President of
                           LB&T.

                           (a) Vice President of The Jamestown Balanced Fund and The Jamestown Equity Fund.

                  Lowe, Brockenbrough & Tattersall Strategic Advisors, Inc. ("LBTSA") is a registered investment advisor providing general investment advisory services to two series of Williamsburg Investment Trust, The Jamestown Bond Fund and The Jamestown Short Term Bond Fund, and subadvisory services to The Jamestown Balanced Fund, another series of Williamsburg Investment Trust. LBTSA also provides investment advisory services to corporations, trusts, pension and profit sharing plans, other business and institutional accounts and individuals. The following list sets forth the business and other connections of the directors and officers of LBTSA, 6620 West Broad Street, Suite 300, Richmond, Virginia 23230.

                  (1)      Fred T. Tattersall - Managing Director of LBTSA.

                           (a) A Trustee of Williamsburg Investment Trust and President of The Jamestown Bond Fund and The Jamestown Short Term Bond Fund.

                  (2)      Kevin D. Girts - Executive Vice President of
                           LBTSA.

                  (3)      Craig D. Truitt - Senior Vice President of LBTSA.

                           (a) Vice President of The Jamestown Bond Fund and The Jamestown Short Term Bond Fund.

                  Oechsle International Advisors, L.P. ("Oechsle International") is a registered investment advisor which provides investment advisory services and acts as sub-advisor to The Jamestown International Equity Fund. The following are the partners of Oechsle International, One International Place, Boston, Massachusetts 02110.

                           (1) Oechsle Group, L.P. (the Managing General Partner of which is Walter Oechsle), a general partner of Oechsle International.

                           (2)      Dresdner Asset Management (U.S.A.)
                                    Corporation (a subsidiary of Dresdner Bank
                                    A.G.), a limited partner of Oechsle
                                    International.

                           (3) OIA Limited Partnership Interest Trust (the trustee of which is Oechsle Group, L.P.), a limited partner of Oechsle International

                  Flippin, Bruce & Porter, Inc. ("FBP") is a registered investment advisor providing investment advisory services to two series of Williamsburg Investment
                  Trust: The FBP Contrarian Balanced Fund and the FBP Contrarian Equity Fund. The Advisor also provides investment advice to corporations, trusts, pension and profit sharing plans, other business and institutional account and individuals. The following list sets forth the business and other connections of the directors and officers of Flippin, Bruce & Porter, Inc., 800 Main Street, Suite 202, P.O. Box 6138, Lynchburg, Virginia 24505.

                           (1)    John T. Bruce - A Principal of FBP.

                                    (a)   Chairman of the Board of Trustees of
                                          Williamsburg Investment Trust and
                                          Vice President of FBP Contrarian
                                          Balanced Fund and FBP Contrarian
                                          Equity Fund.

                           (2)    John M. Flippin - A Principal of FBP

                                    (a)   President of FBP Contrarian Balanced
                                          Fund and FBP Contrarian Equity Fund.

                           (3)    Robert Gregory Porter III - A Principal of
                                  FBP.

                                    (a)   Vice President of FBP Contrarian
                     Balanced Fund and FBP Contrarian Equity
                                      Fund.

                           (4) Joseph T. Antonelli, Jr. - Portfolio Manager of FBP.

                           (5)    David J. Marshall - Portfolio Manager of FBP.

                  T. Leavell & Associates, Inc. ("TLA") is a registered investment advisor providing investment advisory services to three series of Williamsburg Investment
                  Trust: The Government Street Equity Fund, The Government Street Bond Fund and The Alabama Tax Free Bond Fund. TLA also provides investment advice to corporations, trusts, pension and profit sharing plans, other business and institutional accounts and individuals. The following list sets forth the business and other connections of the directors and officers of T. Leavell & Associates, Inc., 150 Government Street, P.O. Box 1307, Mobile, Alabama 36633.

                           (1) Thomas W. Leavell - President and a Principal of TLA.

                           (2) Dorothy G. Gambill - Secretary/Treasurer and a Principal of TLA.

                           (3) Richard Mitchell - Executive Vice President and a Principal of TLA.

                                    (a)   A Trustee of Williamsburg Investment
                                          Trust and President of The Government
                                          Street Bond Fund, The Government
                                          Street

                                          Equity Fund and The Alabama Tax Free
                                          Bond Fund.

                           (4)    Kenneth P. Pulliam - Portfolio Manager of
                                  TLA.


                           (5)    Mary Shannon Hope - Portfolio Manager of TLA.


                           (6)    Timothy S. Healy - Vice President and
                                  Portfolio Manager of TLA.

                                    (a)   Vice President of The Alabama Tax
                                          Free Bond Fund.

                           (7)    Ann Damon Haas - Vice President of TLA.

Item 29.          PRINCIPAL UNDERWRITER

                  Not Applicable

Item 30.          LOCATIONS OF ACCOUNTS AND RECORDS

                  The Registrant maintains the records required by Section 31(a) of the Investment Company Act of 1940 and Rules 31a-1 to 31a-3 inclusive thereunder at its principal executive office. Certain records, including records relating to the Registrant's shareholders and the physical possession of its securities, may be maintained pursuant to Rule 31a-3 at the main offices of the Registrant's transfer and dividend disbursing agent and custodian.

Item 31.          MANAGEMENT SERVICES

                  See discussion in Part A under "Management of the Fund - Administrator" and in Part B under "Administrator."

Item 32.          UNDERTAKINGS

                  (a)    Not Applicable

                  (b)    Not Applicable

                  (c) The Registrant undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest report to shareholders, upon request and without charge.

                  (d) The Registrant hereby undertakes to comply with the provisions of Section 16(c) of the Investment Company Act of 1940, as amended.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of the Reigstration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Cincinnati and the State of Ohio on the 31st day of July, 1997.


                                            WILLIAMSBURG INVESTMENT TRUST



                                            By: /S/ JOHN F. SPLAIN
                                                 John F. Splain,
                                                 Attorney-in-Fact


         The term "Williamsburg Investment Trust" means and refers to the Trustees from time to time serving under the Agreement and Declaration of Trust of the Registrant dated July 18, 1988, as amended, a copy of which is on file with the Secretary of State of The Commonwealth of Massachusetts. The obligations of the Registrant hereunder are not binding personally upon any of the Trustees, shareholders, nominees, officers, agents or employees of the Registrant, but bind only the trust property of the Registrant, as provided in the Agreement and Declaration of Trust of the Registrant. The execution of this Registration Statement has been authorized by the Trustees of the Registrant and this Registration Statement has been signed by an authorized officer of the Registrant, acting as such, and neither such authorization by such Trustees nor such execution by such officer shall be deemed to have been made by any of them, but shall bind only the trust property of the Registrant as provided in its Declaration of Trust.

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated:

  Signature                              Title
Date


/s/ John T. Bruce
-------------------------                Trustee and Chairman   July 31, 1997
John T. Bruce                            (principal executive
                                         officer)

/s/ Mark J. Seger
-------------------------                Treasurer (principal   July 31, 1997
Mark J. Seger                            financial and
                                         accounting officer)

Austin Brockenbrough III*   Trustee

Charles M. Caravati, Jr.*                Trustee

J. Finley Lee, Jr.*                      Trustee

Richard Mitchell*                        Trustee

Richard L. Morrill*                      Trustee

Harris V. Morrissette*                   Trustee

Fred T. Tattersall*                      Trustee

Erwin H. Will, Jr*                       Trustee

Samuel B. Witt III*                      Trustee



*By: /S/ JOHN F. SPLAIN
    John F. Splain
    Attorney-in-Fact
    July 31, 1997


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